                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08839

                              SPDR(R) SERIES TRUST
               (Exact name of registrant as specified in charter)

                 One Lincoln Street, Boston, Massachusetts 02111
               (Address of principal executive offices) (zip code)

                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                           One Lincoln Street/CPH0326
                           Boston, Massachusetts 02111
                    (Name and address of agent for service)

                                    Copy to:

                              W. John McGuire, Esq.
                          Morgan, Lewis and Bockius LLP
                           1111 Pennsylvania Ave., NW
                              Washington, DC 20004

       Registrant's telephone number, including area code: (866) 787-2257

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT June 30, 2008

[LOGO]                                       PRECISE IN A WORLD THAT ISN'T.(TM)

TABLE OF CONTENTS


PRESIDENT'S LETTER...............................................    1
MANAGEMENT'S DISCUSSIONS OF FUND PERFORMANCE
  SPDR(R) DJ WILSHIRE TOTAL MARKET ETF (TMW).....................    2
  SPDR(R) DJ WILSHIRE LARGE CAP ETF (ELR)........................    6
  SPDR(R) DJ WILSHIRE LARGE CAP GROWTH ETF (ELG).................   10
  SPDR(R) DJ WILSHIRE LARGE CAP VALUE ETF (ELV)..................   14
  SPDR(R) DJ WILSHIRE MID CAP ETF (EMM)..........................   18
  SPDR(R) DJ WILSHIRE MID CAP GROWTH ETF (EMG)...................   22
  SPDR(R) DJ WILSHIRE MID CAP VALUE ETF (EMV)....................   26
  SPDR(R) DJ WILSHIRE SMALL CAP ETF (DSC)........................   30
  SPDR(R) DJ WILSHIRE SMALL CAP GROWTH ETF (DSG).................   34
  SPDR(R) DJ WILSHIRE SMALL CAP VALUE ETF (DSV)..................   38
  SPDR(R) DJ GLOBAL TITANS ETF (DGT).............................   42
  DJ WILSHIRE REIT ETF (RWR).....................................   46
  KBW BANK ETF (KBE).............................................   50
  KBW CAPITAL MARKETS ETF (KCE)..................................   54
  KBW INSURANCE ETF (KIE)........................................   58
  MORGAN STANLEY TECHNOLOGY ETF (MTK)............................   62
  SPDR(R) S&P(R) DIVIDEND ETF (SDY)..............................   66
  SPDR(R) S&P(R) BIOTECH ETF (XBI)...............................   70
  SPDR(R) S&P(R) HOMEBUILDERS ETF (XHB)..........................   74
  SPDR(R) S&P(R) METALS & MINING ETF (XME).......................   78
  SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF (XES)........   82
  SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF (XOP)....   86
  SPDR(R) S&P(R) PHARMACEUTICALS ETF (XPH).......................   90
  SPDR(R) S&P(R) RETAIL ETF (XRT)................................   94
  SPDR(R) S&P(R) SEMICONDUCTOR ETF (XSD).........................   98
  KBW REGIONAL BANKING(SM) ETF (KRE).............................  102
SUMMARY SCHEDULES OF INVESTMENTS
  SPDR(R) DJ WILSHIRE TOTAL MARKET ETF (TMW).....................  106
  SPDR(R) DJ WILSHIRE LARGE CAP ETF (ELR)........................  109
  SPDR(R) DJ WILSHIRE LARGE CAP GROWTH ETF (ELG).................  112
  SPDR(R) DJ WILSHIRE LARGE CAP VALUE ETF (ELV)..................  115
  SPDR(R) DJ WILSHIRE MID CAP ETF (EMM)..........................  117
  SPDR(R) DJ WILSHIRE MID CAP GROWTH ETF (EMG)...................  120
  SPDR(R) DJ WILSHIRE MID CAP VALUE ETF (EMV)....................  123
  SPDR(R) DJ WILSHIRE SMALL CAP ETF (DSC)........................  125
  SPDR(R) DJ WILSHIRE SMALL CAP GROWTH ETF (DSG).................  128
  SPDR(R) DJ WILSHIRE SMALL CAP VALUE ETF (DSV)..................  131

SCHEDULES OF INVESTMENTS
  SPDR(R) DJ GLOBAL TITANS ETF (DGT).............................  134
  DJ WILSHIRE REIT ETF (RWR).....................................  135
  KBW BANK ETF (KBE).............................................  137
  KBW CAPITAL MARKETS ETF (KCE)..................................  138
  KBW INSURANCE ETF (KIE)........................................  139
  MORGAN STANLEY TECHNOLOGY ETF (MTK)............................  140
  SPDR(R) S&P(R) DIVIDEND ETF (SDY)..............................  141
  SPDR(R) S&P(R) BIOTECH ETF (XBI)...............................  142
  SPDR(R) S&P(R) HOMEBUILDERS ETF (XHB)..........................  143
  SPDR(R) S&P(R) METALS & MINING ETF (XME).......................  144
  SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF (XES)........  145
  SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF (XOP)....  146
  SPDR(R) S&P(R) PHARMACEUTICALS ETF (XPH).......................  147
  SPDR(R) S&P(R) RETAIL ETF (XRT)................................  148
  SPDR(R) S&P(R) SEMICONDUCTOR ETF (XSD).........................  149
  KBW REGIONAL BANKING(SM) ETF (KRE).............................  150
FINANCIAL STATEMENTS.............................................  152
FINANCIAL HIGHLIGHTS.............................................  174
NOTES TO FINANCIAL STATEMENTS....................................  188
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........  203
OTHER INFORMATION................................................  204

                        (streetTRACKS Logo/annual report)
                       PRESIDENT'S LETTER TO SHAREHOLDERS



Dear Shareholders,

Enclosed, please find a copy of the annual report as of June 30, 2008. In the past year, we have continued our efforts to develop new and valuable additions to our family of SPDR exchange-traded funds ("ETFs").

State Street has launched eleven new SPDR ETFs since July 2007, offering investors exposure to segments of the global stock markets as well as multiple new fixed income products.

NEW INTERNATIONAL AND EMERGING MARKET SPDRS

International SPDRs launched cover key segments of the developed and emerging international and global markets and include:

     - SPDR S&P International Mid Cap ETF (Ticker Symbol:  MDD)
     - SPDR S&P International Dividend ETF (Ticker Symbol:  DWX)
     - SPDR DJ Wilshire Global Real Estate ETF (Ticker Symbol: RWO)
     - SPDR S&P Emerging Markets Small Cap ETF (Ticker Symbol: EWX)

NEW FIXED INCOME SPDRS

State Street also introduced seven new fixed income SPDRs to provide precise bond exposure at highly competitive expense ratios.

Fixed Income SPDRs launched include:

     - SPDR DB International Government Inflation-Protected Bond ETF (Ticker
       Symbol: WIP)
     - SPDR Lehman High Yield Bond ETF (Ticker Symbol:  JNK)
     - SPDR Lehman California Municipal Bond ETF (Ticker Symbol: CXA)
     - SPDR Lehman New York Municipal Bond ETF (Ticker Symbol: INY)
     - SPDR Lehman Short Term Municipal Bond ETF (Ticker Symbol: SHM)
     - SPDR Lehman Municipal Bond ETF (Ticker Symbol:  TFI)
     - SPDR Lehman International Treasury Bond ETF (Ticker Symbol: BWX)

Each of these new ETFs was created to meet the demands of our investors, and in the months ahead, we look forward to launching new ETFs that will provide additional opportunities for those looking to diversify their portfolios. Given State Street's heritage as the industry's pioneer, my colleagues and I take great pride in these new additions to our SPDR family and we look forward to continuing to help you reach your investment goals in the days ahead. On behalf of the SPDR Series Trust, I thank you for your continued support.

Sincerely,
James Ross
President

                        (streetTRACKS Logo/Annual Report)
                      SPDR DJ WILSHIRE TOTAL MARKET ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Total Market ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire 5000 Composite Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in an optimized portfolio of stocks intended to track the Index.

The performance of the Fund for the year ended June 30, 2008, was -12.36% versus the Index return of -12.76%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June
30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The Fund's absolute performance benefited from the relatively strong performance in the Energy and Materials sectors, while less favorable results came from the Financials and Consumer Discretionary sectors. In the last year the Financials and Consumer Discretionary sectors suffered significantly from the credit crisis and decrease in consumer confidence. The fund outperformed its benchmark by 40 basis points for the year ended June 30, 2008. Relative positive performance of the Fund was mainly due to the optimized structure of this fund and a narrow underweight in the financials sector.

On an individual securities basis, notable contributors to the performance during the period included Patriot Coal Corp. and Capstone Turbine Corp. Notable detractors from the absolute performance during the period included Ambac Financial Group, Inc. and Radian Group, Inc.

                        (streetTRACKS Logo/Annual Report)
            SPDR DJ WILSHIRE TOTAL MARKET ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/4/00, 10/10/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE TOTAL MARKET ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.20%.

PERFORMANCE AS OF JUNE 30, 2008


 ------------------------------------------------------------------------------------------------------------------

                                                                   CUMULATIVE TOTAL RETURN

                                          -------------------------------------------------------------------------
                                                 NET ASSET                  MARKET          DOW JONES WILSHIRE 5000
                                                   VALUE                    VALUE               COMPOSITE INDEX
 ------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                        -12.36%                  -12.34%                  -12.76%

 ------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                  15.19%                   15.29%                   15.81%
 ------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                   45.33%                   45.32%                   51.95%
 ------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                         7.87%                    7.83%                    9.71%
 ------------------------------------------------------------------------------------------------------------------





 ------------------------------------------------------------------------------------------------------------------

                                                                 AVERAGE ANNUAL TOTAL RETURN

                                          -------------------------------------------------------------------------
                                                 NET ASSET                  MARKET          DOW JONES WILSHIRE 5000
                                                   VALUE                    VALUE               COMPOSITE INDEX
 ------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                        -12.36%                  -12.34%                  -12.76%
 ------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                   4.83%                    4.86%                    5.02%
 ------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                    7.76%                    7.76%                    8.73%
 ------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                         0.98%                    0.98%                    1.21%
 ------------------------------------------------------------------------------------------------------------------




 (1) Prior to June 14, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire 5000 Composite Index. Performance of the Fund prior to June 14, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period October 4, 2000 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
      SPDR DJ WILSHIRE TOTAL MARKET ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE TOTAL MARKET ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                  SPDR DJ          DOW JONES
                              WILSHIRE TOTAL     WILSHIRE 5000
                                MARKET ETF      COMPOSITE INDEX
                                    (A)               (B)
                              --------------    ---------------
10/4/2000                        10000.00           10000.00
                                 10061.00            9902.96
                                  9407.04            8917.81
12/31/2000                        9467.24            9076.81
                                  9761.67            9424.49
                                  9017.83            8530.58
3/31/2001                         8515.54            7956.33
                                  9116.84            8611.08
                                  9187.95            8696.83
6/30/2001                         8978.46            8551.08
                                  8929.08            8409.92
                                  8379.05            7900.96
9/30/2001                         7763.19            7191.20
                                  7857.12            7374.12
                                  8441.69            7938.06
12/31/2001                        8498.25            8080.71
                                  8412.42            7980.36
                                  8280.35            7816.35
3/31/2002                         8561.88            8158.43
                                  8077.28            7760.09
                                  8017.50            7668.83
6/30/2002                         7479.53            7129.76
                                  6940.26            6554.18
                                  6982.59            6592.75
9/30/2002                         6227.77            5931.15
                                  6747.17            6385.18
                                  7096.67            6769.92
12/31/2002                        6696.42            6395.10
                                  6507.58            6233.96
                                  6393.05            6128.42
3/31/2003                         6466.57            6197.67
                                  6992.30            6705.86
                                  7318.14            7115.37
6/30/2003                         7422.06            7220.43
                                  7555.28            7394.57
                                  7669.97            7572.22
9/30/2003                         7592.74            7488.35
                                  8009.58            7945.66
                                  8061.64            8056.94
12/31/2003                        8478.43            8418.54
                                  8602.21            8606.09
                                  8726.94            8731.31
3/31/2004                         8592.55            8637.79
                                  8473.11            8454.11
                                  8552.76            8570.89
6/30/2004                         8705.85            8754.40
                                  8448.16            8428.25
                                  8493.78            8456.99
9/30/2004                         8560.03            8593.79
                                  8670.46            8732.64
                                  9018.14            9139.17
12/31/2004                        9327.47            9469.08
                                  9147.35            9220.50
                                  9363.14            9422.86
3/31/2005                         9204.15            9258.49
                                  9043.08            9054.13
                                  9312.56            9396.95
6/30/2005                         9363.78            9473.33
                                  9754.25            9865.15
                                  9674.27            9776.34
9/30/2005                         9758.43            9854.74
                                  9582.78            9673.01
                                  9954.59           10059.20
12/31/2005                        9973.51           10072.90
                                 10307.60           10431.40
                                 10290.10           10428.70
3/31/2006                        10460.90           10621.10
                                 10563.40           10739.00
                                 10230.70           10394.70
6/30/2006                        10250.10           10413.10
                                 10240.60           10400.90
                                 10482.20           10644.30
9/30/2006                        10721.20           10878.10
                                 11099.50           11272.60
                                 11333.20           11527.20
12/31/2006                       11460.00           11661.70
                                 11673.20           11883.30
                                 11472.60           11695.60
3/31/2007                        11604.00           11825.00
                                 12069.50           12298.30
                                 12508.10           12748.30
6/30/2007                        12306.60           12543.20
                                 11889.90           12116.40
                                 12058.30           12285.20
9/30/2007                        12479.10           12726.50
                                 12712.80           12970.10
                                 12155.00           12392.60
12/31/2007                       12083.40           12316.50
                                 11380.10           11571.30
                                 11039.90           11223.00
3/31/2008                        10968.10           11145.60
                                 11509.90           11700.60
                                 11741.30           11945.20
6/30/2008                        10787.00           10971.00

                        (streetTRACKS Logo/Annual Report)
             SPDR DJ WILSHIRE TOTAL MARKET ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------------


  DESCRIPTION                              EXXON MOBIL CORP.     GENERAL ELECTRIC CO.     MICROSOFT CORP.     CHEVRON CORP.
 --------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $4,433,556            2,382,990                2,169,989           1,882,578

 --------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.5%                  1.9                      1.7                 1.5
 --------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------


  DESCRIPTION                              AT&T, INC.
 --------------------------------------------------------
    MARKET VALUE                           1,785,199

 --------------------------------------------------------
    % OF NET ASSETS                        1.4
 --------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          11.9%
Pharmaceuticals                       5.0
Computers & Peripherals               4.4
Insurance                             3.9
Software                              3.9
Energy Equipment & Services           3.7
Media                                 3.0
Diversified Financial Services        2.7
Semiconductors & Semiconductor
  Equipment                           2.7
Capital Markets                       2.6
Industrial Conglomerates              2.6
Communications Equipment              2.4
Diversified Telecommunication
  Services                            2.4
Machinery                             2.4
Commercial Banks                      2.3
Food & Staples Retailing              2.2
Aerospace & Defense                   2.1
Chemicals                             2.1
Electric Utilities                    2.1
Beverages                             2.0
Health Care Providers &
  Services                            2.0
Household Products                    2.0
Biotechnology                         1.9
Health Care Equipment &
  Supplies                            1.9
Real Estate Investment Trusts         1.9
Specialty Retail                      1.8
Food Products                         1.5
Hotels, Restaurants & Leisure         1.5
Internet Software & Services          1.5
Metals & Mining                       1.5
IT Services                           1.4
Road & Rail                           1.2
Tobacco                               1.2
Multi-Utilities                       1.1
Commercial Services & Supplies        0.9
Multiline Retail                      0.8
Life Sciences Tools & Services        0.7
Air Freight & Logistics               0.6
Electrical Equipment                  0.6
Electronic Equipment &
  Instruments                         0.6
Household Durables                    0.6
Thrifts & Mortgage Finance            0.6
Wireless Telecommunication
  Services                            0.6
Construction & Engineering            0.5
Consumer Finance                      0.5
Independent Power Producers &
  Energy Traders                      0.5
Textiles, Apparel & Luxury
  Goods                               0.4
Auto Components                       0.3
Containers & Packaging                0.3
Diversified Consumer Services         0.3
Internet & Catalog Retail             0.3
Automobiles                           0.2
Gas Utilities                         0.2
Leisure Equipment & Products          0.2
Paper & Forest Products               0.2
Personal Products                     0.2
Airlines                              0.1
Building Products                     0.1
Construction Materials                0.1
Health Care Technology                0.1
Office Electronics                    0.1
Real Estate Management &
  Development                         0.1
Trading Companies &
  Distributors                        0.1
Water Utilities                       0.1
Distributors                          0.0**
Transportation Infrastructure         0.0**
Short Term Investments               17.9
Other Assets & Liabilities          (17.6)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                        (streetTRACKS Logo/Annual Report)
                        SPDR DJ WILSHIRE LARGE CAP ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Large Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Large Cap Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -11.84% versus the Index return of -11.78%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

The Fund tracked its index closely during the year. The largest sector in the fund was Financials which was the worst performing sector for the year. Consumer Discretionary stocks fell as consumers reduced spending. On the positive side, energy stocks rose as strong commodity prices boosted earnings for this sector.

Several energy stocks were among the top contributors to return during the year. Chevron Corp., Occidental Petroleum Corp, ConocoPhillips, and Schlumberger Ltd. were all strong contributors to return, aided by strong commodity prices and increased earnings. Wal-Mart Stores, Inc. and Apple, Inc. were also strong performers. Apple was aided by strong sales of its I-Phone and I-Mac computers while Wal-mart posted better than expected results as consumers hunted for bargains.

At the negative end of the spectrum, Financials were common. American International Group, Inc., Bank of America Corp., and Wachovia Corp., were the largest detractors from return. Each of these companies posted significant losses on mortgages and related securities. GE was also one of the bottom performers. The company posted lower than expected results and the stock was punished by investors.

                        (streetTRACKS Logo/Annual Report)
              SPDR DJ WILSHIRE LARGE CAP ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE LARGE CAP ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.20%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE                 LARGE CAP INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -11.84%               -11.79%                    -11.78%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           12.05%                12.00%                     12.52%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE                 LARGE CAP INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -11.84%               -11.79%                    -11.78%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                            4.40%                 4.38%                      4.52%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
        SPDR DJ WILSHIRE LARGE CAP ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE LARGE CAP ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                  SPDR DJ
                              WILSHIRE LARGE       DOW JONES
                                  CAP ETF       WILSHIRE LARGE
                                    (A)            CAP INDEX
                                                      (B)
                              --------------    --------------
11/8/2005                        10000.00          10000.00
11/30/2005                       10266.00          10267.00
12/31/2005                       10277.30          10280.30
1/31/2006                        10569.20          10574.40
2/28/2006                        10570.20          10573.30
3/31/2006                        10717.20          10721.30
4/30/2006                        10850.00          10855.30
5/31/2006                        10532.10          10539.50
6/30/2006                        10547.90          10556.30
7/31/2006                        10587.00          10598.50
8/31/2006                        10829.70          10846.50
9/30/2006                        11095.90          11112.30
10/31/2006                       11466.70          11486.80
11/30/2006                       11706.70          11730.30
12/31/2006                       11859.90          11885.10
1/31/2007                        12071.60          12100.30
2/28/2007                        11850.00          11878.80
3/31/2007                        11979.70          12010.70
4/30/2007                        12482.00          12518.70
5/31/2007                        12923.20          12965.70
6/30/2007                        12710.30          12751.70
7/31/2007                        12322.70          12364.10
8/31/2007                        12502.00          12543.30
9/30/2007                        12971.50          13022.50
10/31/2007                       13210.20          13263.40
11/30/2007                       12674.10          12720.90
12/31/2007                       12596.50          12643.30
1/31/2008                        11837.50          11881.00
2/29/2008                        11481.10          11518.60
3/31/2008                        11411.10          11449.50
4/30/2008                        11981.70          12027.70
5/31/2008                        12191.20          12241.80
6/30/2008                        11205.00          11252.00

                        (streetTRACKS Logo/Annual Report)
               SPDR DJ WILSHIRE LARGE CAP ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------------


  DESCRIPTION                              EXXON MOBIL CORP.     GENERAL ELECTRIC CO.     MICROSOFT CORP.     CHEVRON CORP.
 --------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $341,416              191,287                  165,088             147,605

 --------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.8%                  2.1                      1.9                 1.7
 --------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------


  DESCRIPTION                              AT&T, INC.
 --------------------------------------------------------
    MARKET VALUE                           144,058

 --------------------------------------------------------
    % OF NET ASSETS                        1.6
 --------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          12.2%
Pharmaceuticals                       5.5
Insurance                             4.7
Computers & Peripherals               4.3
Energy Equipment & Services           3.6
Software                              3.6
Diversified Financial Services        3.1
Industrial Conglomerates              2.9
Media                                 2.9
Capital Markets                       2.7
Diversified Telecommunication
  Services                            2.7
Food & Staples Retailing              2.5
Semiconductors & Semiconductor
  Equipment                           2.5
Aerospace & Defense                   2.3
Beverages                             2.3
Chemicals                             2.3
Communications Equipment              2.3
Electric Utilities                    2.1
Health Care Equipment &
  Supplies                            2.1
Household Products                    2.1
Machinery                             2.1
Commercial Banks                      2.0
Health Care Providers &
  Services                            1.8
Biotechnology                         1.7
IT Services                           1.6
Food Products                         1.5
Internet Software & Services          1.5
Metals & Mining                       1.5
Real Estate Investment Trusts         1.5
Specialty Retail                      1.5
Tobacco                               1.4
Multi-Utilities                       1.3
Hotels, Restaurants & Leisure         1.2
Road & Rail                           1.0
Air Freight & Logistics               0.7
Commercial Services & Supplies        0.6
Electrical Equipment                  0.6
Electronic Equipment &
  Instruments                         0.6
Multiline Retail                      0.6
Wireless Telecommunication
  Services                            0.6
Consumer Finance                      0.5
Independent Power Producers &
  Energy Traders                      0.5
Life Sciences Tools & Services        0.5
Thrifts & Mortgage Finance            0.5
Construction & Engineering            0.4
Household Durables                    0.4
Internet & Catalog Retail             0.4
Gas Utilities                         0.3
Textiles, Apparel & Luxury
  Goods                               0.3
Auto Components                       0.2
Automobiles                           0.2
Containers & Packaging                0.2
Paper & Forest Products               0.2
Personal Products                     0.2
Airlines                              0.1
Building Products                     0.1
Construction Materials                0.1
Distributors                          0.1
Diversified Consumer Services         0.1
Health Care Technology                0.1
Leisure Equipment & Products          0.1
Office Electronics                    0.1
Real Estate Management &
  Development                         0.1
Trading Companies &
  Distributors                        0.1
Water Utilities                       0.0**
Short Term Investments               21.1
Other Assets & Liabilities          (20.9)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                        (streetTRACKS Logo/Annual Report)
                    SPDR DJ WILSHIRE LARGE CAP GROWTH ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Large Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Large Cap Growth Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of the Index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -5.04% versus the Index return of -4.90%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The beginning of the year brought a solid recovery for growth-oriented portfolios when popular Technology themes prospered amid the wreckage in the Financial sector. Growth-oriented investors remained enamored of the stable future prospects afforded by Consumer Staples, but some noteworthy stumbles in the Technology, Healthcare, and Consumer Discretionary areas kept growth indexes on the defensive. Growth-oriented stocks shone between October and December 2007, making a convincing case that their long period of dormancy may be over. With steady selling continuing to afflict the beleaguered Financial sector, whose aggressive additions of capital over the course of the last year still seem to be inadequate to cover the potential extent of painful write-offs, value styles remained at a disadvantage through June, particularly in the large cap arena, thereby allowing growth stocks to limit their declines.

As crude oil prices ended June in record territory above $140 per barrel, showing little sign of slowing down against a backdrop of resilient global demand and persistent supply threats, Energy stocks remained the star performers for the period. The group more than doubled the result of any other sector between March and June 2008. Apart from Energy, only the Materials sector, led largely by steel names, has managed to stay above water on a year-to-date basis. The biggest story, however, remains the ongoing destruction in the Financial sector. With asset values uncertain, Financial guarantees de-rated, and business prospects eroding, banks, brokers, and insurance companies have all continued to suffer. Major dealing firm Lehman Brothers, which went to the brink and back when Bear Stearns unraveled in March, saw its stock tumble by nearly half in June to end the month below its panicky winter worst. With many consumers bearing the brunt of tighter credit conditions, crumbling home prices, and brutal energy costs, the Consumer Discretionary sector has also been rough in 2008.

                        (streetTRACKS Logo/Annual Report)
          SPDR DJ WILSHIRE LARGE CAP GROWTH ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE LARGE CAP GROWTH ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.20%.

PERFORMANCE AS OF JUNE 30, 2008


 ------------------------------------------------------------------------------------------------------------------

                                                                   CUMULATIVE TOTAL RETURN

                                          -------------------------------------------------------------------------
                                                 NET ASSET                  MARKET             DOW JONES WILSHIRE
                                                   VALUE                    VALUE            LARGE CAP GROWTH INDEX
 ------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                         -5.04%                   -4.92%                   -4.90%

 ------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                  19.58%                   19.59%                   21.34%
 ------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                   37.80%                   37.65%                   49.15%
 ------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                       -41.45%                  -41.44%                  -24.68%
 ------------------------------------------------------------------------------------------------------------------





 ------------------------------------------------------------------------------------------------------------------

                                                                 AVERAGE ANNUAL TOTAL RETURN

                                          -------------------------------------------------------------------------
                                                 NET ASSET                  MARKET             DOW JONES WILSHIRE
                                                   VALUE                    VALUE            LARGE CAP GROWTH INDEX
 ------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                         -5.04%                   -4.92%                   -4.90%
 ------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                   6.14%                    6.15%                    6.66%
 ------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                    6.62%                    6.60%                    8.32%
 ------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                        -6.66%                   -6.66%                   -3.59%
 ------------------------------------------------------------------------------------------------------------------




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Large Cap Growth Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period September 25, 2000 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
    SPDR DJ WILSHIRE LARGE CAP GROWTH ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE LARGE CAP GROWTH ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                  SPDR DJ          DOW JONES
                              WILSHIRE LARGE    WILSHIRE LARGE
                                CAP GROWTH        CAP GROWTH
                                  ETF (A)          INDEX (B)
                              --------------    --------------
9/25/2000                        10000.00          10000.00
                                  9800.00           9865.02
                                  9285.50           9343.64
                                  7792.86           7898.90
12/31/2000                        7394.87           7725.65
                                  8050.80           8265.54
                                  6528.39           6931.80
3/31/2001                         5703.20           6198.92
                                  6512.27           6923.44
                                  6406.12           6876.71
6/30/2001                         6251.80           6762.10
                                  5971.10           6488.15
                                  5339.35           5907.17
9/30/2001                         4696.50           5298.89
                                  4971.71           5566.08
                                  5566.33           6100.88
12/31/2001                        5497.86           6136.13
                                  5424.74           5982.51
                                  5132.89           5682.80
3/31/2002                         5244.27           5897.51
                                  4737.67           5430.99
                                  4609.76           5317.33
6/30/2002                         4232.68           4880.85
                                  3951.63           4592.03
                                  3974.15           4637.35
9/30/2002                         3505.60           4156.38
                                  3881.75           4578.50
                                  4126.30           4824.00
12/31/2002                        3757.00           4495.88
                                  3652.55           4385.20
                                  3689.08           4347.42
3/31/2003                         3779.83           4454.11
                                  4063.32           4808.73
                                  4200.66           4980.03
6/30/2003                         4248.55           5050.21
                                  4364.79           5161.52
                                  4438.16           5262.39
9/30/2003                         4377.13           5211.34
                                  4651.58           5468.24
                                  4682.75           5515.43
12/31/2003                        4853.20           5730.38
                                  4932.30           5867.94
                                  4958.45           5936.55
3/31/2004                         4870.68           5849.00
                                  4828.79           5787.51
                                  4909.92           5875.42
6/30/2004                         4957.54           5979.77
                                  4692.31           5714.80
                                  4673.08           5713.09
9/30/2004                         4695.97           5779.72
                                  4754.67           5824.35
                                  4913.48           6056.52
12/31/2004                        5091.84           6276.66
                                  4953.09           6100.13
                                  4943.97           6165.61
3/31/2005                         4839.31           6054.48
                                  4734.30           5885.54
                                  4960.12           6166.27
6/30/2005                         4896.14           6207.50
                                  5133.60           6515.93
                                  5062.24           6469.54
9/30/2005                         5066.80           6520.50
                                  5046.02           6459.99
                                  5253.92           6727.31
12/31/2005                        5250.24           6724.06
                                  5417.73           6938.96
                                  5353.80           6857.65
3/31/2006                         5433.57           6960.89
                                  5434.65           6963.13
                                  5246.62           6721.99
6/30/2006                         5228.25           6699.63
                                  5133.93           6579.93
                                  5263.10           6747.15
9/30/2006                         5391.05           6912.45
                                  5583.08           7160.37
                                  5703.84           7317.14
12/31/2006                        5720.10           7338.96
                                  5860.70           7520.95
                                  5754.79           7385.81
3/31/2007                         5789.61           7431.49
                                  6032.20           7744.80
                                  6248.21           8023.62
6/30/2007                         6167.04           7920.29
                                  6045.06           7764.41
                                  6124.73           7866.61
9/30/2007                         6377.87           8194.30
                                  6594.46           8474.12
                                  6343.02           8152.54
12/31/2007                        6336.29           8144.30
                                  5844.60           7512.30
                                  5752.84           7393.61
3/31/2008                         5708.19           7337.42
                                  6034.99           7760.05
                                  6265.58           8058.81
6/30/2008                         5855.00           7532.00

                        (streetTRACKS Logo/Annual Report)
           SPDR DJ WILSHIRE LARGE CAP GROWTH ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              MICROSOFT CORP.     PROCTER & GAMBLE CO.     APPLE, INC.     CISCO SYSTEMS, INC.
 --------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $9,788,333          7,991,346                6,255,726       5,922,484

 --------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.4%                2.8                      2.2             2.1
 --------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------

  DESCRIPTION                              WAL-MART STORES, INC.
 -------------------------------------------------------------------
    MARKET VALUE                           5,855,928

 -------------------------------------------------------------------
    % OF NET ASSETS                        2.0
 -------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels           7.9%
Energy Equipment & Services           6.7
Software                              6.5
Computers & Peripherals               5.3
Semiconductors & Semiconductor
  Equipment                           4.5
Communications Equipment              4.2
Media                                 4.2
Food & Staples Retailing              4.1
Health Care Equipment &
  Supplies                            3.5
Household Products                    3.5
Biotechnology                         3.2
Health Care Providers &
  Services                            3.1
Machinery                             3.0
Insurance                             2.8
Internet Software & Services          2.8
Aerospace & Defense                   2.7
IT Services                           2.7
Specialty Retail                      2.7
Chemicals                             2.5
Metals & Mining                       2.0
Beverages                             1.8
Capital Markets                       1.4
Air Freight & Logistics               1.2
Hotels, Restaurants & Leisure         1.1
Pharmaceuticals                       1.1
Wireless Telecommunication
  Services                            1.1
Diversified Financial Services        1.0
Electronic Equipment &
  Instruments                         1.0
Multiline Retail                      1.0
Commercial Services & Supplies        0.9
Industrial Conglomerates              0.9
Life Sciences Tools & Services        0.9
Construction & Engineering            0.8
Consumer Finance                      0.7
Food Products                         0.7
Independent Power Producers &
  Energy Traders                      0.7
Real Estate Investment Trusts         0.7
Internet & Catalog Retail             0.6
Gas Utilities                         0.5
Textiles, Apparel & Luxury
  Goods                               0.5
Electrical Equipment                  0.4
Road & Rail                           0.4
Diversified Consumer Services         0.3
Multi-Utilities                       0.3
Personal Products                     0.3
Airlines                              0.2
Containers & Packaging                0.2
Household Durables                    0.2
Office Electronics                    0.2
Auto Components                       0.1
Automobiles                           0.1
Construction Materials                0.1
Diversified Telecommunication
  Services                            0.1
Electric Utilities                    0.1
Health Care Technology                0.1
Real Estate Management &
  Development                         0.1
Thrifts & Mortgage Finance            0.1
Trading Companies &
  Distributors                        0.1
Building Products                     0.0**
Paper & Forest Products               0.0**
Short Term Investments                7.2
Other Assets & Liabilities           (7.1)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                        (streetTRACKS Logo/Annual Report)
                     SPDR DJ WILSHIRE LARGE CAP VALUE ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Large Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Large Cap Value Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -18.85% versus the Index return of -18.84%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JP Morgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The performance of the broader Dow Jones Wilshire Large Cap Index over the year was hurt most significantly by the Financials sector as the housing market downturn toppled the sector. Pressure from the housing market and higher energy costs had their impact on the public, with all consumer driven sectors, particularly Consumer Durables and Manufacturing, suffering significant declines in stock performance over the year, although their relative weights in the index limited their damage to the fund. While Energy and Materials both had a great run during the year, their strong returns couldn't possibly salvage the returns for the Index as a whole.

                        (streetTRACKS Logo/Annual Report)
           SPDR DJ WILSHIRE LARGE CAP VALUE ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE LARGE CAP VALUE ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.20%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE              LARGE CAP VALUE INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -18.85%               -18.80%                    -18.84%

 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                 10.50%                10.38%                     10.19%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                  40.99%                40.56%                     48.36%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                       28.81%                28.67%                     41.68%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE              LARGE CAP VALUE INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -18.85%               -18.80%                    -18.84%
 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                  3.38%                 3.35%                      3.29%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                   7.11%                 7.05%                      8.21%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                        3.31%                 3.30%                      4.60%
 --------------------------------------------------------------------------------------------------------------------




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Large Cap Value Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period September 25, 2000 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
     SPDR DJ WILSHIRE LARGE CAP VALUE ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE LARGE CAP VALUE ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                  SPDR DJ          DOW JONES
                              WILSHIRE LARGE    WILSHIRE LARGE
                                 CAP VALUE         CAP VALUE
                                  ETF (A)          INDEX (B)
                              --------------    --------------
9/25/2000                        10000.00          10000.00
                                 10175.00          10180.10
                                 10518.90          10484.90
                                 10244.40          10157.90
12/31/2000                       10591.70          10613.30
                                 10512.20          10616.20
                                 10166.40          10297.20
3/31/2001                         9811.56           9937.83
                                 10243.60          10386.50
                                 10444.40          10589.30
6/30/2001                        10127.90          10304.70
                                 10231.20          10458.90
                                  9802.52          10071.20
9/30/2001                         9422.18           9439.81
                                  9313.82           9342.50
                                  9791.62           9853.49
12/31/2001                        9924.79          10041.10
                                  9673.69          10048.30
                                  9660.15          10190.20
3/31/2002                        10079.40          10602.10
                                  9501.85          10295.50
                                  9569.31          10350.40
6/30/2002                         8881.28           9704.90
                                  8293.34           8854.51
                                  8333.98           8873.90
9/30/2002                         7418.07           7939.61
                                  8096.08           8437.61
                                  8538.13           8948.00
12/31/2002                        8175.26           8563.26
                                  7974.97           8338.13
                                  7710.20           8145.67
3/31/2003                         7725.62           8119.90
                                  8451.05           8765.13
                                  8948.82           9441.01
6/30/2003                         9135.85           9550.19
                                  9144.16           9700.87
                                  9185.13           9917.30
9/30/2003                         9151.70           9793.30
                                  9525.09          10446.90
                                  9569.85          10575.70
12/31/2003                       10262.70          11179.40
                                 10473.10          11335.70
                                 10637.50          11544.30
3/31/2004                        10428.00          11399.80
                                 10265.30          11148.70
                                 10316.60          11283.20
6/30/2004                        10556.00          11519.70
                                 10449.30          11242.20
                                 10610.30          11347.80
9/30/2004                        10689.80          11485.40
                                 10833.10          11741.30
                                 11239.30          12255.00
12/31/2004                       11608.00          12693.70
                                 11345.60          12423.80
                                 11707.70          12845.60
3/31/2005                        11518.10          12654.60
                                 11419.10          12534.20
                                 11576.70          12835.40
6/30/2005                        11656.50          12858.50
                                 11900.20          13218.50
                                 11852.60          13097.30
9/30/2005                        12031.50          13207.90
                                 11786.10          12913.60
                                 12210.40          13381.00
12/31/2005                       12244.60          13419.70
                                 12555.60          13763.40
                                 12686.20          13909.10
3/31/2006                        12843.50          14086.20
                                 13151.70          14427.10
                                 12834.80          14080.80
6/30/2006                        12913.00          14168.60
                                 13220.00          14509.10
                                 13501.50          14822.00
9/30/2006                        13830.10          15187.00
                                 14264.90          15668.50
                                 14554.20          15991.10
12/31/2006                       14880.90          16353.90
                                 15058.50          16550.40
                                 14778.10          16243.50
3/31/2007                        15012.00          16505.30
                                 15645.70          17206.60
                                 16196.20          17816.80
6/30/2007                        15870.00          17457.80
                                 15213.80          16736.10
                                 15451.90          17002.20
9/30/2007                        15981.80          17589.80
                                 16014.50          17627.40
                                 15309.70          16851.10
12/31/2007                       15134.30          16655.40
                                 14509.20          15967.50
                                 13841.90          15231.40
3/31/2008                        13781.50          15167.50
                                 14367.20          15815.10
                                 14293.20          15734.50
6/30/2008                        12881.00          14168.00

                        (streetTRACKS Logo/Annual Report)
            SPDR DJ WILSHIRE LARGE CAP VALUE ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ---------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              EXXON MOBIL
                                           CORP.           GENERAL ELECTRIC CO.     CHEVRON CORP.     AT&T, INC.
 ---------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $7,856,349      4,411,831                3,404,223         3,312,670

 ---------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        8.4%            4.7                      3.6               3.5
 ---------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------

  DESCRIPTION
                                           JOHNSON & JOHNSON
 ---------------------------------------------------------------
    MARKET VALUE                           3,014,007

 ---------------------------------------------------------------
    % OF NET ASSETS                        3.2
 ---------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          17.5%
Pharmaceuticals                      10.9
Insurance                             6.3
Diversified Telecommunication
  Services                            5.8
Diversified Financial Services        5.7
Industrial Conglomerates              5.3
Electric Utilities                    4.6
Commercial Banks                      4.5
Capital Markets                       4.1
Computers & Peripherals               3.2
Tobacco                               3.1
Beverages                             3.0
Food Products                         2.5
Real Estate Investment Trusts         2.5
Multi-Utilities                       2.4
Chemicals                             2.1
Aerospace & Defense                   1.8
Road & Rail                           1.6
Hotels, Restaurants & Leisure         1.4
Media                                 1.4
Electrical Equipment                  1.0
Machinery                             1.0
Metals & Mining                       0.9
Thrifts & Mortgage Finance            0.8
Food & Staples Retailing              0.7
Household Durables                    0.7
Auto Components                       0.4
Health Care Equipment &
  Supplies                            0.4
Household Products                    0.4
Paper & Forest Products               0.4
Automobiles                           0.3
Commercial Services & Supplies        0.3
Consumer Finance                      0.3
IT Services                           0.3
Independent Power Producers &
  Energy Traders                      0.3
Leisure Equipment & Products          0.3
Containers & Packaging                0.2
Specialty Retail                      0.2
Building Products                     0.1
Construction & Engineering            0.1
Construction Materials                0.1
Distributors                          0.1
Electronic Equipment &
  Instruments                         0.1
Gas Utilities                         0.1
Health Care Providers &
  Services                            0.1
Multiline Retail                      0.1
Software                              0.1
Textiles, Apparel & Luxury
  Goods                               0.1
Trading Companies &
  Distributors                        0.1
Diversified Consumer Services         0.0**
Real Estate Management &
  Development                         0.0**
Water Utilities                       0.0**
Short Term Investments               14.8
Other Assets & Liabilities          (14.5)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represent less than 0.05% of net assets.

                        (streetTRACKS Logo/Annual Report)
                         SPDR DJ WILSHIRE MID CAP ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Mid Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -11.53% versus the Index return of -11.68%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JP Morgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

In light of the challenges facing the broad equity markets, the Index performed better than both the large and small cap indices. The Index edged out in front of the large cap index by 10 basis points posting a return of -11.68% compared to -11.78% for the Large Cap Index for the year. Several large cap household names contributed to the relative underperformance in the large cap index. Citigroup, Inc., Bank of America Corp., American International Group, Inc., JPMorgan Chase & Co., Boeing Corp., and General Motors Corp. were the biggest detractors. The Index outperformed the small cap index by 4.15% where the small cap index underperformed by 15.83% for the year. Investors were in search of more conservative stocks as their appetite for riskier assets were tempered by the perception of economic issues such as inflation, rising oil prices, credit crunch, and suffering housing market.

                        (streetTRACKS Logo/Annual Report)
               SPDR DJ WILSHIRE MID CAP ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE MID CAP ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE                  MID CAP INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -11.53%               -11.37%                    -11.68%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           16.69%                16.78%                     16.97%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE                  MID CAP INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -11.53%               -11.37%                    -11.68%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                            6.01%                 6.04%                      6.06%
 --------------------------------------------------------------------------------------------------------------------



 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
         SPDR DJ WILSHIRE MID CAP ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE MID CAP ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                 SPDR DJ        DOW JONES
                              WILSHIRE MID    WILSHIRE MID
                                 CAP ETF        CAP INDEX
                                   (A)             (B)
                              ------------    ------------
11/8/2005                       10000.00        10000.00
11/30/2005                      10348.00        10348.00
12/31/2005                      10438.00        10441.10
1/31/2006                       10976.60        10975.70
2/28/2006                       10962.40        10962.50
3/31/2006                       11340.60        11346.20
4/30/2006                       11389.30        11397.30
5/31/2006                       10899.60        10907.20
6/30/2006                       10893.00        10902.80
7/31/2006                       10543.40        10555.00
8/31/2006                       10776.70        10791.50
9/30/2006                       10901.10        10917.70
10/31/2006                      11320.10        11341.30
11/30/2006                      11775.70        11801.80
12/31/2006                      11823.80        11851.40
1/31/2007                       12246.60        12279.20
2/28/2007                       12311.00        12346.80
3/31/2007                       12422.30        12460.30
4/30/2007                       12876.20        12920.10
5/31/2007                       13444.80        13495.10
6/30/2007                       13192.20        13242.70
7/31/2007                       12595.10        12646.80
8/31/2007                       12577.50        12631.60
9/30/2007                       12964.80        13024.50
10/31/2007                      13302.80        13368.30
11/30/2007                      12575.50        12637.00
12/31/2007                      12484.60        12513.20
1/31/2008                       11860.70        11888.80
2/29/2008                       11605.70        11633.20
3/31/2008                       11345.70        11372.60
4/30/2008                       12044.20        12074.30
5/31/2008                       12591.00        12623.70
6/30/2008                       11669.00        11697.10

                        (streetTRACKS Logo/Annual Report)
                SPDR DJ WILSHIRE MID CAP ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ---------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              CLEVELAND-CLIFFS,     PETROHAWK        AK STEEL          MASSEY         ALPHA NATURAL
                                           INC.                  ENERGY CORP.     HOLDING CORP.     ENERGY CO.     RESOURCES, INC.
 ---------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $162,694              152,267          115,782           113,813        110,548

 ---------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        0.8%                  0.7              0.6               0.6            0.5
 ---------------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels           8.1%
Real Estate Investment Trusts         5.8
Insurance                             4.9
Energy Equipment & Services           4.3
Commercial Services & Supplies        4.2
Multi-Utilities                       3.6
Machinery                             3.4
Chemicals                             3.3
Specialty Retail                      3.1
Electronic Equipment &
  Instruments                         2.8
Capital Markets                       2.6
Household Durables                    2.5
Life Sciences Tools & Services        2.5
Metals & Mining                       2.5
IT Services                           2.4
Semiconductors & Semiconductor
  Equipment                           2.2
Software                              2.2
Hotels, Restaurants & Leisure         2.1
Commercial Banks                      2.0
Containers & Packaging                2.0
Media                                 2.0
Biotechnology                         1.9
Gas Utilities                         1.8
Health Care Providers &
  Services                            1.8
Food Products                         1.7
Health Care Equipment &
  Supplies                            1.7
Construction & Engineering            1.6
Electrical Equipment                  1.5
Electric Utilities                    1.4
Communications Equipment              1.3
Pharmaceuticals                       1.3
Road & Rail                           1.3
Diversified Consumer Services         1.2
Computers & Peripherals               1.0
Diversified Telecommunication
  Services                            1.0
Aerospace & Defense                   0.8
Real Estate Management &
  Development                         0.8
Beverages                             0.7
Industrial Conglomerates              0.7
Diversified Financial Services        0.6
Airlines                              0.5
Auto Components                       0.5
Health Care Technology                0.5
Multiline Retail                      0.5
Paper & Forest Products               0.5
Textiles, Apparel & Luxury
  Goods                               0.5
Wireless Telecommunication
  Services                            0.5
Building Products                     0.4
Personal Products                     0.4
Thrifts & Mortgage Finance            0.4
Construction Materials                0.3
Household Products                    0.3
Internet & Catalog Retail             0.3
Internet Software & Services          0.3
Leisure Equipment & Products          0.3
Distributors                          0.2
Food & Staples Retailing              0.2
Marine                                0.2
Office Electronics                    0.2
Water Utilities                       0.2
Trading Companies &
  Distributors                        0.1
Consumer Finance                      0.0**
Short Term Investments               28.7
Other Assets & Liabilities          (28.6)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                        (streetTRACKS Logo/Annual Report)
                     SPDR DJ WILSHIRE MID CAP GROWTH ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Mid Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Growth Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -6.85% versus the Index return of -6.84%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co.. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial Sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The general trend between styles was a shifting of interest away from value and into growth stocks for the year ended June 30, 2008. There was a solid recovery of the growth oriented portfolios in the first half of the year when popular Technology themes prospered amid the wreckage in the Financial sector. Value styles managed to claw back some ground in early 2008 but lost steam in the last quarter of the year. Investors remained enamored of the stable future prospects afforded by Consumer Staples, but some noteworthy stumbles in the Technology, Healthcare, and Consumer Discretionary sectors kept growth indices on the defensive. The Index performed dramatically better than the value counterparts for the year by posting returns of -6.84% and -18.11%, respectively.

                        (streetTRACKS Logo/Annual Report)
           SPDR DJ WILSHIRE MID CAP GROWTH ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE MID CAP GROWTH ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE               MID CAP GROWTH INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -6.85%                -6.78%                      -6.84%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          23.07%                23.08%                      23.59%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE               MID CAP GROWTH INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -6.85%                -6.78%                      -6.84%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           8.17%                 8.17%                       8.27%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
     SPDR DJ WILSHIRE MID CAP GROWTH ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE MID CAP GROWTH ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                 SPDR DJ        DOW JONES
                              WILSHIRE MID    WILSHIRE MID
                               CAP GROWTH      CAP GROWTH
                                 ETF (A)        INDEX (B)
                              ------------    ------------
11/8/2005                       10000.00        10000.00
11/30/2005                      10327.00        10329.00
12/31/2005                      10438.50        10443.70
1/31/2006                       11007.40        11002.40
2/28/2006                       10942.50        10943.00
3/31/2006                       11426.20        11433.20
4/30/2006                       11469.30        11481.20
5/31/2006                       10833.90        10847.50
6/30/2006                       10810.30        10826.90
7/31/2006                       10326.10        10342.90
8/31/2006                       10549.50        10570.50
9/30/2006                       10705.80        10729.00
10/31/2006                      11048.50        11075.50
11/30/2006                      11571.50        11603.90
12/31/2006                      11619.70        11652.60
1/31/2007                       12061.60        12098.90
2/28/2007                       12088.50        12129.10
3/31/2007                       12202.60        12246.80
4/30/2007                       12696.70        12746.50
5/31/2007                       13340.40        13397.80
6/30/2007                       13211.40        13270.50
7/31/2007                       12786.30        12847.20
8/31/2007                       12812.60        12876.70
9/30/2007                       13336.30        13408.50
10/31/2007                      13828.80        13911.40
11/30/2007                      13014.50        13087.80
12/31/2007                      12901.30        12964.80
1/31/2008                       12126.30        12186.90
2/29/2008                       11946.80        12005.30
3/31/2008                       11625.50        11682.40
4/30/2008                       12395.00        12456.90
5/31/2008                       13059.30        13123.40
6/30/2008                       12307.00        12359.00

                        (streetTRACKS Logo/Annual Report)
            SPDR DJ WILSHIRE MID CAP GROWTH ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              CLEVELAND-CLIFFS,     PETROHAWK        AK STEEL HOLDING     MASSEY
                                           INC.                  ENERGY CORP.     CORP.                ENERGY CO.
 ----------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $559,597              523,859          399,165              391,125

 ----------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        1.3%                  1.2              0.9                  0.9
 ----------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------

  DESCRIPTION                              ALPHA NATURAL
                                           RESOURCES, INC.
 -------------------------------------------------------------
    MARKET VALUE                           380,450

 -------------------------------------------------------------
    % OF NET ASSETS                        0.9
 -------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels           9.0%
Commercial Services & Supplies        6.5
Energy Equipment & Services           5.8
Specialty Retail                      4.8
Electronic Equipment &
  Instruments                         3.9
IT Services                           3.9
Life Sciences Tools & Services        3.7
Semiconductors & Semiconductor
  Equipment                           3.6
Chemicals                             3.1
Machinery                             3.1
Metals & Mining                       3.1
Biotechnology                         3.0
Hotels, Restaurants & Leisure         3.0
Health Care Equipment &
  Supplies                            2.6
Health Care Providers &
  Services                            2.5
Media                                 2.5
Construction & Engineering            2.2
Capital Markets                       2.1
Software                              2.0
Pharmaceuticals                       1.8
Communications Equipment              1.7
Containers & Packaging                1.7
Electrical Equipment                  1.7
Computers & Peripherals               1.6
Diversified Consumer Services         1.5
Real Estate Investment Trusts         1.4
Gas Utilities                         1.2
Beverages                             1.0
Household Durables                    1.0
Real Estate Management &
  Development                         1.0
Aerospace & Defense                   0.9
Insurance                             0.9
Road & Rail                           0.9
Diversified Telecommunication
  Services                            0.8
Health Care Technology                0.8
Wireless Telecommunication
  Services                            0.8
Airlines                              0.7
Electric Utilities                    0.7
Industrial Conglomerates              0.7
Multiline Retail                      0.7
Food Products                         0.6
Construction Materials                0.5
Diversified Financial Services        0.5
Internet & Catalog Retail             0.5
Internet Software & Services          0.5
Household Products                    0.4
Personal Products                     0.4
Textiles, Apparel & Luxury
  Goods                               0.4
Auto Components                       0.3
Distributors                          0.3
Marine                                0.3
Office Electronics                    0.3
Paper & Forest Products               0.3
Building Products                     0.2
Trading Companies &
  Distributors                        0.2
Food & Staples Retailing              0.1
Thrifts & Mortgage Finance            0.1
Short Term Investments               28.6
Other Assets & Liabilities          (28.4)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                      SPDR DJ WILSHIRE MID CAP VALUE ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Mid Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Value Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -18.18% versus the Index return of -18.11%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The general trend between styles was a shifting of interest away from value and into growth stocks for the year ended June 30, 2008. There was a solid recovery of growth oriented portfolios in the first half of the year when popular Technology themes prospered amid the wreckage in the Financial sector. With the Financial companies bearing most of the brunt of a shrinking appetite for complex credit risks, and many Technology firms seeing solid trends in their business outlooks, caused the value benchmarks to remain under relative pressure in the second half of the year. Value styles managed to claw back some ground but lost steam in the last quarter of the year. With steady selling continuing to afflict the beleaguered Financial sector, whose aggressive additions of capital over the course of the last year still seem to be inadequate to cover the potential extent of the painful write-offs, value styles remained at a disadvantage through June. The Index performed dramatically lower than the growth counterpart for the year by posting returns of -18.11% and -6.84%, respectively.

                        (streetTRACKS Logo/Annual Report)
            SPDR DJ WILSHIRE MID CAP VALUE ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE MID CAP VALUE ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE               MID CAP VALUE INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -18.18%               -18.12%                    -18.11%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                            7.48%                 7.53%                      8.01%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE               MID CAP VALUE INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -18.18%               -18.12%                    -18.11%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                            2.76%                 2.78%                      2.93%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
      SPDR DJ WILSHIRE MID CAP VALUE ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE MID CAP VALUE ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                 SPDR DJ        DOW JONES
                              WILSHIRE MID    WILSHIRE MID
                                CAP VALUE       CAP VALUE
                                 ETF (A)        INDEX (B)
                              ------------    ------------
11/8/2005                       10000.00        10000.00
11/30/2005                      10368.00        10366.00
12/31/2005                      10438.50        10438.60
1/31/2006                       10946.90        10951.10
2/28/2006                       10976.40        10980.70
3/31/2006                       11241.00        11248.60
4/30/2006                       11294.90        11303.70
5/31/2006                       10962.80        10972.50
6/30/2006                       10976.00        10986.80
7/31/2006                       10778.60        10791.20
8/31/2006                       11022.10        11038.30
9/30/2006                       11113.60        11132.20
10/31/2006                      11612.80        11636.40
11/30/2006                      11999.10        12027.40
12/31/2006                      12047.50        12077.90
1/31/2007                       12451.50        12540.50
2/28/2007                       12553.90        12571.90
3/31/2007                       12659.80        12693.80
4/30/2007                       13065.30        13115.30
5/31/2007                       13539.70        13595.30
6/30/2007                       13136.20        13191.50
7/31/2007                       12331.50        12384.20
8/31/2007                       12258.50        12313.60
9/30/2007                       12473.00        12532.80
10/31/2007                      12596.50        12659.30
11/30/2007                      11989.50        12049.20
12/31/2007                      11864.50        11923.90
1/31/2008                       11444.50        11503.00
2/29/2008                       11090.90        11147.50
3/31/2008                       10911.30        10968.00
4/30/2008                       11509.30        11571.30
5/31/2008                       11892.50        11960.10
6/30/2008                       10748.50        10801.10

                        (streetTRACKS Logo/Annual Report)
             SPDR DJ WILSHIRE MID CAP VALUE ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                                                                    MDU RESOURCES     AMB PROPERTY     NISOURCE,
                                           SAFECO CORP.     FOREST OIL CORP.     GROUP, INC.       CORP.            INC.
 ----------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $113,433         112,421              110,436           92,901           92,413

 ----------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        1.1%             1.1                  1.1               0.9              0.9
 ----------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Real Estate Investment Trusts        12.7%
Insurance                            11.3
Multi-Utilities                       9.4
Oil, Gas & Consumable Fuels           6.7
Commercial Banks                      5.2
Household Durables                    5.0
Machinery                             4.0
Chemicals                             3.6
Food Products                         3.3
Capital Markets                       3.2
Gas Utilities                         2.8
Electric Utilities                    2.7
Containers & Packaging                2.5
Software                              2.4
Road & Rail                           1.8
Energy Equipment & Services           1.7
Metals & Mining                       1.6
Diversified Telecommunication
  Services                            1.4
Electrical Equipment                  1.2
Electronic Equipment &
  Instruments                         1.2
Media                                 1.2
Auto Components                       1.0
Building Products                     0.8
Leisure Equipment & Products          0.8
Textiles, Apparel & Luxury
  Goods                               0.8
Thrifts & Mortgage Finance            0.8
Communications Equipment              0.7
Construction & Engineering            0.7
Diversified Consumer Services         0.7
Diversified Financial Services        0.7
Hotels, Restaurants & Leisure         0.7
Industrial Conglomerates              0.7
Paper & Forest Products               0.7
Aerospace & Defense                   0.6
Life Sciences Tools & Services        0.6
Water Utilities                       0.6
Health Care Providers &
  Services                            0.5
Personal Products                     0.5
Pharmaceuticals                       0.5
Commercial Services & Supplies        0.4
Food & Staples Retailing              0.4
Real Estate Management &
  Development                         0.4
Health Care Equipment &
  Supplies                            0.3
Multiline Retail                      0.3
Specialty Retail                      0.3
Beverages                             0.2
Consumer Finance                      0.1
Short Term Investments               29.3
Other Assets & Liabilities          (29.0)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                        SPDR DJ WILSHIRE SMALL CAP ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Small Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -15.76% versus the Index return of -15.83%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

Small stocks were clear underperformers during the beginning of the year, as a weak dollar and challenging financial conditions both tend to lend advantages to larger companies. Resisting their usual penchant for greater volatility, however, they showed relative resilience during the latter half of the year, rebounding from a two-year period of sustained underperformance. Indeed, as large caps softened in this latter part of the year, smaller stocks began a streak of consecutive trading sessions during which they outperformed.

The top sector performer for the year was Energy. Unfortunately, the widespread losses in the Financial sector wiped out any gains from the Energy sector.

                        (streetTRACKS Logo/Annual Report)
              SPDR DJ WILSHIRE SMALL CAP ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE SMALL CAP ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE                 SMALL CAP INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -15.76%               -15.67%                    -15.83%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           11.48%                11.57%                     12.01%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE                 SMALL CAP INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -15.76%               -15.67%                    -15.83%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                            4.20%                 4.23%                      4.35%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
        SPDR DJ WILSHIRE SMALL CAP ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE SMALL CAP ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                 SPDR DJ          DOW JONES
                             WILSHIRE SMALL    WILSHIRE SMALL
                                 CAP ETF          CAP INDEX
                                   (A)               (B)
                             --------------    --------------
11/8/2005                       10000.00          10000.00
11/30/2005                      10353.00          10356.00
12/31/2005                      10359.20          10366.40
1/31/2006                       11169.30          11183.20
2/28/2006                       11144.70          11159.70
3/31/2006                       11656.30          11676.40
4/30/2006                       11687.70          11710.30
5/31/2006                       11113.90          11136.50
6/30/2006                       11150.50          11176.60
7/31/2006                       10798.30          10826.80
8/31/2006                       11052.80          11085.50
9/30/2006                       11124.00          11158.70
10/31/2006                      11705.90          11747.90
11/30/2006                      12079.90          12127.30
12/31/2006                      12078.60          12127.30
1/31/2007                       12383.00          12437.80
2/28/2007                       12383.30          12440.30
3/31/2007                       12529.60          12589.50
4/30/2007                       12859.50          12925.70
5/31/2007                       13433.40          13507.30
6/30/2007                       13238.30          13310.10
7/31/2007                       12491.70          12560.80
8/31/2007                       12655.10          12726.60
9/30/2007                       12919.70          12996.40
10/31/2007                      13236.80          13317.40
11/30/2007                      12362.10          12437.10
12/31/2007                      12285.30          12358.80
1/31/2008                       11540.20          11609.80
2/29/2008                       11227.50          11292.90
3/31/2008                       11101.80          11166.40
4/30/2008                       11647.80          11712.40
5/31/2008                       12167.30          12232.50
6/30/2008                       11148.00          11201.00

                        (streetTRACKS Logo/Annual Report)
               SPDR DJ WILSHIRE SMALL CAP ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                                                                                  WALTER          BUCYRUS
                                           PETROHAWK        MASSEY         ALPHA NATURAL       INDUSTRIES,     INTERNATIONAL,
                                           ENERGY CORP.     ENERGY CO.     RESOURCES, INC.     INC.            INC. (CLASS A)
 --------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $89,888          66,937         65,286              50,252          48,631

 --------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        0.7%             0.5            0.5                 0.4             0.4
 --------------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels           9.8%
Real Estate Investment Trusts         5.9
Energy Equipment & Services           4.2
Commercial Banks                      4.0
Machinery                             4.0
Insurance                             3.9
Commercial Services & Supplies        3.4
Software                              3.4
Semiconductors & Semiconductor
  Equipment                           3.3
Health Care Equipment &
  Supplies                            3.0
Health Care Providers &
  Services                            2.6
Hotels, Restaurants & Leisure         2.6
Biotechnology                         2.4
Communications Equipment              2.4
Specialty Retail                      2.3
Chemicals                             2.2
Electrical Equipment                  2.0
Electronic Equipment &
  Instruments                         1.9
IT Services                           1.8
Capital Markets                       1.7
Gas Utilities                         1.7
Media                                 1.6
Metals & Mining                       1.5
Aerospace & Defense                   1.4
Electric Utilities                    1.4
Food Products                         1.4
Internet Software & Services          1.4
Textiles, Apparel & Luxury
  Goods                               1.4
Diversified Consumer Services         1.3
Road & Rail                           1.3
Life Sciences Tools & Services        1.2
Household Durables                    1.1
Pharmaceuticals                       1.0
Thrifts & Mortgage Finance            1.0
Multi-Utilities                       0.9
Computers & Peripherals               0.8
Containers & Packaging                0.8
Food & Staples Retailing              0.8
Industrial Conglomerates              0.8
Trading Companies &
  Distributors                        0.8
Auto Components                       0.7
Marine                                0.7
Personal Products                     0.7
Building Products                     0.6
Construction & Engineering            0.6
Diversified Telecommunication
  Services                            0.6
Diversified Financial Services        0.5
Air Freight & Logistics               0.4
Health Care Technology                0.4
Multiline Retail                      0.4
Real Estate Management &
  Development                         0.4
Wireless Telecommunication
  Services                            0.4
Airlines                              0.3
Beverages                             0.3
Consumer Finance                      0.3
Internet & Catalog Retail             0.3
Leisure Equipment & Products          0.3
Construction Materials                0.2
Distributors                          0.2
Paper & Forest Products               0.2
Water Utilities                       0.2
Automobiles                           0.1
Household Products                    0.1
Independent Power Producers &
  Energy Traders                      0.1
Office Electronics                    0.1
Tobacco                               0.1
Transportation Infrastructure         0.1
Short Term Investments               29.4
Other Assets & Liabilities          (29.1)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



* The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                    SPDR DJ WILSHIRE SMALL CAP GROWTH ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Small Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Growth Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -11.01% versus the Index return of -11.10%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

During the year, small cap growth was on the losing end of the style spectrum, as investors showed a preference for large cap growth for its relative stability and earnings potential. While the crisis in the Financials sector that pummeled the large cap value stocks extended its reach to small cap growth stocks, the index was hurt less by the large impact of one sector, but rather suffered from smaller losses across the spectrum of sectors. Energy, Producer Manufacturing and Process Industries offered a glimmer of hope, but the modest impact of positive returns wasn't able to carry the Fund into positive territory over the period.

                        (streetTRACKS Logo/Annual Report)
          SPDR DJ WILSHIRE SMALL CAP GROWTH ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE SMALL CAP GROWTH ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET           DOW JONES WILSHIRE SMALL CAP
                                                  VALUE                 VALUE                   GROWTH INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -11.01%               -11.08%                    -11.10%

 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                 22.45%                22.61%                     23.48%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                  75.29%                75.16%                     83.62%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                       -6.38%                -6.29%                     15.05%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET           DOW JONES WILSHIRE SMALL CAP
                                                  VALUE                 VALUE                   GROWTH INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -11.01%               -11.08%                    -11.10%
 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                  6.98%                 7.03%                      7.28%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                  11.88%                11.86%                     12.92%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                       -0.85%                -0.83%                      1.83%
 --------------------------------------------------------------------------------------------------------------------




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Small Cap Growth Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period September 25, 2000 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
    SPDR DJ WILSHIRE SMALL CAP GROWTH ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE SMALL CAP GROWTH ETF (BASED ON NET ASSET VALUE)


(Line Graph)

                                                      DOW
                                  SPDR DJ       JONES WILSHIRE
                              WILSHIRE SMALL       SMALL CAP
                                CAP GROWTH       GROWTH INDEX
                                  ETF (A)             (B)
                              --------------    --------------
9/25/2000                        10000.00          10000.00
                                  9988.00           9993.49
                                  9320.80           9132.37
                                  7567.56           7350.12
12/31/2000                        8019.34           7811.60
                                  8628.81           8417.15
                                  7390.58           7156.71
3/31/2000                         6585.00           6388.19
                                  7498.60           7325.55
                                  7690.56           7564.02
6/30/2001                         7893.44           7732.82
                                  7235.13           7147.88
                                  6709.13           6666.89
9/30/2001                         5499.48           5479.56
                                  6113.77           6108.39
                                  6808.90           6723.83
12/31/2001                        7307.31           7184.67
                                  6996.75           6944.03
                                  6308.27           6480.46
3/31/2002                         6824.29           7016.24
                                  6427.12           6806.64
                                  5970.79           6437.47
6/30/2002                         5396.40           5909.77
                                  4598.81           5111.16
                                  4535.81           5157.48
9/30/2002                         4090.39           4748.96
                                  4368.13           5016.26
                                  4884.01           5530.56
12/31/2002                        4461.54           5133.93
                                  4396.85           4995.39
                                  4283.85           4851.87
3/31/2003                         4338.25           4931.97
                                  4744.31           5449.38
                                  5252.90           6087.49
6/30/2003                         5341.15           6265.80
                                  5665.36           6652.18
                                  5972.71           7034.86
9/30/2003                         5865.14           6865.51
                                  6392.41           7487.45
                                  6595.05           7703.71
12/31/2003                        6605.61           7754.04
                                  6845.39           8098.39
                                  6916.58           8166.17
3/30/2004                         6943.56           8250.39
                                  6702.61           7965.73
                                  6809.86           8115.68
6/30/2004                         7006.66           8377.04
                                  6582.76           7802.26
                                  6505.74           7673.23
9/30/2004                         6735.39           8080.81
                                  6883.57           8294.89
                                  7307.60           8910.71
12/31/2004                        7607.21           9230.49
                                  7401.13           8924.89
                                  7575.58           9122.59
3/31/2005                         7393.00           8898.92
                                  7086.20           8450.17
                                  7478.06           9027.35
6/30/2005                         7645.57           9317.72
                                  8105.83           9861.10
                                  8013.43           9755.03
9/30/2005                         8054.30           9877.99
                                  7802.20           9545.18
                                  8228.98          10069.70
12/31/2005                        8270.94          10123.70
                                  8952.47          10961.80
                                  8926.51          10930.80
3/31/2006                         9414.79          11535.10
                                  9430.79          11559.60
                                  8824.39          10818.70
6/30/2006                         8792.63          10780.00
                                  8389.57          10289.40
                                  8583.62          10531.60
9/30/2006                         8642.51          10608.50
                                  9139.54          11223.80
                                  9420.85          11573.20
12/31/2006                        9375.91          11519.30
                                  9650.53          11859.90
                                  9663.66          11877.20
3/31/2007                         9808.32          12058.30
                                 10105.40          12427.80
                                 10598.30          13037.70
6/30/2007                        10518.10          12942.00
                                 10036.50          12352.90
                                 10168.90          12518.50
9/30/2007                        10479.20          12902.70
                                 10860.80          13372.20
                                 10102.00          12440.40
12/31/2007                       10115.40          12447.10
                                  9262.86          11397.80
                                  9048.06          11128.80
3/31/2008                         8903.29          10950.70
                                  9413.18          11576.00
                                  9940.51          12220.80
6/30/2008                         9362.00          11505.00

                        (streetTRACKS Logo/Annual Report)
           SPDR DJ WILSHIRE SMALL CAP GROWTH ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -----------------------------------------------------------------------------------------------------------------

  DESCRIPTION
                                           PETROHAWK        MASSEY ENERGY     ALPHA NATURAL       WALTER
                                           ENERGY CORP.     CO.               RESOURCES, INC.     INDUSTRIES, INC.
 -----------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $1,056,331       789,656           765,593             588,990

 -----------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        1.2%             0.9               0.9                 0.7
 -----------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------

  DESCRIPTION                              BUCYRUS
                                           INTERNATIONAL,
                                           INC. (CLASS A)
 ------------------------------------------------------------
    MARKET VALUE                           571,162

 ------------------------------------------------------------
    % OF NET ASSETS                        0.7
 ------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          12.3%
Energy Equipment & Services           6.4
Software                              5.5
Semiconductors & Semiconductor
  Equipment                           5.3
Commercial Services & Supplies        4.8
Health Care Equipment &
  Supplies                            4.8
Biotechnology                         4.5
Communications Equipment              3.8
Health Care Providers &
  Services                            3.3
Hotels, Restaurants & Leisure         3.3
Machinery                             3.1
IT Services                           2.8
Internet Software & Services          2.6
Specialty Retail                      2.5
Electronic Equipment &
  Instruments                         2.3
Electrical Equipment                  2.0
Diversified Consumer Services         1.9
Media                                 1.8
Life Sciences Tools & Services        1.7
Aerospace & Defense                   1.5
Capital Markets                       1.5
Real Estate Investment Trusts         1.5
Pharmaceuticals                       1.4
Textiles, Apparel & Luxury
  Goods                               1.4
Chemicals                             1.0
Computers & Peripherals               0.9
Diversified Telecommunication
  Services                            0.9
Personal Products                     0.9
Health Care Technology                0.8
Industrial Conglomerates              0.8
Road & Rail                           0.8
Electric Utilities                    0.7
Marine                                0.7
Trading Companies &
  Distributors                        0.7
Wireless Telecommunication
  Services                            0.7
Food Products                         0.6
Metals & Mining                       0.6
Real Estate Management &
  Development                         0.6
Air Freight & Logistics               0.5
Auto Components                       0.5
Commercial Banks                      0.5
Construction & Engineering            0.5
Consumer Finance                      0.5
Food & Staples Retailing              0.5
Internet & Catalog Retail             0.5
Airlines                              0.4
Beverages                             0.4
Insurance                             0.4
Distributors                          0.3
Household Durables                    0.3
Office Electronics                    0.3
Building Products                     0.2
Construction Materials                0.2
Leisure Equipment & Products          0.2
Thrifts & Mortgage Finance            0.2
Automobiles                           0.1
Containers & Packaging                0.1
Diversified Financial Services        0.1
Gas Utilities                         0.1
Independent Power Producers &
  Energy Traders                      0.1
Multiline Retail                      0.1
Household Products                    0.0**
Short Term Investments               29.2
Other Assets & Liabilities          (28.9)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                        (streetTRACKS Logo/Annual Report)
                     SPDR DJ WILSHIRE SMALL CAP VALUE ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Wilshire Small Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Value Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -20.46% versus the Index return of -20.56%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

Amid a decrease in consumer confidence and a wide credit crunch, small cap value companies greatly underperformed in the last year lagging behind the Dow Jones Wilshire Small Cap Growth Index and the Dow Jones Wilshire Large Cap Value Index, that returned -11.10% and -18.84% respectively. However the Fund outperformed the Russell 2000 Value index, which dropped 27% for the year ended June 30, 2008. Every sector except Energy had negative performance in the Fund in the last year. The Energy sector managed to return modest but positively. The biggest drag on the Fund's performance was Consumer Discretionary and Financials sectors. Lagging performance in these two sectors was mainly driven by a decrease in the consumer confidence level, a drop in discretionary incomes and a credit crisis.

                        (streetTRACKS Logo/Annual Report)
           SPDR DJ WILSHIRE SMALL CAP VALUE ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ WILSHIRE SMALL CAP VALUE ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET           DOW JONES WILSHIRE SMALL CAP
                                                  VALUE                 VALUE                   VALUE INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -20.46%               -20.38%                    -20.56%

 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                  9.15%                 9.35%                      7.72%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                  57.21%                57.46%                     62.38%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                      130.07%               130.25%                    108.47%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET           DOW JONES WILSHIRE SMALL CAP
                                                  VALUE                 VALUE                   VALUE INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -20.46%               -20.38%                    -20.56%
 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08 (1)                  2.96%                 3.03%                      2.51%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08 (1)                   9.47%                 9.51%                     10.18%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1) (2)                       11.33%                11.34%                      9.95%
 --------------------------------------------------------------------------------------------------------------------




 (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Small Cap Value Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.
 (2) For the period September 25, 2000 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
     SPDR DJ WILSHIRE SMALL CAP VALUE ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE SMALL CAP VALUE ETF (BASED ON NET ASSET VALUE)


(Line Graph)

                                  SPDR DJ
                              WILSHIRE SMALL       DOW JONES
                                 CAP VALUE      WILSHIRE SMALL
                                  ETF (A)          CAP VALUE
                                                   INDEX (B)
                              --------------    --------------
9/25/2000                        10000.00          10000.00
                                 10194.70          10153.90
                                 10249.10          10065.40
                                 10233.70           9699.17
12/31/2000                       11575.10          10713.60
                                 11598.90          10990.30
                                 11740.20          10890.20
3/31/2001                        11449.20          10568.90
                                 11964.50          11122.30
                                 12425.50          11480.20
6/30/2001                        12668.70          11766.10
                                 12790.30          11637.40
                                 12735.30          11548.10
9/30/2001                        11503.80          10323.80
                                 11667.20          10664.30
                                 12417.40          11431.00
12/31/2001                       13002.20          12076.70
                                 13228.50          12127.20
                                 13527.40          12177.70
3/31/2002                        14477.00          13097.20
                                 14872.30          13373.80
                                 14597.10          12965.30
6/30/2002                        14131.50          12517.30
                                 12872.40          11090.50
                                 13077.00          11175.10
9/30/2002                        12165.60          10463.60
                                 12237.30          10575.70
                                 12781.90          11356.40
12/31/2002                       12649.00          11025.90
                                 12261.90          10733.00
                                 11897.80          10454.90
3/31/2003                        11929.90          10520.20
                                 13171.80          11569.40
                                 14423.10          12624.20
6/30/2003                        14636.50          12838.60
                                 15174.30          13455.20
                                 15641.80          13970.90
9/30/2003                        15393.00          13865.60
                                 16572.10          14943.60
                                 17291.30          15559.90
12/31/2003                       18076.30          16192.10
                                 18647.50          16727.70
                                 19190.20          17001.30
3/31/2004                        19359.00          17190.90
                                 18067.80          16233.60
                                 18405.70          16538.40
6/30/2004                        19158.40          17336.30
                                 18145.00          16521.00
                                 18342.70          16633.60
9/30/2004                        18982.90          17151.80
                                 19318.90          17447.60
                                 20775.60          18831.20
12/31/2004                       21319.90          19366.50
                                 20252.60          18576.50
                                 20617.90          18951.20
3/31/2005                        20255.50          18549.20
                                 19202.20          17689.80
                                 20362.00          18644.10
6/30/2005                        21074.70          19352.80
                                 22444.50          20565.30
                                 22260.50          20185.10
9/30/2005                        22302.80          20221.50
                                 21671.60          19575.80
                                 22642.50          20459.00
12/31/2005                       22572.30          20393.50
                                 24254.00          21921.00
                                 24217.60          21892.30
3/31/2006                        25125.70          22721.40
                                 25211.20          22803.60
                                 24343.90          22020.50
6/30/2006                        24587.30          22247.30
                                 24135.70          21845.30
                                 24714.20          22374.50
9/30/2006                        24859.00          22508.20
                                 26037.80          23584.60
                                 26897.10          24371.00
12/31/2006                       27010.90          24480.40
                                 27590.30          25015.20
                                 27556.00          24989.10
3/31/2007                        27798.80          25206.20
                                 28420.70          25778.00
                                 29574.30          26831.90
6/30/2007                        28934.00          26241.60
                                 26978.90          24468.30
                                 27321.00          24784.10
9/30/2007                        27625.60          25064.00
                                 27963.50          25376.60
                                 26221.10          23793.30
12/31/2007                       25880.20          23468.80
                                 24995.10          22666.20
                                 24215.30          21956.80
3/31/2008                        24070.00          21827.20
                                 25052.00          22713.40
                                 25871.20          23458.40
6/30/2008                        23007.00          20847.50

                        (streetTRACKS Logo/Annual Report)
            SPDR DJ WILSHIRE SMALL CAP VALUE ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -----------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              WHITING
                                           PETROLEUM     COMMERCIAL     HEALTH CARE     RYDER
                                           CORP.         METALS CO.     REIT, INC.      SYSTEMS, INC.     UNIT CORP.
 -----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $554,374      530,929        488,432         484,709           480,396

 -----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        0.6%          0.6            0.5             0.5               0.5
 -----------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Real Estate Investment Trusts        11.0%
Commercial Banks                      8.0
Insurance                             7.8
Oil, Gas & Consumable Fuels           6.8
Machinery                             4.9
Chemicals                             3.6
Gas Utilities                         3.5
Metals & Mining                       2.5
Electric Utilities                    2.2
Food Products                         2.2
Specialty Retail                      2.2
Electrical Equipment                  2.1
Multi-Utilities                       2.0
Capital Markets                       1.9
Commercial Services & Supplies        1.9
Household Durables                    1.9
Road & Rail                           1.9
Energy Equipment & Services           1.8
Health Care Providers &
  Services                            1.8
Hotels, Restaurants & Leisure         1.8
Thrifts & Mortgage Finance            1.8
Containers & Packaging                1.6
Textiles, Apparel & Luxury
  Goods                               1.5
Electronic Equipment &
  Instruments                         1.4
Media                                 1.3
Aerospace & Defense                   1.2
Food & Staples Retailing              1.2
Building Products                     1.1
Health Care Equipment &
  Supplies                            1.1
Software                              1.0
Trading Companies &
  Distributors                        1.0
Auto Components                       0.9
Communications Equipment              0.9
Diversified Financial Services        0.9
Semiconductors & Semiconductor
  Equipment                           0.9
Industrial Conglomerates              0.8
IT Services                           0.7
Life Sciences Tools & Services        0.7
Marine                                0.7
Computers & Peripherals               0.6
Construction & Engineering            0.6
Diversified Consumer Services         0.6
Multiline Retail                      0.6
Pharmaceuticals                       0.6
Leisure Equipment & Products          0.5
Paper & Forest Products               0.5
Water Utilities                       0.5
Personal Products                     0.4
Diversified Telecommunication
  Services                            0.3
Tobacco                               0.3
Air Freight & Logistics               0.2
Beverages                             0.2
Construction Materials                0.2
Consumer Finance                      0.2
Real Estate Management &
  Development                         0.2
Transportation Infrastructure         0.2
Airlines                              0.1
Automobiles                           0.1
Household Products                    0.1
Internet Software & Services          0.1
Wireless Telecommunication
  Services                            0.1
Distributors                          0.0**
Short Term Investments               29.6
Other Assets & Liabilities          (29.3)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.
  ** Amount represents less than 0.05% of net assets.

                        (streetTRACKS Logo/Annual Report)
                          SPDR DJ GLOBAL TITANS ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR DJ Global Titans ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Global Titans Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -13.28% versus the Index return of -13.27%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in January to March period.

Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy suffered further from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June
30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

Many factors impacted the fund's performance during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by Financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. The rippling affect on large Financial companies like Citigroup Inc., Bank of America Corp., and UBS Inc., further damaged performance. Some of the larger energy names had positive returns, but not quite large enough to cover the damage done by Financials and Health Care.

                        (streetTRACKS Logo/Annual Report)
                SPDR DJ GLOBAL TITANS ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR DJ GLOBAL TITANS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.50%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                 DOW JONES GLOBAL
                                                  VALUE                 VALUE                 TITANS 50 INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -13.28%               -13.43%                    -13.27%

 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08                     14.00%                13.74%                     15.18%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08                      37.88%                37.64%                     41.10%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           -7.87%                -8.00%                     -4.21%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                 DOW JONES GLOBAL
                                                  VALUE                 VALUE                 TITANS 50 INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -13.28%               -13.43%                    -13.27%
 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08                      4.46%                 4.39%                      4.82%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08                       6.64%                 6.60%                      7.10%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           -1.05%                -1.07%                     -0.55%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period September 25, 2000 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
          SPDR DJ GLOBAL TITANS ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ GLOBAL TITANS ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                 DOW JONES
                                 SPDR DJ       GLOBAL TITANS
                              GLOBAL TITANS       50 INDEX
                                 ETF (A)            (B)
                              -------------    -------------
9/25/2000                        10000.00         10000.00
                                  9982.00          9998.00
                                 10110.80         10137.00
                                  9346.39          9375.69
12/31/2000                        9147.32          9179.73
                                  9502.23          9538.66
                                  8601.42          8636.30
3/31/2001                         8106.84          8142.31
                                  8814.80          8858.02
                                  8701.97          8749.06
6/30/2001                         8446.14          8453.34
                                  8300.86          8346.83
                                  7798.66          7845.19
9/30/2001                         7377.53          7422.33
                                  7550.90          7600.47
                                  7939.78          7994.93
12/31/2001                        7966.77          8026.11
                                  7673.59          7734.76
                                  7514.75          7578.52
3/31/2002                         7787.54          7856.65
                                  7211.26          7276.05
                                  7201.88          7268.04
6/30/2002                         6764.73          6833.41
                                  6265.49          6329.79
                                  6263.61          6332.32
9/30/2002                         5547.06          5611.07
                                  6168.33          6245.12
                                  6510.67          6594.85
12/31/2002                        6105.70          6185.97
                                  5904.22          5983.69
                                  5765.47          5844.27
3/31/2003                         5821.97          5905.63
                                  6319.75          6412.34
                                  6588.34          6688.07
6/30/2003                         6682.55          6789.06
                                  6725.52          6837.26
                                  6725.79          6839.99
9/30/2003                         6812.48          6932.33
                                  7048.88          7176.35
                                  7153.90          7287.59
12/31/2003                        7628.92          7776.58
                                  7729.63          7883.12
                                  7803.83          7964.32
3/31/2004                         7604.05          7762.82
                                  7569.83          7728.66
                                  7624.34          7788.18
6/30/2004                         7716.59          7888.64
                                  7540.65          7711.94
                                  7590.42          7763.61
9/30/2004                         7590.42          7767.49
                                  7683.02          7859.92
                                  7928.88          8128.73
12/31/2004                        8185.78          8392.10
                                  8009.70          8215.03
                                  8288.12          8515.70
3/31/2005                         8082.57          8302.81
                                  8038.12          8255.48
                                  8136.18          8362.80
6/30/2005                         8081.67          8315.97
                                  8254.62          8498.09
                                  8285.16          8532.93
9/30/2005                         8405.30          8657.51
                                  8237.19          8489.56
                                  8388.75          8649.16
12/31/2005                        8423.15          8690.68
                                  8653.10          8929.67
                                  8613.30          8890.38
3/31/2006                         8747.66          9037.96
                                  8996.97          9299.16
                                  8758.55          9051.80
6/30/2006                         8799.72          9096.15
                                  9070.57          9379.95
                                  9351.12          9677.30
9/30/2006                         9441.27          9774.07
                                  9710.25         10056.50
                                  9886.88         10243.60
12/31/2006                       10093.50         10463.80
                                 10143.30         10521.40
                                  9834.11         10200.50
3/31/2007                         9942.48         10321.90
                                 10391.80         10790.50
                                 10648.60         11063.50
6/30/2007                        10623.30         11043.60
                                 10385.70         10795.10
                                 10529.70         10947.30
9/30/2007                        10970.50         11415.80
                                 11183.30         11638.50
                                 10799.30         11238.10
12/31/2007                       10694.00         11124.60
                                 10000.10         10402.60
                                  9687.17         10071.80
3/31/2008                         9704.61         10089.90
                                 10096.60         10507.60
                                  9976.43         10373.10
6/30/2008                         9213.23          9578.56

                        (streetTRACKS Logo/Annual Report)
                 SPDR DJ GLOBAL TITANS ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -----------------------------------------------------------------------------------------------------

  DESCRIPTION                              GENERAL          MICROSOFT
                                           ELECTRIC CO.     CORP.         BP PLC ADR     CHEVRON CORP.
 -----------------------------------------------------------------------------------------------------
    MARKET VALUE                           $6,378,083       5,488,493     5,224,846      4,928,050

 -----------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.9%             3.4           3.2            3.0
 -----------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------

  DESCRIPTION
                                           AT&T, INC.
 -------------------------------------------------------------------
    MARKET VALUE                           4,790,886

 -------------------------------------------------------------------
    % OF NET ASSETS                        2.9
 -------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil, Gas & Consumable Fuels          22.5%
Pharmaceuticals                      12.3
Commercial Banks                      7.8
Computers & Peripherals               6.1
Diversified Telecommunication
  Services                            6.0
Diversified Financial Services        5.6
Industrial Conglomerates              5.3
Metals & Mining                       3.9
Communications Equipment              3.4
Software                              3.4
Beverages                             3.1
Semiconductors & Semiconductor
  Equipment                           2.9
Household Products                    2.7
Foods Products                        2.6
Wireless Telecommunication
  Services                            2.3
Insurance                             2.1
Automobile                            2.1
Food & Staples Retailing              2.0
Electric Utilities                    1.9
Tobacco                               1.5
Short Term Investments                6.7
Other Assets & Liabilities           (6.2)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                             DJ WILSHIRE REIT ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The DJ Wilshire REIT ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire REIT Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -15.41% versus the Index return of -15.27%.

During the year, Self-Storage was the best performing sector. Storage generally benefits from any type of economic or demographic transition, and a year filled with uncertainty over the depth and the duration of the economic slowdown helped propel the sector to the top. Industrial generated the second best return for the year on the back of a rally during the year. Industrial REITs continued to deliver strong operating results, despite reliance on merchant development profits and large development pipelines. During the 2007 rebalance of the Dow Jones Wilshire REIT index, the Healthcare sector was added to the benchmark and simultaneously to the Fund. This sector benefited from investors rotating their portfolios and taking a defensive stance in anticipation of moderating real estate fundamentals. Office stocks, despite steady fundamentals, continued to be beset by concerns over job losses, particularly in the financial sector. The Retail sector registered a negative return dragged down by mounting concerns over inflation, declining consumer spending and ensuing store closures. Hotels generated a negative return, appropriately suffering from the very short term nature of their leases in a declining economic environment as well as the anticipation of a downturn in business spending including travel.

Stocks with the largest positive individual contributions to return during the period were made up primarily of Healthcare, Industrial and Self-Storage names. Leaders included Digital Realty Trust, Inc., Healthcare REIT, Inc., Nationwide Health Properties, Inc., Public Storage, and Ventas, Inc. The biggest detractors to the Fund's performance came from Hotel names including, FelCor Lodging Trust, Inc., Strategic Hotels & Resorts, Inc., and Ashford Hospitality Trust, Inc.

The end of June 2008 marks the first anniversary of the US sub-prime induced credit crunch; and the severity and the longevity of the US debt market crisis took many by surprise. Liquidity, one of the main drivers behind REITs' exceptional performance in prior years, has been scarce since the middle of 2007. This situation has raised questions over asset valuations that remain open due to the limited number of transactions in the private real estate market. As uncertainty over valuations persists, private markets remained on hold with buyers and sellers facing a pricing gap. Although many private and commercial real estate companies had strong balance sheets and were prepared to take advantage of the credit market dislocations, little distressed selling has taken place to date. The REIT sell-off was primarily driven by sentiment as investors penalized public REITs for their affiliation with both residential real estate and the a troubled financial sector. Ongoing turbulence in the debt market and weakening economic growth elevated investors concerns over real estate fundamentals. While commercial real estate's fundamentals moderated slightly, trends remained mostly positive throughout the year.

                        (streetTRACKS Logo/Annual Report)
                   DJ WILSHIRE REIT ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/23/01, 4/27/01, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR DJ WILSHIRE REIT ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.25%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE                    REIT INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -15.41%               -15.32%                    -15.27%

 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08                     14.74%                14.88%                     15.45%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08                      94.27%                94.77%                     96.97%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          158.13%               158.32%                    163.82%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                DOW JONES WILSHIRE
                                                  VALUE                 VALUE                    REIT INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -15.41%               -15.32%                    -15.27%
 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08                      4.69%                 4.73%                      4.90%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08                      14.20%                14.26%                     14.52%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           14.10%                14.11%                     14.32%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period April 23, 2001 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
             DJ WILSHIRE REIT ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR DJ WILSHIRE REIT ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                               DOW JONES
                                             WILSHIRE REIT
                              DJ WILSHIRE      INDEX (B)
                              REIT ETF(A)
                              -----------    -------------
4/23/2001                       10000.00        10000.00
                                10259.10        10252.00
                                10504.60        10502.20
6/30/2001                       11121.60        11123.90
                                10898.10        10900.30
                                11325.30        11334.10
9/30/2001                       10848.50        10857.00
                                10461.20        10470.40
                                11086.80        11102.90
12/31/2001                      11364.00        11389.30
                                11316.20        11344.90
                                11559.50        11593.30
3/31/2002                       12300.50        12342.30
                                12360.80        12411.40
                                12515.30        12577.70
6/30/2002                       12848.20        12909.80
                                12155.70        12211.30
                                12163.00        12222.30
9/30/2002                       11683.70        11737.10
                                11057.50        11108.00
                                11581.60        11639.00
12/31/2002                      11733.30        11797.30
                                11391.90        11454.00
                                11595.80        11662.40
3/31/2003                       11871.80        11945.80
                                12324.10        12405.70
                                13016.70        13107.90
6/30/2003                       13286.20        13391.00
                                13985.00        14103.40
                                14097.20        14220.50
9/30/2003                       14579.50        14721.00
                                14787.90        14938.90
                                15435.70        15597.70
12/31/2003                      15894.10        16065.60
                                16525.10        16708.30
                                16796.10        16985.60
3/31/2004                       17797.10        18006.50
                                15202.30        15370.30
                                16362.30        16543.10
6/30/2004                       16833.50        17029.40
                                16912.60        17116.30
                                18301.10        18528.40
9/30/2004                       18211.40        18439.40
                                19213.10        19462.80
                                20062.30        20334.80
12/31/2004                      21091.50        21390.10
                                19241.30        19512.10
                                19841.30        20124.80
3/31/2005                       19565.50        19849.10
                                20712.00        21020.20
                                21387.30        21711.70
6/30/2005                       22495.10        22847.20
                                24200.20        24590.50
                                23266.10        23646.20
9/30/2005                       23377.80        23747.90
                                22889.20        23244.40
                                23942.10        24323.00
12/31/2005                      23966.00        24347.30
                                25830.60        26256.10
                                26378.20        26818.00
3/31/2006                       27720.90        28191.10
                                26670.20        27125.50
                                25920.80        26374.10
6/30/2006                       27385.30        27874.80
                                28357.80        28864.30
                                29297.00        29834.20
9/30/2006                       29861.80        30415.90
                                31733.60        32332.10
                                33241.60        33874.40
12/31/2006                      32479.30        33108.80
                                35348.20        36058.80
                                34554.30        35251.10
3/31/2007                       33670.40        34348.70
                                33648.90        34334.90
                                33665.40        34359.00
6/30/2007                       30515.30        31132.70
                                28111.60        28688.80
                                29755.80        30384.30
9/30/2007                       30891.30        31572.30
                                31249.00        31935.40
                                28211.60        28831.20
12/31/2007                      26733.90        27297.40
                                26594.90        27166.40
                                25590.40        26142.20
3/31/2008                       27274.30        27880.70
                                28939.90        29598.10
                                29000.70        29663.20
6/30/2008                       25813.50        26382.00

                        (streetTRACKS Logo/Annual Report)
                    DJ WILSHIRE REIT ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              SIMON PROPERTY                    VORNADO          BOSTON
                                           GROUP, INC.        PROLOGIS       REALTY TRUST     PROPERTIES, INC.
 -------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $107,539,991       76,307,454     67,814,384       57,480,786

 -------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        8.3%               5.9            5.3              4.5
 -------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------

  DESCRIPTION
                                           PUBLIC STORAGE
 -----------------------------------------------------------------------
    MARKET VALUE                           55,622,380

 -----------------------------------------------------------------------
    % OF NET ASSETS                        4.3
 -----------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Retail REIT's                        27.9%
Specialized REIT's                   21.5
Office REIT's                        16.9
Residential REIT's                   15.6
Industrial REIT's                     9.9
Diversified REIT's                    7.8
Short Term Investments               11.2
Other Assets & Liabilities          (10.8)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                                 KBW BANK ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The KBW Bank ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Bank Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -46.07% versus the Index return of -46.22%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The Fund lost approximately 46% in the last financial year owing to the desperate struggle of almost all its' constituents in the subprime mortage crisis. Commercial banks and mortgage finance companies were the hardest hit during this year's financial woes and they have been sprawling ever since. Citigroup, Inc., Bank of America Corp., Washington Mutual, Inc., and Wachovia Corp., were the worst performers in the Fund. Citigroup may have been the biggest victim of the mortgage defaults, as seen in the gigantic write-offs of nearly $24 billion that it posted in the latter part of 2007. The gloomy landscape had been further hit as the nation's second largest bank, Bank of America, witnessed its' profits shrink 41% in the second quarter of 2008.

                        (streetTRACKS Logo/Annual Report)
                       KBW BANK ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR KBW BANK ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                       KBW
                                                  VALUE                 VALUE                    BANK INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -46.07%               -46.05%                    -46.22%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -36.40%               -36.42%                    -36.16%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                       KBW
                                                  VALUE                 VALUE                    BANK INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -46.07%               -46.05%                    -46.22%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -15.73%               -15.74%                    -15.49%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
                 KBW BANK ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
KBW BANK ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                               KBW BANK     KBW BANK
                                ETF (A)    INDEX (B)
                               --------    ---------
11/8/05                        10000.00     10000.00
11/30/05                       10349.00     10351.00
12/31/05                       10379.00     10388.30
1/31/06                        10359.30     10371.60
2/28/06                        10681.50     10697.30
3/31/06                        10696.40     10718.70
4/30/06                        11396.00     11425.10
5/31/06                        11006.20     11035.50
6/30/06                        10889.60     10920.70
7/31/06                        11278.80     11316.00
8/31/06                        11253.60     11294.50
9/30/06                        11567.20     11615.30
10/31/06                       11655.60     11707.10
11/30/06                       11576.50     11631.00
12/31/06                       12091.60     12155.50
1/31/07                        12163.50     12232.10
2/28/07                        11951.80     12021.70
3/31/07                        11795.00     11873.80
4/30/07                        12054.60     12133.90
5/31/07                        12197.10     12283.10
6/30/07                        11791.50     11870.40
7/31/07                        11008.20     11084.60
8/31/07                        11156.00     11219.80
9/30/07                        11183.00     11251.20
10/31/07                       10935.40     11001.50
11/30/07                       10319.20     10382.10
12/31/07                        9455.03      9503.75
1/31/08                        10105.20     10160.50
2/29/08                         8824.02      8870.09
3/31/08                         8523.12      8569.39
4/30/08                         8959.51      9010.71
5/31/08                         8247.32      8294.36
6/30/08                         6359.75      6384.00

                        (streetTRACKS Logo/Annual Report)
                        KBW BANK ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------

  DESCRIPTION                                                                    BANK OF
                                           JPMORGAN                              AMERICA
                                           CHASE & CO.     WELLS FARGO & CO.     CORP.          CITIGROUP, INC.
 --------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $83,993,281     73,655,661            67,700,333     60,773,302

 --------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        9.5%            8.3                   7.7            6.9
 --------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------

  DESCRIPTION

                                           US BANCORP.
 --------------------------------------------------------------------
    MARKET VALUE                           47,983,099

 --------------------------------------------------------------------
    % OF NET ASSETS                        5.4
 --------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Regional Banks                       30.8%
Other Diversified Financial
  Services                           24.1
Diversified Banks                    21.1
Asset Management & Custody
  Banks                              14.7
Thrifts & Mortgage Finance            4.5
Consumer Finance                      4.4
Short Term Investments               12.7
Other Assets & Liabilities          (12.3)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                           KBW CAPITAL MARKETS ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The KBW Capital Markets ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Capital Markets Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -33.71% versus the Index return of -33.62%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June
30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation has the market talking about the stagflation of the 1970s.

Many factors impacted the markets during this period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. With asset values uncertain, financial guarantees derated and business prospects eroding, banks and brokers have all continued to suffer. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. The negative impact from this collapse could be felt by many other large names in the industry like Merrill Lynch & Co., Inc., Morgan Stanley and Lehman Brothers Holdings, Inc.

                        (streetTRACKS Logo/Annual Report)
                 KBW CAPITAL MARKETS ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR KBW CAPITAL MARKETS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                   KBW CAPITAL
                                                  VALUE                 VALUE                  MARKETS INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -33.71%               -33.56%                    -33.62%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           -9.76%                -9.71%                     -9.04%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                   KBW CAPITAL
                                                  VALUE                 VALUE                  MARKETS INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -33.71%               -33.56%                    -33.62%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           -3.81%                -3.79%                     -3.49%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
           KBW CAPITAL MARKETS ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
KBW CAPITAL MARKETS ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                              KBW CAPITAL     KBW CAPITAL
                              MARKETS ETF    MARKETS INDEX
                                  (A)             (B)
                              -----------    -------------
11/8/05                         10000.00        10000.00
11/30/05                        10275.00        10277.00
12/31/05                        10293.50        10297.50
1/31/06                         11191.10        11203.70
2/28/06                         11492.10        11509.60
3/31/06                         11761.00        11783.50
4/30/06                         11862.20        11888.40
5/31/06                         11148.10        11173.90
6/30/06                         11055.60        11082.30
7/31/06                         11213.30        11244.10
8/31/06                         11342.90        11377.90
9/30/06                         12244.30        12285.90
10/31/06                        12773.30        12822.70
11/30/06                        12982.90        13038.20
12/31/06                        13223.80        13283.30
1/31/07                         13845.80        13912.90
2/28/07                         13117.80        13186.70
3/31/07                         13075.60        13145.80
4/30/07                         13591.70        13669.00
5/31/07                         14170.90        14263.60
6/30/07                         13613.60        13703.00
7/31/07                         12811.60        12897.30
8/31/07                         12397.30        12474.30
9/30/07                         13084.60        13174.00
10/31/07                        14135.00        14237.20
11/30/07                        13210.00        13307.50
12/31/07                        13348.10        13448.60
1/31/08                         12334.00        12429.20
2/29/08                         10880.20        10963.80
3/31/08                          9986.07        10063.60
4/30/08                         10859.60        10947.20
5/31/08                         10359.30        10443.70
6/30/08                          9024.00         9096.00

                        (streetTRACKS Logo/Annual Report)
                  KBW CAPITAL MARKETS ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              THE GOLDMAN                                                             MERRILL
                                           SACHS           STATE STREET                                            LYNCH &
                                           GROUP, INC.     CORP.            MORGAN STANLEY     CME GROUP, INC.     CO., INC.
 -------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $11,141,655     9,860,027        9,733,526          8,233,987           7,567,845

 -------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        9.5%            8.4              8.3                7.0                 6.5
 -------------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Investment Banking & Brokerage       50.2%
Asset Management & Custody
  Banks                              27.5
Specialized Finance                  22.2
Short Term Investments               22.9%
Other Assets & Liabilities          (22.8)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                              KBW INSURANCE ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The KBW Insurance ETF (the "Fund") seeks to replicate the total return of the KBW Insurance Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, before expenses, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -29.67% versus the Index return of -29.54%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

Share values of insurers fell along with the broader Financial Service sector amid continued concern over deterioration in the credit markets this year. Many of the big players in the index, like American International Group, Inc. and Prudential Financial, Inc. felt the pain of the credit crunch and endured some large losses and increased layoffs during the period. The subprime mortgage issues, falling stock prices and falling rates of returns on nearly all investments have left consumer confidence in the industry at an all time low.

                        (streetTRACKS Logo/Annual Report)
                    KBW INSURANCE ETF -- PERFORMANCE SUMMARY


The following Performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR KBW INSURANCE ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                       KBW
                                                  VALUE                 VALUE                 INSURANCE INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -29.67%               -29.68%                    -29.54%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -18.16%               -18.25%                    -17.50%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                       KBW
                                                  VALUE                 VALUE                 INSURANCE INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -29.67%               -29.68%                    -29.54%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           -7.30%                -7.33%                     -6.96%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
              KBW INSURANCE ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
KBW INSURANCE ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                              KBW INSURANCE    KBW INSURANCE
                                 ETF (A)         INDEX (B)
                              -------------    -------------
11/08/05                         10000.00         10000.00
11/30/05                         10254.00         10257.00
12/31/05                         10093.00         10098.00
01/31/06                          9913.36          9920.29
02/28/06                         10031.30         10041.30
03/31/06                          9847.75          9858.57
04/30/06                         10302.70         10320.00
05/31/06                          9980.24          9999.00
06/30/06                          9906.39          9928.00
07/31/06                          9893.41          9918.08
08/31/06                         10095.30         10124.40
09/30/06                         10429.30         10462.50
10/31/06                         10553.50         10589.10
11/30/06                         10778.30         10818.90
12/31/06                         11120.70         11168.40
01/31/07                         11053.90         11104.70
02/28/07                         11043.90         11096.90
03/31/07                         11057.40         11113.60
04/30/07                         11645.90         11710.40
05/31/07                         11943.30         12012.50
06/30/07                         11636.10         11706.20
07/31/07                         10643.50         10708.80
08/31/07                         10778.30         10848.00
09/30/07                         11291.30         11370.90
10/31/07                         10908.10         10987.70
11/30/07                         10716.50         10797.60
12/31/07                         10474.10         10553.60
01/31/08                          9913.71          9991.08
02/29/08                          9273.78          9346.66
03/31/08                          9187.54          9261.60
04/30/08                          9651.51          9733.02
05/31/08                          9529.22          9611.36
06/30/08                          8183.70          8250.00

                        (streetTRACKS Logo/Annual Report)
                     KBW INSURANCE ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                                                                                           AMERICAN
                                                                                    PRUDENTIAL          INTERNATIONAL
                                           METLIFE, INC.     THE ALLSTATE CORP.     FINANCIAL, INC.     GROUP, INC.
 --------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $6,075,093        4,988,777              4,719,102           4,630,923

 --------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        9.6%              7.9                    7.4                 7.3
 --------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------

  DESCRIPTION
                                           THE TRAVELERS COS.,
                                           INC.
 -------------------------------------------------------------
    MARKET VALUE                           4,592,458

 -------------------------------------------------------------
    % OF NET ASSETS                        7.2
 -------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Property & Casualty Insurance        36.1%
Life & Health Insurance              35.5
Multi-line Insurance                 15.8
Insurance Brokers                     9.0
Reinsurance                           2.7
Thrifts & Mortgage Finance            0.6
Short Term Investments               17.9
Other Assets & Liabilities          (17.6)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                        MORGAN STANLEY TECHNOLOGY ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The Morgan Stanley Technology ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Technology Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the index.

The performance of the Fund for the year ended June 30, 2008, was -10.67% versus the Index return of -10.29%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

Information Technology underperformed again in June, as the scuttled negotiations for a Microsoft Corp. deal with Yahoo!, Inc. drove shares of the latter to a decline on the month. Although some of the other larger players like Google, Inc., Apple, Inc., and QUALCOMM, Inc., enjoyed some solid spring gains, the entire tech sector remains underwater on a year-to-date basis due to some steep first quarter losses. While Apple, Inc. was enjoying the benefits of its new iPhone sales, other mobile companies like NVIDIA Corp., Nortel Networks Corp., and Motorola, Inc. continue to struggle against their competition.

                        (streetTRACKS Logo/Annual Report)
              MORGAN STANLEY TECHNOLOGY ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/25/00, 9/29/00, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR MORGAN STANLEY TECHNOLOGY ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.50%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                  MORGAN STANLEY
                                                  VALUE                 VALUE                 TECHNOLOGY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -10.67%               -10.66%                    -10.29%

 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08                     17.91%                18.00%                     19.62%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08                      51.41%                51.64%                     55.19%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -43.23%               -43.20%                    -41.38%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                  MORGAN STANLEY
                                                  VALUE                 VALUE                 TECHNOLOGY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -10.67%               -10.66%                    -10.29%
 --------------------------------------------------------------------------------------------------------------------
    THREE YEARS ENDED 6/30/08                      5.65%                 5.67%                      6.15%
 --------------------------------------------------------------------------------------------------------------------
    FIVE YEARS ENDED 6/30/08                       8.65%                 8.68%                      9.19%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           -7.03%                -7.03%                     -6.59%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period September 25, 2000 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
        MORGAN STANLEY TECHNOLOGY ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
MORGAN STANLEY TECHNOLOGY ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                             MORGAN STANLEY     MORGAN STANLEY
                             TECHNOLOGY ETF    TECHNOLOGY INDEX
                                   (A)                (B)
                             --------------    ----------------
9/25/2000                       10000.00           10000.00
9/1/2000                         9725.00            9725.00
10/1/2000                        9484.79            9488.68
11/1/2000                        7242.59            7247.46
12/1/2000                        6875.75            6834.35
1/1/2000                         8096.20            8052.23
2/1/2000                         6106.15            6074.60
3/1/2000                         5391.12            5365.09
4/1/2008                         6244.82            6217.60
5/1/2008                         5851.40            5828.38
6/1/2008                         5947.95            5933.29
7/1/2008                         5599.40            5582.04
8/1/2008                         4921.31            4908.29
9/1/2008                         3839.11            3829.94
10/1/2008                        4533.61            4524.69
11/1/2008                        5271.68            5264.02
12/1/2008                        5203.15            5198.75
1/2/2008                         5161.52            5160.28
2/2/2008                         4339.29            4340.31
3/2/2008                         4663.00            4665.83
4/2/2008                         4091.32            4095.67
5/2/2008                         3956.31            3962.15
6/2/2008                         3404.40            3410.22
7/2/2008                         3072.47            3079.09
8/2/2008                         3002.11            3010.12
9/2/2008                         2443.72            2451.14
10/2/2008                        2979.38            2990.14
11/2/2008                        3499.58            3513.42
12/2/2008                        2943.50            2957.60
1/3/2008                         2951.45            2967.06
2/3/2008                         2947.02            2963.80
3/3/2008                         2941.13            2959.35
4/3/2008                         3244.65            3266.24
5/3/2008                         3753.41            3777.73
6/3/2008                         3750.03            3777.73
7/3/2008                         3945.07            3975.68
8/3/2008                         4303.72            4340.25
9/3/2008                         4207.27            4243.46
10/3/2008                        4631.79            4673.75
11/3/2008                        4739.71            4785.45
12/3/2008                        4858.20            4907.96
1/4/2008                         5141.43            5196.55
2/4/2008                         5055.57            5110.81
3/4/2008                         4969.63            5026.99
4/4/2008                         4654.05            4708.78
5/4/2008                         4837.89            4896.66
6/4/2008                         5029.47            5092.53
7/4/2008                         4469.19            4526.75
8/4/2008                         4302.93            4359.71
9/4/2008                         4546.05            4608.21
10/4/2008                        4675.16            4740.93
11/4/2008                        4965.48            5037.24
12/4/2008                        5177.01            5254.34
1/5/2008                         4828.08            4902.30
2/5/2008                         4822.29            4897.89
3/5/2008                         4642.42            4717.16
4/5/2008                         4451.61            4526.11
5/5/2008                         4883.42            4968.32
6/5/2008                         4815.05            4900.75
7/5/2008                         5102.03            5195.77
8/5/2008                         5060.70            5155.24
9/5/2008                         5163.94            5262.99
10/5/2008                        5090.10            5190.36
11/5/2008                        5392.45            5500.22
12/5/2008                        5323.97            5432.57
1/6/2008                         5514.56            5629.23
2/6/2008                         5404.82            5519.46
3/6/2008                         5588.59            5710.43
4/6/2008                         5546.11            5669.32
5/6/2008                         5119.62            5235.62
6/6/2008                         5036.68            5152.89
7/6/2008                         4764.10            4875.67
8/6/2008                         5188.20            5312.53
9/6/2008                         5416.42            5548.93
10/6/2008                        5638.55            5779.22
11/6/2008                        5866.57            6015.59
12/6/2008                        5794.00            5943.40
1/7/2008                         5768.57            5919.62
2/7/2008                         5755.71            5908.97
3/7/2008                         5673.23            5826.24
4/7/2008                         6051.12            6217.77
5/7/2008                         6287.72            6463.37
6/7/2008                         6355.63            6535.76
7/7/2008                         6381.56            6565.82
8/7/2008                         6495.21            6682.04
9/7/2008                         6820.43            7019.48
10/7/2008                        6972.59            7179.53
11/7/2008                        6295.20            6484.55
12/7/2008                        6357.78            6551.99
1/8/2008                         5580.86            5753.30
2/8/2008                         5410.64            5579.55
3/8/2008                         5430.66            5601.87
4/8/2008                         5879.78            6068.50
5/8/2008                         6324.29            6530.92
6/8/2008                         5677.95            5862.00

                        (streetTRACKS Logo/Annual Report)
               MORGAN STANLEY TECHNOLOGY ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION
                                           ELECTRONIC DATA                        ACCENTURE, LTD.
                                           SYSTEMS CORP.       QUALCOMM, INC.     (CLASS A)           SALESFORCE.COM, INC.
 -------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $8,678,134          8,278,466          7,981,894           7,967,149

 -------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.8%                3.6                3.5                 3.5
 -------------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------

  DESCRIPTION                              INTERNATIONAL
                                           BUSINESS
                                           MACHINES CORP.
 ------------------------------------------------------------
    MARKET VALUE                           7,949,452

 ------------------------------------------------------------
    % OF NET ASSETS                        3.5
 ------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Software                             20.6%
Communications Equipment             18.6
Computers & Peripherals              17.2
Semiconductors & Semiconductor
  Equipment                          17.1
IT Services                          13.4
Internet Software & Services          7.9
Internet & Catalog Retail             2.6
Electronic Equipment &
  Instruments                         2.5
Short Term Investments                8.8
Other Assets & Liabilities           (8.7)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                            SPDR S&P DIVIDEND ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Dividend ETF (the "Fund") seeks to replicate, before expenses, the price and yield of the S&P High Yield Dividend Aristocrats Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index. The Index is designed to measure the performance of 50 highest dividend yielding S&P Composite 1500 constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 25 years.

The performance of the Fund for the year ended June 30, 2008, was -25.05% versus the Index return of -24.97%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The Sectors that added most to the Fund's return during this year and the only sectors to contribute positive performance were Utilities followed by Information Technology. After a rough road in the beginning of the year, Utilities began to gain appeal for their relative profit stability and above-average income potential. As for Information Technology, it was actually an underperformer toward the end of the period, as the scuttled negotiations for a Microsoft deal with Yahoo! drove shares of the latter to a decline in June 2008. Nonetheless, helped by solid spring gains for Apple, Inc., Google, Inc., and QUALCOMM, Inc., the Information Technology sector salvaged some positive momentum. Conversely, the worst performing sector for the period was Financials. With steady selling continuing to afflict the beleaguered Financial sector, whose aggressive additions of capital over the course of the last year still seem to be inadequate to cover the potential extent of painful write-offs, these stocks remained at a disadvantage through June 2008.

                        (streetTRACKS Logo/Annual Report)
                  SPDR S&P DIVIDEND ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P DIVIDEND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET             S&P HIGH YIELD DIVIDEND
                                                  VALUE                 VALUE                ARISTOCRATS INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -25.05%               -25.26%                    -24.97%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -7.88%                -7.86%                     -7.46%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET             S&P HIGH YIELD DIVIDEND
                                                  VALUE                 VALUE                ARISTOCRATS INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -25.05%               -25.26%                    -24.97%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -3.06%                -3.05%                     -2.86%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period November 8, 2005 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
            SPDR S&P DIVIDEND ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P DIVIDEND ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                                S&P HIGH
                               SPDR S&P      YIELD DIVIDEND
                               DIVIDEND    ARISTOCRATS INDEX
                               ETF (A)            (B)
                              ---------    -----------------
11/8/2005                      10000.00         10000.00
                               10176.00         10178.00
12/31/2005                     10170.90         10170.90
                               10404.80         10407.90
                               10487.00         10492.20
3/31/2006                      10538.40         10545.70
                               10761.80         10757.60
                               10567.00         10565.10
6/30/2006                      10617.80         10616.80
                               10899.50         10902.40
                               11149.40         11156.50
9/30/2006                      11301.00         11311.50
                               11669.10         11683.70
                               11748.10         11766.60
12/31/2006                     11976.40         12000.80
                               12078.30         12106.40
                               12117.20         12147.60
3/31/2007                      12131.70         12165.80
                               12490.20         12530.80
                               12773.90         12816.50
6/30/2007                      12293.30         12333.30
                               11667.90         11708.00
                               11991.30         12035.80
9/30/2007                      11923.40         11972.00
                               11863.90         11915.80
                               11495.40         11548.80
12/31/2007                     11211.60         11246.20
                               11242.50         11302.40
                               10463.40         10518.00
3/31/2008                      10582.70         10642.10
                               10882.20         10944.40
                               10864.80         10928.00
6/30/2008                       9212.00          9254.00

                        (streetTRACKS Logo/Annual Report)
                   SPDR S&P DIVIDEND ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ---------------------------------------------------------------------------------------------------------------

  DESCRIPTION                                               BANK OF AMERICA     CONSOLIDATED     INTEGRYS ENERGY
                                           PFIZER, INC.     CORP.               EDISON, INC.     GROUP, INC.
 ---------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $8,487,380       7,760,376           7,228,992        6,832,670

 ---------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.7%             3.4                 3.1              3.0
 ---------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------

  DESCRIPTION
                                           COMERICA, INC.
 ------------------------------------------------------------
    MARKET VALUE                           6,814,299

 ------------------------------------------------------------
    % OF NET ASSETS                        3.0
 ------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Commercial Banks                     27.2%
Multi-Utilities                      10.7
Pharmaceuticals                       8.7
Gas Utilities                         7.3
Chemicals                             6.0
Commercial Services & Supplies        4.9
Beverages                             4.1
Household Durables                    4.0
Household Products                    3.8
Diversified Financial Services        3.4
Industrial Conglomerates              3.4
Insurance                             3.2
Media                                 2.5
Containers & Packaging                1.7
Textiles, Apparel & Luxury
  Goods                               1.7
Water Utilities                       1.7
IT Services                           1.5
Hotels, Restaurants & Leisure         1.4
Computers & Peripherals               1.3
Electrical Equipment                  1.0
Short Term Investments               22.4
Other Assets & Liabilities          (21.9)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



* The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                             SPDR S&P BIOTECH ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Biotech ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P Biotechnology Select Sector Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was 14.15% versus the Index return of 14.46%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JP Morgan Chase. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

During the year, the Fund returns were driven primarily by BioMarin Pharmaceutical, Inc. and Alexion Pharmaceuticals, Inc. BioMarin develops therapeutics for genetic disorders and has three products on the market. The company has a decent pipeline and a strong cash position. Alexion has proven that small numbers of patients can still provide big profits with its orphan drug strategy, developing drugs for rare genetic diseases.

On the downside, MannKind Corp. and Theravance, Inc. joined last years' laggards Nuvelo, Inc. and Telik, Inc. MannKind's stock took a beating when Pfizer, Inc. researchers observed an unexpected incidence of lung cancer in clinical trial patients of Exubera, an inhaled insulin treatment that is distantly reflective of MannKind's own Technosphere. Theravance has suffered several consecutive quarters of losses. Nuvelo continued its struggle to find a financially stable partner to commercialize its blood clot medication.

                        (streetTRACKS Logo/Annual Report)
                   SPDR S&P BIOTECH ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P BIOTECH ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                S&P BIOTECHNOLOGY
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       14.15%                14.02%                      14.46%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          17.37%                17.30%                      18.40%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                S&P BIOTECHNOLOGY
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       14.15%                14.02%                      14.46%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           6.86%                 6.83%                       7.24%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period January 31, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
             SPDR S&P BIOTECH ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P BIOTECH ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                SPDR S&P     S&P BIOTECHNOLOGY
                              BIOTECH ETF     SELECT INDUSTRY
                                  (A)            INDEX (B)
                              -----------    -----------------
1/31/2006                       10000.00          10000.00
2/28/2006                       10730.00          10733.00
3/31/2006                       10130.20          10144.80
4/30/2006                        9646.98           9662.95
5/31/2006                        9058.52           9076.41
6/30/2006                        9241.50           9262.48
7/31/2006                        9039.94           9063.33
8/31/2006                        9337.45           9364.24
9/30/2006                        9161.16           9190.06
10/31/2006                      10189.20          10224.90
11/30/2006                      10176.80          10214.60
12/31/2006                       9291.41           9325.96
1/31/2007                        9630.64           9670.09
2/28/2007                        9691.89           9734.88
3/31/2007                        9726.00           9771.87
4/30/2007                       10604.40          10663.10
5/31/2007                       10844.30          10907.30
6/30/2007                       10282.00          10342.30
7/31/2007                       10187.90          10251.30
8/31/2007                       11233.00          11306.10
9/30/2007                       11713.50          11793.40
10/31/2007                      12227.80          12315.80
11/30/2007                      12256.40          12347.90
12/31/2007                      11995.60          12088.60
1/31/2008                       11356.30          11446.70
2/29/2008                       10830.50          10917.80
3/31/2008                       10819.60          10906.90
4/30/2008                       11290.00          11383.50
5/31/2008                       12117.50          12217.20
6/30/2008                       11737.00          11840.00

                        (streetTRACKS Logo/Annual Report)
                    SPDR S&P BIOTECH ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                                                                  ONYX                 ALEXION
                                                             IMCLONE           PHARMACEUTICALS,     PHARMACEUTICALS,
                                           CELGENE CORP.     SYSTEMS, INC.     INC.                 INC.
 -------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $11,893,680       11,748,613        11,732,300           11,678,590

 -------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.5%              4.4               4.4                  4.4
 -------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------

  DESCRIPTION

                                           GENZYME CORP.
 -----------------------------------------------------------
    MARKET VALUE                           11,611,424

 -----------------------------------------------------------
    % OF NET ASSETS                        4.4
 -----------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 -----------------------------------------
                                PERCENT OF
 INDUSTRY                       NET ASSETS
 -----------------------------------------
Biotechnology                       99.8%
Short Term Investments              28.8
Other Assets & Liabilities         (28.6)
 -----------------------------------------
TOTAL                                100%
 -----------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                          SPDR S&P HOMEBUILDERS ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Homebuilders ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P Homebuilders Select Sector Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -44.63% versus the Index return of -45.10%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Heath Care, and Industrial stocks all suffered double digit declines in the period as well.

During the year, the Homebuilders sector continued to suffer as the subprime mortgage crisis has led to tighter mortgage-lending standards. Weak demand, job cuts, and impairment charges to mark down land that's fallen in value have all further eroded returns in the sector. Contributing most significantly to the negative returns were WCI Communities, Inc., Standard Pacific Corp., and Beazer Homes USA, Inc. Beazer is restating financial results after a probe of its mortgage-origination business and other practices, while troubled WCI has been unable to find a buyer for the company and Standard Pacific faces liquidity problems.

Unlike last year, where names that fall within the home improvement and home furnishings industries managed to eek out positive returns, none of the members of the Homebuilders Index managed to dodge the downturn during the year.

                        (streetTRACKS Logo/Annual Report)
                SPDR S&P HOMEBUILDERS ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P HOMEBUILDERS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                 S&P HOMEBUILDERS
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -44.63%               -44.97%                    -45.10%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -63.78%               -63.73%                    -63.96%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                 S&P HOMEBUILDERS
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -44.63%               -44.97%                    -45.10%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -34.33%               -34.29%                    -34.45%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period January 31, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
          SPDR S&P HOMEBUILDERS ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P HOMEBUILDERS ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                 SPDR S&P        S&P HOMEBUILDERS
                             HOMEBUILDERS ETF     SELECT INDUSTRY
                                    (A)              INDEX (B)
                             ----------------    ----------------
1/31/2006                        10000.00            10000.00
2/28/2006                         9531.00             9533.00
3/31/2006                         9507.17             9510.12
4/30/2006                         9052.73             9057.44
5/31/2006                         7836.95             7841.93
6/30/2006                         7229.58             7231.83
7/31/2006                         6633.14             6635.93
8/31/2006                         6707.44             6712.24
9/30/2006                         7034.82             7038.45
10/31/2006                        7342.53             7348.85
11/30/2006                        7915.69             7926.47
12/31/2006                        8006.48             8020.79
1/31/2007                         8227.06             8244.57
2/28/2007                         7655.11             7672.40
3/31/2007                         7000.52             7021.78
4/30/2007                         7351.74             7376.38
5/31/2007                         7665.14             7693.57
6/30/2007                         6541.74             6564.92
7/31/2007                         5722.52             5742.99
8/31/2007                         5381.40             5401.28
9/30/2007                         4622.51             4607.29
10/31/2007                        4811.02             4804.03
11/30/2007                        4065.31             4060.36
12/31/2007                        4191.05             4191.11
1/31/2008                         4866.02             4866.29
2/29/2008                         4380.88             4379.18
3/31/2008                         4729.42             4720.32
4/30/2008                         4804.62             4792.54
5/31/2008                         4328.15             4313.76
6/30/2008                         3621.92             3604.15

                        (streetTRACKS Logo/Annual Report)
                 SPDR S&P HOMEBUILDERS ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              BEAZER HOMES     FURNITURE BRANDS        ETHAN ALLEN         LEGGETT &
                                           USA, INC.        INTERNATIONAL, INC.     INTERIORS, INC.     PLATT, INC.
 ------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $28,422,106      28,305,885              26,657,421          26,292,325

 ------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        5.3%             5.3                     5.0                 4.9
 ------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------

  DESCRIPTION                              MOHAWK
                                           INDUSTRIES, INC.
 -----------------------------------------------------------------
    MARKET VALUE                           26,231,323

 -----------------------------------------------------------------
    % OF NET ASSETS                        4.9
 -----------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Homebuilding                         61.0%
Home Furnishings                     24.7
Home Improvement Retail              14.2
Short Term Investments               25.8
Other Assets & Liabilities          (25.7)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                         SPDR S&P METALS & MINING ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Metals & Mining ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P Metals & Mining Select Industry Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was 51.22% versus the Index return of 51.64%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. Amid this tumultuous period there were some bright spots in some sectors. The rise in commodity prices led to strong results for Energy and Materials companies. The Material companies in the S&P gained 6.3% while Energy companies in the S&P 500 gained 25% during the year.

Despite great uncertainty in the markets caused by a significant downturn in the U.S. housing market and increasing oil prices, the Fund managed to return an impressive 51.22% for the year ended June 30, 2008. This remarkable performance was mainly driven by soaring prices for steel and coal worldwide.

While the Fund surpassed the broader market, Massey Energy Co. was a shining member of the Fund for the year ended June 30, 2008. Massey Energy operates coal mines and processing facilities in Central Appalachia. The company's strong earnings benefited significantly from higher utility, metallurgical and industrial coal sale prices secured by new agreements as lower-priced contracts expired. Additionally in April 2008, the company's management announced its plans to increase capital spending related to the company's expansion plans by $90 million, which are expected to increase annual coal production as well as decrease production costs. Other notable performers in the Fund included Alpha Natural Resources, Inc. and Cleveland-Cliffs, Inc.

                        (streetTRACKS Logo/Annual Report)
               SPDR S&P METALS & MINING ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P METALS & MINING ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET               S&P METALS & MINING
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                        51.22%                51.30%                     51.64%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          120.33%               120.64%                    121.86%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET               S&P METALS & MINING
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       51.22%                51.30%                      51.64%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          47.49%                47.60%                      46.59%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
         SPDR S&P METALS & MINING ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P METALS & MINING ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                               SPDR S&P        S&P METALS
                               METALS &         & MINING
                              MINING ETF    SELECT INDUSTRY
                                  (A)          INDEX (B)
                              ----------    ---------------
6/19/2006                      10000.00         10000.00
                               11570.00         11571.00
                               10563.40         10567.80
                               10227.50         10234.90
9/30/2006                       9605.66          9614.67
                               11003.30         11018.40
                               12058.50         12080.60
12/31/2006                     11389.30         11411.30
                               12244.60         12274.00
                               12538.50         12572.30
3/31/2007                      13308.30         13353.00
                               14455.50         14509.40
                               15374.90         15438.00
6/30/2007                      14569.20         14630.60
                               13826.20         13887.30
                               13454.30         13512.40
9/30/2007                      14849.50         14915.00
                               15986.90         16063.40
                               15569.70         15642.60
12/31/2007                     16239.20         16318.30
                               15362.30         15440.40
                               17296.40         17390.50
3/31/2008                      16369.30         16460.10
                               17840.90         17946.50
                               20490.30         20622.30
6/30/2008                      22033.00         22186.00

                        (streetTRACKS Logo/Annual Report)
                SPDR S&P METALS & MINING ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ---------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              CLEVELAND-CLIFFS,     ALPHA NATURAL       PEABODY          HECLA
                                           INC.                  RESOURCES, INC.     ENERGY CORP.     MINING CO.
 ---------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $43,153,931           39,998,448          39,858,034       39,560,285

 ---------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        5.3%                  4.9                 4.9              4.8
 ---------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------

  DESCRIPTION                              RELIANCE STEEL &
                                           ALUMINUM CO.
 -------------------------------------------------------------
    MARKET VALUE                           39,233,105

 -------------------------------------------------------------
    % OF NET ASSETS                        4.8
 -------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Steel                               36.4%
Coal & Consumable Fuels             28.2
Precious Metals & Minerals          13.4
Diversified Metals & Mining         13.0
Gold                                 4.7
Aluminum                             4.2
Short Term Investments              11.7
Other Assets & Liabilities         (11.6)
 ------------------------------------------
TOTAL                              100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                 SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Oil & Gas Equipment & Services ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P Oil & Gas Equipment & Services Select Industry Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was 38.61% versus the Index return of 38.88%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The overwhelming majority of companies in this sub-industry have benefited significantly throughout the course of the year ended June 30, 2008. This can be attributed to the fact that earnings have grown as high oil prices have led to more rapid rig construction. Both drilling activity and the rates oil companies pay for drilling have increased.

Notable names contributing a significant amount of positive performance to the fund include Helmerich and Payne, Inc. Helmerich & Payne added to the overall fund return thanks to an advanced drilling technology which allows them to drill in areas that, without this technology, would be deemed impenetrable. Conversely, one of the worst performing names for the period was Exterran Holdings, Inc.

                        (streetTRACKS Logo/Annual Report)
                 SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF --
                               PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                                                         S&P OIL & GAS EQUIPMENT &
                                                NET ASSET              MARKET                     SERVICES
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       38.61%                38.52%                      38.88%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          83.20%                83.25%                      84.36%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                                                         S&P OIL & GAS EQUIPMENT &
                                                NET ASSET              MARKET                     SERVICES
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       38.61%                38.52%                      38.88%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          34.69%                34.71%                      34.13%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
                 SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF --
                         PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF (BASED ON NET ASSET VALUE)


                                                   S&P OIL
                                 SPDR S&P           & GAS
                                  OIL &          EQUIPMENT &
                              GAS EQUIPMENT    SERVICES SELECT
                                & SERVICES      INDUSTRY INDEX
                                 ETF (A)             (B)
                              -------------    ---------------
6/19/2006                        10000.00          10000.00
6/30/2006                        11098.00          11099.00
7/31/2006                        10866.00          10870.40
8/31/2006                        10200.00          10207.30
9/30/2006                         9604.28           9614.23
10/31/2006                       10049.90          10062.30
11/30/2006                       11014.70          11032.30
12/31/2006                       10506.90          10525.90
1/31/2007                        10415.50          10443.80
2/28/2007                        10530.10          10560.70
3/31/2007                        11257.70          11295.80
4/30/2007                        11968.10          12013.00
5/31/2007                        12884.80          12938.00
6/30/2007                        13214.70          13273.20
7/31/2007                        13292.70          13359.40
8/31/2007                        13400.30          13458.30
9/30/2007                        14266.00          14334.40
10/31/2007                       14110.50          14182.50
11/30/2007                       13568.70          13635.00
12/31/2007                       14582.20          14660.40
1/31/2008                        12542.20          12612.30
2/29/2008                        13958.20          14033.70
3/31/2008                        14102.00          14181.10
4/30/2008                        15766.00          15857.30
5/31/2008                        17304.80          17411.30
6/30/2008                        18320.00          18436.00

                        (streetTRACKS Logo/Annual Report)
                 SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF --
                               PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -----------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              WEATHERFORD        DIAMOND
                                           INTERNATIONAL,     OFFSHORE                               SMITH
                                           LTD.               DRILLING, INC.     HALLIBURTON CO.     INTERNATIONAL, INC.
 -----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $12,596,207        12,076,517         12,046,147          11,935,080

 -----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.5%               4.3                4.3                 4.3
 -----------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------

  DESCRIPTION
                                           NATIONAL-OILWELL
                                           VARCO, INC.
 ----------------------------------------------------------
    MARKET VALUE                           11,929,202

 ----------------------------------------------------------
    % OF NET ASSETS                        4.3
 ----------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil & Gas Equipment & Services       58.1%
Oil & Gas Drilling                   37.7
Oil & Gas Exploration &
  Production                          4.2
Short Term Investments               12.5
Other Assets & Liabilities          (12.5)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
               SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Oil & Gas Exploration & Production ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was 52.99% versus the Index return of 53.52%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

The global appetite for oil is on the rise and there haven't been any new finds to replace old fields which are in danger of drying up. Thus, those companies whose main goal is exploration into finding new sources of oil and natural gas stand to profit. Producers of oil, coal, and natural gas have enjoyed large profits this year, but those who actually process these resources into the gasoline and diesel that we consume are finding market conditions just as brutal as the end users.

No table names contributing a significant amount of positive performance to the fund include Petrohawk Energy Corp. Mainly a natural gas driller, Petrohawk is a leader in Oil and Gas Exploration and Production and is one of the lowest cost producers in the group. Conversely, one of the worst performing names for the period was Tesoro Corp., a petroleum refiner, lost ground as the price of crude oil jumped to record highs. Refiners' margins have been hurt by increasing crude prices and decreasing demand for refined products such as gasoline and diesel.

                        (streetTRACKS Logo/Annual Report)
               SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF --
                               PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P OIL & GAS EXPLORATION& PRODUCTION ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                                                        S&P OIL & GAS EXPLORATION &
                                                NET ASSET              MARKET                    PRODUCTION
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                        52.99%                53.09%                     53.52%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          108.38%               108.25%                    109.68%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                                                        S&P OIL & GAS EXPLORATION &
                                                NET ASSET              MARKET                    PRODUCTION
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       52.99%                53.09%                      53.52%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          43.50%                43.46%                      42.67%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
               SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF --
                         PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF (BASED ON NET ASSET VALUE)


                                                     S&P OIL
                                 SPDR S&P             & GAS
                                  OIL &           EXPLORATION &
                             GAS EXPLORATION    PRODUCTION SELECT
                               & PRODUCTION       INDUSTRY INDEX
                                 ETF (A)               (B)
                             ---------------    -----------------
6/19/2006                        10000.00            10000.00
6/30/2006                        11574.00            11575.00
7/31/2006                        11894.60            11900.30
8/31/2006                        11430.70            11436.20
9/30/2006                        10534.50            10538.40
10/31/2006                       11110.80            11119.10
11/30/2006                       12183.00            12197.60
12/31/2006                       11299.70            11313.30
1/31/2007                        11608.20            11622.20
2/28/2007                        11468.90            11486.20
3/31/2007                        12065.30            12089.20
4/30/2007                        12837.80            12869.00
5/31/2007                        13801.90            13840.60
6/30/2007                        13622.50            13659.20
7/31/2007                        13077.60            13117.00
8/31/2007                        12796.40            12838.90
9/30/2007                        13960.90            14012.40
10/31/2007                       15708.80            15770.90
11/30/2007                       14397.10            14457.20
12/31/2007                       15471.20            15540.00
1/31/2008                        14330.90            14397.80
2/29/2008                        16126.60            16206.20
3/31/2008                        15970.20            16053.90
4/30/2008                        17525.70            17620.70
5/31/2008                        19306.30            19416.30
6/30/2008                        20838.00            20967.70

                        (streetTRACKS Logo/Annual Report)
               SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF --
                                PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ---------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              PETROHAWK        COMSTOCK            EXCO                NOBLE
                                           ENERGY CORP.     RESOURCES, INC.     RESOURCES, INC.     ENERGY, INC.
 ---------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $9,617,614       8,971,110           8,850,132           8,702,161

 ---------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.1%             2.9                 2.8                 2.8
 ---------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------

  DESCRIPTION                              PENN
                                           VIRGINIA CORP.
 ------------------------------------------------------------
    MARKET VALUE                           8,673,300

 ------------------------------------------------------------
    % OF NET ASSETS                        2.8
 ------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Oil & Gas Exploration &
  Production                         73.4%
Integrated Oil & Gas                 13.5
Oil & Gas Refining & Marketing       12.9
Short Term Investments               12.6
Other Assets & Liabilities          (12.4)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                         SPDR S&P PHARMACEUTICALS ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Pharmaceuticals ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P Pharmaceuticals Select Industry Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -11.73% versus the Index return of -11.74%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JP Morgan Chase. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

During the year ended June 30, 2008, the Fund returns were driven by Perrigo Co and Auxilium Pharmaceuticals Inc. Perrigo's performance was driven by strong sales and part of which can be attributed to the over the counter availability of its gastrointestinal medication. For Auxilium Phamaceuticals, positive test results and movement into later stage trials of Xiaflex, its experimental drug to treat diabetes related conditions, have influenced returns on the stock. The company said it plans to submit an application for approval with the Food and Drug Administration in early 2009.

On the downside, Sepracor, Inc. and King Pharmaceuticals, Inc. both lagged over the last year. Sepracor's earnings came in below expectations for second quarter of 2007 and continued to drop over the next year. It finished down over 50% for the twelve month period. King Pharmaceuticals' stock has been pressured by the introduction of generic substitutes for Altace, its blood-pressure drug.

                        (streetTRACKS Logo/Annual Report)
               SPDR S&P PHARMACEUTICALS ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P PHARMACEUTICALS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET               S&P PHARMACEUTICALS
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -11.73%               -11.58%                    -11.74%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                            1.36%                 1.42%                      1.70%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET               S&P PHARMACEUTICALS
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -11.73%               -11.58%                    -11.74%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                            0.67%                 0.70%                      0.81%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
                SPDR S&P PHARMACEUTICALS ETF -- PORTFOLIO SUMMARY



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P PHARMACEUTICALS ETF (BASED ON NET ASSET VALUE)


(Line Graph)

                                                    S&P PHARMACEUTICALS
                                   SPDR S&P           SELECT INDUSTRY
                             PHARMACEUTICALS ETF         INDEX (B)
                                     (A)
                             -------------------    -------------------
6/19/2006                          10000.00               10000.00
6/30/2006                          10146.00               10147.00
7/31/2006                          10340.80               10344.90
8/31/2006                          10658.30               10666.60
9/30/2006                          10951.40               10963.10
10/31/2006                         11057.60               11072.80
11/30/2006                         10931.50               10949.80
12/31/2006                         11062.70               11084.50
1/31/2007                          11521.80               11550.10
2/28/2007                          11231.50               11261.30
3/31/2007                          11114.70               11147.60
4/30/2007                          11788.20               11828.70
5/31/2007                          11910.80               11951.70
6/30/2007                          11482.00               11521.50
7/31/2007                          10690.90               10728.80
8/31/2007                          10723.00               10764.20
9/30/2007                          10940.70               10987.00
10/31/2007                         11124.50               11174.90
11/30/2007                         11054.40               11109.00
12/31/2007                         10908.50               10964.50
1/31/2008                          10413.20               10466.80
2/29/2008                          10214.30               10266.80
3/31/2008                           9909.94                9939.32
4/30/2008                          10296.40               10328.00
5/31/2008                          10537.40               10571.70
6/30/2008                          10136.00               10170.00

                        (streetTRACKS Logo/Annual Report)
                SPDR S&P PHARMACEUTICALS ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                              BARR                                        KING
                                           PHARMACEUTICALS,     FOREST                 PHARMACEUTICALS,
                                           INC.                 LABORATORIES, INC.     INC.                 MERCK & CO., INC.
 ----------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $478,209             473,993                472,312              467,544

 ----------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        5.1%                 5.1                    5.1                  5.0
 ----------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------

  DESCRIPTION
                                           SCHERING-PLOUGH
                                           CORP.
 ---------------------------------------------------------
    MARKET VALUE                           462,046

 ---------------------------------------------------------
    % OF NET ASSETS                        5.0
 ---------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Pharmaceuticals                      99.9%
Short Term Investments               27.5
Other Assets & Liabilities          (27.4)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                             SPDR S&P RETAIL ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P(R) Retail ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P Retail Select Industry Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -32.11% versus the Index return of -31.85%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, the firms in the Financial sector were hit the hardest. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

During the year ended June 30, 2008, the Fund returns were driven by a number of different factors. Some of the top performers in the index were Urban Outfitters, Inc. and Aeropostale, Inc. Urban Outfitters has boosted by an increase in sales including an increase in online sales. Aeropostale results were influenced by the increase in same store sales.

On the downside, Chico's FAS, Inc. and Borders Group, Inc. were among the companies whose returns lagged the index. Chico's stock was down for the year due to weakening sales. Borders Group same store sales were down during the year. In addition, it severed its relationship with Amazon.com, Inc. and re-opened its online store.

                        (streetTRACKS Logo/Annual Report)
                    SPDR S&P RETAIL ETF --PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P RETAIL ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                    S&P RETAIL
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -32.11%               -32.24%                    -31.85%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -19.25%               -19.49%                    -18.57%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                    S&P RETAIL
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -32.11%               -32.24%                    -31.85%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           -9.99%               -10.11%                     -9.39%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
             SPDR S&P RETAIL ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P RETAIL ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                               SPDR S&P        S&P RETAIL
                              RETAIL ETF    SELECT INDUSTRY
                                  (A)          INDEX (B)
                              ----------    ---------------
6/19/2006                      10000.00         10000.00
6/30/2006                      10242.00         10243.00
7/31/2006                       9698.15          9702.17
8/31/2006                       9911.51          9919.50
9/30/2006                      10699.50         10709.10
10/31/2006                     11253.70         11267.00
11/30/2006                     11124.30         11139.70
12/31/2006                     11103.20         11124.10
1/31/2007                      11459.60         11485.70
2/28/2007                      11459.60         11489.10
3/31/2007                      11752.90         11795.90
4/30/2007                      11807.00         11853.70
5/31/2007                      12259.20         12311.20
6/30/2007                      11891.40         11948.00
7/31/2007                      10835.50         10885.80
8/31/2007                      10848.50         10902.20
9/30/2007                      10691.20         10749.50
10/31/2007                     10550.00         10609.80
11/30/2007                      9730.30          9788.61
12/31/2007                      9310.93          9365.74
1/31/2008                       9388.21          9444.41
2/29/2008                       8761.08          8806.91
3/31/2008                       8760.20          8836.86
4/30/2008                       9066.81          9147.91
5/31/2008                       9116.67          9200.06
6/30/2008                       8075.00          8142.97

                        (streetTRACKS Logo/Annual Report)
                    SPDR S&P RETAIL ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -----------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                                                                                                        COSTCO
                                                              SALLY BEAUTY                         FAMILY DOLLAR     WHOLESALE
                                           THE KROGER CO.     HOLDINGS, INC.     GENESCO, INC.     STORES, INC.      CORP.
 -----------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $5,646,250         5,544,624          5,541,381         5,407,628         5,369,217

 -----------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        2.1%               2.1                2.1               2.1               2.0
 -----------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Apparel Retail                       41.3%
Specialty Stores                     20.4
Department Stores                     9.4
Food Retail                           7.8
General Merchandise Stores            5.8
Computer & Electronics Retail         5.5
Hypermarkets & Super Centers          4.0
Drug Retail                           3.8
Footwear                              1.8
Short Term Investments               11.4
Other Assets & Liabilities          (11.2)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



* The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                          SPDR S&P SEMICONDUCTOR ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The SPDR S&P Semiconductor ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the S&P Semiconductor Select Sector Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -21.30% versus the Index return of -21.25%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three months proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by Financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy.

Concentrated in the typically cyclical Semiconductor industry, the Fund performed in line with broad market returns. Semiconductor equipment sales growth slowed down significantly over the year due to over-capacity in the Memory industry, lower spending in the Memory sector and a highly competitive low cost pricing environment.

The leader of the negative performance in the Fund was Sigma Designs, Inc. for the year ended June 30, 2008. The company is a provider of integrated digital media processors for DVD media centers, IP set-top appliances and digital TVs. The company's revenue suffered significantly from the decrease in consumer discretionary income as well as the decrease in the average selling prices, primarily due to the customers achieving volume pricing targets and general market pricing pressures. Additionally Advanced Micro Devices Inc. and Micron Technology Inc. contributed negatively to the Fund's return. Both companies had suffered similar symptoms such as declines in average selling prices, inventory build up and slow down in demand.

On the bright side Microsemi Corp. contributed positively to the Fund's return for the year ended June 30, 2008. The company benefited from the versatility of its products, with target markets including the medical field, commercial aerospace and satellite, military and aerospace.

Overall, the Fund's holdings provide effective representation of the Semiconductor sub-industry. The Semiconductor sub-industry is positioned for growth as rapid the spread of technological progress into every area of modern environment around the world continues to drive demand for electronic products.

                        (streetTRACKS Logo/Annual Report)
                SPDR S&P SEMICONDUCTOR ETF -- PERFORMANCE SUMMARY


The following Performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR S&P SEMICONDUCTOR ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                S&P SEMICONDUCTOR
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -21.30%               -21.16%                    -21.25%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -21.16%               -21.04%                    -20.68%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                S&P SEMICONDUCTOR
                                                  VALUE                 VALUE              SELECT INDUSTRY INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -21.30%               -21.16%                    -21.25%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                           -9.37%                -9.32%                     -9.14%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period January 31, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
          SPDR S&P SEMICONDUCTOR ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR S&P SEMICONDUCTOR ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                                  SPDR S&P        S&P SEMICONDUCTOR
                             SEMICONDUCTOR ETF     SELECT INDUSTRY
                                    (A)               INDEX (B)
                             -----------------    -----------------
1/31/2006                         10000.00             10000.00
2/28/2006                          9981.00              9984.00
3/31/2006                         10135.70             10141.80
4/30/2006                         10406.30             10414.60
5/31/2006                          9305.34              9314.78
6/30/2006                          8874.50              8885.37
7/31/2006                          8247.96              8260.73
8/31/2006                          9032.43              9049.63
9/30/2006                          9080.93              9101.21
10/31/2006                         9196.17              9219.53
11/30/2006                         9502.95              9530.23
12/31/2006                         9243.62              9271.00
1/31/2007                          9230.58              9260.81
2/28/2007                          9569.07              9603.46
3/31/2007                          9155.40              9194.35
4/30/2007                          9752.97              9799.34
5/31/2007                          9830.12              9879.69
6/30/2007                         10018.20             10071.40
7/31/2007                          9891.94              9946.47
8/31/2007                         10083.80             10142.40
9/30/2007                         10400.20             10462.90
10/31/2007                         9856.97              9918.85
11/30/2007                         8765.11              8820.83
12/31/2007                         8778.00              8834.06
1/31/2008                          7560.84              7608.78
2/29/2008                          7263.32              7308.23
3/31/2008                          7397.62              7442.70
4/30/2008                          8248.35              8300.10
5/31/2008                          8959.35              9017.23
6/30/2008                          7884.23              7932.00

                        (streetTRACKS Logo/Annual Report)
                 SPDR S&P SEMICONDUCTOR ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION                                                  LINEAR         ON                INTEGRATED           MICROCHIP
                                           BROADCOM            TECHNOLOGY     SEMICONDUCTOR     DEVICE               TECHNOLOGY,
                                           CORP. (CLASS A)     CORP.          CORP.             TECHNOLOGY, INC.     INC.
 -------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $1,946,023          1,903,228      1,884,875         1,858,174            1,848,647

 -------------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        4.9%                4.8            4.8               4.7                  4.7
 -------------------------------------------------------------------------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)


 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Semiconductors                       99.8%
Short Term Investments               26.8
Other Assets & Liabilities          (26.6)
 ------------------------------------------
                                    100.0%
 ------------------------------------------



  * The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

                        (streetTRACKS Logo/Annual Report)
                           KBW REGIONAL BANKING ETF --
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The KBW Regional Banking ETF (the "Fund") seeks to replicate as closely as possible, the performance of the KBW Regional Banking Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, by investing in a portfolio of stocks intended to replicate the Index.

The performance of the Fund for the year ended June 30, 2008, was -39.51% versus the Index return of -39.75%.

After several years of positive returns, equity markets began the year on a positive note in the first quarter of the year, but the next three quarters proved to be much more difficult. The Dow Jones Wilshire 5000(SM) Index rose just over 1.4% in the first quarter, but lost ground in each of the next three quarters, ending the year down nearly 12.8%. Stocks outside the U.S. fared the same, as the MSCI ACWI(SM) ex-U.S. Index rose almost 4.7% in the first quarter, but ended the year down 6.2%. Emerging Market stocks managed two positive quarters, which allowed the S&P(R)/Citigroup(R) BMI Emerging Markets Index to rise over 6% for the year, despite a drop of more than 10% in the January to March period.

Many factors impacted the markets during the period. A significant downturn in the U.S. housing market led to an increase in mortgage defaults. These defaults brought trouble to mortgage backed bonds and other more complicated mortgage related securities. This led to significant write downs by financial firms, and eventually helped cause a credit crunch in the financial markets. On the weekend before St. Patrick's Day, The Bear Stearns Co., Inc. collapsed and had to be saved by U.S. regulators and JPMorgan Chase & Co. Falling home values also weakened consumer confidence, striking another blow to the U.S. economy. The American economy further suffered from skyrocketing commodity prices. The S&P GSCI(TM) Index rose nearly 76% in the year ended June 30. These increases reduced consumers' discretionary income and stoked inflation. The Federal Reserve reduced rates several times to 2% in an attempt to revive the economy, but the combination of weak growth and high inflation had the market talking about the stagflation of the 1970s.

There were bright spots in the markets during this tumultuous period. The rise in commodity prices led to strong results for Energy and Materials companies. Traditionally defensive Utility companies also managed a gain. On the other end of the spectrum, firms in the Financial sector were the hardest hit. Consumer Discretionary, Telecom, Health Care, and Industrial stocks all suffered double digit declines in the period as well.

Barring a few exceptions, the deteriorating spectacle of the banking sector is evident from the fact that the year's losses in the Fund have been unanimously shared by almost all its' constituents. UCBH Holdings, The Colonial Bancgroup, Inc., Boston Private Financial Holdings, Inc., and Cathay General Bancorp were amongst the largest detractors. Amidst the fears of the credit markets, an array of tumbling profits, dividend cuts, provisions on loan-losses falling short, and mortgages going into default have led to a heavy erosion of the banks' market values. Sovereign Bancorp, Inc. set aside $135 million to cover bad loans, an amount that was almost triple the reserve of the previous year. First Horizon National Corp. set aside $220 million to cover the rising loan losses and posted $19 million in losses. The collapse of home mortgages has shaken up the faith of investors and has made them apprehensive of the fate of the regional banks in the country.

                        (streetTRACKS Logo/Annual Report)
                 KBW REGIONAL BANKING ETF -- PERFORMANCE SUMMARY


The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR KBW REGIONAL BANKING ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.35%.

PERFORMANCE AS OF JUNE 30, 2008


 --------------------------------------------------------------------------------------------------------------------

                                                                    CUMULATIVE TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                   KBW REGIONAL
                                                  VALUE                 VALUE                  BANKING INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -39.51%               -39.83%                    -39.75%

 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -40.42%               -40.33%                    -39.94%
 --------------------------------------------------------------------------------------------------------------------





 --------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL TOTAL RETURN

                                          ---------------------------------------------------------------------------
                                                NET ASSET              MARKET                   KBW REGIONAL
                                                  VALUE                 VALUE                  BANKING INDEX
 --------------------------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                       -39.51%               -39.83%                    -39.75%
 --------------------------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                          -22.49%               -22.43%                    -21.71%
 --------------------------------------------------------------------------------------------------------------------




 (1) For the period June 19, 2006 to June 30, 2008.

                        (streetTRACKS Logo/Annual Report)
           KBW REGIONAL BANKING ETF -- PERFORMANCE SUMMARY (CONTINUED)



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
KBW REGIONAL BANKING ETF (BASED ON NET ASSET VALUE)

(Line Graph)

                              KBW REGIONAL     KBW REGIONAL
                               BANKING ETF    BANKING INDEX
                                   (A)             (B)
                              ------------    -------------
6/19/2006                       10000.00         10000.00
6/30/2006                       10066.00         10066.00
7/31/2006                       10127.40         10132.40
8/31/2006                       10189.20         10199.30
9/30/2006                       10256.40         10268.70
10/31/2006                      10246.20         10262.50
11/30/2006                      10440.80         10463.70
12/31/2006                      10593.30         10691.80
1/31/2007                       10455.60         10553.80
2/28/2007                       10316.50         10421.90
3/31/2007                       10183.40         10291.60
4/30/2007                        9915.61         10025.10
5/31/2007                       10110.00         10228.60
6/30/2007                        9848.10          9967.76
7/31/2007                        8928.29          9038.77
8/31/2007                        9600.59          9724.81
9/30/2007                        9532.43          9657.71
10/31/2007                       9111.09          9227.94
11/30/2007                       8677.41          8790.54
12/31/2007                       8260.89          8343.10
1/31/2008                        8629.33          8718.54
2/29/2008                        7556.70          7630.46
3/31/2008                        7827.23          7903.63
4/30/2008                        7663.64          7737.66
5/31/2008                        7364.76          7435.12
6/30/2008                        5958.00          6006.00

                        (streetTRACKS Logo/Annual Report)
                  KBW REGIONAL BANKING ETF -- PORTFOLIO SUMMARY



 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -----------------------------------------------------------------------------------------------------------

  DESCRIPTION                              PROVIDENT          PROSPERITY      FIRST               VALLEY
                                           FINANCIAL          BANCSHARES,     COMMONWEALTH        NATIONAL
                                           SERVICES, INC.     INC.            FINANCIAL CORP.     BANCORP
 -----------------------------------------------------------------------------------------------------------
    MARKET VALUE                           $22,030,907        21,384,080      21,363,955          21,172,692

 -----------------------------------------------------------------------------------------------------------
    % OF NET ASSETS                        3.1%               3.0             3.0                 3.0
 -----------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------

  DESCRIPTION
                                           CVB
                                           FINANCIAL CORP.
 -------------------------------------------------------------
    MARKET VALUE                           20,660,686

 -------------------------------------------------------------
    % OF NET ASSETS                        2.9
 -------------------------------------------------------------




  (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

 INDUSTRY BREAKDOWN AS OF JUNE 30, 2008*



 ------------------------------------------
                                 PERCENT OF
 INDUSTRY                        NET ASSETS
 ------------------------------------------
Regional Banks                       86.2%
Thrifts & Mortgage Finance           13.4
Short Term Investments               24.6
Other Assets & Liabilities          (24.2)
 ------------------------------------------
TOTAL                               100.0%
 ------------------------------------------



* The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
United Technologies
  Corp. .................       7,565   $    466,761     0.37%
Other Securities(1)......                  2,183,370     1.73
                                        ------------   ------
                                           2,650,131     2.10
                                        ------------   ------
AIR FREIGHT & LOGISTICS
Other Securities(1)......                    819,387     0.65
                                        ------------   ------
AIRLINES
Other Securities(1)......                    131,401     0.10
                                        ------------   ------
AUTO COMPONENTS
Other Securities(1)......                    350,114     0.28
                                        ------------   ------
AUTOMOBILES
Other Securities(1)......                    250,355     0.20
                                        ------------   ------
BEVERAGES
PepsiCo, Inc. ...........      14,300        909,337     0.72
The Coca-Cola Co. .......      18,837        979,147     0.78
Other Securities(1)......                    573,784     0.45
                                        ------------   ------
                                           2,462,268     1.95
                                        ------------   ------
BIOTECHNOLOGY
Amgen, Inc. (a)..........      11,063        521,731     0.41
Gilead Sciences, Inc.
  (a)....................       9,153        484,651     0.39
Other Securities(1)......                  1,390,000     1.10
                                        ------------   ------
                                           2,396,382     1.90
                                        ------------   ------
BUILDING PRODUCTS
Other Securities(1)......                     91,652     0.07
                                        ------------   ------
CAPITAL MARKETS
State Street Corp. (b)...       3,168        202,720     0.16
The Goldman Sachs Group,
  Inc. ..................       3,725        651,503     0.52
Other Securities(1)......                  2,397,970     1.90
                                        ------------   ------
                                           3,252,193     2.58
                                        ------------   ------
CHEMICALS
Monsanto Co. (c).........       5,186        655,718     0.52
Other Securities(1)......                  1,962,210     1.56
                                        ------------   ------
                                           2,617,928     2.08
                                        ------------   ------
COMMERCIAL BANKS
Wells Fargo & Co. .......      24,402        579,547     0.46
Other Securities(1)......                  2,343,203     1.86
                                        ------------   ------
                                           2,922,750     2.32
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities(1)......                  1,074,156     0.85
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc. (a)..      54,933      1,277,742     1.01
QUALCOMM, Inc. ..........      14,925        662,222     0.53
Other Securities(1)......                  1,034,879     0.82
                                        ------------   ------
                                           2,974,843     2.36
                                        ------------   ------
COMPUTERS & PERIPHERALS
Apple, Inc. (a)..........       8,101      1,356,432     1.08
Hewlett-Packard Co. .....      25,664      1,134,606     0.90
International Business
  Machines Corp. ........      13,876      1,644,722     1.30
Other Securities(1)......                  1,384,591     1.10
                                        ------------   ------
                                           5,520,351     4.38
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities(1)......                    618,589     0.49
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities(1)......                    138,568     0.11
                                        ------------   ------
CONSUMER FINANCE
Other Securities(1)......                    689,855     0.55
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities(1)......                    320,756     0.25
                                        ------------   ------
DISTRIBUTORS
Other Securities(1)......                     23,649     0.02
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities(1)......                    340,108     0.27
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp. ...      39,911        952,676     0.76
Citigroup, Inc. .........      46,668        782,156     0.62
JPMorgan Chase & Co.
  (c)....................      30,284      1,039,044     0.82
Other Securities(1)......                    615,144     0.49
                                        ------------   ------
                                           3,389,020     2.69
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc. ..............      52,989      1,785,199     1.42
Verizon Communications,
  Inc. ..................      23,543        833,422     0.66
Other Securities(1)......                    366,401     0.29
                                        ------------   ------
                                           2,985,022     2.37
                                        ------------   ------
ELECTRIC UTILITIES
Exelon Corp. ............       6,122        550,735     0.44
Other Securities(1)......                  2,042,163     1.62
                                        ------------   ------
                                           2,592,898     2.06
                                        ------------   ------
ELECTRICAL EQUIPMENT
Other Securities(1)......                    810,988     0.64
                                        ------------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Other Securities(1)......                    816,532     0.65
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Halliburton Co. (c)......       9,284        492,702     0.39
Schlumberger, Ltd. ......      10,697      1,149,179     0.91
Transocean, Inc. (a).....       3,165        482,314     0.38
Other Securities(1)......                  2,549,123     2.03
                                        ------------   ------
                                           4,673,318     3.71
                                        ------------   ------
FOOD & STAPLES RETAILING
CVS Caremark Corp. ......      14,561        576,179     0.46
Wal-Mart Stores, Inc. ...      19,330      1,086,346     0.86
Other Securities(1)......                  1,160,836     0.92
                                        ------------   ------
                                           2,823,361     2.24
                                        ------------   ------
FOOD PRODUCTS
Other Securities(1)......                  1,934,072     1.53
                                        ------------   ------
GAS UTILITIES
Other Securities(1)......                    284,180     0.23
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
HEALTH CARE EQUIPMENT & SUPPLIES
Medtronic, Inc. (c)......       9,998   $    517,397     0.41%
Other Securities(1)......                  1,846,469     1.46
                                        ------------   ------
                                           2,363,866     1.87
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities(1)......                  2,578,944     2.04
                                        ------------   ------
HEALTH CARE TECHNOLOGY
Other Securities(1)......                    100,880     0.08
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
McDonald's Corp. ........      10,859        610,493     0.48
Other Securities(1)......                  1,257,462     1.00
                                        ------------   ------
                                           1,867,955     1.48
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities(1)......                    773,988     0.61
                                        ------------   ------
HOUSEHOLD PRODUCTS
Procter & Gamble Co. ....      27,851      1,693,619     1.34
Other Securities(1)......                    784,111     0.62
                                        ------------   ------
                                           2,477,730     1.96
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities(1)......                    615,499     0.49
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
General Electric Co. ....      89,284      2,382,990     1.89
Other Securities(1)......                    844,896     0.67
                                        ------------   ------
                                           3,227,886     2.56
                                        ------------   ------
INSURANCE
American International
  Group, Inc. (c)........      20,087        531,502     0.42
Berkshire Hathaway, Inc.
  (Class A) (a)..........           7        845,250     0.67
Other Securities(1)......                  3,491,039     2.77
                                        ------------   ------
                                           4,867,791     3.86
                                        ------------   ------
INTERNET & CATALOG RETAIL
Other Securities(1)......                    434,704     0.34
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Google, Inc. (Class A)
  (a)....................       2,104      1,107,588     0.88
Other Securities(1)......                    795,145     0.63
                                        ------------   ------
                                           1,902,733     1.51
                                        ------------   ------
IT SERVICES
Other Securities(1)......                  1,778,046     1.41
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities(1)......                    291,635     0.23
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities(1)......                    902,707     0.72
                                        ------------   ------
MACHINERY
Other Securities(1)......                  3,075,186     2.44
                                        ------------   ------
MEDIA
Comcast Corp. (Class A)
  (c)....................      28,354        537,875     0.43
The Walt Disney Co. (c)..      15,852        494,582     0.39
Time Warner, Inc. .......      35,313        522,633     0.41
Other Securities(1)......                  2,170,988     1.72
                                        ------------   ------
                                           3,726,078     2.95
                                        ------------   ------
METALS & MINING
Freeport-McMoRan Copper &
  Gold, Inc. ............       4,106        481,182     0.38
Other Securities(1)......                  1,446,447     1.15
                                        ------------   ------
                                           1,927,629     1.53
                                        ------------   ------
MULTI-UTILITIES
Other Securities(1)......                  1,375,668     1.09
                                        ------------   ------
MULTILINE RETAIL
Other Securities(1)......                    984,547     0.78
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities(1)......                    157,884     0.13
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Chevron Corp. ...........      18,991      1,882,578     1.49
ConocoPhillips...........      13,425      1,267,186     1.01
Devon Energy Corp. ......       4,575        549,732     0.44
Exxon Mobil Corp. .......      50,307      4,433,556     3.52
Occidental Petroleum
  Corp. .................       7,347        660,201     0.52
Other Securities(1)......                  6,182,383     4.89
                                        ------------   ------
                                          14,975,636    11.87
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities(1)......                    289,072     0.23
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities(1)......                    243,254     0.19
                                        ------------   ------
PHARMACEUTICALS
Abbott Laboratories......      13,349        707,096     0.56
Johnson & Johnson........      24,819      1,596,854     1.27
Merck & Co., Inc. .......      19,448        732,995     0.58
Pfizer, Inc. ............      64,594      1,128,457     0.89
Wyeth....................      10,804        518,160     0.41
Other Securities(1)......                  1,573,199     1.25
                                        ------------   ------
                                           6,256,761     4.96
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities(1)......                  2,452,987     1.95
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities(1)......                    124,308     0.10
                                        ------------   ------
ROAD & RAIL
Other Securities(1)......                  1,519,553     1.20
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp. .............      53,917      1,158,137     0.92
Other Securities(1)......                  2,277,925     1.80
                                        ------------   ------
                                           3,436,062     2.72
                                        ------------   ------
SOFTWARE
Microsoft Corp. .........      78,880      2,169,989     1.72
Oracle Corp. (a).........      38,929        817,509     0.65
Other Securities(1)......                  1,920,729     1.52
                                        ------------   ------
                                           4,908,227     3.89
                                        ------------   ------
SPECIALTY RETAIL
The Home Depot, Inc.
  (c)....................      18,938        443,528     0.35
Other Securities(1)......                  1,767,145     1.40
                                        ------------   ------
                                           2,210,673     1.75
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1)......                    531,416     0.42
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1)......               $    767,008     0.61%
                                        ------------   ------
TOBACCO
Philip Morris
  International, Inc. ...      18,744        925,766     0.73
Other Securities(1)......                    597,705     0.48
                                        ------------   ------
                                           1,523,471     1.21
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1)......                    187,451     0.15
                                        ------------   ------
TRANSPORTATION INFRASTRUCTURE
Other Securities(1)......                      6,752     0.01
                                        ------------   ------
WATER UTILITIES
Other Securities(1)......                     78,370     0.06
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities(1)......                    777,946     0.62
                                        ------------   ------
TOTAL COMMON
  STOCKS -- (Cost
  $118,990,405)..........                125,675,130    99.65
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending
  Prime Portfolio
  (d)(e).................  21,262,511     21,262,511    16.86
STIC Prime Portfolio.....   1,358,801      1,358,801     1.08
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS
  (Cost $22,621,312).....                 22,621,312    17.94
                                        ------------   ------
TOTAL INVESTMENTS --
  (Cost $141,611,717)....                148,296,442   117.59
OTHER ASSETS AND
  LIABILITIES............                (22,183,801)  (17.59)
                                        ------------   ------
NET ASSETS...............               $126,112,641   100.00
                                        ============   ======




(1) Other securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2008.
(a)   Non-income producing security.
(b)   Affiliated issuer. (Note 3)
(c)   Security, or portion thereof, was on loan at June 30, 2008.
(d)   Investments of cash collateral for securities loaned.
(e)   Affiliated Fund managed by SSgA Funds Management, Inc.




See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
United Technologies
  Corp. ..................        647   $    39,920     0.45%
Other Securities(1).......                  164,995     1.84
                                        -----------   ------
                                            204,915     2.29
                                        -----------   ------
AIR FREIGHT & LOGISTICS
Other Securities(1).......                   58,905     0.66
                                        -----------   ------
AIRLINES
Other Securities(1).......                   10,531     0.12
                                        -----------   ------
AUTO COMPONENTS
Other Securities(1).......                   20,398     0.23
                                        -----------   ------
AUTOMOBILES
Other Securities(1).......                   17,634     0.20
                                        -----------   ------
BEVERAGES
PepsiCo, Inc. ............      1,148        73,001     0.82
The Coca-Cola Co. ........      1,525        79,270     0.89
Other Securities(1).......                   55,482     0.62
                                        -----------   ------
                                            207,753     2.33
                                        -----------   ------
BIOTECHNOLOGY
Amgen, Inc.(a)(b).........        785        37,021     0.41
Gilead Sciences,
  Inc.(a)(b)..............        662        35,053     0.39
Other Securities(1).......                   81,813     0.92
                                        -----------   ------
                                            153,887     1.72
                                        -----------   ------
BUILDING PRODUCTS
Other Securities(1).......                    5,846     0.07
                                        -----------   ------
CAPITAL MARKETS
The Goldman Sachs Group,
  Inc. ...................        258        45,124     0.50
State Street Corp. (c)....        307        19,645     0.22
Other Securities(1).......                  172,118     1.93
                                        -----------   ------
                                            236,887     2.65
                                        -----------   ------
CHEMICALS
Monsanto Co. (b)..........        389        49,185     0.55
Other Securities(1).......                  156,780     1.76
                                        -----------   ------
                                            205,965     2.31
                                        -----------   ------
COMMERCIAL BANKS
U.S. Bancorp (b)..........      1,240        34,584     0.39
Wells Fargo & Co. (b).....      2,243        53,271     0.60
Other Securities(1).......                   94,446     1.05
                                        -----------   ------
                                            182,301     2.04
                                        -----------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities(1).......                   56,732     0.64
                                        -----------   ------
COMMUNICATIONS EQUIPMENT
Cisco Systems, Inc.
  (a)(b)..................      4,273        99,390     1.11
QUALCOMM, Inc. ...........      1,155        51,247     0.57
Other Securities(1).......                   54,144     0.61
                                        -----------   ------
                                            204,781     2.29
                                        -----------   ------
COMPUTERS & PERIPHERALS
Apple, Inc. (a)...........        630       105,487     1.18
Hewlett-Packard Co. ......      1,775        78,473     0.88
International Business
  Machines Corp. (b)......        996       118,056     1.32
Other Securities(1).......                   85,434     0.96
                                        -----------   ------
                                            387,450     4.34
                                        -----------   ------
CONSTRUCTION & ENGINEERING
Other Securities(1).......                   39,161     0.44
                                        -----------   ------
CONSTRUCTION MATERIALS
Other Securities(1).......                    7,336     0.08
                                        -----------   ------
CONSUMER FINANCE
Other Securities(1).......                   48,374     0.54
                                        -----------   ------
CONTAINERS & PACKAGING
Other Securities(1).......                   18,876     0.21
                                        -----------   ------
DISTRIBUTORS
Other Securities(1).......                    4,643     0.05
                                        -----------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities(1).......                   12,773     0.14
                                        -----------   ------
DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp.
  (b).....................      3,205        76,503     0.86
Citigroup, Inc. ..........      3,919        65,683     0.73
JPMorgan Chase & Co. (b)..      2,486        85,295     0.95
Other Securities(1).......                   48,373     0.55
                                        -----------   ------
                                            275,854     3.09
                                        -----------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc. (b)............      4,276       144,058     1.61
Verizon Communications,
  Inc. (b)................      2,059        72,889     0.82
Other Securities(1).......                   22,676     0.25
                                        -----------   ------
                                            239,623     2.68
                                        -----------   ------
ELECTRIC UTILITIES
Exelon Corp. .............        471        42,371     0.48
Other Securities(1).......                  147,806     1.65
                                        -----------   ------
                                            190,177     2.13
                                        -----------   ------
ELECTRICAL EQUIPMENT
Other Securities(1).......                   57,609     0.64
                                        -----------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Other Securities(1).......                   48,819     0.55
                                        -----------   ------
ENERGY EQUIPMENT & SERVICES
Halliburton Co. ..........        627        33,275     0.37
Schlumberger, Ltd. .......        861        92,497     1.04
Transocean, Inc.(a)(b)....        225        34,288     0.38
Other Securities(1).......                  165,476     1.85
                                        -----------   ------
                                            325,536     3.64
                                        -----------   ------
FOOD & STAPLES RETAILING
CVS Caremark Corp. .......      1,023        40,480     0.45
Wal-Mart Stores, Inc.
  (b).....................      1,756        98,687     1.11
Other Securities(1).......                   85,668     0.96
                                        -----------   ------
                                            224,835     2.52
                                        -----------   ------
FOOD PRODUCTS
Other Securities(1).......                  131,787     1.48
                                        -----------   ------
GAS UTILITIES
Other Securities(1).......                   24,887     0.28
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
HEALTH CARE EQUIPMENT & SUPPLIES
Medtronic, Inc. (b).......        808   $    41,814     0.47%
Other Securities(1).......                  143,258     1.60
                                        -----------   ------
                                            185,072     2.07
                                        -----------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities(1).......                  156,895     1.76
                                        -----------   ------
HEALTH CARE TECHNOLOGY
Other Securities(1).......                    4,762     0.05
                                        -----------   ------
HOTELS, RESTAURANTS & LEISURE
McDonald's Corp. .........        823        46,269     0.52
Other Securities(1).......                   64,608     0.72
                                        -----------   ------
                                            110,877     1.24
                                        -----------   ------
HOUSEHOLD DURABLES
Other Securities(1).......                   38,271     0.43
                                        -----------   ------
HOUSEHOLD PRODUCTS
Procter & Gamble Co. .....      2,207       134,208     1.50
Other Securities(1).......                   54,147     0.61
                                        -----------   ------
                                            188,355     2.11
                                        -----------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities(1).......                   45,947     0.51
                                        -----------   ------
INDUSTRIAL CONGLOMERATES
General Electric Co. (b)..      7,167       191,287     2.14
Other Securities(1).......                   65,598     0.74
                                        -----------   ------
                                            256,885     2.88
                                        -----------   ------
INSURANCE
American International
  Group, Inc. (b).........      1,684        44,559     0.50
Berkshire Hathaway, Inc.
  (Class A) (a)...........          1       120,750     1.35
Other Securities(1).......                  253,127     2.83
                                        -----------   ------
                                            418,436     4.68
                                        -----------   ------
INTERNET & CATALOG RETAIL
Other Securities(1).......                   31,005     0.35
                                        -----------   ------
INTERNET SOFTWARE & SERVICES
Google, Inc. (Class A)
  (a).....................        162        85,280     0.95
Other Securities(1).......                   51,246     0.58
                                        -----------   ------
                                            136,526     1.53
                                        -----------   ------
IT SERVICES
Other Securities(1).......                  147,020     1.65
                                        -----------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities(1).......                   10,820     0.12
                                        -----------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities(1).......                   45,113     0.51
                                        -----------   ------
MACHINERY
Other Securities(1).......                  184,124     2.06
                                        -----------   ------
MEDIA
Comcast Corp. (Class A)
  (b).....................      2,042        38,737     0.43
The Walt Disney Co. ......      1,278        39,874     0.45
Time Warner, Inc. (b).....      2,687        39,768     0.45
Other Securities(1).......                  142,375     1.59
                                        -----------   ------
                                            260,754     2.92
                                        -----------   ------
METALS & MINING
Other Securities(1).......                  131,602     1.47
                                        -----------   ------
MULTI-UTILITIES
Other Securities(1).......                  113,595     1.27
                                        -----------   ------
MULTILINE RETAIL
Other Securities(1).......                   55,834     0.63
                                        -----------   ------
OFFICE ELECTRONICS
Other Securities(1).......                    9,126     0.10
                                        -----------   ------
OIL, GAS & CONSUMABLE FUELS
Apache Corp. (b)..........        237        32,943     0.37
Chevron Corp. ............      1,489       147,605     1.65
ConocoPhillips............      1,028        97,033     1.09
Devon Energy Corp. .......        305        36,649     0.41
Exxon Mobil Corp. (b).....      3,874       341,416     3.82
Occidental Petroleum
  Corp. ..................        588        52,838     0.59
Other Securities(1).......                  380,925     4.26
                                        -----------   ------
                                          1,089,409    12.19
                                        -----------   ------
PAPER & FOREST PRODUCTS
Other Securities(1).......                   20,171     0.23
                                        -----------   ------
PERSONAL PRODUCTS
Other Securities(1).......                   14,407     0.16
                                        -----------   ------
PHARMACEUTICALS
Abbott Laboratories (b)...      1,108        58,691     0.66
Johnson & Johnson.........      2,031       130,675     1.46
Merck & Co., Inc. ........      1,545        58,231     0.65
Pfizer, Inc. .............      4,911        85,795     0.96
Wyeth.....................        964        46,233     0.52
Other Securities(1).......                  115,025     1.29
                                        -----------   ------
                                            494,650     5.54
                                        -----------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities(1).......                  134,586     1.51
                                        -----------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities(1).......                    6,588     0.07
                                        -----------   ------
ROAD & RAIL
Other Securities(1).......                   87,081     0.97
                                        -----------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp. ..............      4,135        88,820     0.99
Other Securities(1).......                  133,009     1.49
                                        -----------   ------
                                            221,829     2.48
                                        -----------   ------
SOFTWARE
Microsoft Corp. ..........      6,001       165,088     1.85
Oracle Corp.(a)(b)........      2,827        59,367     0.66
Other Securities(1).......                   92,528     1.04
                                        -----------   ------
                                            316,983     3.55
                                        -----------   ------
SPECIALTY RETAIL
Other Securities(1).......                  137,323     1.54
                                        -----------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1).......                   29,867     0.33
                                        -----------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1).......                   41,282     0.46
                                        -----------   ------


See accompanying notes to financial statements.

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SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
TOBACCO
Philip Morris
  International, Inc. ....      1,504   $    74,283     0.83%
Other Securities(1).......                   50,683     0.57
                                        -----------   ------
                                            124,966     1.40
                                        -----------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1).......                    7,738     0.09
                                        -----------   ------
WATER UTILITIES
Other Securities(1).......                      932     0.01
                                        -----------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities(1).......                   52,457     0.59
                                        -----------   ------
TOTAL COMMON
  STOCKS -- (Cost
  $9,987,363).............                8,915,563    99.80
                                        -----------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending Prime
  Portfolio(d)(e).........  1,832,154     1,832,154    20.51
STIC Prime Portfolio......     53,462        53,462     0.60
                                        -----------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $1,885,616).......                1,885,616    21.11
                                        -----------   ------
TOTAL INVESTMENTS
  (Cost $11,872,979)......               10,801,179   120.91
OTHER ASSETS AND
  LIABILITIES.............               (1,867,964)  (20.91)
                                        -----------   ------
NET ASSETS................              $ 8,933,215   100.00
                                        ===========   ======




(1) Other securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2008.
(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2008.
(c)    Affiliated issuer. (Note 3)
(d)    Investments of cash collateral for securities loaned.
(e)    Affiliated Fund managed by SSgA Funds Management, Inc.




See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Lockheed Martin Corp.....      13,890   $  1,370,388     0.47%
United Technologies
  Corp. .................      38,704      2,388,037     0.83
Other Securities(1)......                  4,070,606     1.41
                                        ------------   ------
                                           7,829,031     2.71
                                        ------------   ------
AIR FREIGHT & LOGISTICS
United Parcel Service,
  Inc. (Class B).........      28,274      1,738,003     0.60
Other Securities(1)......                  1,740,119     0.60
                                        ------------   ------
                                           3,478,122     1.20
                                        ------------   ------
AIRLINES
Other Securities(1)......                    614,618     0.21
                                        ------------   ------
AUTO COMPONENTS
Other Securities(1)......                    399,837     0.14
                                        ------------   ------
AUTOMOBILES
Other Securities(1)......                    374,566     0.13
                                        ------------   ------
BEVERAGES
PepsiCo, Inc. ...........      68,155      4,333,976     1.50
Other Securities(1)......                    883,082     0.31
                                        ------------   ------
                                           5,217,058     1.81
                                        ------------   ------
BIOTECHNOLOGY
Amgen, Inc. (a)..........      46,369      2,186,762     0.76
Genentech, Inc. (a)......      19,837      1,505,628     0.52
Gilead Sciences, Inc.
  (a)....................      39,328      2,082,418     0.72
Other Securities(1)......                  3,379,884     1.17
                                        ------------   ------
                                           9,154,692     3.17
                                        ------------   ------
BUILDING PRODUCTS
Other Securities(1)......                     88,148     0.03
                                        ------------   ------
CAPITAL MARKETS
State Street Corp. (b)...      18,221      1,165,962     0.40
Other Securities(1)......                  2,948,280     1.02
                                        ------------   ------
                                           4,114,242     1.42
                                        ------------   ------
CHEMICALS
Monsanto Co..............      23,106      2,921,522     1.01
Other Securities(1)......                  4,304,475     1.49
                                        ------------   ------
                                           7,225,997     2.50
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities(1)......                  2,693,921     0.93
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Cisco Systems,
  Inc.(a)(c).............     254,621      5,922,484     2.05
Corning, Inc. (a)........      66,755      1,538,703     0.53
QUALCOMM, Inc. ..........      69,029      3,062,817     1.06
Other Securities(1)......                  1,683,239     0.58
                                        ------------   ------
                                          12,207,243     4.22
                                        ------------   ------
COMPUTERS & PERIPHERALS
Apple, Inc. (a)..........      37,361      6,255,726     2.17
Dell, Inc. (a)...........      76,895      1,682,463     0.58
Hewlett-Packard Co. .....     105,306      4,655,578     1.61
Other Securities(1)......                  2,605,062     0.90
                                        ------------   ------
                                          15,198,829     5.26
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities(1)......                  2,254,534     0.78
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities(1)......                    184,183     0.06
                                        ------------   ------
CONSUMER FINANCE
American Express Co. ....      43,806      1,650,172     0.57
Other Securities(1)......                    386,032     0.14
                                        ------------   ------
                                           2,036,204     0.71
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities(1)......                    624,420     0.22
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities(1)......                    753,002     0.26
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities(1)......                  2,861,243     0.99
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities(1)......                    195,169     0.07
                                        ------------   ------
ELECTRIC UTILITIES
Other Securities(1)......                    357,084     0.12
                                        ------------   ------
ELECTRICAL EQUIPMENT
Other Securities(1)......                  1,092,727     0.38
                                        ------------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Other Securities(1)......                  2,788,909     0.96
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Halliburton Co. .........      37,517      1,991,027     0.69
National-Oilwell Varco,
  Inc. (a)...............      17,617      1,562,980     0.54
Schlumberger, Ltd. ......      50,946      5,473,129     1.89
Transocean, Inc. (a).....      13,465      2,051,931     0.71
Weatherford
  International, Ltd.
  (a)....................      29,060      1,441,085     0.50
Other Securities(1)......                  6,843,037     2.37
                                        ------------   ------
                                          19,363,189     6.70
                                        ------------   ------
FOOD & STAPLES RETAILING
CVS Caremark Corp. ......      61,174      2,420,655     0.84
Wal-Mart Stores, Inc. ...     104,198      5,855,928     2.03
Walgreen Co. ............      42,300      1,375,173     0.48
Other Securities(1)......                  2,159,863     0.74
                                        ------------   ------
                                          11,811,619     4.09
                                        ------------   ------
FOOD PRODUCTS
Other Securities(1)......                  1,955,448     0.68
                                        ------------   ------
GAS UTILITIES
Other Securities(1)......                  1,319,790     0.46
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Baxter International,
  Inc. ..................      27,079      1,731,431     0.60
Medtronic, Inc. (a)(c)...      47,996      2,483,793     0.86
Other Securities(1)......                  5,759,956     1.99
                                        ------------   ------
                                           9,975,180     3.45
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
UnitedHealth Group,
  Inc. ..................      52,482      1,377,653     0.48
Other Securities(1)......                  7,615,192     2.63
                                        ------------   ------
                                           8,992,845     3.11
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
HEALTH CARE TECHNOLOGY
Other Securities(1)......               $    298,555     0.10%
                                        ------------   ------
HOTELS RESTAURANTS & LEISURE
Other Securities(1)......                  3,150,351     1.09
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities(1)......                    602,837     0.21
                                        ------------   ------
HOUSEHOLD PRODUCTS
Colgate-Palmolive Co. ...      21,671      1,497,466     0.52
Procter & Gamble Co. ....     131,415      7,991,346     2.77
Other Securities(1)......                    638,468     0.21
                                        ------------   ------
                                          10,127,280     3.50
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities(1)......                  2,128,177     0.74
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
3M Co. ..................      27,677      1,926,042     0.66
Other Securities(1)......                    597,734     0.21
                                        ------------   ------
                                           2,523,776     0.87
                                        ------------   ------
INSURANCE
Berkshire Hathaway, Inc.
  (Class A) (a)..........          44      5,313,000     1.84
Other Securities(1)......                  2,627,832     0.91
                                        ------------   ------
                                           7,940,832     2.75
                                        ------------   ------
INTERNET & CATALOG RETAIL
Other Securities(1)......                  1,825,789     0.63
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Google, Inc. (Class A)
  (a)....................       9,691      5,101,536     1.76
Other Securities(1)......                  3,022,011     1.05
                                        ------------   ------
                                           8,123,547     2.81
                                        ------------   ------
IT SERVICES
Visa, Inc. (Class A)
  (a)....................      19,000      1,544,890     0.53
Other Securities(1)......                  6,271,972     2.17
                                        ------------   ------
                                           7,816,862     2.70
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Other Securities(1)......                  2,632,212     0.91
                                        ------------   ------
MACHINERY
Caterpillar, Inc. (c)....      26,313      1,942,426     0.67
Other Securities(1)......                  6,576,307     2.28
                                        ------------   ------
                                           8,518,733     2.95
                                        ------------   ------
MEDIA
Comcast Corp. (Class A)..     120,030      2,276,969     0.79
News Corp. (Class A).....      99,028      1,489,381     0.51
Time Warner, Inc. (c)....     159,669      2,363,101     0.82
Other Securities(1)......                  6,031,010     2.09
                                        ------------   ------
                                          12,160,461     4.21
                                        ------------   ------
METALS & MINING
Freeport-McMoRan Copper &
  Gold, Inc. (c).........      16,325      1,913,127     0.66
Other Securities(1)......                  3,820,635     1.32
                                        ------------   ------
                                           5,733,762     1.98
                                        ------------   ------
MULTI-UTILITIES
Other Securities(1)......                    998,059     0.35
                                        ------------   ------
MULTILINE RETAIL
Target Corp. ............      30,527      1,419,200     0.49
Other Securities(1)......                  1,606,701     0.56
                                        ------------   ------
                                           3,025,901     1.05
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities(1)......                    520,975     0.18
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Anadarko Petroleum
  Corp. .................      20,032      1,499,195     0.52
Apache Corp. ............      14,234      1,978,526     0.68
Chesapeake Energy Corp.
  (c)....................      21,801      1,437,994     0.50
Devon Energy Corp. ......      17,885      2,149,062     0.74
EOG Resources, Inc. .....      10,533      1,381,930     0.48
Hess Corp. ..............      12,429      1,568,415     0.54
XTO Energy, Inc. ........      21,632      1,482,008     0.51
Other Securities(1)......                 11,311,732     3.92
                                        ------------   ------
                                          22,808,862     7.89
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities(1)......                    114,510     0.04
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities(1)......                    856,442     0.30
                                        ------------   ------
PHARMACEUTICALS
Other Securities(1)......                  3,233,509     1.12
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities(1)......                  2,084,518     0.72
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities(1)......                    298,727     0.10
                                        ------------   ------
ROAD & RAIL
Other Securities(1)......                  1,217,931     0.42
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Intel Corp. .............     245,321      5,269,495     1.82
Texas Instruments, Inc.
  (c)....................      56,675      1,595,968     0.55
Other Securities(1)......                  6,219,470     2.16
                                        ------------   ------
                                          13,084,933     4.53
                                        ------------   ------
SOFTWARE
Microsoft Corp. .........     355,810      9,788,333     3.39
Oracle Corp. (a).........     167,638      3,520,398     1.22
Other Securities(1)......                  5,328,638     1.84
                                        ------------   ------
                                          18,637,369     6.45
                                        ------------   ------
SPECIALTY RETAIL
The Home Depot, Inc. ....      71,769      1,680,830     0.58
Other Securities(1)......                  6,076,811     2.10
                                        ------------   ------
                                           7,757,641     2.68
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1)......                  1,498,223     0.52
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1)......                    406,008     0.14
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1)......                    253,306     0.09
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities(1)......                  3,124,089     1.08
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $287,904,121)....                288,666,027    99.88
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending
  Prime Portfolio
  (d)(e).................  20,052,330   $ 20,052,330     6.94%
STIC Prime Portfolio.....     804,440        804,440     0.28
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS
  (Cost $20,856,770).....                 20,856,770     7.22
                                        ------------   ------
TOTAL INVESTMENTS
  (Cost $308,760,891)....                309,522,797   107.10
OTHER ASSETS AND
  LIABILITIES............                (20,507,663)   (7.10)
                                        ------------   ------
NET ASSETS...............               $289,015,134   100.00
                                        ============   ======




(1) Other securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2008.
(a)    Non-income producing security.
(b)    Affiliated issuer. (Note 3)
(c)    Security, or portion thereof, was on loan at June 30, 2008.
(d)    Investments of cash collateral for securities loaned
(e)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Boeing Co. ..............      11,073   $    727,717     0.78%
Honeywell International,
  Inc. ..................      11,382        572,287     0.61
Other Securities(1)......                    353,366     0.38
                                        ------------   ------
                                           1,653,370     1.77
                                        ------------   ------
AUTO COMPONENTS
Other Securities(1)......                    329,414     0.35
                                        ------------   ------
AUTOMOBILES
Other Securities(1)......                    266,517     0.29
                                        ------------   ------
BEVERAGES
Anheuser-Busch Cos.,
  Inc. ..................      11,795        732,705     0.78
The Coca-Cola Co. .......      35,196      1,829,488     1.96
Other Securities(1)......                    223,845     0.24
                                        ------------   ------
                                           2,786,038     2.98
                                        ------------   ------
BUILDING PRODUCTS
Other Securities(1)......                     97,809     0.10
                                        ------------   ------
CAPITAL MARKETS
Merrill Lynch & Co., Inc.
  (a)....................      13,957        442,577     0.47
Morgan Stanley...........      16,718        603,018     0.65
The Bank of New York
  Mellon Corp. ..........      18,917        715,630     0.77
The Goldman Sachs Group,
  Inc. ..................       5,944      1,039,606     1.11
Other Securities(1)......                  1,054,626     1.13
                                        ------------   ------
                                           3,855,457     4.13
                                        ------------   ------
CHEMICALS
E. I. du Pont de Nemours
  & Co. (a)..............      14,899        639,018     0.68
The Dow Chemical Co.
  (a)....................      15,366        536,427     0.57
Other Securities(1)......                    809,782     0.88
                                        ------------   ------
                                           1,985,227     2.13
                                        ------------   ------
COMMERCIAL BANKS
U.S. Bancorp (a).........      28,603        797,738     0.85
Wachovia Corp. (a).......      35,779        555,648     0.59
Wells Fargo & Co. (a)....      51,577      1,224,954     1.31
Other Securities(1)......                  1,628,253     1.75
                                        ------------   ------
                                           4,206,593     4.50
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities(1)......                    295,931     0.32
                                        ------------   ------
COMPUTERS & PERIPHERALS
International Business
  Machines Corp. ........      22,887      2,712,796     2.91
Other Securities(1)......                    294,006     0.31
                                        ------------   ------
                                           3,006,802     3.22
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities(1)......                     52,505     0.06
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities(1)......                     87,100     0.09
                                        ------------   ------
CONSUMER FINANCE
Other Securities(1)......                    326,947     0.35
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities(1)......                    208,034     0.22
                                        ------------   ------
DISTRIBUTORS
Other Securities(1)......                    109,953     0.12
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities(1)......                     20,137     0.02
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Bank of America Corp.
  (a)....................      75,285      1,797,053     1.92
Citigroup, Inc. .........      90,155      1,510,998     1.62
JPMorgan Chase & Co.
  (a)....................      57,150      1,960,817     2.10
Other Securities(1)......                     31,598     0.03
                                        ------------   ------
                                           5,300,466     5.67
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
AT&T, Inc. ..............      98,328      3,312,670     3.54
Verizon Communications,
  Inc. ..................      47,308      1,674,703     1.79
Other Securities(1)......                    440,928     0.48
                                        ------------   ------
                                           5,428,301     5.81
                                        ------------   ------
ELECTRIC UTILITIES
Exelon Corp. ............      10,978        987,581     1.06
FirstEnergy Corp. .......       5,081        418,319     0.45
The Southern Co. ........      12,570        438,944     0.47
Other Securities(1)......                  2,419,728     2.58
                                        ------------   ------
                                           4,264,572     4.56
                                        ------------   ------
ELECTRICAL EQUIPMENT
Emerson Electric Co. ....      12,881        636,965     0.68
Other Securities(1)......                    265,762     0.29
                                        ------------   ------
                                             902,727     0.97
                                        ------------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Other Securities(1)......                     60,764     0.07
                                        ------------   ------
FOOD & STAPLES RETAILING
Other Securities(1)......                    614,556     0.66
                                        ------------   ------
FOOD PRODUCTS
Kraft Foods, Inc. .......      22,938        652,586     0.70
Other Securities(1)......                  1,640,567     1.75
                                        ------------   ------
                                           2,293,153     2.45
                                        ------------   ------
GAS UTILITIES
Other Securities(1)......                     66,320     0.07
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities(1)......                    419,379     0.45
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities(1)......                    125,264     0.13
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
McDonald's Corp. ........      18,718      1,052,326     1.13
Other Securities(1)......                    280,955     0.30
                                        ------------   ------
                                           1,333,281     1.43
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities(1)......                    653,732     0.70
                                        ------------   ------
HOUSEHOLD PRODUCTS
Kimberly-Clark Corp. ....       6,988        417,743     0.45
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities(1)......                    252,160     0.27
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
General Electric Co. ....     165,299      4,411,831     4.72


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
Other Securities(1)......               $    528,316     0.57%
                                        ------------   ------
                                           4,940,147     5.29
                                        ------------   ------
INSURANCE
American International
  Group, Inc. (a)........      38,717      1,024,452     1.10
Prudential Financial,
  Inc. (a)...............       7,249        433,055     0.46
The Travelers Cos.,
  Inc. ..................      10,017        434,738     0.46
Other Securities(1)......                  3,955,607     4.24
                                        ------------   ------
                                           5,847,852     6.26
                                        ------------   ------
IT SERVICES
Other Securities(1)......                    327,875     0.35
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities(1)......                    243,110     0.26
                                        ------------   ------
MACHINERY
Other Securities(1)......                    956,769     1.02
                                        ------------   ------
MEDIA
The Walt Disney Co. (a)..      29,434        918,341     0.98
Other Securities(1)......                    363,481     0.39
                                        ------------   ------
                                           1,281,822     1.37
                                        ------------   ------
METALS & MINING
Alcoa, Inc. .............      13,614        484,931     0.52
Other Securities(1)......                    360,875     0.39
                                        ------------   ------
                                             845,806     0.91
                                        ------------   ------
MULTI-UTILITIES
Dominion Resources, Inc.
  (a)....................       9,538        452,960     0.48
Other Securities(1)......                  1,810,285     1.94
                                        ------------   ------
                                           2,263,245     2.42
                                        ------------   ------
MULTILINE RETAIL
Other Securities(1)......                     87,876     0.09
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Chevron Corp. ...........      34,341      3,404,223     3.64
ConocoPhillips...........      23,588      2,226,471     2.38
Exxon Mobil Corp. .......      89,145      7,856,349     8.41
Marathon Oil Corp. ......      11,779        610,977     0.65
Occidental Petroleum
  Corp. .................      13,579      1,220,209     1.31
Other Securities(1)......                  1,071,646     1.15
                                        ------------   ------
                                          16,389,875    17.54
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities(1)......                    407,900     0.44
                                        ------------   ------
PHARMACEUTICALS
Abbott Laboratories......      25,423      1,346,656     1.44
Bristol-Myers Squibb
  Co. ...................      32,695        671,228     0.72
Eli Lilly & Co. (a)......      16,113        743,776     0.80
Johnson & Johnson........      46,845      3,014,007     3.23
Merck & Co., Inc. .......      35,563      1,340,370     1.43
Pfizer, Inc. ............     113,023      1,974,512     2.11
Wyeth....................      22,124      1,061,067     1.14
                                        ------------   ------
                                          10,151,616    10.87
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities(1)......                  2,332,701     2.50
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities(1)......                     37,407     0.04
                                        ------------   ------
ROAD & RAIL
Burlington Northern Santa
  Fe Corp. (a)...........       4,642        463,689     0.50
CSX Corp. (a)............       6,734        422,963     0.45
Union Pacific Corp. .....       8,578        647,639     0.69
                                        ------------   ------
                                           1,534,291     1.64
                                        ------------   ------
SOFTWARE
Other Securities(1)......                    101,173     0.11
                                        ------------   ------
SPECIALTY RETAIL
Other Securities(1)......                    158,326     0.17
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1)......                    101,645     0.11
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1)......                    769,602     0.82
                                        ------------   ------
TOBACCO
Altria Group, Inc. ......      34,699        713,411     0.76
Philip Morris
  International, Inc. ...      34,699      1,713,784     1.84
Other Securities(1)......                    458,615     0.49
                                        ------------   ------
                                           2,885,810     3.09
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1)......                     87,444     0.09
                                        ------------   ------
WATER UTILITIES
Other Securities(1)......                     20,583     0.02
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $109,401,409)....                 93,193,127    99.75
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending
  Prime Portfolio
  (b)(c).................  12,921,394     12,921,394    13.83
STIC Prime Portfolio.....     905,298        905,298     0.97
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $13,826,692).....                 13,826,692    14.80
                                        ------------   ------
TOTAL INVESTMENTS
  (Cost $123,228,101)....                107,019,819   114.55
OTHER ASSETS AND
  LIABILITIES............                (13,591,895)  (14.55)
                                        ------------   ------
NET ASSETS...............               $ 93,427,924   100.00
                                        ============   ======




(1) Other securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2008.
   (a) Security, or portion thereof, was on loan as of June 30, 2008.
   (b) Investments of cash collateral for securities loaned.
   (c) Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities(1).......              $   160,966     0.77%
                                        -----------   ------
AIRLINES
Other Securities(1).......                   94,294     0.45
                                        -----------   ------
AUTO COMPONENTS
Other Securities(1).......                  111,434     0.54
                                        -----------   ------
BEVERAGES
Other Securities(1).......                  145,990     0.70
                                        -----------   ------
BIOTECHNOLOGY
Cephalon, Inc. (a)(b).....      1,022        68,157     0.33
Vertex Pharmaceuticals,
  Inc. (a)................      2,117        70,856     0.34
Other Securities(1).......                  246,519     1.18
                                        -----------   ------
                                            385,532     1.85
                                        -----------   ------
BUILDING PRODUCTS
Other Securities(1).......                   90,686     0.44
                                        -----------   ------
CAPITAL MARKETS
Eaton Vance Corp. ........      1,732        68,864     0.33
Other Securities(1).......                  463,233     2.23
                                        -----------   ------
                                            532,097     2.56
                                        -----------   ------
CHEMICALS
FMC Corp. (b).............      1,123        86,965     0.42
Other Securities(1).......                  598,841     2.87
                                        -----------   ------
                                            685,806     3.29
                                        -----------   ------
COMMERCIAL BANKS
Other Securities(1).......                  422,728     2.03
                                        -----------   ------
COMMERCIAL SERVICES & SUPPLIES
Allied Waste Industries,
  Inc. (a)(b).............      5,740        72,439     0.35
Dun & Bradstreet Corp. ...        851        74,582     0.36
Manpower, Inc. (b)........      1,198        69,772     0.34
Other Securities(1).......                  652,628     3.13
                                        -----------   ------
                                            869,421     4.18
                                        -----------   ------
COMMUNICATIONS EQUIPMENT
Other Securities(1).......                  271,379     1.30
                                        -----------   ------
COMPUTERS & PERIPHERALS
Other Securities(1).......                  204,152     0.98
                                        -----------   ------
CONSTRUCTION & ENGINEERING
KBR, Inc. (b).............      2,559        89,335     0.43
Quanta Services, Inc.
  (a).....................      2,591        86,203     0.41
The Shaw Group, Inc. (a)..      1,175        72,603     0.35
Other Securities(1).......                   89,246     0.43
                                        -----------   ------
                                            337,387     1.62
                                        -----------   ------
CONSTRUCTION MATERIALS
Other Securities(1).......                   64,537     0.31
                                        -----------   ------
CONSUMER FINANCE
Other Securities(1).......                    5,689     0.03
                                        -----------   ------
CONTAINERS & PACKAGING
Ball Corp. ...............      1,474        70,369     0.34
Other Securities(1).......                  350,876     1.68
                                        -----------   ------
                                            421,245     2.02
                                        -----------   ------
DISTRIBUTORS
Other Securities(1).......                   36,501     0.18
                                        -----------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities(1).......                  246,769     1.19
                                        -----------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities(1).......                  117,192     0.56
                                        -----------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Level 3 Communications,
  Inc. (a)(b).............     23,345        68,868     0.33
Other Securities(1).......                  146,439     0.70
                                        -----------   ------
                                            215,307     1.03
                                        -----------   ------
ELECTRIC UTILITIES
Other Securities(1).......                  301,074     1.45
                                        -----------   ------
ELECTRICAL EQUIPMENT
AMETEK, Inc. .............      1,601        75,599     0.36
Roper Industries, Inc.
  (b).....................      1,348        88,806     0.43
Other Securities(1).......                  143,889     0.69
                                        -----------   ------
                                            308,294     1.48
                                        -----------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
FLIR Systems, Inc.
  (a)(b)..................      2,070        83,980     0.40
Other Securities(1).......                  505,431     2.43
                                        -----------   ------
                                            589,411     2.83
                                        -----------   ------
ENERGY EQUIPMENT & SERVICES
Exterran Holdings, Inc.
  (a)(b)..................        995        71,132     0.34
Helmerich & Payne, Inc. ..      1,437       103,493     0.50
Patterson-UTI Energy, Inc.
  (b).....................      2,340        84,333     0.41
Rowan Cos., Inc. (b)......      1,698        79,381     0.38
Other Securities(1).......                  546,160     2.62
                                        -----------   ------
                                            884,499     4.25
                                        -----------   ------
FOOD & STAPLES RETAILING
Other Securities(1).......                   48,129     0.23
                                        -----------   ------
FOOD PRODUCTS
Other Securities(1).......                  346,511     1.66
                                        -----------   ------
GAS UTILITIES
Energen Corp. ............        984        76,782     0.37
ONEOK, Inc. ..............      1,465        71,536     0.34
Other Securities(1).......                  226,215     1.09
                                        -----------   ------
                                            374,533     1.80
                                        -----------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities(1).......                  363,718     1.75
                                        -----------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities(1).......                  365,215     1.75
                                        -----------   ------
HEALTH CARE TECHNOLOGY
Other Securities(1).......                  106,744     0.51
                                        -----------   ------
HOTELS, RESTAURANTS & LEISURE
Other Securities(1).......                  435,658     2.09
                                        -----------   ------
HOUSEHOLD DURABLES
Other Securities(1).......                  528,495     2.54
                                        -----------   ------
HOUSEHOLD PRODUCTS
Other Securities(1).......                   55,899     0.27
                                        -----------   ------
INDUSTRIAL CONGLOMERATES
Walter Industries, Inc.
  (b).....................        786        85,493     0.41


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
Other Securities(1).......              $    59,916     0.29%
                                        -----------   ------
                                            145,409     0.70
                                        -----------   ------
INSURANCE
SAFECO Corp. .............      1,349        90,599     0.43
Other Securities(1).......                  932,659     4.48
                                        -----------   ------
                                          1,023,258     4.91
                                        -----------   ------
INTERNET & CATALOG RETAIL
Other Securities(1).......                   60,616     0.29
                                        -----------   ------
INTERNET SOFTWARE & SERVICES
Other Securities(1).......                   63,758     0.31
                                        -----------   ------
IT SERVICES
Affiliated Computer
  Services, Inc. (a)......      1,370        73,281     0.35
Other Securities(1).......                  419,088     2.01
                                        -----------   ------
                                            492,369     2.36
                                        -----------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities(1).......                   67,154     0.32
                                        -----------   ------
LIFE SCIENCES TOOLS & SERVICES
Covance, Inc. (a)(b)......        963        82,837     0.40
Illumina, Inc. (a)(b).....        848        73,869     0.36
Pharmaceutical Product
  Development, Inc. ......      1,591        68,254     0.33
Other Securities(1).......                  293,266     1.40
                                        -----------   ------
                                            518,226     2.49
                                        -----------   ------
MACHINERY
Bucyrus International,
  Inc. (Class A) (b)......      1,129        82,440     0.40
Harsco Corp. .............      1,269        69,046     0.33
Pall Corp. ...............      1,846        73,249     0.35
Other Securities(1).......                  490,970     2.36
                                        -----------   ------
                                            715,705     3.44
                                        -----------   ------
MARINE
Other Securities(1).......                   38,880     0.19
                                        -----------   ------
MEDIA
Other Securities(1).......                  420,656     2.02
                                        -----------   ------
METALS & MINING
AK Steel Holding Corp. ...      1,678       115,782     0.56
Cleveland-Cliffs, Inc.
  (b).....................      1,365       162,694     0.78
Reliance Steel & Aluminum
  Co. (b).................        959        73,929     0.35
Other Securities(1).......                  168,773     0.81
                                        -----------   ------
                                            521,178     2.50
                                        -----------   ------
MULTI-UTILITIES
CenterPoint Energy,
  Inc. ...................      4,368        70,106     0.34
MDU Resources Group,
  Inc. ...................      2,540        88,544     0.43
NiSource, Inc. (b)........      4,136        74,117     0.36
Other Securities(1).......                  524,028     2.51
                                        -----------   ------
                                            756,795     3.64
                                        -----------   ------
MULTILINE RETAIL
Other Securities(1).......                  105,048     0.50
                                        -----------   ------
OFFICE ELECTRONICS
Other Securities(1).......                   31,661     0.15
                                        -----------   ------
OIL, GAS & CONSUMABLE FUELS
Alpha Natural Resources,
  Inc. (a)................      1,060       110,548     0.53
Cabot Oil & Gas Corp.
  (b).....................      1,462        99,021     0.48
Cimarex Energy Co. .......      1,243        86,600     0.42
Forest Oil Corp. (a)(b)...      1,200        89,400     0.43
Massey Energy Co. ........      1,214       113,813     0.55
Petrohawk Energy Corp.
  (a)(b)..................      3,288       152,267     0.73
SandRidge Energy, Inc.
  (a)(b)..................      1,239        80,015     0.38
Other Securities(1).......                  952,221     4.57
                                        -----------   ------
                                          1,683,885     8.09
                                        -----------   ------
PAPER & FOREST PRODUCTS
Other Securities(1).......                   98,945     0.48
                                        -----------   ------
PERSONAL PRODUCTS
Other Securities(1).......                   91,916     0.44
                                        -----------   ------
PHARMACEUTICALS
Other Securities(1).......                  265,776     1.28
                                        -----------   ------
REAL ESTATE INVESTMENT TRUSTS
AMB Property Corp. (b)....      1,470        74,059     0.36
SL Green Realty Corp.
  (b).....................        872        72,132     0.35
The Macerich Co. (b)......      1,127        70,020     0.34
Other Securities(1).......                  994,801     4.77
                                        -----------   ------
                                          1,211,012     5.82
                                        -----------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities(1).......                  161,201     0.77
                                        -----------   ------
ROAD & RAIL
Other Securities(1).......                  260,029     1.25
                                        -----------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Lam Research Corp.
  (a)(b)..................      1,885        68,143     0.33
National Semiconductor
  Corp. ..................      3,632        74,601     0.36
Other Securities(1).......                  323,766     1.55
                                        -----------   ------
                                            466,510     2.24
                                        -----------   ------
SOFTWARE
Other Securities(1).......                  452,567     2.17
                                        -----------   ------
SPECIALTY RETAIL
Ross Stores, Inc. (b).....      1,996        70,898     0.34
Tiffany & Co. (b).........      1,918        78,158     0.38
Other Securities(1).......                  491,570     2.36
                                        -----------   ------
                                            640,626     3.08
                                        -----------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1).......                  111,664     0.54
                                        -----------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1).......                   80,574     0.39
                                        -----------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1).......                   28,892     0.14
                                        -----------   ------
WATER UTILITIES
Other Securities(1).......                   50,976     0.24
                                        -----------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities(1).......                  101,412     0.49
                                        -----------   ------
TOTAL COMMON STOCKS --
  (Cost $21,815,514)......               20,793,990    99.88
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)........  5,859,846   $ 5,859,846    28.14%
STIC Prime Portfolio......    112,706       112,706     0.54
                                        -----------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $5,972,552).......                5,972,552    28.68
                                        -----------   ------
TOTAL INVESTMENTS
  (Cost $27,788,066)......               26,766,542   128.56
OTHER ASSETS AND
  LIABILITIES.............               (5,946,796)  (28.56)
                                        -----------   ------
NET ASSETS................              $20,819,746   100.00
                                        ===========   ======




(1) Other securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2008.
(a)   Non-income producing security.
(b)   Security, or portion thereof, was on loan at June 30, 2008.
(c)   Investments of cash collateral for securities loaned.
(d)   Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities(1)......               $    385,552     0.88%
                                        ------------   ------
AIRLINES
Other Securities(1)......                    323,967     0.74
                                        ------------   ------
AUTO COMPONENTS
Other Securities(1)......                    107,361     0.24
                                        ------------   ------
BEVERAGES
Other Securities(1)......                    434,506     0.99
                                        ------------   ------
BIOTECHNOLOGY
Cephalon, Inc. (a)(b)....       3,509        234,015     0.53
Vertex Pharmaceuticals,
  Inc. (a)...............       7,284        243,796     0.56
Other Securities(1)......                    845,905     1.92
                                        ------------   ------
                                           1,323,716     3.01
                                        ------------   ------
BUILDING PRODUCTS
Other Securities(1)......                    101,189     0.23
                                        ------------   ------
CAPITAL MARKETS
Eaton Vance Corp. (b)....       6,000        238,560     0.54
Other Securities(1)......                    699,146     1.59
                                        ------------   ------
                                             937,706     2.13
                                        ------------   ------
CHEMICALS
FMC Corp. (b)............       3,890        301,242     0.68
Terra Industries, Inc.
  (b)....................       4,741        233,968     0.53
Other Securities(1)......                    835,098     1.91
                                        ------------   ------
                                           1,370,308     3.12
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Allied Waste Industries,
  Inc. (a)(b)............      19,888        250,987     0.57
Dun & Bradstreet Corp. ..       2,938        257,486     0.58
Equifax, Inc. (b)........       6,678        224,514     0.51
Manpower, Inc. ..........       4,135        240,823     0.55
Stericycle, Inc. (a)(b)..       4,473        231,254     0.53
Other Securities(1)......                  1,669,934     3.80
                                        ------------   ------
                                           2,874,998     6.54
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Other Securities(1)......                    743,118     1.69
                                        ------------   ------
COMPUTERS & PERIPHERALS
Other Securities(1)......                    701,773     1.59
                                        ------------   ------
CONSTRUCTION & ENGINEERING
KBR, Inc. ...............       8,806        307,418     0.70
Quanta Services, Inc.
  (a)(b).................       8,916        296,635     0.67
The Shaw Group, Inc.
  (a)(b).................       4,044        249,879     0.57
Other Securities(1)......                    123,386     0.28
                                        ------------   ------
                                             977,318     2.22
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities(1)......                    220,129     0.50
                                        ------------   ------
CONTAINERS & PACKAGING
Ball Corp. ..............       5,061        241,612     0.55
Other Securities(1)......                    515,346     1.17
                                        ------------   ------
                                             756,958     1.72
                                        ------------   ------
DISTRIBUTORS
Other Securities(1)......                    125,749     0.29
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities(1)......                    649,339     1.48
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities(1)......                    215,745     0.49
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Level 3 Communications,
  Inc. (a)(b)............      80,321        236,947     0.54
Other Securities(1)......                    119,584     0.27
                                        ------------   ------
                                             356,531     0.81
                                        ------------   ------
ELECTRIC UTILITIES
Other Securities(1)......                    285,193     0.65
                                        ------------   ------
ELECTRICAL EQUIPMENT
AMETEK, Inc. ............       5,501        259,757     0.59
Roper Industries, Inc.
  (b)....................       4,639        305,618     0.69
Other Securities(1)......                    167,033     0.38
                                        ------------   ------
                                             732,408     1.66
                                        ------------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
FLIR Systems, Inc.
  (a)(b).................       7,121        288,899     0.66
Other Securities(1)......                  1,412,088     3.21
                                        ------------   ------
                                           1,700,987     3.87
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Exterran Holdings, Inc.
  (a)(b).................       3,419        244,424     0.56
Helmerich & Payne,
  Inc. ..................       4,960        357,219     0.81
Patterson-UTI Energy,
  Inc. (b)...............       8,039        289,726     0.66
Rowan Cos., Inc. (b).....       5,843        273,160     0.62
Superior Energy Services,
  Inc. (a)(b)............       4,183        230,651     0.53
Other Securities(1)......                  1,168,252     2.65
                                        ------------   ------
                                           2,563,432     5.83
                                        ------------   ------
FOOD & STAPLES RETAILING
Other Securities(1)......                     46,821     0.11
                                        ------------   ------
FOOD PRODUCTS
Other Securities(1)......                    277,176     0.63
                                        ------------   ------
GAS UTILITIES
Energen Corp. ...........       3,380        263,742     0.60
ONEOK, Inc. .............       5,034        245,810     0.56
                                        ------------   ------
                                             509,552     1.16
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities(1)......                  1,160,032     2.64
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities(1)......                  1,116,875     2.54
                                        ------------   ------
HEALTH CARE TECHNOLOGY
Other Securities(1)......                    367,098     0.83
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
Other Securities(1)......                  1,303,140     2.96
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities(1)......                    440,514     1.00
                                        ------------   ------
HOUSEHOLD PRODUCTS
Other Securities(1)......                    194,182     0.44
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
INDUSTRIAL CONGLOMERATES
Walter Industries, Inc.
  (b)....................       2,699   $    293,570     0.67%
                                        ------------   ------
INSURANCE
Other Securities(1)......                    388,905     0.88
                                        ------------   ------
INTERNET & CATALOG RETAIL
Other Securities(1)......                    208,752     0.47
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Other Securities(1)......                    218,098     0.50
                                        ------------   ------
IT SERVICES
Affiliated Computer
  Services, Inc. (a).....       4,729        252,954     0.58
Alliance Data Systems
  Corp. (a)(b)...........       4,079        230,667     0.52
Total System Services,
  Inc. (b)...............      10,246        227,666     0.52
Other Securities(1)......                    986,625     2.24
                                        ------------   ------
                                           1,697,912     3.86
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Charles River
  Laboratories
  International, Inc.
  (a)(b).................       3,521        225,062     0.51
Covance, Inc. (a)(b).....       3,308        284,554     0.65
Illumina, Inc. (a)(b)....       2,919        254,274     0.58
Pharmaceutical Product
  Development, Inc. (b)..       5,465        234,449     0.53
Other Securities(1)......                    610,231     1.39
                                        ------------   ------
                                           1,608,570     3.66
                                        ------------   ------
MACHINERY
Bucyrus International,
  Inc. (Class A).........       3,885        283,683     0.65
Harsco Corp. ............       4,361        237,282     0.54
Pall Corp. ..............       6,339        251,531     0.57
Other Securities(1)......                    574,898     1.30
                                        ------------   ------
                                           1,347,394     3.06
                                        ------------   ------
MARINE
Other Securities(1)......                    133,776     0.30
                                        ------------   ------
MEDIA
Other Securities(1)......                  1,115,350     2.54
                                        ------------   ------
METALS & MINING
AK Steel Holding Corp. ..       5,785        399,165     0.91
Cleveland-Cliffs, Inc.
  (b)....................       4,695        559,597     1.27
Reliance Steel & Aluminum
  Co. (b)................       3,324        256,247     0.58
Other Securities(1)......                    153,547     0.35
                                        ------------   ------
                                           1,368,556     3.11
                                        ------------   ------
MULTILINE RETAIL
Other Securities(1)......                    288,535     0.66
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities(1)......                    109,083     0.25
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Alpha Natural Resources,
  Inc. (a)...............       3,648        380,450     0.86
Cabot Oil & Gas Corp. ...       5,046        341,765     0.78
Cimarex Energy Co. (b)...       4,288        298,745     0.68
Massey Energy Co. (b)....       4,172        391,125     0.89
Petrohawk Energy Corp.
  (a)(b).................      11,312        523,859     1.19
SandRidge Energy, Inc.
  (a)....................       4,281        276,467     0.63
Other Securities(1)......                  1,733,455     3.94
                                        ------------   ------
                                           3,945,866     8.97
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities(1)......                    137,634     0.31
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities(1)......                    193,084     0.44
                                        ------------   ------
PHARMACEUTICALS
Other Securities(1)......                    771,114     1.75
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
SL Green Realty Corp.
  (b)....................       3,022        249,980     0.57
Other Securities(1)......                    384,488     0.87
                                        ------------   ------
                                             634,468     1.44
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities(1)......                    440,342     1.00
                                        ------------   ------
ROAD & RAIL
Other Securities(1)......                    404,314     0.92
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Lam Research Corp.
  (a)(b).................       6,485        234,433     0.53
National Semiconductor
  Corp. .................      12,583        258,455     0.59
Other Securities(1)......                  1,108,610     2.52
                                        ------------   ------
                                           1,601,498     3.64
                                        ------------   ------
SOFTWARE
Other Securities(1)......                    886,632     2.02
                                        ------------   ------
SPECIALTY RETAIL
Ross Stores, Inc. (b)....       6,915        245,621     0.56
Tiffany & Co. (b)........       6,589        268,502     0.61
Other Securities(1)......                  1,605,008     3.65
                                        ------------   ------
                                           2,119,131     4.82
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1)......                    153,067     0.35
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1)......                     60,280     0.14
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1)......                     99,468     0.23
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities(1)......                    349,478     0.79
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $46,199,307).................     43,878,250    99.77
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending
  Prime Portfolio
  (c)(d).................  12,388,543   $ 12,388,543    28.17%
STIC Prime Portfolio.....     183,382        183,382     0.42
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $12,571,925).....                 12,571,925    28.59
                                        ------------   ------
TOTAL INVESTMENTS
  (Cost $58,771,232).....                 56,450,175   128.36
OTHER ASSETS AND
  LIABILITIES............                (12,472,997)  (28.36)
                                        ------------   ------
NET ASSETS...............               $ 43,977,178   100.00
                                        ============   ======




(1) Other securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2008.
(a)   Non-income producing security.
(b)   Security, or portion thereof, was on loan at June 30, 2008.
(c)   Investments of cash collateral for securities loaned.
(d)   Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
DRS Technologies, Inc. ...        773   $    60,851     0.60%
                                        -----------   ------
AUTO COMPONENTS
Other Securities(1).......                  100,635     1.00
                                        -----------   ------
BEVERAGES
Other Securities(1).......                   23,993     0.24
                                        -----------   ------
BUILDING PRODUCTS
Other Securities(1).......                   76,698     0.76
                                        -----------   ------
CAPITAL MARKETS
Federated Investors,
  Inc. ...................      1,815        62,472     0.62
Janus Capital Group, Inc.
  (a).....................      3,088        81,739     0.81
Other Securities(1).......                  180,332     1.79
                                        -----------   ------
                                            324,543     3.22
                                        -----------   ------
CHEMICALS
Other Securities(1).......                  359,867     3.57
                                        -----------   ------
COMMERCIAL BANKS
Other Securities(1).......                  527,215     5.24
                                        -----------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities(1).......                   42,153     0.42
                                        -----------   ------
COMMUNICATIONS EQUIPMENT
CommScope, Inc. (a)(b)....      1,315        69,392     0.69
                                        -----------   ------
CONSTRUCTION & ENGINEERING
URS Corp. (a)(b)..........      1,589        66,690     0.66
                                        -----------   ------
CONSUMER FINANCE
Other Securities(1).......                    7,650     0.08
                                        -----------   ------
CONTAINERS & PACKAGING
Other Securities(1).......                  249,516     2.48
                                        -----------   ------
DIVERSIFIED CONSUMER SERVICES
Other Securities(1).......                   73,342     0.73
                                        -----------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities(1).......                   68,051     0.68
                                        -----------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
CenturyTel, Inc. .........      1,985        70,646     0.70
Citizens Communications
  Co. (a).................      6,103        69,208     0.69
                                        -----------   ------
                                            139,854     1.39
                                        -----------   ------
ELECTRIC UTILITIES
Northeast Utilities (a)...      2,945        75,186     0.75
Other Securities(1).......                  197,109     1.95
                                        -----------   ------
                                            272,295     2.70
                                        -----------   ------
ELECTRICAL EQUIPMENT
Other Securities(1).......                  119,816     1.19
                                        -----------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Arrow Electronics, Inc.
  (a)(b)..................      2,342        71,946     0.71
Other Securities(1).......                   45,883     0.46
                                        -----------   ------
                                            117,829     1.17
                                        -----------   ------
ENERGY EQUIPMENT & SERVICES
Tidewater, Inc. (a).......        990        64,380     0.64
Unit Corp. (b)............        878        72,848     0.72
Other Securities(1).......                   36,967     0.37
                                        -----------   ------
                                            174,195     1.73
                                        -----------   ------
FOOD & STAPLES RETAILING
Other Securities(1).......                   43,499     0.43
                                        -----------   ------
FOOD PRODUCTS
Corn Products
  International, Inc. ....      1,393        68,410     0.68
McCormick & Co., Inc.
  (a).....................      2,157        76,919     0.76
Tyson Foods, Inc. (Class
  A) (a)..................      5,199        77,673     0.77
Other Securities(1).......                  109,193     1.09
                                        -----------   ------
                                            332,195     3.30
                                        -----------   ------
GAS UTILITIES
National Fuel Gas Co.
  (a).....................      1,303        77,503     0.77
Other Securities(1).......                  205,400     2.04
                                        -----------   ------
                                            282,903     2.81
                                        -----------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities(1).......                   31,405     0.31
                                        -----------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities(1).......                   49,478     0.49
                                        -----------   ------
HOTELS, RESTAURANTS & LEISURE
Other Securities(1).......                   69,179     0.69
                                        -----------   ------
HOUSEHOLD DURABLES
Mohawk Industries, Inc.
  (a)(b)..................      1,033        66,215     0.66
The Black & Decker Corp.
  (a).....................      1,152        66,251     0.66
The Stanley Works.........      1,473        66,035     0.66
Other Securities(1).......                  301,657     2.99
                                        -----------   ------
                                            500,158     4.97
                                        -----------   ------
INDUSTRIAL CONGLOMERATES
Other Securities(1).......                   74,095     0.74
                                        -----------   ------
INSURANCE
Markel Corp. (b)..........        188        68,996     0.69
PartnerRe, Ltd. (a).......      1,021        70,582     0.70
SAFECO Corp. .............      1,689       113,433     1.13
White Mountains Insurance
  Group, Ltd. (a).........        147        63,063     0.63
Other Securities(1).......                  820,312     8.14
                                        -----------   ------
                                          1,136,386    11.29
                                        -----------   ------
LEISURE EQUIPMENT & PRODUCTS
Hasbro, Inc. (a)..........      2,365        84,478     0.84
                                        -----------   ------
LIFE SCIENCES TOOLS & SERVICES
PerkinElmer, Inc. ........      2,229        62,078     0.62
                                        -----------   ------
MACHINERY
Pentair, Inc. (a).........      1,888        66,118     0.66
Other Securities(1).......                  337,565     3.35
                                        -----------   ------
                                            403,683     4.01
                                        -----------   ------
MEDIA
Other Securities(1).......                  118,396     1.17
                                        -----------   ------
METALS & MINING
Commercial Metals Co.
  (a).....................      2,149        81,017     0.81
Other Securities(1).......                   74,880     0.74
                                        -----------   ------
                                            155,897     1.55
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
MULTI-UTILITIES
Alliant Energy Corp. (a)..      2,087   $    71,501     0.71%
CenterPoint Energy,
  Inc. ...................      5,446        87,408     0.87
CMS Energy Corp. (a)......      4,219        62,863     0.62
Energy East Corp. ........      2,990        73,913     0.73
Integrys Energy Group,
  Inc. (a)................      1,438        73,094     0.73
MDU Resources Group,
  Inc. ...................      3,168       110,436     1.10
NiSource, Inc. (a)........      5,157        92,413     0.92
NSTAR (a).................      2,008        67,911     0.68
SCANA Corp. (a)...........      1,992        73,704     0.73
TECO Energy, Inc. (a).....      3,745        80,480     0.80
Other Securities(1).......                  152,445     1.51
                                        -----------   ------
                                            946,168     9.40
                                        -----------   ------
MULTILINE RETAIL
Other Securities(1).......                   25,902     0.26
                                        -----------   ------
OIL, GAS & CONSUMABLE FUELS
Forest Oil Corp. (a)(b)...      1,509       112,421     1.12
Whiting Petroleum Corp.
  (a)(b)..................        800        84,864     0.84
Other Securities(1).......                  475,514     4.72
                                        -----------   ------
                                            672,799     6.68
                                        -----------   ------
PAPER & FOREST PRODUCTS
MeadWestvaco Corp. (a)....      3,093        73,737     0.73
                                        -----------   ------
PERSONAL PRODUCTS
Other Securities(1).......                   44,790     0.44
                                        -----------   ------
PHARMACEUTICALS
Other Securities(1).......                   52,248     0.52
                                        -----------   ------
REAL ESTATE INVESTMENT TRUSTS
AMB Property Corp. .......      1,844        92,901     0.92
Developers Diversified
  Realty Corp. (a)........      2,258        78,375     0.78
Duke Realty Corp. (a).....      2,756        61,872     0.61
Federal Realty Investment
  Trust...................      1,106        76,314     0.76
Health Care REIT, Inc.
  (a).....................      1,674        74,493     0.74
Rayonier, Inc. (a)........      1,465        62,204     0.62
Regency Centers Corp.
  (a).....................      1,303        77,033     0.77
The Macerich Co. (a)......      1,407        87,417     0.87
Other Securities(1).......                  672,327     6.67
                                        -----------   ------
                                          1,282,936    12.74
                                        -----------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities(1).......                   42,079     0.42
                                        -----------   ------
ROAD & RAIL
Kansas City Southern
  (a)(b)..................      1,445        63,566     0.63
Ryder Systems, Inc. (a)...      1,082        74,528     0.74
Other Securities(1).......                   40,076     0.40
                                        -----------   ------
                                            178,170     1.77
                                        -----------   ------
SOFTWARE
Synopsys, Inc. (a)(b).....      2,670        63,840     0.63
Other Securities(1).......                  179,591     1.79
                                        -----------   ------
                                            243,431     2.42
                                        -----------   ------
SPECIALTY RETAIL
Other Securities(1).......                   30,246     0.30
                                        -----------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1).......                   84,390     0.84
                                        -----------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1).......                   77,648     0.77
                                        -----------   ------
WATER UTILITIES
Other Securities(1).......                   63,798     0.63
                                        -----------   ------
TOTAL COMMON STOCKS --
  (Cost $12,150,443)......               10,036,757    99.69
                                        -----------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)........  2,862,416     2,862,416    28.43
STIC Prime Portfolio......     91,911        91,911     0.91
                                        -----------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $2,954,327).......                2,954,327    29.34
                                        -----------   ------
TOTAL INVESTMENTS
  (Cost $15,104,770)......               12,991,084   129.03
OTHER ASSETS AND
  LIABILITIES.............               (2,922,896)  (29.03)
                                        -----------   ------
NET ASSETS................              $10,068,188   100.00
                                        ===========   ======




(1) Other securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund at June 30, 2008.
(a)   Security, or portion thereof, was on loan at June 30, 2008.
(b)   Non-income producing security.
(c)   Investments of cash collateral for securities loaned.
(d)   Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
DRS Technologies, Inc.
  (a).....................        365   $    28,733     0.21%
Other Securities(1).......                  163,811     1.18
                                        -----------   ------
                                            192,544     1.39
                                        -----------   ------
AIR FREIGHT & LOGISTICS
Other Securities(1).......                   49,291     0.36
                                        -----------   ------
AIRLINES
Other Securities(1).......                   36,718     0.27
                                        -----------   ------
AUTO COMPONENTS
Other Securities(1).......                   93,161     0.67
                                        -----------   ------
AUTOMOBILES
Other Securities(1).......                   12,398     0.09
                                        -----------   ------
BEVERAGES
Other Securities(1).......                   38,174     0.28
                                        -----------   ------
BIOTECHNOLOGY
Other Securities(1).......                  329,100     2.38
                                        -----------   ------
BUILDING PRODUCTS
Other Securities(1).......                   81,909     0.59
                                        -----------   ------
CAPITAL MARKETS
Affiliated Managers Group,
  Inc. (a)(b).............        362        32,602     0.24
Other Securities(1).......                  204,629     1.48
                                        -----------   ------
                                            237,231     1.72
                                        -----------   ------
CHEMICALS
Other Securities(1).......                  308,071     2.23
                                        -----------   ------
COMMERCIAL BANKS
Other Securities(1).......                  552,651     4.00
                                        -----------   ------
COMMERCIAL SERVICES & SUPPLIES
Corrections Corp. of
  America (a)(b)..........      1,112        30,547     0.22
FTI Consulting, Inc.
  (a)(b)..................        446        30,533     0.22
Other Securities(1).......                  412,769     2.99
                                        -----------   ------
                                            473,849     3.43
                                        -----------   ------
COMMUNICATIONS EQUIPMENT
Brocade Communications
  Systems, Inc. (b).......      3,365        27,728     0.20
CommScope, Inc. (a)(b)....        622        32,823     0.24
Other Securities(1).......                  269,684     1.95
                                        -----------   ------
                                            330,235     2.39
                                        -----------   ------
COMPUTERS & PERIPHERALS
Other Securities(1).......                  106,059     0.77
                                        -----------   ------
CONSTRUCTION & ENGINEERING
Other Securities(1).......                   78,139     0.57
                                        -----------   ------
CONSTRUCTION MATERIALS
Other Securities(1).......                   28,340     0.20
                                        -----------   ------
CONSUMER FINANCE
Other Securities(1).......                   47,754     0.35
                                        -----------   ------
CONTAINERS & PACKAGING
Other Securities(1).......                  105,866     0.77
                                        -----------   ------
DISTRIBUTORS
Other Securities(1).......                   23,247     0.17
                                        -----------   ------
DIVERSIFIED CONSUMER SERVICES
DeVry, Inc. (a)...........        551        29,545     0.21
Other Securities(1).......                  149,670     1.09
                                        -----------   ------
                                            179,215     1.30
                                        -----------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities(1).......                   70,518     0.51
                                        -----------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities(1).......                   90,049     0.65
                                        -----------   ------
ELECTRIC UTILITIES
Other Securities(1).......                  191,983     1.39
                                        -----------   ------
ELECTRICAL EQUIPMENT
General Cable Corp.
  (a)(b)..................        467        28,417     0.21
Other Securities(1).......                  246,680     1.78
                                        -----------   ------
                                            275,097     1.99
                                        -----------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Itron, Inc. (a)(b)........        304        29,898     0.22
Other Securities(1).......                  228,170     1.65
                                        -----------   ------
                                            258,068     1.87
                                        -----------   ------
ENERGY EQUIPMENT & SERVICES
Atwood Oceanics, Inc.
  (b).....................        245        30,463     0.22
Dresser-Rand Group, Inc.
  (b).....................        760        29,716     0.21
Helix Energy Solutions
  Group, Inc. (a)(b)......        743        30,939     0.22
Hercules Offshore, Inc.
  (b).....................        795        30,226     0.22
Oceaneering International,
  Inc. (a)(b).............        491        37,832     0.27
Oil States International,
  Inc. (b)................        440        27,914     0.20
Superior Energy Services,
  Inc. (a)(b).............        721        39,756     0.29
Tidewater, Inc. (a).......        468        30,434     0.22
Unit Corp. (b)............        421        34,930     0.25
Other Securities(1).......                  291,565     2.12
                                        -----------   ------
                                            583,775     4.22
                                        -----------   ------
FOOD & STAPLES RETAILING
Other Securities(1).......                  112,341     0.81
                                        -----------   ------
FOOD PRODUCTS
Corn Products
  International, Inc. ....        662        32,511     0.24
Other Securities(1).......                  155,570     1.12
                                        -----------   ------
                                            188,081     1.36
                                        -----------   ------
GAS UTILITIES
Other Securities(1).......                  228,274     1.65
                                        -----------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Edwards Lifesciences Corp.
  (a)(b)..................        491        30,462     0.22
Other Securities(1).......                  389,646     2.82
                                        -----------   ------
                                            420,108     3.04
                                        -----------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities(1).......                  359,672     2.60
                                        -----------   ------
HEALTH CARE TECHNOLOGY
Other Securities(1).......                   56,957     0.41
                                        -----------   ------
HOTELS, RESTAURANTS & LEISURE
Other Securities(1).......                  355,233     2.57
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
HOUSEHOLD DURABLES
Snap-on, Inc. (a).........        519   $    26,993     0.20%
Other Securities(1).......                  118,896     0.86
                                        -----------   ------
                                            145,889     1.06
                                        -----------   ------
HOUSEHOLD PRODUCTS
Other Securities(1).......                    7,080     0.05
                                        -----------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities(1).......                   10,263     0.07
                                        -----------   ------
INDUSTRIAL CONGLOMERATES
Walter Industries, Inc.
  (a).....................        462        50,252     0.36
Other Securities(1).......                   59,498     0.43
                                        -----------   ------
                                            109,750     0.79
                                        -----------   ------
INSURANCE
Other Securities(1).......                  537,664     3.89
                                        -----------   ------
INTERNET & CATALOG RETAIL
Other Securities(1).......                   34,866     0.25
                                        -----------   ------
INTERNET SOFTWARE & SERVICES
Other Securities(1).......                  199,705     1.45
                                        -----------   ------
IT SERVICES
SAIC, Inc. (a)(b).........      1,641        34,149     0.25
Other Securities(1).......                  219,426     1.58
                                        -----------   ------
                                            253,575     1.83
                                        -----------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities(1).......                   47,995     0.35
                                        -----------   ------
LIFE SCIENCES TOOLS & SERVICES
PerkinElmer, Inc. ........      1,059        29,493     0.21
Techne Corp. (a)(b).......        350        27,086     0.20
Other Securities(1).......                  107,526     0.78
                                        -----------   ------
                                            164,105     1.19
                                        -----------   ------
MACHINERY
Bucyrus International,
  Inc. (Class A)..........        666        48,631     0.35
IDEX Corp. ...............        732        26,967     0.20
Lincoln Electric Holdings,
  Inc. (a)................        361        28,411     0.21
Other Securities(1).......                  442,547     3.20
                                        -----------   ------
                                            546,556     3.96
                                        -----------   ------
MARINE
Other Securities(1).......                   96,041     0.69
                                        -----------   ------
MEDIA
Other Securities(1).......                  219,430     1.59
                                        -----------   ------
METALS & MINING
Commercial Metals Co. ....      1,016        38,303     0.28
Other Securities(1).......                  174,402     1.26
                                        -----------   ------
                                            212,705     1.54
                                        -----------   ------
MULTI-UTILITIES
Other Securities(1).......                  126,756     0.92
                                        -----------   ------
MULTILINE RETAIL
Other Securities(1).......                   49,926     0.36
                                        -----------   ------
OFFICE ELECTRONICS
Other Securities(1).......                   18,899     0.14
                                        -----------   ------
OIL, GAS & CONSUMABLE FUELS
Alpha Natural Resources,
  Inc. (b)................        626        65,286     0.47
Comstock Resources, Inc.
  (b).....................        404        34,110     0.25
Encore Acquisition Co.
  (a)(b)..................        447        33,610     0.24
EXCO Resources, Inc.
  (a)(b)..................        750        27,682     0.20
Foundation Coal Holdings,
  Inc. (a)................        404        35,786     0.26
Massey Energy Co. ........        714        66,937     0.48
Patriot Coal Corp. (b)....        236        36,176     0.26
Penn Virginia Corp. ......        371        27,981     0.20
Petrohawk Energy Corp.
  (b).....................      1,941        89,888     0.65
St. Mary Land &
  Exploration Co. (a).....        548        35,423     0.26
Whiting Petroleum Corp.
  (b).....................        380        40,310     0.29
Other Securities(1).......                  854,245     6.19
                                        -----------   ------
                                          1,347,434     9.75
                                        -----------   ------
PAPER & FOREST PRODUCTS
Other Securities(1).......                   34,618     0.25
                                        -----------   ------
PERSONAL PRODUCTS
Other Securities(1).......                   97,976     0.71
                                        -----------   ------
PHARMACEUTICALS
Other Securities(1).......                  144,328     1.04
                                        -----------   ------
REAL ESTATE INVESTMENT TRUSTS
Alexandria Real Estate
  Equities, Inc. (a)......        285        27,742     0.20
Health Care REIT, Inc. ...        799        35,555     0.26
Nationwide Health
  Properties, Inc. .......        858        27,018     0.20
Rayonier, Inc. (a)........        698        29,637     0.21
Other Securities(1).......                  701,987     5.08
                                        -----------   ------
                                            821,939     5.95
                                        -----------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
The St. Joe Co. ..........        820        28,142     0.20
Other Securities(1).......                   28,638     0.21
                                        -----------   ------
                                             56,780     0.41
                                        -----------   ------
ROAD & RAIL
Kansas City Southern (b)..        683        30,045     0.22
Ryder Systems, Inc. (a)...        511        35,198     0.25
Other Securities(1).......                  115,220     0.84
                                        -----------   ------
                                            180,463     1.31
                                        -----------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
ON Semiconductor Corp.
  (a)(b)..................      3,520        32,278     0.23
Other Securities(1).......                  419,186     3.04
                                        -----------   ------
                                            451,464     3.27
                                        -----------   ------
SOFTWARE
Ansys, Inc. (a)(b)........        697        32,843     0.24
Other Securities(1).......                  435,286     3.15
                                        -----------   ------
                                            468,129     3.39
                                        -----------   ------
SPECIALTY RETAIL
Other Securities(1).......                  324,830     2.35
                                        -----------   ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1).......                  200,030     1.45
                                        -----------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                       % OF
                                                        NET
SECURITY DESCRIPTION          SHARES       VALUE      ASSETS
--------------------          ------       -----      ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1).......              $   132,274     0.96%
                                        -----------   ------
TOBACCO
Other Securities(1).......                   20,460     0.15
                                        -----------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1).......                  113,316     0.82
                                        -----------   ------
TRANSPORTATION INFRASTRUCTURE
Other Securities(1).......                   10,344     0.07
                                        -----------   ------
WATER UTILITIES
Other Securities(1).......                   33,041     0.24
                                        -----------   ------
WIRELESS TELECOMMUNICATION SERVICES
SBA Communications Corp.
  (a)(b)..................        906        32,625     0.23
Other Securities(1).......                   25,803     0.19
                                        -----------   ------
                                             58,428     0.42
                                        -----------   ------
TOTAL COMMON STOCKS --
  (Cost $16,176,596)......               13,771,167    99.67
                                        -----------   ------
WARRANTS
COMMUNICATIONS EQUIPMENT
Pegasus Wireless Corp. (b)
  (Cost $0)...............         97             0     0.00
                                        -----------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)........  3,968,716     3,968,716    28.72
STIC Prime Portfolio (a)..     97,723        97,723     0.71
                                        -----------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $4,066,439).......                4,066,439    29.43
                                        -----------   ------
TOTAL INVESTMENTS
  (Cost $20,243,035)......               17,837,606   129.10
OTHER ASSETS AND
  LIABILITIES.............               (4,020,867)  (29.10)
                                        -----------   ------
NET ASSETS................              $13,816,739   100.00
                                        ===========   ======




(a)   Security, or portion thereof, was on loan at June 30, 2008.
(b)   Non-income producing security.
(c)   Investments of cash collateral for securities loaned.
(d)   Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
Other Securities(1)......               $  1,317,661     1.53%
                                        ------------   ------
AIR FREIGHT & LOGISTICS
Other Securities(1)......                    427,605     0.50
                                        ------------   ------
AIRLINES
Other Securities(1)......                    375,097     0.44
                                        ------------   ------
AUTO COMPONENTS
Other Securities(1)......                    432,849     0.50
                                        ------------   ------
AUTOMOBILES
Other Securities(1)......                    104,335     0.12
                                        ------------   ------
BEVERAGES
Other Securities(1)......                    309,924     0.36
                                        ------------   ------
BIOTECHNOLOGY
Alexion Pharmaceuticals,
  Inc. (a)(b)............       3,897        282,532     0.33
Other Securities(1)......                  3,570,705     4.14
                                        ------------   ------
                                           3,853,237     4.47
                                        ------------   ------
BUILDING PRODUCTS
Other Securities(1)......                    129,489     0.15
                                        ------------   ------
CAPITAL MARKETS
Affiliated Managers
  Group, Inc. (a)(b).....       4,260        383,655     0.45
Other Securities(1)......                    910,573     1.05
                                        ------------   ------
                                           1,294,228     1.50
                                        ------------   ------
CHEMICALS
Nalco Holding Co. (b)....      14,773        312,449     0.36
Other Securities(1)......                    538,384     0.63
                                        ------------   ------
                                             850,833     0.99
                                        ------------   ------
COMMERCIAL BANKS
Other Securities(1)......                    454,518     0.53
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Copart, Inc. (a).........       6,895        295,244     0.34
Corrections Corp. of
  America (a)............      13,016        357,550     0.41
FTI Consulting, Inc.
  (a)(b).................       5,127        350,994     0.41
The Brink's Co. .........       4,307        281,764     0.33
Other Securities(1)......                  2,838,359     3.30
                                        ------------   ------
                                           4,123,911     4.79
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
Brocade Communications
  Systems, Inc. (a)......      39,448        325,052     0.38
Other Securities(1)......                  2,913,983     3.38
                                        ------------   ------
                                           3,239,035     3.76
                                        ------------   ------
COMPUTERS & PERIPHERALS
Other Securities(1)......                    778,432     0.90
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities(1)......                    449,970     0.52
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities(1)......                    175,386     0.20
                                        ------------   ------
CONSUMER FINANCE
Other Securities(1)......                    427,305     0.50
                                        ------------   ------
CONTAINERS & PACKAGING
Other Securities(1)......                     38,907     0.05
                                        ------------   ------
DISTRIBUTORS
Other Securities(1)......                    255,492     0.30
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
DeVry, Inc. (b)..........       6,463        346,546     0.40
Strayer Education,
  Inc. ..................       1,457        304,615     0.35
Other Securities(1)......                    994,877     1.16
                                        ------------   ------
                                           1,646,038     1.91
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities(1)......                    116,007     0.13
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities(1)......                    781,566     0.91
                                        ------------   ------
ELECTRIC UTILITIES
Sierra Pacific
  Resources..............      24,408        310,226     0.36
Other Securities(1)......                    264,647     0.31
                                        ------------   ------
                                             574,873     0.67
                                        ------------   ------
ELECTRICAL EQUIPMENT
Energy Conversion
  Devices, Inc. (a)......       4,204        309,583     0.36
General Cable Corp.
  (a)(b).................       5,499        334,614     0.39
Other Securities(1)......                  1,045,356     1.21
                                        ------------   ------
                                           1,689,553     1.96
                                        ------------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Itron, Inc. (a)..........       3,563        350,421     0.41
Other Securities(1)......                  1,608,407     1.86
                                        ------------   ------
                                           1,958,828     2.27
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Atwood Oceanics, Inc.
  (a)(b).................       2,867        356,483     0.41
Dresser-Rand Group, Inc.
  (a)....................       8,951        349,984     0.41
Helix Energy Solutions
  Group, Inc. (a)(b).....       8,763        364,891     0.42
Hercules Offshore, Inc.
  (a)(b).................       9,442        358,985     0.42
Oceaneering
  International, Inc.
  (a)(b).................       5,813        447,892     0.52
Oil States International,
  Inc. (a)(b)............       5,204        330,142     0.38
Superior Energy Services,
  Inc. (a)(b)............       8,472        467,146     0.54
W-H Energy Services, Inc.
  (a)....................       3,193        305,698     0.35
Other Securities(1)......                  2,524,325     2.94
                                        ------------   ------
                                           5,505,546     6.39
                                        ------------   ------
FOOD & STAPLES RETAILING
Other Securities(1)......                    391,404     0.45
                                        ------------   ------
FOOD PRODUCTS
Other Securities(1)......                    541,866     0.63
                                        ------------   ------
GAS UTILITIES
Other Securities(1)......                     38,102     0.04
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Edwards Lifesciences
  Corp. (a)(b)...........       5,779        358,529     0.42
IDEXX Laboratories, Inc.
  (a)(b).................       6,366        310,279     0.36


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
ResMed, Inc. (a)(b)......       8,096   $    289,351     0.34%
Other Securities(1)......                  3,175,756     3.68
                                        ------------   ------
                                           4,133,915     4.80
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Other Securities(1)......                  2,823,033     3.28
                                        ------------   ------
HEALTH CARE TECHNOLOGY
Other Securities(1)......                    663,417     0.77
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
Chipotle Mexican Grill,
  Inc. (a)...............       3,448        284,874     0.33
Other Securities(1)......                  2,568,652     2.98
                                        ------------   ------
                                           2,853,526     3.31
                                        ------------   ------
HOUSEHOLD DURABLES
Other Securities(1)......                    278,621     0.32
                                        ------------   ------
HOUSEHOLD PRODUCTS
Other Securities(1)......                      9,504     0.01
                                        ------------   ------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Other Securities(1)......                    112,043     0.13
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
Walter Industries,
  Inc. ..................       5,415        588,990     0.69
Other Securities(1)......                    121,568     0.14
                                        ------------   ------
                                             710,558     0.83
                                        ------------   ------
INSURANCE
Other Securities(1)......                    369,550     0.43
                                        ------------   ------
INTERNET & CATALOG RETAIL
Other Securities(1)......                    408,577     0.47
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Equinix, Inc. (a)(b).....       3,242        289,251     0.34
Other Securities(1)......                  1,978,985     2.29
                                        ------------   ------
                                           2,268,236     2.63
                                        ------------   ------
IT SERVICES
Broadridge Financial
  Solutions, Inc. .......      14,449        304,151     0.35
SAIC, Inc. (a)(b)........      19,210        399,760     0.46
Other Securities(1)......                  1,701,862     1.98
                                        ------------   ------
                                           2,405,773     2.79
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities(1)......                    143,139     0.17
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
Techne Corp. (a)(b)......       4,162        322,097     0.37
Other Securities(1)......                  1,091,727     1.27
                                        ------------   ------
                                           1,413,824     1.64
                                        ------------   ------
MACHINERY
Bucyrus International,
  Inc. (Class A).........       7,822        571,162     0.66
Gardner Denver, Inc.
  (a)....................       5,513        313,138     0.36
Other Securities(1)......                  1,808,829     2.11
                                        ------------   ------
                                           2,693,129     3.13
                                        ------------   ------
MARINE
Other Securities(1)......                    621,380     0.72
                                        ------------   ------
MEDIA
Other Securities(1)......                  1,573,441     1.83
                                        ------------   ------
METALS & MINING
Other Securities(1)......                    542,226     0.63
                                        ------------   ------
MULTILINE RETAIL
Other Securities(1)......                     98,070     0.11
                                        ------------   ------
OFFICE ELECTRONICS
Other Securities(1)......                    222,213     0.26
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Alpha Natural Resources,
  Inc. (a)...............       7,341        765,593     0.89
Comstock Resources, Inc.
  (a)....................       4,727        399,101     0.46
Encore Acquisition Co.
  (a)....................       5,243        394,221     0.46
EXCO Resources, Inc.
  (a)(b).................       8,768        323,627     0.38
Foundation Coal Holdings,
  Inc. (b)...............       4,736        419,515     0.49
Mariner Energy, Inc.
  (a)(b).................       8,412        310,992     0.36
Massey Energy Co. .......       8,423        789,656     0.92
Patriot Coal Corp. (a)...       2,749        421,394     0.49
Penn Virginia Corp. .....       4,396        331,546     0.38
Petrohawk Energy Corp.
  (a)(b).................      22,810      1,056,331     1.23
St. Mary Land &
  Exploration Co. (b)....       6,376        412,145     0.48
Other Securities(1)......                  4,985,327     5.78
                                        ------------   ------
                                          10,609,448    12.32
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities(1)......                    795,821     0.92
                                        ------------   ------
PHARMACEUTICALS
Other Securities(1)......                  1,231,756     1.43
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Other Securities(1)......                  1,298,843     1.51
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
The St. Joe Co. .........       9,647        331,085     0.39
Other Securities(1)......                    211,201     0.24
                                        ------------   ------
                                             542,286     0.63
                                        ------------   ------
ROAD & RAIL
Landstar Systems, Inc.
  (b)....................       5,536        305,698     0.36
Other Securities(1)......                    410,522     0.47
                                        ------------   ------
                                             716,220     0.83
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
ON Semiconductor Corp.
  (a)(b).................      41,255        378,308     0.44
Other Securities(1)......                  4,208,956     4.89
                                        ------------   ------
                                           4,587,264     5.33
                                        ------------   ------
SOFTWARE
Ansys, Inc. (a)(b).......       8,260        389,211     0.45
Nuance Communications,
  Inc. (a)...............      18,234        285,727     0.33
Other Securities(1)......                  4,089,221     4.75
                                        ------------   ------
                                           4,764,159     5.53
                                        ------------   ------
SPECIALTY RETAIL
Other Securities(1)......                  2,151,588     2.50
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
TEXTILES, APPAREL & LUXURY GOODS
Other Securities(1)......               $  1,220,202     1.42%
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1)......                    168,460     0.20
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1)......                    585,365     0.68
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
SBA Communications Corp.
  (a)(b).................      10,597        381,598     0.44
Other Securities(1)......                    234,555     0.28
                                        ------------   ------
                                             616,153     0.72
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $100,920,053)....                 85,913,737    99.75
                                        ------------   ------

WARRANTS COMMUNICATIONS EQUIPMENT
Pegasus Wireless Corp.
  (a)
  (Cost $0)..............         569              0        0
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending
  Prime Portfolio
  (c)(d).................  24,685,849     24,685,849    28.66
STIC Prime Portfolio.....     457,148        457,148     0.53
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $25,142,997).....                 25,142,997    29.19
                                        ------------   ------
TOTAL INVESTMENTS
  (Cost $126,063,050)....                111,056,734   128.94
OTHER ASSETS AND
  LIABILITIES............                (24,928,177)  (28.94)
                                        ------------   ------
NET ASSETS...............               $ 86,128,557   100.00
                                        ============   ======




(1) Other securities are those securities, which individually, are not one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund as of June 30, 2007.
(a)   Non-income producing security.
(b)   Security, or portion thereof, was on loan as of June 30, 2008.
(c)   Investments of cash collateral for securities loaned.
(d)   Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
COMMON STOCKS
AEROSPACE & DEFENSE
DRS Technologies, Inc.
  (a)....................       5,085   $    400,291     0.45%
Other Securities(1)......                    720,237     0.80
                                        ------------   ------
                                           1,120,528     1.25
                                        ------------   ------
AIR FREIGHT & LOGISTICS
Other Securities(1)......                    172,741     0.19
                                        ------------   ------
AIRLINES
Other Securities(1)......                     68,677     0.08
                                        ------------   ------
AUTO COMPONENTS
Other Securities(1)......                    783,342     0.87
                                        ------------   ------
AUTOMOBILES
Other Securities(1)......                     47,616     0.05
                                        ------------   ------
BEVERAGES
Other Securities(1)......                    158,833     0.18
                                        ------------   ------
BUILDING PRODUCTS
Other Securities(1)......                    981,901     1.09
                                        ------------   ------
CAPITAL MARKETS
Raymond James Financial,
  Inc. (a)...............      12,128        320,058     0.36
Waddell & Reed Financial,
  Inc. (Class A) (a).....      10,609        371,421     0.41
Other Securities(1)......                  1,063,709     1.18
                                        ------------   ------
                                           1,755,188     1.95
                                        ------------   ------
CHEMICALS
Cytec Industries, Inc. ..       5,825        317,812     0.35
RPM International, Inc.
  (a)....................      15,151        312,111     0.35
Other Securities(1)......                  2,621,454     2.92
                                        ------------   ------
                                           3,251,377     3.62
                                        ------------   ------
COMMERCIAL BANKS
Cullen/Frost Bankers,
  Inc. ..................       6,801        339,030     0.38
Other Securities(1)......                  6,822,374     7.59
                                        ------------   ------
                                           7,161,404     7.97
                                        ------------   ------
COMMERCIAL SERVICES & SUPPLIES
Other Securities(1)......                  1,668,554     1.86
                                        ------------   ------
COMMUNICATIONS EQUIPMENT
CommScope, Inc. (a)(b)...       8,643        456,091     0.51
Other Securities(1)......                    311,386     0.34
                                        ------------   ------
                                             767,477     0.85
                                        ------------   ------
COMPUTERS & PERIPHERALS
Other Securities(1)......                    563,347     0.63
                                        ------------   ------
CONSTRUCTION & ENGINEERING
Other Securities(1)......                    544,036     0.61
                                        ------------   ------
CONSTRUCTION MATERIALS
Other Securities(1)......                    192,975     0.21
                                        ------------   ------
CONSUMER FINANCE
Other Securities(1)......                    154,183     0.17
                                        ------------   ------
CONTAINERS & PACKAGING
Aptargroup, Inc. ........       7,945        333,293     0.37
Other Securities(1)......                  1,090,773     1.22
                                        ------------   ------
                                           1,424,066     1.59
                                        ------------   ------
DISTRIBUTORS
Other Securities(1)......                     22,439     0.03
                                        ------------   ------
DIVERSIFIED CONSUMER SERVICES
Service Corp.
  International (a)......      32,134        316,841     0.35
Other Securities(1)......                    223,865     0.25
                                        ------------   ------
                                             540,706     0.60
                                        ------------   ------
DIVERSIFIED FINANCIAL SERVICES
Other Securities(1)......                    848,272     0.94
                                        ------------   ------
DIVERSIFIED TELECOMMUNICATION SERVICES
Other Securities(1)......                    312,122     0.35
                                        ------------   ------
ELECTRIC UTILITIES
Other Securities(1)......                  1,990,448     2.22
                                        ------------   ------
ELECTRICAL EQUIPMENT
GrafTech International,
  Ltd. (a)(b)............      13,041        349,890     0.39
Other Securities(1)......                  1,498,816     1.67
                                        ------------   ------
                                           1,848,706     2.06
                                        ------------   ------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Other Securities(1)......                  1,284,262     1.43
                                        ------------   ------
ENERGY EQUIPMENT & SERVICES
Tidewater, Inc. (a)......       6,484        421,655     0.47
Unit Corp. (b)...........       5,790        480,396     0.54
Other Securities(1)......                    700,213     0.77
                                        ------------   ------
                                           1,602,264     1.78
                                        ------------   ------
FOOD & STAPLES RETAILING
Other Securities(1)......                  1,096,622     1.22
                                        ------------   ------
FOOD PRODUCTS
Corn Products
  International, Inc. ...       9,176        450,633     0.50
Other Securities(1)......                  1,515,365     1.69
                                        ------------   ------
                                           1,965,998     2.19
                                        ------------   ------
GAS UTILITIES
AGL Resources, Inc. (a)..       9,440        326,435     0.36
Atmos Energy Corp. ......      10,987        302,912     0.34
Southern Union Co. ......      12,866        347,639     0.39
UGI Corp. ...............      13,117        376,589     0.42
Other Securities(1)......                  1,760,155     1.96
                                        ------------   ------
                                           3,113,730     3.47
                                        ------------   ------
HEALTH CARE EQUIPMENT & SUPPLIES
Other Securities(1)......                    973,754     1.08
                                        ------------   ------
HEALTH CARE PROVIDERS & SERVICES
Tenet Healthcare Corp.
  (a)(b).................      58,796        326,906     0.36
Other Securities(1)......                  1,327,784     1.48
                                        ------------   ------
                                           1,654,690     1.84
                                        ------------   ------
HOTELS, RESTAURANTS & LEISURE
Wendy's International,
  Inc. (a)...............      10,853        295,419     0.33
Other Securities(1)......                  1,288,046     1.43
                                        ------------   ------
                                           1,583,465     1.76
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
HOUSEHOLD DURABLES
Snap-on, Inc. (a)........       7,242   $    376,656     0.42%
Other Securities(1)......                  1,313,363     1.46
                                        ------------   ------
                                           1,690,019     1.88
                                        ------------   ------
HOUSEHOLD PRODUCTS
Other Securities(1)......                     91,314     0.10
                                        ------------   ------
INDUSTRIAL CONGLOMERATES
Other Securities(1)......                    693,311     0.77
                                        ------------   ------
INSURANCE
HCC Insurance Holdings,
  Inc. (a)...............      14,359        303,549     0.34
Other Securities(1)......                  6,737,522     7.50
                                        ------------   ------
                                           7,041,071     7.84
                                        ------------   ------
INTERNET SOFTWARE & SERVICES
Other Securities(1)......                     83,660     0.09
                                        ------------   ------
IT SERVICES
Other Securities(1)......                    670,823     0.75
                                        ------------   ------
LEISURE EQUIPMENT & PRODUCTS
Other Securities(1)......                    497,844     0.55
                                        ------------   ------
LIFE SCIENCES TOOLS & SERVICES
PerkinElmer, Inc. (a)....      14,665        408,420     0.46
Other Securities(1)......                    207,380     0.23
                                        ------------   ------
                                             615,800     0.69
                                        ------------   ------
MACHINERY
IDEX Corp. (a)...........      10,046        370,095     0.41
Kennametal, Inc. ........       9,660        314,433     0.35
Lincoln Electric
  Holdings, Inc. (a).....       4,990        392,713     0.44
The Timken Co. ..........       9,385        309,142     0.34
Trinity Industries, Inc.
  (a)....................       9,962        345,582     0.38
Wabtec Corp. (a).........       6,068        295,026     0.33
Other Securities(1)......                  2,349,577     2.62
                                        ------------   ------
                                           4,376,568     4.87
                                        ------------   ------
MARINE
Other Securities(1)......                    588,340     0.65
                                        ------------   ------
MEDIA
Other Securities(1)......                  1,204,232     1.34
                                        ------------   ------
METALS & MINING
Commercial Metals Co. ...      14,083        530,929     0.59
Compass Minerals
  International, Inc. ...       3,963        319,259     0.36
Schnitzer Steel
  Industries, Inc.
  (Class A)(a)...........       2,634        301,856     0.34
Other Securities(1)......                  1,137,931     1.26
                                        ------------   ------
                                           2,289,975     2.55
                                        ------------   ------
MULTI-UTILITIES
OGE Energy Corp. (a).....      11,394        361,304     0.40
Puget Energy, Inc. ......      14,630        350,974     0.39
Vectren Corp. (a)........       9,406        293,561     0.33
Other Securities(1)......                    757,966     0.84
                                        ------------   ------
                                           1,763,805     1.96
                                        ------------   ------
MULTILINE RETAIL
Big Lots, Inc. (a)(b)....       9,996        312,275     0.35
Other Securities(1)......                    272,625     0.30
                                        ------------   ------
                                             584,900     0.65
                                        ------------   ------
OIL, GAS & CONSUMABLE FUELS
Linn Energy LLC..........      14,080        349,888     0.39
Magellan Midstream
  Partners LP............       8,268        294,258     0.33
TEPPCO Partners LP (a)...       9,467        314,210     0.35
Whiting Petroleum Corp.
  (b)....................       5,226        554,374     0.62
Other Securities(1)......                  4,641,723     5.16
                                        ------------   ------
                                           6,154,453     6.85
                                        ------------   ------
PAPER & FOREST PRODUCTS
Other Securities(1)......                    487,290     0.54
                                        ------------   ------
PERSONAL PRODUCTS
Other Securities(1)......                    389,561     0.43
                                        ------------   ------
PHARMACEUTICALS
Watson Pharmaceuticals,
  Inc. (b)...............      12,771        346,988     0.39
Other Securities(1)......                    210,648     0.23
                                        ------------   ------
                                             557,636     0.62
                                        ------------   ------
REAL ESTATE INVESTMENT TRUSTS
Alexandria Real Estate
  Equities, Inc. (a).....       3,980        387,413     0.43
Douglas Emmett, Inc.
  (a)....................      13,337        293,014     0.33
Essex Property Trust,
  Inc. (a)...............       3,143        334,730     0.37
Health Care REIT, Inc.
  (a)....................      10,976        488,432     0.54
Nationwide Health
  Properties, Inc. ......      11,815        372,054     0.41
Rayonier, Inc. (a).......       9,623        408,593     0.45
Other Securities(1)......                  7,565,016     8.43
                                        ------------   ------
                                           9,849,252    10.96
                                        ------------   ------
REAL ESTATE MANAGEMENT & DEVELOPMENT
Other Securities(1)......                    152,444     0.17
                                        ------------   ------
ROAD & RAIL
Kansas City Southern
  (a)(b).................       9,552        420,192     0.47
Ryder Systems, Inc. (a)..       7,037        484,709     0.54
Other Securities(1)......                    765,519     0.85
                                        ------------   ------
                                           1,670,420     1.86
                                        ------------   ------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Other Securities(1)......                    809,825     0.90
                                        ------------   ------
SOFTWARE
Compuware Corp. (a)(b)...      33,755        322,023     0.36
Other Securities(1)......                    547,894     0.61
                                        ------------   ------
                                             869,917     0.97
                                        ------------   ------
SPECIALTY RETAIL
Other Securities(1)......                  1,987,526     2.21
                                        ------------   ------
TEXTILES, APPAREL & LUXURY GOODS
Hanesbrands, Inc.
  (a)(b).................      11,883        322,505     0.36
Other Securities(1)......                  1,021,865     1.14
                                        ------------   ------
                                           1,344,370     1.50
                                        ------------   ------
THRIFTS & MORTGAGE FINANCE
Other Securities(1)......                  1,662,491     1.85
                                        ------------   ------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        % OF
                                                         NET
SECURITY DESCRIPTION         SHARES         VALUE      ASSETS
--------------------         ------         -----      ------
TOBACCO
Other Securities(1)......               $    282,877     0.31%
                                        ------------   ------
TRADING COMPANIES & DISTRIBUTORS
Other Securities(1)......                    879,704     0.98
                                        ------------   ------
TRANSPORTATION INFRASTRUCTURE
Other Securities(1)......                    140,461     0.16
                                        ------------   ------
WATER UTILITIES
Other Securities(1)......                    457,548     0.51
                                        ------------   ------
WIRELESS TELECOMMUNICATION SERVICES
Other Securities(1)......                     77,780     0.09
                                        ------------   ------
TOTAL COMMON STOCKS --
  (Cost $107,213,466)....                 89,618,940    99.74
                                        ------------   ------
SHORT TERM INVESTMENTS
MONEY MARKET FUNDS
State Street Navigator
  Securities Lending
  Prime Portfolio
  (c)(d).................  25,747,911     25,747,911    28.65
STIC Prime Portfolio.....     829,355        829,355     0.92
                                        ------------   ------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $26,577,266).....                 26,577,266    29.57
                                        ------------   ------
TOTAL INVESTMENTS
  (Cost $133,790,732)....                116,196,206   129.31
OTHER ASSETS AND
  LIABILITIES............                (26,339,954)  (29.31)
                                        ------------   ------
NET ASSETS...............               $ 89,856,252   100.00
                                        ============   ======




(1) Other securities are those securities, which individually, are not on one of the 50 largest unaffiliated issuers and which represent less than one percent of the net assets of the Fund as of June 30, 2007.
(a)   Security, or portion thereof, was on loan as of June 30, 2008.
(b)   Non-income producing security.
(c)   Investments of cash collateral for securities loaned.
(d)   Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ GLOBAL TITANS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES        VALUE
--------------------              ------        -----
COMMON STOCKS -- 99.5%
AUSTRALIA -- 2.1%
BHP Billiton Ltd. ADR.........     40,100   $  3,416,119
                                            ------------
BRAZIL -- 1.3%
Petroleo Brasileiro SA ADR....     37,100      2,149,945
                                            ------------
FINLAND -- 1.4%
Nokia Oyj ADR.................     90,923      2,227,613
                                            ------------
FRANCE -- 3.8%
BNP Paribas SA................     20,429      1,852,035
Total SA ADR..................     50,665      4,320,204
                                            ------------
                                               6,172,239
                                            ------------
GERMANY -- 4.4%
Allianz SE ADR................    108,280      1,889,486
E.ON AG.......................     15,100      3,048,792
Siemens AG ADR................     20,684      2,277,929
                                            ------------
                                               7,216,207
                                            ------------
ITALY -- 1.3%
Eni SpA ADR...................     29,081      2,158,683
                                            ------------
JAPAN -- 3.4%
Mitsubishi UFJ Financial
  Group, Inc. ADR.............    250,863      2,207,594
Toyota Motor Corp. ADR (a)....     35,607      3,347,058
                                            ------------
                                               5,554,652
                                            ------------
NETHERLANDS -- 0.9%
ING Groep N.V. ADR(a).........     48,793      1,539,419
                                            ------------
SOUTH KOREA -- 1.1%
Samsung Electronics Co., Ltd.
  GDR*........................      5,912      1,742,562
                                            ------------
SPAIN -- 3.3%
Banco Santander SA ADR........    149,700      2,723,043
Telefonica SA ADR.............     33,372      2,655,744
                                            ------------
                                               5,378,787
                                            ------------
SWITZERLAND -- 6.4%
Nestle SA.....................     94,480      4,281,560
Novartis AG ADR...............     58,558      3,223,032
Roche Holding AG..............     16,838      3,041,618
                                            ------------
                                              10,546,210
                                            ------------
UNITED KINGDOM -- 14.9%
BP PLC ADR....................     75,102      5,224,846
GlaxoSmithKline PLC ADR.......     64,165      2,837,376
HSBC Holdings PLC ADR (a).....     57,452      4,406,568
Rio Tinto PLC ADR (a).........      6,000      2,970,000
Royal Bank of Scotland Group
  PLC ADR (a).................    386,300      1,657,227
Royal Dutch Shell PLC ADR.....     42,495      3,472,267
Vodafone Group PLC ADR........    127,156      3,746,016
                                            ------------
                                              24,314,300
                                            ------------
UNITED STATES -- 55.2%
Abbott Laboratories...........     36,816      1,950,143
American International Group,
  Inc. (a)....................     55,957      1,480,622
Apple, Inc. (b)...............     21,000      3,516,240
AT&T, Inc. ...................    142,205      4,790,886
Bank of America Corp. (a).....    109,034      2,602,642
Chevron Corp. ................     49,713      4,928,050
Cisco Systems, Inc. (b).......    142,661      3,318,295
Citigroup, Inc. ..............    130,286      2,183,593
ConocoPhillips................     34,123      3,220,870
Exxon Mobil Corp. ............    128,782     11,349,558
General Electric Co. .........    238,969      6,378,083
Hewlett-Packard Co. ..........     58,970      2,607,064
Intel Corp. ..................    137,492      2,953,328
International Business
  Machines Corp. .............     33,161      3,930,573
Johnson & Johnson.............     67,765      4,360,000
JPMorgan Chase & Co. (a)......     82,649      2,835,687
Merck & Co., Inc. ............     51,359      1,935,721
Microsoft Corp. ..............    199,509      5,488,493
PepsiCo, Inc. ................     38,174      2,427,485
Pfizer, Inc. .................    163,432      2,855,157
Philip Morris International,
  Inc. .......................     50,203      2,479,526
Procter & Gamble Co. .........     73,598      4,475,494
The Coca-Cola Co. ............     50,992      2,650,564
Verizon Communications,
  Inc. .......................     68,402      2,421,431
Wal-Mart Stores, Inc. ........     58,341      3,278,765
                                            ------------
                                              90,418,270
                                            ------------
TOTAL COMMON STOCKS --
  (Cost $165,578,329).........               162,835,006
                                            ------------
SHORT TERM INVESTMENTS -- 6.7%
MONEY MARKET FUNDS -- 6.7%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  9,222,538      9,222,538
STIC Prime Portfolio..........  1,803,281      1,803,281
                                            ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $11,025,819)..........                11,025,819
                                            ------------
TOTAL INVESTMENTS -- 106.2%
  (Cost $176,604,148).........               173,860,825
OTHER ASSET AND
  LIABILITIES -- (6.2)%.......               (10,206,894)
                                            ------------
NET ASSETS -- 100.0%..........              $163,653,931
                                            ============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
  * Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.1% of net assets as of June 30, 2008, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.


See accompanying notes to financial statements.

DJ WILSHIRE REIT ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION             SHARES          VALUE
--------------------             ------          -----
COMMON STOCKS -- 99.6%
DIVERSIFIED REIT'S -- 7.8%
Colonial Properties Trust
  (a).......................      222,667   $    4,457,793
Liberty Property Trust (a)..      496,529       16,459,936
PS Business Parks, Inc. ....       82,166        4,239,766
Vornado Realty Trust........      770,618       67,814,384
Washington Real Estate
  Investment Trust..........      264,715        7,954,686
                                            --------------
                                               100,926,565
                                            --------------
INDUSTRIAL REIT'S -- 9.9%
AMB Property Corp. .........      524,297       26,414,083
DCT Industrial Trust, Inc.
  (a).......................      919,541        7,613,799
DuPont Fabros Technology,
  Inc. (a)..................      189,851        3,538,823
EastGroup Properties, Inc.
  (a).......................      133,302        5,718,656
First Industrial Realty
  Trust, Inc. (a)...........      237,208        6,516,104
First Potomac Realty Trust
  (a).......................      131,019        1,996,730
ProLogis....................    1,404,001       76,307,454
                                            --------------
                                               128,105,649
                                            --------------
OFFICE REIT'S -- 16.9%
Alexandria Real Estate
  Equities, Inc.............      170,715       16,617,398
BioMed Realty Trust, Inc....      381,676        9,362,512
Boston Properties, Inc. ....      637,118       57,480,786
Brandywine Realty Trust.....      467,568        7,368,872
Corporate Office Properties
  Trust (a).................      253,667        8,708,388
Cousins Properties, Inc.
  (a).......................      234,786        5,423,557
Digital Realty Trust, Inc.
  (a).......................      323,700       13,242,567
Douglas Emmett, Inc. .......      577,499       12,687,653
Duke Realty Corp............      779,745       17,505,275
Highwoods Properties, Inc.
  (a).......................      303,817        9,545,930
HRPT Properties Trust.......    1,207,347        8,173,739
Kilroy Realty Corp. (a).....      175,300        8,244,359
Mack-Cali Realty Corp. .....      351,657       12,016,120
Maguire Properties, Inc.
  (a).......................      198,286        2,413,141
Parkway Properties, Inc. ...       81,685        2,755,235
SL Green Realty Corp. ......      311,877       25,798,465
                                            --------------
                                               217,343,997
                                            --------------
RESIDENTIAL REIT'S -- 15.6%
American Campus Communities,
  Inc. (a)..................      205,901        5,732,284
Apartment Investment &
  Management Co. (Class A)..      480,664       16,371,416
Associated Estates Realty
  Corp. (a).................       83,186          890,922
Avalonbay Communities, Inc.
  (a).......................      411,525       36,691,569
BRE Properties, Inc. (Class
  A) (a)....................      273,884       11,853,700
Camden Property Trust (a)...      282,162       12,488,490
Education Realty Trust,
  Inc.......................      152,623        1,778,058
Equity Lifestyle Properties,
  Inc. (a)..................      119,964        5,278,416
Equity Residential..........    1,451,654       55,554,799
Essex Property Trust, Inc.
  (a).......................      136,613       14,549,284
Home Properties, Inc. (a)...      170,694        8,203,554
Mid-America Apartment
  Communities, Inc. ........      140,578        7,175,101
Post Properties, Inc. (a)...      236,220        7,027,545
Sun Communities, Inc. (a)...       90,005        1,640,791
UDR, Inc. ..................      689,177       15,423,781
                                            --------------
                                               200,659,710
                                            --------------
RETAIL REIT'S -- 27.9%
Acadia Realty Trust (a).....      161,719        3,743,795
Alexander's, Inc. (a)(b)....       13,876        4,309,886
CBL & Associates Properties,
  Inc. (a)..................      355,108        8,110,667
Cedar Shopping Centers,
  Inc. .....................      236,808        2,775,390
Developers Diversified
  Realty Corp. (a)..........      639,705       22,204,161
Equity One, Inc. (a)........      200,487        4,120,008
Federal Realty Investment
  Trust (a).................      314,636       21,709,884
General Growth Properties,
  Inc. (a)..................    1,346,765       47,177,178
Glimcher Realty Trust (a)...      201,724        2,255,274
Inland Real Estate Corp.
  (a).......................      319,214        4,603,066
Kimco Realty Corp. (a)......    1,174,883       40,556,961
Kite Realty Group Trust
  (a).......................      154,648        1,933,100
Pennsylvania Real Estate
  Investment Trust (a)......      210,661        4,874,696
Ramco-Gershenson Properties
  Trust (a).................       98,843        2,030,235
Regency Centers Corp. ......      370,662       21,913,537
Saul Centers, Inc. .........       62,055        2,915,964
Simon Property Group,
  Inc. .....................    1,196,351      107,539,991
Tanger Factory Outlet
  Centers, Inc. (a).........      167,379        6,013,927
Taubman Centers, Inc. ......      281,721       13,705,727
The Macerich Co. ...........      400,333       24,872,689
Weingarten Realty Investors
  (a).......................      416,415       12,625,703
                                            --------------
                                               359,991,839
                                            --------------
SPECIALIZED REIT'S -- 21.5%
Ashford Hospitality Trust,
  Inc. .....................      640,811        2,960,547
DiamondRock Hospitality
  Co. ......................      512,041        5,576,126
Extra Space Storage, Inc.
  (a).......................      425,408        6,534,267
FelCor Lodging Trust,
  Inc. .....................      331,948        3,485,454
HCP, Inc. ..................    1,257,967       40,015,930
Health Care REIT, Inc. (a)..      480,971       21,403,209
Healthcare Realty Trust,
  Inc. (a)..................      271,432        6,451,939
Hersha Hospitality Trust....      252,622        1,907,296
Hospitality Properties
  Trust.....................      502,586       12,293,254
Host Hotels & Resorts,
  Inc. .....................    2,789,534       38,077,139
LaSalle Hotel Properties
  (a).......................      214,066        5,379,479
Nationwide Health
  Properties, Inc. .........      516,100       16,251,989
Public Storage..............      688,481       55,622,380
Senior Housing Properties
  Trust.....................      599,457       11,707,395
Sovran Self Storage, Inc. ..      117,060        4,865,014
Strategic Hotels & Resorts,
  Inc. (a)..................      398,187        3,731,012
Sunstone Hotel Investors,
  Inc. (a)..................      314,483        5,220,418
U-Store-It Trust............      252,510        3,017,494
Universal Health Realty
  Income Trust (a)..........       58,731        1,761,930
Ventas, Inc. ...............      736,656       31,359,446
                                            --------------
                                               277,621,718
                                            --------------
TOTAL COMMON STOCKS --
  (Cost $1,504,282,412).....                 1,284,649,478
                                            --------------


See accompanying notes to financial statements.

DJ WILSHIRE REIT ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION             SHARES          VALUE
--------------------             ------          -----
SHORT TERM INVESTMENTS -- 11.2%
MONEY MARKET FUNDS -- 11.2%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)..........  125,989,046   $  125,989,046
STIC Prime Portfolio........   18,156,296       18,156,296
                                            --------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $144,145,342).......                   144,145,342
                                            --------------
TOTAL INVESTMENTS -- 110.8%
  (Cost $1,648,427,754).....                 1,428,794,820
OTHER ASSETS AND
  LIABILITIES -- (10.8)%....                  (138,998,660)
                                            --------------
NET ASSETS -- 100.0%........                $1,289,796,160
                                            ==============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

KBW BANK ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION             SHARES         VALUE
--------------------             ------         -----
COMMON STOCKS -- 99.6%
ASSET MANAGEMENT & CUSTODY BANKS -- 14.7%
Northern Trust Corp. ........     573,516   $  39,325,992
State Street Corp. (a).......     726,298      46,475,809
The Bank of New York Mellon
  Corp. .....................   1,174,016      44,413,025
                                            -------------
                                              130,214,826
                                            -------------
CONSUMER FINANCE -- 4.4%
Capital One Financial Corp.
  (b)........................   1,027,929      39,071,581
                                            -------------
DIVERSIFIED BANKS -- 21.1%
Comerica, Inc. (b)...........     944,082      24,196,822
U.S. Bancorp.................   1,720,441      47,983,099
Wachovia Corp. ..............   2,636,026      40,937,484
Wells Fargo & Co. ...........   3,101,291      73,655,661
                                            -------------
                                              186,773,066
                                            -------------
OTHER DIVERSIFIED FINANCIAL SERVICES -- 24.1%
Bank of America Corp. .......   2,836,210      67,700,333
Citigroup, Inc. .............   3,626,092      60,773,302
JPMorgan Chase & Co. ........   2,448,070      83,993,281
                                            -------------
                                              212,466,916
                                            -------------
REGIONAL BANKS -- 30.8%
BB&T Corp. (b)...............   1,723,037      39,233,553
Fifth Third Bancorp (b)......   1,846,191      18,794,224
Huntington Bancshares, Inc.
  (b)........................   1,720,403       9,926,725
Keycorp......................   1,848,925      20,301,197
M&T Bank Corp. (b)...........     537,000      37,879,980
Marshall & Ilsley Corp. (b)..     921,022      14,119,267
National City Corp. (b)......   2,587,345      12,341,636
PNC Financial Services Group,
  Inc. ......................     674,898      38,536,676
Regions Financial Corp. (b)..   2,257,319      24,627,350
SunTrust Banks, Inc. ........     902,170      32,676,598
Zions Bancorp (b)............     743,860      23,424,151
                                            -------------
                                              271,861,357
                                            -------------
THRIFTS & MORTGAGE FINANCE -- 4.5%
People's United Financial,
  Inc. (b)...................   1,820,440      28,398,864
Washington Mutual, Inc. (b)..   2,268,151      11,181,985
                                            -------------
                                               39,580,849
                                            -------------
TOTAL COMMON STOCKS --
  (Cost $1,195,724,223)......                 879,968,595
                                            -------------
SHORT TERM INVESTMENTS -- 12.7%
MONEY MARKET FUNDS -- 12.7%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)...........  99,463,820      99,463,820
STIC Prime Portfolio.........  12,423,516      12,423,516
                                            -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $111,887,336)........                 111,887,336
                                            -------------
TOTAL INVESTMENTS -- 112.3%
  (Cost $1,307,611,559)......                 991,855,931
OTHER ASSETS AND
  LIABILITIES -- (12.3)%.....                (108,575,647)
                                            -------------
NET ASSETS -- 100.0%.........               $ 883,280,284
                                            =============




(a)    Affiliated issuer. (Note 3)
(b)    Security, or portion thereof, was on loan at June 30, 2008.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

KBW CAPITAL MARKETS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
ASSET MANAGEMENT & CUSTODY BANKS -- 27.5%
Franklin Resources, Inc. (a)..      47,948   $  4,394,434
Janus Capital Group, Inc.
  (a).........................     198,719      5,260,092
Legg Mason, Inc. .............      64,691      2,818,587
SEI Investments Co. ..........     216,321      5,087,870
State Street Corp. (b)........     154,087      9,860,027
T. Rowe Price Group, Inc.
  (a).........................      85,751      4,842,359
                                             ------------
                                               32,263,369
                                             ------------
INVESTMENT BANKING & BROKERAGE -- 50.2%
E*TRADE Financial Corp.
  (a)(c)......................     249,155        782,347
Investment Technology Group,
  Inc. (a)(c).................      77,567      2,595,392
Jefferies Group, Inc. (a).....     126,650      2,130,253
Knight Capital Group, Inc.
  (a)(c)......................     182,730      3,285,485
Lehman Brothers Holdings, Inc.
  (a).........................     169,942      3,366,551
Merrill Lynch & Co., Inc.
  (a).........................     238,658      7,567,845
Morgan Stanley (a)............     269,851      9,733,526
optionsXpress Holdings, Inc.
  (a).........................      98,163      2,192,961
Raymond James Financial, Inc.
  (a).........................     180,843      4,772,447
TD Ameritrade Holding Corp.
  (a)(c)......................     283,971      5,137,035
The Charles Schwab Corp. .....     299,986      6,161,712
The Goldman Sachs Group,
  Inc. .......................      63,703     11,141,655
                                             ------------
                                               58,867,209
                                             ------------
SPECIALIZED FINANCE -- 22.2%
CME Group, Inc. (a)...........      21,488      8,233,987
Interactive Brokers Group,
  Inc. (Class A) (a)(c).......      12,229        392,918
Intercontinental Exchange,
  Inc. (a)(c).................      34,846      3,972,444
Nymex Holdings, Inc. (a)......      56,149      4,743,467
NYSE Euronext (a).............      87,879      4,451,950
The Nasdaq OMX Group, Inc.
  (a)(c)......................     158,405      4,205,653
                                             ------------
                                               26,000,419
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $164,661,608).........                117,130,997
                                             ------------
SHORT TERM INVESTMENTS -- 22.9%
MONEY MARKET FUNDS -- 22.9%
State Street Navigator
  Securities Lending Prime
  Portfolio(d)(e).............  26,491,439     26,491,439
STIC Prime Portfolio..........     426,072        426,072
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $26,917,511)..........                 26,917,511
                                             ------------
TOTAL INVESTMENTS -- 122.8%
  (Cost $191,579,119).........                144,048,508
OTHER ASSET AND
  LIABILITIES -- (22.8)%......                (26,748,171)
                                             ------------
NET ASSETS -- 100.0%..........               $117,300,337
                                             ============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Affiliated issuer. (Note 3)
(c)    Non-income producing security.
(d)    Investments of cash collateral for securities loaned.
(e)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

KBW INSURANCE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.7%
INSURANCE BROKERS -- 9.0%
AON Corp. (a).................      59,241   $  2,721,532
Marsh & McLennan Cos., Inc. ..     113,338      3,009,124
                                             ------------
                                                5,730,656
                                             ------------
LIFE & HEALTH INSURANCE -- 35.5%
AFLAC, Inc. ..................      64,618      4,058,010
Lincoln National Corp. (a)....      55,480      2,514,354
MetLife, Inc. ................     115,124      6,075,093
Principal Financial Group,
  Inc. (a)....................      48,936      2,053,844
Prudential Financial, Inc.
  (a).........................      78,994      4,719,102
Unum Group (a)................     149,768      3,062,756
                                             ------------
                                               22,483,159
                                             ------------
MULTI-LINE INSURANCE -- 15.8%
American International Group,
  Inc. (a)....................     175,016      4,630,923
Assurant, Inc. ...............      18,998      1,253,108
Genworth Financial, Inc.
  (Class A)...................      88,078      1,568,669
Hartford Financial Services
  Group, Inc. ................      39,703      2,563,623
                                             ------------
                                               10,016,323
                                             ------------
PROPERTY & CASUALTY INSURANCE -- 36.1%
ACE, Ltd. (a).................      47,808      2,633,743
Axis Capital Holdings, Ltd.
  (a).........................      46,230      1,378,116
Chubb Corp. (a)...............      62,723      3,074,054
Cincinnati Financial Corp.
  (a).........................      59,935      1,522,349
Fidelity National Financial,
  Inc. (a)....................      52,087        656,296
MBIA, Inc. (a)................      79,677        349,782
The Allstate Corp. ...........     109,427      4,988,777
The Progressive Corp. (a).....     151,598      2,837,915
The Travelers Cos., Inc. .....     105,817      4,592,458
XL Capital, Ltd. (Class A)
  (a).........................      40,758        837,984
                                             ------------
                                               22,871,474
                                             ------------
REINSURANCE -- 2.7%
Everest Re Group, Ltd. .......      21,778      1,735,924
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.6%
MGIC Investment Corp. (a).....      60,466        369,447
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $92,274,322)..........                 63,206,983
                                             ------------
SHORT TERM INVESTMENTS -- 17.9%
MONEY MARKET FUNDS -- 17.9%
State Street Navigator
  Securities Lending Prime
  Portfolio (b)(c)............  10,865,370     10,865,370
STIC Prime Portfolio..........     451,113        451,113
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $11,316,483)..........                 11,316,483
                                             ------------
TOTAL INVESTMENTS -- 117.6%
  (Cost $103,590,805).........                 74,523,466
OTHER ASSETS AND
  LIABILITIES -- (17.6)%......                (11,149,649)
                                             ------------
NET ASSETS -- 100.0%..........               $ 63,373,817
                                             ============





(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Investments of cash collateral for securities loaned.
(c)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

MORGAN STANLEY TECHNOLOGY ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
COMMUNICATIONS EQUIPMENT -- 18.6%
Alcatel-Lucent ADR (a)........   1,010,163   $  6,101,385
Cisco Systems, Inc. (a)(b)....     260,670      6,063,184
Juniper Networks, Inc.
  (a)(b)......................     214,854      4,765,462
Motorola, Inc.................     457,538      3,358,329
QUALCOMM, Inc.................     186,578      8,278,466
Research In Motion, Ltd. (a)..      62,827      7,344,476
Telefonaktiebolaget LM
  Ericsson (Class B) ADR (b)..     639,278      6,648,491
                                             ------------
                                               42,559,793
                                             ------------
COMPUTERS & PERIPHERALS -- 17.2%
Apple, Inc. (a)...............      38,410      6,431,370
Dell, Inc. (a)................     299,648      6,556,298
EMC Corp. (a).................     391,278      5,747,874
Hewlett-Packard Co............     143,237      6,332,508
International Business
  Machines Corp...............      67,067      7,949,452
NetApp, Inc. (a)(b)...........     290,761      6,297,883
                                             ------------
                                               39,315,385
                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.5%
Flextronics International,
  Ltd. (a)....................     613,129      5,763,413
                                             ------------
INTERNET & CATALOG RETAIL -- 2.6%
Amazon.com, Inc. (a)(b).......      81,653      5,987,614
                                             ------------
INTERNET SOFTWARE & SERVICES -- 7.9%
eBay, Inc. (a)................     217,340      5,939,902
Google, Inc. (Class A) (a)....      10,722      5,644,275
Yahoo!, Inc. (a)..............     310,478      6,414,476
                                             ------------
                                               17,998,653
                                             ------------
IT SERVICES -- 13.4%
Accenture, Ltd. (Class A).....     196,019      7,981,894
Automatic Data Processing,
  Inc. (b)....................     165,802      6,947,104
Electronic Data Systems
  Corp........................     352,197      8,678,134
Infosys Technologies, Ltd. ADR
  (b).........................     165,120      7,176,115
                                             ------------
                                               30,783,247
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT -- 17.1%
Analog Devices, Inc. (b)......     234,005      7,434,339
Applied Materials, Inc........     415,577      7,933,365
Broadcom Corp. (Class A)
  (a)(b)......................     281,719      7,688,111
Intel Corp....................     276,561      5,940,530
NVIDIA Corp. (a)..............     212,000      3,968,640
Texas Instruments, Inc. (b)...     220,318      6,204,155
                                             ------------
                                               39,169,140
                                             ------------
SOFTWARE -- 20.6%
Adobe Systems, Inc. (a).......     176,737      6,961,671
Electronic Arts, Inc. (a).....     126,343      5,613,420
Intuit, Inc. (a)..............     234,997      6,478,867
Microsoft Corp................     206,791      5,688,820
Oracle Corp. (a)..............     328,008      6,888,168
Salesforce.com, Inc. (a)(b)...     116,769      7,967,149
SAP AG ADR....................     144,940      7,552,823
                                             ------------
                                               47,150,918
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $252,291,380).........                228,728,163
                                             ------------
SHORT TERM INVESTMENTS -- 8.8%
MONEY MARKET FUNDS -- 8.8%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  19,361,762     19,361,762
STIC Prime Portfolio..........     663,391        663,391
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $20,025,153)..........                 20,025,153
                                             ------------
TOTAL INVESTMENTS -- 108.7%
  (Cost $272,316,533).........                248,753,316
OTHER ASSETS AND
  LIABILITIES -- (8.7)%.......                (19,882,846)
                                             ------------
NET ASSETS -- 100.0%..........               $228,870,470
                                             ============





(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2008.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.
ADR = American Depositary Receipt


See accompanying notes to financial statements.

SPDR S&P DIVIDEND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.5%
BEVERAGES -- 4.1%
Anheuser-Busch Cos., Inc. ....      50,781   $  3,154,516
PepsiCo, Inc. ................      48,367      3,075,657
The Coca-Cola Co. ............      61,539      3,198,797
                                             ------------
                                                9,428,970
                                             ------------
CHEMICALS -- 6.0%
PPG Industries, Inc. (a)......      71,184      4,083,826
Rohm & Haas Co. (a)...........      74,900      3,478,356
RPM International, Inc. ......     162,803      3,353,742
Valspar Corp. (a).............     149,255      2,822,412
                                             ------------
                                               13,738,336
                                             ------------
COMMERCIAL BANKS -- 27.2%
Associated Bancorp (a)........     239,097      4,612,181
BB&T Corp. (a)................     273,265      6,222,244
Comerica, Inc. (a)............     265,872      6,814,299
Fifth Third Bancorp (a).......     552,945      5,628,980
FirstMerit Corp. .............     394,555      6,435,192
Keycorp (a)...................     588,475      6,461,456
M&T Bank Corp. (a)............      52,122      3,676,686
Regions Financial Corp. (a)...     547,701      5,975,418
Synovus Financial Corp. (a)...     737,376      6,437,293
U.S. Bancorp (a)..............     210,257      5,864,068
Wilmington Trust Corp. (a)....     174,351      4,609,840
                                             ------------
                                               62,737,657
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.9%
ABM Industries, Inc. (a)......     132,450      2,947,012
Avery Dennison Corp. (a)......      83,546      3,670,176
Pitney Bowes, Inc. ...........     139,108      4,743,583
                                             ------------
                                               11,360,771
                                             ------------
COMPUTERS & PERIPHERALS -- 1.3%
Diebold, Inc. ................      84,202      2,995,907
                                             ------------
CONTAINERS & PACKAGING -- 1.7%
Sonoco Products Co. ..........     123,490      3,822,016
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.4%
Bank of America Corp. ........     325,110      7,760,376
                                             ------------
ELECTRICAL EQUIPMENT -- 1.0%
Emerson Electric Co. .........      47,230      2,335,524
                                             ------------
GAS UTILITIES -- 7.3%
National Fuel Gas Co. (a).....      44,817      2,665,715
Northwest Natural Gas Co.
  (a).........................      92,223      4,266,236
Piedmont Natural Gas Co., Inc.
  (a).........................     183,029      4,788,039
WGL Holdings, Inc. (a)........     150,644      5,233,372
                                             ------------
                                               16,953,362
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
McDonald's Corp. .............      58,042      3,263,121
                                             ------------
HOUSEHOLD DURABLES -- 4.0%
Leggett & Platt, Inc. (a).....     369,627      6,198,645
The Stanley Works.............      69,595      3,119,944
                                             ------------
                                                9,318,589
                                             ------------
HOUSEHOLD PRODUCTS -- 3.8%
Kimberly-Clark Corp. .........      76,644      4,581,779
The Clorox Co. ...............      78,396      4,092,271
                                             ------------
                                                8,674,050
                                             ------------
INDUSTRIAL CONGLOMERATES -- 3.4%
3M Co. .......................      44,122      3,070,450
General Electric Co. .........     176,225      4,703,445
                                             ------------
                                                7,773,895
                                             ------------
INSURANCE -- 3.2%
Chubb Corp. ..................      59,665      2,924,182
Cincinnati Financial Corp. ...     174,535      4,433,189
                                             ------------
                                                7,357,371
                                             ------------
IT SERVICES -- 1.5%
Automatic Data Processing,
  Inc. (a)....................      80,989      3,393,439
                                             ------------
MEDIA -- 2.5%
Gannett Co., Inc. (a).........     262,044      5,678,493
                                             ------------
MULTI-UTILITIES -- 10.7%
Black Hills Corp. (a).........     146,561      4,698,746
Consolidated Edison, Inc.
  (a).........................     184,932      7,228,992
Integrys Energy Group, Inc.
  (a).........................     134,422      6,832,670
Vectren Corp. ................     191,563      5,978,681
                                             ------------
                                               24,739,089
                                             ------------
PHARMACEUTICALS -- 8.7%
Abbott Laboratories...........      60,293      3,193,720
Eli Lilly & Co. ..............     106,552      4,918,441
Johnson & Johnson.............      54,285      3,492,697
Pfizer, Inc. .................     485,826      8,487,380
                                             ------------
                                               20,092,238
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
V. F. Corp. ..................      54,458      3,876,320
                                             ------------
WATER UTILITIES -- 1.7%
American States Water Co.
  (a).........................     111,377      3,891,512
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $293,806,421).........                229,191,036
                                             ------------
SHORT TERM INVESTMENTS -- 22.4%
MONEY MARKET FUNDS -- 22.4%
State Street Navigator
  Securities Lending Prime
  Portfolio (b)(c)............  48,339,022     48,339,022
STIC Prime Portfolio..........   3,279,171      3,279,171
                                             ------------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $51,618,193)..........                 51,618,193
                                             ------------
TOTAL INVESTMENTS -- 121.9%
  (Cost $345,424,614).........                280,809,229
OTHER ASSETS AND
  LIABILITIES -- (21.9)%......                (50,430,763)
                                             ------------
NET ASSETS -- 100.0%..........               $230,378,466
                                             ============





(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Investments of cash collateral for securities loaned.
(c)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR S&P BIOTECH ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.8%
BIOTECHNOLOGY -- 99.8%
Alexion Pharmaceuticals, Inc.
  (a)(b)......................     161,084   $ 11,678,590
Alkermes, Inc. (a)(b).........     861,143     10,643,727
Amgen, Inc. (b)...............     245,593     11,582,166
Amylin Pharmaceuticals, Inc.
  (a)(b)......................     426,925     10,839,626
Biogen Idec, Inc. (a)(b)......     191,273     10,690,248
BioMarin Pharmaceutical, Inc.
  (a)(b)......................     336,534      9,752,755
Celgene Corp. (b).............     186,217     11,893,680
Cephalon, Inc. (a)(b).........     156,010     10,404,307
Cepheid, Inc. (a)(b)..........     404,814     11,383,370
Genentech, Inc. (b)...........     148,426     11,265,533
Genzyme Corp. (b).............     161,225     11,611,424
Gilead Sciences, Inc. (b).....     202,735     10,734,818
ImClone Systems, Inc. (a)(b)..     290,376     11,748,613
Isis Pharmaceuticals, Inc.
  (a)(b)......................     766,789     10,451,334
Martek Biosciences Corp.
  (a)(b)......................     326,322     11,000,315
Medarex, Inc. (a)(b)..........   1,536,686     10,157,494
Myriad Genetics, Inc. (a)(b)..     221,932     10,102,345
Onyx Pharmaceuticals, Inc.
  (a)(b)......................     329,559     11,732,300
OSI Pharmaceuticals, Inc.
  (a)(b)......................     277,204     11,454,069
PDL BioPharma, Inc. (a).......     989,771     10,511,368
Regeneron Pharmaceuticals,
  Inc. (a)(b).................     755,752     10,913,059
Savient Pharmaceuticals, Inc.
  (a)(b)......................     424,129     10,730,464
United Therapeutics Corp.
  (b).........................     116,625     11,400,094
Vertex Pharmaceuticals, Inc.
  (b).........................     332,561     11,130,817
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $288,197,927).........                263,812,516
                                             ------------
SHORT TERM INVESTMENTS -- 28.8%
MONEY MARKET FUNDS -- 28.8%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  72,559,744     72,559,744
STIC Prime Portfolio..........   3,621,665      3,621,665
                                             ------------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $76,181,409)..........                 76,181,409
                                             ------------
TOTAL INVESTMENTS -- 128.6%
  (Cost $364,379,336).........                339,993,925
OTHER ASSET AND
  LIABILITIES -- (28.6)%......                (75,652,178)
                                             ------------
NET ASSETS -- 100.0%..........               $264,341,747
                                             ============





(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR S&P HOMEBUILDERS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION             SHARES         VALUE
--------------------             ------         -----
COMMON STOCKS -- 99.9%
HOME FURNISHINGS -- 24.7%
Ethan Allen Interiors, Inc.
  (a).......................    1,083,635   $  26,657,421
Furniture Brands
  International, Inc. (a)...    2,118,704      28,305,885
Leggett & Platt, Inc. (a)...    1,567,819      26,292,325
Mohawk Industries, Inc.
  (a)(b)....................      409,225      26,231,323
Tempur-Pedic International,
  Inc. (a)..................    3,184,125      24,868,016
                                            -------------
                                              132,354,970
                                            -------------
HOME IMPROVEMENT RETAIL -- 14.2%
Lowe's Cos., Inc............    1,220,344      25,322,138
The Home Depot, Inc.........    1,061,434      24,858,784
The Sherwin-Williams Co.
  (a).......................      558,194      25,637,851
                                            -------------
                                               75,818,773
                                            -------------
HOMEBUILDING -- 61.0%
Beazer Homes USA, Inc.
  (a)(b)....................    5,102,712      28,422,106
Centex Corp. ...............    1,862,345      24,899,552
Champion Enterprises, Inc.
  (a)(b)....................    4,037,823      23,621,264
D.R. Horton, Inc. (a).......    2,283,707      24,778,221
Hovnanian Enterprises, Inc.
  (a)(b)....................    4,401,419      24,119,776
KB HOME (a).................    1,529,947      25,902,003
Lennar Corp. (Class A)(a)...    1,829,294      22,573,488
M.D.C. Holdings, Inc. (a)...      670,065      26,172,739
Meritage Homes Corp.
  (a)(b)....................    1,631,175      24,744,925
NVR, Inc. (a)(b)............       51,359      25,683,609
Pulte Homes, Inc. (a).......    2,491,992      23,997,883
Ryland Group, Inc. .........    1,175,545      25,638,636
Toll Brothers, Inc. (a)(b)..    1,385,408      25,948,692
                                            -------------
                                              326,502,894
                                            -------------
TOTAL COMMON STOCKS --
  (Cost $702,925,767).......                  534,676,637
                                            -------------
SHORT TERM INVESTMENTS -- 25.8%
MONEY MARKET FUNDS -- 25.8%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)..........  134,901,443     134,901,443
STIC Prime Portfolio........    3,356,252       3,356,252
                                            -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $138,257,695).......                  138,257,695
                                            -------------
TOTAL INVESTMENTS -- 125.7%
  (Cost $841,183,462).......                  672,934,332
OTHER ASSETS AND
  LIABILITIES -- (25.7)%....                 (137,381,345)
                                            -------------
NET ASSETS -- 100.0%........                $ 535,552,987
                                            =============





(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR S&P METALS & MINING ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
ALUMINUM -- 4.2%
Alcoa, Inc. ..................     973,659   $ 34,681,734
                                             ------------
COAL & CONSUMABLE FUELS -- 28.2%
Alpha Natural Resources, Inc.
  (b).........................     383,531     39,998,448
Arch Coal, Inc. ..............     495,132     37,149,754
CONSOL Energy, Inc. ..........     329,994     37,081,426
Foundation Coal Holdings, Inc.
  (a).........................     436,126     38,632,041
Massey Energy Co. ............     406,855     38,142,656
Peabody Energy Corp. (a)......     452,675     39,858,034
                                             ------------
                                              230,862,359
                                             ------------
DIVERSIFIED METALS & MINING -- 13.0%
Compass Minerals
  International, Inc. ........     435,164     35,056,812
Freeport-McMoRan Copper &
  Gold, Inc. .................     310,644     36,404,370
Titanium Metals Corp. (a).....   2,479,940     34,694,361
                                             ------------
                                              106,155,543
                                             ------------
GOLD -- 4.7%
Newmont Mining Corp. (a)......     742,701     38,739,284
                                             ------------
PRECIOUS METALS & MINERALS -- 13.4%
Coeur d' Alene Mines Corp.
  (a)(b)......................  11,186,424     32,440,629
Hecla Mining Co. (a)(b).......   4,272,169     39,560,285
Stillwater Mining Co. (a)(b)..   3,180,789     37,628,734
                                             ------------
                                              109,629,648
                                             ------------
STEEL -- 36.4%
AK Steel Holding Corp.........     531,919     36,702,411
Allegheny Technologies, Inc.
  (a).........................     580,409     34,406,646
Cleveland-Cliffs, Inc.........     362,060     43,153,931
Commercial Metals Co. (a).....     953,987     35,965,310
Nucor Corp. ..................     481,191     35,930,532
Reliance Steel & Aluminum Co.
  (a).........................     508,926     39,233,105
Steel Dynamics, Inc. (a)......     934,585     36,514,236
United States Steel Corp. ....     198,868     36,746,829
                                             ------------
                                              298,653,000
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $778,443,581).........                818,721,568
                                             ------------
SHORT TERM INVESTMENTS -- 11.7%
MONEY MARKET FUNDS -- 11.7%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  94,876,401     94,876,401
  STIC Prime Portfolio........   1,023,223      1,023,223
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $95,899,624)..........                 95,899,624
                                             ------------
TOTAL INVESTMENTS -- 111.6%
(Cost $874,343,205)...........                914,621,192
OTHER ASSETS AND
  LIABILITIES -- (11.6)%......                (95,428,631)
                                             ------------
NET ASSETS -- 100.0%..........               $819,192,561
                                             ============





(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 100.0%
OIL & GAS DRILLING -- 37.7%
Diamond Offshore Drilling,
  Inc. (a)(b).................      86,794   $ 12,076,517
ENSCO International, Inc.
  (b).........................     143,496     11,585,867
Helmerich & Payne, Inc. (a)...     157,689     11,356,762
Nabors Industries, Ltd.
  (a)(b)......................     241,080     11,868,368
Noble Corp. ..................     177,528     11,532,219
Patterson-UTI Energy,
  Inc. (a)....................     329,158     11,862,854
Pride International, Inc.
  (b).........................     248,371     11,745,465
Rowan Cos., Inc. (a)..........     252,570     11,807,648
Transocean, Inc. (b)..........      76,341     11,633,605
                                             ------------
                                              105,469,305
                                             ------------
OIL & GAS EQUIPMENT & SERVICES -- 58.1%
Baker Hughes, Inc. ...........     134,539     11,750,636
BJ Services Co. (a)...........     353,233     11,282,262
Cameron International Corp.
  (a)(b)......................     208,201     11,523,925
Dresser-Rand Group, Inc. (b)..     284,875     11,138,613
Exterran Holdings, Inc.
  (a)(b)......................     157,419     11,253,884
FMC Technologies, Inc. (b)....     147,825     11,372,177
Halliburton Co. ..............     226,986     12,046,147
National-Oilwell Varco, Inc.
  (b).........................     134,459     11,929,202
Oceaneering International,
  Inc. (b)....................     142,901     11,010,522
Schlumberger, Ltd. ...........     109,093     11,719,861
Smith International,
  Inc. (a)....................     143,554     11,935,080
Superior Energy Services, Inc.
  (b).........................     206,798     11,402,842
Tidewater, Inc. (a)...........     177,988     11,574,560
Weatherford International,
  Ltd. (b)....................     254,007     12,596,207
                                             ------------
                                              162,535,918
                                             ------------
OIL & GAS EXPLORATION & PRODUCTION -- 4.2%
Helix Energy Solutions Group,
  Inc. (a)(b).................     283,806     11,817,682
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $230,753,713).........                279,822,905
                                             ------------
SHORT TERM INVESTMENTS -- 12.5%
MONEY MARKET FUNDS -- 12.5%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  34,443,666     34,443,666
STIC Prime Portfolio..........     471,336        471,336
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $34,915,002)..........                 34,915,002
                                             ------------
TOTAL INVESTMENTS -- 112.5%
  (Cost $265,668,715).........                314,737,907
OTHER ASSETS AND
  LIABILITIES -- (12.5)%......                (34,789,856)
                                             ------------
NET ASSETS -- 100.0%..........               $279,948,051
                                             ============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.8%
INTEGRATED OIL & GAS -- 13.5%
Chevron Corp. ................      85,312   $  8,456,978
ConocoPhillips................      88,848      8,386,363
Exxon Mobil Corp. ............      97,066      8,554,427
Occidental Petroleum Corp. ...      96,236      8,647,767
SandRidge Energy, Inc.
  (a)(b)......................     125,894      8,130,234
                                             ------------
                                               42,175,769
                                             ------------
OIL & GAS EXPLORATION & PRODUCTION -- 73.4%
Anadarko Petroleum Corp. .....     108,241      8,100,756
Apache Corp. .................      60,195      8,367,105
Berry Petroleum Co. (Class A)
  (a).........................     140,991      8,301,550
Cabot Oil & Gas Corp. ........     126,000      8,533,980
Chesapeake Energy Corp. (a)...     128,851      8,499,012
Cimarex Energy Co. ...........     117,793      8,206,638
Comstock Resources, Inc.
  (a)(b)......................     106,255      8,971,110
Denbury Resources, Inc. (b)...     219,161      7,999,377
Devon Energy Corp. ...........      69,393      8,338,263
Encore Acquisition Co. (b)....     113,242      8,514,666
EOG Resources, Inc. ..........      63,208      8,292,890
EXCO Resources, Inc. (a)(b)...     239,776      8,850,132
Forest Oil Corp. (a)(b).......     114,989      8,566,680
Mariner Energy, Inc. (a)(b)...     231,859      8,571,827
Newfield Exploration Co. (b)..     128,370      8,376,143
Noble Energy, Inc. ...........      86,537      8,702,161
Penn Virginia Corp. ..........     115,000      8,673,300
Petrohawk Energy Corp. (b)....     207,679      9,617,614
Pioneer Natural Resources Co.
  (a).........................     107,319      8,400,931
Plains Exploration &
  Production Co. (a)(b).......     112,251      8,190,955
Quicksilver Resources, Inc.
  (a)(b)......................     207,302      8,010,149
Range Resources Corp. ........     131,663      8,629,193
Southwestern Energy Co. (b)...     180,887      8,612,030
St. Mary Land & Exploration
  Co. ........................     132,765      8,581,930
Ultra Petroleum Corp. (b).....      86,408      8,485,266
Whiting Petroleum Corp. (b)...      80,814      8,572,749
XTO Energy, Inc. (a)..........     117,368      8,040,882
                                             ------------
                                              229,007,289
                                             ------------
OIL & GAS REFINING & MARKETING -- 12.9%
Frontier Oil Corp. (a)........     329,817      7,885,924
Holly Corp. (a)...............     207,454      7,659,202
Sunoco, Inc. (a)..............     212,298      8,638,406
Tesoro Corp. (a)..............     405,022      8,007,285
Valero Energy Corp. ..........     193,861      7,983,196
                                             ------------
                                               40,174,013
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $306,417,957).........                311,357,071
                                             ------------
SHORT TERM INVESTMENTS -- 12.6%
MONEY MARKET FUNDS -- 12.6%
State Street Navigator
  Securities Lending
  Prime Portfolio (c)(d)......  38,608,950     38,608,950
STIC Prime Portfolio..........     811,035        811,035
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $39,419,985)..........                 39,419,985
                                             ------------
TOTAL INVESTMENTS -- 112.4%
  (Cost $345,837,942).........                350,777,056
OTHER ASSET AND
  LIABILITIES -- (12.4)%......                (38,824,641)
                                             ------------
NET ASSETS -- 100.0%..........               $311,952,415
                                             ============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR S&P PHARMACEUTICALS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.9%
PHARMACEUTICALS -- 99.9%
Abbott Laboratories (a)........      8,168   $   432,659
Allergan, Inc. (a).............      7,994       416,088
Alpharma, Inc. (Class A)
  (a)(b).......................     19,054       429,287
Auxilium Pharmaceuticals, Inc.
  (a)(b).......................     12,465       419,073
Barr Pharmaceuticals, Inc.
  (a)(b).......................     10,608       478,209
Bristol-Myers Squibb Co. (a)...     22,267       457,141
Eli Lilly & Co. (a)............      9,293       428,965
Endo Pharmaceuticals Holdings,
  Inc. (a)(b)..................     18,333       443,475
Forest Laboratories, Inc.
  (a)(b).......................     13,644       473,993
Johnson & Johnson..............      6,803       437,705
King Pharmaceuticals, Inc.
  (a)(b).......................     45,111       472,312
Medicis Pharmaceutical Corp.
  (Class A) (a)................     21,103       438,520
Merck & Co., Inc. .............     12,405       467,544
Mylan Laboratories, Inc.
  (a)(b).......................     36,345       438,684
Perrigo Co. (a)................     13,408       425,972
Pfizer, Inc. ..................     25,145       439,283
Schering-Plough Corp. (a)......     23,466       462,046
Sepracor, Inc. (a)(b)..........     21,953       437,304
Valeant Pharmaceuticals
  International (a)(b).........     25,603       438,067
Watson Pharmaceuticals, Inc.
  (a)(b).......................     16,321       443,442
Wyeth..........................      9,107       436,772
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $9,595,538)............                9,316,541
                                             -----------
SHORT TERM INVESTMENTS -- 27.5%
MONEY MARKET FUNDS -- 27.5%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d).............  2,523,940     2,523,940
STIC Prime Portfolio...........     38,300        38,300
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $2,562,240)............                2,562,240
                                             -----------
TOTAL INVESTMENTS -- 127.4%
  (Cost $12,157,778)...........               11,878,781
OTHER ASSETS AND
  LIABILITIES -- (27.4)%.......               (2,550,327)
                                             -----------
NET ASSETS -- 100.0%...........              $ 9,328,454
                                             ===========




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.




See accompanying notes to financial statements.

SPDR S&P RETAIL ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.8%
APPAREL RETAIL -- 41.3%
Abercrombie & Fitch Co. (a)...      77,942   $  4,885,405
Aeropostale, Inc. (a)(b)......     158,746      4,973,512
American Eagle Outfitters,
  Inc. .......................     326,375      4,448,491
AnnTaylor Stores Corp.
  (a)(b)......................     205,664      4,927,709
Charming Shoppes, Inc.
  (a)(b)......................   1,043,933      4,791,653
Chico's FAS, Inc. (a)(b)......     847,185      4,549,384
Collective Brands, Inc.
  (a)(b)......................     422,575      4,914,547
The Dress Barn, Inc. (a)(b)...     362,336      4,848,056
Foot Locker, Inc. ............     396,162      4,932,217
Genesco, Inc. (a)(b)..........     179,507      5,541,381
Guess ?, Inc. ................     132,147      4,948,905
Gymboree Corp. (b)............     121,795      4,880,326
J. Crew Group, Inc. (a)(b)....     154,740      5,107,967
Limited Brands, Inc. .........     288,950      4,868,808
Mens Wearhouse, Inc. (a)......     293,908      4,787,761
Pacific Sunwear of California,
  Inc. (b)....................     575,601      4,909,877
Ross Stores, Inc. ............     140,868      5,003,631
The Buckle, Inc. (a)..........     109,758      5,019,233
The Children's Place Retail
  Stores, Inc. (b)............     147,862      5,337,818
The Gap, Inc. (a).............     301,533      5,026,555
The TJX Cos., Inc. ...........     162,066      5,100,217
Urban Outfitters, Inc.
  (a)(b)......................     155,326      4,844,618
                                             ------------
                                              108,648,071
                                             ------------
COMPUTER & ELECTRONICS RETAIL -- 5.5%
Best Buy Co., Inc. (a)........     125,062      4,952,455
GameStop Corp. (Class A)
  (a)(b)......................     115,869      4,681,108
RadioShack Corp. (a)..........     399,822      4,905,816
                                             ------------
                                               14,539,379
                                             ------------
DEPARTMENT STORES -- 9.4%
J. C. Penney Co., Inc. (a)....     142,663      5,177,240
Kohl's Corp. (b)..............     121,262      4,855,331
Macy's, Inc. .................     251,610      4,886,266
Nordstrom, Inc. (a)...........     155,768      4,719,770
Sears Holdings Corp. (a)(b)...      70,394      5,185,222
                                             ------------
                                               24,823,829
                                             ------------
DRUG RETAIL -- 3.8%
CVS Caremark Corp. ...........     127,210      5,033,700
Walgreen Co. .................     150,027      4,877,378
                                             ------------
                                                9,911,078
                                             ------------
FOOD RETAIL -- 7.8%
Safeway, Inc. ................     176,805      5,047,783
SUPERVALU, Inc. (a)...........     165,954      5,126,319
The Kroger Co. ...............     195,575      5,646,250
Whole Foods Market, Inc. (a)..     199,886      4,735,299
                                             ------------
                                               20,555,651
                                             ------------
FOOTWEAR -- 1.8%
Brown Shoe Co., Inc. (a)......     357,891      4,849,423
                                             ------------
GENERAL MERCHANDISE STORES -- 5.8%
Dollar Tree, Inc. (b).........     149,240      4,878,656
Family Dollar Stores, Inc.
  (a).........................     271,195      5,407,628
Target Corp. .................     105,274      4,894,188
                                             ------------
                                               15,180,472
                                             ------------
HYPERMARKETS & SUPER CENTERS -- 4.0%
Costco Wholesale Corp. .......      76,550      5,369,217
Wal-Mart Stores, Inc. ........      93,506      5,255,037
                                             ------------
                                               10,624,254
                                             ------------
SPECIALTY STORES -- 20.4%
Barnes & Noble, Inc. (a)......     202,355      5,026,498
Blockbuster, Inc. (Class A)
  (a)(b)......................   2,087,759      5,219,398
Dick's Sporting Goods, Inc.
  (a)(b)......................     251,610      4,463,561
Office Depot, Inc. (b)........     434,798      4,756,690
OfficeMax, Inc. ..............     319,862      4,446,082
PetSmart, Inc. (a)............     244,382      4,875,421
Sally Beauty Holdings, Inc.
  (a)(b)......................     858,301      5,544,624
Staples, Inc. ................     213,817      5,078,154
Tiffany & Co. (a).............     116,494      4,747,131
Tractor Supply Co. (a)(b).....     165,866      4,816,749
Zale Corp. (a)(b).............     257,306      4,860,510
                                             ------------
                                               53,834,818
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $294,387,277).........                262,966,975
                                             ------------
SHORT TERM INVESTMENTS -- 11.4%
MONEY MARKET FUNDS -- 11.4%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  28,405,647     28,405,647
STIC Prime Portfolio..........   1,530,473      1,530,473
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $29,936,120)..........                 29,936,120
                                             ------------
TOTAL INVESTMENTS -- 111.2%
  (Cost $324,323,397).........                292,903,095
OTHER ASSETS AND
  LIABILITIES -- (11.2)%......                (29,522,754)
                                             ------------
NET ASSETS -- 100.0%..........               $263,380,341
                                             ============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.




See accompanying notes to financial statements.

SPDR S&P SEMICONDUCTOR ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.8%
SEMICONDUCTORS -- 99.8%
Advanced Micro Devices, Inc.
  (a)(b)......................     274,372   $  1,599,589
Altera Corp. .................      86,252      1,785,416
Analog Devices, Inc. (a)......      57,666      1,832,049
Atheros Communications, Inc.
  (a)(b)......................      59,900      1,797,000
Atmel Corp. (a)(b)............     496,800      1,728,864
Broadcom Corp. (Class A)
  (a)(b)......................      71,309      1,946,023
Cree, Inc. (a)(b).............      76,572      1,746,607
Cypress Semiconductor Corp.
  (a)(b)......................      71,179      1,761,680
Integrated Device Technology,
  Inc. (a)(b).................     186,939      1,858,174
Intel Corp. ..................      85,711      1,841,072
Intersil Corp. (Class A) (a)..      73,804      1,794,913
Linear Technology Corp. (a)...      58,435      1,903,228
LSI Logic Corp. (a)(b)........     272,834      1,675,201
Microchip Technology, Inc.
  (a).........................      60,532      1,848,647
Micron Technology, Inc.
  (a)(b)......................     265,198      1,591,188
Microsemi Corp. (a)(b)........      72,125      1,816,108
National Semiconductor Corp.
  (a).........................      86,816      1,783,201
NVIDIA Corp. (b)..............      97,089      1,817,506
ON Semiconductor Corp.
  (a)(b)......................     205,548      1,884,875
Rambus, Inc. (a)(b)...........      96,646      1,843,039
Texas Instruments, Inc. ......      65,187      1,835,666
Xilinx, Inc. (a)..............      70,133      1,770,858
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $53,130,737)..........                 39,460,904
                                             ------------
SHORT TERM INVESTMENTS -- 26.8%
MONEY MARKET FUNDS -- 26.8%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  10,428,550     10,428,550
STIC Prime Portfolio..........     153,746        153,746
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $10,582,296)..........                 10,582,296
                                             ------------
TOTAL INVESTMENTS -- 126.6%
  (Cost $63,713,033)..........                 50,043,200
OTHER ASSET AND
  LIABILITIES -- (26.6)%......                (10,505,217)
                                             ------------
NET ASSETS -- 100.0%..........               $ 39,537,983
                                             ============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.




See accompanying notes to financial statements.

KBW REGIONAL BANKING ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION             SHARES         VALUE
--------------------             ------         -----
COMMON STOCKS -- 99.6%
REGIONAL BANKS -- 86.2%
Associated Bancorp (a)......      873,542   $  16,850,625
BancorpSouth, Inc. (a)......      726,525      12,706,922
Bank of Hawaii Corp. (a)....      312,613      14,942,901
Boston Private Financial
  Holdings, Inc. (a)........    1,167,876       6,621,857
Cathay General Bancorp (a)..      910,417       9,896,233
Central Pacific Financial
  Corp. (a).................      891,987       9,508,582
Citizens Republic Bancorp,
  Inc. (a)..................    1,995,470       5,627,225
City National Corp. (a).....      413,788      17,408,061
Commerce Bancshares, Inc. ..      367,868      14,589,645
Cullen/Frost Bankers, Inc.
  (a).......................      294,258      14,668,761
CVB Financial Corp. (a).....    2,188,632      20,660,686
East West Bancorp, Inc.
  (a).......................      947,225       6,687,409
F N B Corp. (a).............    1,195,480      14,082,754
First Commonwealth Financial
  Corp. (a).................    2,289,813      21,363,955
First Horizon National Corp.
  (a).......................    1,167,837       8,677,029
First Midwest Bancorp, Inc.
  (a).......................      845,947      15,776,912
FirstMerit Corp. (a)........    1,112,691      18,147,990
Frontier Financial Corp.
  (a).......................    1,186,295      10,107,233
Fulton Financial Corp. (a)..    1,664,506      16,728,285
National Penn Bancshares,
  Inc. (a)..................    1,149,511      15,265,506
Old National Bancorp (a)....    1,360,973      19,407,475
Pacific Capital Bancorp
  (a).......................      974,771      13,432,344
PacWest Bancorp (a).........      606,974       9,031,773
Prosperity Bancshares, Inc.
  (a).......................      800,003      21,384,080
Provident Bankshares Corp.
  (a).......................    1,048,325       6,688,314
Signature Bank (a)(b).......      744,835      19,186,950
South Financial Group, Inc.
  (a).......................    1,342,580       5,262,914
Sterling Bancshares, Inc.
  (a).......................    2,161,004      19,643,526
Sterling Financial
  Corp. -- Washington (a)...    1,075,949       4,454,429
Susquehanna Bancshares, Inc.
  (a).......................    1,259,847      17,247,306
SVB Financial Group (a)(b)..      303,503      14,601,529
Synovus Financial Corp.
  (a).......................    1,140,251       9,954,391
TCF Financial Corp. (a).....    1,158,661      13,938,692
The Colonial BancGroup, Inc.
  (a).......................    1,912,807       8,454,607
Trustmark Corp. (a).........    1,011,553      17,853,911
UCBH Holdings, Inc. (a).....    2,087,513       4,696,904
Umpqua Holdings Corp. (a)...    1,149,518      13,943,653
UnionBanCal Corp. (a).......      441,412      17,841,873
United Bankshares, Inc.
  (a).......................      836,770      19,203,872
Valley National Bancorp
  (a).......................    1,342,593      21,172,692
Westamerica Bancorp (a).....      294,293      15,476,869
Whitney Holding Corp. (a)...      919,568      16,828,094
Wilmington Trust Corp. (a)..      662,063      17,504,946
Wintrust Financial Corp.
  (a).......................      579,280      13,815,828
                                            -------------
                                              611,345,543
                                            -------------
THRIFTS & MORTGAGE FINANCE -- 13.4%
Brookline Bancorp, Inc.
  (a).......................    1,885,173      18,003,402
Corus Bankshares, Inc. (a)..    2,096,646       8,722,047
Hudson City Bancorp, Inc. ..    1,213,831      20,246,701
Provident Financial
  Services, Inc. ...........    1,572,513      22,030,907
Sovereign Bancorp, Inc.
  (a).......................    1,857,619      13,672,076
Webster Financial Corp.
  (a).......................      680,519      12,657,654
                                            -------------
                                               95,332,787
                                            -------------
TOTAL COMMON STOCKS --
  (Cost $860,879,917).......                  706,678,330
                                            -------------
SHORT TERM INVESTMENTS -- 24.6%
MONEY MARKET FUNDS -- 24.6%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)..........  170,496,072     170,496,072
STIC Prime Portfolio........    3,923,295       3,923,295
Federated Prime Obligations
  Fund......................          107             107
                                            -------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $174,419,474).......                  174,419,474
                                            -------------
TOTAL INVESTMENTS -- 124.2%
  (Cost $1,035,299,391).....                  881,097,804
OTHER ASSETS AND
  LIABILITIES -- (24.2)%....                 (171,814,095)
                                            -------------
NET ASSETS -- 100.0%........                $ 709,283,709
                                            =============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.




See accompanying notes to financial statements.

                      (This page intentionally left Blank)

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2008
--------------------------------------------------------------------------------


                                                              SPDR DJ         SPDR            SPDR
                                                             WILSHIRE     DJ WILSHIRE      DJ WILSHIRE
                                                           TOTAL MARKET    LARGE CAP    LARGE CAP GROWTH
                                                                ETF           ETF              ETF
                                                           ------------   -----------   ----------------
ASSETS
  Investments in securities of unaffiliated issuers, at
     value* (Note 2).....................................  $126,831,211   $ 8,949,380     $288,304,505
  Investments in securities of affiliated issuers, at
     value (Note 3)......................................    21,465,231     1,851,799       21,218,292
                                                           ------------   -----------     ------------
     Total Investments...................................   148,296,442    10,801,179      309,522,797
  Cash...................................................            --            --               --
  Receivable for investments sold........................            --            --           92,862
  Dividends receivable (Note 2)..........................       176,362        12,587          122,396
                                                           ------------   -----------     ------------
       TOTAL ASSETS......................................   148,472,804    10,813,766      309,738,055
                                                           ------------   -----------     ------------
LIABILITIES
  Payable upon return of securities loaned...............    21,262,511     1,832,154       20,052,330
  Payable for investments purchased......................       426,432         1,015           16,343
  Distributions payable..................................       648,336        45,755          602,572
  Due to custodian.......................................            --            --               --
  Accrued advisory fee (Note 3)..........................        21,830         1,544           49,940
  Accrued trustees fee (Note 3)..........................         1,054            83            1,736
                                                           ------------   -----------     ------------
       TOTAL LIABILITIES.................................    22,360,163     1,880,551       20,722,921
                                                           ------------   -----------     ------------
       NET ASSETS........................................  $126,112,641   $ 8,933,215     $289,015,134
                                                           ============   ===========     ============
NET ASSETS REPRESENTED BY:
  Paid in capital (Note 4)...............................  $128,045,095   $10,010,867     $309,267,287
  Undistributed (distribution in excess of) net
     investment income...................................       (70,336)         (447)         (72,213)
  Accumulated net realized gain (loss) on investments and
     foreign currency transactions.......................    (8,546,843)       (5,405)     (20,941,846)
  Net unrealized appreciation (depreciation) on:
     Investments.........................................     6,684,725    (1,071,800)         761,906
                                                           ------------   -----------     ------------
       NET ASSETS........................................  $126,112,641   $ 8,933,215     $289,015,134
                                                           ============   ===========     ============
NET ASSET VALUE PER SHARE
  Net asset value per share..............................  $      93.41   $     59.55     $      54.02
                                                           ============   ===========     ============
  Shares outstanding (unlimited amount authorized, $0.01
     par value)..........................................     1,350,118       150,000        5,350,112
                                                           ============   ===========     ============
COST OF INVESTMENTS:
  Unaffiliated issuers...................................  $120,170,830   $10,018,080     $287,499,015
  Affiliated issuers.....................................    21,440,887     1,854,899       21,261,876
                                                           ------------   -----------     ------------
  Total cost of investments..............................  $141,611,717   $11,872,979     $308,760,891
                                                           ============   ===========     ============





*    Includes $21,143,124, $1,865,140, $21,733,288, $12,577,325, $5,797,970,
     $12,191,634, $2,813,806, $3,853,758, $23,917,338 respectively, of investments in securities on loan, at value.



See accompanying notes to financial statements.

--------------------------------------------------------------------------------


            SPDR             SPDR            SPDR              SPDR            SPDR             SPDR
        DJ WILSHIRE      DJ WILSHIRE      DJ WILSHIRE      DJ WILSHIRE     DJ WILSHIRE       DJ WILSHIRE
      LARGE CAP VALUE      MID CAP      MID CAP GROWTH    MID CAP VALUE     SMALL CAP     SMALL CAP GROWTH
            ETF              ETF              ETF              ETF             ETF               ETF
      ---------------    -----------    --------------    -------------    -----------    ----------------

        $ 94,098,425     $20,906,696      $44,061,632      $10,128,668     $13,868,890      $ 86,370,885
          12,921,394       5,859,846       12,388,543        2,862,416       3,968,716        24,685,849
        ------------     -----------      -----------      -----------     -----------      ------------
         107,019,819      26,766,542       56,450,175       12,991,084      17,837,606       111,056,734
                  --              --               --               --           1,340            13,858
              11,087          47,221          166,828            4,357          11,618           104,177
             228,250          22,260           23,097           19,494          18,394            42,253
        ------------     -----------      -----------      -----------     -----------      ------------
         107,259,156      26,836,023       56,640,100       13,014,935      17,868,958       111,217,022
        ------------     -----------      -----------      -----------     -----------      ------------

          12,921,394       5,859,846       12,388,543        2,862,416       3,968,716        24,685,849
             123,096          68,358          190,693            4,463          12,985           202,640
             769,378          83,366           74,086           77,502          67,412           181,109
                  --              25               --               32              --                --
              16,711           4,485            9,378            2,209           3,014            18,464
                 653             197              222              125              92               403
        ------------     -----------      -----------      -----------     -----------      ------------
          13,831,232       6,016,277       12,662,922        2,946,747       4,052,219        25,088,465
        ------------     -----------      -----------      -----------     -----------      ------------
        $ 93,427,924     $20,819,746      $43,977,178      $10,068,188     $13,816,739      $ 86,128,557
        ============     ===========      ===========      ===========     ===========      ============

        $111,700,067     $22,043,778      $47,806,919      $13,287,377     $16,327,943      $101,608,257
              96,762         (29,496)          (6,255)         (16,973)        (34,268)          (21,223)
          (2,160,623)       (173,012)      (1,502,429)      (1,088,530)        (71,507)         (452,161)

         (16,208,282)     (1,021,524)      (2,321,057)      (2,113,686)     (2,405,429)      (15,006,316)
        ------------     -----------      -----------      -----------     -----------      ------------
        $ 93,427,924     $20,819,746      $43,977,178      $10,068,188     $13,816,739      $ 86,128,557
        ============     ===========      ===========      ===========     ===========      ============

        $      69.18     $     52.05      $     62.82      $     50.34     $     55.27      $      90.65
        ============     ===========      ===========      ===========     ===========      ============
           1,350,479         400,000          700,000          200,000         250,000           950,106
        ============     ===========      ===========      ===========     ===========      ============

        $110,306,707     $21,928,220      $46,382,689      $12,242,354     $16,274,319      $101,377,201
          12,921,394       5,859,846       12,388,543        2,862,416       3,968,716        24,685,849
        ------------     -----------      -----------      -----------     -----------      ------------
        $123,228,101     $27,788,066      $58,771,232      $15,104,770     $20,243,035      $126,063,050
        ============     ===========      ===========      ===========     ===========      ============


SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


                                                               SPDR            SPDR
                                                           DJ WILSHIRE       DJ GLOBAL
                                                         SMALL CAP VALUE      TITANS        DJ WILSHIRE
                                                               ETF              ETF          REIT ETF
                                                         ---------------   ------------   --------------
ASSETS
  Investments in securities of unaffiliated issuers, at
     value* (Note 2)...................................    $ 90,448,295    $164,638,287   $1,302,805,774
  Investments in securities of affiliated issuers, at
     value (Note 3)....................................      25,747,911       9,222,538      125,989,046
                                                           ------------    ------------   --------------
     Total Investments.................................     116,196,206     173,860,825    1,428,794,820
  Foreign currency, at value...........................              --         191,734               --
  Cash.................................................              --              --              660
  Receivable for investments sold......................              --         110,951               --
  Receivable for Fund shares sold in-kind..............              --              --               --
  Receivable for foreign taxes recoverable.............              --           4,151               --
  Dividends receivable (Note 2)........................         194,533         474,845        5,341,875
                                                           ------------    ------------   --------------
       TOTAL ASSETS....................................     116,390,739     174,642,506    1,434,137,355
                                                           ------------    ------------   --------------

LIABILITIES
  Payable upon return of securities loaned.............      25,747,911       9,222,538      125,989,046
  Payable for Fund shares repurchased in-kind..........              --              --               --
  Payable for investments purchased....................          44,260          59,669        1,613,579
  Distributions payable................................         723,438       1,636,001       16,456,066
  Due to custodian.....................................              --              --               --
  Accrued advisory fee (Note 3)........................          18,804          70,203          276,356
  Accrued trustees fee (Note 3)........................              74             164            6,148
                                                           ------------    ------------   --------------
       TOTAL LIABILITIES...............................      26,534,487      10,988,575      144,341,195
                                                           ------------    ------------   --------------
       NET ASSETS......................................    $ 89,856,252    $163,653,931   $1,289,796,160
                                                           ============    ============   ==============
NET ASSETS REPRESENTED BY:
  Paid in capital (Note 4).............................    $107,533,467    $179,524,973   $1,561,114,421
  Undistributed (distribution in excess of) net
     investment income.................................        (480,556)        (64,585)     (16,456,066)
  Accumulated net realized gain (loss) on investments
     and foreign currency transactions.................         397,867     (13,069,870)     (35,229,261)
  Net unrealized appreciation (depreciation) on:
     Investments.......................................     (17,594,526)     (2,743,323)    (219,632,934)
     Foreign currency..................................              --           6,736               --
                                                           ------------    ------------   --------------
       NET ASSETS......................................    $ 89,856,252    $163,653,931   $1,289,796,160
                                                           ============    ============   ==============
NET ASSET VALUE PER SHARE
  Net asset value per share............................    $      57.92    $      66.79   $        65.40
                                                           ============    ============   ==============
  Shares outstanding (unlimited amount authorized,
     $0.01 par value)..................................       1,551,256       2,450,285       19,722,591
                                                           ============    ============   ==============
COST OF INVESTMENTS:
  Unaffiliated issuers.................................    $108,042,821    $167,381,610   $1,522,438,708
  Affiliated issuers...................................      25,747,911       9,222,538      125,989,046
                                                           ------------    ------------   --------------
  Total cost of investments............................    $133,790,732    $176,604,148   $1,648,427,754
                                                           ============    ============   ==============
  Foreign currency, at cost............................    $         --    $    189,148   $           --
                                                           ============    ============   ==============




*    Includes $24,849,544, $8,945,909, $151,800,863, $101,322,599, $25,271,507,
     $10,234,747, $19,280,405, $46,656,391, $69,870,019 respectively, of investments in securities on loan, at value.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                        KBW               KBW        MORGAN STANLEY      SPDR S&P        SPDR S&P
   KBW BANK       CAPITAL MARKETS      INSURANCE       TECHNOLOGY        DIVIDEND         BIOTECH
      ETF               ETF               ETF              ETF              ETF             ETF
--------------    ---------------    ------------    --------------    ------------    ------------

$  845,916,302      $107,697,042     $ 63,658,096     $229,391,554     $232,470,207    $267,434,181
   145,939,629        36,351,466       10,865,370       19,361,762       48,339,022      72,559,744
--------------      ------------     ------------     ------------     ------------    ------------
   991,855,931       144,048,508       74,523,466      248,753,316      280,809,229     339,993,925
            --                --               --               --               --              --
            --                --               --               --               --              --
            --                --          467,323               --               --              --
        20,269               404               --               --               --              54
            --                --               --               --               --              --
     2,294,575            89,706          136,983          103,229        1,213,168          42,102
--------------      ------------     ------------     ------------     ------------    ------------
   994,170,775       144,138,618       75,127,772      248,856,545      282,022,397     340,036,081
--------------      ------------     ------------     ------------     ------------    ------------


    99,463,820        26,491,439       10,865,370       19,361,762       48,339,022      72,559,744
            --                --               --               --               --              --
            --                --          546,414               --          200,626              --
    11,219,235           314,012          321,229          522,091        3,030,345       3,054,979
            --                --               --               --               --              --
       205,234            32,447           20,543          100,565           72,829          77,161
         2,202               383              399            1,657            1,109           2,450
--------------      ------------     ------------     ------------     ------------    ------------
   110,890,491        26,838,281       11,753,955       19,986,075       51,643,931      75,694,334
--------------      ------------     ------------     ------------     ------------    ------------
$  883,280,284      $117,300,337     $ 63,373,817     $228,870,470     $230,378,466    $264,341,747
==============      ============     ============     ============     ============    ============

$1,219,649,109      $184,640,859     $ 94,079,449     $303,900,101     $305,189,305    $301,983,567
    (5,346,889)         (215,175)        (202,999)         (15,821)        (184,434)         62,240
   (15,266,308)      (19,594,736)      (1,435,294)     (51,450,593)     (10,011,020)    (13,318,649)

  (315,755,628)      (47,530,611)     (29,067,339)     (23,563,217)     (64,615,385)    (24,385,411)
            --                --               --               --               --              --
--------------      ------------     ------------     ------------     ------------    ------------
$  883,280,284      $117,300,337     $ 63,373,817     $228,870,470     $230,378,466    $264,341,747
==============      ============     ============     ============     ============    ============

$        28.58      $      45.12     $      40.89     $      55.15     $      44.30    $      57.47
==============      ============     ============     ============     ============    ============
    30,900,615         2,600,000        1,550,000        4,150,104        5,200,131       4,600,000
==============      ============     ============     ============     ============    ============

$1,154,430,498      $153,679,230     $ 92,725,435     $252,954,771     $297,085,592    $291,819,592
   153,181,061        37,899,889       10,865,370       19,361,762       48,339,022      72,559,744
--------------      ------------     ------------     ------------     ------------    ------------
$1,307,611,559      $191,579,119     $103,590,805     $272,316,533     $345,424,614    $364,379,336
==============      ============     ============     ============     ============    ============
$           --      $         --     $         --     $         --     $         --    $         --
==============      ============     ============     ============     ============    ============


SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                                                                             SPDR S&P
                                                                                             OIL & GAS
                                                               SPDR S&P       SPDR S&P     EQUIPMENT &
                                                             HOMEBUILDERS     METALS &       SERVICES
                                                                 ETF         MINING ETF         ETF
                                                            -------------   ------------   ------------
ASSETS
  Investments in securities of unaffiliated issuers, at
     value* (Note 2)......................................  $ 538,032,889   $819,744,791   $280,294,241
  Investments in securities of affiliated issuers, at
     value (Note 3).......................................    134,901,443     94,876,401     34,443,666
                                                            -------------   ------------   ------------
     Total Investments....................................    672,934,332    914,621,192    314,737,907
  Foreign currency, at value..............................             --             --             --
  Cash....................................................             --     13,404,779             --
  Receivable for Fund shares sold in-kind.................             --          6,854             74
  Receivable for investments sold.........................      1,894,909             --             --
  Receivable for foreign taxes recoverable................             --             --             --
  Dividends receivable (Note 2)...........................        796,022        390,802         64,083
                                                            -------------   ------------   ------------
       TOTAL ASSETS.......................................    675,625,263    928,423,627    314,802,064
                                                            -------------   ------------   ------------

LIABILITIES
  Payable upon return of securities loaned................    134,901,443     94,876,401     34,443,666
  Payable for Fund shares repurchased in-kind.............          3,347             --             --
  Payable for investments purchased.......................        139,663     13,404,779             --
  Distributions payable...................................      3,114,334        776,370        335,099
  Due to custodian........................................      1,755,246             --             --
  Accrued advisory fee (Note 3)...........................        154,522        169,948         73,219
  Accrued trustees fee (Note 3)...........................          3,721          3,568          2,029
                                                            -------------   ------------   ------------
       TOTAL LIABILITIES..................................    140,072,276    109,231,066     34,854,013
                                                            -------------   ------------   ------------
       NET ASSETS.........................................  $ 535,552,987   $819,192,561   $279,948,051
                                                            =============   ============   ============
NET ASSETS REPRESENTED BY:
  Paid in capital (Note 4)................................  $ 752,605,383   $795,866,048   $231,669,346
  Undistributed (distribution in excess of) net investment
     income...............................................      1,320,188        331,504        (44,228)
  Accumulated net realized gain (loss) on investments and
     foreign currency transactions........................    (50,123,454)   (17,282,978)      (746,259)
  Net unrealized appreciation (depreciation) on:
     Investments..........................................   (168,249,130)    40,277,987     49,069,192
     Foreign currency.....................................             --             --             --
                                                            -------------   ------------   ------------
       NET ASSETS.........................................  $ 535,552,987   $819,192,561   $279,948,051
                                                            =============   ============   ============
NET ASSET VALUE PER SHARE
  Net asset value per share...............................  $       16.53   $      94.16   $      50.90
                                                            =============   ============   ============
  Shares outstanding (unlimited amount authorized, $0.01
     par value)...........................................     32,400,000      8,700,005      5,500,000
                                                            =============   ============   ============
COST OF INVESTMENTS:
  Unaffiliated issuers....................................  $ 706,282,019   $779,466,804   $231,225,049
  Affiliated issuers......................................    134,901,443     94,876,401     34,443,666
                                                            -------------   ------------   ------------
  Total cost of investments...............................  $ 841,183,462   $874,343,205   $265,668,715
                                                            =============   ============   ============
  Foreign currency, at cost...............................  $          --   $         --   $         --
                                                            =============   ============   ============




*    Includes $125,239,635, $91,161,347, $34,119,720, $42,893,765, $2,463,408,
     $28,410,502, $10,812,268, $163,161,552 respectively, of investments in securities on loan, at value.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

         SPDR S&P
        OIL & GAS                                                            KBW
      EXPLORATION &       SPDR S&P                        SPDR S&P        REGIONAL
        PRODUCTION    PHARMACEUTICALS     SPDR S&P     SEMICONDUCTOR       BANKING
           ETF              ETF          RETAIL ETF         ETF              ETF
      -------------   ---------------   ------------   -------------   --------------

       $312,168,106     $ 9,354,841     $264,497,448    $ 39,614,650   $  710,601,732
         38,608,950       2,523,940       28,405,647      10,428,550      170,496,072
       ------------     -----------     ------------    ------------   --------------
        350,777,056      11,878,781      292,903,095      50,043,200      881,097,804
                 --              --               --              --               --
                 --              --               --              --        7,725,296
                 --              --            1,427              --           44,361
                 --              --               --              --               --
                 --              --               --              --               --
            137,110           6,207          170,295          25,302        2,282,968
       ------------     -----------     ------------    ------------   --------------
        350,914,166      11,884,988      293,074,817      50,068,502      891,150,429
       ------------     -----------     ------------    ------------   --------------


         38,608,950       2,523,940       28,405,647      10,428,550      170,496,072
                 --              --               --              --               --
                 --              --               --              --        7,725,296
            238,805          29,818        1,221,166          85,621        3,494,075
                 --              --               --              --               --
            112,464           2,700           64,862          16,061          147,594
              1,532              76            2,801             287            3,683
       ------------     -----------     ------------    ------------   --------------
         38,961,751       2,556,534       29,694,476      10,530,519      181,866,720
       ------------     -----------     ------------    ------------   --------------
       $311,952,415     $ 9,328,454     $263,380,341    $ 39,537,983   $  709,283,709
       ============     ===========     ============    ============   ==============

       $307,105,424     $ 9,640,389     $295,612,592    $ 67,245,543   $  863,087,606
            (36,718)         (7,718)         521,400         (34,143)       6,747,221
            (55,405)        (25,220)      (1,333,349)    (14,003,584)      (6,349,531)

          4,939,114        (278,997)     (31,420,302)    (13,669,833)    (154,201,587)
                 --              --               --              --               --
       ------------     -----------     ------------    ------------   --------------
       $311,952,415     $ 9,328,454     $263,380,341    $ 39,537,983   $  709,283,709
       ============     ===========     ============    ============   ==============

       $      70.10     $     31.08     $      29.26    $      41.62   $        26.56
       ============     ===========     ============    ============   ==============
          4,450,000         300,133        9,000,002         950,000       26,700,136
       ============     ===========     ============    ============   ==============

       $307,228,992       9,633,838     $295,917,750    $ 53,284,483   $  864,803,319
         38,608,950       2,523,940       28,405,647      10,428,550      170,496,072
       ------------     -----------     ------------    ------------   --------------
       $345,837,942     $12,157,778     $324,323,397    $ 63,713,033   $1,035,299,391
       ============     ===========     ============    ============   ==============
       $         --     $        --     $         --    $         --   $           --
       ============     ===========     ============    ============   ==============


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008

--------------------------------------------------------------------------------



                                                          SPDR           SPDR            SPDR
                                                       DJ WILSHIRE   DJ WILSHIRE      DJ WILSHIRE
                                                      TOTAL MARKET    LARGE CAP    LARGE CAP GROWTH
                                                           ETF           ETF              ETF
                                                      ------------   -----------   ----------------
INVESTMENT INCOME
  Dividend income on securities of unaffiliated
     issuers (Note 2)...............................  $  2,421,638   $   190,164     $  2,858,316
  Dividend income on securities of affiliated
     issuers (Note 3)...............................         2,710           261           15,607
  Affiliated securities lending -- net (Note 3 and
     Note 8)........................................        83,113         6,905           98,102
  Foreign taxes withheld............................          (131)          (23)            (702)
                                                      ------------   -----------     ------------
  TOTAL INVESTMENT INCOME...........................     2,507,330       197,307        2,971,323
                                                      ------------   -----------     ------------
EXPENSES
  Advisory fee (Note 3).............................       257,836        19,647          586,477
  Trustees fee (Note 3).............................         4,946           386           11,113
                                                      ------------   -----------     ------------
  NET EXPENSES......................................       262,782        20,033          597,590
                                                      ------------   -----------     ------------
  NET INVESTMENT INCOME (LOSS)......................     2,244,548       177,274        2,373,733
                                                      ------------   -----------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investments in securities of unaffiliated
       issuers......................................     3,183,165       724,449        7,707,082
     Investments in securities of affiliated
       issuers......................................         2,857         3,104           44,535
  Net change in unrealized appreciation
     (depreciation) on:
     Investments....................................   (21,214,649)   (2,121,495)     (25,147,072)
                                                      ------------   -----------     ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS.................................   (18,028,627)   (1,393,942)     (17,395,455)
                                                      ------------   -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $(15,784,079)  $(1,216,668)    $(15,021,722)
                                                      ============   ===========     ============






See accompanying notes to financial statements.

--------------------------------------------------------------------------------




            SPDR            SPDR           SPDR             SPDR           SPDR            SPDR
        DJ WILSHIRE     DJ WILSHIRE     DJ WILSHIRE     DJ WILSHIRE    DJ WILSHIRE      DJ WILSHIRE
      LARGE CAP VALUE     MID CAP     MID CAP GROWTH   MID CAP VALUE    SMALL CAP    SMALL CAP GROWTH
            ETF             ETF             ETF             ETF            ETF              ETF
      ---------------   -----------   --------------   -------------   -----------   ----------------

        $  3,641,555    $   304,530     $   250,570     $   325,446    $   177,302     $    555,063
                  --             --              --              --             --               --
              64,696         21,522          47,924           9,485         17,438          115,656
                (291)          (247)             --            (328)           (42)             (44)
        ------------    -----------     -----------     -----------    -----------     ------------
           3,705,960        325,805         298,494         334,603        194,698          670,675
        ------------    -----------     -----------     -----------    -----------     ------------

             246,649         57,258         106,276          34,339         30,623          234,058
               4,999            909           1,620             575            444            3,758
        ------------    -----------     -----------     -----------    -----------     ------------
             251,648         58,167         107,896          34,914         31,067          237,816
        ------------    -----------     -----------     -----------    -----------     ------------
           3,454,312        267,638         190,598         299,689        163,631          432,859
        ------------    -----------     -----------     -----------    -----------     ------------


           9,349,127      1,031,186       1,375,831      (1,625,365)       735,067       14,964,160
                  --             --              --              --             --               --

         (37,561,456)    (4,543,696)     (6,371,142)     (1,554,983)    (2,758,524)     (27,173,239)
        ------------    -----------     -----------     -----------    -----------     ------------

         (28,212,329)    (3,512,510)     (4,995,311)     (3,180,348)    (2,023,457)     (12,209,079)
        ------------    -----------     -----------     -----------    -----------     ------------

        $(24,758,017)   $(3,244,872)    $(4,804,713)    $(2,880,659)   $(1,859,826)    $(11,776,220)
        ============    ===========     ===========     ===========    ===========     ============


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2008

--------------------------------------------------------------------------------


                                                               SPDR            SPDR
                                                           DJ WILSHIRE       DJ GLOBAL     DJ WILSHIRE
                                                         SMALL CAP VALUE      TITANS           REIT
                                                               ETF              ETF            ETF
                                                         ---------------   ------------   -------------
INVESTMENT INCOME
  Dividend income on securities of unaffiliated issuers
     (Note 2)..........................................    $  2,203,083    $  5,620,633   $  37,606,318
  Dividend income on securities of affiliated issuers
     (Note 3)..........................................              --              --              --
  Affiliated securities lending -- net (Note 3 and Note
     8)................................................         112,652          70,614         345,411
  Foreign taxes withheld...............................            (521)       (219,046)             --
                                                           ------------    ------------   -------------
  TOTAL INVESTMENT INCOME..............................       2,315,214       5,472,201      37,951,729
                                                           ------------    ------------   -------------
EXPENSES
  Advisory fee (Note 3)................................         244,529         895,844       3,122,143
  Trustees fee (Note 3)................................           3,913           7,003          49,523
                                                           ------------    ------------   -------------
  NET EXPENSES.........................................         248,442         902,847       3,171,666
                                                           ------------    ------------   -------------
  NET INVESTMENT INCOME (LOSS).........................       2,066,772       4,569,354      34,780,063
                                                           ------------    ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investments in securities of unaffiliated
       issuers.........................................       5,149,277      (8,003,939)     51,644,515
     Investments in securities of affiliated issuers...              --              --              --
     Foreign currency transactions.....................              --          11,240              --
  Net change in unrealized appreciation (depreciation)
     on:
     Investments.......................................     (30,679,465)    (21,699,136)   (284,506,178)
     Foreign currency transactions.....................              --           5,977              --
                                                           ------------    ------------   -------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS.....     (25,530,188)    (29,685,858)   (232,861,663)
                                                           ------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................    $(23,463,416)   $(25,116,504)  $(198,081,600)
                                                           ============    ============   =============






See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                           KBW                         MORGAN          SPDR
           KBW           CAPITAL          KBW          STANLEY          S&P           SPDR
           BANK          MARKETS       INSURANCE     TECHNOLOGY      DIVIDEND          S&P
           ETF             ETF            ETF            ETF            ETF        BIOTECH ETF
      -------------   ------------   ------------   ------------   ------------   ------------

      $  18,511,311   $  1,815,007   $  2,361,065   $  1,715,569   $ 10,671,183   $  3,684,581
            318,810         69,127             --             --             --             --
            211,156         81,841         63,349        120,150        153,776        178,866
                 --             --             --        (65,464)            --             --
      -------------   ------------   ------------   ------------   ------------   ------------
         19,041,277      1,965,975      2,424,414      1,770,255     10,824,959      3,863,447
      -------------   ------------   ------------   ------------   ------------   ------------

          1,384,053        554,651        361,356      1,153,381        886,075        738,841
             11,875          6,667          4,353          8,845          9,715          7,387
      -------------   ------------   ------------   ------------   ------------   ------------
          1,395,928        561,318        365,709      1,162,226        895,790        746,228
      -------------   ------------   ------------   ------------   ------------   ------------
         17,645,349      1,404,657      2,058,705        608,029      9,929,169      3,117,219
      -------------   ------------   ------------   ------------   ------------   ------------


        (71,690,926)   (34,588,733)    (9,563,252)    (1,131,878)    (7,300,900)    22,042,568
            509,733      1,228,769             --             --             --             --
                 --             --             --             --             --             --

       (313,025,630)   (42,353,956)   (28,059,915)   (30,793,772)   (74,999,594)   (17,796,047)
                 --             --             --             --             --             --
      -------------   ------------   ------------   ------------   ------------   ------------

       (384,206,823)   (75,713,920)   (37,623,167)   (31,925,650)   (82,300,494)     4,246,521
      -------------   ------------   ------------   ------------   ------------   ------------

      $(366,561,474)  $(74,309,263)  $(35,564,462)  $(31,317,621)  $(72,371,325)  $  7,363,740
      =============   ============   ============   ============   ============   ============


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2008

--------------------------------------------------------------------------------


                                                                                            SPDR
                                                                                            S&P
                                                              SPDR           SPDR        OIL & GAS
                                                              S&P             S&P        EQUIPMENT
                                                          HOMEBUILDERS     METALS &      & SERVICES
                                                              ETF         MINING ETF        ETF
                                                         -------------   ------------   -----------
INVESTMENT INCOME
  Dividend income on securities of unaffiliated issuers
     (Note 2)..........................................  $   6,941,066   $  3,051,430   $ 1,115,636
  Affiliated securities lending -- net (Note 3 and Note
     8)................................................      2,974,505        255,374       102,996
                                                         -------------   ------------   -----------
  TOTAL INVESTMENT INCOME..............................      9,915,571      3,306,804     1,218,632
                                                         -------------   ------------   -----------
EXPENSES
  Advisory fee (Note 3)................................      1,611,063      1,230,393       677,773
  Trustees fee (Note 3)................................         13,521         11,228         7,320
                                                         -------------   ------------   -----------
  NET EXPENSES.........................................      1,624,584      1,241,621       685,093
                                                         -------------   ------------   -----------
  NET INVESTMENT INCOME (LOSS).........................      8,290,987      2,065,183       533,539
                                                         -------------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Investments in securities of unaffiliated
       issuers.........................................   (142,189,940)   130,740,731    20,853,423
  Net change in unrealized appreciation (depreciation)
     on:
     Investments.......................................   (123,156,917)    48,689,578    35,819,574
                                                         -------------   ------------   -----------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS.....................................   (265,346,857)   179,430,309    56,672,997
                                                         -------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $(257,055,870)  $181,495,492   $57,206,536
                                                         =============   ============   ===========






See accompanying notes to financial statements.

--------------------------------------------------------------------------------



           SPDR
           S&P
        OIL & GAS           SPDR            SPDR            SPDR            KBW
      EXPLORATION &         S&P              S&P            S&P           REGIONAL
        PRODUCTION    PHARMACEUTICALS      RETAIL      SEMICONDUCTOR      BANKING
           ETF              ETF              ETF            ETF             ETF
      -------------   ---------------   ------------   -------------   -------------

       $   848,171      $   111,862     $  3,019,752    $    914,607   $  13,208,815
            98,893            6,727          275,085         152,489         968,697
       -----------      -----------     ------------    ------------   -------------
           947,064          118,589        3,294,837       1,067,096      14,177,512
       -----------      -----------     ------------    ------------   -------------

           519,865           31,390          655,884         427,086       1,129,500
             3,930              351            6,731           4,978           8,876
       -----------      -----------     ------------    ------------   -------------
           523,795           31,741          662,615         432,064       1,138,376
       -----------      -----------     ------------    ------------   -------------
           423,269           86,848        2,632,222         635,032      13,039,136
       -----------      -----------     ------------    ------------   -------------


        69,600,369         (977,925)     (17,914,685)    (23,174,644)    (66,927,922)

         6,341,520         (338,625)     (29,868,212)    (12,583,453)   (151,148,823)
       -----------      -----------     ------------    ------------   -------------

        75,941,889       (1,316,550)     (47,782,897)    (35,758,097)   (218,076,745)
       -----------      -----------     ------------    ------------   -------------

       $76,365,158      $(1,229,702)    $(45,150,675)   $(35,123,065)  $(205,037,609)
       ===========      ===========     ============    ============   =============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                              SPDR                         SPDR
                                                          DJ WILSHIRE                  DJ WILSHIRE
                                                          TOTAL MARKET                  LARGE CAP
                                                              ETF                          ETF
                                                  ---------------------------   -------------------------
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                    6/30/2008      6/30/2007     6/30/2008     6/30/2007
                                                  ------------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..................  $  2,244,548   $  1,842,838   $   177,274   $   169,116
  Net realized gain (loss) on investments and
     foreign currency transactions..............     3,186,022        793,275       727,553       708,918
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions......................   (21,214,649)    18,004,133    (2,121,495)    1,023,788
                                                  ------------   ------------   -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..................   (15,784,079)    20,640,246    (1,216,668)    1,901,822
                                                  ------------   ------------   -----------   -----------
  Net equalization credits and charges (Note
     2).........................................        41,743             --           203            --
                                                  ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................    (2,289,838)    (1,845,167)     (177,131)     (168,614)
  Net realized gains............................            --             --       (15,041)           --
                                                  ------------   ------------   -----------   -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS...........    (2,289,838)    (1,845,167)     (192,172)     (168,614)
                                                  ------------   ------------   -----------   -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares..........    19,545,099     15,006,446     6,883,341     9,163,407
  Net proceeds from reinvestment of shares
     issued.....................................           101            307            --            --
  Cost of shares redeemed.......................    (5,576,845)            --    (6,878,146)   (6,376,567)
  Net income equalization (Note 2)..............       (41,743)            --          (203)           --
                                                  ------------   ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS..............    13,926,612     15,006,753         4,992     2,786,840
                                                  ------------   ------------   -----------   -----------
  Net increase (decrease) in net assets during
     year.......................................    (4,105,562)    33,801,832    (1,403,645)    4,520,048
  Net assets at beginning of year...............   130,218,203     96,416,371    10,336,860     5,816,812
                                                  ------------   ------------   -----------   -----------
NET ASSETS END OF YEAR (1)......................  $126,112,641   $130,218,203   $ 8,933,215   $10,336,860
                                                  ============   ============   ===========   ===========
SHARES OF BENEFICIAL INTEREST:
  Shares sold...................................       200,000        150,000       100,000       150,000
  Shares issued to shareholders from
     reinvestment of distributions..............             1              3            --            --
  Shares redeemed...............................       (50,000)            --      (100,000)     (100,000)
                                                  ------------   ------------   -----------   -----------
NET INCREASE (DECREASE).........................       150,001        150,003            --        50,000
                                                  ============   ============   ===========   ===========
(1) Including undistributed (distribution in
     excess of) net investment income...........  $    (70,336)  $      7,376   $      (447)  $        79
                                                  ============   ============   ===========   ===========

  *   Commencement of operations





See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                  SPDR                          SPDR                         SPDR
              DJ WILSHIRE                   DJ WILSHIRE                  DJ WILSHIRE
            LARGE CAP GROWTH              LARGE CAP VALUE                  MID CAP
                  ETF                           ETF                          ETF
      ---------------------------   ---------------------------   -------------------------
       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
        6/30/2008      6/30/2007      6/30/2008      6/30/2007     6/30/2008     6/30/2007
      ------------   ------------   ------------   ------------   -----------   -----------


      $  2,373,733   $  1,821,075   $  3,454,312   $  3,334,890   $   267,638   $   267,321

         7,751,617     10,459,156      9,349,127      7,429,989     1,031,186       687,830

       (25,147,072)    21,326,489    (37,561,456)    15,568,632    (4,543,696)    2,901,700
      ------------   ------------   ------------   ------------   -----------   -----------
       (15,021,722)    33,606,720    (24,758,017)    26,333,511    (3,244,872)    3,856,851
      ------------   ------------   ------------   ------------   -----------   -----------
            53,609        (28,078)      (133,124)        41,072        (3,315)           --
      ------------   ------------   ------------   ------------   -----------   -----------

        (2,447,123)    (1,814,493)    (3,329,881)    (3,347,062)     (286,883)     (275,283)
                --             --             --             --    (1,081,382)     (236,356)
      ------------   ------------   ------------   ------------   -----------   -----------
        (2,447,123)    (1,814,493)    (3,329,881)    (3,347,062)   (1,368,265)     (511,639)
      ------------   ------------   ------------   ------------   -----------   -----------

       125,624,489    109,089,093     29,080,124     44,322,926     5,453,476     5,759,274
                --             --          6,865         13,689            --            --
       (42,848,098)   (54,526,527)   (56,818,532)   (20,508,195)   (5,074,560)           --
           (53,609)        28,078        133,124        (41,072)        3,315            --
      ------------   ------------   ------------   ------------   -----------   -----------

        82,722,782     54,590,644    (27,598,419)    23,787,348       382,231     5,759,274
      ------------   ------------   ------------   ------------   -----------   -----------
        65,307,546     86,354,793    (55,819,441)    46,814,869    (4,234,221)    9,104,486
       223,707,588    137,352,795    149,247,365    102,432,496    25,053,967    15,949,481
      ------------   ------------   ------------   ------------   -----------   -----------
      $289,015,134   $223,707,588   $ 93,427,924   $149,247,365   $20,819,746   $25,053,967
      ============   ============   ============   ============   ===========   ===========

         2,200,000      2,100,000        350,000        550,000       100,000       100,000
                --             --             84            159            --            --
          (750,000)    (1,000,000)      (700,000)      (250,000)     (100,000)           --
      ------------   ------------   ------------   ------------   -----------   -----------
         1,450,000      1,100,000       (349,916)       300,159            --       100,000
      ============   ============   ============   ============   ===========   ===========

      $    (72,213)  $     21,894   $     96,762   $      4,752   $   (29,496)  $        --
      ============   ============   ============   ============   ===========   ===========


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------


                                                              SPDR                         SPDR
                                                           DJ WILSHIRE                  DJ WILSHIRE
                                                         MID CAP GROWTH                MID CAP VALUE
                                                               ETF                          ETF
                                                   --------------------------   --------------------------
                                                    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                     6/30/2008     6/30/2007     6/30/2008      6/30/2007
                                                   ------------   -----------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...................  $    190,598   $   179,606   $   299,689   $    221,134
  Net realized gain (loss) on investments and
     foreign currency transactions...............     1,375,831       985,011    (1,625,365)     1,494,953
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions.......................    (6,371,142)    3,275,313    (1,554,983)      (651,846)
                                                   ------------   -----------   -----------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS.............................    (4,804,713)    4,439,930    (2,880,659)     1,064,241
                                                   ------------   -----------   -----------   ------------
  NET EQUALIZATION CREDITS AND CHARGES...........        (1,714)           --       (25,215)        (2,861)
                                                   ------------   -----------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................      (193,740)     (182,525)     (302,238)      (221,484)
  Net realized gains.............................      (726,522)     (526,548)           --       (124,635)
                                                   ------------   -----------   -----------   ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS............      (920,262)     (709,073)     (302,238)      (346,119)
                                                   ------------   -----------   -----------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares...........    41,395,403            --            --     47,988,467
  Net proceeds from reinvestment of shares
     issued......................................            --            --            --             --
  Cost of shares redeemed........................   (15,799,591)           --    (5,678,054)   (37,971,705)
  Net income equalization........................         1,714            --        25,215          2,861
                                                   ------------   -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS...............    25,597,526            --    (5,652,839)    10,019,623
                                                   ------------   -----------   -----------   ------------
  Net increase (decrease) in net assets during
     year........................................    19,870,837     3,730,857    (8,860,951)    10,734,884
  Net assets at beginning of year................    24,106,341    20,375,484    18,929,139      8,194,255
                                                   ------------   -----------   -----------   ------------
NET ASSETS END OF YEAR (1).......................  $ 43,977,178   $24,106,341   $10,068,188   $ 18,929,139
                                                   ============   ===========   ===========   ============
SHARES OF BENEFICIAL INTEREST:
  Shares sold....................................       600,000            --            --        750,000
  Shares issued to shareholders from reinvestment
     of distributions............................            --            --            --             --
  Shares redeemed................................      (250,000)           --      (100,000)      (600,000)
                                                   ------------   -----------   -----------   ------------
  NET INCREASE (DECREASE)........................       350,000            --      (100,000)       150,000
                                                   ============   ===========   ===========   ============
(1) Including undistributed (distribution in
     excess of) net investment income............  $     (6,255)  $        --   $   (16,973)  $         --
                                                   ============   ===========   ===========   ============

  *   Commencement of operations





See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                                               SPDR                          SPDR
                                           DJ WILSHIRE                   DJ WILSHIRE
                                         SMALL CAP GROWTH              SMALL CAP VALUE
                                               ETF                           ETF
                                   ---------------------------   ---------------------------
                 SPDR
              DJ WILSHIRE
               SMALL CAP
                  ETF
      --------------------------
       YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
       6/30/2008      6/30/2007      6/30/2008      6/30/2007      6/30/2008      6/30/2007
      -----------   ------------   ------------   ------------   ------------   ------------

      $   163,631   $    175,297   $    432,859   $    175,060   $  2,066,772   $  2,294,976

          735,067      2,496,075     14,964,160      6,353,129      5,149,277      9,865,477

       (2,758,524)      (613,589)   (27,173,239)     6,534,574    (30,679,465)     3,341,811
      -----------   ------------   ------------   ------------   ------------   ------------
       (1,859,826)     2,057,783    (11,776,220)    13,062,763    (23,463,416)    15,502,264
      -----------   ------------   ------------   ------------   ------------   ------------
            8,188             --          3,615             --         14,047         24,919
      -----------   ------------   ------------   ------------   ------------   ------------

         (181,544)      (197,754)      (433,982)      (166,913)    (2,295,875)    (2,478,791)
               --       (285,598)    (1,492,119)            --       (424,791)       (20,105)
      -----------   ------------   ------------   ------------   ------------   ------------
         (181,544)      (483,352)    (1,926,101)      (166,913)    (2,720,666)    (2,498,896)
      -----------   ------------   ------------   ------------   ------------   ------------

       14,851,257      6,174,414     70,646,661     19,029,520      9,480,238     39,825,267
               --             --            559             --         10,808         15,128
       (8,977,921)   (23,876,795)   (59,224,273)   (21,922,543)   (13,540,557)   (34,097,726)
           (8,188)            --         (3,615)            --        (14,047)       (24,919)
      -----------   ------------   ------------   ------------   ------------   ------------

        5,865,148    (17,702,381)    11,419,332     (2,893,023)    (4,063,558)     5,717,750
      -----------   ------------   ------------   ------------   ------------   ------------
        3,831,966    (16,127,950)    (2,279,374)    10,002,827    (30,233,593)    18,746,037
        9,984,773     26,112,723     88,407,931     78,405,104    120,089,845    101,343,808
      -----------   ------------   ------------   ------------   ------------   ------------
      $13,816,739   $  9,984,773   $ 86,128,557   $ 88,407,931   $ 89,856,252   $120,089,845
      ===========   ============   ============   ============   ============   ============

          250,000        100,000        700,000        200,000        150,000        550,000
               --             --              6             --            166            213
         (150,000)      (400,000)      (600,000)      (250,000)      (200,000)      (500,000)
      -----------   ------------   ------------   ------------   ------------   ------------
          100,000       (300,000)       100,006        (50,000)       (49,834)        50,213
      ===========   ============   ============   ============   ============   ============

      $   (34,268)  $        491   $    (21,223)  $         --   $   (480,556)  $         --
      ===========   ============   ============   ============   ============   ============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------


                                                                                         DJ
                                                      SPDR DJ                         WILSHIRE
                                                   GLOBAL TITANS                        REIT
                                                        ETF                             ETF
                                            ---------------------------   -------------------------------
                                                YEAR           YEAR            YEAR             YEAR
                                                ENDED          ENDED           ENDED            ENDED
                                              6/30/2008      6/30/2007       6/30/2008        6/30/2007
                                            ------------   ------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)............  $  4,569,354   $  3,518,711   $   34,780,063   $   38,563,171
  Net realized gain (loss) on investments
     and foreign currency transactions....    (7,992,699)     6,772,091       51,644,515      163,455,318
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions........   (21,693,159)    15,508,943     (284,506,178)     (85,400,955)
                                            ------------   ------------   --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS............   (25,116,504)    25,799,745     (198,081,600)     116,617,534
                                            ------------   ------------   --------------   --------------
  Net equalization credits and charges....        78,677             --        2,733,717         (250,807)
                                            ------------   ------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................    (4,723,060)    (3,479,335)     (58,172,700)     (49,596,076)
  Net realized gains......................            --             --               --       (7,909,615)
                                            ------------   ------------   --------------   --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....    (4,723,060)    (3,479,335)     (58,172,700)     (57,505,691)
                                            ------------   ------------   --------------   --------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares....    27,231,499    104,749,936      735,860,724      555,039,289
  Net proceeds from reinvestment of shares
     issued...............................         3,706          5,193          265,995          905,073
  Cost of shares redeemed.................    (3,849,946)   (34,011,281)    (437,969,362)    (416,374,903)
  Net income equalization.................       (78,677)            --       (2,733,717)         250,807
                                            ------------   ------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS........    23,306,582     70,743,848      295,423,640      139,820,266
                                            ------------   ------------   --------------   --------------
  Net increase (decrease) in net assets
     during year..........................    (6,454,305)    93,064,258       41,903,057      198,681,302
  Net assets at beginning of year.........   170,108,236     77,043,978    1,247,893,103    1,049,211,801
                                            ------------   ------------   --------------   --------------
NET ASSETS END OF YEAR (1)................  $163,653,931   $170,108,236   $1,289,796,160   $1,247,893,103
                                            ============   ============   ==============   ==============
SHARES OF BENEFICIAL INTEREST:
  Shares sold.............................       350,000      1,450,000       10,100,000        6,300,000
  Shares issued to shareholders from
     reinvestment of distributions........            48             69            3,537           10,657
  Shares redeemed.........................       (50,000)      (450,000)      (5,800,000)      (4,700,000)
                                            ------------   ------------   --------------   --------------
NET INCREASE (DECREASE)...................       300,048      1,000,069        4,303,537        1,610,657
                                            ============   ============   ==============   ==============
(1) Including undistributed (distribution
     in excess of) net investment income..  $    (64,585)  $     77,881   $  (16,456,066)  $           --
                                            ============   ============   ==============   ==============




*    Commencement of operations.



See accompanying notes to financial statements.

--------------------------------------------------------------------------------



                    KBW                                KBW                               KBW
                    BANK                         CAPITAL MARKETS                      INSURANCE
                    ETF                                ETF                               ETF
      -------------------------------   ---------------------------------   -----------------------------
            YEAR             YEAR             YEAR              YEAR             YEAR            YEAR
           ENDED            ENDED            ENDED             ENDED            ENDED           ENDED
         6/30/2008        6/30/2007        6/30/2008         6/30/2007        6/30/2008       6/30/2007
      ---------------   -------------   ---------------   ---------------   -------------   -------------


      $    17,645,349   $   2,487,148   $     1,404,657   $       552,905   $   2,058,705   $     831,334

          (71,181,193)        785,917       (33,359,964)       17,603,929      (9,563,252)      9,669,310

         (313,025,630)     (2,767,709)      (42,353,956)       (1,139,961)    (28,059,915)       (296,738)
      ---------------   -------------   ---------------   ---------------   -------------   -------------

         (366,561,474)        505,356       (74,309,263)       17,016,873     (35,564,462)     10,203,906
      ---------------   -------------   ---------------   ---------------   -------------   -------------
            6,463,701         302,006           274,818           (68,452)        241,888         (24,776)
      ---------------   -------------   ---------------   ---------------   -------------   -------------

          (22,992,238)     (2,854,256)       (1,696,609)         (471,679)     (2,328,352)       (784,052)
                   --              --                --                --              --              --
      ---------------   -------------   ---------------   ---------------   -------------   -------------
          (22,992,238)     (2,854,256)       (1,696,609)         (471,679)     (2,328,352)       (784,052)
      ---------------   -------------   ---------------   ---------------   -------------   -------------

        4,476,767,384     803,785,739     2,178,610,256     1,537,015,227     516,506,101     254,207,057
               25,301             174                --                --              --              --
       (3,276,027,101)   (877,124,620)   (2,071,307,179)   (1,518,116,253)   (474,652,361)   (240,069,219)
           (6,463,701)       (302,006)         (274,818)           68,452        (241,888)         24,776
      ---------------   -------------   ---------------   ---------------   -------------   -------------

        1,194,301,883     (73,640,713)      107,028,259        18,967,426      41,611,852      14,162,614
      ---------------   -------------   ---------------   ---------------   -------------   -------------
          811,211,872     (75,687,607)       31,297,205        35,444,168       3,960,926      23,557,692
           72,068,412     147,756,019        86,003,132        50,558,964      59,412,891      35,855,199
      ---------------   -------------   ---------------   ---------------   -------------   -------------
      $   883,280,284   $  72,068,412   $   117,300,337   $    86,003,132   $  63,373,817   $  59,412,891
      ===============   =============   ===============   ===============   =============   =============

          106,350,000      14,000,000        34,200,000        22,550,000       9,900,000       4,600,000

                  612               3                --                --              --              --
          (76,750,000)    (15,450,000)      (32,850,000)      (22,200,000)     (9,350,000)     (4,300,000)
      ---------------   -------------   ---------------   ---------------   -------------   -------------
           29,600,612      (1,449,997)        1,350,000           350,000         550,000         300,000
      ===============   =============   ===============   ===============   =============   =============

      $    (5,346,889)  $          --   $      (215,175)  $        76,777   $    (202,999)  $      66,649
      ===============   =============   ===============   ===============   =============   =============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------


                                                                                           SPDR
                                                  MORGAN STANLEY TECHNOLOGY            S&P DIVIDEND
                                                             ETF                           ETF
                                                ----------------------------   ---------------------------
                                                 YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  6/30/2008      6/30/2007       6/30/2008      6/30/2007
                                                ------------   -------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)................  $    608,029   $     158,374   $  9,929,169   $  6,209,467
  Net realized gain (loss) on investments and
     foreign currency transactions............    (1,131,878)      5,471,921     (7,300,900)     8,530,407
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions....................   (30,793,772)     29,817,119    (74,999,594)     8,802,514
                                                ------------   -------------   ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS................   (31,317,621)     35,447,414    (72,371,325)    23,542,388
                                                ------------   -------------   ------------   ------------
  Net equalization credits and charges........       (20,040)          4,169         99,649        388,687
                                                ------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................      (623,850)       (158,374)   (10,113,603)    (6,448,421)
  Net realized gains..........................            --              --     (3,272,942)            --
  Return of capital...........................            --         (38,806)            --             --
                                                ------------   -------------   ------------   ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........      (623,850)       (197,180)   (13,386,545)    (6,448,421)
                                                ------------   -------------   ------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares........   112,430,275     117,844,970     67,799,118    207,904,033
  Net proceeds from reinvestment of shares
     issued...................................            --             124          4,601          2,730
  Cost of shares redeemed.....................   (40,429,206)   (109,157,488)   (26,986,453)   (49,944,274)
  Net income equalization.....................        20,040          (4,169)       (99,649)      (388,687)
                                                ------------   -------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS............    72,021,109       8,683,437     40,717,617    157,573,802
                                                ------------   -------------   ------------   ------------
  Net increase (decrease) in net assets during
     year.....................................    40,059,598      43,937,840    (44,940,604)   175,056,456
  Net assets at beginning of year.............   188,810,872     144,873,032    275,319,070    100,262,614
                                                ------------   -------------   ------------   ------------
NET ASSETS END OF YEAR (1)....................  $228,870,470   $ 188,810,872   $230,378,466   $275,319,070
                                                ============   =============   ============   ============
SHARES OF BENEFICIAL INTEREST:
  Shares sold.................................     1,850,000       2,100,000      1,250,000      3,450,000
  Shares issued to shareholders from
     reinvestment of distributions............            --               2             85             44
  Shares redeemed.............................      (750,000)     (2,000,000)      (450,000)      (850,000)
                                                ------------   -------------   ------------   ------------
NET INCREASE (DECREASE).......................     1,100,000         100,002        800,085      2,600,044
                                                ============   =============   ============   ============
(1) Including undistributed (distribution in
     excess of) net investment income.........  $    (15,821)  $          --   $   (184,434)  $         --
                                                ============   =============   ============   ============

  *   Commencement of operations





See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                  SPDR                              SPDR                               SPDR
               S&P BIOTECH                    S&P HOMEBUILDERS                 S&P METALS & MINING
                   ETF                              ETF                                ETF
      ----------------------------   ---------------------------------   -------------------------------
        YEAR ENDED     YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
        6/30/2008       6/30/2007       6/30/2008         6/30/2007         6/30/2008        6/30/2007
      -------------   ------------   ---------------   ---------------   ---------------   -------------


      $   3,117,219   $    327,760   $     8,290,987   $     1,558,884   $     2,065,183   $     533,224

         22,042,568      9,270,993      (142,189,940)      (25,611,868)      130,740,731      27,883,688

        (17,796,047)    (4,805,604)     (123,156,917)      (29,785,794)       48,689,578     (11,797,707)
      -------------   ------------   ---------------   ---------------   ---------------   -------------

          7,363,740      4,793,149      (257,055,870)      (53,838,778)      181,495,492      16,619,205
      -------------   ------------   ---------------   ---------------   ---------------   -------------
            (73,636)      (105,066)       (1,258,222)           84,633           (11,437)        (81,653)
      -------------   ------------   ---------------   ---------------   ---------------   -------------

         (3,143,730)      (239,008)       (6,970,799)       (1,687,070)       (1,900,215)       (378,042)
                 --             --                --                --                --              --
                 --             --                --                --                --              --
      -------------   ------------   ---------------   ---------------   ---------------   -------------
         (3,143,730)      (239,008)       (6,970,799)       (1,687,070)       (1,900,215)       (378,042)
      -------------   ------------   ---------------   ---------------   ---------------   -------------

        513,373,804    154,300,757     5,717,311,767     3,940,261,605     2,105,539,857     609,603,348
                 --             --                --                --               327              --
       (360,208,917)   (81,732,654)   (5,248,799,178)   (3,719,576,217)   (1,669,482,816)   (452,354,936)
             73,636        105,066         1,258,222           (84,633)           11,437          81,653
      -------------   ------------   ---------------   ---------------   ---------------   -------------

        153,238,523     72,673,169       469,770,811       220,600,755       436,068,805     157,330,065
      -------------   ------------   ---------------   ---------------   ---------------   -------------
        157,384,897     77,122,244       204,485,920       165,159,540       615,652,645     173,489,575
        106,956,850     29,834,606       331,067,067       165,907,527       203,539,916      30,050,341
      -------------   ------------   ---------------   ---------------   ---------------   -------------
      $ 264,341,747   $106,956,850   $   535,552,987   $   331,067,067   $   819,192,561   $ 203,539,916
      =============   ============   ===============   ===============   ===============   =============

          8,900,000      3,000,000       269,300,000       114,450,000        28,650,000      10,150,000

                 --             --                --                --                 5              --
         (6,400,000)    (1,550,000)     (247,800,000)     (108,450,000)      (23,200,000)     (7,500,000)
      -------------   ------------   ---------------   ---------------   ---------------   -------------
          2,500,000      1,450,000        21,500,000         6,000,000         5,450,005       2,650,000
      =============   ============   ===============   ===============   ===============   =============

      $      62,240   $     88,752   $     1,320,188   $            --   $       331,504   $     166,536
      =============   ============   ===============   ===============   ===============   =============


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------


                                                      SPDR S&P OIL & GAS            SPDR S&P OIL & GAS
                                                     EQUIPMENT & SERVICES        EXPLORATION & PRODUCTION
                                                             ETF                           ETF
                                                 ---------------------------  -----------------------------
                                                   YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                   6/30/2008      6/30/2007      6/30/2008      6/30/2007
                                                 -------------  ------------  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).................  $     533,539  $    158,311  $      423,269  $      72,231
  Net realized gain (loss) on investments and
     foreign currency transactions.............     20,853,423     2,850,258      69,600,369     12,601,614
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions.....................     35,819,574    11,712,793       6,341,520     (4,061,422)
                                                 -------------  ------------  --------------  -------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.................     57,206,536    14,721,362      76,365,158      8,612,423
                                                 -------------  ------------  --------------  -------------
  Net equalization credits and charges.........         20,424           (60)         52,962         (3,351)
                                                 -------------  ------------  --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................       (577,767)     (164,678)       (462,680)       (70,073)
  Net realized gains...........................       (476,105)           --              --             --
                                                 -------------  ------------  --------------  -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS..........     (1,053,872)     (164,678)       (462,680)       (70,073)
                                                 -------------  ------------  --------------  -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares.........    197,459,958   187,135,116   1,166,925,024    301,564,305
  Net proceeds from reinvestment of shares
     issued....................................             --            --              --             --
  Cost of shares redeemed......................   (117,592,013)  (73,298,949)   (969,915,790)  (290,625,936)
  Net income equalization......................        (20,424)           60         (52,962)         3,351
                                                 -------------  ------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS.............     79,847,521   113,836,227     196,956,272     10,941,720
                                                 -------------  ------------  --------------  -------------
  VOLUNTARY CONTRIBUTION FROM ADVISOR..........             --            --              --             --
                                                 -------------  ------------  --------------  -------------
  Net increase (decrease) in net assets during
     year......................................    136,020,609   128,392,851     272,911,712     19,480,719
  Net assets at beginning of year..............    143,927,442    15,534,591      39,040,703     19,559,984
                                                 -------------  ------------  --------------  -------------
NET ASSETS END OF YEAR (1).....................  $ 279,948,051  $143,927,442  $  311,952,415  $  39,040,703
                                                 =============  ============  ==============  =============
SHARES OF BENEFICIAL INTEREST:
  Shares sold..................................      4,650,000     6,000,000      20,700,000      7,850,000
  Shares issued to shareholders from
     reinvestment of distributions.............             --            --              --             --
  Shares redeemed..............................     (3,050,000)   (2,600,000)    (17,100,000)    (7,500,000)
                                                 -------------  ------------  --------------  -------------
  NET INCREASE (DECREASE)......................      1,600,000     3,400,000       3,600,000        350,000
                                                 =============  ============  ==============  =============
(1) Including undistributed (distribution in
     excess of) net investment income..........  $     (44,228) $         --  $      (36,718) $       2,693
                                                 =============  ============  ==============  =============






See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                                                                                                            KBW
                  SPDR                            SPDR                             SPDR                   REGIONAL
          S&P PHARMACEUTICALS                  S&P RETAIL                    S&P SEMICONDUCTOR            BANKING
                  ETF                              ETF                              ETF                     ETF
      ---------------------------   --------------------------------   ----------------------------   ---------------
       YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED       YEAR ENDED
        6/30/2008      6/30/2007       6/30/2008        6/30/2007        6/30/2008      6/30/2007        6/30/2008
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------


      $     86,848   $    175,604   $     2,632,222  $       188,827   $     635,032  $     250,039   $    13,039,136

          (977,925)     1,621,359       (17,914,685)       6,925,991     (23,174,644)     4,516,130       (66,927,922)

          (338,625)      (168,896)      (29,868,212)      (2,041,538)    (12,583,453)     4,203,587      (151,148,823)
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------
        (1,229,702)     1,628,067       (45,150,675)       5,073,280     (35,123,065)     8,969,756      (205,037,609)
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------
             8,174             --          (473,125)          45,503          35,395         (2,196)       (5,519,790)
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------

           (95,265)      (176,255)       (2,110,822)        (233,921)       (669,175)      (264,533)       (7,465,907)
                --       (118,361)               --               --              --             --                --
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------
           (95,265)      (294,616)       (2,110,822)        (233,921)       (669,175)      (264,533)       (7,465,907)
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------

        17,268,279     28,195,413     6,499,402,770    1,797,262,601     267,129,205    288,207,580     6,047,386,542
                31          4,580                64               --              --             --             4,656
       (15,511,958)   (36,575,049)   (6,325,436,259)  (1,687,811,577)   (298,237,858)  (237,764,151)   (5,254,127,148)
            (8,174)            --           473,125          (45,503)        (35,395)         2,196         5,519,790
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------

         1,748,178     (8,375,056)      174,439,700      109,405,521     (31,144,048)    50,445,625       798,783,840
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------
                --             --         1,697,400               --              --             --                --
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------
           431,385     (7,041,605)      128,402,478      114,290,383     (66,900,893)    59,148,652       580,760,534
         8,897,069     15,938,674       134,977,863       20,687,480     106,438,876     47,290,224       128,523,175
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------
      $  9,328,454   $  8,897,069   $   263,380,341  $   134,977,863   $  39,537,983  $ 106,438,876   $   709,283,709
      ============   ============   ===============  ===============   =============  =============   ===============

           550,000        800,000       190,550,000       42,450,000       5,750,000      5,750,000       164,500,000
                 1            132                 2               --              --             --               135
          (500,000)    (1,050,000)     (184,650,000)     (39,900,000)     (6,800,000)    (4,750,000)     (140,600,000)
      ------------   ------------   ---------------  ---------------   -------------  -------------   ---------------
            50,001       (249,868)        5,900,002        2,550,000      (1,050,000)     1,000,000        23,900,135
      ============   ============   ===============  ===============   =============  =============   ===============

      $     (7,718)  $        699   $       521,400  $            --   $     (34,143) $          --   $     6,747,221
      ============   ============   ===============  ===============   =============  =============   ===============

            KBW
          REGIONAL
          BANKING
            ETF
      ---------------
         YEAR ENDED
         6/30/2007
      ---------------
      $     1,897,766

           (5,145,925)

           (4,304,341)
      ---------------
           (7,552,500)
      ---------------
           (1,026,639)
      ---------------

             (765,835)
                   --
      ---------------
             (765,835)
      ---------------

        2,459,866,273
                   43
       (2,422,101,042)
            1,026,639
      ---------------

           38,791,913
      ---------------
                   --
      ---------------
           29,446,939
           99,076,236
      ---------------
      $   128,523,175
      ===============

           50,750,000
                    1
          (50,000,000)
      ---------------
              750,001
      ===============

      $     1,173,992
      ===============


SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------


                                                                         SPDR
                                                                     DJ WILSHIRE
                                                                   TOTAL MARKET ETF
                                              ---------------------------------------------------------
                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                              6/30/2008   6/30/2007   6/30/2006   6/30/2005   6/30/2004
                                              ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD........   $ 108.50    $  91.82    $ 85.26     $  80.87    $  69.97
                                               --------    --------    -------     --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)................       1.74        1.61       1.50         1.69        1.17
Net realized and unrealized gain (loss)
  (5).......................................     (15.07)      16.69       6.54         4.38       10.89
                                               --------    --------    -------     --------    --------
Total from investment operations............     (13.33)      18.30       8.04         6.07       12.06
                                               --------    --------    -------     --------    --------
Net equalization credits and charges (4)....       0.03          --         --           --          --
                                               --------    --------    -------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................      (1.79)      (1.62)     (1.48)       (1.68)      (1.16)
Net realized gains..........................         --          --         --           --          --
                                               --------    --------    -------     --------    --------
Total distributions.........................      (1.79)      (1.62)     (1.48)       (1.68)      (1.16)
                                               --------    --------    -------     --------    --------
NET ASSET VALUE, END OF PERIOD..............   $  93.41    $ 108.50    $ 91.82     $  85.26    $  80.87
                                               ========    ========    =======     ========    ========
TOTAL RETURN (1)............................     (12.36)%     20.06%      9.47%        7.55%      17.31%
Net assets, end of period (in 000s).........   $126,113    $130,218    $96,416     $106,580    $113,229
Ratio of expenses to average net assets.....       0.20%       0.20%      0.21%        0.21%       0.22%
Ratio of net investment income (loss) to
  average net assets........................       1.74%       1.62%      1.62%        2.05%       1.59%
Portfolio turnover rate (3).................          1%          2%         2%          32%          5%




See accompanying notes to Financial Highlights on page 186 and notes to financial statements.

--------------------------------------------------------------------------------


                       SPDR                                               SPDR
                    DJ WILSHIRE                                       DJ WILSHIRE
                   LARGE CAP ETF                                  LARGE CAP GROWTH ETF
      --------------------------------------   ---------------------------------------------------------
         YEAR        YEAR     FOR THE PERIOD      YEAR        YEAR        YEAR        YEAR        YEAR
        ENDED       ENDED       11/8/2005*-      ENDED       ENDED       ENDED       ENDED       ENDED
      6/30/2008   6/30/2007      6/30/2006     6/30/2008   6/30/2007   6/30/2006   6/30/2005   6/30/2004
      ---------   ---------   --------------   ---------   ---------   ---------   ---------   ---------
       $ 68.91     $ 58.17        $56.03        $  57.36    $  49.05    $  46.27    $ 47.56     $ 40.98
       -------     -------        ------        --------    --------    --------    -------     -------

          1.18        1.11          0.94            0.44        0.47        0.34       0.71        0.23
         (9.26)      10.74          2.11           (3.33)       8.32        2.78      (1.29)       6.60
       -------     -------        ------        --------    --------    --------    -------     -------
         (8.08)      11.85          3.05           (2.89)       8.79        3.12      (0.58)       6.83
       -------     -------        ------        --------    --------    --------    -------     -------
          0.00+         --            --            0.01       (0.01)         --         --          --
       -------     -------        ------        --------    --------    --------    -------     -------

         (1.18)      (1.11)        (0.91)          (0.46)      (0.47)      (0.34)     (0.71)      (0.25)
         (0.10)         --            --              --          --          --         --          --
       -------     -------        ------        --------    --------    --------    -------     -------
         (1.28)      (1.11)        (0.91)          (0.46)      (0.47)      (0.34)     (0.71)      (0.25)
       -------     -------        ------        --------    --------    --------    -------     -------
       $ 59.55     $ 68.91        $58.17        $  54.02    $  57.36    $  49.05    $ 46.27     $ 47.56
       =======     =======        ======        ========    ========    ========    =======     =======
        (11.84)%     20.50%         5.47%          (5.04)%     17.96%       6.75%     (1.25)%     16.70%
       $ 8,933     $10,337        $5,817        $289,015    $223,708    $137,353    $80,981     $68,973
          0.20%       0.20%         0.21%(2)        0.20%       0.20%       0.21%      0.21%       0.21%
          1.80%       1.69%         1.68%(2)        0.81%       0.92%       0.74%      1.57%       0.59%
             7%          4%            4%             14%         15%         43%        21%         20%

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                         SPDR DJ WILSHIRE
                                                                        LARGE CAP VALUE ETF
                                             ------------------------------------------------------------------------

                                             YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              6/30/2008     6/30/2007    6/30/2006(6)    6/30/2005(6)    6/30/2004(6)
                                             ----------    ----------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $ 87.77      $  73.15       $  67.72        $  62.91         $ 55.76
                                               -------      --------       --------        --------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............        2.37          1.99           1.80            1.70            1.51
Net realized and unrealized gain (loss)
  (5).....................................      (18.59)        14.61           5.44            4.81            7.10
                                               -------      --------       --------        --------         -------
Total from investment operations..........      (16.22)        16.60           7.24            6.51            8.61
                                               -------      --------       --------        --------         -------
Net equalization credits and charges (4)..       (0.09)         0.02             --              --              --
                                               -------      --------       --------        --------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................       (2.28)        (2.00)         (1.81)          (1.70)          (1.46)
Net realized gains........................          --            --             --              --              --
                                               -------      --------       --------        --------         -------
Total distributions.......................       (2.28)        (2.00)         (1.81)          (1.70)          (1.46)
                                               -------      --------       --------        --------         -------
NET ASSET VALUE, END OF PERIOD............     $ 69.18      $  87.77       $  73.15        $  67.72         $ 62.91
                                               =======      ========       ========        ========         =======
TOTAL RETURN (1)..........................      (18.85)%       22.90%         10.80%          10.43%          15.54%
Net assets, end of period (in 000s).......     $93,428      $149,247       $102,432        $135,456         $94,370
Ratio of expenses to average net assets...        0.20%         0.20%          0.21%           0.21%           0.21%
Ratio of net investment income (loss) to
  average net assets......................        2.80%         2.44%          2.52%           2.51%           2.72%
Portfolio turnover rate (3)...............          13%           13%            42%             19%             28%



See accompanying notes to Financial Highlights on page 186 and notes to financial statements.

--------------------------------------------------------------------------------


                   SPDR DJ WILSHIRE                              SPDR DJ WILSHIRE
                      MID CAP ETF                               MID CAP GROWTH ETF                    SPDR DJ WILSHIRE
      ------------------------------------------    ------------------------------------------        MID CAP VALUE ETF
                                  FOR THE PERIOD                                FOR THE PERIOD    ------------------------
      YEAR ENDED    YEAR ENDED      11/8/2005*-     YEAR ENDED    YEAR ENDED      11/8/2005*-     YEAR ENDED    YEAR ENDED
       6/30/2008     6/30/2007       6/30/2006       6/30/2008     6/30/2007       6/30/2006       6/30/2008     6/30/2007
      ----------    ----------    --------------    ----------    ----------    --------------    ----------    ----------
        $ 62.63       $ 53.16         $ 49.18         $ 68.88       $ 58.22         $ 53.95         $ 63.10       $ 54.63
        -------       -------         -------         -------       -------         -------         -------       -------

           0.65          0.78            0.41            0.28          0.51            0.11            1.28          1.28
          (7.80)        10.28            3.96           (5.01)        12.17            4.26          (12.58)         9.32
        -------       -------         -------         -------       -------         -------         -------       -------
          (7.15)        11.06            4.37           (4.73)        12.68            4.37          (11.30)        10.60
        -------       -------         -------         -------       -------         -------         -------       -------
          (0.01)           --              --           (0.00)+          --              --           (0.10)        (0.01)
        -------       -------         -------         -------       -------         -------         -------       -------

          (0.72)        (0.80)          (0.39)          (0.29)        (0.52)          (0.10)          (1.36)        (1.29)
          (2.70)        (0.79)             --           (1.04)        (1.50)             --              --         (0.83)
        -------       -------         -------         -------       -------         -------         -------       -------
          (3.42)        (1.59)          (0.39)          (1.33)        (2.02)          (0.10)          (1.36)        (2.12)
        -------       -------         -------         -------       -------         -------         -------       -------
        $ 52.05       $ 62.63         $ 53.16         $ 62.82       $ 68.88         $ 58.22         $ 50.34       $ 63.10
        =======       =======         =======         =======       =======         =======         =======       =======
         (11.53)%       21.11%           8.92%          (6.85)%       22.22%           8.10%         (18.18)%       19.68%
        $20,820       $25,054         $15,949         $43,977       $24,106         $20,375         $10,068       $18,929
           0.25%         0.25%           0.26%(2)        0.25%         0.25%           0.26%(2)        0.25%         0.25%

           1.17%         1.41%           1.24%(2)        0.45%         0.83%           0.30%(2)        2.18%         2.10%
             45%           40%             25%             59%           55%             34%             51%           45%
          SPDR DJ
         WILSHIRE
       MID CAP VALUE                 SPDR DJ WILSHIRE
            ETF                        SMALL CAP ETF
      --------------    ------------------------------------------
      FOR THE PERIOD                                FOR THE PERIOD
        11/8/2005*-     YEAR ENDED    YEAR ENDED      11/8/2005*-
         6/30/2006       6/30/2008     6/30/2007       6/30/2006
      --------------    ----------    ----------    --------------
          $50.42          $ 66.57       $58.03          $ 52.42
          ------          -------       ------          -------

            0.73             0.69         0.89             0.46
            4.18           (11.19)        9.78             5.56
          ------          -------       ------          -------
            4.91           (10.50)       10.67             6.02
          ------          -------       ------          -------
              --             0.04           --               --
          ------          -------       ------          -------

           (0.70)           (0.84)       (0.99)           (0.41)
              --               --        (1.14)              --
          ------          -------       ------          -------
           (0.70)           (0.84)       (2.13)           (0.41)
          ------          -------       ------          -------
          $54.63          $ 55.27       $66.57          $ 58.03
          ======          =======       ======          =======
            9.76%          (15.76)%      18.70%           11.49%
          $8,194          $13,817       $9,985          $26,113
            0.26%(2)         0.25%        0.25%            0.26%(2)

            2.20%(2)         1.34%        1.18%            1.35%(2)
              29%              24%          16%              10%

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                      SPDR DJ WILSHIRE
                                                                    SMALL CAP GROWTH ETF
                                                 ---------------------------------------------------------
                                                    YEAR        YEAR        YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED       ENDED       ENDED
                                                 6/30/2008   6/30/2007   6/30/2006   6/30/2005   6/30/2004
                                                 ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $104.00     $ 87.11     $ 75.96     $ 69.92     $ 53.55
                                                  -------     -------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................       0.42        0.20        0.23        0.33        0.39(4)
Net realized and unrealized gain (loss) (5)...     (11.83)      16.88       11.17        6.03       16.30
                                                  -------     -------     -------     -------     -------
Total from investment operations..............     (11.41)      17.08       11.40        6.36       16.69
                                                  -------     -------     -------     -------     -------
Net equalization credits and charges (4)......       0.00+         --          --          --          --
                                                  -------     -------     -------     -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.45)      (0.19)      (0.25)      (0.32)      (0.32)
Net realized gains............................      (1.49)         --          --          --          --
                                                  -------     -------     -------     -------     -------
Total distributions...........................      (1.94)      (0.19)      (0.25)      (0.32)      (0.32)
                                                  -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD................    $ 90.65     $104.00     $ 87.11     $ 75.96     $ 69.92
                                                  =======     =======     =======     =======     =======
TOTAL RETURN (1)..............................     (11.01)%     19.63%      15.02%       9.13%      31.19%
Net assets, end of period (in 000s)...........    $86,129     $88,408     $78,405     $53,183     $55,944
Ratio of expenses to average net assets.......       0.25%       0.25%       0.26%       0.26%       0.27%
Ratio of net investment income (loss) to
  average net assets..........................       0.46%       0.22%       0.26%       0.46%       0.59%
Portfolio turnover rate (3)...................         38%         25%         84%         36%         63%




See accompanying notes to Financial Highlights on page 186 and notes to financial statements.

--------------------------------------------------------------------------------


                                 SPDR DJ WILSHIRE
                                SMALL CAP VALUE ETF
      ----------------------------------------------------------------------
         YEAR         YEAR          YEAR            YEAR            YEAR
        ENDED        ENDED          ENDED           ENDED           ENDED
      6/30/2008    6/30/2007    6/30/2006(6)    6/30/2005(6)    6/30/2004(6)
      ---------    ---------    ------------    ------------    ------------
       $ 75.01      $  65.35      $  59.03         $ 56.97         $ 45.07
       -------      --------      --------         -------         -------

          1.25          1.62          1.40(4)         1.14(4)         0.91
        (16.50)         9.76          8.21            4.55           12.92
       -------      --------      --------         -------         -------
        (15.25)        11.38          9.61            5.69           13.83
       -------      --------      --------         -------         -------
          0.01          0.02            --              --              --
       -------      --------      --------         -------         -------

         (1.56)        (1.73)        (1.30)          (1.14)          (0.75)
         (0.29)        (0.01)        (1.99)          (2.49)          (1.18)
       -------      --------      --------         -------         -------
         (1.85)        (1.74)        (3.29)          (3.63)          (1.93)
       -------      --------      --------         -------         -------
       $ 57.92      $  75.01      $  65.35         $ 59.03         $ 56.97
       =======      ========      ========         =======         =======
        (20.46)%       17.64%        16.66%          10.07%          30.92%
       $89,856      $120,090      $101,344         $88,583         $76,928
          0.25%         0.25%         0.26%           0.26%           0.27%
          2.12%         2.27%         2.21%           2.00%           1.88%
            28%           23%           97%             33%             54%

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                 SPDR DJ GLOBAL TITANS ETF
                                               -------------------------------------------------------------
                                                  YEAR         YEAR         YEAR         YEAR         YEAR
                                                 ENDED        ENDED        ENDED        ENDED        ENDED
                                               6/30/2008    6/30/2007    6/30/2006    6/30/2005    6/30/2004
                                               ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD........    $  79.11     $  66.98     $ 62.88      $  61.43     $ 54.04
                                                --------     --------     -------      --------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        1.89         1.67        1.46          1.47        0.72
Net realized and unrealized gain (loss)(5)..      (12.28)       12.11        4.08          1.44        7.60
                                                --------     --------     -------      --------     -------
Total from investment operations............      (10.39)       13.78        5.54          2.91        8.32
                                                --------     --------     -------      --------     -------
Net equalization credits and charges(4).....        0.03           --          --            --          --
                                                --------     --------     -------      --------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................       (1.96)       (1.65)      (1.44)        (1.46)      (0.93)
Net realized gains..........................          --           --          --            --          --
                                                --------     --------     -------      --------     -------
Total distributions.........................       (1.96)       (1.65)      (1.44)        (1.46)      (0.93)
                                                --------     --------     -------      --------     -------
NET ASSET VALUE, END OF PERIOD..............    $  66.79     $  79.11     $ 66.98      $  62.88     $ 61.43
                                                ========     ========     =======      ========     =======
TOTAL RETURN(1).............................      (13.28)%      20.72%       8.88%         4.75%      15.47%
Net assets, end of period (in 000s).........    $163,654     $170,108     $77,044      $106,904     $67,581
Ratio of expenses to average net assets.....        0.50%        0.51%       0.51%         0.51%       0.51%
Ratio of net investment income (loss) to
  average net assets........................        2.55%        2.33%       2.11%         2.47%       1.84%
Portfolio turnover rate (3).................          15%           9%          9%           36%         15%



See accompanying notes to Financial Highlights on page 186 and notes to financial statements.

--------------------------------------------------------------------------------


                             DJ WILSHIRE REIT ETF
------------------------------------------------------------------------------
         YEAR          YEAR           YEAR            YEAR            YEAR
         ENDED         ENDED          ENDED           ENDED           ENDED
       6/30/2008     6/30/2007    6/30/2006(6)    6/30/2005(6)    6/30/2004(6)
      ----------    ----------    ------------    ------------    ------------
      $    80.93    $    75.98     $    65.56       $  51.38        $  42.59
      ----------    ----------     ----------       --------        --------

            2.43          2.57           2.99           2.98(4)         2.59(4)
          (14.86)         6.27          10.88          14.00            8.69
      ----------    ----------     ----------       --------        --------
          (12.43)         8.84          13.87          16.98           11.28
      ----------    ----------     ----------       --------        --------
            0.16         (0.02)            --             --              --
      ----------    ----------     ----------       --------        --------

           (3.26)        (3.33)         (3.00)         (2.80)          (2.33)
              --         (0.54)         (0.45)            --           (0.16)
      ----------    ----------     ----------       --------        --------
           (3.26)        (3.87)         (3.45)         (2.80)          (2.49)
      ----------    ----------     ----------       --------        --------
      $    65.40    $    80.93     $    75.98       $  65.56        $  51.38
      ==========    ==========     ==========       ========        ========
          (15.41)%       11.43%         21.73%         33.64%          26.70%
      $1,289,796    $1,247,893     $1,049,212       $659,223        $447,114
            0.25%         0.25%          0.26%          0.26%           0.26%
            2.79%         2.95%          3.57%          5.06%           5.23%
              14%           16%            11%            12%             15%

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------



                                                 KBW BANK                                     KBW CAPITAL
                                                    ETF                                       MARKETS ETF
                                ------------------------------------------    ------------------------------------------
                                                            FOR THE PERIOD                                FOR THE PERIOD
                                YEAR ENDED    YEAR ENDED      11/8/2005*-     YEAR ENDED    YEAR ENDED      11/8/2005*-
                                 6/30/2008     6/30/2007       6/30/2006       6/30/2008     6/30/2007       6/30/2006
                                ----------    ----------    --------------    ----------    ----------    --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................    $  55.44       $ 53.73        $  50.17        $  68.80       $ 56.18         $ 53.07
                                 --------       -------        --------        --------       -------         -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss).....................        1.60          2.54            0.93            0.53 (4)      0.41            2.63
Net realized and unrealized
  gain (loss)(5).............      (27.35)         1.64            3.52          (23.68)        12.60            3.09
                                 --------       -------        --------        --------       -------         -------
Total from investment
  operations.................      (25.75)         4.18            4.45          (23.15)        13.01            5.72
                                 --------       -------        --------        --------       -------         -------
Net equalization credits and
  charges(4).................        0.66          0.30              --            0.10         (0.04)             --
                                 --------       -------        --------        --------       -------         -------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income........       (1.77)        (2.77)          (0.89)          (0.63)        (0.35)          (2.61)
Return of capital............          --            --              --              --            --              --
                                 --------       -------        --------        --------       -------         -------
Total distributions..........       (1.77)        (2.77)          (0.89)          (0.63)        (0.35)          (2.61)
                                 --------       -------        --------        --------       -------         -------
NET ASSET VALUE, END OF
  PERIOD.....................    $  28.58       $ 55.44        $  53.73        $  45.12       $ 68.80         $ 56.18
                                 ========       =======        ========        ========       =======         =======
TOTAL RETURN(1)..............      (46.07)%        8.28%           8.90%         (33.71)%       23.14%          10.55%
Net assets, end of period (in
  000s)......................    $883,280       $72,068        $147,756        $117,300       $86,003         $50,559
Ratio of expenses to average
  net assets.................        0.35%         0.35%           0.36%(2)        0.35%         0.35%           0.36%(2)
Ratio of net investment
  income (loss) to average
  net assets.................        4.46%         2.93%           3.06%(2)        0.89%         0.52%           2.42%(2)
Portfolio turnover rate (3)..          23%            8%             22%             52%           96%             11%



See accompanying notes to Financial Highlights on page 186 and notes to financial statements.

--------------------------------------------------------------------------------



                     KBW INSURANCE
                          ETF
      ------------------------------------------                       MORGAN STANLEY TECHNOLOGY ETF
                                  FOR THE PERIOD    ------------------------------------------------------------------
      YEAR ENDED    YEAR ENDED      11/8/2005*-     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
       6/30/2008     6/30/2007       6/30/2006       6/30/2008     6/30/2007     6/30/2006     6/30/2005     6/30/2004
      ----------    ----------    --------------    ----------    ----------    ----------    ----------    ----------

        $ 59.41       $ 51.22         $ 52.12        $  61.90      $  49.11      $  46.99       $ 49.18       $ 36.67
        -------       -------         -------        --------      --------      --------       -------       -------



           1.02(4)       0.76            0.44            0.15          0.05          0.03          0.11         (0.09)(4)

         (18.56)         8.17           (0.93)          (6.74)        12.80          2.13         (2.19)        12.60
        -------       -------         -------        --------      --------      --------       -------       -------
         (17.54)         8.93           (0.49)          (6.59)        12.85          2.16         (2.08)        12.51
        -------       -------         -------        --------      --------      --------       -------       -------

           0.12         (0.02)             --           (0.01)         0.00+           --            --            --
        -------       -------         -------        --------      --------      --------       -------       -------


          (1.10)        (0.72)          (0.41)          (0.15)        (0.05)        (0.03)        (0.11)           --
             --            --              --              --         (0.01)        (0.01)           --            --
        -------       -------         -------        --------      --------      --------       -------       -------
          (1.10)        (0.72)          (0.41)          (0.15)        (0.06)        (0.04)        (0.11)           --
        -------       -------         -------        --------      --------      --------       -------       -------
        $ 40.89       $ 59.41         $ 51.22        $  55.15      $  61.90      $  49.11       $ 46.99       $ 49.18
        =======       =======         =======        ========      ========      ========       =======       =======
         (29.67)%       17.46%          (0.93)%        (10.67)%       26.19%         4.60%        (4.25)%       34.11%

        $63,374       $59,413         $35,855        $228,870      $188,811      $144,873       $30,546       $24,595

           0.35%         0.35%           0.36%(2)        0.50%         0.50%         0.51%         0.51%         0.52%

           1.99%         1.32%           1.27%(2)        0.26%         0.09%         0.07%         0.24%        (0.20)%
             18%            6%             16%             24%           22%           23%           46%           17%

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------



                                                   SPDR S&P                                   SPDR S&P
                                                   DIVIDEND                                    BIOTECH
                                                      ETF                                        ETF
                                   ----------------------------------------   ----------------------------------------
                                                             FOR THE PERIOD                             FOR THE PERIOD
                                   YEAR ENDED   YEAR ENDED     11/8/2005*-    YEAR ENDED   YEAR ENDED     1/31/2006*-
                                    6/30/2008    6/30/2007      6/30/2006      6/30/2008    6/30/2007      6/30/2006
                                   ----------   ----------   --------------   ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $  62.57     $  55.70       $  53.49       $  50.93     $  45.90        $ 49.67
                                    --------     --------       --------       --------     --------        -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss).....       2.19(4)      1.75           1.12           0.66         0.18          (0.07)
Net realized and unrealized gain
  (loss) (5).....................     (17.49)        6.87           2.15           6.59         5.04          (3.70)
                                    --------     --------       --------       --------     --------        -------
Total from investment
  operations.....................     (15.30)        8.62           3.27           7.25         5.22          (3.77)
                                    --------     --------       --------       --------     --------        -------
Net equalization credits and
  charges (4)....................       0.02         0.12           0.00+         (0.02)       (0.05)            --
                                    --------     --------       --------       --------     --------        -------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income............      (2.19)       (1.87)         (1.06)         (0.69)       (0.14)            --
Net realized gains...............      (0.80)          --             --             --           --             --
                                    --------     --------       --------       --------     --------        -------
Total distributions..............      (2.99)       (1.87)         (1.06)         (0.69)       (0.14)            --
                                    --------     --------       --------       --------     --------        -------
NET ASSET VALUE, END OF PERIOD...   $  44.30     $  62.57       $  55.70       $  57.47     $  50.93        $ 45.90
                                    ========     ========       ========       ========     ========        =======
TOTAL RETURN (1).................     (25.05)%      15.78%          6.16%         14.15%       11.26%         (7.59)%
Net assets, end of period (in
  000s)..........................   $230,378     $275,319       $100,263       $264,342     $106,957        $29,835
Ratio of expenses to average net
  assets.........................       0.35%        0.34%          0.30%(2)       0.35%        0.35%          0.36%(2)
Ratio of expense to average net
  assets before waivers..........         --         0.35%          0.36%(2)         --           --             --
Ratio of net investment income
  (loss) to average net assets...       3.92%        3.11%          3.45%(2)       1.48%        0.51%         (0.33)%(2)
Portfolio turnover rate (3)......         48%          41%            25%            79%          74%            38%




See accompanying notes to Financial Highlights on page 186 and notes to financial statements.

--------------------------------------------------------------------------------


                       SPDR S&P                                      SPDR S&P                             SPDR S&P
                     HOMEBUILDERS                                 METALS & MINING                         OIL & GAS
                          ETF                                           ETF                         EQUIPMENT & SERVICES
      ------------------------------------------    ------------------------------------------               ETF
                                  FOR THE PERIOD                                FOR THE PERIOD    ------------------------
      YEAR ENDED    YEAR ENDED      1/31/2006*-     YEAR ENDED    YEAR ENDED      6/19/2006*-     YEAR ENDED    YEAR ENDED
       6/30/2008     6/30/2007       6/30/2006       6/30/2008     6/30/2007       6/30/2006       6/30/2008     6/30/2007
      ----------    ----------    --------------    ----------    ----------    --------------    ----------    ----------
       $  30.37      $  33.86        $  46.92        $  62.63      $  50.08         $ 43.29        $  36.90      $  31.07
       --------      --------        --------        --------      --------         -------        --------      --------


           0.36          0.28            0.07            0.39          0.39            0.02            0.11          0.08

         (13.82)        (3.49)         (13.06)          31.54         12.55            6.77           14.11          5.83
       --------      --------        --------        --------      --------         -------        --------      --------
         (13.46)        (3.21)         (12.99)          31.93         12.94            6.79           14.22          5.91
       --------      --------        --------        --------      --------         -------        --------      --------
          (0.06)         0.01           (0.00)+            --         (0.03)             --            0.00+        (0.00)+
       --------      --------        --------        --------      --------         -------        --------      --------

          (0.32)        (0.29)          (0.07)          (0.40)        (0.36)             --           (0.12)        (0.08)
             --            --              --              --            --              --           (0.10)           --
       --------      --------        --------        --------      --------         -------        --------      --------
          (0.32)        (0.29)          (0.07)          (0.40)        (0.36)             --           (0.22)        (0.08)
       --------      --------        --------        --------      --------         -------        --------      --------
       $  16.53      $  30.37        $  33.86        $  94.16      $  62.63         $ 50.08        $  50.90      $  36.90
       ========      ========        ========        ========      ========         =======        ========      ========
         (44.63)%       (9.51)%        (27.70)%         51.22%        25.93%          15.70%          38.61%        19.08%
       $535,553      $331,067        $165,908        $819,193      $203,540         $30,050        $279,948      $143,927
           0.35%         0.35%           0.36%(2)        0.35%         0.35%           0.36%(2)        0.36%         0.35%

             --            --              --              --            --              --              --            --

           1.80%         0.64%           0.34%(2)        0.59%         0.70%           1.65%(2)        0.28%         0.36%
             76%           16%             19%             59%           31%              0%             51%           43%
         SPDR S&P
         OIL & GAS                       SPDR S&P
        EQUIPMENT &                      OIL & GAS
         SERVICES                EXPLORATION & PRODUCTION
            ETF                             ETF
      --------------    ------------------------------------------
      FOR THE PERIOD                                FOR THE PERIOD
        6/19/2006*-     YEAR ENDED    YEAR ENDED      6/19/2006*-
         6/30/2006       6/30/2008     6/30/2007       6/30/2006
      --------------    ----------    ----------    --------------
          $ 27.99        $  45.93       $ 39.12        $ 33.80
          -------        --------       -------        --------


             0.00+           0.13          0.10            0.00+

             3.08           24.16          6.81           5.32
          -------        --------       -------        --------
             3.08           24.29          6.91           5.32
          -------        --------       -------        --------
               --            0.02         (0.00)+            --
          -------        --------       -------        --------

               --           (0.14)        (0.10)             --
               --              --            --              --
          -------        --------       -------        --------
               --           (0.14)        (0.10)             --
          -------        --------       -------        --------
          $ 31.07        $  70.10       $ 45.93        $ 39.12
          =======        ========       =======        ========
            10.98%          52.99%        17.68%          15.74%
          $15,535        $311,952       $39,041        $19,560
             0.36%(2)        0.35%         0.35%           0.36%(2)

               --              --            --              --

             0.17%(2)        0.28%         0.23%           0.10%(2)
                0%             44%           48%              0%

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                                            SPDR S&P
                                                                       PHARMACEUTICALS ETF
                                                           ------------------------------------------
                                                                                       FOR THE PERIOD
                                                           YEAR ENDED    YEAR ENDED      6/19/2006*-
                                                            6/30/2008     6/30/2007       6/30/2006
                                                           ----------    ----------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $ 35.57       $ 31.88         $ 31.42
                                                             -------       -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................        0.32(4)       0.38            0.00+
Net realized and unrealized gain (loss)(5)..............       (4.51)         3.80            0.46
                                                             -------       -------         -------
Total from investment operations........................       (4.19)         4.18            0.46
                                                             -------       -------         -------
Net equalization credits and charges (4)................        0.03            --              --
                                                             -------       -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................       (0.33)        (0.38)             --
Net realized gains......................................          --         (0.11)             --
                                                             -------       -------         -------
Total distributions.....................................       (0.33)        (0.49)             --
                                                             -------       -------         -------
Voluntary contribution from advisor.....................          --            --              --
                                                             -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........................     $ 31.08        $35.57         $ 31.88
                                                             =======       =======         =======
TOTAL RETURN (1)........................................      (11.73)%       13.17%           1.46%
Net assets, end of period (in 000s).....................     $ 9,328        $8,897         $15,939
Ratio of expenses to average net assets.................        0.35%         0.35%           0.36%(2)
Ratio of net investment income (loss) to average net
  assets................................................        0.97%         0.95%           0.29%(2)
Portfolio turnover rate (3).............................          50%           23%              0%



(*)   Commencement of operations
(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(6) All per share amounts representing data prior to September 21, 2005 have been adjusted for the affect of stock splits which occurred on September 21, 2005, as follows: SPDR DJ Wilshire Large Cap Value ETF: 2 for 1; SPDR DJ Wilshire Small Cap Value ETF and DJ Wilshire REIT ETF: 3 for 1.
(7) If the Adviser had not made a voluntary capital contribution to the Fund, the total return would have been (32.44)%.



See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                                                                     SPDR S&P
                  SPDR S&P RETAIL ETF                            SEMICONDUCTOR ETF
      ------------------------------------------    ------------------------------------------    KBW REGIONAL BANKING ETF
                                  FOR THE PERIOD                                FOR THE PERIOD    ------------------------
      YEAR ENDED    YEAR ENDED      6/19/2006*-     YEAR ENDED    YEAR ENDED      1/31/2006*-     YEAR ENDED    YEAR ENDED
       6/30/2008     6/30/2007       6/30/2006       6/30/2008     6/30/2007       6/30/2006       6/30/2008     6/30/2007
      ----------    ----------    --------------    ----------    ----------    --------------    ----------    ----------
       $  43.54      $  37.61         $ 36.72         $ 53.22      $  47.29         $ 53.32        $  45.90      $  48.33
       --------      --------         -------         -------      --------         -------        --------      --------

           0.37          0.11            0.01            0.24          0.16            0.02            1.43          1.84
         (14.39)         5.93            0.88          (11.58)         5.93           (6.03)         (18.58)        (2.40)
       --------      --------         -------         -------      --------         -------        --------      --------
         (14.02)         6.04            0.89          (11.34)         6.09           (6.01)         (17.15)        (0.56)
       --------      --------         -------         -------      --------         -------        --------      --------
          (0.09)         0.02              --            0.01         (0.00)+            --           (0.60)        (0.43)
       --------      --------         -------         -------      --------         -------        --------      --------

          (0.31)        (0.13)             --           (0.27)        (0.16)          (0.02)          (1.59)        (1.44)
             --            --              --              --            --              --              --            --
       --------      --------         -------         -------      --------         -------        --------      --------
          (0.31)        (0.13)             --           (0.27)        (0.16)          (0.02)          (1.59)        (1.44)
       --------      --------         -------         -------      --------         -------        --------      --------
           0.14            --              --              --            --              --              --            --
       --------      --------         -------         -------      --------         -------        --------      --------
       $  29.26      $  43.54         $ 37.61         $ 41.62      $  53.22         $ 47.29        $  26.56      $  45.90
       ========      ========         =======         =======      ========         =======        ========      ========
         (32.11)%(7)    16.12%           2.42%         (21.30)%       12.89%         (11.26)%        (39.51)%       (2.16)%
       $263,380      $134,978         $20,687         $39,538      $106,439         $47,290        $709,284      $128,523
           0.35%         0.35%           0.36%(2)        0.35%         0.35%           0.36%(2)        0.35%         0.36%
           1.40%         0.35%           0.82%(2)        0.52%         0.35%           0.10%(2)        4.04%         2.16%
             50%           71%              0%             65%           52%             40%             35%           39%
       KBW REGIONAL
        BANKING ETF
      --------------
      FOR THE PERIOD
        6/19/2006*-
         6/30/2006
      --------------
          $ 48.02
          -------

             0.02
             0.29
          -------
             0.31
          -------
               --
          -------

               --
               --
          -------
               --
          -------
               --
          -------
          $ 48.33
          =======
             0.66%
          $99.076
             0.36%(2)
             4.01%(2)
                0%

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------

1.  ORGANIZATION

The SPDR Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended ("1940 Act"), is an open-end investment management company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2008, the Trust offered thirty-eight (38) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a "Fund", collectively as the "Funds"). The financial statements herein relate to the following twenty-six (26) Funds: SPDR DJ Wilshire Total Market ETF, SPDR DJ Wilshire Large Cap ETF, SPDR DJ Wilshire Large Cap Growth ETF, SPDR DJ Wilshire Large Cap Value ETF, SPDR DJ Wilshire Mid Cap ETF, SPDR DJ Wilshire Mid Cap Growth ETF, SPDR DJ Wilshire Mid Cap Value ETF, SPDR DJ Wilshire Small Cap ETF, SPDR DJ Wilshire Small Cap Growth ETF, SPDR DJ Wilshire Small Cap Value ETF, SPDR DJ Global Titans ETF, DJ Wilshire REIT ETF, KBW Bank ETF , KBW Capital Markets ETF, KBW Insurance ETF, Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF and KBW Regional Banking ETF. Each Fund operates as a non-diversified investment company. The investment objective of each Fund is to replicate as closely as possible, before expenses and fees, the price and yield performance or total return of a specified market index. The other twelve
(12) Funds are included in a separate Annual Report.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in future financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

The value of each Fund's portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of the security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

EXPENSES

Advisory fees, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees fees and other expenses which cannot be attributed to a Fund are allocated in such a manner as deemed equitable, taking into consideration the relative net assets of the Funds.

EQUALIZATION

The Funds follow the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency on the statement of operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of misappropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and U.S. government securities.

FEDERAL INCOME TAX

The Funds have qualified and intend to continue to qualify for and elect treatment as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales.

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

For the year ended June 30, 2008, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

                                                                  NET GAIN (LOSS)
                                                                  RECLASSIFIED TO
                                                                  PAID IN CAPITAL
---------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                                   $  1,973,000
SPDR DJ Wilshire Large Cap ETF                                           716,093
SPDR DJ Wilshire Large Cap Growth ETF                                 10,337,169
SPDR DJ Wilshire Large Cap Value ETF                                  10,208,247
SPDR DJ Wilshire Mid Cap ETF                                             558,258
SPDR DJ Wilshire Mid Cap Growth ETF                                    2,420,036
SPDR DJ Wilshire Mid Cap Value ETF                                      (531,404)
SPDR DJ Wilshire Small Cap ETF                                           664,196
SPDR DJ Wilshire Small Cap Growth ETF                                 12,797,499
SPDR DJ Wilshire Small Cap Value ETF                                   2,064,869
SPDR DJ Global Titans ETF                                                748,858
DJ Wilshire REIT ETF                                                  68,645,216
KBW Bank ETF                                                         (53,805,253)
KBW Capital Markets ETF                                              (15,368,655)
KBW Insurance ETF                                                     (8,074,057)
Morgan Stanley Technology ETF                                          2,601,622
SPDR S&P Dividend ETF                                                  1,907,509
SPDR S&P Biotech ETF                                                  33,879,363
SPDR S&P Homebuilders ETF                                            (91,995,912)
SPDR S&P Metals & Mining ETF                                         151,747,779
SPDR S&P Oil & Gas Equipment & Services ETF                           20,091,358
SPDR S&P Oil & Gas Exploration & Production ETF                       67,912,476
SPDR S&P Pharmaceuticals ETF                                          (1,073,415)
SPDR S&P Retail ETF                                                  (15,664,370)
SPDR S&P Semiconductor ETF                                           (11,792,194)
KBW Regional Banking ETF                                             (57,635,566)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

At June 30, 2008, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring June 30:

                                 2009        2010          2011           2012           2013          2014           2015
-----------------------------------------------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market
  ETF                          $    --   $        --   $ (2,005,209)  $ (1,348,494)  $  (153,659)  $ (4,842,998)  $        --
SPDR DJ Wilshire Large Cap
  ETF                               --            --             --             --            --             --            --
SPDR DJ Wilshire Large Cap
  Growth ETF                        --    (5,421,523)    (4,738,409)    (2,821,107)     (309,686)    (3,652,975)           --
SPDR DJ Wilshire Large Cap
  Value ETF                         --            --             --             --      (974,429)            --            --
SPDR DJ Wilshire Mid Cap ETF        --            --             --             --            --             --            --
SPDR DJ Wilshire Mid Cap
  Growth ETF                        --            --             --             --            --             --            --
SPDR DJ Wilshire Mid Cap
  Value ETF                         --            --             --             --            --             --            --
SPDR DJ Wilshire Small Cap
  ETF                               --            --             --             --            --             --            --
SPDR DJ Wilshire Small Cap
  Growth ETF                        --            --             --             --            --             --            --
SPDR DJ Wilshire Small Cap
  Value ETF                         --            --             --             --            --             --            --
SPDR DJ Global Titans ETF           --      (417,404)    (1,493,437)      (984,760)           --             --      (282,717)
DJ Wilshire REIT ETF                --            --             --             --            --             --            --
KBW Bank ETF                        --            --             --             --            --             --            --
KBW Capital Markets ETF             --            --             --             --            --             --            --
KBW Insurance ETF                   --            --             --             --            --             --            --
Morgan Stanley Technology ETF   (1,836)   (2,341,875)   (10,238,030)   (19,143,628)   (8,746,932)    (3,784,746)   (2,360,832)
SPDR S&P Dividend ETF               --            --             --             --            --             --            --
SPDR S&P Biotech ETF                --            --             --             --            --             --    (2,145,212)
SPDR S&P Homebuilders ETF           --            --             --             --            --             --    (4,745,039)
SPDR S&P Metals & Mining ETF        --            --             --             --            --             --      (104,652)
SPDR S&P Oil & Gas Equipment
  & Services ETF                    --            --             --             --            --             --            --
SPDR S&P Oil & Gas
  Exploration & Production
  ETF                               --            --             --             --            --             --            --
SPDR S&P Pharmaceuticals ETF        --            --             --             --            --             --            --
SPDR S&P Retail ETF                 --            --             --             --            --             --            --
SPDR S&P Semiconductor ETF          --            --             --             --            --             --    (1,832,423)
KBW Regional Banking ETF            --            --             --             --            --             --            --
                                   2016
------------------------------------------
SPDR DJ Wilshire Total Market
  ETF                          $        --
SPDR DJ Wilshire Large Cap
  ETF                                   --
SPDR DJ Wilshire Large Cap
  Growth ETF                            --
SPDR DJ Wilshire Large Cap
  Value ETF                             --
SPDR DJ Wilshire Mid Cap ETF            --
SPDR DJ Wilshire Mid Cap
  Growth ETF                            --
SPDR DJ Wilshire Mid Cap
  Value ETF                       (493,781)
SPDR DJ Wilshire Small Cap
  ETF                                   --
SPDR DJ Wilshire Small Cap
  Growth ETF                            --
SPDR DJ Wilshire Small Cap
  Value ETF                             --
SPDR DJ Global Titans ETF               --
DJ Wilshire REIT ETF                    --
KBW Bank ETF                      (435,385)
KBW Capital Markets ETF         (9,042,847)
KBW Insurance ETF                 (514,950)
Morgan Stanley Technology ETF     (745,443)
SPDR S&P Dividend ETF                   --
SPDR S&P Biotech ETF              (733,614)
SPDR S&P Homebuilders ETF       (8,203,751)
SPDR S&P Metals & Mining ETF            --
SPDR S&P Oil & Gas Equipment
  & Services ETF                        --
SPDR S&P Oil & Gas
  Exploration & Production
  ETF                                   --
SPDR S&P Pharmaceuticals ETF            --
SPDR S&P Retail ETF             (1,022,978)
SPDR S&P Semiconductor ETF              --
KBW Regional Banking ETF                --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

The Funds incurred the following losses during the period November 1, 2007 through June 30, 2008 that are deferred for tax purposes until fiscal 2009:

                                                                 DEFERRED LOSSES
--------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                                  $         --
SPDR DJ Wilshire Large Cap ETF                                           (2,626)
SPDR DJ Wilshire Large Cap Growth ETF                                (2,915,764)
SPDR DJ Wilshire Large Cap Value ETF                                   (996,877)
SPDR DJ Wilshire Mid Cap ETF                                           (153,388)
SPDR DJ Wilshire Mid Cap Growth ETF                                  (1,429,776)
SPDR DJ Wilshire Mid Cap Value ETF                                     (587,867)
SPDR DJ Wilshire Small Cap ETF                                          (69,440)
SPDR DJ Wilshire Small Cap Growth ETF                                  (261,681)
SPDR DJ Wilshire Small Cap Value ETF                                         --
SPDR DJ Global Titans ETF                                            (8,707,631)
DJ Wilshire REIT ETF                                                 (8,955,724)
KBW Bank ETF                                                        (13,544,034)
KBW Capital Markets ETF                                             (10,491,766)
KBW Insurance ETF                                                      (478,998)
Morgan Stanley Technology ETF                                        (3,839,528)
SPDR S&P Dividend ETF                                                (6,299,165)
SPDR S&P Biotech ETF                                                 (9,655,206)
SPDR S&P Homebuilders ETF                                           (35,640,771)
SPDR S&P Metals & Mining ETF                                        (14,278,984)
SPDR S&P Oil & Gas Equipment & Services ETF                            (331,759)
SPDR S&P Oil & Gas Exploration & Production ETF                              --
SPDR S&P Pharmaceuticals ETF                                                 --
SPDR S&P Retail ETF                                                    (201,789)
SPDR S&P Semiconductor ETF                                          (12,098,030)
KBW Regional Banking ETF                                             (5,493,980)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

For the year ended June 30, 2008, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended June 30, 2008, was as follows:

                                                                                LONG-TERM       TAX RETURN
                                                          ORDINARY INCOME     CAPITAL GAINS     OF CAPITAL
----------------------------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                           $ 2,289,838         $       --        $   --
SPDR DJ Wilshire Large Cap ETF                                  181,788             10,384            --
SPDR DJ Wilshire Large Cap Growth ETF                         2,447,123                 --            --
SPDR DJ Wilshire Large Cap Value ETF                          3,329,881                 --            --
SPDR DJ Wilshire Mid Cap ETF                                    678,459            689,806            --
SPDR DJ Wilshire Mid Cap Growth ETF                             675,530            244,732            --
SPDR DJ Wilshire Mid Cap Value ETF                              302,238                 --            --
SPDR DJ Wilshire Small Cap ETF                                  181,544                 --            --
SPDR DJ Wilshire Small Cap Growth ETF                           433,982          1,492,119            --
SPDR DJ Wilshire Small Cap Value ETF                          2,295,875            424,791            --
SPDR DJ Global Titans ETF                                     4,723,060                 --            --
DJ Wilshire REIT ETF                                         51,236,129          6,936,571            --
KBW Bank ETF                                                 22,992,238                 --            --
KBW Capital Markets ETF                                       1,696,609                 --            --
KBW Insurance ETF                                             2,328,352                 --           --
Morgan Stanley Technology ETF                                   623,850                 --            --
SPDR S&P Dividend ETF                                        12,939,615            446,930            --
SPDR S&P Biotech ETF                                          3,143,730                 --            --
SPDR S&P Homebuilders ETF                                     6,970,799                 --            --
SPDR S&P Metals & Mining ETF                                  1,900,215                 --            --
SPDR S&P Oil & Gas Equipment & Services ETF                   1,053,872                 --            --
SPDR S&P Oil & Gas Exploration & Production ETF                 462,680                 --            --
SPDR S&P Pharmaceuticals ETF                                     95,265                 --            --
SPDR S&P Retail ETF                                           2,110,822                 --            --
SPDR S&P Semiconductor ETF                                      669,175                 --            --
KBW Regional Banking ETF                                      7,465,907                 --            --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

The tax character of distributions paid during the year ended June 30, 2007, was as follows:

                                                                                LONG-TERM       TAX RETURN
                                                          ORDINARY INCOME     CAPITAL GAINS     OF CAPITAL
----------------------------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                           $ 1,845,167         $       --        $    --
SPDR DJ Wilshire Large Cap ETF                                  168,614                 --             --
SPDR DJ Wilshire Large Cap Growth ETF                         1,814,493                 --             --
SPDR DJ Wilshire Large Cap Value ETF                          3,347,062                 --             --
SPDR DJ Wilshire Mid Cap ETF                                    506,872              4,767             --
SPDR DJ Wilshire Mid Cap Growth ETF                             709,073                 --             --
SPDR DJ Wilshire Mid Cap Value ETF                              341,260              4,859             --
SPDR DJ Wilshire Small Cap ETF                                  483,352                 --             --
SPDR DJ Wilshire Small Cap Growth ETF                           166,913                 --             --
SPDR DJ Wilshire Small Cap Value ETF                          2,478,791             20,105             --
SPDR DJ Global Titans ETF                                     3,479,335                 --             --
DJ Wilshire REIT ETF                                         49,083,526          8,422,165             --
KBW Bank ETF                                                  2,854,256                 --             --
KBW Capital Markets ETF                                         471,679                 --             --
KBW Insurance ETF                                               784,053                 --             --
Morgan Stanley Technology ETF                                   158,374                 --         38,806
SPDR S&P Dividend ETF                                         6,448,421                 --             --
SPDR S&P Biotech ETF                                            239,008                 --             --
SPDR S&P Homebuilders ETF                                     1,687,070                 --             --
SPDR S&P Metals & Mining ETF                                    378,042                 --             --
SPDR S&P Oil & Gas Equipment & Services ETF                     164,678                 --             --
SPDR S&P Oil & Gas Exploration & Production ETF                  70,073                 --             --
SPDR S&P Pharmaceuticals ETF                                    294,616                 --             --
SPDR S&P Retail ETF                                             233,921                 --             --
SPDR S&P Semiconductor ETF                                      264,533                 --             --
KBW Regional Banking ETF                                        765,835                 --             --

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

There were no significant differences between the book basis and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales, the cumulative return of capital payments on REITs and the deferral of post-October losses and dividends payable.

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

                                                          UNDISTRIBUTED    UNDISTRIBUTED    NET UNREALIZED
                                                             ORDINARY        LONG-TERM       APPRECIATION
                                                              INCOME       CAPITAL GAINS    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------

SPDR DJ Wilshire Total Market ETF                          $   578,000        $     --       $   6,488,242
SPDR DJ Wilshire Large Cap ETF                                  45,308              --          (1,074,579)
SPDR DJ Wilshire Large Cap Growth ETF                          530,359              --            (320,476)
SPDR DJ Wilshire Large Cap Value ETF                           866,140              --         (16,397,599)
SPDR DJ Wilshire Mid Cap ETF                                    53,870              --          (1,041,148)
SPDR DJ Wilshire Mid Cap Growth ETF                             67,831              --          (2,393,710)
SPDR DJ Wilshire Mid Cap Value ETF                              60,529              --          (2,120,568)
SPDR DJ Wilshire Small Cap ETF                                  33,144              --          (2,407,496)
SPDR DJ Wilshire Small Cap Growth ETF                          159,886              --         (15,196,796)
SPDR DJ Wilshire Small Cap Value ETF                           242,882         266,336         (17,462,995)
SPDR DJ Global Titans ETF                                    1,571,416              --          (3,920,508)
DJ Wilshire REIT ETF                                                --              --        (245,906,471)
KBW Bank ETF                                                 5,872,346              --        (317,042,517)
KBW Capital Markets ETF                                         98,837              --         (47,590,734)
KBW Insurance ETF                                              118,230              --         (29,508,685)
Morgan Stanley Technology ETF                                  506,270              --         (23,810,960)
SPDR S&P Dividend ETF                                        2,845,911              --         (68,327,240)
SPDR S&P Biotech ETF                                         3,117,219              --         (25,170,028)
SPDR S&P Homebuilders ETF                                    4,434,522              --        (169,783,023)
SPDR S&P Metals & Mining ETF                                 1,107,874              --          37,378,645
SPDR S&P Oil & Gas Equipment & Services ETF                    290,871              --         48,654,692
SPDR S&P Oil & Gas Exploration & Production ETF                202,087              --           4,883,709
SPDR S&P Pharmaceuticals ETF                                    22,100              --            (304,217)
SPDR S&P Retail ETF                                          1,742,566              --         (31,528,885)
SPDR S&P Semiconductor ETF                                      51,478              --         (13,742,964)
KBW Regional Banking ETF                                    10,241,296              --        (155,057,138)


On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.

Each Fund adopted the provisions of FIN 48 on the first day of the Funds' fiscal year. Management evaluated the implications of FIN 48 and determined that the tax positions met "more-likely than not" threshold. There was no impact resulting from the adoption of this Interpretation on the Funds' financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each Fund's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

DISTRIBUTIONS

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders quarterly. Each Fund distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

NEW ACCOUNTING PRONOUNCEMENTS

In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As a result, the Trust adopted SFAS 157 for the fiscal year beginning July 1, 2008. Management is evaluating the application of the Statement to the Trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the Trust's financial statements.

In March, 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact, if any, the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

3.  FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER RELATED PARTY
    TRANSACTIONS

ADVISORY FEE

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the "Adviser"). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund's average daily net assets as shown in the following table:

                                                    ANNUAL RATE
---------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                       0.20%
SPDR DJ Wilshire Large Cap ETF                          0.20
SPDR DJ Wilshire Large Cap Growth ETF                   0.20
SPDR DJ Wilshire Large Cap Value ETF                    0.20
SPDR DJ Wilshire Mid Cap ETF                            0.25
SPDR DJ Wilshire Mid Cap Growth ETF                     0.25
SPDR DJ Wilshire Mid Cap Value ETF                      0.25
SPDR DJ Wilshire Small Cap ETF                          0.25
SPDR DJ Wilshire Small Cap Growth ETF                   0.25
SPDR DJ Wilshire Small Cap Value ETF                    0.25
SPDR DJ Global Titans ETF                               0.50
DJ Wilshire REIT ETF                                    0.25
KBW Bank ETF                                            0.35
KBW Capital Markets ETF                                 0.35
KBW Insurance ETF                                       0.35
Morgan Stanley Technology ETF                           0.50
SPDR S&P Dividend ETF                                   0.35
SPDR S&P Biotech ETF                                    0.35
SPDR S&P Homebuilders ETF                               0.35
SPDR S&P Metals & Mining ETF                            0.35
SPDR S&P Oil & Gas Equipment & Services ETF             0.35
SPDR S&P Oil & Gas Exploration & Production ETF         0.35
SPDR S&P Pharmaceuticals ETF                            0.35
SPDR S&P Retail ETF                                     0.35
SPDR S&P Semiconductor ETF                              0.35
KBW Regional Banking ETF                                0.35

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

The Adviser pays all expenses of each Fund other than management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses and other extraordinary expenses.

On February 8, 2008 the Advisor made a voluntary capital contribution of $1,697,400 to the SPDR S&P Retail ETF to improve tracking between the Fund and the Index.

State Street Bank and Trust Company ("State Street"), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser. See also Note 4.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Prime Portfolio for which SSgA FM serves as the Investment Adviser. The State Street Navigator Securities Lending Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

For the period January 31, 2008 (inception of lending activities via State Street) through June 30, 2008, State Street earned securities lending agent fees as follows:

                                                                SECURITIES LENDING
                                                                    AGENT FEES
----------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                                    $ 14,595
SPDR DJ Wilshire Large Cap ETF                                          1,178
SPDR DJ Wilshire Large Cap Growth ETF                                  17,214
SPDR DJ Wilshire Large Cap Value ETF                                   11,368
SPDR DJ Wilshire Mid Cap ETF                                            3,778
SPDR DJ Wilshire Mid Cap Growth ETF                                     8,429
SPDR DJ Wilshire Mid Cap Value ETF                                      1,667
SPDR DJ Wilshire Small Cap ETF                                          2,895
SPDR DJ Wilshire Small Cap Growth ETF                                  20,343
SPDR DJ Wilshire Small Cap Value ETF                                   19,808
SPDR DJ Global Titans ETF                                              12,404
DJ Wilshire REIT ETF                                                   60,633
KBW Bank ETF                                                           37,077
KBW Capital Markets ETF                                                14,366
KBW Insurance ETF                                                      11,120
Morgan Stanley Technology ETF                                          21,091
SPDR S&P Dividend ETF                                                  26,995
SPDR S&P Biotech ETF                                                   31,406
SPDR S&P Homebuilders ETF                                             523,844
SPDR S&P Metals & Mining ETF                                           44,818
SPDR S&P Oil & Gas Equipment & Services ETF                            18,083
SPDR S&P Oil & Gas Exploration & Production ETF                        17,365
SPDR S&P Pharmaceuticals ETF                                            1,182
SPDR S&P Retail ETF                                                    48,349
SPDR S&P Semiconductor ETF                                             26,845
KBW Regional Banking ETF                                              170,482

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

DISTRIBUTOR

State Street Global Markets, LLC (the "Distributor"), an affiliate of the Adviser, serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan, pursuant to Rule 12b-1 under the 1940 Act, each Fund, with the exception of the SPDR DJ Wilshire Total Market ETF, is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board of Trustees has determined that no such payments will be made through at least October 31, 2008 and therefore no such payments have been made to the Distributor.

TRUSTEES' FEES

Commencing August 11, 2007, the Trust and SPDR Index Shares Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $60,000 plus $3,000 per in-person meeting attended and $1,000 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $9,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. Previously, the Trust paid each Independent Trustee an annual fee of $12,000 plus $4,500 per in person meeting attended and $500 for each meeting attended via telephone or video conference.

TRANSACTIONS WITH AFFILIATES

The Funds listed below have invested in an affiliated company, State Street Corp. Amounts relating to these investments at June 30, 2008 and for the period then ended are:

                                           SHARES
                                          PURCHASED  SHARES SOLD               INCOME EARNED   REALIZED GAIN ON
                             NUMBER OF     FOR THE     FOR THE     NUMBER OF      FOR THE     SHARES SOLD DURING  MARKET VALUE AT
                            SHARES HELD  YEAR ENDED   YEAR ENDED  SHARES HELD    YEAR ENDED     THE YEAR ENDED     THE YEAR ENDED
FUND                         AT 6/30/07    6/30/08     6/30/08     AT 6/30/08     6/30/08           6/30/08           6/30/08
---------------------------------------------------------------------------------------------------------------------------------
SPDR DJ WILSHIRE TOTAL
  MARKET ETF..............      2,474           819         125       3,168       $  2,710        $    2,857        $   202,720
SPDR DJ WILSHIRE LARGE CAP
  ETF.....................        276           237         206         307            261             3,104             19,645
SPDR DJ WILSHIRE LARGE CAP
  GROWTH ETF..............     11,842         9,103       2,724      18,221         15,607            44,535          1,165,962
KBW BANK ETF..............     45,580     2,350,458   1,669,740     726,298        318,810           509,733         46,475,809
KBW CAPITAL MARKETS ETF...     59,409     1,148,337   1,053,659     154,087         69,127         1,228,769          9,860,027

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

Each Fund invests its cash collateral for securities lending in the shares of the State Street Navigator Securities Lending Prime Portfolio, an affiliated fund of the Adviser. Amounts relating to these investments at June 30, 2008 and for the period then ended are:

                                 NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                      HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
FUND                                  6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
------------------------------------------------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market
  ETF                                   --              116,384,737           95,122,226       21,262,511       $   83,113
SPDR DJ Wilshire Large Cap ETF          --                8,524,997            6,692,843        1,832,154            6,905
SPDR DJ Wilshire Large Cap
  Growth ETF                            --              164,920,266          144,867,936       20,052,330           98,102
SPDR DJ Wilshire Large Cap
  Value ETF                             --              183,612,016          170,690,622       12,921,394           64,696
SPDR DJ Wilshire Mid Cap ETF            --               15,871,533           10,011,687        5,859,846           21,522
SPDR DJ Wilshire Mid Cap Growth
  ETF                                   --               35,578,731           23,190,188       12,388,543           47,924
SPDR DJ Wilshire Mid Cap Value
  ETF                                   --                7,997,071            5,134,655        2,862,416            9,485
SPDR DJ Wilshire Small Cap ETF          --               11,999,733            8,031,017        3,968,716           17,438
SPDR DJ Wilshire Small Cap
  Growth ETF                            --               56,248,204           31,562,355       24,685,849          115,656
SPDR DJ Wilshire Small Cap
  Value ETF                             --               66,517,004           40,769,093       25,747,911          112,652
SPDR DJ Global Titans ETF               --              237,347,938          228,125,400        9,222,538           70,614
DJ Wilshire REIT ETF                    --              498,212,248          372,223,202      125,989,046          345,411
KBW Bank ETF                            --              511,254,550          411,790,730       99,463,820          211,156
KBW Capital Markets ETF                 --              193,201,916          166,710,477       26,491,439           81,841
KBW Insurance ETF                       --              162,258,187          151,392,817       10,865,370           63,349
Morgan Stanley Technology ETF           --              247,004,605          227,642,843       19,361,762          120,150
SPDR S&P Dividend ETF                   --              239,826,046          191,487,024       48,339,022          153,776
SPDR S&P Biotech ETF                    --              287,593,126          215,033,382       72,559,744          178,866
SPDR S&P Homebuilders ETF               --              579,700,356          444,798,913      134,901,443        2,974,505
SPDR S&P Metals & Mining ETF            --              532,565,274          437,688,873       94,876,401          255,374
SPDR S&P Oil & Gas Equipment &
  Services ETF                          --              205,034,431          170,590,765       34,443,666          102,996
SPDR S&P Oil & Gas Exploration
  & Production ETF                      --              207,229,666          168,620,716       38,608,950           98,893
SPDR S&P Pharmaceuticals ETF            --               13,293,378           10,769,438        2,523,940            6,727
SPDR S&P Retail ETF                     --              403,578,339          375,172,692       28,405,647          275,085
SPDR S&P Semiconductor ETF              --              110,957,081          100,528,531       10,428,550          152,489
KBW Regional Banking ETF                --              574,930,898          404,434,826      170,496,072          968,697


4.  SHAREHOLDER TRANSACTIONS

With the exception of the Trust's dividend reinvestment plan, Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $250 to $4,500 per Creation Unit for each Fund regardless of the number of Creation Units that are created or redeemed on the same day, are charged to those institutions creating or redeeming Creation Units. An additional fee up to three times these amounts may be charged for certain transactions. Transaction fees and interest derived from certain Creation Unit transactions are received by the Trust and/or Custodian and used to defray related expenses.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

5.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at June 30, 2008 were as follows:


                                                                   GROSS          GROSS      NET UNREALIZED
                                                IDENTIFIED      UNREALIZED     UNREALIZED     APPRECIATION
                                                   COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF             $  141,808,200   $ 26,565,556   $ 20,077,314    $   6,488,242
SPDR DJ Wilshire Large Cap ETF                    11,875,758        520,293      1,594,872       (1,074,579)
SPDR DJ Wilshire Large Cap Growth ETF            309,843,273     33,820,111     34,140,587         (320,476)
SPDR DJ Wilshire Large Cap Value ETF             123,417,418      7,812,825     24,210,424      (16,397,599)
SPDR DJ Wilshire Mid Cap ETF                      27,807,690      2,309,595      3,350,743       (1,041,148)
SPDR DJ Wilshire Mid Cap Growth ETF               58,843,885      4,793,233      7,186,943       (2,393,710)
SPDR DJ Wilshire Mid Cap Value ETF                15,111,652        389,387      2,509,955       (2,120,568)
SPDR DJ Wilshire Small Cap ETF                    20,245,102      1,052,415      3,459,911       (2,407,496)
SPDR DJ Wilshire Small Cap Growth ETF            126,253,530      8,451,347     23,648,143      (15,196,796)
SPDR DJ Wilshire Small Cap Value ETF             133,659,201      6,591,208     24,054,203      (17,462,995)
SPDR DJ Global Titans ETF                        177,788,069     15,864,794     19,792,038       (3,927,244)
DJ Wilshire REIT ETF                           1,674,701,291      2,044,906    247,951,377     (245,906,471)
KBW Bank ETF                                   1,308,898,448             --    317,042,517     (317,042,517)
KBW Capital Markets ETF                          191,639,242         17,062     47,607,796      (47,590,734)
KBW Insurance ETF                                104,032,151             --     29,508,685      (29,508,685)
Morgan Stanley Technology ETF                    272,564,276     10,988,215     34,799,175      (23,810,960)
SPDR S&P Dividend ETF                            349,136,469      7,333,527     75,660,767      (68,327,240)
SPDR S&P Biotech ETF                             365,163,953      7,723,121     32,893,149      (25,170,028)
SPDR S&P Homebuilders ETF                        842,717,355        475,216    170,258,239     (169,783,023)
SPDR S&P Metals & Mining ETF                     877,242,547     70,288,523     32,909,878       37,378,645
SPDR S&P Oil & Gas Equipment & Services ETF      266,083,215     49,365,387        710,695       48,654,692
SPDR S&P Oil & Gas Exploration & Production
  ETF                                            345,893,347     20,848,931     15,965,222        4,883,709
SPDR S&P Pharmaceuticals ETF                      12,182,998        384,606        688,823         (304,217)
SPDR S&P Retail ETF                              324,431,980        276,677     31,805,562      (31,528,885)
SPDR S&P Semiconductor ETF                        63,786,164        274,369     14,017,333      (13,742,964)
KBW Regional Banking ETF                       1,036,154,942             --    155,057,138     (155,057,138)

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the year ended June 30, 2008, the Trust had in-kind contributions and in-kind redemptions as follows:

                                                          CONTRIBUTIONS     REDEMPTIONS
----------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                        $   19,375,046   $    5,543,947
SPDR DJ Wilshire Large Cap ETF                                6,814,488        6,806,899
SPDR DJ Wilshire Large Cap Growth ETF                       123,305,281       42,038,575
SPDR DJ Wilshire Large Cap Value ETF                         29,077,176       56,800,290
SPDR DJ Wilshire Mid Cap ETF                                  5,437,845        5,057,610
SPDR DJ Wilshire Mid Cap Growth ETF                          41,225,211       15,758,644
SPDR DJ Wilshire Mid Cap Value ETF                                   --        5,677,650
SPDR DJ Wilshire Small Cap ETF                               14,766,651        8,937,285
SPDR DJ Wilshire Small Cap Growth ETF                        70,425,929       59,107,425
SPDR DJ Wilshire Small Cap Value ETF                          9,446,286       13,476,590
SPDR DJ Global Titans ETF                                    25,229,677        3,523,456
DJ Wilshire REIT ETF                                        688,682,754      393,372,344
KBW Bank ETF                                              3,553,958,160    2,368,273,304
KBW Capital Markets ETF                                   1,500,234,064    1,379,952,810
KBW Insurance ETF                                           478,344,700      436,547,792
Morgan Stanley Technology ETF                               112,423,025       40,427,218
SPDR S&P Dividend ETF                                        67,738,957       26,909,833
SPDR S&P Biotech ETF                                        493,262,335      339,144,958
SPDR S&P Homebuilders ETF                                 4,004,593,363    3,535,164,164
SPDR S&P Metals & Mining ETF                              1,782,363,876    1,341,711,137
SPDR S&P Oil & Gas Equipment & Services ETF                 197,456,686      117,500,328
SPDR S&P Oil & Gas Exploration & Production ETF             921,011,534      723,949,863
SPDR S&P Pharmaceuticals ETF                                 14,196,609       12,452,973
SPDR S&P Retail ETF                                       4,003,145,027    3,836,543,168
SPDR S&P Semiconductor ETF                                  253,011,613      282,515,196
KBW Regional Banking ETF                                  4,060,044,428    3,263,511,375


The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes. The table represents the accumulation of the Funds' daily net shareholder transactions while the Statements of Changes reflect gross shareholder transactions including any cash component of the transactions.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

For the year ended June 30, 2008, the Trust had purchases and sales of investment securities as follows:

                                                             PURCHASES        SALES
--------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                          $  5,334,260   $  1,158,105
SPDR DJ Wilshire Large Cap ETF                                  767,464        605,093
SPDR DJ Wilshire Large Cap Growth ETF                        48,415,788     41,198,261
SPDR DJ Wilshire Large Cap Value ETF                         18,536,138     16,311,968
SPDR DJ Wilshire Mid Cap ETF                                 10,593,931     10,485,819
SPDR DJ Wilshire Mid Cap Growth ETF                          26,130,907     24,201,904
SPDR DJ Wilshire Mid Cap Value ETF                            7,467,126      6,959,439
SPDR DJ Wilshire Small Cap ETF                                3,612,034      3,004,822
SPDR DJ Wilshire Small Cap Growth ETF                        38,235,514     35,147,847
SPDR DJ Wilshire Small Cap Value ETF                         31,754,303     27,076,458
SPDR DJ Global Titans ETF                                    27,820,695     26,996,775
DJ Wilshire REIT ETF                                        267,314,953    180,374,233
KBW Bank ETF                                                104,039,244     97,361,220
KBW Capital Markets ETF                                      74,123,665     88,517,255
KBW Insurance ETF                                            17,315,251     17,535,119
Morgan Stanley Technology ETF                                63,524,216     55,565,752
SPDR S&P Dividend ETF                                       121,046,206    124,543,927
SPDR S&P Biotech ETF                                        165,235,773    166,535,676
SPDR S&P Homebuilders ETF                                   336,376,121    336,393,482
SPDR S&P Semiconductor ETF                                   78,480,174     80,274,813
SPDR S&P Metals & Mining ETF                                230,373,721    225,171,793
SPDR S&P Oil & Gas Equipment & Services ETF                 105,969,286     98,426,275
SPDR S&P Oil & Gas Exploration & Production ETF              70,091,392     70,746,377
SPDR S&P Pharmaceuticals ETF                                  4,766,581      4,257,800
SPDR S&P Retail ETF                                         117,103,831    106,563,074
KBW Regional Banking ETF                                    122,099,617    122,159,993


7.  CONCENTRATION OF RISK

The Funds' assets may be concentrated in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of a particular industry, group of industries or sector, and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

8.  SECURITIES LENDING

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2008 and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds' Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of SPDR Series Trust

We have audited the accompanying statements of assets and liabilities of SPDR(R) DJ Wilshire Total Market ETF, SPDR(R) DJ Wilshire Large Cap ETF, SPDR(R) DJ Wilshire Large Cap Growth ETF, SPDR(R) DJ Wilshire Large Cap Value ETF, SPDR(R) DJ Wilshire Mid Cap ETF, SPDR(R) DJ Wilshire Mid Cap Growth ETF, SPDR(R) DJ Wilshire Mid Cap Value ETF, SPDR(R) DJ Wilshire Small Cap ETF, SPDR(R) DJ Wilshire Small Cap Growth ETF, SPDR(R) DJ Wilshire Small Cap Value ETF, SPDR(R) DJ Global Titans ETF, DJ Wilshire REIT ETF, KBW Bank ETF, KBW Capital Markets ETF, KBW Insurance ETF, Morgan Stanley Technology ETF, SPDR(R) S&P(R) Dividend ETF, SPDR(R) S&P(R) Biotech ETF, SPDR(R) S&P(R) Homebuilders ETF, SPDR(R) S&P(R) Metals & Mining ETF, SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF, SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF, SPDR(R) S&P(R) Pharmaceuticals ETF, SPDR(R) S&P(R) Retail ETF, SPDR(R) S&P(R) Semiconductor ETF, and KBW Regional Banking ETF, twenty-six of the portfolios (collectively, the "Funds") comprising SPDR(R) Series Trust, including the schedules of investments, as of June 30, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SPDR(R) Series Trust at June 30, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
August 15, 2008

SPDR SERIES TRUST
OTHER INFORMATION
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV AS OF JUNE 30, 2008

The following charts are provided to show the frequency at which the daily market price on the American Stock Exchange ("Exchange"), the secondary market for shares of each Fund, was at a discount or premium to such Fund's daily net asset value ("NAV"). The market price of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time that the Fund's NAV is calculated (referred to as the "Bid/Offer Midpoint"). Each Fund's Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

SPDR DJ WILSHIRE TOTAL MARKET ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/2008...............................    22         7          5        12         6          0



SPDR DJ WILSHIRE LARGE CAP ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................    30         14         9        21         7          1



SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/2008...............................    33         5          1        19         3          0



SPDR DJ WILSHIRE LARGE CAP VALUE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/2008...............................    30         4          3        28         2          0



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR DJ WILSHIRE MID CAP ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................     8         1          0         8         0          0



SPDR DJ WILSHIRE MID CAP GROWTH ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................    15         7          0        14         6          0



SPDR DJ WILSHIRE MID CAP VALUE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................     6         1          0        16         1          0



SPDR DJ WILSHIRE SMALL CAP ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................    11         4          0        21         2          0



SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/2008...............................    36         12         2        36         5          1



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/2008...............................    39         13         0        63         13         0



SPDR DJ GLOBAL TITANS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/2008...............................    47         16         2        33         9          1



DJ WILSHIRE REIT ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/2008...............................    12         4          0        16         4          0



KBW BANK ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................     7         4          1         8         1          0



KBW CAPITAL MARKETS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................     6         7          0        10         3          0



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

KBW INSURANCE ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................     9         2          0        15         3          0



MORGAN STANLEY TECHNOLOGY ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
5 Years Ended:

6/30/2008...............................    46         14         1        53         14         1



SPDR S&P DIVIDEND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (11/15/2005)

through 6/30/2008.......................    20         6          0         9         1          0



SPDR S&P BIOTECH ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (2/6/2006)

through 6/30/2008.......................    11         2          0        13         4          0



SPDR S&P HOMEBUILDERS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (2/6/2006)

through 6/30/2008.......................    23         6          1        18         2          1



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR S&P METALS & MINING ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (6/22/2006)

through 6/30/2008.......................    12         7          0        12         2          1



SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (6/22/2006)

through 6/30/2008.......................    17         4          0        10         8          1



SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (6/22/2006)

through 6/30/2008.......................    10         3          0         9         4          0



SPDR S&P PHARMACEUTICALS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (6/22/2006)

through 6/30/2008.......................     5         6          0         8         2          0



SPDR S&P RETAIL ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (6/22/2006)

through 6/30/2008.......................    10         3          0         8         0          0



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

SPDR S&P SEMICONDUCTOR ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (2/6/2006)

through 6/30/2008.......................    13         4          2        16         4          0



KBW REGIONAL BANKING ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT* VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (6/22/2006)

through 6/30/2008.......................    15         4          0         5         3          0



* Prior to 11/1/2006, the discount and premium information was calculated by comparing the closing price (last trade) vs. the NAV of the Fund.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and trustee fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at January 1, 2008 and held for the six months ended June 30, 2008.

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees at scheduled amounts ranging from $250 to $4,500 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell the Funds' Shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees on brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         BEGINNING          ENDING        EXPENSES PAID
                                                       ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
ACTUAL                                                    1/1/2008        6/30/2008      1/1/08-6/30/08
-------------------------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                          $1,000         $  892.61           $0.94
SPDR DJ Wilshire Large Cap ETF                              1,000            889.60            0.94
SPDR DJ Wilshire Large Cap Growth ETF                       1,000            924.26            0.96
SPDR DJ Wilshire Large Cap Value ETF                        1,000            850.94            0.92
SPDR DJ Wilshire Mid Cap ETF                                1,000            934.81            1.20
SPDR DJ Wilshire Mid Cap Growth ETF                         1,000            953.87            1.21
SPDR DJ Wilshire Mid Cap Value ETF                          1,000            905.88            1.18
SPDR DJ Wilshire Small Cap ETF                              1,000            907.75            1.19
SPDR DJ Wilshire Small Cap Growth ETF                       1,000            925.38            1.20
SPDR DJ Wilshire Small Cap Value ETF                        1,000            889.22            1.17
SPDR DJ Global Titans ETF                                   1,000            861.52            2.31
DJ Wilshire REIT ETF                                        1,000            965.54            1.22
KBW Bank ETF                                                1,000            672.60            1.46
KBW Capital Markets ETF                                     1,000            781.29            1.55
KBW Insurance ETF                                           1,000            676.11            1.46
Morgan Stanley Technology ETF                               1,000            893.03            2.35
SPDR S&P Dividend ETF                                       1,000            821.81            1.59
SPDR S&P Biotech ETF                                        1,000            978.46            1.77
SPDR S&P Homebuilders ETF                                   1,000            864.22            1.62
SPDR S&P Metals & Mining ETF                                1,000          1,356.80            2.05
SPDR S&P Oil & Gas Equipment & Services ETF                 1,000          1,256.20            2.02
SPDR S&P Oil & Gas Exploration & Production ETF             1,000          1,347.30            2.04
SPDR S&P Pharmaceuticals ETF                                1,000            929.10            1.68
SPDR S&P Retail ETF                                         1,000            867.10            1.62
SPDR S&P Semiconductor ETF                                  1,000            898.21            1.65
KBW Regional Banking ETF                                    1,000            721.10            1.50



                                                         BEGINNING          ENDING        EXPENSES PAID
                                                       ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
HYPOTHETICAL                                              1/1/2008        6/30/2008      1/1/08-6/30/08
-------------------------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                          $1,000         $1,023.87           $1.01
SPDR DJ Wilshire Large Cap ETF                              1,000          1,023.87            1.01
SPDR DJ Wilshire Large Cap Growth ETF                       1,000          1,023.87            1.01
SPDR DJ Wilshire Large Cap Value ETF                        1,000          1,023.87            1.01
SPDR DJ Wilshire Mid Cap ETF                                1,000          1,023.62            1.26
SPDR DJ Wilshire Mid Cap Growth ETF                         1,000          1,023.62            1.26
SPDR DJ Wilshire Mid Cap Value ETF                          1,000          1,023.62            1.26
SPDR DJ Wilshire Small Cap ETF                              1,000          1,023.62            1.26
SPDR DJ Wilshire Small Cap Growth ETF                       1,000          1,023.62            1.26
SPDR DJ Wilshire Small Cap Value ETF                        1,000          1,023.62            1.26
SPDR DJ Global Titans ETF                                   1,000          1,022.38            2.51
DJ Wilshire REIT ETF                                        1,000          1,023.62            1.26
KBW Bank ETF                                                1,000          1,023.12            1.76
KBW Capital Markets ETF                                     1,000          1,023.12            1.76
KBW Insurance ETF                                           1,000          1,023.12            1.76
Morgan Stanley Technology ETF                               1,000          1,022.38            2.51
SPDR S&P Dividend ETF                                       1,000          1,023.12            1.76
SPDR S&P Biotech ETF                                        1,000          1,023.07            1.81
SPDR S&P Homebuilders ETF                                   1,000          1,023.12            1.76
SPDR S&P Metals & Mining ETF                                1,000          1,023.12            1.76

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         BEGINNING          ENDING        EXPENSES PAID
                                                       ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
HYPOTHETICAL (CONTINUED)                                  1/1/2008        6/30/2008      1/1/08-6/30/08
-------------------------------------------------------------------------------------------------------
SPDR S&P Oil & Gas Equipment & Services ETF                $1,000         $1,023.07           $1.81
SPDR S&P Oil & Gas Exploration & Production ETF             1,000          1,023.12            1.76
SPDR S&P Pharmaceuticals ETF                                1,000          1,023.12            1.76
SPDR S&P Retail ETF                                         1,000          1,023.12            1.76
SPDR S&P Semiconductor ETF                                  1,000          1,023.12            1.76
KBW Regional Banking ETF                                    1,000          1,023.12            1.76


* Expenses are equal to the Funds' annualized expense ratio of 0.20%, 0.20%, 0.20%, 0.20%, 0.25%, 0.25%, 0.25%, 0.25%, 0.25%, 0.25%, 0.50%, 0.25%, 0.35%,
  0.35%, 0.35%, 0.50%, 0.35%, 0.36%, 0.35%, 0.35%, 0.36%, 0.35%, 0.35%, 0.35%,
  0.35% and 0.35%, respectively. Expenses are equal to the Funds' annualized expense ratio, multiplied by value the average account over the period, multiplied by the number of days in the most recent six-month period (or since commencement of operations), then divided by 366.

TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year end June 30, 2008:

Percentage of distributions which qualify for the corporate dividends received deduction:

FUND                                                                         PERCENTAGE

---------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                                               83.34%
SPDR DJ Wilshire Large Cap ETF                                                  84.50%
SPDR DJ Wilshire Large Cap Growth ETF                                          100.00%
SPDR DJ Wilshire Large Cap Value ETF                                            85.39%
SPDR DJ Wilshire Mid Cap ETF                                                    35.50%
SPDR DJ Wilshire Mid Cap Growth ETF                                             29.72%
SPDR DJ Wilshire Mid Cap Value ETF                                              53.35%
SPDR DJ Wilshire Small Cap ETF                                                  30.03%
SPDR DJ Wilshire Small Cap Growth ETF                                           36.25%
SPDR DJ Wilshire Small Cap Value ETF                                            47.81%
SPDR DJ Global Titans ETF                                                       43.28%
DJ Wilshire REIT ETF                                                             0.00%
KBW Bank ETF                                                                    81.24%
KBW Capital Markets ETF                                                         89.55%
KBW Insurance ETF                                                               78.15%
Morgan Stanley Technology ETF                                                  100.00%
SPDR S&P Dividend ETF                                                           91.02%
SPDR S&P Biotech ETF                                                           100.00%
SPDR S&P Homebuilders ETF                                                       45.48%
SPDR S&P Metals & Mining ETF                                                   100.00%
SPDR S&P Oil & Gas Equipment & Services ETF                                     33.48%
SPDR S&P Oil & Gas Exploration & Production ETF                                 25.48%
SPDR S&P Pharmaceuticals ETF                                                    99.80%
SPDR S&P Retail ETF                                                             33.84%
SPDR S&P Semiconductor ETF                                                     100.00%
KBW Regional Banking ETF                                                        45.14%

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

Qualified Dividend Income: A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2008, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. These amounts are noted below:

                                                                                AMOUNT

----------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                                            $ 1,899,842
SPDR DJ Wilshire Large Cap ETF                                                   156,573
SPDR DJ Wilshire Large Cap Growth ETF                                          2,482,167
SPDR DJ Wilshire Large Cap Value ETF                                           2,970,147
SPDR DJ Wilshire Mid Cap ETF                                                     190,836
SPDR DJ Wilshire Mid Cap Growth ETF                                              166,861
SPDR DJ Wilshire Mid Cap Value ETF                                               206,255
SPDR DJ Wilshire Small Cap ETF                                                    99,750
SPDR DJ Wilshire Small Cap Growth ETF                                            362,608
SPDR DJ Wilshire Small Cap Value ETF                                           1,247,887
SPDR DJ Global Titans ETF                                                      4,660,788
DJ Wilshire REIT ETF                                                                  --
KBW Bank ETF                                                                  13,586,585
KBW Capital Markets ETF                                                        1,134,009
KBW Insurance ETF                                                             1,781,110
Morgan Stanley Technology ETF                                                  1,468,831
SPDR S&P Dividend ETF                                                          9,056,186
SPDR S&P Biotech ETF                                                           1,604,864
SPDR S&P Homebuilders ETF                                                      3,399,677
SPDR S&P Metals & Mining ETF                                                   2,022,926
SPDR S&P Oil & Gas Equipment & Services ETF                                    1,090,585
SPDR S&P Oil & Gas Exploration & Production ETF                                  594,581
SPDR S&P Pharmaceuticals ETF                                                      94,135
SPDR S&P Retail ETF                                                              760,792
SPDR S&P Semiconductor ETF                                                       768,387
KBW Regional Banking ETF                                                       5,623,035

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2008:

                                                                                AMOUNT

----------------------------------------------------------------------------------------
SPDR DJ Wilshire Total Market ETF                                            $        --
SPDR DJ Wilshire Large Cap ETF                                                    11,704
SPDR DJ Wilshire Large Cap Growth ETF                                                 --
SPDR DJ Wilshire Large Cap Value ETF                                                  --
SPDR DJ Wilshire Mid Cap ETF                                                     706,421
SPDR DJ Wilshire Mid Cap Growth ETF                                              591,968
SPDR DJ Wilshire Mid Cap Value ETF                                                    --
SPDR DJ Wilshire Small Cap ETF                                                        --
SPDR DJ Wilshire Small Cap Growth ETF                                          1,920,614
SPDR DJ Wilshire Small Cap Value ETF                                           2,529,295
SPDR DJ Global Titans ETF                                                             --
DJ Wilshire REIT ETF                                                          17,222,490
KBW Bank ETF                                                                          --
KBW Capital Markets ETF                                                               --
KBW Insurance ETF                                                                     --
Morgan Stanley Technology ETF                                                         --
SPDR S&P Dividend ETF                                                            515,862
SPDR S&P Biotech ETF                                                                  --
SPDR S&P Homebuilders ETF                                                             --
SPDR S&P Metals & Mining ETF                                                          --
SPDR S&P Oil & Gas Equipment & Services ETF                                           --
SPDR S&P Oil & Gas Exploration & Production ETF                                       --
SPDR S&P Pharmaceuticals ETF                                                          --
SPDR S&P Retail ETF                                                                   --
SPDR S&P Semiconductor ETF                                                            --
KBW Regional Banking ETF                                                              --


For the fiscal year ended June 30, 2008, certain dividends paid by SPDR DJ Wilshire Total Market ETF, SPDR DJ Wilshire Large Cap ETF, SPDR DJ Wilshire Large Cap Growth ETF, SPDR DJ Wilshire Large Cap Value ETF, SPDR DJ Wilshire Mid Cap ETF, SPDR DJ Wilshire Mid Cap Growth ETF, SPDR DJ Wilshire Mid Cap Value ETF, SPDR DJ Wilshire Small Cap ETF, SPDR DJ Wilshire Small Cap Growth ETF, SPDR DJ Wilshire Small Cap Value ETF, SPDR DJ Global Titans ETF, DJ Wilshire REIT ETF, KBW Bank ETF, KBW Capital Markets ETF, KBW Insurance ETF, Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF and KBW Regional Banking ETF may be subject to a maximum tax rate of 15% as provided for by the Internal Revenue Code. The Funds noted above hereby designate the maximum amount of such dividends allowable up to the amount of dividends that were paid during the year. Complete information will be reported in conjunction with the 2008 form 1099-DIV.

PROXY VOTING POLICIES AND PROCEDURE AND RECORD

A description of the Trust's proxy voting policies and procedures that are used by the Funds' investment adviser to vote proxies relating to the Funds' portfolio securities are available (i) without charge, upon request, by calling 1-866-787-2257 (toll free) or (ii) on the website of Securities and Exchange Commission ("SEC") at www.sec.gov. Information regarding how the investment adviser voted any proxies for the prior 12 month ended June 30 is available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Funds' website at www.spdretfs.com.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on the Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Form N-Q is available upon request without charge, by calling 1-866-787-2257 (toll free), and on the Funds' website at www.spdretfs.com.

FULL PORTFOLIO SCHEDULE

The complete schedule of portfolio holdings for the following Funds is available on the Funds' website at www.spdretfs.com, without charge, upon request, by calling 1-800-787-2257 (toll free) and on the SEC's website at www.sec.gov.

SPDR DJ Wilshire Total Market ETF
SPDR DJ Wilshire Large Cap ETF
SPDR DJ Wilshire Large Cap Growth ETF
SPDR DJ Wilshire Large Cap Value ETF
SPDR DJ Wilshire Mid Cap ETF
SPDR DJ Wilshire Mid Cap Growth ETF
SPDR DJ Wilshire Mid Cap Value ETF
SPDR DJ Wilshire Small Cap ETF
SPDR DJ Wilshire Small Cap Growth ETF
SPDR DJ Wilshire Small Cap Value ETF

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST


                                                                             NUMBER
                                                                               OF
                                                    TERM OF                  PORTFO-
                                                    OFFICE                    LIOS
                                                      AND      PRINCIPAL     IN FUND      OTHER
                                          POSI-     LENGTH      OCCUPA-      COMPLEX    DIRECTOR-
                                         TION(S)      OF        TION(S)     OVERSEEN      SHIPS
NAME, ADDRESS                             WITH       TIME     DURING PAST      BY        HELD BY
AND DATE OF BIRTH                         FUNDS     SERVED      5 YEARS      TRUSTEE     TRUSTEE
-----------------                       --------   --------   -----------   --------   -----------
TRUSTEES
INDEPENDENT TRUSTEES
DAVID M. KELLY                          Indepen-   Unlim-     Retired.         81      Chicago
  c/o SPDR Series Trust                 dent       ited                                Stock
  State Street Financial Center         Trustee    Elected:                            Exchange
  One Lincoln Street                               July                                (Public
  Boston, MA 02111-2900                            2004                                Governor/
  10/10/38                                                                             Director);
                                                                                       Penson
                                                                                       Worldwide
                                                                                       Inc.
                                                                                       (Director);
                                                                                       Custodial
                                                                                       Trust Co.
                                                                                       (Director);
                                                                                       SPDR  Index
                                                                                       Shares
                                                                                       Funds
                                                                                       (Trustee).

FRANK NESVET                            Indepen-   Unlim-     Chief            81      SPDR Index
  c/o SPDR Series Trust                 dent       ited       Executive                Shares
  State Street Financial Center         Trustee,   Elected:   Officer,                 Funds
  One Lincoln Street                    Chairman   July       Libra                    (Trustee).
  Boston, MA 02111-2900                            2004       Group, Inc.
  9/24/43                                                     (1998-
                                                              present)(a
                                                              financial
                                                              services
                                                              consulting
                                                              company).

HELEN F. PETERS                         Indepen-   Unlim-     Professor        81      Federal
  c/o SPDR Series Trust                 dent       ited       of Finance,              Home Loan
  State Street Financial Center         Trustee    Elected:   Carroll                  Bank of
  One Lincoln Street                               July       School of                Boston
  Boston, MA 02111-2900                            2004       Management,              (Director);
  3/22/48                                                     Boston                   BJ's
                                                              College                  Wholesale
                                                              (2003-                   Clubs
                                                              present);                (Director);
                                                              Dean,                    SPDR Index
                                                              Boston                   Shares
                                                              College                  Funds
                                                              (August                  (Trustee).
                                                              2000-2003).

INTERESTED TRUSTEE
JAMES E. ROSS*                          Inter-     Unlim-     President,       104     SPDR Index
  SSgA Funds Management, Inc.           ested      ited       SSgA Funds               Shares
  State Street Financial Center         Trustee,   Elected    Management,              Funds
  One Lincoln Street                    Presi-     Trustee:   Inc. (2005-              (Trustee);
  Boston, MA 02111                      dent       November   present);                Select
  6/24/65                                          2005,      Principal,               Sector SPDR
                                                   Elected    SSgA Funds               Trust
                                                   Presi-     Management,              (Trustee);
                                                   dent:      Inc. (2001-              State
                                                   May 2005   present);                Street
                                                              Senior                   Master
                                                              Managing                 Funds Trust
                                                              Director,                (Trustee);
                                                              State                    and State
                                                              Street                   Street
                                                              Global                   Institu-
                                                              Advisors                 tional
                                                              (2006-                   Investment
                                                              present);                Trust
                                                              Principal,               (Trustee).
                                                              State
                                                              Street
                                                              Global
                                                              Advisors
                                                              (2000 to
                                                              2006).


* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------


                                                                             NUMBER
                                                                               OF
                                                    TERM OF                  PORTFO-
                                                    OFFICE                    LIOS
                                                      AND      PRINCIPAL     IN FUND      OTHER
                                        POSITIO-    LENGTH      OCCUPA-      COMPLEX    DIRECTOR-
                                          N(S)        OF        TION(S)     OVERSEEN      SHIPS
NAME, ADDRESS                             WITH       TIME     DURING PAST      BY        HELD BY
AND DATE OF BIRTH                         FUNDS     SERVED      5 YEARS      TRUSTEE     TRUSTEE
-----------------                       --------   --------   -----------   --------   -----------
OFFICERS
ELLEN M. NEEDHAM                        Vice       Unlim-     Principal,       N/A     N/A
  SSgA Funds Management, Inc.           Presi-     ited       SSgA Funds
  State Street Financial Center         dent       Elected:   Management,
  One Lincoln Street                               March      Inc. (1992-
  Boston, MA 02111                                 2008       present);
  1/04/67                                                     Managing
                                                              Director,
                                                              State
                                                              Street
                                                              Global
                                                              Advisors
                                                              (1992 to
                                                              present)*

MICHAEL P. RILEY                        Vice       Unlim-     Principal,       N/A     N/A
  SSgA Funds Management, Inc.           Presi-     ited       State
  State Street Financial Center         dent       Elected:   Street
  One Lincoln Street                               February   Global
  Boston, MA 02111                                 2005       Advisors
  3/22/69                                                     (2005-
                                                              present);
                                                              Assistant
                                                              Vice
                                                              President,
                                                              State
                                                              Street Bank
                                                              and Trust
                                                              Company
                                                              (2000-
                                                              2004).

GARY L. FRENCH                          Trea-      Unlim-     Senior Vice      N/A     N/A
  State Street Bank and Trust Company   surer      ited       President,
  Two Avenue de Lafayette                          Elected:   State
  Boston, MA 02111                                 May        Street Bank
  7/4/51                                           2005       and Trust
                                                              Company
                                                              (2002-
                                                              present).

RYAN M. LOUVAR                          Assis-     Unlim-     Vice             N/A     N/A
  State Street Bank and Trust Company   tant       ited       President
  Four Copley Place                     Secre-     Elected:   and Senior
  Boston, MA 02116                      tary       October    Counsel,
  2/18/72                                          2006       State
                                                              Street Bank
                                                              and Trust
                                                              Company
                                                              (2005-
                                                              present);
                                                              Counsel,
                                                              BISYS
                                                              Group, Inc.
                                                              (2000-2005)
                                                              (a
                                                              financial
                                                              services
                                                              company).


* Served in various capacities during the noted time period.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------


                                                                             NUMBER
                                                                               OF
                                                    TERM OF                  PORTFO-
                                                    OFFICE                    LIOS
                                                      AND      PRINCIPAL     IN FUND      OTHER
                                        POSITIO-    LENGTH      OCCUPA-      COMPLEX    DIRECTOR-
                                          N(S)        OF        TION(S)     OVERSEEN      SHIPS
NAME, ADDRESS                             WITH       TIME     DURING PAST      BY        HELD BY
AND DATE OF BIRTH                         FUNDS     SERVED      5 YEARS      TRUSTEE     TRUSTEE
-----------------                       --------   --------   -----------   --------   -----------
MARK E. TUTTLE                          Assis-     Unlim-     Vice             N/A     N/A
  State Street Bank and Trust Company   tant       ited       President
  Two Avenue de Lafayette               Secre-     Elected:   and
  Boston, MA 02111                      tary       August     Counsel,
  3/25/70                                          2007       State
                                                              Street Bank
                                                              & Trust
                                                              Company
                                                              (2007 -
                                                              present);
                                                              Assistant
                                                              Counsel,
                                                              BISYS
                                                              Group,
                                                              Inc. (2006-
                                                              2007) (a
                                                              financial;
                                                              services
                                                              company)*;
                                                              Compliance
                                                              Manager,
                                                              BISYS
                                                              Group, Inc.
                                                              (2005-
                                                              2006); Sole
                                                              Practitio-
                                                              ner, Mark
                                                              E. Tuttle
                                                              Attorney at
                                                              Law (2004-
                                                              2005);
                                                              Paralegal,
                                                              John
                                                              Hancock
                                                              Financial
                                                              Services,
                                                              Inc. (2000-
                                                              2004).

LAURA F. HEALY                          Assis-     Unlim-     Vice             N/A     N/A
  State Street Bank and Trust Company   tant       ited       President,
  Two Avenue de Lafayette               Trea-      Elected:   State
  Boston, MA 02111                      surer      November   Street Bank
  3/20/64                                          2007       and Trust
                                                              Company
                                                              (2002-
                                                              Present).*

CHAD C. HALLETT                         Assis-     Unlim-     Vice             N/A     N/A
  State Street Bank and Trust Company   tant       ited       President,
  Two Avenue de Lafayette               Trea-      Elected:   State
  Boston, MA 02111                      surer      May 2006   Street Bank
  1/28/69                                                     and Trust
                                                              Company
                                                              (2001-
                                                              Present).*



* Served in various capacities during the noted time period.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------


                                                                             NUMBER
                                                                               OF
                                                    TERM OF                  PORTFO-
                                                    OFFICE                    LIOS
                                                      AND      PRINCIPAL     IN FUND      OTHER
                                        POSITIO-    LENGTH      OCCUPA-      COMPLEX    DIRECTOR-
                                          N(S)        OF        TION(S)     OVERSEEN      SHIPS
NAME, ADDRESS                             WITH       TIME     DURING PAST      BY        HELD BY
AND DATE OF BIRTH                         FUNDS     SERVED      5 YEARS      TRUSTEE     TRUSTEE
-----------------                       --------   --------   -----------   --------   -----------
MATTHEW FLAHERTY                        Assis-     Unlim-     Assistant        N/A     N/A
  State Street Bank and Trust Company   tant       ited       Vice
  Two Avenue de Lafayette               Trea-      Elected:   President,
  Boston, MA 02111                      surer      May 2005   State
  2/19/71                                                     Street Bank
                                                              and Trust
                                                              (1994-
                                                              present).*

JULIE B. PIATELLI                       Chief      Unlim-     Principal        N/A     N/A
  SSgA Funds                            Compli-    ited       and Senior
  Management, Inc.                      ance       Elected:   Compliance
  State Street Financial Center         Officer    August     Officer,
  One Lincoln Street                               2007       SSgA Funds
  Boston, MA 02111                                            Management,
  8/5/67                                                      Inc. (2004-
                                                              present);
                                                              Vice
                                                              President,
                                                              State
                                                              Street
                                                              Global
                                                              Advisors
                                                              (2004-
                                                              present);
                                                              Senior
                                                              Manager,
                                                              Pricewater-
                                                              houseCoop-
                                                              ers,  LLP
                                                              (1999-2004)



* Served in various capacities during the noted time period.

Additional information regarding the Trustees is available in the Trust's statement of additional information which is available upon request without charge, by calling 1-866-787-2257 (toll free), and on the Funds' website at www.spdretfs.com.

THE SPDR(R) FAMILY OF EXCHANGE TRADED FUNDS

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. PLEASE CALL 1-866-787-2257 TO OBTAIN A PROSPECTUS FOR ANY SPDR ETF. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND RISK FACTORS THAT SHOULD BE CAREFULLY CONSIDERED TO DETERMINE IF THE FUND(S) ARE AN APPROPRIATE INVESTMENT FOR YOU. READ THE PROSPECTUS(ES) CAREFULLY BEFORE INVESTING. INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

SPDR SERIES TRUST
SPDR DJ Wilshire Total Market ETF (TMW)
SPDR DJ Wilshire Large Cap ETF (ELR)
SPDR DJ Wilshire Large Cap Growth ETF (ELG)
SPDR DJ Wilshire Large Cap Value ETF (ELV)
SPDR DJ Wilshire Mid Cap ETF (EMM)
SPDR DJ Wilshire Mid Cap Growth ETF (EMG)
SPDR DJ Wilshire Mid Cap Value ETF (EMV)
SPDR DJ Wilshire Small Cap ETF (DSC)
SPDR DJ Wilshire Small Cap Growth ETF (DSG)
SPDR DJ Wilshire Small Cap Value ETF (DSV)
SPDR Global Titans ETF (DGT)
DJ Wilshire REIT ETF (RWR)
KBW Bank ETF (KBE)
KBW Capital Markets ETF (KCE)
KBW Insurance ETF (KIE)
Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
KBW Regional Banking ETF (KRE)
SPDR Lehman 1-3 Month T-Bill ETF (BIL)
SPDR Lehman Short Term Municipal Bond ETF (SHM)
SPDR Lehman Intermediate Term Treasury ETF (ITE)
SPDR Lehman Long Term Treasury ETF (TLO)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Lehman California Municipal Bond ETF (CXA)
SPDR Lehman New York Municipal Bond ETF (INY)
SPDR Lehman Municipal Bond ETF (TFI)
SPDR Lehman Aggregate Bond ETF (LAG)
SPDR Lehman International Treasury Bond ETF (BWX)
SPDR Lehman High Yield Bond ETF (JNK)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)

SPDR INDEX SHARES FUNDS
DJ STOXX 50 ETF (FEU)
DJ EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF (GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR DJ Wilshire Global Real Estate ETF (RWO)
SPDR DJ Wilshire International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)

SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

DIAMONDS TRUST, SERIES 1 (DIA)

SPDR TRUST, SERIES 1 (SPY)

THE SELECT SECTOR SPDR TRUST
The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

State Street Global Markets, LLC, member of FINRA and SIPC, is a distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR Trust and Diamonds Trust, both unit investment trusts; and all investment portfolios of The Select Sector SPDR Trust.

SPDR SERIES TRUST

TRUSTEES
David M. Kelly
Frank Nesvet
Helen F. Peters
James E. Ross

OFFICERS
James E. Ross, President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Gary L. French, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Chad C. Hallett, Assistant Treasurer
Laura F. Healy, Assistant Treasurer
Ryan M. Louvar, Assistant Secretary
Mark E. Tuttle, Assistant Secretary
Julie B. Piatelli, Chief Compliance Officer

INVESTMENT MANAGER
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

LEGAL COUNSEL
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting WWW.SPDRETFS.COM Please read the prospectus carefully before you invest.

State Street Global Advisors
State Street Financial Center
One Lincoln Street
Boston, MA 02111


The investment return and principal value of an investment in the Funds will fluctuate in value, so that when shares are sold or redeemed they may be worth more or less than when they were purchased.

ETFs trade like stocks, are subject to investment risk and will fluctuate in market value.

For SPDR DJ Wilshire Small Cap Growth ETF, SPDR DJ Wilshire Small Cap Value ETF, Morgan Stanley Technology ETF, SPDR DJ Wilshire REIT ETF, KBW Bank ETF, KBW Capital Markets ETF, KBW Insurance ETF, KBW Regional Banking ETF, SPDR S&P Dividend ETF, SPDR S&P Biotech ETF, SPDR Homebuilders ETF, SPDR Semiconductor ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF and SPDR S&P Retail ETF: In addition to the normal risks associated with equity investing, narrowly focused investments and investments in smaller companies typically exhibit higher volatility and price fluctuation.

For SPDR DJ Global Titans ETF: International investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

In general, Fund shares can be expected to move up or down in value with the value of the applicable index. Although Fund shares may be bought and sold on the exchange through any brokerage account, Fund shares are not individually redeemable from the Fund. Investors may directly acquire shares of the Funds and tender them for redemption in Creation Unit Aggregations only. Please see the prospectus for more details.

The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. ("McGraw-Hill"). No Financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by McGraw-Hill. Standard & Poor's(R), S&P(R), SPDR(R), S&P 500(R)and Select Sector SPDRs(R) are trademarks of McGraw-Hill and have been licensed for use by State Street Bank and Trust Company. The Citigroup Mark is a trademark of Citigroup Global Markets, Inc. and has been licensed for use by Standard & Poor's. The products are not sponsored, endorsed, sold or promoted by Standard & Poor's, and neither Standard & Poor's nor Citigroup Global Markets, Inc. makes any representation regarding the advisability of investing in the Fund.

The Funds are not sponsored, endorsed, sold, or promoted by Dow Jones & Company, Time Inc., Morgan Stanley Dean Witter, Keefe, Bruyette & Woods, Inc., Standard & Poor's and Wilshire Associates. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of FINRA, SIPC. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, transfer agent and administrator shareholder servicing agent.

Please read the prospectus carefully before you invest.
(C) 2008 State Street Corporation SPDREQAR

For more complete information, please call 866.787.2257 or visit spdretfs.com today

ANNUAL REPORT June 30, 2008


[LOGO]                                       PRECISE IN A WORLD THAT ISN'T.(TM)

TABLE OF CONTENTS


PRESIDENT'S LETTER...............................................    1
MANAGEMENT'S DISCUSSIONS OF FUND PERFORMANCE AND PORTFOLIO
  SUMMARIES
  SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF (BIL)......................    2
  SPDR(R) LEHMAN SHORT TERM MUNICIPAL BOND ETF (SHM).............    6
  SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF (ITE)............   11
  SPDR(R) LEHMAN LONG TERM TREASURY ETF (TLO)....................   16
  SPDR(R) BARCLAYS CAPITAL TIPS ETF (IPE)........................   22
  SPDR(R) LEHMAN CALIFORNIA MUNICIPAL BOND ETF (CXA).............   26
  SPDR(R) LEHMAN NEW YORK MUNICIPAL BOND ETF (INY)...............   31
  SPDR(R) LEHMAN MUNICIPAL BOND ETF (TFI)........................   36
  SPDR(R) LEHMAN AGGREGATE BOND ETF (LAG)........................   40
  SPDR(R) LEHMAN INTERNATIONAL TREASURY BOND ETF (BWX)...........   45
  SPDR(R) LEHMAN HIGH YIELD BOND ETF (JNK).......................   49
  SPDR(R) DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND
     ETF (WIP)...................................................   53
SCHEDULES OF INVESTMENTS
  SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF (BIL)......................   54
  SPDR(R) LEHMAN SHORT TERM MUNICIPAL BOND ETF (SHM).............   55
  SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF (ITE)............   58
  SPDR(R) LEHMAN LONG TERM TREASURY ETF (TLO)....................   60
  SPDR(R) BARCLAYS CAPITAL TIPS ETF (IPE)........................   61
  SPDR(R) LEHMAN CALIFORNIA MUNICIPAL BOND ETF (CXA).............   62
  SPDR(R) LEHMAN NEW YORK MUNICIPAL BOND ETF (INY)...............   63
  SPDR(R) LEHMAN MUNICIPAL BOND ETF (TFI)........................   64
  SPDR(R) LEHMAN AGGREGATE BOND ETF (LAG)........................   69
  SPDR(R) LEHMAN INTERNATIONAL TREASURY BOND ETF (BWX)...........   73
  SPDR(R) LEHMAN HIGH YIELD BOND ETF (JNK).......................   75
  SPDR(R) DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND
     ETF (WIP)...................................................   78
FINANCIAL STATEMENTS.............................................   80
FINANCIAL HIGHLIGHTS.............................................   88
NOTES TO FINANCIAL STATEMENTS....................................   90
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........  101
OTHER INFORMATION................................................  102

                        [streetTRACKS Logo/annual report]
                       PRESIDENT'S LETTER TO SHAREHOLDERS


Dear Shareholders,

Enclosed, please find a copy of the annual report as of June 30, 2008. In the past year, we have continued our efforts to develop new and valuable additions to our family of SPDR exchange-traded funds ("ETFs").

State Street has launched eleven new SPDR ETFs since July 2007, offering investors exposure to segments of the global stock markets as well as multiple new fixed income products.

NEW INTERNATIONAL AND EMERGING MARKET SPDRS

International SPDRs launched cover key segments of the developed and emerging international and global markets and include:

- SPDR S&P International Mid Cap ETF (Ticker Symbol:  MDD)

- SPDR S&P International Dividend ETF (Ticker Symbol:  DWX)

- SPDR DJ Wilshire Global Real Estate ETF (Ticker Symbol:  RWO)

- SPDR S&P Emerging Markets Small Cap ETF (Ticker Symbol:  EWX)

NEW FIXED INCOME SPDRS

State Street also introduced seven new fixed income SPDRs to provide precise bond exposure at highly competitive expense ratios.

Fixed Income SPDRs launched include:

- SPDR DB International Government Inflation-Protected Bond ETF (Ticker
  Symbol:  WIP)

- SPDR Lehman High Yield Bond ETF (Ticker Symbol:  JNK)

- SPDR Lehman California Municipal Bond ETF (Ticker Symbol:  CXA)

- SPDR Lehman New York Municipal Bond ETF (Ticker Symbol:  INY)

- SPDR Lehman Short Term Municipal Bond ETF (Ticker Symbol:  SHM)

- SPDR Lehman Municipal Bond ETF (Ticker Symbol:  TFI)

- SPDR Lehman International Treasury Bond ETF (Ticker Symbol:  BWX)

Each of these new ETFs was created to meet the demands of our investors, and in the months ahead, we look forward to launching new ETFs that will provide additional opportunities for those looking to diversify their portfolios. Given State Street's heritage as the industry's pioneer, my colleagues and I take great pride in these new additions to our SPDR family and we look forward to continuing to help you reach your investment goals in the days ahead. On behalf of the SPDR Series Trust, I thank you for your continued support.

Sincerely,

James Ross

President

                        [streetTRACKS Logo/annual report]

  SPDR Lehman 1-3 Month T-Bill ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SPDR Lehman 1-3 Month T-Bill ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers 1-3 Month U.S. Treasury Bill Index (the "Index.").

The performance of the Fund for the year ended June 30, 2008, was 3.18% versus the Index return of 3.31%.

Short end investors remained cautious for the majority of the year, focused on the uncertain financial situation of the credit markets. Exposure to U.S. sub prime mortgages, particular types of asset backed commercial paper (SIV's), and auction rate securities, weighed greatly on U.S. short duration credit markets. Investment Bank and Government Sponsored Enterprises' (GSE's) concern over balance sheet capital significantly impacted financial markets. Sub prime mortgage related write-downs by banks and corporations, rating agency downgrades, CDO liquidations, monoline insurer worries, and Wall Street management shakeups contributed to the market nervousness as well. The fall of large financial institutions such as Countrywide, Bear Stearns, and IndyMac Bancorp reflect the capital market struggles of the last year. As a result, many investors sought out the liquidity and safety of U.S. Treasury bills.

Large movements in Treasury bill yields were frequent throughout the year, particularly around month ends, as heavy demand often outpaced supply. Despite the volatility, the Fund was consistently able to execute its replication strategy, purchasing and holding all of the bills in its Index each month. As a result, Fund performance closely tracked that of the Index.

                        [streetTRACKS Logo/annual report]

              SPDR Lehman 1-3 Month T-Bill ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN 1-3 MONTH T-BILL ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.1345%.

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET         Lehman Brothers 1-3 Month
                                             VALUE       VALUE          U.S. Treasury Bill Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                   3.18%       3.16%                   3.31%

 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      3.68%       3.70%                   3.81%
 ----------------------------------------------------------------------------------------------------





 ----------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET         Lehman Brothers 1-3 Month
                                             VALUE       VALUE          U.S. Treasury Bill Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                   3.18%       3.16%                   3.31%
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      3.34%       3.36%                   3.26%
 ----------------------------------------------------------------------------------------------------




 (1) For the period May 25, 2007 to June 30, 2008.

                        [streetTRACKS Logo/annual report]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN 1-3 MONTH T-BILL ETF (Based on Net Asset Value)
(PERFORMANCE GRAPH)

                                             LEHMAN BROTHERS
                              SPDR LEHMAN       1-3 MONTH
                               1-3 MONTH      U.S. TREASURY
                               T-BILL ETF       BILL INDEX
                              -----------    ---------------
5/25/07                         10000.00         10000.00
5/31/07                         10009.00         10009.00
6/30/07                         10048.00         10049.00
7/31/07                         10085.20         10087.20
8/31/07                         10134.60         10136.70
9/30/07                         10171.10         10172.10
10/31/07                        10199.60         10202.60
11/30/07                        10237.30         10242.40
12/31/07                        10260.90         10271.10
1/31/08                         10298.80         10310.10
2/29/08                         10313.30         10323.50
3/31/08                         10332.90         10346.30
4/30/08                         10344.20         10357.60
5/31/08                         10349.40         10363.80
6/30/08                         10368.00         10381.00

                        [streetTRACKS Logo/annual report]

               SPDR Lehman 1-3 Month T-Bill ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 ----------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         UNITED STATES      UNITED STATES      UNITED STATES      UNITED STATES      UNITED STATES
                      TREASURY BILL,     TREASURY BILL,     TREASURY BILL,     TREASURY BILL,     TREASURY BILL,
                      1.84%, 08/21/2008  1.84%, 08/28/2008  1.84%, 08/14/2008  1.86%, 08/07/2008  1.28%, 07/03/2008
 ----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $34,286,275        34,274,924         33,569,869         31,388,063         30,355,525

 ----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   12.1%              12.1               11.8               11.0               10.7
 ----------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Treasury Obligations            99.9%
Short Term Investments               25.9
Other Assets & Liabilities          (25.8)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                        [streetTRACKS Logo/annual report]

   SPDR Lehman Short Term Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                                   PERFORMANCE

SPDR Lehman Short Term Municipal Bond ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from Federal income taxes. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Managed Money Municipal Short Term Index (the "Index").

The performance of the Fund for the period ended June 30, 2008, was 3.16% versus the Index return of 4.11%.

The second quarter was notable by the fluctuation in investor sentiment. At times there was conviction that additional stimulus was warranted by the Federal Reserve. At other times, sentiment tilted toward caution due to inflation and a weak dollar. Interest rates rose in April on the strength of some economic releases and the continued rise in oil and food prices. Municipals, coming off a strong March as the credit crisis brought about by the decline in the monoline bond insurers began to abate, performed well but underperformed Treasuries dramatically. This trend turned in April as the flight to quality bid experienced by Treasuries lessened. Some market participants believed the Federal Reserve would not ease its Fed Funds target rate later in the month. A view no one held only weeks earlier. The Federal Reserve did, in fact, ease by 25 basis points in April but offered no statement. The action indicated there was debate occurring as to how much more stimulus the economy needed. Municipals continued their out-performance in May and the first weeks of June. Ratios of 2-year Municipals to 2-year Treasuries fell from a high of 162% at the end of February to 80% in mid-June. This drop proved to be a catalyst for crossover accounts to reverse their positions in Municipals and go back to Treasuries or other taxable debt. This crossover selling combined with the downgrades of MBIA and AMBAC by both Moody's and Standard & Poor's put pressure on the municipal market and Municipals under-performed Treasuries during the last weeks of the quarter. The rating action by Moody's and Standard & Poor's caused both MBIA and AMBAC to lose their coveted AAA ratings. While these downgrades may not have been entirely priced in to the market, most municipal investors have been looking beyond the insurance wraps to the underlying credit for the past several months.

New issue supply was nearly flat the first six months of 2007. The credit problems experienced in the early months of the year suppressed supply which then ballooned while many auction rate securities (ARS) and variable rate demand notes (VDRN) were remarketed into longer fixed rate debt. Supply has been heavy since March pulling the market to a similar level as the first six months of last year. One of the headline deals of the quarter was the State of California which hit the market twice, first, in April for $1.7 billion, then again in June for $1.5 billion. The State of Connecticut was the largest single deal totaling $2.2 billion of Taxable pension obligation bonds marketed in April.

Credit in the Municipal sector is evolving. Thus far, most of the credit concerns in the space have been associated with the monoline bond insurers which wrap municipal debt. While insurer deterioration kicked off the crisis, the effects have filtered down to the underlying credits. Many issuers were saddled with auction rate debt that was reset at exorbitant interest rates, thereby hurting the issuer's ability to pay. Vallejo, California declared bankruptcy in May as its expenses exceeded the revenues it could generate from its diminished property tax base. Jefferson County, Alabama is teetering on the brink of bankruptcy itself and is currently reviewing plans to avoid such a filing. Jefferson County's problems were triggered by high debt service payments on its auction rate debt. Conversely, with the stress experienced in the taxable credit

                        [streetTRACKS Logo/annual report]

   SPDR Lehman Short Term Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                             PERFORMANCE (CONTINUED)


markets, housing sectors and equity markets, many of the higher quality municipal issuers are seeing great demand for their paper as investors seek safe haven investments. Budgeting for the upcoming fiscal years is underway for many municipalities and the stresses of a slowing economy are still to be felt. No doubt there will be winners and losers in the months ahead and credit selection will be important going forward.

                        [streetTRACKS Logo/annual report]

         SPDR Lehman Short Term Municipal Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.2000%.

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET       Lehman Brothers Managed Money
                                             VALUE       VALUE         Municipal Short Term Index
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      3.16%       3.34%                   4.11%

 ----------------------------------------------------------------------------------------------------




 (1) For the period October 10, 2007 to June 30, 2008.

                        [streetTRACKS Logo/annual report]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                               SPDR LEHMAN     LEHMAN BROTHERS
                               SHORT TERM      MONEY MUNICIPAL
                             MUNICIPAL BOND       SHORT TERM
                                   ETF              INDEX
                             --------------    ---------------
10/10/2007                      10000.00           10000.00
10/31/07                        10027.00           10100.00
11/30/07                        10115.20           10180.80
12/31/07                        10162.80           10231.70
1/31/08                         10377.20           10452.70
2/29/08                         10214.30           10300.10
3/31/08                         10371.60           10444.30
4/30/08                         10357.10           10441.20
5/31/08                         10387.10           10477.70
6/30/08                         10316.00           10411.00

                        [streetTRACKS Logo/annual report]

          SPDR Lehman Short Term Municipal Bond ETF--PORTFOLIO SUMMARY

 TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 ----------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         CLARK COUNTY, NV,    PORTLAND, OR, SEWER  SAN FRANCISCO,      PENNSYLVANIA        GEORGIA STATE ROAD
                      HIGHWAY IMPROVEMENT  SYSTEM REVENUE,      CA, CITY & COUNTY,  STATE GENERAL       & TOLLWAY AUTHORITY
                      REVENUE (AMBAC),     SERIES A (FSA),      SERIES 2008-R1,     OBLIGATION, 5.00%,  REVENUE, SERIES A,
                      5.00%, 07/01/2012    5.00%, 06/15/2012    5.00%, 06/15/2013   05/15/2013          5.00%, 06/01/2012
 ----------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $4,540,155           4,249,840            3,221,190           3,205,170           3,182,220

 ----------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   3.7%                 3.4                  2.6                 2.6                 2.6
 ----------------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Municipal Bonds & Notes              94.6%
Short Term Investments                4.9
Other Assets & Liabilities            0.5
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                        [streetTRACKS Logo/annual report]

   SPDR Lehman Intermediate Term Treasury ETF--MANAGEMENT'S DISCUSSION OF FUND
                                   PERFORMANCE

SPDR Lehman Intermediate Term Treasury ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Intermediate U.S. Treasury Index (the "Index").

The performance of the Fund for the year ended June 30, 2008, was 9.73% versus the Index return of 9.76%.

During the 3(rd) quarter of 2007, US Treasuries experienced their biggest quarterly rally in five years and the yield curve steepened significantly. The Federal Reserve Open Market Committee (FOMC), after leaving interest rates unchanged for 15 months, cut interest rates by half a percentage point in September, leaving them at 4.75% by quarter end. This was done in response to turmoil in financial markets, tightening credit conditions and increased uncertainty over the economic outlook. The Fed's post-meeting statement noted "developments in financial markets since the Committee's last regular meeting have increased the uncertainty surrounding the economic outlook". The Committee also warned "the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally." Housing market data remained on a downward trend, with sales of existing homes down 4.3% in August. The outlook for economic growth in the US also worsened. The Fed would go on to lower the Fed Funds rate an additional 50 basis points to end the year at 4.25%.

In 2007's 4(th) quarter, the economy's near-term prospects took a distinct turn for the worse. Relief entered the market via a surprise announcement by the Fed that it was lowering the lending rate at the discount window by 50bps to 5.75% and encouraging borrowing there. While less traditional than a full easing of the Fed Funds rate, the impact was significant, showing the world the Fed was taking note of market developments and was prepared to act. By year-end, the US Treasury yield curve had steepened as investors opted for less risky alternatives in the form of shorter dated Treasuries. At the middle of July, when sub-prime events really began to permeate the credit markets, two-year Treasuries were yielding roughly 4.88% and ten-year Treasuries were at 5.12%. As of the end of November, those numbers were 3.04% and 4.25%, down 1.84 and 0.87 percent respectively.

US Treasuries continued to rally through the 1st quarter and the yield curve steepened considerably over the period. Two-year note yields fell roughly 120 basis points with the thirty-year bond unchanged. Five-year and ten-year rates fell 100 and 50 basis points respectively. The two-year/ten-year curve was steeper by over 70 basis points for the time period. The Federal Reserve cut interest rates by 2.00% during the quarter, to leave interest rates at 2.25% by quarter-end. In an inter-meeting move in January, the Fed cut interest rates by 0.75% in an attempt to improve stability in the financial markets. It then cut rates aggressively at its regular meetings in January and March. The Fed cited "the adverse dynamics of the financial markets and the economy (presenting) the greater threat to economic welfare in the United States" as the underlying reason for its cuts, despite increasing concerns over inflation. With the deep and broad impact of market illiquidity, growing concern about a recessionary environment began to proliferate. The drivers of this view included continued and worsening housing woes causing additional massive financial services write-downs. This activity culminated, at least for the 1st quarter, in the forced buyout of Bear Stearns by JP Morgan Chase, orchestrated by the Federal Reserve, which is redefining its role in the oversight of financial market participants.

                        [streetTRACKS Logo/annual report]

   SPDR Lehman Intermediate Term Treasury ETF--MANAGEMENT'S DISCUSSION OF FUND
                             PERFORMANCE (CONTINUED)

Interest rates moved quite a bit higher in the 2(nd) quarter of 2008, with US Treasury prices falling abruptly despite the 25 basis-point rate cut by the Federal Reserve that took rates to 2% at the end of April. In the eight months to the end of June, the Fed has cut rates by 325 basis points. The housing market continued to deteriorate over the quarter, although there were some tentative signs of stabilization in sales of new homes. Two-year U.S. Treasury note yields settled in at 98 basis points higher for the quarter, and ten-year notes demonstrated a similar pattern, albeit less dramatic, ending higher by 40 basis points. This flattening of the Treasury curve seems to be related to market participants re-focusing on the dollar and inflation risk and potential Fed responses to them. Hawkish rhetoric on the part of Fed officials seems to be aimed at dollar support and fighting inflation. Many market observers believe the Fed may be content with the magnitude of the easing and support programs they undertook to shore up the financial system in the US. That said, a Fed mired in continuing weak economic reports that constrain them from raising rates could become reticent to move in either direction, even as the economy simultaneously experiences challenges to growth and rising inflationary expectations. As such, Treasuries reacted negatively during the quarter.

                        [streetTRACKS Logo/annual report]

         SPDR Lehman Intermediate Term Treasury ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN INTERMEDIATE TERM TREASURY ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.1345%.

 PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------

                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET        Lehman Brothers Intermediate
                                             VALUE       VALUE            U.S. Treasury Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                   9.73%       9.65%                   9.76%

 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      9.71%       9.65%                   9.84%
 ----------------------------------------------------------------------------------------------------





 ----------------------------------------------------------------------------------------------------

                                                          AVERAGE ANNUAL TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET        Lehman Brothers Intermediate
                                             VALUE       VALUE            U.S. Treasury Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                   9.73%       9.65%                   9.76%
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      8.73%       8.68%                   8.37%
 ----------------------------------------------------------------------------------------------------




 (1) For the period May 23, 2007 to June 30, 2008.

                        [streetTRACKS Logo/annual report]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN INTERMEDIATE TERM TREASURY ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                                SPDR LEHMAN        LEHMAN BROTHERS
                             INTERMEDIATE TERM    INTERMEDIATE U.S.
                                TREASURY ETF        TREASURY INDEX
                             -----------------    -----------------
5/23/07                           10000.00             10000.00
5/31/07                            9983.00              9991.00
6/30/07                            9998.97             10007.00
7/31/07                           10129.00             10147.10
8/31/07                           10288.00             10298.30
9/30/07                           10349.70             10360.10
10/31/07                          10413.90             10425.30
11/30/07                          10690.90             10704.70
12/31/07                          10711.20             10727.20
1/31/08                           10979.00             10996.50
2/29/08                           11125.00             11142.70
3/31/08                           11198.40             11215.20
4/30/08                           11014.80             11027.80
5/31/08                           10910.10             10923.10
6/30/08                           10971.00             10984.00

                        [streetTRACKS Logo/annual report]

          SPDR Lehman Intermediate Term Treasury ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 ----------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         UNITED STATES      UNITED STATES      UNITED STATES      UNITED STATES      UNITED STATES
                      TREASURY NOTE,     TREASURY NOTE,     TREASURY NOTE,     TREASURY NOTE,     TREASURY NOTE,
                      4.25%, 08/15/2013  4.25%, 11/15/2013  2.88%, 06/30/2010  2.63%, 05/31/2010  4.00%, 02/15/2014
 ----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $753,356           715,160            703,254            700,490            656,085

 ----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   1.7%               1.6                1.6                1.6                1.5
 ----------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Treasury Obligations            98.8%
Short Term Investments               28.8
Other Assets & Liabilities          (27.6)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                         [streetTRACKS Logo/annual report]

 SPDR Lehman Long Term Treasury ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SPDR Lehman Long Term Treasury ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term sector of the United States Treasury market. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Long U.S. Treasury Index (the "Index").

The performance of the Fund for the year ended June 30, 2008, was 12.62% versus the Index return of 12.65%.

During the 3(rd) quarter of 2007, US Treasuries experienced their biggest quarterly rally in five years and the yield curve steepened significantly. The Federal Reserve Open Market Committee (FOMC), after leaving interest rates unchanged for 15 months, cut interest rates by half a percentage point in September, leaving them at 4.75% by quarter end. This was done in response to turmoil in financial markets, tightening credit conditions and increased uncertainty over the economic outlook. The Fed's post-meeting statement noted "developments in financial markets since the Committee's last regular meeting have increased the uncertainty surrounding the economic outlook". The Committee also warned "the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally." Housing market data remained on a downward trend, with sales of existing homes down 4.3% in August. The outlook for economic growth in the US also worsened. The Fed would go on to lower the Fed Funds rate an additional 50 basis points to end the year at 4.25%.

In 2007's 4(th) quarter, the economy's near-term prospects took a distinct turn for the worse. Relief entered the market via a surprise announcement by the Fed that it was lowering the lending rate at the discount window by 50bps to 5.75% and encouraging borrowing there. While less traditional than a full easing of the Fed Funds rate, the impact was significant, showing the world the Fed was taking note of market developments and was prepared to act. By year-end, the US Treasury yield curve had steepened as investors opted for less risky alternatives in the form of shorter dated Treasuries. At the middle of July, when sub-prime events really began to permeate the credit markets, two-year Treasuries were yielding roughly 4.88% and ten-year Treasuries were at 5.12%. As of the end of November, those numbers were 3.04% and 4.25%, down 1.84 and 0.87 percent respectively.

US Treasuries continued to rally through the 1st quarter and the yield curve steepened considerably over the period. Two-year note yields fell roughly 120 basis points with the thirty-year bond unchanged. Five-year and ten-year rates fell 100 and 50 basis points respectively. The two-year/ten-year curve was steeper by over 70 basis points for the time period. The Federal Reserve cut interest rates by 2.00% during the quarter, to leave interest rates at 2.25% by quarter-end. In an inter-meeting move in January, the Fed cut interest rates by 0.75% in an attempt to improve stability in the financial markets. It then cut rates aggressively at its regular meetings in January and March. The Fed cited "the adverse dynamics of the financial markets and the economy (presenting) the greater threat to economic welfare in the United States" as the underlying reason for its cuts, despite increasing concerns over inflation. With the deep and broad impact of market illiquidity, growing concern about a recessionary environment began to proliferate. The drivers of this view included continued and worsening housing woes causing additional massive financial services write-downs. This activity culminated, at least for the 1st quarter, in the forced buyout of Bear Stearns by JP Morgan Chase, orchestrated by the Federal Reserve, which is redefining its role in the oversight of financial market participants.

                        [streetTRACKS Logo/annual report]

 SPDR Lehman Long Term Treasury ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                   (CONTINUED)

Interest rates moved quite a bit higher in the 2(nd) quarter of 2008, with US Treasury prices falling abruptly despite the 25 basis-point rate cut by the Federal Reserve that took rates to 2% at the end of April. In the eight months to the end of June, the Fed has cut rates by 325 basis points. The housing market continued to deteriorate over the quarter, although there were some tentative signs of stabilization in sales of new homes. Two-year U.S. Treasury note yields settled in at 98 basis points higher for the quarter, and ten-year notes demonstrated a similar pattern, albeit less dramatic, ending higher by 40 basis points. This flattening of the Treasury curve seems to be related to market participants re-focusing on the dollar and inflation risk and potential Fed responses to them. Hawkish rhetoric on the part of Fed officials seems to be aimed at dollar support and fighting inflation. Many market observers believe the Fed may be content with the magnitude of the easing and support programs they undertook to shore up the financial system in the US. That said, a Fed mired in continuing weak economic reports that constrain them from raising rates could become reticent to move in either direction, even as the economy simultaneously experiences challenges to growth and rising inflationary expectations. As such, Treasuries reacted negatively during the quarter.

                        [streetTRACKS Logo/annual report]

             SPDR Lehman Long Term Treasury ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN LONG TERM TREASURY ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.1345%.

 PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------

                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET         Lehman Brothers Long Term
                                             VALUE       VALUE            U.S. Treasury Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                  12.62%      12.88%                   12.65%

 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     11.61%      11.78%                   11.73%
 ----------------------------------------------------------------------------------------------------





 ----------------------------------------------------------------------------------------------------

                                                          AVERAGE ANNUAL TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET         Lehman Brothers Long Term
                                             VALUE       VALUE            U.S. Treasury Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                  12.62%      12.88%                   12.65%
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     10.44%      10.59%                    9.97%
 ----------------------------------------------------------------------------------------------------




 (1) For the period May 23, 2007 to June 30, 2008.

                        [streetTRACKS Logo/annual report]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN LONG TERM TREASURY ETF (Based on Net Asset Value)
(PERFORMANCE GRAPH)

                                              LEHMAN BROTHERS
                               SPDR LEHMAN       LONG TERM
                                LONG TERM      U.S. TREASURY
                              TREASURY ETF         INDEX
                              ------------    ---------------
5/23/07                         10000.00          10000.00
5/31/07                          9996.00          10003.00
6/30/07                          9910.03           9918.97
7/31/07                         10131.00          10184.80
8/31/07                         10364.00          10374.20
9/30/07                         10391.00          10403.30
10/31/07                        10536.50          10550.00
11/30/07                        11016.90          11035.30
12/31/07                        10970.70          10991.10
1/31/08                         11260.30          11281.30
2/29/08                         11309.80          11329.80
3/31/08                         11409.30          11428.40
4/30/08                         11191.40          11209.00
5/31/08                         10969.80          10985.90
6/30/08                         11161.00          11173.00

                        [streetTRACKS Logo/annual report]

              SPDR Lehman Long Term Treasury ETF--PORTFOLIO SUMMARY

 TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 ----------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         UNITED STATES      UNITED STATES      UNITED STATES      UNITED STATES      UNITED STATES
                      TREASURY BOND,     TREASURY BOND,     TREASURY BOND,     TREASURY BOND,     TREASURY BOND,
                      8.00%, 11/15/2021  6.25%, 08/15/2023  4.50%, 02/15/2036  6.13%, 11/15/2027  8.13%, 08/15/2019
 ----------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $798,619           523,213            520,238            496,203            490,495

 ----------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   7.5%               4.9                4.9                4.6                4.6
 ----------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Treasury Obligations            98.4%
Short Term Investments               28.2
Other Assets & Liabilities          (26.6)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                        [streetTRACKS Logo/annual report]

   SPDR Barclays Capital Tips ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SPDR Barclays Capital TIPS ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Barclays U.S. Government Inflation-linked Bond Index (the "Index").

The performance of the Fund for the year ended June 30, 2008, was 14.96% versus the Index return of 15.15%.

The Fund performed well during the past year ending June 30, posting 14.96% total return versus the Index return of 15.15%. In comparison, Barclay's U.S. Treasury Index returned 10.33% over the same period. The main drivers of inflation linked bond returns have been declining real yields due to rate cuts and higher levels of realized inflation. Inflation bond accrual of 4% year-over-year is running much higher than core inflation expectations of 2%-2.25%.

During the 3(rd) quarter of 2007, US Treasuries experienced their biggest quarterly rally in five years and the yield curve steepened significantly. The Federal Reserve Open Market Committee (FOMC), after leaving interest rates unchanged for 15 months, cut interest rates by half a percentage point in September, leaving them at 4.75% by quarter end. This was done in response to turmoil in financial markets, tightening credit conditions and increased uncertainty over the economic outlook. The Fed's post-meeting statement noted "developments in financial markets since the Committee's last regular meeting have increased the uncertainty surrounding the economic outlook". The Committee also warned "the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally." Housing market data remained on a downward trend, with sales of existing homes down 4.3% in August. The outlook for economic growth in the US also worsened. The Fed would go on to lower the Fed Funds rate an additional 50 basis points to end the year at 4.25%.

In 2007's 4(th) quarter, the economy's near-term prospects took a distinct turn for the worse. Relief entered the market via a surprise announcement by the Fed that it was lowering its lending rate at the discount window by 50bps to 5.75% and encouraging borrowing there. While less traditional than a full easing of the Fed Funds rate, the impact was significant, showing the world the Fed was taking note of market developments and was prepared to act. By year-end, the US Treasury yield curve had steepened as investors opted for less risky alternatives in the form of shorter-dated Treasuries. At the middle of July, when sub prime events really began to permeate the credit markets, two year Treasuries were yielding roughly 4.88% and ten year Treasuries were at 5.12%. As of the end of November, those numbers were 3.04% and 4.25%, down 1.84 and 0.87 percent respectively. For the second half of 2007, and especially in the 4th quarter, inflation linked bonds outperformed the Lehman Brothers U.S. Treasury Index by 1.81%. This incremental return came about because of the combination of declining real interest rates due to the Fed's actions, the declining U.S. dollar and its implications for increasing oil and other commodity prices, as well as increasing headline inflation results as monthly economic statistics were announced.

US Treasuries continued to rally through the 1(st) quarter of 2008, and the yield curve steepened considerably over the period. Two year note yields fell roughly 120 basis points with the thirty year bond unchanged. Five and ten year rates fell 100 and 50 basis points respectively. The two year/ten year curve was steeper by over 70 basis points for the time period. The Federal Reserve cut interest rates by 2.00% during the quarter, to leave interest rates at 2.25% by quarter-end. In an inter-meeting move in January, the Fed cut interest rates

                        [streetTRACKS Logo/annual report]

   SPDR Barclays Capital Tips ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                   (CONTINUED)


by 0.75% in an attempt to improve stability in the financial markets. It then cut rates aggressively at its regular meetings in January and March. The Fed cited "the adverse dynamics of the financial markets and the economy (presenting) the greater threat to economic welfare in the United States" as the underlying reason for its cuts, despite increasing concerns over inflation. With the deep and broad impact of market illiquidity, growing concern about a recessionary environment began to proliferate. The drivers of this view included continued and worsening housing woes causing additional massive financial services write-downs. This activity culminated, at least for the 1st quarter, in the forced buyout of Bear Stearns by JP Morgan Chase, orchestrated by the Federal Reserve, which is redefining its role in the oversight of financial market participants.

As a result of the Fed's perceived inability to suppress rising inflationary expectations, the Index posted a return of 5.11% for the quarter, outperforming the Lehman U.S. Treasury Index by 68 basis points.

Interest rates moved quite a bit higher in the 2(nd) quarter of 2008, with US Treasury prices falling abruptly despite the 25 basis-point rate cut by the Federal Reserve that took rates to 2% at the end of April. In the eight months to the end of June, the Fed has cut rates by 325 basis points. The housing market continued to deteriorate over the quarter, although there were some tentative signs of stabilization in sales of new homes. Two-year U.S. Treasury note yields settled in at 98 basis points higher for the quarter, and ten-year notes demonstrated a similar pattern, albeit less dramatic, ending higher by 40 basis points. This flattening of the Treasury curve seems to be related to market participants re-focusing on the dollar and inflation risk and potential Fed responses to them. Hawkish rhetoric on the part of Fed officials seems to be aimed at dollar support and fighting inflation. Many market observers believe the Fed may be content with the magnitude of the easing and support programs they undertook to shore up the financial system in the US. That said, a Fed mired in continuing weak economic reports that constrain them from raising rates could become reticent to move in either direction, even as the economy simultaneously experiences challenges to growth and rising inflationary expectations. As such, Treasuries reacted negatively during the quarter as the Index outperformed the Lehman U.S. Treasury Index by 1.79%.

                        [streetTRACKS Logo/annual report]

               SPDR Barclays Capital Tips ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR BARCLAYS CAPITAL TIPS ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.1845%.

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET          Barclays U.S. Government
                                             VALUE       VALUE        Inflation-linked Bond Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                  14.96%      15.27%                   15.15%

 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     14.65%      14.91%                   14.90%
 ----------------------------------------------------------------------------------------------------





 ----------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET          Barclays U.S. Government
                                             VALUE       VALUE        Inflation-linked Bond Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                  14.96%      15.27%                   15.15%
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     13.22%      13.46%                   12.65%
 ----------------------------------------------------------------------------------------------------




 (1) For the period May 25, 2007 to June 30, 2008.

                        [streetTRACKS Logo/annual report]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR BARCLAYS CAPITAL TIPS ETF (Based on Net Asset Value)
(PERFORMANCE GRAPH)

                             SPDR BARCLAYS           BARCLAYS U.S.
                              CAPITAL TIPS    GOVERNMENT INFLATION-LINKED
                                  ETF                  BOND INDEX
                             -------------    ---------------------------
5/25/07                         10000.00                10000.00
5/31/07                          9990.00                 9995.00
6/30/07                          9973.02                 9979.01
7/31/07                         10169.50                10206.50
8/31/07                         10294.60                10300.40
9/30/07                         10429.40                10430.20
10/31/07                        10548.30                10551.20
11/30/07                        10962.90                10974.30
12/31/07                        10941.00                10966.60
1/31/08                         11365.60                11372.40
2/29/08                         11511.00                11525.90
3/31/08                         11500.70                11527.10
4/30/08                         11258.00                11282.70
5/31/08                         11291.80                11303.00
6/30/08                         11465.00                11490.00

                        [streetTRACKS Logo/annual report]

                SPDR Barclays Capital TIPS ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 --------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         TREASURY INFLATION  TREASURY INFLATION  TREASURY INFLATION  TREASURY INFLATION  TREASURY INFLATION
                      PROTECTED INDEXED   PROTECTED INDEXED   PROTECTED INDEXED   PROTECTED INDEXED   PROTECTED INDEXED
                      BOND,               BOND,               NOTE,               NOTE,               BOND,
                      2.38%, 01/15/2025   3.88%, 04/15/2029   0.88%, 04/15/2010   3.00%, 07/15/2012   3.63%, 04/15/2028
 --------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $6,039,088          6,023,242           5,832,157           5,459,254           5,014,207

 --------------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   6.5%                6.4                 6.2                 5.8                 5.4
 --------------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Treasury Obligations            99.1%
Short Term Investments               28.5
Other Assets & Liabilities          (27.6)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                        [streetTRACKS Logo/annual report]

SPDR Lehman California Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                                   PERFORMANCE

SPDR Lehman California Municipal Bond ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from Federal and California state income taxes. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Managed Money Municipal California Index (the "Index").

The performance of the Fund for the period ended June 30, 2008, was 0.54% versus the Index return of 0.82%.

The second quarter was notable by the fluctuation in investor sentiment. At times there was conviction that additional stimulus was warranted by the Federal Reserve. At other times, sentiment tilted toward caution due to inflation and a weak dollar. Interest rates rose in April on the strength of some economic releases and the continued rise in oil and food prices. Municipals, coming off a strong March as the credit crisis brought about by the decline in the monoline bond insurers began to abate, performed well but underperformed Treasuries dramatically. This trend turned in April as the flight to quality bid experienced by Treasuries lessened. Some market participants believed the Federal Reserve would not ease its Fed Funds target rate later in the month. A view no one held only weeks earlier. The Federal Reserve did, in fact, ease by 25 basis points in April but offered no statement. The action indicated there was debate occurring as to how much more stimulus the economy needed. Municipals continued their out-performance in May and the first weeks of June. Ratios of 2-year Municipals to 2-year Treasuries fell from a high of 162% at the end of February to 80% in mid-June. This drop proved to be a catalyst for crossover accounts to reverse their positions in Municipals and go back to Treasuries or other taxable debt. This crossover selling combined with the downgrades of MBIA and AMBAC by both Moody's and Standard & Poor's put pressure on the municipal market and Municipals under-performed Treasuries during the last weeks of the quarter. The rating action by Moody's and Standard & Poor's caused both MBIA and AMBAC to lose their coveted AAA ratings. While these downgrades may not have been entirely priced in to the market, most municipal investors have been looking beyond the insurance wraps to the underlying credit for the past several months.

New issue supply was nearly flat the first six months of 2007. The credit problems experienced in the early months of the year suppressed supply which then ballooned while many auction rate securities (ARS) and variable rate demand notes (VDRN) were remarketed into longer fixed rate debt. Supply has been heavy since March pulling the market to a similar level as the first six months of last year. One of the headline deals of the quarter was the State of California which hit the market twice, first, in April for $1.7 billion, then again in June for $1.5 billion. The State of Connecticut was the largest single deal totaling $2.2 billion of Taxable pension obligation bonds marketed in April.

Credit in the Municipal sector is evolving. Thus far, most of the credit concerns in the space have been associated with the monoline bond insurers which wrap municipal debt. While insurer deterioration kicked off the crisis, the effects have filtered down to the underlying credits. Many issuers were saddled with auction rate debt that was reset at exorbitant interest rates, thereby hurting the issuer's ability to pay. Vallejo, California declared bankruptcy in May as its expenses exceeded the revenues it could generate from its diminished property tax base. Jefferson County, Alabama is teetering on the brink of bankruptcy itself and is currently reviewing plans to avoid such a filing. Jefferson County's problems were triggered by high debt service payments on its auction rate debt. Conversely, with the stress experienced in the taxable credit markets, housing sectors and equity markets, many of the higher quality municipal issuers are seeing great

                        [streetTRACKS Logo/annual report]

   SPDR Lehman California Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF FUND
                             PERFORMANCE (CONTINUED)


demand for their paper as investors seek safe haven investments. Budgeting for the upcoming fiscal years is underway for many municipalities and the stresses of a slowing economy are still to be felt. No doubt there will be winners and losers in the months ahead and credit selection will be important going forward.

                        [streetTRACKS Logo/annual report]

         SPDR Lehman California Municipal Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN CALIFORNIA MUNICIPAL BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.2000%.

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                                                     Lehman Brothers Managed Money
                                           NET ASSET    MARKET                 Municipal
                                             VALUE       VALUE              California Index
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      0.54%       1.51%                   0.82%

 ----------------------------------------------------------------------------------------------------




 (1) For the period October 10, 2007 to June 30, 2008.

                        [streetTRACKS Logo/annual report]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN CALIFORNIA MUNICIPAL BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                                                        LEHMAN BROTHERS
                                  SPDR LEHMAN            MANAGED MONEY
                             CALIFORNIA MUNICIPAL    MUNICIPAL CALIFORNIA
                                   BOND ETF                  INDEX
                             --------------------    --------------------
10/10/2007                         10000.00                10000.00
10/31/07                           10014.00                10100.00
11/30/07                           10093.10                10149.50
12/31/07                           10129.50                10172.80
1/31/08                            10184.10                10212.50
2/29/08                             9600.59                 9618.14
3/31/08                             9939.49                 9959.58
4/30/08                            10110.50                10155.80
5/31/08                            10195.40                10236.00
6/30/08                            10054.00                10082.00

                        [streetTRACKS Logo/annual report]

          SPDR Lehman California Municipal Bond ETF--PORTFOLIO SUMMARY

 TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 ---------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         CALIFORNIA STATE     NORTH ORANGE       CALIFORNIA STATE    SAN DIEGO, CA,     LOS ANGELES, CA,
                      DEPARTMENT OF WATER  COUNTY, CA,        ECONOMIC RECOVERY,  COMMUNITY COLLEGE  WATER & POWER
                      RESOURCES & POWER    COMMUNITY          SERIES A            DISTRICT           REVENUE,
                      SUPPLY REVENUE,      COLLEGE DISTRICT   5.00%, 07/01/2015   5.00%, 08/01/2032  SERIES A-1
                      SERIES A             5.00%, 08/01/2015                                         5.00%, 07/01/2023
                      5.50%, 05/01/2013

 ---------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $1,075,670           1,074,470          1,068,210           1,016,010          933,660
 ---------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   6.2%                 6.2                6.1                 5.8                5.4
 ---------------------------------------------------------------------------------------------------------------------




 (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Municipal Bonds & Notes              98.3%
Short Term Investments                0.2
Other Assets & Liabilities            1.5
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                      (streetTRACKS (R) annual report LOGO)
    SPDR Lehman New York Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF  FUND
                                   PERFORMANCE

SPDR Lehman New York Municipal Bond ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from Federal and New York state income taxes. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Managed Money Municipal New York Index (the "Index").

The performance of the Fund for the period ended June 30, 2008, was 1.08% versus the Index return of 1.11%.

The second quarter was notable by the fluctuation in investor sentiment. At times there was conviction that additional stimulus was warranted by the Federal Reserve. At other times, sentiment tilted toward caution due to inflation and a weak dollar. Interest rates rose in April on the strength of some economic releases and the continued rise in oil and food prices. Municipals, coming off a strong March as the credit crisis brought about by the decline in the monoline bond insurers began to abate, performed well but underperformed Treasuries dramatically. This trend turned in April as the flight to quality bid experienced by Treasuries lessened. Some market participants believed the Federal Reserve would not ease its Fed Funds target rate later in the month. A view no one held only weeks earlier. The Federal Reserve did, in fact, ease by 25 basis points in April but offered no statement. The action indicated there was debate occurring as to how much more stimulus the economy needed. Municipals continued their out-performance in May and the first weeks of June. Ratios of 2-year Municipals to 2-year Treasuries fell from a high of 162% at the end of February to 80% in mid-June. This drop proved to be a catalyst for crossover accounts to reverse their positions in Municipals and go back to Treasuries or other taxable debt. This crossover selling combined with the downgrades of MBIA and AMBAC by both Moody's and Standard & Poor's put pressure on the municipal market and Municipals under-performed Treasuries during the last weeks of the quarter. The rating action by Moody's and Standard & Poor's caused both MBIA and AMBAC to lose their coveted AAA ratings. While these downgrades may not have been entirely priced in to the market, most municipal investors have been looking beyond the insurance wraps to the underlying credit for the past several months

New issue supply was nearly flat the first six months of 2007. The credit problems experienced in the early months of the year suppressed supply which then ballooned while many auction rate securities (ARS) and variable rate demand notes (VDRN) were remarketed into longer fixed rate debt. Supply has been heavy since March pulling the market to a similar level as the first six months of last year. One of the headline deals of the quarter was the State of California which hit the market twice, first, in April for $1.7 billion, then again in June for $1.5 billion. The State of Connecticut was the largest single deal totaling $2.2 billion of Taxable pension obligation bonds marketed in April.

Credit in the Municipal sector is evolving. Thus far, most of the credit concerns in the space have been associated with the monoline bond insurers which wrap municipal debt. While insurer deterioration kicked off the crisis, the effects have filtered down to the underlying credits. Many issuers were saddled with auction rate debt that was reset at exorbitant interest rates, thereby hurting the issuer's ability to pay. Vallejo, California declared bankruptcy in May as its expenses exceeded the revenues it could generate from its diminished property tax base. Jefferson County, Alabama is teetering on the brink of bankruptcy itself and is currently reviewing plans to avoid such a filing. Jefferson County's problems were triggered by high debt service payments on its auction rate debt. Conversely, with the stress experienced in the taxable credit

                        [streetTRACKS Logo/annual report]

    SPDR Lehman New York Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF  FUND
                             PERFORMANCE (CONTINUED)


markets, housing sectors and equity markets, many of the higher quality municipal issuers are seeing great demand for their paper as investors seek safe haven investments. Budgeting for the upcoming fiscal years is underway for many municipalities and the stresses of a slowing economy are still to be felt. No doubt there will be winners and losers in the months ahead and credit selection will be important going forward.

                      (streetTRACKS (R) annual report LOGO)
          SPDR Lehman New York Municipal Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/11/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN NEW YORK MUNICIPAL BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.2000%.

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                                                     Lehman Brothers Managed Money
                                           NET ASSET    MARKET                 Municipal
                                             VALUE       VALUE               New York Index
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      1.08%       1.50%                   1.11%

 ----------------------------------------------------------------------------------------------------




 (1) For the period October 11, 2007 to June 30, 2008.

                      (streetTRACKS (R) annual report LOGO)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN NEW YORK MUNICIPAL BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                                SPDR LEHMAN     LEHMAN BROTHERS
                                 NEW YORK        MANAGED MONEY
                              MUNICIPAL BOND     MUNICIPAL NEW
                                    ETF            YORK INDEX
                              --------------    ---------------
10/11/2007                       10000.00           10000.00
10/31/07                         10032.00           10100.00
11/30/07                         10103.20           10147.50
12/31/07                         10114.90           10170.80
1/31/08                          10239.30           10236.90
2/29/08                           9697.68            9644.20
3/31/08                          10017.70            9996.22
4/30/08                          10167.00           10171.20
5/31/08                          10229.00           10239.30
6/30/08                          10108.00           10111.00

                      (streetTRACKS (R) annual report LOGO)

           SPDR Lehman New York Municipal Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 ---------------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         NEW YORK, NY,     NEW YORK STATE     NEW YORK STATE        PUERTO RICO          ERIE COUNTY, NY,
                      GENERAL           GENERAL            ENVIRONMENTAL         COMMONWEALTH,        INDUSTRIAL
                      OBLIGATION,       OBLIGATION,        FACSCORP, SERIES      GENERAL OBLIGATION,  DEVELOPMENT
                      SERIES J, 5.50%,  5.00%, 04/15/2015  A, 4.50%, 06/15/2036  SERIES A (MBIA),     AGENCY, SERIES A
                      06/01/2020                                                 5.50%, 07/01/2019    (FSA), 5.75%, 05/01/2024
 ---------------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $1,095,160        1,077,300          839,139               766,057              546,990

 ---------------------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   8.4%              8.3                6.5                   5.9                  4.2
 ---------------------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Municipal Bonds & Notes              96.8%
Short Term Investments                2.2
Other Assets & Liabilities            1.0
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                      (streetTRACKS (R) annual report LOGO)
   SPDR Lehman Municipal Bond ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SPDR Lehman Municipal Bond ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from Federal income taxes. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Municipal Managed Money Index (the "Index").

The performance of the Fund for the period ended June 30, 2008, was 0.73% versus the Index return of 0.98%.

The second quarter was notable by the fluctuation in investor sentiment. At times there was conviction that additional stimulus was warranted by the Federal Reserve. At other times, sentiment tilted toward caution due to inflation and a weak dollar. Interest rates rose in April on the strength of some economic releases and the continued rise in oil and food prices. Municipals, coming off a strong March as the credit crisis brought about by the decline in the monoline bond insurers began to abate, performed well but underperformed Treasuries dramatically. This trend turned in April as the flight to quality bid experienced by Treasuries lessened. Some market participants believed the Federal Reserve would not ease its Fed Funds target rate later in the month. A view no one held only weeks earlier. The Federal Reserve did, in fact, ease by 25 basis points in April but offered no statement. The action indicated there was debate occurring as to how much more stimulus the economy needed. Municipals continued their out-performance in May and the first weeks of June. Ratios of 2-year Municipals to 2-year Treasuries fell from a high of 162% at the end of February to 80% in mid-June. This drop proved to be a catalyst for crossover accounts to reverse their positions in Municipals and go back to Treasuries or other taxable debt. This crossover selling combined with the downgrades of MBIA and AMBAC by both Moody's and Standard & Poor's put pressure on the municipal market and Municipals under-performed Treasuries during the last weeks of the quarter. The rating action by Moody's and Standard & Poor's caused both MBIA and AMBAC to lose their coveted AAA ratings. While these downgrades may not have been entirely priced in to the market, most municipal investors have been looking beyond the insurance wraps to the underlying credit for the past several months

New issue supply was nearly flat the first six months of 2007. The credit problems experienced in the early months of the year suppressed supply which then ballooned while many of the auction rate securities (ARS) and variable rate demand notes (VDRN) were remarketed into longer fixed rate debt. Supply has been heavy since March pulling the market to a similar level as the first six months of last year. One of the headline deals of the quarter was the State of California which hit the market twice, first, in April for $1.7 billion, then again in June for $1.5 billion. The State of Connecticut was the largest single deal totaling $2.2 billion of Taxable pension obligation bonds marketed in April.

Credit in the Municipal sector is evolving. Thus far, most of the credit concerns in the space have been associated with the monoline bond insurers which wrap municipal debt. While insurer deterioration kicked off the crisis, the effects have filtered down to the underlying credits. Many issuers were saddled with auction rate debt that was reset at exorbitant interest rates, thereby hurting the issuer's ability to pay. Vallejo, California declared bankruptcy in May as its expenses exceeded the revenues it could generate from its diminished property tax base. Jefferson County, Alabama is teetering on the brink of bankruptcy itself and is currently reviewing plans to avoid such a filing. Jefferson County's problems were triggered by high debt service payments on its auction rate debt. Conversely, with the stress experienced in the taxable credit markets, housing sectors and equity markets, many of the higher quality municipal issuers are seeing great demand for their paper as investors seek safe haven investments. Budgeting for the upcoming fiscal years is underway for many municipalities and the stresses of a slowing economy are still to be felt. No doubt there will be winners and losers in the months ahead and credit selection will be important going forward.

                      (streetTRACKS (R) annual report LOGO)
               SPDR Lehman Municipal Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/11/07, 9/13/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN MUNICIPAL BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.3000%.*

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET     Lehman Brothers Municipal Managed
                                             VALUE       VALUE                Money Index
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      0.73%       0.45%                   0.98%

 ----------------------------------------------------------------------------------------------------




 (1) For the period September 11, 2007 to June 30, 2008.

 * SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.2000% until October 31, 2008.

                      (streetTRACKS (R) annual report LOGO)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN MUNICIPAL BOND ETF (Based on Net Asset Value)
(PERFORMANCE GRAPH)

                               SPDR LEHMAN      LEHMAN BROTHERS
                             MUNICIPAL BOND    MUNICIPAL MANAGED
                                   ETF            MONEY INDEX
                             --------------    -----------------
9/11/2007                       10000.00            10000.00
9/30/07                          9928.00             9952.00
10/31/07                         9966.72             9994.79
11/30/07                        10067.40            10081.80
12/31/07                        10119.30            10119.00
1/31/08                         10251.90            10231.40
2/29/08                          9696.23             9660.46
3/31/08                          9993.90            10011.10
4/30/08                         10142.80            10162.30
5/31/08                         10207.70            10230.40
6/30/08                         10073.00            10098.00

                      (streetTRACKS (R) annual report LOGO)

                SPDR Lehman Municipal Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 --------------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         CLARK COUNTY, NV,    AUSTIN, TX,        CALIFORNIA STATE   CHICAGO, IL,         OMAHA PUBLIC
                      SCHOOL DISTRICT,     ELECTRICAL         UNIVERSITY         METROPOLITAN         POWER DISTRICT,
                      GENERAL OBLIGATION,  UTILITIES SYSTEM   REVENUE,           WATER RECLAMATION    SERIES A,
                      SERIES D (MBIA),     REVENUE, (FSA)     SERIES A (FSA),    DISTRICT, SERIES C,  5.00%, 02/01/2039
                      5.00%, 06/15/2017    5.00%, 11/15/2035  4.50%, 11/01/2044  5.25%, 12/01/2032
 --------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $6,135,813           6,116,165          5,358,773          5,343,700            5,019,100

 --------------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS   2.4%                 2.4                2.1                2.1                  2.0
 --------------------------------------------------------------------------------------------------------------------------



 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Municipal Bonds & Notes              98.6%
Short Term Investments                0.2
Other Assets & Liabilities            1.2
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                      (streetTRACKS (R) annual report LOGO)
   SPDR Lehman Aggregate Bond ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SPDR Lehman Aggregate Bond ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers U.S. Aggregate Index (the "Index").

The performance of the Fund for the year ended June 30, 2008, was 7.13% versus the Index return of 7.12%.

During the 2(nd) half of 2007, as the deep and broad impact of sub-prime residential mortgage distress on the economy and the investment markets became apparent, all mortgage and corporate sectors of the fixed income markets re-evaluated the price of risk. This was necessitated as deleveraging investors strained the level of liquidity available to the system. July proved to be a month where volatility spiked in the sub-prime mortgage markets. Extreme investor risk aversion spread rapidly to other markets, with corporate credit widening sharply, and a 'flight to quality' bid emerging in government bond markets. The market volatility in July had all of the signs of a classic liquidity event, spreading rapidly across multiple markets in a manner similar to that experienced in 1998, but with a different catalyst (sub-prime mortgages, not emerging markets). The ramifications would be significant and widespread, with heightened risk aversion resulting in repricing of risky assets worldwide.

U.S. economic reports continued to be mixed over the course of the 3(rd) quarter, confirming the notion that we are in the midst of mid-cycle slowdown, with growth moderating from 3.3% in 2006 to 1.9% in 2007. Housing data were distinctly downbeat. After leaving interest rates unchanged for 15 months, the Federal Reserve's Open Market Committee announced that financial market turbulence had increased the downside risks to growth "appreciably." At it's September 18th meeting, it cut the federal funds target by 50 basis points to 4.75%. The Fed's post-meeting statement noted that "developments in financial markets since the Committee's last regular meeting have increased the uncertainty surrounding the economic outlook" and "the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally."

Overall, the increase in volatility due to sub-prime concerns and the mixed economic outlook turned into solid gains for Treasury benchmarks, as the 10-year Treasury yield closed the quarter at 4.59%, 44 basis points lower than its June close. Credit markets in general (and financials in particular) felt the most pain. Many in the market began to speculate as to the health of the banking community, and if some of them might be close to crisis. Relief entered the market via a surprise announcement by the Fed that it was lowering its lending rate at the discount window and encouraging borrowing there, showing the world the Fed was taking note of what was happening in the markets and was prepared to take action. In the ensuing weeks, some degree of liquidity returned to the markets. Spreads snapped back in September from the record wide levels experienced in August.

In October and November a sudden shift back to risk aversion occurred as concerns heightened with regard to Structured Investment products, financial institutions reported large write-offs, liquidity again became scarce in the face of fiscal year-ends for many Wall Street dealers, and the Federal Reserve continued to act aggressively to calm markets. In the fourth quarter, the economy's near-term prospects took a distinct turn for the worse, as inventories of new and existing homes for sale rose, oil prices continued to move higher and, financial market conditions worsened as the crisis morphed from a sub-prime mortgage credit event to a liquidity event in the asset-backed commercial paper
(ABCP) market to a capital-and-earnings event for

                        [streetTRACKS Logo/annual report]

   SPDR Lehman Aggregate Bond ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                   (CONTINUED)


some of the nation's largest financial institutions. In November, 2007 the Index posted its worst month and year to date numbers ever. Despite the tremendous underperformance in spread sectors which drove this result, Treasury yields fell as their prices rose due to investors opting for less risky alternatives.

In the first quarter of 2008, with the deep and broad impact of market illiquidity, growing concern about a recessionary environment began to proliferate. Drivers of this view included continued and worsening housing woes causing additional massive financial services write-downs. This activity culminated at the end of the 1(st) quarter in the forced buyout of Bear Stearns by JP Morgan Chase, orchestrated by the Federal Reserve, which is redefining its role in the oversight of financial market participants. All of the larger spread sectors posted negative excess returns for the 1st quarter. The Index posted the worst reported excess return number in its 30 year history. All but three of the 108 spread sector cohorts of the Index, had negative excess returns. Treasury rates decreased in the 1st quarter, particularly in the short end, on the heels of an aggressively easing Federal Reserve. In fact, the Fed aggressively lowered the Fed Funds rate by 200 basis points in the quarter. Two of the moves were 75 basis points each, the first one in January being the largest in over twenty years.

After positive returns in April and May, during June the fixed income markets were once again buffeted by familiar headwinds. Rising oil and food prices and the resultant inflation fears, the probability of continued write-offs on the part of investment banks and the downgrades of bond insurers, MBIA and Ambac, were all catalysts for market sentiment turning negative. At mid-year many market observers believe the Fed may be content with the magnitude of the easing and support programs they undertook to shore up the financial system in the US. That said, a Fed mired in continuing weak economic reports that constrain them from raising rates, could become reticent to move in either direction, even as the economy simultaneously experiences challenges to growth and rising inflationary expectations. As all this uncertainty came to a head in June, declining U.S. equities and rising commodity prices also helped define a more negative tone in the fixed income markets as the 2nd quarter ended.

                      (streetTRACKS (R) annual report LOGO)
               SPDR Lehman Aggregate Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN AGGREGATE BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.1845%.*

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET            Lehman Brothers U.S.
                                             VALUE       VALUE              Aggregate Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                   7.13%       7.41%                   7.12%

 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      6.57%       6.94%                   6.73%
 ----------------------------------------------------------------------------------------------------





 ----------------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET            Lehman Brothers U.S.
                                             VALUE       VALUE              Aggregate Index
 ----------------------------------------------------------------------------------------------------
    ONE YEAR ENDED 6/30/08                   7.13%       7.41%                   7.12%
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      5.92%       6.25%                   5.74%
 ----------------------------------------------------------------------------------------------------




 (1) For the period May 23, 2007 to June 30, 2008.

 * SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.1345% until October 31, 2008.

                      (streetTRACKS (R) annual report LOGO)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN AGGREGATE BOND ETF (Based on Net Asset Value)
(PERFORMANCE GRAPH)

                               SPDR LEHMAN     LEHMAN BROTHERS
                             AGGREGATE BOND     U.S. AGGREGATE
                                   ETF              INDEX
                             --------------    ---------------
5/25/07                         10000.00           10000.00
5/31/07                          9983.00            9993.00
6/30/07                          9949.06            9963.02
7/31/07                         10017.70           10045.70
8/31/07                         10159.00           10169.30
9/30/07                         10241.20           10246.60
10/31/07                        10285.30           10338.80
11/30/07                        10475.60           10524.90
12/31/07                        10495.00           10554.30
1/31/08                         10735.30           10731.70
2/29/08                         10775.10           10746.70
3/31/08                         10785.80           10783.20
4/30/08                         10749.20           10760.60
5/31/08                         10656.70           10682.00
6/30/08                         10657.00           10673.00

                        [streetTRACKS Logo/annual report]

                SPDR Lehman Aggregate Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 --------------------------------------------------------------------------------------------

  DESCRIPTION         FANNIE MAE,  TREASURY NOTES,   FANNIE MAE,  FANNIE MAE,  FANNIE MAE,
                      5.50%, TBA   4.50%, 04/30/212  6.00%, TBA   5.00%, TBA   6.50%, TBA
 --------------------------------------------------------------------------------------------
    MARKET VALUE      $10,931,766  8,092,477         8,078,125    6,992,031    3,702,656

 --------------------------------------------------------------------------------------------

    % OF NET ASSETS   9.4%         6.9               6.9          6.0          3.2
 --------------------------------------------------------------------------------------------



 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
U.S. Agency MBS TBA                  38.9%
Corporate Bonds & Notes              27.7
U.S. Treasury Obligations            20.5
U.S. Government Agency
  Obligations                         8.2
Foreign Government Obligations        1.8
Short Term Investments               57.7
Other Assets & Liabilities          (54.8)
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                        [streetTRACKS Logo/annual report]

  SPDR Lehman International Treasury Bond ETF--MANAGEMENT'S DISCUSSION OF  FUND
                                   PERFORMANCE

SPDR Lehman International Treasury Bond ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment-grade countries outside the United States. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Global Treasury Ex-US Capped Index (the "Index").

The performance of the Fund for the period ended June 30, 2008, was 8.95% versus the Index return of 10.09%.

During the third quarter of 2007, global government bond markets experienced their biggest quarterly rally since 2005. The market turmoil brought about by the crisis in the US sub-prime mortgage market led to a global liquidity crunch as the markets distanced themselves from riskier assets. Every asset class, including cash, bonds, currency and equities, experienced unusually volatile conditions, and central banks were forced to step in to restore liquidity to the markets. The rally continued into the fourth quarter, against a backdrop of further cuts in interest rates and risk aversion reaching new highs. In November, liquidity vanished altogether in some credit segments, mirroring what had occurred in August. The trading environment improved slightly in December but, as the end of the year approached, market participants became reluctant to take additional risk and liquidity was far from the levels experienced earlier this year.

The government bond market rally persisted in the first quarter of 2008 as investors continued to seek a safe haven. Conversely, equity markets sold off sharply. Conditions in the credit markets remained very difficult, with the financial sector continuing to lead the spread widening trend. Commodity prices hit a peak during the quarter, with oil prices hitting US$110 a barrel and gold breaking US$1000 an ounce. Inflation was higher than expected in the western hemisphere. In the US, talk of a recession became increasingly widespread as did fears that the difficulties precipitated by the housing and financial markets would translate into slower global growth. Trading in credit markets remained tight given the mounting risk aversion that characterised the quarter, and the US dollar continued its slide against the euro and the Japanese yen.

After an almost unbroken rally since the beginning of the credit crisis, all major government bond markets declined during the second quarter. Although credit markets outperformed, liquidity remained challenging in some corporate bond markets especially for financial names. A slight improvement in investor sentiment benefited equity markets in April and May and as a result credit spreads began to narrow over the quarter from their peak in March. Oil prices continued to rise significantly; the West Texas Intermediate August 2008 futures contract closed the quarter at US$140. As a consequence, inflation kept surprising on the upside, particularly in the UK and the eurozone.

                   (streetTRACKS (R) semi-annual report LOGO)

        SPDR Lehman International Treasury Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/02/07, 10/05/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED OCTOBER 31, 2007 IS 0.5000%.

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET      Lehman Brothers Global Treasury
                                             VALUE       VALUE             Ex-US Capped Index
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                      8.95%       9.01%                   10.09%

 ----------------------------------------------------------------------------------------------------




 (1) For the period October 2, 2007 to June 30, 2008.

                   (streetTRACKS (R) semi-annual report LOGO)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF (Based on Net Asset Value) (PERFORMANCE GRAPH)

                                                       LEHMAN BROTHERS
                                   SPDR LEHMAN         GLOBAL TREASURY
                             INTERNATIONAL TREASURY      EX-US CAPPED
                                    BOND ETF                INDEX
                             ----------------------    ---------------
10/2/2007                           10000.00               10000.00
10/31/07                            10254.00               10273.00
11/30/07                            10439.60               10477.40
12/31/07                            10368.20               10411.40
1/31/08                             10706.20               10768.50
2/29/08                             10998.40               11075.40
3/31/08                             11347.10               11437.60
4/30/08                             11044.10               11142.50
5/31/08                             10899.40               10997.70
6/30/08                             10895.10               11009.80

                   [streetTRACKS (R) semi-annual report LOGO]

         SPDR Lehman International Treasury Bond ETF--PORTFOLIO SUMMARY

 TOP FIVE HOLDINGS AS OF JUNE 30, 2008


 -------------------------------------------------------------------------------------------------------------------------

    DESCRIPTION            GOVERNMENT         GOVERNMENT         FEDERAL REPUBLIC   REPUBLIC OF GREECE,  GOVERNMENT
                           OF JAPAN           OF JAPAN           OF GERMANY,        3.70%, 07/20/2015    OF JAPAN
                           10 YEAR BOND,      10 YEAR BOND,      3.50%, 10/09/2009                       5 YEAR BOND,
                           1.30%, 06/20/2012  1.50%, 09/20/2014                                          1.50%, 03/20/2011
 -------------------------------------------------------------------------------------------------------------------------
    MARKET VALUE           $39,323,888        39,317,197         30,764,923         30,218,048           27,093,963

 -------------------------------------------------------------------------------------------------------------------------

    % OF NET ASSETS        5.2%               5.2                4.0                4.0                  3.6
 -------------------------------------------------------------------------------------------------------------------------



 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Foreign Government Obligations       95.4%
Short Term Investments                2.5
Other Assets & Liabilities            2.1
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                        [streetTRACKS Logo/annual report]

  SPDR Lehman High Yield Bond ETF--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SPDR Lehman High Yield Bond ETF (the "Fund") is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market. To accomplish this, the Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers High Yield Very Liquid Index (the "Index").

The performance of the Fund for the period ended June 30, 2008, was -3.10% versus the Index return of -0.15%.

During the 2(nd) half of 2007, as the deep and broad impact of subprime residential mortgage distress on the economy and the investment markets became apparent, markets for structured product, private equity, bank loans and high yield all reevaluated the price of risk. This was necessitated as deleveraging investors strained the level of liquidity available to the system. After reaching all-time narrow incremental yield spreads over Treasuries in May of 2007, high yield spreads began a long, significant upward march toward and beyond long-term means for the sector. The broad high yield market returned +1.87% for 2007, the lowest return since 2002, lagging similar duration Treasuries by over 750 basis points.

The market's decreased acceptance of new issues in the 2(nd) half of 2007 resulted in a significant overhang of private equity- and merger and acquisition-related issuance. Additional price adjustments came in reaction to reduced confidence in the economy and higher levels of volatility in the equity markets. There was a brief respite in the early fall as the Fed joined with other central banks in supplying short-term relief in the form of enhanced credit availability and lowered short-term interest rates. However, as financial sector write downs multiplied in the 4th quarter, high yield saw further declines before the year was out.

In the first quarter of 2008 the broad U.S. High Yield Market had its worst quarterly return since June 2002. With the deep and broad impact of market illiquidity, growing concern about a recessionary environment began to proliferate. Drivers of this view included continued and worsening housing woes causing additional massive financial services write-downs. This activity culminated at the end of the 1st quarter in the forced buyout of Bear Stearns by JP Morgan Chase, orchestrated by the Federal Reserve, which is redefining its role in the oversight of financial market participants. Treasury rates decreased in the 1st quarter, particularly in the short end, on the heels of an aggressively easing Federal Reserve. In fact, the Fed aggressively lowered the Fed Funds rate by 200 basis points in the quarter. Two of the moves were 75 basis points each, the first one in January being the largest in over twenty years. The high yield bond market continued to see wider yield spreads to Treasuries through much of the quarter, continuing the trend begun in mid-2007. The high yield market's option adjusted yield ended the quarter at an average of 781 basis points above U.S. Treasuries, the widest level since February, 2003.

After positive returns in April and May, during June the high yield markets (as well as the broader fixed income markets) were once again buffeted by familiar headwinds. Rising oil and food prices and the resultant inflation fears, the probability of continued write-offs on the part of investment banks and the downgrades of bond insurers MBIA and AMBAC were all catalysts for market sentiment turning negative. Rumors of auto manufacturers having more problems also didn't help, as Ford bonds (4.4% of the broad high yield index) turned in an average return of -10.79% for the first half of the year. At mid-year many market observers believe the Fed may be content with the magnitude of the easing and support programs they undertook to shore up the financial system in the US. That said, a Fed mired in continuing weak economic reports that constrain them from raising rates, could become reticent to move in either direction, even as the economy simultaneously experiences challenges to growth and rising inflationary expectations. As all this uncertainty came to a head in June, declining U.S. equities and rising commodity prices also helped define a more negative tone in high yield as the quarter ended.

                   (streetTRACKS (R) semi-annual report LOGO)

              SPDR Lehman High Yield Bond ETF--PERFORMANCE SUMMARY

  The following performance chart of the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/28/07, 12/4/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commission that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

  An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

  PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SPDRETFS.COM FOR MOST RECENT MONTH-END PERFORMANCE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE TOTAL EXPENSE RATIO FOR SPDR LEHMAN HIGH YIELD BOND ETF AS STATED IN THE FEES AND EXPENSES TABLE OF THE PROSPECTUS DATED NOVEMBER 28, 2007 IS 0.4000%.

PERFORMANCE AS OF JUNE 30, 2008


 ----------------------------------------------------------------------------------------------------
                                                            CUMULATIVE TOTAL RETURN

                                          -----------------------------------------------------------
                                           NET ASSET    MARKET        Lehman Brothers High Yield
                                             VALUE       VALUE             Very Liquid Index
 ----------------------------------------------------------------------------------------------------
    SINCE INCEPTION (1)                     -3.10%      -3.21%                   -0.15%

 ----------------------------------------------------------------------------------------------------




 (1) For the period November 28, 2007 to June 30, 2008.

                   (streetTRACKS (R) semi-annual report LOGO)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
SPDR LEHMAN HIGH YIELD BOND ETF (Based on Net Asset Value)
(PERFORMANCE GRAPH)

                                             LEHMAN BROTHERS
                              SPDR LEHMAN       HIGH YIELD
                               HIGH YIELD      VERY LIQUID
                                BOND ETF          INDEX
                              -----------    ---------------
11/28/2007                      10000.00         10000.00
11/30/07                        10000.00         10053.00
12/31/07                        10034.00         10095.20
1/31/08                          9746.02          9912.50
2/29/08                          9533.56          9718.21
3/31/08                          9559.30          9752.23
4/30/08                         10000.90         10247.60
5/31/08                         10008.90         10306.00
6/30/08                          9690.00          9985.00

                   [streetTRACKS (R) semi-annual report LOGO]

               SPDR Lehman High Yield Bond ETF--PORTFOLIO SUMMARY

 TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 ---------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         HARRAH'S OPERATING  HCA, INC.          TEXAS COMPETITIVE   COMMUNITY HEALTH   CCH I LLC,
                      CO., INC.           9.25%, 11/15/2016  ELECTRIC HOLDINGS   SYSTEMS, INC.      11.00%, 10/01/2015
                      10.75%, 02/01/2016                     CO. LLC,            8.88%, 07/15/2015
                                                             10.25%, 11/01/2015
 ---------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $14,317,500         11,948,000         10,780,000          10,414,687         9,154,437

 ---------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   3.6%                3.0                2.7                 2.6                2.3
 ---------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Corporate Bonds & Notes              95.2%
Short Term Investments                1.7
Other Assets & Liabilities            3.1
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

                        [streetTRACKS Logo/annual report]

SPDR DB International Government Inflation-Protected Bond ETF--PORTFOLIO SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 2008

 ---------------------------------------------------------------------------------------------------------------------

  DESCRIPTION         KINGDOM OF SWEDEN,  UNITED KINGDOM     STATE OF ISRAEL,   REPUBLIC OF FRANCE,  UNITED KINGDOM
                      4.00%, 12/01/2020   TREASURY BOND,     5.00%, 04/30/2015  3.00%, 07/25/2012    TREASURY BOND,
                                          2.50%, 08/16/2013                                          2.50%, 07/26/2016
 ---------------------------------------------------------------------------------------------------------------------
    MARKET VALUE      $9,790,850          8,650,743          6,637,779          6,458,825            6,071,548

 ---------------------------------------------------------------------------------------------------------------------
    % OF NET ASSETS   4.7%                4.2                3.2                3.1                  2.9
 ---------------------------------------------------------------------------------------------------------------------




   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular issue.)

 ASSET ALLOCATION AS OF JUNE 30, 2008*


 -------------------------------------------
                                 PERCENT OF
                                 NET ASSETS
 -------------------------------------------
Foreign Government Obligations       98.4%
Short Term Investments                0.7
Other Assets & Liabilities            0.9
 -------------------------------------------
TOTAL                               100.0%
 -------------------------------------------



  * The Fund's asset allocation is expressed as a percentage of net assets and may change over time.

SPDR LEHMAN 1-3 MONTH T-BILL ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                 PRINCIPAL
SECURITY DESCRIPTION              AMOUNT          VALUE
--------------------             ---------        -----
U.S. TREASURY OBLIGATIONS -- 99.9%
Treasury Bills*
  1.28%, 07/03/2008.........   $ 30,357,000   $ 30,355,525
  1.31%, 07/10/2008 (a).....     29,656,000     29,647,771
  1.31%, 07/24/2008.........     28,946,000     28,917,520
  1.33%, 07/17/2008 (a).....     28,242,000     28,224,301
  1.36%, 07/31/2008 (a).....     28,946,000     28,904,149
  1.68%, 09/11/2008.........      1,162,000      1,158,107
  1.72%, 09/25/2008.........      1,111,000      1,106,448
  1.74%, 09/04/2008.........      1,162,000      1,158,360
  1.79%, 09/18/2008.........      1,136,000      1,131,549
  1.84%, 08/28/2008 (a).....     34,371,000     34,274,924
  1.86%, 08/07/2008 (a).....     31,443,000     31,388,063
  1.84%, 08/14/2008 (a).....     33,641,000     33,569,869
  1.84%, 08/21/2008.........     34,371,000     34,286,275
                                              ------------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $284,114,820).......                   284,122,861
                                              ------------

                                  SHARES
                                  ------
SHORT TERM INVESTMENTS -- 25.9%
MONEY MARKET FUND -- 25.9%
State Street Institutional
  Liquid Reserves Fund 2.50%
  (b)(c)
  (Cost $327,088)...........        327,088        327,088
State Street Navigator
  Securities Lending
  Prime Portfolio (c)(d)
  (Cost $73,495,181)........     73,495,181     73,495,181
                                              ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $73,822,269)........                    73,822,269
                                              ------------
TOTAL INVESTMENTS -- 125.8%
  (Cost $357,937,089).......                   357,945,130
OTHER ASSETS AND
  LIABILITIES -- (25.8)%....                   (73,510,021)
                                              ------------
NET ASSETS -- 100.0%........                  $284,435,109
                                              ============




 *  Rate shown is the discount rate at time of purchase, not a coupon rate.
(a) Security, or portion thereof, was on loan at June 30, 2008.
(b) Rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Investments of cash collateral for securities loaned.




See accompanying notes to financial statements.

SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------              ---------       -----
MUNICIPAL BONDS AND NOTES -- 94.6%
ALASKA -- 0.9%
Alaska State General
  Obligation, Series A (FSA)
  5.25%, 08/01/2010...........   $1,000,000   $  1,050,130
                                              ------------
ARIZONA -- 1.5%
Arizona State Transportation
  Board, Excise Tax Revenue
  4.50%, 07/01/2009...........      755,000        774,471
Phoenix, AZ, Civic Improvement
  Corporation Wastewater
  System Revenue, Series B
  (MBIA)
  5.00%, 07/01/2012...........    1,000,000      1,060,060
                                              ------------
                                                 1,834,531
                                              ------------
CALIFORNIA -- 6.4%
California State Economic
  Recovery:
  Series A
  5.00%, 01/01/2011...........      500,000        523,125
  Series A (MBIA)
  5.00%, 07/01/2012...........    1,000,000      1,061,590
  Series B
  5.00%, 07/01/2023 (a).......    1,000,000      1,052,180
Los Angeles, CA, Public Works
  Financing Authority Revenue
  (FSA)
  5.00%, 10/01/2012...........    1,000,000      1,066,770
Los Angeles, CA, Unified
  School District, Series B
  4.00%, 07/01/2009...........    1,000,000      1,022,080
San Francisco, CA, City &
  County, Series 2008-R1
  5.00%, 06/15/2013...........    3,000,000      3,221,190
                                              ------------
                                                 7,946,935
                                              ------------
CONNECTICUT -- 1.9%
Connecticut State General
  Obligation, Series C (FGIC)
  5.00%, 04/01/2011...........    1,000,000      1,049,840
Connecticut State Special
  Obligation Rate Reduction,
  Series A
  5.00%, 06/30/2010...........    1,200,000      1,253,640
                                              ------------
                                                 2,303,480
                                              ------------
DELAWARE -- 0.6%
Delaware State General
  Obligation
  4.00%, 08/01/2011...........      750,000        771,435
                                              ------------
FLORIDA -- 4.4%
Florida State Board of
  Education
  5.00%, 06/01/2013...........    1,000,000      1,065,260
Orlando, FL, Utilities
  Commission System Revenue
  5.25%, 07/01/2009...........    3,000,000      3,100,050
Polk, FL, School District,
  Sales Tax Revenue (FSA)
  4.00%, 10/01/2009...........    1,215,000      1,238,656
                                              ------------
                                                 5,403,966
                                              ------------
GEORGIA -- 7.4%
Georgia State General
  Obligation:
  Series B
  5.00%, 07/01/2010...........    1,000,000      1,044,170
  Series C
  5.50%, 07/01/2010...........    2,590,000      2,729,368
  Series G
  5.00%, 10/01/2010...........    1,000,000      1,048,610
Georgia State Road & Tollway
  Authority Revenue, Series A
  5.00%, 06/01/2012...........    3,000,000      3,182,220
Private Colleges &
  Universities Authority
  Georgia Revenue, Series B
  5.00%, 09/01/2011...........    1,000,000      1,051,510
                                              ------------
                                                 9,055,878
                                              ------------
ILLINOIS -- 4.2%
Chicago, IL, Water Revenue
  (FSA)
  5.00%, 11/01/2011...........    3,000,000      3,161,280
Illinois State General
  Obligation, Series B
  5.00%, 01/01/2011...........      950,000        992,075
  5.00%, 03/01/2013...........    1,000,000      1,062,620
                                              ------------
                                                 5,215,975
                                              ------------
KANSAS -- 1.5%
Kansas State Department of
  Transportation Highway
  Revenue, Series A
  5.00%, 09/01/2011...........    1,710,000      1,808,633
                                              ------------
KENTUCKY -- 0.6%
Kentucky State Turnpike
  Authority, Economic
  Development Road Revenue
  (AMBAC)
  5.00%, 07/01/2011...........      750,000        788,258
                                              ------------
MARYLAND -- 1.5%
Maryland State General
  Obligation
  5.00%, 08/01/2012...........    1,750,000      1,868,107
                                              ------------
MASSACHUSETTS -- 1.7%
Massachusetts State General
  Obligation: (Pre-refunded)
  Series A
  5.25%, 01/01/2017...........    1,000,000      1,045,350
  Series C
  5.00%, 09/01/2010...........    1,000,000      1,045,360
                                              ------------
                                                 2,090,710
                                              ------------
MICHIGAN -- 3.7%
Michigan Municipal Bond
  Authority Revenue
  5.00%, 10/01/2011...........    1,630,000      1,719,650
  5.00%, 10/01/2012...........      500,000        532,160
Michigan State Building
  Authority Revenue, Series I
  5.00%, 10/15/2010...........    2,155,000      2,255,660
                                              ------------
                                                 4,507,470
                                              ------------
MINNESOTA -- 0.8%
Minnesota State General
  Obligation
  5.00%, 08/01/2010...........    1,000,000      1,046,360
                                              ------------


See accompanying notes to financial statements.

SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------              ---------       -----
MISSOURI -- 0.6%
Missouri State Highways &
  Transportation Commission,
  State Road Revenue, Series A
  5.00%, 05/01/2010...........   $  750,000   $    780,810
                                              ------------
NEBRASKA -- 1.1%
Nebraska Public Power District
  Revenue, Series B (FSA)
  5.00%, 01/01/2012...........    1,250,000      1,320,863
                                              ------------
NEVADA -- 5.0%
Clark County, NV, Highway
  Improvement Revenue (AMBAC)
  5.00%, 07/01/2012...........    4,300,000      4,540,155
Las Vegas Valley, NV, Water
  District, Series B
  5.00%, 06/01/2011...........    1,500,000      1,576,140
                                              ------------
                                                 6,116,295
                                              ------------
NEW JERSEY -- 2.4%
Essex County, NJ, Series A
  (FSA)
  5.00%, 06/01/2010...........    2,225,000      2,317,115
New Jersey State
  Transportation Trust Fund
  Authority (Escrow to
  Maturity) Series C
  5.00%, 06/15/2009...........      600,000        618,462
                                              ------------
                                                 2,935,577
                                              ------------
NEW MEXICO -- 4.2%
Albuquerque, NM, General
  Obligation, Series A (AMBAC)
  4.00%, 07/01/2009...........    2,000,000      2,040,780
New Mexico State General
  Obligation
  5.00%, 03/01/2012...........    3,000,000      3,174,390
                                              ------------
                                                 5,215,170
                                              ------------
NEW YORK -- 9.9%
New York State General
  Obligation, Series C
  4.00%, 04/15/2012...........    1,000,000      1,024,670
New York State Thruway
  Authority General Revenue:
  (Escrow to Maturity) Series
  A (MBIA)
  5.25%, 04/01/2010...........    2,000,000      2,092,180
  Series F (AMBAC)
  5.25%, 01/01/2012...........    1,000,000      1,061,490
  Series H (MBIA)
  4.00%, 01/01/2012...........    1,000,000      1,022,260
New York State Thruway
  Authority, Service Contract
  Revenue
  3.00%, 04/01/2012...........    1,000,000        976,970
New York State Urban
  Development Corporation
  Revenue
  4.00%, 03/15/2011...........      550,000        563,712
  5.00%, 01/01/2010...........    1,275,000      1,318,235
New York, NY, City
  Transitional Finance
  Authority (Escrow to
  Maturity) Series A-1
  5.00%, 11/01/2009...........    2,000,000      2,070,420
New York, NY, General
  Obligation: Series B
  5.25%, 08/01/2011...........    1,000,000      1,055,700
  Series I-1
  4.00%, 02/01/2013...........    1,040,000      1,055,631
                                              ------------
                                                12,241,268
                                              ------------
NORTH CAROLINA -- 2.6%
Mecklenburg County, NC, Series
  C
  5.00%, 02/01/2012...........    1,000,000      1,060,370
North Carolina State General
  Obligation, Series A
  5.00%, 03/01/2011...........    1,000,000      1,051,010
Wake County, NC, General
  Obligation
  5.00%, 03/01/2012...........    1,000,000      1,062,750
                                              ------------
                                                 3,174,130
                                              ------------
OHIO -- 5.1%
Columbus, OH, General
  Obligation, Series D
  5.00%, 12/15/2009...........    2,000,000      2,073,360
Ohio State General Obligation
  5.00%, 05/01/2011...........    2,000,000      2,101,480
Series A
  5.00%, 06/15/2010...........    1,000,000      1,040,290
Ohio State Water Development
  Authority, Water
  Quality -- Loan Fund
  5.00%, 12/01/2011...........    1,000,000      1,061,360
                                              ------------
                                                 6,276,490
                                              ------------
OREGON -- 3.4%
Portland, OR, Sewer System
  Revenue, Series A (FSA)
  5.00%, 06/15/2012...........    4,000,000      4,249,840
                                              ------------
PENNSYLVANIA -- 3.4%
Pennsylvania State General
  Obligation
  5.00%, 05/15/2013...........    3,000,000      3,205,170
Pennsylvania State General
  Obligation (MBIA)
  5.25%, 02/01/2010...........    1,000,000      1,039,110
                                              ------------
                                                 4,244,280
                                              ------------
SOUTH CAROLINA -- 3.0%
South Carolina State Public
  Service Authority Revenue:
  Series B (MBIA)
  5.00%, 01/01/2011...........    2,515,000      2,624,553
  Series D (FSA)
  5.00%, 01/01/2010...........    1,050,000      1,085,291
                                              ------------
                                                 3,709,844
                                              ------------
TENNESSEE -- 1.6%
Tennessee State School Bond
  Authority (MBIA)
  5.00%, 05/01/2013...........    1,900,000      2,024,621
                                              ------------
TEXAS -- 5.6%
Austin, TX, General Obligation
  5.00%, 09/01/2009...........    1,000,000      1,032,360
Austin,TX, Electric Utility
  System Revenue, Series A
  (AMBAC)
  5.00%, 11/15/2010...........    1,000,000      1,045,790


See accompanying notes to financial statements.

SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------              ---------       -----
Dallas, TX, General Obligation
  5.00%, 02/15/2011...........   $  710,000   $    743,448
North East Independent School
  District Texas, Series A
  (PSF-GTD)
  2.36%*, 08/01/2009..........    1,300,000      1,269,437
Texas State General Obligation
  5.00%, 10/01/2012...........      625,000        664,688
University of Texas, Series D
  5.00%, 08/15/2010...........    2,000,000      2,091,860
                                              ------------
                                                 6,847,583
                                              ------------
UTAH -- 1.3%
Salt Lake City, UT, General
  Obligation
  5.00%, 06/15/2013...........    1,500,000      1,609,170
                                              ------------
VIRGINIA -- 4.5%
Loudoun County, VA, General
  Obligation
  5.00%, 06/01/2012...........    1,000,000      1,065,270
Virginia State General
  Obligation, Series A
  5.00%, 06/01/2012...........    1,000,000      1,065,270
Virginia State Public Building
  Authority, Building Revenue
  Bonds, Series A
  5.00%, 08/01/2010...........    1,000,000      1,045,530
Virginia State Public School
  Authority
  5.25%, 08/01/2011...........    1,000,000      1,062,630
Virginia State Resources
  Authority Clean Water
  Revenue
  4.50%, 10/01/2011...........    1,200,000      1,252,560
                                              ------------
                                                 5,491,260
                                              ------------
WASHINGTON -- 3.8%
Energy Northwest Washington
  Electricity Revenue, Series
  A
  5.00%, 07/01/2012...........    1,000,000      1,055,850
Port of Seattle, WA, Revenue,
  Series A (FSA)
  5.00%, 03/01/2010...........    1,000,000      1,036,250
Washington State General
  Obligation, Series D (FSA)
  4.50%, 01/01/2012...........    2,450,000      2,552,042
                                              ------------
                                                 4,644,142
                                              ------------


                                   SHARES
                                   ------
TOTAL MUNICIPAL BONDS AND NOTES --
  (Cost $117,528,555).........                $116,573,211
                                              ------------
SHORT TERM INVESTMENTS -- 4.9%
MONEY MARKET FUND -- 4.9%
State Street Institutional Tax
  Free Money Market Fund 2.20%
  (b)
  (Cost $6,086,569)...........    6,086,569      6,086,569
                                              ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $123,615,124).........                 122,659,780
OTHER ASSETS AND
  LIABILITIES -- 0.5%.........                     564,758
                                              ------------
NET ASSETS -- 100.0%..........                $123,224,538
                                              ============




 *  Zero Coupon Bond -- Rate shown represents current yield to maturity.
(a) Variable-rate security. Rate shown is as of June 30, 2008.
(b) State Street Institutional Tax Free Money Market Fund, an affiliated Fund, is managed by SSgA Funds Management, Inc. The rate shown is the annualized seven-day yield at period end.
Escrow to Maturity = Bonds bearing this description are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.
Pre-refunded = Bonds which are pre-refunded are collateralized usually by U.S.
     treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

                                      AS A % OF
                                        TOTAL
INSURANCE COVERAGE                   NET ASSETS
------------------                   ----------
Ambac Financial Group (AMBAC)......      7.7%
Financial Guaranty Insurance
  Company (FGIC)...................      0.9%
Financial Security Assurance, Inc.
  (FSA)............................     15.5%
Municipal Bond Investors Assurance
  Corp. (MBIA).....................      8.9%
Permanent School Fund Guaranteed
  (PSF-GTD)........................      1.0%





See accompanying notes to financial statements.

SPDR LEHMAN INTERMEDIATE TERM TREASURY ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008

--------------------------------------------------------------------------------



                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT       VALUE
--------------------             ---------      -----
U.S. TREASURY OBLIGATIONS -- 98.8%
Treasury Bonds
  7.25%, 05/15/2016 (a)........   $402,000   $   493,974
  7.50%, 11/15/2016 (a)........    386,000       482,145
  8.75%, 05/15/2017 (a)........    316,000       425,788
  8.88%, 08/15/2017 (a)........    205,000       279,194
  9.13%, 05/15/2018............    125,000       175,432
  9.25%, 02/15/2016 (a)........    104,000       141,594
  9.88%, 11/15/2015 (a)........    111,000       154,623
  10.63%, 08/15/2015...........     68,000        97,338
  11.25%, 02/15/2015...........    211,000       305,391
  11.75%, 11/15/2014...........     92,000       103,318
  12.00%, 08/15/2013 (a).......    220,000       222,728
  12.50%, 08/15/2014...........     83,000        92,051
  13.25%, 05/15/2014 (a).......     84,000        91,680
Treasury Notes
  1.75%, 03/31/2010 (a)........    599,000       591,255
  2.00%, 02/28/2010 (a)........    633,000       628,379
  2.13%, 01/31/2010............    576,000       573,120
  2.13%, 04/30/2010 (a)........    605,000       600,505
  2.50%, 03/31/2013 (a)........    414,000       399,452
  2.63%, 05/31/2010 (a)........    700,000       700,490
  2.75%, 02/28/2013 (a)........    397,000       387,635
  2.88%, 06/30/2010............    700,000       703,254
  2.88%, 01/31/2013 (a)........    335,000       329,245
  3.13%, 11/30/2009 (a)........    490,000       495,052
  3.13%, 04/30/2013............    439,000       435,238
  3.25%, 12/31/2009 (a)........    529,000       535,427
  3.38%, 09/15/2009 (a)........    361,000       365,639
  3.38%, 10/15/2009 (a)........    345,000       349,637
  3.38%, 11/30/2012............    347,000       348,544
  3.38%, 06/30/2013............    250,000       250,371
  3.50%, 08/15/2009 (a)........    294,000       297,754
  3.50%, 11/15/2009 (a)........    357,000       362,605
  3.50%, 12/15/2009 (a)........    355,000       360,712
  3.50%, 02/15/2010............    338,000       343,729
  3.50%, 05/31/2013 (a)........    450,000       453,254
  3.50%, 02/15/2018 (a)........    594,000       571,612
  3.63%, 07/15/2009 (a)........    284,000       287,828
  3.63%, 10/31/2009............    485,000       493,182
  3.63%, 01/15/2010 (a)........    327,000       333,170
  3.63%, 06/15/2010 (a)........    331,000       337,617
  3.63%, 12/31/2012 (a)........    307,000       311,642
  3.63%, 05/15/2013............    437,000       443,367
  3.88%, 05/15/2010 (a)........    362,000       370,865
  3.88%, 07/15/2010 (a)........    315,000       322,951
  3.88%, 09/15/2010 (a)........    297,000       304,654
  3.88%, 10/31/2012 (a)........    312,000       319,968
  3.88%, 02/15/2013 (a)........    433,000       443,916
  3.88%, 05/15/2018 (a)........    400,000       396,500
  4.00%, 08/31/2009............    439,000       447,231
  4.00%, 09/30/2009 (a)........    434,000       442,780
  4.00%, 03/15/2010 (a)........    342,000       350,697
  4.00%, 04/15/2010 (a)........    325,000       333,323
  4.00%, 11/15/2012 (a)........    334,000       345,283
  4.00%, 02/15/2014 (a)........    636,000       656,085
  4.00%, 02/15/2015 (a)........    552,000       567,439
  4.13%, 08/15/2010 (a)........    297,000       306,097
  4.13%, 08/31/2012 (a)........    317,000       328,079
  4.13%, 05/15/2015 (a)........    536,000       553,967
  4.25%, 10/15/2010............    252,000       260,810
  4.25%, 01/15/2011............    315,000       326,841
  4.25%, 09/30/2012............    317,000       329,975
  4.25%, 08/15/2013 (a)........    722,000       753,356
  4.25%, 11/15/2013 (a)........    685,000       715,160
  4.25%, 08/15/2014............    551,000       575,216
  4.25%, 11/15/2014 (a)........    552,000       575,913
  4.25%, 08/15/2015 (a)........    520,000       540,472
  4.25%, 11/15/2017 (a)........    509,000       519,796
  4.38%, 12/15/2010 (a)........    302,000       313,790
  4.38%, 08/15/2012 (a)........    307,000       321,601
  4.50%, 05/15/2010 (a)........    342,000       353,939
  4.50%, 11/15/2010 (a)........    311,000       323,760
  4.50%, 02/28/2011............    332,000       346,054
  4.50%, 09/30/2011............    334,000       349,107
  4.50%, 11/30/2011............    341,000       356,829
  4.50%, 03/31/2012 (a)........    315,000       330,038
  4.50%, 04/30/2012 (a)........    315,000       330,284
  4.50%, 11/15/2015............    495,000       521,453
  4.50%, 02/15/2016 (a)........    510,000       536,494
  4.50%, 05/15/2017 (a)........    509,000       530,179
  4.63%, 07/31/2009............    439,000       449,374
  4.63%, 11/15/2009 (a)........    401,000       413,359
  4.63%, 08/31/2011............    341,000       357,614
  4.63%, 10/31/2011 (a)........    339,000       355,872
  4.63%, 12/31/2011 (a)........    314,000       329,929
  4.63%, 02/29/2012 (a)........    308,000       323,994
  4.63%, 07/31/2012............    317,000       334,194
  4.63%, 11/15/2016 (a)........    485,000       511,525
  4.63%, 02/15/2017 (a)........    510,000       536,770
  4.75%, 02/15/2010............    389,000       402,965
  4.75%, 03/31/2011 (a)........    332,000       348,354
  4.75%, 01/31/2012 (a)........    294,000       310,299
  4.75%, 05/31/2012 (a)........    317,000       335,266
  4.75%, 05/15/2014 (a)........    592,000       634,529
  4.75%, 08/15/2017 (a)........    514,000       544,460
  4.88%, 08/15/2009 (a)........    510,000       523,785
  4.88%, 04/30/2011 (a)........    318,000       335,283
  4.88%, 05/31/2011 (a)........    344,000       363,061
  4.88%, 07/31/2011 (a)........    326,000       344,589
  4.88%, 02/15/2012 (a)........    493,000       522,955
  4.88%, 06/30/2012 (a)........    327,000       347,519
  4.88%, 08/15/2016 (a)........    525,000       562,732
  5.00%, 02/15/2011 (a)........    483,000       510,082
  5.00%, 08/15/2011............    569,000       604,358
  5.13%, 06/30/2011 (a)........    332,000       352,876
  5.13%, 05/15/2016 (a)........    510,000       556,257
  5.75%, 08/15/2010 (a)........    462,000       491,457
  6.00%, 08/15/2009 (a)........    504,000       523,706
  6.50%, 02/15/2010............    450,000       478,845
                                             -----------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $44,229,672)...........               43,761,882
                                             -----------





See accompanying notes to financial statements.

SPDR LEHMAN INTERMEDIATE TERM TREASURY ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------




SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
SHORT TERM INVESTMENTS -- 28.8%
MONEY MARKET FUND -- 28.8%
State Street Institutional
  Liquid
  Reserves Fund 2.50% (b) (c)
  (Cost $89,760)..............      89,760   $     89,760
State Street Navigator
  Securities Lending Prime
  Portfolio (c) (d)
  (Cost $12,637,933)..........  12,637,933     12,637,933
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $12,727,693)..........                 12,727,693
                                             ------------
TOTAL INVESTMENTS -- 127.6%
  (Cost $56,957,365)..........                 56,489,575
OTHER ASSETS AND
  LIABILITIES -- (27.6)%......                (12,228,247)
                                             ------------
NET ASSETS -- 100.0%..........               $ 44,261,328
                                             ============




(a) Security, or portion thereof, was on loan at June 30, 2008.
(b) The rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Investments of cash collateral for securities loaned.


See accompanying notes to financial statements.

SPDR LEHMAN LONG TERM TREASURY ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008

--------------------------------------------------------------------------------



                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT        VALUE
--------------------              ---------      -----
U.S. TREASURY OBLIGATIONS -- 98.4%
Treasury Bonds
  4.38%, 02/15/2038 (a).......   $  362,000   $   352,722
  4.50%, 02/15/2036...........      524,000       520,238
  4.75%, 02/15/2037 (a).......      320,000       330,547
  5.00%, 05/15/2037 (a).......      318,000       341,936
  5.25%, 11/15/2028 (a).......      215,000       233,168
  5.25%, 02/15/2029 (a).......      209,000       226,675
  5.38%, 02/15/2031 (a).......      341,000       378,909
  5.50%, 08/15/2028 (a).......      229,000       255,601
  6.00%, 02/15/2026 (a).......      248,000       290,398
  6.13%, 11/15/2027 (a).......      415,000       496,203
  6.13%, 08/15/2029 (a).......      208,000       250,852
  6.25%, 08/15/2023 (a).......      440,000       523,213
  6.25%, 05/15/2030...........      332,000       408,639
  6.38%, 08/15/2027...........      171,000       209,463
  6.50%, 11/15/2026...........      212,000       262,053
  6.63%, 02/15/2027 (a).......      183,000       229,347
  6.75%, 08/15/2026 (a).......      158,000       199,992
  6.88%, 08/15/2025 (a).......      212,000       270,243
  7.13%, 02/15/2023 (a).......      297,000       380,121
  7.25%, 08/15/2022 (a).......      191,000       246,019
  7.50%, 11/15/2024...........      177,000       238,046
  7.63%, 11/15/2022...........      133,000       177,023
  7.63%, 02/15/2025...........      177,000       240,971
  7.88%, 02/15/2021...........      184,000       245,252
  8.00%, 11/15/2021...........      589,000       798,619
  8.13%, 08/15/2019 (a).......      367,000       490,495
  8.13%, 05/15/2021...........      193,000       262,800
  8.13%, 08/15/2021 (a).......      169,000       230,719
  8.50%, 02/15/2020 (a).......      182,000       250,898
  8.75%, 05/15/2020 (a).......      118,000       165,933
  8.75%, 08/15/2020 (a).......      339,000       477,661
  8.88%, 02/15/2019...........      236,000       329,045
  9.00%, 11/15/2018...........      139,000       194,800
                                              -----------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $10,408,376)..........                 10,508,601
                                              -----------


                                   SHARES
                                   ------
SHORT TERM INVESTMENTS -- 28.2%
MONEY MARKET FUNDS -- 28.2%
State Street Institutional
  Liquid
  Reserves Fund 2.50% (b) (c)
  (Cost $331).................          331   $       331
State Street Navigator
  Securities Lending Prime
  Portfolio (c) (d)
  (Cost $3,014,608)...........    3,014,608     3,014,608
                                              -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $3,014,939)...........                  3,014,939
                                              -----------
TOTAL INVESTMENTS -- 126.6%
  (Cost $13,423,315)..........                 13,523,540
OTHER ASSETS AND
  LIABILITIES -- (26.6)%......                 (2,845,367)
                                              -----------
NET ASSETS -- 100.0%..........                $10,678,173
                                              ===========




(a) Security, or portion thereof, was on loan at June 30, 2008.
(b) The rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Investments of cash collateral for securities loaned.


See accompanying notes to financial statements.

SPDR BARCLAYS CAPITAL TIPS ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                 PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------             ---------        -----
U.S. TREASURY OBLIGATIONS -- 99.1%
Treasury Inflation Protected Indexed Bonds
  0.63%, 04/15/2013 (a)......   $ 1,609,582   $  1,604,109
  1.75%, 01/15/2028 (b)......     1,656,756      1,571,317
  2.00%, 01/15/2026 (b)......     3,904,361      3,856,181
  2.38%, 01/15/2025 (b)......     5,772,403      6,039,088
  2.38%, 01/15/2027 (b)......     3,166,364      3,303,309
  3.38%, 04/15/2032..........     1,105,967      1,384,959
  3.63%, 04/15/2028 (b)......     4,035,579      5,014,207
  3.88%, 04/15/2029 (b)......     4,656,366      6,023,242
Treasury Inflation Protected Indexed Notes
  0.88%, 04/15/2010 (b)......     5,731,005      5,832,157
  1.63%, 01/15/2015..........     3,849,134      3,973,731
  1.63%, 01/15/2018 (b)......     3,044,903      3,094,992
  1.88%, 07/15/2013 (b)......     4,236,772      4,480,260
  1.88%, 07/15/2015 (b)......     3,397,654      3,555,543
  2.00%, 04/15/2012 (b)......     3,308,683      3,491,058
  2.00%, 01/15/2014..........     4,414,757      4,686,309
  2.00%, 07/15/2014..........     3,921,952      4,164,996
  2.00%, 01/15/2016 (b)......     3,329,745      3,506,454
  2.38%, 04/15/2011 (b)......     3,942,054      4,175,936
  2.38%, 01/15/2017..........     3,327,185      3,600,546
  2.50%, 07/15/2016 (b)......     3,837,180      4,192,963
  2.63%, 07/15/2017..........     2,618,730      2,891,157
  3.00%, 07/15/2012 (b)......     4,969,328      5,459,254
  3.38%, 01/15/2012 (b)......     1,308,776      1,445,256
  3.50%, 01/15/2011..........     2,449,589      2,666,378
  4.25%, 01/15/2010 (b)......     2,604,244      2,793,208
                                              ------------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $91,706,511).........                   92,806,610
                                              ------------

                                   SHARES
                                   ------
SHORT TERM INVESTMENTS -- 28.5%
MONEY MARKET FUNDS -- 28.5%
State Street Institutional
  Liquid Reserves Fund 2.50%,
  (c) (d) (Cost $12,260).....        12,260         12,260
State Street Navigator
  Securities Lending Prime
  Portfolio (d) (e) (Cost
  $26,647,080)...............    26,647,080     26,647,080
                                              ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $26,659,340).........                   26,659,340
                                              ------------
TOTAL INVESTMENTS -- 127.6%
  (Cost $118,365,851)........                  119,465,950
OTHER ASSETS AND
  LIABILITIES -- (27.6)%.....                  (25,863,597)
                                              ------------
NET ASSETS -- 100.0%.........                 $ 93,602,353
                                              ============




(a) Variable-rate security. Rate shown is as of June 30, 2008.
(b) Security, or portion thereof, was on loan at June 30, 2008.
(c) The rate shown is the annualized seven day yield at period end.
(d) Affiliated Fund managed by SSgA Funds Management, Inc.
(e) Investments of cash collateral for securities loaned.


See accompanying notes to financial statements.

SPDR LEHMAN CALIFORNIA MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------


                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT        VALUE
--------------------              ---------      -----
MUNICIPAL BONDS AND NOTES -- 98.3%
CALIFORNIA -- 97.1%
Azusa, CA, Public Financing
  Authority Revenue (FSA)
  5.00% , 07/01/2039..........   $  800,000   $   802,192
Bakersfield, CA, Wastewater
  Revenue, Series A (FSA)
  5.00% , 09/15/2032..........      500,000       508,075
California Infrastructure &
  Economic Development Bank
  Revenue, Lien A, Pre-
  refunded (AMBAC)
  5.00% , 07/01/2036..........      175,000       184,410
California State Department of
  Water Resources & Power
  Supply Revenue, Series A
  (AMBAC)
  5.50% , 05/01/2013..........    1,000,000     1,075,670
California State Economic
  Recovery, Series A (MBIA)
  5.00% , 07/01/2015..........    1,000,000     1,068,210
California State Public Works
  Board, Lease Revenue, Series
  D
  5.00% , 05/01/2025..........      500,000       508,935
California State University
  Revenue, Series A (AMBAC)
  5.00% , 11/01/2025..........      500,000       508,935
California State University
  Revenue, Series A (FSA)
  5.00% , 11/01/2037..........      220,000       221,703
Chabot-Las Positas Community
  College District (AMBAC)
  5.16%* , 08/01/2024.........    1,400,000       599,998
Coast Community College
  District, CA, Series B (FSA)
  5.00% , 08/01/2023..........      800,000       830,104
Contra Costa County, CA,
  Public Financing Lease
  Revenue, Series B (MBIA)
  5.00% , 06/01/2017..........      315,000       331,884
Desert Community College
  District, CA, Series C (FSA)
  5.00% , 08/01/2037..........      300,000       303,480
Los Angeles, CA, Metro
  Transportation Authority,
  Sales Tax Revenue, Series A
  (FSA)
  5.00% , 07/01/2013..........      705,000       757,085
Los Angeles, CA, Unified
  School District, Series B
  (AMBAC)
  5.00% , 07/01/2022..........      500,000       518,700
Los Angeles, CA, Water & Power
  Revenue, Series A-1 (AMBAC)
  5.00% , 07/01/2023..........      900,000       933,660
North Orange County, CA,
  Community College District
  (MBIA)
  5.00% , 08/01/2015..........    1,000,000     1,074,470
Port of Oakland, CA, Revenue,
  Series B (MBIA)
  5.00% , 11/01/2026..........      600,000       607,098
San Diego, CA, Community
  College District (FSA)
  5.00% , 08/01/2032..........    1,000,000     1,016,010
San Francisco, CA, Bay Area
  Rapid Transit District,
  (Pre-refunded) Series B
  5.00% , 08/01/2022..........      500,000       526,445
San Francisco, CA, Bay Area
  Toll Authority Toll Bridge
  Revenue, Series F
  5.00% , 04/01/2025..........      800,000       826,384
San Francisco, CA, Community
  College District, Series B
  (AMBAC)
  5.25% , 06/15/2012..........      800,000       853,040
San Francisco, CA, City &
  County Public Utilities
  Commission Water Revenue,
  Series A (FSA)
  4.50% , 11/01/2031..........      500,000       460,870
San Jose, CA, Redevelopment
  Agency Tax Allocation,
  Project A (MBIA)
  5.25% , 08/01/2013..........      500,000       531,280
San Mateo County, CA,
  Community College District,
  Series B
  5.00% , 09/01/2031..........      315,000       320,043
Santa Clara Valley
  Transportation Authority,
  Sales Tax Revenue, Series A
  (AMBAC)
  5.00% , 04/01/2036..........      500,000       502,425
University of California,
  Revenue, Series A (AMBAC)
  5.13% , 05/15/2018..........      500,000       525,985
Vista, CA, Certificates of
  Participation, Community
  Projects (MBIA)
  5.00% , 05/01/2031..........      500,000       495,265
                                              -----------
                                               16,892,356
                                              -----------
PUERTO RICO -- 1.2%
Puerto Rico Commonwealth
  Infrastructure Financing
  Authority, Series A (AMBAC)
  5.69%*, 07/01/2029..........      655,000       201,832
                                              -----------
TOTAL MUNICIPAL BONDS AND
  NOTES --
  (Cost $17,316,726)..........                 17,094,188
                                              -----------

                                   SHARES
                                   ------

SHORT TERM INVESTMENTS -- 0.2%
MONEY MARKET FUND -- 0.2%
State Street Institutional Tax
  Free Money Market Fund 2.20%
  (a)
  (Cost $43,702)..............       43,702        43,702
                                              -----------
TOTAL INVESTMENTS -- 98.5%
  (Cost $17,360,428)..........                 17,137,890
OTHER ASSETS AND
  LIABILITIES -- 1.5%.........                    254,284
                                              -----------
NET ASSETS -- 100.0%..........                $17,392,174
                                              ===========




 *  Zero-coupon bond -- Rate shown represents current yield to maturity.
(a) State Street Institutional Tax Free Money Market Fund, an affiliated Fund, is managed by SSgA Funds Management, Inc. The rate shown is the annualized seven-day yield at period end.
Pre-refunded = Bonds which are pre-refunded are collateralized usually by U.S.
     treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

                                   AS A % OF TOTAL
INSURANCE COVERAGE                    NET ASSETS
------------------                 ---------------
Ambac Financial Group (AMBAC)....       33.95%
Financial Security Assurance,
  Inc. (FSA).....................       28.17%
Municipal Bond Investors
  Assurance Corp. (MBIA).........       23.62%




See accompanying notes to financial statements.

SPDR LEHMAN NEW YORK MUNCIPAL BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008

--------------------------------------------------------------------------------



                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT        VALUE
--------------------              ---------      -----
MUNICIPAL BONDS AND NOTES -- 96.8%
NEW YORK -- 86.8%
Battery Park, NY, City
  Authority Revenue, Series A
  5.25%, 11/01/2021...........   $  100,000   $   106,235
Erie County, NY, Industrial
  Development Agency, Series A
  (FSA)
  5.75%, 05/01/2024...........      500,000       546,990
Liberty, NY, Development
  Corporation Revenue
  5.25%, 10/01/2035...........      500,000       507,240
Long Island Power Authority,
  NY, Electric System Revenue,
  Series F (MBIA)
  5.00%, 05/01/2018...........      500,000       520,700
Metropolitan Transportation
  Authority, Series B (MBIA)
  5.00%, 11/15/2025...........      500,000       511,990
New York State Dorm Authority
  Revenue, Series C
  5.00%, 12/15/2020...........      500,000       527,105
New York State Environmental
  Facscorp, Series A
  4.50%, 06/15/2036...........      885,000       839,139
New York State General
  Obligation
  5.00%, 04/15/2015...........    1,000,000     1,077,300
New York State Thruway
  Authority, General Revenue:
  Series B
  5.00%, 04/01/2027...........      300,000       308,250
  Series H (FGIC)
  5.00%, 01/01/2032...........      500,000       506,030
New York State Urban
  Development Corporation
  Revenue:
  Series A-1 (AMBAC)
  5.00%, 12/15/2022...........      520,000       542,984
  Series A-1
  5.00%, 12/15/2027...........      250,000       257,975
New York, NY, General
  Obligation, Series G
  5.00%, 08/01/2025...........      385,000       391,788
New York, NY, General
  Obligation, (Pre-refunded)
  Series J
  5.50%, 06/01/2020...........    1,000,000     1,095,160
New York, NY, Industrial
  Development Agency Revenue,
  Yankee Stadium -- Pilot
  (MBIA)
  5.00%, 03/01/2011...........      500,000       521,855
New York, NY, Municipal
  Finance Authority, Water and
  Sewer System Revenue
  5.00%, 06/15/2037...........      500,000       504,655
New York, NY, Transitional
  Finance Authority (Escrow to
  Maturity)
  5.00%, 11/01/2009...........      450,000       465,844
Port Authority of New York &
  New Jersey, Revenue
  5.00%, 12/01/2029...........      500,000       509,705
Sales Tax Asset Receivables
  Corporation, NY, Series A
  (MBIA)
  5.00%, 10/15/2020...........      500,000       523,830
Triborough Bridge & Tunnel
  Authority, NY, Revenue
  5.00%, 11/15/2037...........      500,000       506,970
Westchester County, NY,
  General Obligation, Series A
  3.75%, 11/15/2012...........      500,000       509,880
                                              -----------
                                               11,281,625
                                              -----------
PUERTO RICO -- 10.0%
Puerto Rico Commonwealth,
  General Obligation, Series A
  (MBIA)
  5.50%, 07/01/2019...........      725,000       766,057
Puerto Rico Electric Power
  Authority Revenue, Series UU
  (FSA)
  5.00%, 07/01/2016...........      500,000       530,760
                                              -----------
                                                1,296,817
                                              -----------
TOTAL MUNICIPAL BONDS AND
  NOTES --
  (Cost $12,803,682)..........                 12,578,442
                                              -----------

                                   SHARES
                                   ------

SHORT TERM INVESTMENTS -- 2.2%
MONEY MARKET FUND -- 2.2%
State Street Institutional Tax
  Free Money Market Fund 2.20%
  (a)
  (Cost $283,700).............      283,700       283,700
                                              -----------
TOTAL INVESTMENTS -- 99.0%
  (Cost $13,087,382)..........                 12,862,142
OTHER ASSETS AND
  LIABILITIES -- 1.0%.........                    123,612
                                              -----------
NET ASSETS -- 100.0%..........                $12,985,754
                                              ===========




(a) State Street Institutional Tax Free Money Market Fund, an affiliated Fund, is managed by SSgA Funds Management, Inc. The rate shown is the annualized seven-day yield at period end.
Escrow to Maturity = Bonds bearing this description are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.
Pre-refunded = Bonds which are pre-refunded are collateralized usually by U.S.
     treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

                                   AS A % OF TOTAL
INSURANCE COVERAGE                    NET ASSETS
------------------                 ---------------

Ambac Financial Group (AMBAC)....         4.2%
Financial Guaranty Insurance Co.
  (FGIC).........................         3.9%
Financial Security Assurance,
  Inc. (FSA).....................         8.3%
Municipal Bond Investors
  Assurance Corp. (MBIA).........        21.9%




See accompanying notes to financial statements.

SPDR LEHMAN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2007

--------------------------------------------------------------------------------



                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------              ---------       -----
MUNICIPAL BONDS AND NOTES -- 98.6%
ALABAMA -- 1.8%
Alabama Public School &
  College Authority
  5.00%, 12/01/2023...........   $1,500,000   $  1,554,630
Auburn University, AL, General
  Fee Revenue (FSA)
  5.00%, 06/01/2038...........    2,200,000      2,215,642
Birmingham, AL, Capital
  Investment, Series A
  4.50%, 12/01/2027...........    1,000,000        941,140
                                              ------------
                                                 4,711,412
                                              ------------
ARIZONA -- 2.2%
Arizona State Transportation
  Board, Excise Tax Revenue
  5.00%, 07/01/2021...........    1,500,000      1,577,640
Phoenix, AZ, General
  Obligation, Series A
  5.00%, 07/01/2017...........    1,000,000      1,081,990
Pima County, AZ, Industrial
  Development Authority Lease
  Revenue
  5.00%, 09/01/2039...........    2,000,000      1,959,640
Salt River Project, AZ,
  Agricultural Improvement &
  Power District, Series A
  5.00%, 01/01/2016...........      500,000        541,185
  5.00%, 01/01/2022...........      500,000        526,650
                                              ------------
                                                 5,687,105
                                              ------------
CALIFORNIA -- 15.7%
Azusa, CA, Public Financing
  Authority Revenue (FSA)
  5.00%, 07/01/2039...........    1,200,000      1,203,288
Bay Area Toll Authority, CA,
  Toll Bridge Revenue, San
  Fransisco Bay Area, Series F
  5.00%, 04/01/2031...........    1,500,000      1,522,110
California State Economic
  Recovery, General
  Obligation, Series A
  5.00%, 01/01/2011...........    1,000,000      1,046,250
  5.00%, 07/01/2015...........      575,000        614,221
California State Public Works
  Board, Lease Revenue, Series
  D
  5.00%, 05/01/2025...........    1,000,000      1,017,870
California State University
  Revenue, Series A (FSA)
  4.50%, 11/01/2044...........    6,090,000      5,358,773
  5.00%, 11/01/2037...........    1,000,000      1,007,740
Golden Empire Schools
  Financing Authority,
  California Lease Revenue
  4.00%, 05/01/2010...........    4,000,000      4,051,240
Los Angeles County, CA, Public
  Work Financing Authority
  Lease Revenue, Series A
  (MBIA)
  5.00%, 12/01/2027...........      300,000        298,512
Los Angeles, CA, Unified
  School District: Series A
  5.00%, 07/01/2018...........      900,000        952,218
  Series A-1 (MBIA)
  5.00%, 07/01/2016...........    3,000,000      3,176,520
  Series B (FSA)
  4.75%, 07/01/2019...........    4,485,000      4,651,035
San Diego, CA, Community
  College District (FSA)
  5.00%, 05/01/2020...........    2,720,000      2,847,840
San Diego, CA, Unified School
  District, Series C-2 (FSA)
  5.50%, 07/01/2019...........    1,600,000      1,778,976
San Francisco, CA, Bay Area
  Rapid Transit District,
  Series B
  5.00%, 08/01/2022...........    1,500,000      1,579,335
San Francisco City & County
  Public Utilities Commission
  Water Revenue, Series A
  4.50%, 11/01/2031...........    1,000,000        921,740
San Jose Evergreen CA,
  Community College District,
  Series A (AMBAC)
  4.54%*, 09/01/2020..........    2,500,000      1,367,975
University of California:
  Series B
  4.75%, 05/15/2038...........    1,300,000      1,238,185
  Series J (FSA)
  4.50%, 05/15/2031...........    3,000,000      2,745,750
West Valley-Mission Community
  College District Election
  2004-A (FSA)
  5.00%, 08/01/2030...........    2,000,000      2,029,120
Yuba, CA, Community College
  District, Series B (AMBAC)
  4.75%, 08/01/2037...........    1,000,000        934,290
                                              ------------
                                                40,342,988
                                              ------------
COLORADO -- 2.0%
Douglas County, CO, School
  District, Series B (ST AID
  WITHHOLDING)
  5.00%, 12/15/2019...........    2,000,000      2,134,780
University of Colorado
  Enterprise System Revenue
  (FGIC)
  5.00%, 06/01/2023...........    3,000,000      3,075,600
                                              ------------
                                                 5,210,380
                                              ------------
CONNECTICUT -- 1.2%
Connecticut State General
  Obligation:
  Series A
  4.50%, 05/01/2026...........    1,000,000        986,670
  Series C (FGIC)
  5.00%, 04/01/2011...........    2,000,000      2,099,680
                                              ------------
                                                 3,086,350
                                              ------------
FLORIDA -- 2.0%
Florida State Board of
  Education, Series B
  5.25%, 06/01/2013...........    2,000,000      2,152,860
Florida State Board of Public
  Education, General
  Obligation
  5.00%, 06/01/2016...........      900,000        968,076


See accompanying notes to financial statements.

SPDR LEHMAN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2007

--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------              ---------       -----
Florida State Department of
  Environmental Protection
  Revenue, Series A
  5.00%, 07/01/2009...........   $1,000,000   $  1,027,490
Gainesville, FL, Utility
  System Revenue, (Pre-
  refunded) Series A (FSA)
  5.00%, 10/01/2035...........      900,000        976,086
                                              ------------
                                                 5,124,512
                                              ------------
GEORGIA -- 2.3%
Augusta, Georgia Water & Sewer
  Revenue (FSA)
  5.00%, 10/01/2014...........    1,085,000      1,172,994
Georgia State General
  Obligation:
  Series B
  5.00%, 04/01/2012...........    2,000,000      2,122,360
  Series D
  5.00%, 07/01/2009...........    1,000,000      1,032,200
Milledgeville -- Baldwin
  County, Georgia Development
  Authority, (Pre-refunded)
  5.50%, 09/01/2024...........    1,500,000      1,663,800
                                              ------------
                                                 5,991,354
                                              ------------
HAWAII -- 1.0%
Hawaii State General
  Obligation, Series DJ
  (AMBAC)
  5.00%, 04/01/2023...........      900,000        931,518
Honolulu Hawaii, City &
  County, General Obligation,
  Series A
  5.00%, 07/01/2029...........    1,500,000      1,536,015
                                              ------------
                                                 2,467,533
                                              ------------
ILLINOIS -- 5.9%
Chicago, IL, General
  Obligation:
  Series A
  5.00%, 01/01/2015...........      900,000        966,996
  Series B (FSA)
  5.00%, 01/01/2022...........    1,000,000      1,032,140
Chicago, IL, Metropolitan
  Water Reclamation District:
  Series A
  5.00%, 12/01/2020...........    1,000,000      1,067,740
  Series C
  5.25%, 12/01/2032...........    5,000,000      5,343,700
Chicago, IL, O'Hare
  International Airport
  Revenue, Series A
  5.00%, 01/01/2038...........    1,500,000      1,479,495
Chicago, IL, Water Revenue
  5.25%, 11/01/2038...........    2,500,000      2,537,650
Illinois State General
  Obligation, Series B
  5.00%, 03/01/2014...........    2,000,000      2,146,400
Southwestern, IL, Development
  Authority Revenue (FSA)
  4.68%*, 12/01/2021..........    1,125,000        585,450
                                              ------------
                                                15,159,571
                                              ------------
INDIANA -- 1.6%
Indiana Finance Authority,
  Highway Revenue, Series A
  (FGIC)
  4.50%, 12/01/2020...........    1,000,000      1,001,350
Indiana State Finance
  Authority, Series A-1
  5.00%, 11/01/2015...........    3,000,000      3,171,180
                                              ------------
                                                 4,172,530
                                              ------------
KANSAS -- 0.8%
Kansas State Department of
  Transportation Highway
  Revenue, Series A
  5.00%, 09/01/2011...........    2,000,000      2,115,360
                                              ------------
KENTUCKY -- 1.5%
Kentucky State Property &
  Buildings Commission
  5.00%, 08/01/2013...........    1,000,000      1,069,680
Kentucky State Turnpike
  Authority, Economic
  Development Road Revenue
  (AMBAC)
  5.00%, 07/01/2025...........    1,500,000      1,536,435
Kentucky State Turnpike
  Authority, Economic
  Recovery, Series B
  4.50%, 07/01/2023...........    1,285,000      1,257,565
                                              ------------
                                                 3,863,680
                                              ------------
MARYLAND -- 2.6%
Maryland State General
  Obligation
  5.00%, 08/01/2012...........    1,250,000      1,334,363
Maryland State, Department of
  Transportation
  5.00%, 02/15/2015...........    1,500,000      1,617,105
Montgomery, MD, General
  Obligation, Series A
  5.00%, 09/01/2015...........    3,530,000      3,802,763
                                              ------------
                                                 6,754,231
                                              ------------
MASSACHUSETTS -- 4.4%
Massachusetts Bay
  Transportation Authority,
  Massachusetts Sales Tax
  Revenue, Series A
  5.00%, 07/01/2021...........    1,000,000      1,062,980
Massachusetts School Building
  Authority:
  5.00%, 08/15/2026...........    3,000,000      3,082,980
  Series A
  5.00%, 08/15/2024...........    1,000,000      1,033,800
Massachusetts State General
  Obligation: Series A
  5.25%, 08/01/2019...........      900,000        986,337
  Series C (FSA)
  5.50%, 12/01/2022...........    2,500,000      2,805,325
Massachusetts State Water
  Pollution Abatement Trust
  5.25%, 08/01/2033...........    2,000,000      2,167,160
                                              ------------
                                                11,138,582
                                              ------------
MICHIGAN -- 0.7%
Michigan Municipal Bond
  Authority Revenue
  5.00%, 10/01/2022...........    1,700,000      1,778,149
                                              ------------


See accompanying notes to financial statements.

SPDR LEHMAN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2007

--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------              ---------       -----
MINNESOTA -- 1.6%
Minnesota State, General
  Obligation
  5.00%, 06/01/2015...........   $1,820,000   $  1,975,774
  5.00%, 06/01/2018...........    1,940,000      2,081,271
                                              ------------
                                                 4,057,045
                                              ------------
MISSISSIPPI -- 0.4%
Mississippi State, General
  Obligation
  5.00%, 12/01/2013...........    1,000,000      1,070,780
                                              ------------
MISSOURI -- 0.8%
Missouri State Regional
  Convention & Sports Complex
  Authority (AMBAC)
  5.25%, 08/15/2016...........    1,800,000      1,913,364
                                              ------------
MONTANA -- 0.9%
Montana State Department of
  Transportation Revenue
  (MBIA)
  5.00%, 06/01/2015...........    2,130,000      2,292,050
                                              ------------
NEBRASKA -- 2.0%
Omaha Public Power District,
  Series A
  5.00%, 02/01/2039...........    5,000,000      5,019,100
                                              ------------
NEVADA -- 6.9%
Clark County, NV, General
  Obligation (FSA)
  4.50%, 06/01/2018...........    1,475,000      1,515,474
  4.75%, 06/01/2025...........    1,735,000      1,752,020
Clark County, NV, Highway
  Improvement Revenue (AMBAC)
  5.00%, 07/01/2012...........    1,000,000      1,055,850
Clark County, NV, School
  District, General
  Obligation:
  Series A
  5.00%, 06/15/2014...........      900,000        967,923
  Series B
  4.50%, 06/15/2016...........    1,010,000      1,047,562
  Series D (MBIA)
  5.00%, 06/15/2017...........    5,815,000      6,135,813
Las Vegas, NV, Convention &
  Visitors Authority Revenue
  (AMBAC)
  5.00%, 07/01/2016...........    2,360,000      2,495,370
Las Vegas Valley, NV, Water
  District, General
  Obligation, Series B
  5.00%, 06/01/2015...........    1,500,000      1,614,120
Nevada State Highway
  Improvement Revenue (FSA)
  5.00%, 12/01/2017...........    1,000,000      1,076,710
                                              ------------
                                                17,660,842
                                              ------------
NEW JERSEY -- 2.6%
New Jersey State Educational
  Facilities Authority
  Revenue, Higher Education,
  Capital Improvement,
  Series A
  5.00%, 09/01/2018...........      735,000        778,931
New Jersey State
  Transportation Trust Fund
  Authority:
  (Escrow to Maturity) Series
  A (FGIC)
  5.25%, 06/15/2012...........    1,305,000      1,400,996
  Series C (FSA)
  5.72%*, 12/15/2029..........    2,585,000        857,703
New Jersey State Turnpike
  Authority, Series A (FSA)
  5.25%, 01/01/2027...........    1,000,000      1,080,370
New Jersey State, Montclair
  State University, Series J
  5.25%, 07/01/2020...........    2,420,000      2,596,103
                                              ------------
                                                 6,714,103
                                              ------------
NEW MEXICO -- 0.8%
New Mexico, Severance Tax
  Series A-1
  4.00%, 07/01/2014...........    2,000,000      2,028,040
                                              ------------
NEW YORK -- 11.7%
Erie County, NY, Industrial
  Development Agency, Series A
  (FSA)
  5.75%, 05/01/2019...........    1,500,000      1,707,570
Long Island Power Authority,
  NY, Electric System Revenue,
  Series F (MBIA)
  5.00%, 05/01/2018...........    1,500,000      1,562,100
New York Local Government
  Assistance Corp., Series A
  5.00%, 04/01/2020...........    3,000,000      3,190,110
New York, NY, City Municipal
  Water Finance Authority:
  Series A
  5.00%, 06/15/2038...........    1,000,000      1,008,590
  Series C
  4.75%, 06/15/2033...........    1,000,000        981,330
  5.00%, 06/15/2035...........    2,320,000      2,337,748
  Series D
  5.00%, 06/15/2038...........    1,000,000      1,006,970
  Series DD
  4.63%, 06/15/2031...........    1,030,000        991,200
New York, NY, City
  Transitional Finance
  Authority Revenue:
  Series B
  5.00%, 08/01/2021...........    2,725,000      2,811,083
  Sub Series C-1
  5.00%, 11/01/2020...........      900,000        951,480
  Sub Series D-1
  5.00%, 11/01/2013...........    1,500,000      1,610,685
New York, NY, General
  Obligation:
  Series B
  5.25%, 08/01/2015...........    2,000,000      2,144,780
  Series C-1
  5.00%, 10/01/2012...........    1,400,000      1,478,134
New York State Environmental
  Facscorp, Series A
  4.50%, 06/15/2036...........    1,500,000      1,422,270


See accompanying notes to financial statements.

SPDR LEHMAN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2007

--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------              ---------       -----
New York State Thruway
  Authority:
  Series A
  5.00%, 04/01/2021...........   $  500,000   $    526,775
  Series B (FSA)
  5.00%, 04/01/2014...........    2,000,000      2,154,780
  Series G (FSA)
  4.75%, 01/01/2030...........      920,000        923,799
New York State Urban
  Development Corp. Revenue:
  Series A-1 (AMBAC)
  5.00%, 12/15/2022...........    1,000,000      1,044,200
  Series B (AMBAC)
  3.63%, 03/15/2012...........      710,000        718,939
Port Authority of New York &
  New Jersey, Revenue
  5.00%, 12/01/2029...........    1,500,000      1,529,115
                                              ------------
                                                30,101,658
                                              ------------
NORTH CAROLINA -- 2.3%
North Carolina State, General
  Obligation, Series B
  5.00%, 04/01/2016...........    2,000,000      2,176,380
University of North Carolina,
  Chapel Hill
  5.00%, 12/01/2031...........    3,640,000      3,727,688
                                              ------------
                                                 5,904,068
                                              ------------
OHIO -- 2.1%
Columbus, OH, General
  Obligation, Series D
  5.00%, 12/15/2009...........    1,000,000      1,036,680
Hamilton County, OH, Sales Tax
  Revenue, Series A (AMBAC)
  5.00%, 12/01/2022...........      955,000        974,673
Ohio State General Obligation,
  Series A
  5.00%, 06/15/2010...........    2,170,000      2,257,429
University of Akron General
  Receipts, Series A (FSA)
  5.00%, 01/01/2033...........    1,000,000      1,012,060
                                              ------------
                                                 5,280,842
                                              ------------
OREGON -- 0.7%
Portland, OR, Sewer System
  Revenue, Series A (MBIA)
  5.00%, 06/01/2015...........    1,730,000      1,861,618
                                              ------------
PENNSYLVANIA -- 2.8%
Central Bucks School, PA,
  School District (ST AID
  WITHHOLDING)
  5.00%, 05/15/2023...........    2,500,000      2,618,875
Commonwealth Financing
  Authority Revenue, Series A
  (FSA)
  5.00%, 06/01/2025...........    1,925,000      1,988,390
Pennsylvania State General
  Obligation, Series A
  4.50%, 11/01/2021...........    1,390,000      1,399,411
  5.00%, 11/01/2013...........    1,000,000      1,072,280
                                              ------------
                                                 7,078,956
                                              ------------
RHODE ISLAND -- 1.2%
Rhode Island State &
  Providence Plantations,
  Conservation Capital
  Development, Series E
  4.70%, 11/01/2025...........    3,000,000      3,009,030
                                              ------------
SOUTH CAROLINA -- 1.7%
Charleston County, SC, Sales
  Tax Revenue
  5.00%, 11/01/2018...........    2,000,000      2,159,180
South Carolina State Public
  Service Authority, Series C
  5.00%, 01/01/2016...........    1,275,000      1,375,700
South Carolina Transportation
  Infrastructure Bank Revenue,
  Series A (AMBAC)
  5.50%, 10/01/2019...........      650,000        712,842
                                              ------------
                                                 4,247,722
                                              ------------
TENNESSEE -- 1.3%
Metropolitan Government
  Nashville & Davidson County,
  TN, Health & Educational
  Facilities Board Revenue,
  Vanderbuilt University,
  Series A
  5.00%, 10/01/2013...........    3,000,000      3,215,220
                                              ------------
TEXAS -- 8.5%
Austin, TX, Electrical
  Utilities System Revenue
  (FSA)
  5.00%, 11/15/2035...........    6,100,000      6,116,165
Dallas, TX, General Obligation
  4.75%, 02/15/2026...........    1,500,000      1,500,765
  5.00%, 02/15/2024...........    2,055,000      2,105,039
Denton, Texas Independant
  School District, General
  Obligation (PSF- GTD)
  5.00%, 08/15/2028...........    1,000,000      1,015,310
Houston TX, Utility System
  Revenue, Series A
  5.25%, 11/15/2017...........      900,000        979,785
Texas State Transportation
  Commission, Series A
  5.00%, 04/01/2020...........    1,000,000      1,046,300
Texas State, General
  Obligation
  4.75%, 04/01/2036...........    1,000,000        953,980
  5.00%, 04/01/2029...........    3,000,000      3,048,390
University of Texas:
  Series B
  5.00%, 08/15/2010...........    1,000,000      1,045,930
  Series F
  4.75%, 08/15/2026...........    1,890,000      1,889,906
Williamson County, TX, General
  Obligation (MBIA)
  5.25%, 02/15/2018...........    2,000,000      2,159,420
                                              ------------
                                                21,860,990
                                              ------------
UTAH -- 0.8%
Utah State, General
  Obligation, (Pre-refunded)
  Series A
  5.00%, 07/01/2015...........    2,000,000      2,143,000
                                              ------------


See accompanying notes to financial statements.

SPDR LEHMAN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2007

--------------------------------------------------------------------------------

                                  PRINCIPAL
SECURITY DESCRIPTION               AMOUNT         VALUE
--------------------              ---------       -----
VIRGINIA -- 0.8%
Fairfax County, VA, General
  Obligation, Series A
  4.00%, 04/01/2020...........   $1,000,000   $    974,310
Virginia College Building
  Authority, Educational
  Facilities Revenue, Series B
  5.00%, 02/01/2009...........    1,000,000      1,018,700
                                              ------------
                                                 1,993,010
                                              ------------
WASHINGTON -- 3.0%
Central Puget Sound, WA,
  Regional Transit Authority,
  Sales & Use Tax Revenue,
  Series A
  5.00%, 11/01/2036...........    2,000,000      2,019,180
Energy Northwest Washington
  Electric Revenue:
  Series A
  5.00%, 07/01/2014...........    1,000,000      1,066,550
  Series A (MBIA)
  5.50%, 07/01/2012...........    1,200,000      1,290,600
King County, WA, School
  District, General
  Obligation, Series A (SCH BD
  GTY)
  4.00%, 06/01/2011...........    1,250,000      1,281,412
Washington State General
  Obligation:
  Series A
  5.00%, 07/01/2023...........      900,000        935,010
  Series C
  4.25%, 01/01/2013...........    1,000,000      1,033,040
                                              ------------
                                                 7,625,792
                                              ------------
TOTAL MUNICIPAL BONDS AND
  NOTES --
  (Cost $255,961,976).........                 252,680,967
                                              ------------


SHORT TERM INVESTMENTS -- 0.2%
MONEY MARKET FUNDS-- 0.2%
State Street Institutional Tax
  Free Money Market Fund 2.20%
  (a)
  (Cost $612,570).............      612,570        612,570
                                              ------------
TOTAL INVESTMENTS -- 98.8%
  (Cost $256,574,546).........                 253,293,537
OTHER ASSETS AND
  LIABILITIES -- 1.2%.........                   3,110,926
                                              ------------
NET ASSETS -- 100.0%..........                $256,404,463
                                              ============




 *  Zero Coupon Bond -- Rate shown represents current yield to maturity.
(a) State Street Institutional Tax Free Money Market Fund, an affiliated Fund, is managed by SSgA Funds Management, Inc. The rate shown is the annualized seven-day yield at period end.
Escrow to Maturity = Bonds bearing this description are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.
Pre-refunded = Bonds which are pre-refunded are collateralized usually by U.S.
     treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

                                   AS A % OF TOTAL
INSURANCE COVERAGE                    NET ASSETS
------------------                 ---------------
Ambac Financial Group (AMBAC)....        5.34%
Financial Guaranty Insurance Co.
  (FGIC).........................        2.96%
Financial Security Assurance,
  Inc, (FSA).....................       19.73%
Municipal Bond Investors
  Assurance Corp. (MBIA).........        7.32%
Public School Fund Guaranteed
  (PSF-GTD)......................        0.40%
School Board Guaranteed (SCH BD
  GTY)...........................        0.50%
Short Term Aid Withholding (ST
  AID withholding)...............        1.85%





See accompanying notes to financial statements.

SPDR LEHMAN AGGREGATE BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008

--------------------------------------------------------------------------------



                                     PRINCIPAL
SECURITY DESCRIPTION                  AMOUNT              VALUE
--------------------                 ---------            -----
CORPORATE BONDS & NOTES -- 27.7%
AEROSPACE & DEFENSE -- 0.6%
Boeing Co.
  6.13%, 02/15/2033 (a)......       $   110,000       $    112,036
Honeywell International, Inc.
  6.13%, 11/01/2011..........           605,000            634,294
                                                      ------------
                                                           746,330
                                                      ------------
AUTOMOBILES -- 0.5%
DaimlerChrysler NA Holding
  Corp.
  7.20%, 09/01/2009..........           605,000            621,378
                                                      ------------
BEVERAGES -- 0.2%
Diageo Capital PLC
  5.75%, 10/23/2017..........           175,000            173,337
                                                      ------------
BUILDING PRODUCTS -- 0.1%
Masco Corp.
  6.13%, 10/03/2016..........           175,000            153,665
                                                      ------------
CAPITAL MARKETS -- 2.5%
Morgan Stanley
  4.00%, 01/15/2010 (a)......         1,650,000          1,610,887
Svensk Exportkredit AB
  5.13%, 03/01/2017..........           275,000            283,003
The Goldman Sachs Group, Inc.
  5.35%, 01/15/2016..........           880,000            826,259
  5.95%, 01/15/2027..........           220,000            189,481
                                                      ------------
                                                         2,909,630
                                                      ------------
CHEMICALS -- 0.2%
E.I. du Pont de Nemours & Co.
  5.25%, 12/15/2016..........           275,000            271,623
                                                      ------------
COMMERCIAL BANKS -- 4.8%
Bank of New York Mellon Corp.
  4.95%, 11/01/2012 (a)......           375,000            372,944
Deutsche Bank AG London
  5.38%, 10/12/2012 (a)......           275,000            277,423
  6.00%, 09/01/2017 (a)......           330,000            332,683
European Investment Bank
  5.00%, 02/08/2010..........           925,000            953,832
HSBC Bank USA NA
  4.63%, 04/01/2014 (a)......           550,000            516,620
Inter-American Development
  Bank
  5.13%, 09/13/2016..........           275,000            289,446
International Bank for
  Reconstruction &
  Development
  4.75%, 02/15/2035..........            60,000             57,769
JPMorgan Chase Bank NA
  6.00%, 10/01/2017 (a)......           390,000            380,977
Key Bank NA
  5.80%, 07/01/2014..........           330,000            278,696
Oesterreichische Kontrollbank
  AG
  4.75%, 10/16/2012..........           275,000            284,136
Royal Bank of Scotland Group
  PLC
  5.00%, 11/12/2013..........           275,000            261,427
US Bank NA
  6.38%, 08/01/2011 (a)......           175,000            184,130
Wachovia Bank NA
  5.85%, 02/01/2037..........           495,000            397,887
Wells Fargo & Co.
  4.88%, 01/12/2011 (a)......           275,000            277,496
  5.63%, 12/11/2017..........           175,000            167,488
Wells Fargo Bank NA
  4.75%, 02/09/2015 (a)......           605,000            564,761
                                                      ------------
                                                         5,597,715
                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.1%
Cisco Systems, Inc.
  5.50%, 02/22/2016..........           165,000            166,703
                                                      ------------
COMPUTERS & PERIPHERALS -- 0.3%
International Business
  Machines Corp.
  5.88%, 11/29/2032..........           110,000            106,468
Oracle Corp.
  5.00%, 01/15/2011 (a)......           275,000            280,302
                                                      ------------
                                                           386,770
                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 7.6%
Bank of America Corp.
  7.80%, 02/15/2010 (a)......           425,000            446,140
Bank of America NA
  5.30%, 03/15/2017..........           825,000            763,365
CIT Group, Inc.
  4.25%, 02/01/2010 (a)......         1,155,000            981,750
Citigroup, Inc.
  5.63%, 08/27/2012..........         1,375,000          1,359,093
Credit Suisse USA, Inc.
  6.50%, 01/15/2012..........         1,155,000          1,197,621
General Electric Capital
  Corp.
  5.25%, 10/19/2012 (a)......           275,000            277,177
  5.63%, 05/01/2018..........           610,000            596,097
  6.75%, 03/15/2032 (a)......           165,000            166,347
HSBC Finance Corp.
  5.25%, 01/14/2011 (a)......         1,155,000          1,149,816
JPMorgan Chase & Co.
  6.63%, 03/15/2012 (a)......         1,590,000          1,652,252
Lehman Brothers Holdings,
  Inc.
  6.75%, 12/28/2017..........           175,000            164,141
  7.50%, 05/11/2038..........            90,000             83,188
                                                      ------------
                                                         8,836,987
                                                      ------------
ELECTRIC UTILITIES -- 0.9%
Consolidated Edison Co. NY,
  Inc. Series 2007 A
  6.30%, 08/15/2037..........           110,000            106,715
Pacific Gas & Electric Co.
  4.80%, 03/01/2014..........           605,000            586,502
Progress Energy, Inc.
  7.75%, 03/01/2031..........           275,000            316,167
                                                      ------------
                                                         1,009,384
                                                      ------------
FOOD & STAPLES RETAILING -- 0.3%
CVS Caremark Corp.
  6.25%, 06/01/2027 (a)......           175,000            168,794
Wal-Mart Stores, Inc.
  5.88%, 04/05/2027 (a)......           220,000            213,777
                                                      ------------
                                                           382,571
                                                      ------------
FOOD PRODUCTS -- 0.6%
Archer-Daniels-Midland Co.
  5.38%, 09/15/2035..........           165,000            140,883


See accompanying notes to financial statements.

SPDR LEHMAN AGGREGATE BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                     PRINCIPAL
SECURITY DESCRIPTION                  AMOUNT              VALUE
--------------------                 ---------            -----
General Mills, Inc.
  5.70%, 02/15/2017..........       $   275,000       $    271,621
Kraft Foods, Inc.
  5.63%, 11/01/2011 (a)......           275,000            277,769
                                                      ------------
                                                           690,273
                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.1%
Baxter International, Inc.
  6.25%, 12/01/2037..........           100,000             99,596
                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.5%
UnitedHealth Group, Inc.
  5.25%, 03/15/2011..........           605,000            599,865
                                                      ------------
HOUSEHOLD PRODUCTS -- 0.1%
Procter & Gamble Co.
  5.55%, 03/05/2037 (a)......           165,000            158,147
                                                      ------------
INSURANCE -- 1.1%
American International Group,
  Inc.
  5.45%, 05/18/2017 (a)......           550,000            498,242
MetLife, Inc.
  5.70%, 06/15/2035..........           275,000            238,451
The Allstate Corp.
  5.95%, 04/01/2036..........           110,000             97,395
The Travelers Cos., Inc.
  6.25%, 03/15/2037 (a)(b)...           275,000            237,695
XL Capital, Ltd.
  6.50%, 12/31/2049..........           275,000            184,250
                                                      ------------
                                                         1,256,033
                                                      ------------
MACHINERY -- 0.1%
Caterpillar, Inc.
  6.05%, 08/15/2036 (a)......           110,000            108,098
                                                      ------------
MEDIA -- 0.6%
Comcast Corp.
  6.50%, 01/15/2017..........           220,000            223,116
News America, Inc.
  6.15%, 03/01/2037..........           165,000            150,569
Time Warner Cable, Inc.
  5.85%, 05/01/2017..........           220,000            208,605
Time Warner, Inc.
  7.70%, 05/01/2032 (a)......           165,000            168,988
                                                      ------------
                                                           751,278
                                                      ------------
METALS & MINING -- 0.2%
Vale Overseas, Ltd.
  6.88%, 11/21/2036..........           220,000            206,853
                                                      ------------
MULTI-UTILITIES -- 0.2%
Midamerican Energy Holdings
  Co.
  6.13%, 04/01/2036 (a)......           275,000            264,182
                                                      ------------
MULTILINE RETAIL -- 0.2%
Macy's Retail Holdings, Inc.
  5.35%, 03/15/2012..........           275,000            255,399
                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 1.6%
Anadarko Petroleum Corp.
  5.95%, 09/15/2016..........           220,000            219,517
Canadian Natural Resources,
  Ltd.
  6.25%, 03/15/2038..........           275,000            261,482
ConocoPhillips Canada Funding
  Co.
  5.63%, 10/15/2016..........           605,000            612,630
Kinder Morgan Energy Partners
  LP
  5.80%, 03/15/2035..........           120,000            102,310
Southern Natural Gas Co.
  5.90%, 04/01/2017(c).......           605,000            581,669
Transocean, Inc.
  6.00%, 03/15/2018..........           100,000             99,970
                                                      ------------
                                                         1,877,578
                                                      ------------
PHARMACEUTICALS -- 0.9%
Abbott Laboratories
  5.60%, 05/15/2011 (a)......           275,000            286,519
AstraZeneca PLC
  6.45%, 09/15/2037..........            55,000             56,764
Eli Lilly & Co.
  5.20%, 03/15/2017 (a)......           220,000            218,727
Schering-Plough Corp.
  6.00%, 09/15/2017..........           275,000            273,005
Wyeth
  5.95%, 04/01/2037..........           165,000            158,415
                                                      ------------
                                                           993,430
                                                      ------------
REAL ESTATE INVESTMENT TRUST -- 0.8%
Simon Property Group LP
  5.60%, 09/01/2011 (a)......           880,000            876,380
                                                      ------------
ROAD & RAIL -- 0.3%
CSX Corp.
  6.15%, 05/01/2037 (a)......           110,000             90,569
Norfolk Southern Corp.
  7.70%, 05/15/2017..........           220,000            245,696
                                                      ------------
                                                           336,265
                                                      ------------
SPECIALTY RETAIL -- 0.4%
Home Depot, Inc.
  5.40%, 03/01/2016..........           275,000            252,530
United Parcel Service, Inc.
  6.20%, 01/15/2038 (a)......           175,000            176,662
                                                      ------------
                                                           429,192
                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.9%
AT&T Corp.
  8.00%, 11/15/2031..........           330,000            376,849
Deutsche Telekom
  International Finance BV
  8.50%, 06/15/2010 (a)(d)...           605,000            638,442
Embarq Corp.
  7.08%, 06/01/2016 (a)......           110,000            105,186
New Cingular Wireless
  Services, Inc.
  8.13%, 05/01/2012 (a)......           275,000            301,193
Telecom Italia Capital
  5.25%, 10/01/2015 (a)......           385,000            353,670
Verizon Global Funding Corp.
  6.88%, 06/15/2012..........           275,000            289,856
Vodafone Group PLC
  5.63%, 02/27/2017 (a)......           165,000            159,962
                                                      ------------
                                                         2,225,158
                                                      ------------
TOTAL CORPORATE BONDS &
  NOTES --
  (Cost $33,289,756).........                           32,383,820
                                                      ------------


See accompanying notes to financial statements.

SPDR LEHMAN AGGREGATE BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                     PRINCIPAL
SECURITY DESCRIPTION                  AMOUNT              VALUE
--------------------                 ---------            -----
FOREIGN GOVERNMENT OBLIGATIONS -- 1.8%
Federal Republic of Brazil
  8.25%, 01/20/2034..........       $   100,000       $    123,600
Province of Ontario
  4.95%, 06/01/2012..........           330,000            341,482
Province of Quebec
  7.50%, 09/15/2029..........           330,000            425,277
Republic of Italy
  5.63%, 06/15/2012..........           550,000            580,355
United Mexican States
  5.63%, 01/15/2017 (a)......           605,000            611,207
                                                      ------------
TOTAL FOREIGN GOVERNMENT
  OBLIGATIONS --
  (Cost $2,095,977)..........                            2,081,921
                                                      ------------
U.S. AGENCY MBS TBA -- 38.9%
Fannie Mae
  5.00% 15YR TBA.............         1,900,000          1,876,844
  5.00% 30YR TBA.............         7,300,000          6,992,031
  5.50% 15YR TBA.............         1,500,000          1,507,383
  5.50% 30YR TBA.............        11,100,000         10,931,766
  6.00% 15YR TBA.............         2,200,000          2,252,250
  6.00% 30YR TBA.............         8,000,000          8,078,125
  6.50% 30YR TBA.............         3,600,000          3,702,656
  7.00% 30YR TBA.............         1,050,000          1,100,203
Freddie Mac
  4.50% 30YR TBA.............         2,850,000          2,729,289
  6.50% 15YR TBA.............         1,000,000          1,035,938
Ginnie Mae
  5.00% 30YR TBA.............         1,050,000          1,016,695
  5.50% 30YR TBA.............         1,700,000          1,690,836
  6.00% 30YR TBA.............         1,500,000          1,521,914
  6.50% 30YR TBA.............         1,000,000          1,032,265
                                                      ------------
TOTAL U.S. AGENCY MBS
  TBAS --
  (Cost $45,943,791).........                           45,468,195
                                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.2%
Fannie Mae
  5.00%, 02/16/2012 (a)......         1,153,000          1,196,196
  5.00%, 05/11/2017 (a)......           550,000            560,911
  7.13%, 01/15/2030 (a)......           540,000            677,989
Federal Home Loan Bank
  5.13%, 08/14/2013 (a)......         1,155,000          1,202,579
  5.38%, 08/19/2011..........         2,035,000          2,136,200
Freddie Mac
  4.13%, 07/12/2010 (a)......         1,220,000          1,241,319
  4.50%, 01/15/2013 (a)......           220,000            223,555
  4.88%, 02/09/2010 (a)......         1,220,000          1,254,138
  5.00%, 04/18/2017 (a)......         1,153,000          1,175,310
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS --
  (Cost $9,712,244)..........                            9,668,197
                                                      ------------
U.S. TREASURY OBLIGATIONS -- 20.5%
Treasury Bonds
  4.50%, 02/15/2036 (a)......           817,000            811,134
  6.00%, 02/15/2026 (a)......         2,169,000          2,539,812
  8.88%, 08/15/2017 (a)......         2,198,000          2,993,500
Treasury Notes
  2.88%, 01/31/2013 (a)......         1,480,000          1,454,574
  3.38%, 06/30/2013..........           750,000            751,113
  4.00%, 08/31/2009..........         1,825,000          1,859,219
  4.00%, 04/15/2010 (a)......         1,858,000          1,905,583
  4.13%, 05/15/2015 (a)......         1,420,000          1,467,599
  4.50%, 04/30/2012 (a)......         7,718,000          8,092,477
  4.75%, 08/15/2017 (a)......         2,000,000          2,118,520
                                                      ------------
TOTAL U.S. TREASURY
  OBLIGATIONS --
  (Cost $23,966,980).........                           23,993,531
                                                      ------------
SHORT TERM INVESTMENTS -- 57.7%
COMMERCIAL PAPER -- 38.7%(E)
Aspen Funding Corp.
  2.65%, 07/02/2008 (c)(f)...         7,750,000          7,749,429
  2.70%, 07/02/2008 (c)(f)...         4,750,000          4,749,644
Fairway Finance Corp.
  2.60%, 07/14/2008 (c)(f)...         5,250,000          5,245,071
  2.73%, 07/14/2008 (c)(f)...         3,700,000          3,696,352
Lexington Parker Capital Co.
  2.62%, 07/14/2008 (c)(f)...         8,750,000          8,741,722
Surrey Funding Corp.
  2.85%, 07/01/2008 (c)(f)...         4,000,000          4,000,000
  3.00%, 07/18/2008 (c)(f)...         4,000,000          3,994,333
Thames Asset Global
  Securities
  2.80%, 07/17/2008 (c)(f)...         7,000,000          6,991,289
                                                      ------------
                                                        45,167,840
                                                      ------------

                                      SHARES
                                      ------
MONEY MARKET FUNDS -- 19.0%
State Street Institutional
  Liquid Reserves Fund 2.50%
  (g)(h)
  (Cost $3,112,372)..........         3,112,372          3,112,372
State Street Navigator
  Securities Lending Prime
  Portfolio (h)(i)
  (Cost $19,106,254).........        19,106,254         19,106,254
                                                      ------------
                                                        22,218,626
                                                      ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $67,386,466).........                           67,386,466
                                                      ------------
TOTAL INVESTMENTS -- 154.8%
  (Cost $182,395,214)........                          180,982,130
OTHER ASSETS AND
  LIABILITIES -- (54.8)%.....                          (64,102,241)
                                                      ------------
NET ASSETS -- 100.0%.........                         $116,879,889
                                                      ============




(a) Security, or portion thereof, was on loan as of June 30, 2008.
(b) Variable-rate security. Rate shown is as of June 30, 2008.
(c) Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 39.14% of net assets as of June 30, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Step-up Bond. Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity.


See accompanying notes to financial statements.

SPDR LEHMAN AGGREGATE BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

(e) Rate shown is annualized yield at time of purchase; not coupon rate.
(f) Security or a portion of the security has been designated as collateral for TBA securities.
(g) The rate shown is the annualized seven-day yield at period end.
(h) Affiliated Fund managed by SSgA Funds Management, Inc.
(i) Investments of cash collateral for securities loaned.
TBA= To Be Announced


See accompanying notes to financial statements.

SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                    PRINCIPAL
SECURITY DESCRIPTION                 AMOUNT              VALUE
--------------------                ---------            -----
FOREIGN GOVERNMENT OBLIGATIONS -- 95.4%
AUSTRALIA -- 2.1%
Commonwealth of Australia
  6.00%, 02/15/2017.........          5,325,000      $  4,956,059
  6.50%, 05/15/2013.........          6,900,000         6,600,499
  7.50%, 09/15/2009.........          4,925,000         4,756,825
                                                     ------------
                                                       16,313,383
                                                     ------------
AUSTRIA -- 3.5%
Republic of Austria
  3.80%, 10/20/2013 (a).....          6,150,000         9,243,909
  4.65%, 01/15/2018.........          6,210,000         9,659,711
  6.25%, 07/15/2027.........          4,200,000         7,568,218
                                                     ------------
                                                       26,471,838
                                                     ------------
BELGIUM -- 4.6%
Kingdom of Belgium
  5.00%, 09/28/2012.........         11,845,000        18,736,106
  5.00%, 03/28/2035.........          3,450,000         5,323,238
  5.50%, 09/28/2017.........          6,830,000        11,231,908
                                                     ------------
                                                       35,291,252
                                                     ------------
CANADA -- 4.0%
Government of Canada
  4.00%, 06/01/2016.........          6,900,000         6,954,748
  4.25%, 09/01/2009.........          7,015,000         6,992,321
  5.25%, 06/01/2012.........          6,900,000         7,249,846
  5.75%, 06/01/2029.........          7,350,000         8,881,651
                                                     ------------
                                                       30,078,566
                                                     ------------
DENMARK -- 2.4%
Kingdom of Denmark
  4.00%, 11/15/2017.........          6,850,000         1,347,517
  5.00%, 11/15/2013.........         79,300,000        16,782,225
  6.00%, 11/15/2009.........          1,500,000           320,875
                                                     ------------
                                                       18,450,617
                                                     ------------
FRANCE -- 4.6%
Republic of France
  4.00%, 04/25/2013.........          4,625,000         7,038,945
  5.50%, 10/25/2010.........         12,220,000        19,559,924
  5.75%, 10/25/2032.........          4,830,000         8,365,342
                                                     ------------
                                                       34,964,211
                                                     ------------
GERMANY -- 12.2%
Federal Republic of Germany
  3.50%, 10/09/2009.........         19,820,000        30,764,923
  4.00%, 01/04/2037.........          4,890,000         6,662,491
  4.25%, 07/04/2017.........         14,870,000        22,805,935
  4.50%, 01/04/2013.........         10,350,000        16,161,159
  5.25%, 01/04/2011.........          3,900,000         6,232,206
  5.63%, 01/04/2028.........          6,210,000        10,569,051
                                                     ------------
                                                       93,195,765
                                                     ------------
GREECE -- 4.0%
Republic of Greece
  3.70%, 07/20/2015.........         20,940,000        30,218,048
  4.50%, 09/20/2037.........            300,000           401,727
                                                     ------------
                                                       30,619,775
                                                     ------------
ITALY -- 12.1%
Republic of Italy
  3.00%, 01/15/2010.........         16,980,000        26,019,008
  4.00%, 02/01/2037.........         10,300,000        12,924,111
  4.75%, 02/01/2013.........          8,655,000        13,484,339
  5.25%, 08/01/2017.........         15,250,000        24,331,081
  6.50%, 11/01/2027.........          8,625,000        15,379,893
                                                     ------------
                                                       92,138,432
                                                     ------------
JAPAN -- 23.1%
Government of Japan 5 Year
  Bond
  0.60%, 09/20/2010.........        160,000,000         1,502,369
  1.50%, 03/20/2011.........      2,825,000,000        27,093,963
Government of Japan 10 Year
  Bond
  1.30%, 06/20/2012.........      4,130,000,000        39,323,888
  1.50%, 09/20/2014.........      4,110,000,000        39,317,197
  1.80%, 09/21/2009.........      2,256,000,000        21,551,871
Government of Japan 20 Year
  Bond
  2.30%, 06/20/2027.........      1,560,000,000        15,017,853
  2.60%, 03/20/2019.........      1,400,000,000        14,432,936
  2.90%, 09/20/2019.........      1,105,000,000        11,648,131
Government of Japan 30 Year
  Bond
  2.40%, 03/20/2037.........        620,000,000         5,842,400
                                                     ------------
                                                      175,730,608
                                                     ------------
MEXICO -- 2.4%
United Mexican States
  9.00%, 12/24/2009.........         57,890,000         5,653,738
  9.00%, 12/20/2012.........         82,140,000         8,009,562
  10.00%, 12/05/2024........         48,575,000         4,986,790
                                                     ------------
                                                       18,650,090
                                                     ------------
NETHERLANDS -- 4.1%
Kingdom of the Netherlands
  3.75%, 07/15/2009.........          6,200,000         9,676,440
  3.75%, 07/15/2014.........         12,075,000        18,032,434
  5.50%, 01/15/2028.........          2,070,000         3,451,104
                                                     ------------
                                                       31,159,978
                                                     ------------
POLAND -- 2.8%
Republic of Poland
  4.25%, 05/24/2011.........         18,840,000         8,254,584
  6.25%, 10/24/2015.........         27,700,000        12,697,199
                                                     ------------
                                                       20,951,783
                                                     ------------
SOUTH AFRICA -- 1.9%
Republic of South Africa
  13.50%, 09/15/2015........         98,900,000        14,339,088
                                                     ------------
SPAIN -- 4.5%
Kingdom of Spain
  3.15%, 01/31/2016.........          8,625,000        12,136,306
  3.25%, 07/30/2010.........          7,920,000        12,110,120
  4.20%, 01/31/2037.........          3,180,000         4,298,142
  6.15%, 01/31/2013.........          3,450,000         5,714,224
                                                     ------------
                                                       34,258,792
                                                     ------------
SWEDEN -- 2.4%
Kingdom of Sweden
  3.75%, 08/12/2017.........         69,400,000        10,854,151
  5.50%, 10/08/2012.........         41,240,000         7,058,040
                                                     ------------
                                                       17,912,191
                                                     ------------


See accompanying notes to financial statements.

SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                    PRINCIPAL
SECURITY DESCRIPTION                 AMOUNT              VALUE
--------------------                ---------            -----
TAIWAN -- 0.2%
Government of Taiwan
  2.38%, 09/21/2017.........         50,000,000      $  1,605,517
                                                     ------------
UNITED KINGDOM -- 4.5%
United Kingdom Treasury Bond
  4.75%, 09/07/2015.........          4,485,000         8,703,118
  4.75%, 12/07/2038.........          3,590,000         7,199,576
  5.00%, 03/07/2012.........          1,380,000         2,729,158
  5.00%, 03/07/2025.........          5,840,000        11,441,158
  5.75%, 12/07/2009.........          2,095,000         4,200,632
                                                     ------------
                                                       34,273,642
                                                     ------------

TOTAL FOREIGN GOVERNMENT
  OBLIGATIONS --
   (Cost $724,291,367)......                          726,405,528
                                                     ------------
SHORT TERM INVESTMENTS -- 2.5%
MONEY MARKET FUND -- 2.5%
State Street Institutional
  Liquid Reserves Fund
  2.50%(b)
  (Cost $18,968,224)........         18,968,224        18,968,224
                                                     ------------
TOTAL INVESTMENTS -- 97.9%
  (Cost $743,259,591).......                          745,373,752
                                                     ------------
OTHER ASSETS AND
  LIABILITIES -- 2.1%.......                           15,615,862
                                                     ------------
NET ASSETS -- 100.0%........                         $760,989,614
                                                     ============




(a) Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.21% of net assets as of June 30, 2008, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) State Street Institutional Liquid Reserves Fund, an affiliated Fund, is managed by SSgA Funds Management, Inc. The rate shown is the annualized seven-day yield at period end.

At June 30, 2008, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

 SETTLE-                                                           NET UNREALIZED
  MENT          CONTRACTS TO          VALUE AT      IN EXCHANGE     APPRECIATION/
  DATE            DELIVER          JUNE 30, 2008     FOR U.S.$     (DEPRECIATION)
 -------        ------------       -------------    -----------    --------------
9/5/2008          700,000   EUR     $ 1,099,162       1,075,760       $ 23,402
9/5/2008      100,000,000   JPY         946,795         960,062        (13,267)
9/5/2008      500,000,000   JPY       4,733,974       4,633,727        100,247
9/5/2008    1,000,000,000   JPY       9,467,949       9,295,149        172,800
9/5/2008      655,000,000   TWD      21,705,751      21,588,661        117,090
9/5/2008       20,000,000   TWD         662,771         664,231         (1,460)
9/5/2008        2,000,000   ZAR         250,992         253,646         (2,654)
                                                                      --------
                                                                      $396,158
                                                                      ========



Forward Foreign Currency Contracts to Sell:

 SETTLE-                                                           NET UNREALIZED
  MENT          CONTRACTS TO          VALUE AT      IN EXCHANGE     APPRECIATION/
  DATE            DELIVER          JUNE 30, 2008     FOR U.S.$     (DEPRECIATION)
 -------        ------------       -------------    -----------    --------------
9/5/2008          700,000   EUR      $1,099,162      1,088,920        $ (10,242)
9/5/2008       70,000,000   JPY         662,756        674,865           12,109
9/5/2008      530,000,000   JPY       5,018,013      4,982,140          (35,873)
9/5/2008    1,000,000,000   JPY       9,467,949      9,295,668         (172,281)
9/5/2008       15,000,000   TWD         497,078        501,672            4,594
9/5/2008       20,000,000   TWD         662,771        660,284           (2,487)
9/5/2008       35,000,000   TWD       1,159,849      1,158,556           (1,293)
                                                                      ---------
                                                                      $(205,473)
                                                                      =========
                                                                      $ 190,685
                                                                      =========



EUR-Euro
JPY-Japense Yen
TWD-Taiwan Dollar
U.S.$-United States Dollar
ZAR-South African Rand


See accompanying notes to financial statements.

SPDR LEHMAN HIGH YIELD BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                     PRINCIPAL
SECURITY DESCRIPTION                  AMOUNT              VALUE
--------------------                 ---------            -----
CORPORATE BONDS & NOTES -- 95.2%
AEROSPACE & DEFENSE -- 1.4%
BE Aerospace, Inc.
  8.50%, 07/01/2018..........       $ 2,000,000       $  2,017,500
L-3 Communications Corp.
  6.38%, 10/15/2015..........         3,550,000          3,319,250
                                                      ------------
                                                         5,336,750
                                                      ------------
AUTO COMPONENTS -- 0.5%
TRW Automotive, Inc.
  7.25%, 03/15/2017 (a)......         2,250,000          1,890,000
                                                      ------------
BEVERAGES -- 0.7%
Constellation Brands, Inc.
  7.25%, 09/01/2016..........         3,000,000          2,820,000
                                                      ------------
BUILDING PRODUCTS -- 1.3%
Nortek, Inc.
  10.00%, 12/01/2013 (a).....         2,500,000          2,387,500
Owens Corning, Inc.
  6.50%, 12/01/2016..........         1,500,000          1,365,715
Ply Gem Industries, Inc.
  11.75%, 06/15/2013 (a).....         1,500,000          1,376,250
                                                      ------------
                                                         5,129,465
                                                      ------------
CHEMICALS -- 1.6%
Ineos Group Holdings Plc
  8.50%, 02/15/2016 (a)......         2,300,000          1,512,250
LyondellBasell Industries AF
  S.C.A.
  8.38%, 08/15/2015 (a)......         2,750,000          1,746,250
Momentive Performance
  Materials, Inc.
  9.75%, 12/01/2014(b).......         3,450,000          2,949,750
                                                      ------------
                                                         6,208,250
                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.8%
Aleris International, Inc.
  9.00%, 12/15/2014..........         2,000,000          1,592,500
Allied Waste North America,
  Inc.
  6.88%, 06/01/2017..........         2,700,000          2,639,250
ARAMARK Corp.
  8.50%, 02/01/2015..........         4,300,000          4,214,000
Hertz Corp.
  8.88%, 01/01/2014..........         7,150,000          6,542,250
                                                      ------------
                                                        14,988,000
                                                      ------------
COMPUTERS & PERIPHERALS -- 2.5%
Ceridian Corp.
  11.25%, 11/15/2015 (a).....         2,600,000          2,359,500
Seagate Technology HDD
  Holdings
  6.80%, 10/01/2016..........         2,250,000          2,053,125
Sungard Data Systems, Inc.
  9.13%, 08/15/2013..........         5,400,000          5,454,000
                                                      ------------
                                                         9,866,625
                                                      ------------
CONTAINERS & PACKAGING -- 1.0%
Crown Americas, LCC
  7.75%, 11/15/2015..........         2,000,000          2,000,000
Smurfit-Stone Container
  Enterprises, Inc.
  8.00%, 03/15/2017..........         2,500,000          2,000,000
                                                      ------------
                                                         4,000,000
                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 0.4%
RSC Equipment Rental, Inc.
  9.50%, 12/01/2014..........         2,000,000          1,670,000
                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 5.9%
Countrywide Financial Corp.
  6.25%, 05/15/2016..........         4,000,000          3,561,376
Ford Motor Credit Co. LLC
  9.75%, 09/15/2010..........         5,675,000          4,947,936
GMAC LLC
  6.63%, 05/15/2012..........         4,050,000          2,778,369
Icahn Enterprises LP / Icahn
  Enterprises Finance Corp.
  7.13%, 02/15/2013..........         3,500,000          3,176,250
Nuveen Investments, Inc.
  10.50%, 11/15/2015 (a).....         3,250,000          2,998,125
Petroplus Finance, Ltd.
  7.00%, 05/01/2017 (a)......         2,000,000          1,765,000
Residential Capital LLC
  9.63%, 05/15/2015 (a)......         5,800,000          2,813,000
Sabic Innovative Plastics
  9.50%, 08/15/2015 (a)......         1,250,000          1,375,000
                                                      ------------
                                                        23,415,056
                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 6.3%
Cricket Communications, Inc.
  9.38%, 11/01/2014..........         2,450,000          2,358,125
Intelsat Bermuda, Ltd.
  11.25%, 06/15/2016.........         5,500,000          5,568,750
Level 3 Financing, Inc.
  9.25%, 11/01/2014..........         4,300,000          3,913,000
MetroPCS Wireless, Inc.
  9.25%, 11/01/2014..........         4,950,000          4,764,375
West Corp.
  9.50%, 10/15/2014..........         2,500,000          2,250,000
Windstream Corp.
  8.63%, 08/01/2016..........         6,150,000          6,134,625
                                                      ------------
                                                        24,988,875
                                                      ------------
ELECTRIC UTILITIES -- 8.8%
Aes Corp.
  8.00%, 10/15/2017..........         5,800,000          5,684,000
Edison Mission Energy
  7.00%, 05/15/2017..........         4,800,000          4,488,000
Mirant North America LLC
  7.38%, 12/31/2013..........         3,000,000          2,973,750
NRG Energy, Inc.
  7.38%, 02/01/2016..........         8,750,000          8,235,937
Reliant Energy, Inc.
  7.88%, 06/15/2017..........         2,450,000          2,394,875
Texas Competitive Electric
  Holdings Co. LLC
  10.25%, 11/01/2015 (a).....        11,000,000         10,780,000
                                                      ------------
                                                        34,556,562
                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
NXP BV / NXP Funding LLC
  9.50%, 10/15/2015..........         5,050,000          4,393,500
RBS Global, Inc. and Rexnord
  Corp.
  9.50%, 08/01/2014..........         2,950,000          2,846,750


See accompanying notes to financial statements.

SPDR LEHMAN HIGH YIELD BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                     PRINCIPAL
SECURITY DESCRIPTION                  AMOUNT              VALUE
--------------------                 ---------            -----
Sanmina-SCI Corp.
  8.13%, 03/01/2016..........       $ 2,000,000       $  1,800,000
                                                      ------------
                                                         9,040,250
                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 0.7%
Complete Production Services,
  Inc.
  8.00%, 12/15/2016..........         2,750,000          2,746,563
                                                      ------------
FOOD PRODUCTS -- 0.8%
Tyson Foods, Inc.
  6.85%, 04/01/2016 (b)......         3,500,000          3,225,460
                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.7%
Bausch & Lomb, Inc.
  9.88%, 11/01/2015 (a)......         2,000,000          2,010,000
Biomet, Inc.
  11.63%, 10/15/2017.........         4,200,000          4,452,000
Boston Scientific Corp.
  6.40%, 06/15/2016..........         2,000,000          1,880,000
VWR Funding, Inc., Series B
  PIK
  10.25%, 07/15/2015.........         2,500,000          2,306,250
                                                      ------------
                                                        10,648,250
                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.7%
Community Health Systems,
  Inc.
  8.88%, 07/15/2015..........        10,350,000         10,414,687
HCA, Inc.
  9.25%, 11/15/2016..........        11,600,000         11,948,000
                                                      ------------
                                                        22,362,687
                                                      ------------
HOME BUILDERS -- 0.5%
K Hovnanian Enterprises, Inc.
  11.50%, 05/01/2013 (a).....         2,000,000          2,075,000
                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 4.5%
Fontainebleau Las Vegas
  Holdings LLC
  10.25%, 06/15/2015 (a).....         2,000,000          1,300,000
Harrah's Operating Co., Inc.
  10.75%, 02/01/2016 (a).....        17,250,000         14,317,500
MGM Mirage, Inc.
  6.63%, 07/15/2015..........         2,750,000          2,206,875
                                                      ------------
                                                        17,824,375
                                                      ------------
HOUSEHOLD DURABLES -- 0.7%
Jarden Corp.
  7.50%, 05/01/2017..........         3,000,000          2,610,000
                                                      ------------
MACHINERY -- 0.8%
Terex Corp.
  8.00%, 11/15/2017..........         3,050,000          3,027,125
                                                      ------------
MEDIA -- 12.5%
CCH I LLC
  11.00%, 10/01/2015.........        12,350,000          9,154,437
Clear Channel Communications,
  Inc.
  5.75%, 01/15/2013..........         2,000,000          1,347,500
  6.25%, 03/15/2011..........         1,000,000            847,500
DIRECTV Holdings LLC
  6.38%, 06/15/2015..........         3,750,000          3,515,625
  7.63%, 05/15/2016 (a)......         2,000,000          1,970,000
Echostar DBS Corp.
  7.13%, 02/01/2016..........         5,600,000          5,166,000
Idearc, Inc.
  8.00%, 11/15/2016..........        10,550,000          6,633,313
Nielsen Finance LLC/Nielsen
  Finance Co.
  10.00%, 08/01/2014.........           750,000            755,625
  10.00%, 08/01/2014 (a).....         2,000,000          2,062,500
Quebecor Media, Inc.
  7.75%, 03/15/2016..........         3,500,000          3,255,000
RH Donnelley Corp.
  8.88%, 10/15/2017 (a)......         5,300,000          3,153,500
The Reader's Digest
  Association, Inc.
  9.00%, 02/15/2017 (a)......         2,000,000          1,460,000
TL Acquisitions, Inc.
  10.50%, 01/15/2015 (a).....         4,150,000          3,589,750
Univision Communications,
  Inc.
  9.75%, 03/15/2015 (a)......         5,350,000          3,932,250
XM Satellite Radio, Inc.
  9.75%, 05/01/2014..........         2,600,000          2,483,000
                                                      ------------
                                                        49,326,000
                                                      ------------
METALS & MINING -- 2.5%
FMG Finance Property, Ltd.
  10.63%, 09/01/2016 (a).....         3,900,000          4,543,500
Novelis, Inc.
  7.25%, 02/15/2015(b).......         2,500,000          2,362,500
Steel Dynamics, Inc.
  7.38%, 11/01/2012 (a)......         3,000,000          3,000,000
                                                      ------------
                                                         9,906,000
                                                      ------------
MULTILINE RETAIL -- 2.2%
Dollar General Corp.
  10.63%, 07/15/2015.........         3,800,000          3,762,000
Neiman-Marcus Group, Inc.
  9.00%, 10/15/2015..........         3,000,000          2,962,500
Rite Aid Corp.
  9.50%, 06/15/2017..........         2,700,000          1,782,000
                                                      ------------
                                                         8,506,500
                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 15.7%
Chesapeake Energy Corp.
  6.50%, 08/15/2017..........         4,300,000          4,020,500
Citic Resources Finance, Ltd.
  6.75%, 05/15/2014 (a)......         2,500,000          2,334,375
Connacher Oil and Gas, Ltd.
  10.25%, 12/15/2015 (a).....         3,000,000          3,165,000
Dynegy Holdings, Inc.
  7.75%, 06/01/2019..........         4,750,000          4,322,500
El Paso Corp.
  7.00%, 06/15/2017..........         3,750,000          3,670,080
Energy XXI Gulf Coast, Inc.
  10.00%, 06/15/2013.........         3,000,000          2,790,000
Enterprise Products Operating
  LP
  7.03%, 01/15/2068 (d)......         2,000,000          1,748,524
Forest Oil Corp.
  7.25%, 06/15/2019..........         2,950,000          2,832,000
Hilcorp Energy I LP/Hilcorp
  Finance, Co.
  7.75%, 11/01/2015 (a)......         2,000,000          1,920,000
Kinder Morgan Finance Co. ULC
  5.70%, 01/05/2016..........         3,100,000          2,759,000
Massey Energy Co.
  6.88%, 12/15/2013..........         3,300,000          3,217,500


See accompanying notes to financial statements.

SPDR LEHMAN HIGH YIELD BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                     PRINCIPAL
SECURITY DESCRIPTION                  AMOUNT              VALUE
--------------------                 ---------            -----
Newfield Exploration, Co.
  7.13%, 05/15/2018..........       $ 2,000,000       $  1,895,000
OPTI Canada, Inc.
  8.25%, 12/15/2014..........         4,300,000          4,278,500
Peabody Energy Corp.
  7.38%, 11/01/2016..........         3,000,000          2,992,500
PetroHawk Energy Corp.
  9.13%, 07/15/2013..........         2,950,000          3,023,750
Plains Exploration &
  Production, Co.
  7.75%, 06/15/2015..........         2,750,000          2,770,625
Sabine Pass LNG LP
  7.50%, 11/30/2016..........         5,800,000          5,220,000
SandRidge Energy, Inc.
  8.00%, 06/01/2018 (a)......         3,000,000          3,015,000
SemGroup LP
  8.75%, 11/15/2015 (a)......         1,000,000            970,000
Southwestern Energy, Co.
  7.50%, 02/01/2018 (a)......         2,500,000          2,572,275
Williams Partners LP/Williams
  Partners Finance Corp.
  7.25%, 02/01/2017..........         2,500,000          2,500,000
                                                      ------------
                                                        62,017,129
                                                      ------------
PAPER & FOREST PRODUCTS -- 0.7%
Georgia-Pacific LLC
  7.13%, 01/15/2017 (a)......         2,925,000          2,749,500
                                                      ------------
REAL ESTATE INVESTMENT TRUST -- 1.2%
Host Hotels & Resorts LP
  6.75%, 06/01/2016..........         2,950,000          2,618,125
Rouse Co. LP/TRC Co.-Issuer,
  Inc.
  6.75%, 05/01/2013 (a)......         2,500,000          2,252,570
                                                      ------------
                                                         4,870,695
                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.1%
Realogy Corp.
  10.50%, 04/15/2014.........         5,900,000          4,100,500
                                                      ------------
SEMICONDUCTORS -- 1.8%
Freescale Semiconductor, Inc.
  8.88%, 12/15/2014..........         8,750,000          7,109,375
                                                      ------------
SOFTWARE -- 1.8%
First Data Corp.
  9.88%, 09/24/2015 (a)......         8,150,000          7,090,500
                                                      ------------
SPECIALTY RETAIL -- 0.5%
Michaels Stores, Inc.
  10.00%, 11/01/2014.........         2,250,000          1,949,063
                                                      ------------
TELECOMMUNICATIONS -- 2.3%
Nextel Communications, Inc.,
  Series D
  7.38%, 08/01/2015..........         7,500,000          6,225,000
Nortel Networks, Ltd.
  10.75%, 07/15/2016 (a).....         3,000,000          2,970,000
                                                      ------------
                                                         9,195,000
                                                      ------------
TOTAL CORPORATE BONDS &
  NOTES --
  (Cost $387,783,870)........                          375,249,555
                                                      ------------

                                      SHARES
                                      ------
SHORT TERM INVESTMENTS -- 1.7%
MONEY MARKET FUNDS -- 1.7%
State Street Institutional
  Liquid Reserves Fund 2.50%
  (c)
  (Cost $6,684,245)..........         6,684,245          6,684,245
                                                      ------------
TOTAL INVESTMENTS -- 96.9%
  (Cost $394,468,115)........                          381,933,800
                                                      ------------
OTHER ASSETS AND
  LIABILITIES -- 3.1%........                           12,412,225
                                                      ------------
NET ASSETS -- 100.0%.........                         $394,346,025
                                                      ============




(a) Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 26.23% of net assets as of June 30, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date indicated represents the instrument's ultimate maturity date.
(c) State Street Institutional Liquid Reserves Fund, an affiliated Fund, is managed by SSgA Funds Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Variable-rate security. Rate shown is as of June 30, 2008.
PIK= Payment in Kind




See accompanying notes to financial statements.

SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



                                    PRINCIPAL
SECURITY DESCRIPTION                 AMOUNT              VALUE
--------------------                ---------            -----
FOREIGN GOVERNMENT OBLIGATIONS -- 98.4%
AUSTRALIA -- 2.9%
Commonwealth of Australia
  4.00%, 08/20/2015.........          4,407,000      $  4,537,060
  4.00%, 08/20/2020.........          1,223,460         1,365,502
                                                     ------------
                                                        5,902,562
                                                     ------------
BRAZIL -- 4.8%
Federal Republic of Brazil
  6.00%, 11/15/2009.........          1,511,220           923,694
  6.00%, 08/15/2012.........          1,677,121           961,427
  6.00%, 05/15/2015.........          4,035,618         2,327,093
  6.00%, 05/15/2017.........          7,887,816         4,499,028
  6.00%, 08/15/2024.........          1,467,360           834,144
  6.00%, 05/15/2035.........            759,883           429,944
                                                     ------------
                                                        9,975,330
                                                     ------------
CANADA -- 4.8%
Government of Canada
  2.00%, 12/01/2041.........            428,560           482,099
  3.00%, 12/01/2036.........          2,076,908         2,776,410
  4.00%, 12/01/2031.........          1,055,517         1,566,489
  4.25%, 12/01/2021.........          1,256,636         1,680,341
  4.25%, 12/01/2026 (a).....          2,299,892         3,297,491
                                                     ------------
                                                        9,802,830
                                                     ------------
CHILE -- 2.2%
Republic of Chile
  3.00%, 05/01/2017.........      1,174,657,180         2,152,781
  5.00%, 01/01/2016.........      1,134,201,760         2,371,111
                                                     ------------
                                                        4,523,892
                                                     ------------
FRANCE -- 19.3%
Republic of France
  1.00%, 07/25/2017.........          2,268,439         3,232,611
  1.25%, 07/25/2010.........          1,827,908         2,853,753
  1.60%, 07/25/2011.........          2,857,106         4,447,495
  1.60%, 07/25/2015.........          3,791,539         5,793,829
  1.80%, 07/25/2040.........            871,168         1,249,724
  2.25%, 07/25/2020.........          2,158,312         3,420,251
  2.50%, 07/25/2013.........          1,898,029         3,044,716
  3.00%, 07/25/2009.........          1,947,043         3,101,408
  3.00%, 07/25/2012.........          3,940,604         6,458,825
  3.15%, 07/25/2032.........          1,846,895         3,388,840
  3.40%, 07/25/2029.........          1,505,351         2,783,493
                                                     ------------
                                                       39,774,945
                                                     ------------
GERMANY -- 4.5%
Federal Republic of Germany
  1.50%, 04/15/2016.........          3,653,356         5,533,402
  2.25%, 04/15/2013.........          2,426,170         3,853,820
                                                     ------------
                                                        9,387,222
                                                     ------------
GREECE -- 4.2%
Republic of Greece
  2.30%, 07/25/2030.........          2,812,883         4,095,248
  2.90%, 07/25/2025.........          2,776,007         4,466,899
                                                     ------------
                                                        8,562,147
                                                     ------------
ISRAEL -- 4.4%
State of Israel
  4.00%, 07/30/2021.........          7,808,140         2,513,655
  5.00%, 04/30/2015.........         19,360,139         6,637,779
                                                     ------------
                                                        9,151,434
                                                     ------------
ITALY -- 4.8%
Republic of Italy
  0.95%, 09/15/2010.........          1,594,050         2,453,238
  2.15%, 09/15/2014.........          2,510,900         3,918,803
  2.35%, 09/15/2035.........            920,271         1,379,886
  2.60%, 09/15/2023.........          1,360,183         2,118,713
                                                     ------------
                                                        9,870,640
                                                     ------------
JAPAN -- 4.8%
Government of Japan 10 Year
  Bond
  1.00%, 06/10/2016.........        468,093,000         4,393,685
  1.10%, 12/10/2016.........        590,954,400         5,580,353
                                                     ------------
                                                        9,974,038
                                                     ------------
MEXICO -- 4.3%
United Mexican States
  3.50%, 12/19/2013.........         34,239,322         3,230,591
  4.50%, 11/22/2035.........         14,792,748         1,451,640
  5.00%, 06/16/2016.........         40,366,825         4,130,116
                                                     ------------
                                                        8,812,347
                                                     ------------
POLAND -- 2.5%
Republic of Poland
  3.00%, 08/24/2016.........         10,699,622         5,090,985
                                                     ------------
SOUTH AFRICA -- 3.0%
Republic of South Africa
  3.45%, 12/07/2033.........         13,391,195         2,125,404
  6.25%, 03/31/2013.........         27,188,455         4,129,365
                                                     ------------
                                                        6,254,769
                                                     ------------
SOUTH KOREA -- 2.2%
Republic of South Korea
  2.75%, 03/10/2017.........      4,839,848,975         4,578,530
                                                     ------------
SWEDEN -- 5.6%
Kingdom of Sweden
  3.50%, 12/01/2015.........          9,519,809         1,753,926
  4.00%, 12/01/2020.........         47,224,187         9,790,850
                                                     ------------
                                                       11,544,776
                                                     ------------
TURKEY -- 2.5%
Republic of Turkey
  10.00%, 02/15/2012........          6,658,911         5,230,951
                                                     ------------


See accompanying notes to financial statements.

SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------

                                    PRINCIPAL
SECURITY DESCRIPTION                 AMOUNT              VALUE
--------------------                ---------            -----
UNITED KINGDOM -- 19.3%
United Kingdom Treasury Bond
  0.75%, 11/22/2047.........            411,904      $    894,666
  1.13%, 11/22/2037.........            476,044         1,070,339
  1.25%, 11/22/2017.........            508,017         1,010,525
  1.25%, 11/22/2027.........            937,083         1,965,588
  1.25%, 11/22/2055.........          1,269,016         3,457,957
  1.88%, 11/22/2022.........            416,124           907,685
  2.00%, 01/26/2035.........            724,769         1,940,633
  2.50%, 08/23/2011.........            961,850         1,976,497
  2.50%, 08/16/2013.........          4,149,362         8,650,743
  2.50%, 07/26/2016.........          2,800,375         6,071,548
  2.50%, 04/16/2020.........          1,579,784         3,575,573
  2.50%, 07/17/2024.........          1,825,010         4,417,681
  4.13%, 07/22/2030.........          1,179,660         3,936,014
                                                     ------------
                                                       39,875,449
                                                     ------------
URUGUAY -- 2.3%
Republic of Uruguay
  4.25%, 04/05/2027.........         65,151,456         3,486,539
  5.00%, 09/14/2018.........         23,455,851         1,343,097
                                                     ------------
                                                        4,829,636
                                                     ------------
TOTAL FOREIGN GOVERNMENT
  OBLIGATIONS --
   (Cost $202,352,232)......                          203,142,483
                                                     ------------


                                     SHARES
                                     ------
SHORT TERM INVESTMENTS -- 0.7%
MONEY MARKET FUNDS -- 0.7%
State Street Institutional
  Liquid
  Reserves Fund 2.50% (b)(c)
  (Cost $51,056)............             51,056      $     51,056
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)
  (Cost $1,449,068).........          1,449,068         1,449,068
                                                     ------------
TOTAL SHORT TERM
  INVESTMENTS --
   (Cost $1,500,124)........                            1,500,124
                                                     ------------
TOTAL INVESTMENTS -- 99.1%
   (Cost $203,852,356)......                          204,642,607
                                                     ------------
OTHER ASSETS AND
  LIABILITIES -- 0.9%.......                            1,771,399
                                                     ------------
NET ASSETS -- 100.0%........                         $206,414,006
                                                     ============




(a) Security, or portion thereof, was on loan at June 30, 2008.
(b) Rate shown is the annualized seven-day yield at period end.
(c) Affiliated Fund managed by SSgA Funds Management, Inc.
(d) Investments of cash collateral for securities loaned.


At June 30, 2008, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

 SETTLE-                                                         NET UNREALIZED
  MENT         CONTRACTS TO         VALUE AT      IN EXCHANGE     APPRECIATION/
  DATE           DELIVER         JUNE 30, 2008     FOR U.S.$     (DEPRECIATION)
 -------       ------------      -------------    -----------    --------------
9/5/2008    220,000,000   CLP      $ 415,408        438,946         $(23,538)


Forward Foreign Currency Contracts to Sell:

 SETTLE-                                                         NET UNREALIZED
  MENT         CONTRACTS TO         VALUE AT      IN EXCHANGE     APPRECIATION/
  DATE           DELIVER         JUNE 30, 2008     FOR U.S.$     (DEPRECIATION)
 -------       ------------      -------------    -----------    --------------
9/5/2008    220,000,000   CLP      $ 415,407        440,969          $25,562
                                                                     -------
                                                                     $ 2,024
                                                                     =======



CLP-Chilean Peso
U.S.$-United States Dollar


See accompanying notes to financial statements.

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2008
--------------------------------------------------------------------------------


                                             SPDR LEHMAN       SPDR LEHMAN         SPDR LEHMAN       SPDR LEHMAN
                                              1-3 MONTH        SHORT TERM       INTERMEDIATE TERM     LONG TERM
                                             T-BILL ETF    MUNICIPAL BOND ETF      TREASURY ETF     TREASURY ETF
                                            ------------   ------------------   -----------------   ------------
ASSETS
  Investments in securities of
     unaffiliated issuers, at value* (Note
     2)...................................  $284,122,861      $116,573,211         $43,761,882       $10,508,601
  Investments in securities of affiliated
     issuers, at value (Note 3)...........    73,822,269         6,086,569          12,727,693         3,014,939
                                            ------------      ------------         -----------       -----------
     Total Investments....................   357,945,130       122,659,780          56,489,575        13,523,540
  Foreign currency, at value..............            --                --                  --                --
  Receivable for fund shares sold.........            --                --                  --                --
  Receivable for fund shares sold in-
     kind.................................         9,157                --                  --                --
  Receivable for investments sold.........            --                --             995,157            14,427
  Unrealized appreciation on forward
     foreign currency contracts...........            --                --                  --                --
  Interest receivable.....................         4,600         1,635,068             472,811           167,235
                                            ------------      ------------         -----------       -----------
       TOTAL ASSETS.......................   357,958,887       124,294,848          57,957,543        13,705,202
                                            ------------      ------------         -----------       -----------

LIABILITIES
  Payable upon return of securities
     loaned...............................    73,495,181                --          12,637,933         3,014,608
  Payable for investments purchased.......            --         1,050,412           1,053,319            10,516
  Deferred income for dollar rolls........            --                --                  --                --
  Payable for when issued / delayed
     delivery securities..................            --                --                  --                --
  Unrealized depreciation on forward
     foreign currency contracts...........            --                --                  --                --
  Accrued advisory fee (Note 3)...........        25,270            19,019               4,849             1,811
  Accrued trustees fee (Note 3)...........         3,327               879                 114                94
                                            ------------      ------------         -----------       -----------
     TOTAL LIABILITIES....................    73,523,778         1,070,310          13,696,215         3,027,029
                                            ------------      ------------         -----------       -----------
     NET ASSETS...........................  $284,435,109      $123,224,538         $44,261,328       $10,678,173
                                            ============      ============         ===========       ===========
NET ASSETS REPRESENTED BY:
  Paid in capital (Note 4)................  $284,292,405      $124,058,633         $44,702,283       $10,529,956
  Undistributed (distributions in excess
     of) net investment income............        12,889           127,646              37,787            48,295
  Accumulated net realized gain (loss) on
     investments, foreign currency
     transactions.........................       121,774            (6,397)            (10,952)             (303)
  Net unrealized appreciation
     (depreciation) on:
     Investments..........................         8,041          (955,344)           (467,790)          100,225
     Foreign currency transactions........            --                --                  --                --
                                            ------------      ------------         -----------       -----------
     NET ASSETS...........................  $284,435,109      $123,224,538         $44,261,328       $10,678,173
                                            ============      ============         ===========       ===========
NET ASSET VALUE PER SHARE
  Net asset value per share...............  $      45.88      $      22.82         $     55.32       $     53.39
                                            ============      ============         ===========       ===========
  Shares outstanding (unlimited amount
     authorized, $0.01 par value).........     6,200,204         5,400,000             800,155           200,000
                                            ============      ============         ===========       ===========
COST OF INVESTMENTS:
  Unaffiliated issuers....................  $284,114,820      $117,528,555         $44,229,672       $10,408,376
  Affiliated issuers......................    73,822,269         6,086,569          12,727,693         3,014,939
                                            ------------      ------------         -----------       -----------
  Total cost of investments...............  $357,937,089      $123,615,124         $56,957,365       $13,423,315
                                            ============      ============         ===========       ===========
  Foreign currency, at cost...............  $         --      $         --         $        --       $        --
                                            ============      ============         ===========       ===========




*     Includes $72,008,137, $0, $12,394,196, $2,970,473, $26,182,172, $0, $0,
      $0, $18,748,670, $0, $0, and $1,369,633, respectively, of investments in securities on loan, at value.



See accompanying notes to financial statements.

--------------------------------------------------------------------------------


            SPDR BARCLAYS       SPDR LEHMAN          SPDR LEHMAN       SPDR LEHMAN    SPDR LEHMAN      SPDR LEHMAN
               CAPITAL          CALIFORNIA            NEW YORK          MUNICIPAL      AGGREGATE      INTERNATIONAL
               TIPS ETF     MUNICIPAL BOND ETF   MUNICIPAL BOND ETF     BOND ETF       BOND ETF     TREASURY BOND ETF
            -------------   ------------------   ------------------   ------------   ------------   -----------------


             $ 92,806,610       $17,094,188          $12,578,442      $252,680,967   $158,763,504      $726,405,528

               26,659,340            43,702              283,700           612,570     22,218,626        18,968,224
             ------------       -----------          -----------      ------------   ------------      ------------
              119,465,950        17,137,890           12,862,142       253,293,537    180,982,130       745,373,752
                       --                --                   --                --             --         4,900,804
                       --                --                   --                --             --                --
                       --                --                   --           164,540             --                --
                       --                --                   --                --             --                --
                       --                --                   --                --             --           430,242
                  796,224           257,293              125,952         2,988,083      1,172,528        14,721,970
             ------------       -----------          -----------      ------------   ------------      ------------
              120,262,174        17,395,183           12,988,094       256,446,160    182,154,658       765,426,768
             ------------       -----------          -----------      ------------   ------------      ------------


               26,647,080                --                   --                --     19,106,254                --
                       --                --                   --                --        751,182         3,875,571
                       --                --                   --                --         32,588                --
                       --                --                   --                --     45,372,152                --
                       --                --                   --                --             --           239,557
                   12,436             2,868                2,209            40,700         12,244           318,951
                      305               141                  131               997            349             3,075
             ------------       -----------          -----------      ------------   ------------      ------------
               26,659,821             3,009                2,340            41,697     65,274,769         4,437,154
             ------------       -----------          -----------      ------------   ------------      ------------
             $ 93,602,353       $17,392,174          $12,985,754      $256,404,463   $116,879,889      $760,989,614
             ============       ===========          ===========      ============   ============      ============

             $ 91,824,108       $17,580,284          $13,177,205      $259,139,677   $117,982,204      $762,392,310

                  737,289            46,968               44,105           545,522        129,100          (580,513)

                  (59,143)          (12,540)             (10,316)              273        181,669        (3,436,531)

                1,100,099          (222,538)            (225,240)       (3,281,009)    (1,413,084)        2,114,161
                       --                --                   --                --             --           500,187
             ------------       -----------          -----------      ------------   ------------      ------------
             $ 93,602,353       $17,392,174          $12,985,754      $256,404,463   $116,879,889      $760,989,614
             ============       ===========          ===========      ============   ============      ============

             $      52.00       $     21.74          $     21.64      $      21.73   $      53.13      $      55.14
             ============       ===========          ===========      ============   ============      ============

                1,800,003           800,000              600,003        11,800,423      2,200,001        13,800,002
             ============       ===========          ===========      ============   ============      ============

             $ 91,706,511       $17,316,726          $12,803,682      $255,961,976   $160,176,588      $724,291,367
               26,659,340            43,702              283,700           612,570     22,218,626        18,968,224
             ------------       -----------          -----------      ------------   ------------      ------------
             $118,365,851       $17,360,428          $13,087,382      $256,574,546   $182,395,214      $743,259,591
             ============       ===========          ===========      ============   ============      ============
             $         --       $        --          $        --      $         --   $         --      $  4,893,058
             ============       ===========          ===========      ============   ============      ============

                                 SPDR DB
                              INTERNATIONAL
             SPDR LEHMAN        GOVERNMENT
             HIGH YIELD    INFLATION-PROTECTED
              BOND ETF           BOND ETF
            ------------   -------------------


            $375,249,555       $203,142,483

               6,684,245          1,500,124
            ------------       ------------
             381,933,800        204,642,607
                      --            293,732
                      --            552,227
                      --                 --
               9,402,882                 --
                      --             25,562
               8,446,696          2,438,679
            ------------       ------------
             399,783,378        207,952,807
            ------------       ------------


                      --          1,449,068
               5,305,174                 --
                      --                 --
                      --                 --
                      --             23,538
                 130,840             65,601
                   1,339                594
            ------------       ------------
               5,437,353          1,538,801
            ------------       ------------
            $394,346,025       $206,414,006
            ============       ============

            $406,323,792       $205,441,968

               1,517,421            190,584

                (960,873)            (5,390)

             (12,534,315)           790,251
                      --             (3,407)
            ------------       ------------
            $394,346,025       $206,414,006
            ============       ============

            $      43.82       $      60.71
            ============       ============

               9,000,000          3,400,002
            ============       ============

            $387,783,870       $202,352,232
               6,684,245          1,500,124
            ------------       ------------
            $394,468,115       $203,852,356
            ============       ============
            $         --       $    291,518
            ============       ============


SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008

--------------------------------------------------------------------------------


                                        SPDR LEHMAN         SPDR LEHMAN           SPDR LEHMAN       SPDR LEHMAN
                                         1-3 MONTH          SHORT TERM         INTERMEDIATE TERM     LONG TERM
                                         T-BILL ETF   MUNICIPAL BOND ETF (1)      TREASURY ETF     TREASURY ETF
                                        -----------   ----------------------   -----------------   ------------
INVESTMENT INCOME
  Interest income on securities of
     unaffiliated issuers (Note 2)....   $5,064,091         $1,046,755             $  798,599       $  777,124
  Interest income on securities of
     affiliated issuers (Note 3)......       11,257             52,685                  2,460            2,413
  Affiliated securities lending -- net
     (Note 3 and Note 8)..............        7,098                 --                 37,216           18,425
  Foreign taxes withheld..............           --                 --                     --               --
                                         ----------         ----------             ----------       ----------
     TOTAL INVESTMENT INCOME..........    5,082,446          1,099,440                838,275          797,962
                                         ----------         ----------             ----------       ----------
EXPENSES
  Advisory fee (Note 3)...............      239,109             76,766                 30,949           22,725
  Trustees fee (Note 3)...............        6,351              1,312                    634              598
  Miscellaneous expense...............           --                 --                     --               --
                                         ----------         ----------             ----------       ----------
  TOTAL EXPENSES BEFORE WAIVERS.......      245,460             78,078                 31,583           23,323
                                         ----------         ----------             ----------       ----------
  Expenses waived by Adviser (Note
     3)...............................           --                 --                     --               --
                                         ----------         ----------             ----------       ----------
  NET EXPENSES........................      245,460             78,078                 31,583           23,323
                                         ----------         ----------             ----------       ----------
  NET INVESTMENT INCOME (LOSS)........    4,836,986          1,021,362                806,692          774,639
                                         ----------         ----------             ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on:
     Investments in securities of
       unaffiliated issuers...........      280,409             (6,397)               721,618          327,835
     Foreign currency transactions....           --                 --                     --               --
  Net change in unrealized
     appreciation (depreciation) on:
     Investments......................       (7,514)          (955,344)              (422,657)         233,683
     Foreign currency transactions....           --                 --                     --               --
                                         ----------         ----------             ----------       ----------
  NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS............      272,895           (961,741)               298,961          561,518
                                         ----------         ----------             ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...........   $5,109,881         $   59,621             $1,105,653       $1,336,157
                                         ==========         ==========             ==========       ==========




(1)    For the period October 10, 2007 (commencement of operations) to June 30,
       2008.

(2)    For the period October 11, 2007 (commencement of operations) to June 30,
       2008.

(3) For the period September 11, 2007 (commencement of operations) to June 30, 2008.

(4)    For the period October 2, 2007 (commencement of operations) to June 30,
       2008.

(5) For the period November 28, 2007 (commencement of operations) to June 30, 2008.

(6)    For the period March 13, 2008 (commencement of operations) to June 30,
       2008.



See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                                                      SPDR LEHMAN
            SPDR BARCLAYS         SPDR LEHMAN          NEW YORK      SPDR LEHMAN   SPDR LEHMAN        SPDR LEHMAN
               CAPITAL            CALIFORNIA           MUNICIPAL      MUNICIPAL     AGGREGATE        INTERNATIONAL
               TIPS ETF     MUNICIPAL BOND ETF (1)   BOND ETF (2)   BOND ETF (3)     BOND ETF    TREASURY BOND ETF (4)
            -------------   ----------------------   ------------   ------------   -----------   ---------------------


              $3,442,659           $ 461,056           $ 391,453     $ 4,163,193   $ 2,379,441        $11,215,018

                   3,422               6,778               8,065         106,700        38,733            202,211

                  60,348                  --                  --              --        46,190                 --
                      --                  --                  --              --           (18)           (74,295)
              ----------           ---------           ---------     -----------   -----------        -----------
               3,506,429             467,834             399,518       4,269,893     2,464,346         11,342,934
              ----------           ---------           ---------     -----------   -----------        -----------

                  96,914              22,055              19,009         320,856        95,188          1,601,822
                   1,578                 370                 348           2,645         1,112              6,584
                     679                  --                  --              --           149                 --
              ----------           ---------           ---------     -----------   -----------        -----------
                  99,171              22,425              19,357         323,501        96,449          1,608,406
              ----------           ---------           ---------     -----------   -----------        -----------
                      --                  --                  --        (108,696)      (26,908)                --
              ----------           ---------           ---------     -----------   -----------        -----------
                  99,171              22,425              19,357         214,805        69,541          1,608,406
              ----------           ---------           ---------     -----------   -----------        -----------
               3,407,258             445,409             380,161       4,055,088     2,394,805          9,734,528
              ----------           ---------           ---------     -----------   -----------        -----------



                 496,913             (13,270)            (10,316)         40,458       185,128         (5,130,216)
                      --                  --                  --              --            --            177,371

               1,663,628            (222,538)           (225,240)     (3,281,009)   (1,315,261)         2,114,161
                      --                  --                  --              --            --            500,187
              ----------           ---------           ---------     -----------   -----------        -----------


               2,160,541            (235,808)           (235,556)     (3,240,551)   (1,130,133)        (2,338,497)
              ----------           ---------           ---------     -----------   -----------        -----------

              $5,567,799           $ 209,601           $ 144,605     $   814,537   $ 1,264,672        $ 7,396,031
              ==========           =========           =========     ===========   ===========        ===========

                                 SPDR DB
                              INTERNATIONAL
             SPDR LEHMAN        GOVERNMENT
             HIGH YIELD    INFLATION-PROTECTED
            BOND ETF (5)       BOND ETF (6)
            ------------   -------------------


            $ 10,905,094        $1,982,311

                  68,951            15,578

                      --               352
                      --           (33,968)
            ------------        ----------
              10,974,045         1,964,273
            ------------        ----------

                 446,395           131,707
                   2,365               913
                      --                --
            ------------        ----------
                 448,760           132,620
            ------------        ----------
                      --                --
            ------------        ----------
                 448,760           132,620
            ------------        ----------
              10,525,285         1,831,653
            ------------        ----------



                (960,873)          (21,143)
                      --          (458,384)

             (12,534,315)          790,251
                      --            (3,407)
            ------------        ----------


             (13,495,188)          307,317
            ------------        ----------

            $ (2,969,903)       $2,138,970
            ============        ==========


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                             SPDR LEHMAN                SPDR LEHMAN
                                                              1-3 MONTH                 SHORT TERM
                                                             T-BILL ETF             MUNICIPAL BOND ETF
                                                   ------------------------------   ------------------
                                                      FOR THE      FOR THE PERIOD     FOR THE PERIOD
                                                     YEAR ENDED      5/25/2007*-       10/10/2007*-
                                                     6/30/2008        6/30/2007          6/30/2008
                                                   -------------   --------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...................  $   4,836,986     $   162,482       $  1,021,362
  Net realized gain (loss) on investments and
     foreign currency transactions...............        280,409             259             (6,397)
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions.......................         (7,514)         15,555           (955,344)
                                                   -------------     -----------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS.............................      5,109,881         178,296             59,621
                                                   -------------     -----------       ------------
  Net equalization credits and charges...........        337,250              --            136,259
                                                   -------------     -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................     (4,990,990)             --           (893,716)
  Net realized gains.............................             --              --                 --
                                                   -------------     -----------       ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS............     (4,990,990)             --           (893,716)
                                                   -------------     -----------       ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares...........    348,453,490      36,588,000        124,042,133
  Net proceeds from the reinvestment of shares
     issued......................................          9,343              --                 --
  Cost of shares redeemed........................   (100,912,911)             --                 --
  Net income equalization........................       (337,250)             --           (136,259)
  Other capital (Note 4).........................             --              --             16,500
                                                   -------------     -----------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
     BENEFICIAL INTEREST TRANSACTIONS............    247,212,672      36,588,000        123,922,374
                                                   -------------     -----------       ------------
  Net increase (decrease) in net assets during
     the period..................................    247,668,813      36,766,296        123,224,538
  Net assets at beginning of period..............     36,766,296              --                 --
                                                   -------------     -----------       ------------
NET ASSETS END OF PERIOD (1).....................  $ 284,435,109     $36,766,296       $123,224,538
                                                   =============     ===========       ============
SHARES OF BENEFICIAL INTEREST:
  Shares sold....................................      7,600,000         800,000          5,400,000
  Shares issued to shareholders from reinvestment
     of distributions............................            204              --                 --
  Shares redeemed................................     (2,200,000)             --                 --
                                                   -------------     -----------       ------------
  NET INCREASE (DECREASE)........................      5,400,204         800,000          5,400,000
                                                   =============     ===========       ============
(1) Including undistributed (distribution in
  excess of) net investment income...............  $      12,889     $   162,482       $    127,646
                                                   =============     ===========       ============




* Commencement of operations



See accompanying notes to financial statements.

--------------------------------------------------------------------------------


               SPDR LEHMAN                       SPDR LEHMAN                      SPDR BARCLAYS
            INTERMEDIATE TERM                     LONG TERM                          CAPITAL
              TREASURY ETF                      TREASURY ETF                        TIPS ETF
     ------------------------------    ------------------------------    ------------------------------
        FOR THE      FOR THE PERIOD       FOR THE      FOR THE PERIOD       FOR THE      FOR THE PERIOD
      YEAR ENDED       5/23/2007*-      YEAR ENDED       5/23/2007*-      YEAR ENDED       5/25/2007*-
       6/30/2008        6/30/2007        6/30/2008        6/30/2007        6/30/2008        6/30/2007
     ------------    --------------    ------------    --------------    ------------    --------------


     $    806,692      $    44,979     $    774,639      $    44,014     $  3,407,258      $   495,784

          721,618             (268)         327,835           (1,155)         496,913               --

         (422,657)         (45,133)         233,683         (133,458)       1,663,628         (563,529)
     ------------      -----------     ------------      -----------     ------------      -----------
        1,105,653             (422)       1,336,157          (90,599)       5,567,799          (67,745)
     ------------      -----------     ------------      -----------     ------------      -----------
           69,365               --           (3,088)              --         (123,242)          26,241
     ------------      -----------     ------------      -----------     ------------      -----------

         (815,670)              --         (772,861)              --       (3,165,753)              --
           (8,570)              --           (5,106)              --               --               --
     ------------      -----------     ------------      -----------     ------------      -----------
         (824,240)              --         (777,967)              --       (3,165,753)              --
     ------------      -----------     ------------      -----------     ------------      -----------

       44,715,172       10,513,200       10,548,934       10,024,457       82,387,859       57,524,471
            8,553               --               --               --              155               --
      (11,256,588)              --      (10,362,809)              --      (48,644,433)              --
          (69,365)              --            3,088               --          123,242          (26,241)
               --               --               --               --               --               --
     ------------      -----------     ------------      -----------     ------------      -----------

       33,397,772       10,513,200          189,213       10,024,457       33,866,823       57,498,230
     ------------      -----------     ------------      -----------     ------------      -----------
       33,748,550       10,512,778          744,315        9,933,858       36,145,627       57,456,726
       10,512,778               --        9,933,858               --       57,456,726               --
     ------------      -----------     ------------      -----------     ------------      -----------
     $ 44,261,328      $10,512,778     $ 10,678,173      $ 9,933,858     $ 93,602,353      $57,456,726
     ============      ===========     ============      ===========     ============      ===========

          800,000          200,000          200,000          200,000        1,600,000        1,200,000
              155               --               --               --                3               --
         (200,000)              --         (200,000)              --       (1,000,000)              --
     ------------      -----------     ------------      -----------     ------------      -----------
          600,155          200,000               --          200,000          600,003        1,200,000
     ============      ===========     ============      ===========     ============      ===========

     $     37,787      $    44,979     $     48,295      $    44,014     $    737,289      $   495,784
     ============      ===========     ============      ===========     ============      ===========


SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------


                                                  SPDR LEHMAN          SPDR LEHMAN        SPDR LEHMAN
                                                  CALIFORNIA            NEW YORK           MUNICIPAL
                                              MUNICIPAL BOND ETF   MUNICIPAL BOND ETF      BOND ETF
                                              ------------------   ------------------   --------------
                                                FOR THE PERIOD       FOR THE PERIOD     FOR THE PERIOD
                                                 10/10/2007*-         10/11/2007*-        9/11/2007*-
                                                   6/30/2008            6/30/2008          6/30/2008
                                              ------------------   ------------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..............      $   445,409          $   380,161       $  4,055,088
  Net realized gain (loss) on investments
     and foreign currency transactions......          (13,270)             (10,316)            40,458
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions..........         (222,538)            (225,240)        (3,281,009)
                                                  -----------          -----------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..............          209,601              144,605            814,537
                                                  -----------          -----------       ------------
  Net equalization credits and charges......           13,374                   --            275,770
                                                  -----------          -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................         (397,711)            (336,056)        (3,509,293)
  Net realized gains........................               --                   --                 --
                                                  -----------          -----------       ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS.......         (397,711)            (336,056)        (3,509,293)
                                                  -----------          -----------       ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares......       17,579,534           13,177,140        307,365,510
  Net proceeds from the reinvestment of
     shares issued..........................               --                   65              9,312
  Cost of shares redeemed...................               --                   --        (48,306,353)
  Net income equalization...................          (13,374)                  --           (275,770)
  Other capital (Note 4)....................              750                   --             30,750
                                                  -----------          -----------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
     BENEFICIAL INTEREST TRANSACTIONS.......       17,566,910           13,177,205        258,823,449
                                                  -----------          -----------       ------------
  Net increase (decrease) in net assets
     during the period......................       17,392,174           12,985,754        256,404,463
  Net assets at beginning of period.........               --                   --                 --
                                                  -----------          -----------       ------------
NET ASSETS END OF PERIOD (1)................      $17,392,174          $12,985,754       $256,404,463
                                                  ===========          ===========       ============
SHARES OF BENEFICIAL INTEREST:
  Shares sold...............................          800,000              600,000         14,000,000
  Shares issued to shareholders from
     reinvestment of distributions..........               --                    3                423
  Shares redeemed...........................               --                   --         (2,200,000)
                                                  -----------          -----------       ------------
  NET INCREASE (DECREASE)...................          800,000              600,003         11,800,423
                                                  ===========          ===========       ============
(1) Including undistributed (distribution in
  excess of) net investment income..........      $    46,968          $    44,105       $    545,522
                                                  ===========          ===========       ============




* Commencement of operations



See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                                                                                       SPDR DB
               SPDR LEHMAN                SPDR LEHMAN         SPDR LEHMAN     INTERNATIONAL GOVERNMENT
                AGGREGATE                INTERNATIONAL        HIGH YIELD         INFLATION-PROTECTED
                BOND ETF               TREASURY BOND ETF       BOND ETF               BOND ETF
     ------------------------------    -----------------    --------------    ------------------------
        FOR THE      FOR THE PERIOD      FOR THE PERIOD     FOR THE PERIOD         FOR THE PERIOD
      YEAR ENDED       5/23/2007*-        10/2/2007*-        11/28/2007*-            3/13/2008*-
       6/30/2008        6/30/2007          6/30/2008           6/30/2008              6/30/2008
     ------------    --------------    -----------------    --------------    ------------------------


     $  2,394,805      $    47,815       $   9,734,528       $ 10,525,285           $  1,831,653

          185,128           (3,459)         (4,952,845)          (960,873)              (479,527)

       (1,315,261)         (97,823)          2,614,348        (12,534,315)               786,844
     ------------      -----------       -------------       ------------           ------------

        1,264,672          (53,467)          7,396,031         (2,969,903)             2,138,970
     ------------      -----------       -------------       ------------           ------------
          302,261               --             852,840          1,668,124                144,555
     ------------      -----------       -------------       ------------           ------------

       (2,317,464)              --          (8,816,601)        (9,010,627)            (1,166,932)
               --               --                  --                 --                     --
     ------------      -----------       -------------       ------------           ------------
       (2,317,464)              --          (8,816,601)        (9,010,627)            (1,166,932)
     ------------      -----------       -------------       ------------           ------------


      107,513,855       10,472,240         905,984,795        406,287,555            205,369,849
               53               --                 109                 --                    119
               --               --        (143,799,720)                --                     --
         (302,261)              --            (852,840)        (1,668,124)              (144,555)
               --               --             225,000             39,000                 72,000
     ------------      -----------       -------------       ------------           ------------

      107,211,647       10,472,240         761,557,344        404,658,431            205,297,413
     ------------      -----------       -------------       ------------           ------------
      106,461,116       10,418,773         760,989,614        394,346,025            206,414,006
       10,418,773               --                  --                 --                     --
     ------------      -----------       -------------       ------------           ------------
     $116,879,889      $10,418,773       $ 760,989,614       $394,346,025           $206,414,006
     ============      ===========       =============       ============           ============

        2,000,000          200,000          16,400,000          9,000,000              3,400,000

                1               --                   2                 --                      2
               --               --          (2,600,000)                --                     --
     ------------      -----------       -------------       ------------           ------------
        2,000,001          200,000          13,800,002          9,000,000              3,400,002
     ============      ===========       =============       ============           ============

     $    129,100      $    47,815       $    (580,513)      $  1,517,421           $    190,584
     ============      ===========       =============       ============           ============


SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------


                                                                                                                         SPDR
                                                                                                                        LEHMAN
                                                  SPDR LEHMAN             SPDR LEHMAN             SPDR LEHMAN          LONG TERM
                                                   1-3 MONTH              SHORT TERM           INTERMEDIATE TERM       TREASURY
                                                  T-BILL ETF          MUNICIPAL BOND ETF         TREASURY ETF             ETF
                                          --------------------------  ------------------  --------------------------  ----------
                                            FOR THE   FOR THE PERIOD    FOR THE PERIOD      FOR THE   FOR THE PERIOD    FOR THE
                                          YEAR ENDED    5/25/2007*-      10/10/2007*-     YEAR ENDED    5/23/2007*-   YEAR ENDED
                                           6/30/2008     6/30/2007         6/30/2008       6/30/2008     6/30/2007     6/30/2008
                                          ----------  --------------  ------------------  ----------  --------------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD....   $  45.96       $ 45.74          $  22.53         $ 52.56       $ 52.57       $ 49.67
                                           --------       -------          --------         -------       -------       -------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)............       1.32          0.20              0.45            2.06          0.22          2.47

Net realized and unrealized gain
  (loss)(1).............................       0.03          0.02              0.19            2.81         (0.23)         3.72
                                           --------       -------          --------         -------       -------       -------

Total from investment operations........       1.35          0.22              0.64            4.87         (0.01)         6.19
                                           --------       -------          --------         -------       -------       -------

Net equalization credits and charges
  (6)...................................       0.09            --              0.06            0.17            --         (0.01)
                                           --------       -------          --------         -------       -------       -------

Other capital (6).......................         --            --              0.01              --            --            --
                                           --------       -------          --------         -------       -------       -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income...................      (1.52)           --             (0.42)          (2.24)           --         (2.45)

Net realized gains......................         --            --                --           (0.04)           --         (0.01)
                                           --------       -------          --------         -------       -------       -------

Total distributions.....................      (1.52)           --             (0.42)          (2.28)           --         (2.46)
                                           --------       -------          --------         -------       -------       -------

NET ASSET VALUE, END OF PERIOD..........   $  45.88       $ 45.96          $  22.82         $ 55.32       $ 52.56       $ 53.39
                                           ========       =======          ========         =======       =======       =======

TOTAL RETURN (2)........................       3.18%         0.48%             3.16%           9.73%        (0.02)%       12.62%

Net assets, end of period (in 000's)....   $284,435       $36,766          $123,225         $44,261       $10,513       $10,678

Ratio of expenses to average net
  assets................................       0.14%         0.14%(3)          0.20%(3)        0.14%         0.14%(3)      0.14%

Ratio of expenses to average net assets
  before waivers........................         --            --                --              --            --            --

Ratio of net investment income (loss) to
  average net assets....................       2.72%         4.49%(3)          2.66%(3)        3.51%         4.13%(3)      4.58%

Portfolio turnover rate (4).............        583%            2%                2%             36%            7%           11%
                                            SPDR LEHMAN
                                             LONG TERM
                                           TREASURY ETF
                                          --------------
                                          FOR THE PERIOD
                                            5/23/2007*-
                                             6/30/2007
                                          --------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $50.12
                                              ------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)............        0.22

Net realized and unrealized gain
  (loss)(1).............................       (0.67)
                                              ------

Total from investment operations........       (0.45)
                                              ------

Net equalization credits and charges
  (6)...................................          --
                                              ------

Other capital (6).......................          --
                                              ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income...................          --

Net realized gains......................          --
                                              ------

Total distributions.....................          --
                                              ------

NET ASSET VALUE, END OF PERIOD..........      $49.67
                                              ======

TOTAL RETURN (2)........................       (0.90)%

Net assets, end of period (in 000's)....      $9,934

Ratio of expenses to average net
  assets................................        0.14%(3)

Ratio of expenses to average net assets
  before waivers........................          --

Ratio of net investment income (loss) to
  average net assets....................        4.29%(3)

Portfolio turnover rate (4).............           4%



 *   Commencement of operations


(1) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(2) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(3) Annualized

(4) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.

(5) Amount is less than $0.005 per share.

(6) Per share numbers have been calculated using the average shares method.



See accompanying notes to financial statements.

--------------------------------------------------------------------------------


                SPDR BARCLAYS               SPDR LEHMAN           SPDR LEHMAN         SPDR LEHMAN              SPDR LEHMAN
                   CAPITAL                  CALIFORNIA             NEW YORK            MUNICIPAL                AGGREGATE
                  TIPS ETF              MUNICIPAL BOND ETF    MUNICIPAL BOND ETF       BOND ETF                 BOND ETF
        ----------------------------    ------------------    ------------------    --------------    ----------------------------
          FOR THE     FOR THE PERIOD      FOR THE PERIOD        FOR THE PERIOD      FOR THE PERIOD      FOR THE     FOR THE PERIOD
        YEAR ENDED      5/25/2007*-        10/10/2007*-          10/11/2007*-         9/11/2007*-     YEAR ENDED      5/23/2007*-
         6/30/2008       6/30/2007           6/30/2008             6/30/2008           6/30/2008       6/30/2008       6/30/2007
        ----------    --------------    ------------------    ------------------    --------------    ----------    --------------
          $ 47.88         $ 48.01             $ 22.18               $ 21.96            $  22.16        $  52.09         $ 52.36
          -------         -------             -------               -------            --------        --------         -------


             2.86            0.41                0.62                  0.63                0.64            2.44            0.24

             4.24           (0.57)              (0.52)                (0.39)              (0.53)           0.91           (0.51)
          -------         -------             -------               -------            --------        --------         -------

             7.10           (0.16)               0.10                  0.24                0.11            3.35           (0.27)
          -------         -------             -------               -------            --------        --------         -------

            (0.12)           0.03                0.02                    --                0.05            0.31              --
          -------         -------             -------               -------            --------        --------         -------

               --              --                0.00(5)                 --                0.00(5)           --              --
          -------         -------             -------               -------            --------        --------         -------


            (2.86)             --               (0.56)                (0.56)              (0.59)          (2.62)             --

               --              --                  --                    --                  --              --              --
          -------         -------             -------               -------            --------        --------         -------

            (2.86)             --               (0.56)                (0.56)              (0.59)          (2.62)             --
          -------         -------             -------               -------            --------        --------         -------

          $ 52.00         $ 47.88             $ 21.74               $ 21.64            $  21.73        $  53.13         $ 52.09
          =======         =======             =======               =======            ========        ========         =======

            14.96%          (0.27)%              0.54%                 1.08%               0.73%           7.13%          (0.52)%

          $93,602         $57,457             $17,392               $12,986            $256,404        $116,880         $10,419

             0.19%           0.19%(3)            0.20%(3)              0.20%(3)            0.20%(3)        0.13%           0.13%(3)

               --              --                  --                    --                0.30%(3)        0.19%           0.19%(3)

             6.49%          10.23%(3)            4.04%(3)              4.02%(3)            3.79%(3)        4.13%           4.42%(3)

               16%              0%                 17%                   32%                  0%            151%             17%
           SPDR LEHMAN         SPDR LEHMAN                SPDR DB
          INTERNATIONAL        HIGH YIELD        INTERNATIONAL GOVERNMENT
        TREASURY BOND ETF       BOND ETF       INFLATION-PROTECTED BOND ETF
        -----------------    --------------    ----------------------------
          FOR THE PERIOD     FOR THE PERIOD           FOR THE PERIOD
           10/2/2007*-        11/28/2007*-              3/13/2008*-
            6/30/2008           6/30/2008                6/30/2008
        -----------------    --------------    ----------------------------
             $  51.55           $  47.29                 $  61.85
             --------           --------                 --------


                 0.97               2.19                     0.73

                 3.49              (4.04)                   (1.35)
             --------           --------                 --------

                 4.46              (1.85)                   (0.62)
             --------           --------                 --------

                 0.11               0.39                     0.10
             --------           --------                 --------

                 0.03               0.01                     0.05
             --------           --------                 --------


                (1.01)             (2.02)                   (0.67)

                   --                 --                       --
             --------           --------                 --------

                (1.01)             (2.02)                   (0.67)
             --------           --------                 --------

             $  55.14           $  43.82                 $  60.71
             ========           ========                 ========

                 8.95%             (3.10)%                  (0.73)%

             $760,990           $394,346                 $206,414

                 0.50%(3)           0.40%(3)                 0.50%(3)

                   --                 --                       --

                 3.03%(3)           9.43%(3)                 6.89%(3)

                   54%                19%                       2%

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008

--------------------------------------------------------------------------------

1.  ORGANIZATION

The SPDR Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended ("1940 Act"), is an open-end investment management company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2008, the Trust offered thirty-eight (38) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a "Fund", collectively as the "Funds"). The financial statements herein relate to the following twelve (12) Funds: SPDR Lehman 1-3 Month T-Bill ETF, SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman Intermediate Term Treasury ETF, SPDR Lehman Long Term Treasury ETF, SPDR Barclays Capital TIPS ETF, SPDR Lehman California Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF, SPDR Lehman Municipal Bond ETF, SPDR Lehman Aggregate Bond ETF, SPDR Lehman International Treasury Bond ETF, SPDR Lehman High Yield Bond ETF, and SPDR DB International Government Inflation-Protected Bond ETF. Each Fund operates as a non-diversified investment company. The investment objective of each Fund is to replicate as closely as possible, before expenses and fees, the price and yield performance of a specified market index. The other twenty-six
(26) Funds are included in a separate Annual Report.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in future financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

The value of each Fund's portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. U.S. fixed income securities may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of the security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME

Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

EXPENSES

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees fees and other expenses which cannot be attributed to a Fund are allocated in such a manner as deemed equitable, taking into consideration the relative net assets of the Funds.

EQUALIZATION

The Funds follow the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including dividends) are recorded net of foreign tax holdings.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency on the statement of operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of misappropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and U.S. government securities.

FORWARD FOREIGN CURRENCY CONTRACTS

The SPDR Lehman International Treasury Bond ETF and the SPDR DB International Government Inflation-Protected Bond ETF may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


MORTGAGE DOLLAR ROLLS

The SPDR Lehman Aggregate Bond ETF may enter into mortgage dollar roll transactions with respect to mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities on a fixed date.

The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase.

The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs. The SPDR Lehman Aggregate Bond ETF's use of to-be-announced ("TBA") mortgage dollar rolls may cause the Fund to experience higher transaction costs.

WHEN ISSUED/DELAYED DELIVERY SECURITIES

The Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

INFLATION-INDEXED INSTRUMENTS

The SPDR Barclays Capital TIPS ETF and SPDR DB International Government Inflation-Protected Bond ETF may invest almost exclusively in inflation-indexed instruments which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders monthly. Investors will receive their inflation-adjusted principal at maturity.

FEDERAL INCOME TAX

The Funds have qualified and intend to continue to qualify for and elect treatment as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales.

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


For the year ended June 30, 2008, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

                                                                           NET GAIN (LOSS)
                                                                            RECLASSIFIED
                                                                         TO PAID IN CAPITAL
                                                                         ------------------
SPDR Lehman 1-3 Month T-Bill ETF.......................................       $ 59,347
SPDR Lehman Short Term Municipal Bond ETF..............................             --
SPDR Lehman Intermediate Term Treasury ETF.............................        678,427
SPDR Lehman Long Term Treasury ETF.....................................        289,699
SPDR Barclays Capital TIPS ETF.........................................        556,056
SPDR Lehman California Municipal Bond ETF..............................             --
SPDR Lehman New York Municipal Bond ETF................................             --
SPDR Lehman Municipal Bond ETF.........................................         40,458
SPDR Lehman Aggregate Bond ETF.........................................             --
SPDR Lehman International Treasury Bond ETF............................             --
SPDR Lehman High Yield Bond ETF........................................             --
SPDR DB International Government Inflation-Protected Bond ETF..........             --


At June 30, 2008, SPDR Barclays Capital TIPS ETF had capital loss caryforwards of $1,158 which may be utilized to offset any net realized capital gains expiring June 30, 2016.

The Funds incurred the following losses during the period November 1, 2007 through June 30, 2008 that are deferred for tax purposes until fiscal 2009:

                                                                          DEFERRED LOSSES
                                                                          ---------------
SPDR Lehman 1-3 Month T-Bill ETF........................................     $      --
SPDR Lehman Short Term Municipal Bond ETF...............................        (6,397)
SPDR Lehman Intermediate Term Treasury ETF..............................            --
SPDR Lehman Long Term Treasury ETF......................................            --
SPDR Barclays Capital TIPS ETF..........................................       (17,520)
SPDR Lehman California Municipal Bond ETF...............................       (13,234)
SPDR Lehman New York Municipal Bond ETF.................................       (10,316)
SPDR Lehman Municipal Bond ETF..........................................            --
SPDR Lehman Aggregate Bond ETF..........................................            --
SPDR Lehman International Treasury Bond ETF.............................      (478,033)
SPDR Lehman High Yield Bond ETF.........................................      (842,413)
SPDR DB International Government Inflation-Protected Bond ETF...........          (296)


For the year ended June 30, 2008, there were no significant differences between book basis and the tax basis character of distributions to shareholders.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


The tax character of distributions paid during the year ended June 30, 2008, was as follows:

                                                            ORDINARY INCOME   TAX EXEMPT INCOME
                                                            ---------------   -----------------
SPDR Lehman 1-3 Month T-Bill ETF..........................     $4,990,990         $       --
SPDR Lehman Short Term Municipal Bond ETF.................             --            893,716
SPDR Lehman Intermediate Term Treasury ETF................        824,240                 --
SPDR Lehman Long Term Treasury ETF........................        777,967                 --
SPDR Barclays Capital TIPS ETF............................      3,165,753                 --
SPDR Lehman California Municipal Bond ETF.................             --            397,711
SPDR Lehman New York Municipal Bond ETF...................             --            336,056
SPDR Lehman Municipal Bond ETF............................             --          3,509,293
SPDR Lehman Aggregate Bond ETF............................      2,317,464                 --
SPDR Lehman International Treasury Bond ETF...............      8,816,601                 --
SPDR Lehman High Yield Bond ETF...........................      9,010,627                 --
SPDR DB International Government Inflation-Protected Bond
  ETF.....................................................      1,166,932                 --


There were no significant differences between book basis and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and the deferral of post-October losses.

As of June 30, 2008 the components of distributable earnings on a tax basis were as follows:

                                             UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                                                ORDINARY       TAX EXEMPT      LONG-TERM      APPRECIATION
                                                 INCOME          INCOME      CAPITAL GAINS   (DEPRECIATION)
                                             -------------   -------------   -------------   --------------
SPDR Lehman 1-3 Month T-Bill ETF...........    $  136,171       $     --         $   --       $      6,533
SPDR Lehman Short Term Municipal Bond ETF..            --        127,646             --           (955,344)
SPDR Lehman Intermediate Term Treasury
  ETF......................................        37,787             --             --           (478,742)
SPDR Lehman Long Term Treasury ETF.........        48,295             --             --             99,922
SPDR Barclays Capital TIPS ETF.............       737,289             --             --          1,059,634
SPDR Lehman California Municipal Bond ETF..            --         46,738             --           (221,614)
SPDR Lehman New York Municipal Bond ETF....            --         43,880             --           (225,015)
SPDR Lehman Municipal Bond ETF.............            --        541,523             --         (3,276,737)
SPDR Lehman Aggregate Bond ETF.............       350,807             --          8,325         (1,461,447)
SPDR Lehman International Treasury Bond
  ETF......................................     1,787,604             --             --         (2,712,267)
SPDR Lehman High Yield Bond ETF............     1,517,421             --             --        (12,652,775)
SPDR DB International Government Inflation-
  Protected Bond ETF.......................       183,415             --             --            788,919


On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.

Each Fund adopted the provisions of FIN 48 on the first day of the Funds' fiscal year. Management evaluated the implications of FIN 48 and determined that the tax positions met "more-likely than not" threshold. There was no impact resulting from the adoption of this Interpretation on the Funds' financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------



Fund's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements.

DISTRIBUTIONS

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders monthly. Each Fund distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

NEW ACCOUNTING PRONOUNCEMENTS

In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As a result, the Trust will adopt SFAS 157 for the fiscal year beginning July 1, 2008. Management is evaluating the application of the Statement to the Trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the Trust's financial statements.

In March, 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact, if any, the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

3.  FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER RELATED PARTY
    TRANSACTIONS

ADVISORY FEE

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the "Adviser"). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund's average daily net assets as shown in the following table:

                                                                   ANNUAL RATE
                                                                   -----------
SPDR Lehman 1-3 Month T-Bill ETF.................................     0.1345%
SPDR Lehman Short Term Municipal Bond ETF........................     0.2000
SPDR Lehman Intermediate Term Treasury ETF.......................     0.1345
SPDR Lehman Long Term Treasury ETF...............................     0.1345
SPDR Barclays Capital TIPS ETF...................................     0.1845
SPDR Lehman California Municipal Bond ETF........................     0.2000
SPDR Lehman New York Municipal Bond ETF..........................     0.2000
SPDR Lehman Municipal Bond ETF...................................     0.3000*
SPDR Lehman Aggregate Bond ETF...................................     0.1845*
SPDR Lehman International Treasury Bond ETF......................     0.5000
SPDR Lehman High Yield Bond ETF..................................     0.4000
SPDR DB International Government Inflation-Protected Bond ETF....     0.5000


* The Adviser has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.2000% and 0.1345% until October 31, 2008 for the SPDR Lehman Municipal Bond ETF and the SPDR Lehman Aggregate Bond ETF, respectively.

The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

State Street Bank and Trust Company ("State Street"), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser. See also Note 4.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------



Portfolio for which SSgA FM serves as the investment adviser. The State Street Navigator Securities Lending Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

For the period January 31, 2008 (inception of lending activities via State Street) through June 30, 2008, State Street earned securities lending agent fees as follows:

                                                                         SECURITIES LENDING
                                                                             AGENT FEES
                                                                         ------------------
SPDR Lehman 1-3 Month T-Bill ETF.......................................        $ 1,247
SPDR Lehman Short Term Municipal Bond ETF..............................             --
SPDR Lehman Intermediate Term Treasury ETF.............................          6,533
SPDR Lehman Long Term Treasury ETF.....................................          3,233
SPDR Barclays Capital TIPS ETF.........................................         10,593
SPDR Lehman California Municipal Bond ETF..............................             --
SPDR Lehman New York Municipal Bond ETF................................             --
SPDR Lehman Municipal Bond ETF.........................................             --
SPDR Lehman Aggregate Bond ETF.........................................          8,111
SPDR Lehman International Treasury Bond ETF............................             --
SPDR Lehman High Yield Bond ETF........................................             --
SPDR DB International Government Inflation-Protected Bond ETF..........             62



DISTRIBUTOR

State Street Global Markets, LLC (the "Distributor"), an affiliate of the Adviser, serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan, pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board of Trustees has determined that no such payments will be made through at least October 31, 2008 and therefore no such payments have been made to the Distributor.

TRUSTEES' FEES

Commencing August 11, 2007, the Trust and SPDR Index Shares Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $60,000 plus $3,000 per in-person meeting attended and $1,000 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $9,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Trustee fees are allocated between the Trust and the SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. Previously, the Trust paid each Independent Trustee an annual fee of $12,000 plus $4,500 per in person meeting attended and $500 for each meeting attended via telephone or video conference.

TRANSACTIONS WITH AFFILIATES

Each Fund may invest in the shares of certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund ("Liquid Reserves Fund") and State Street Institutional Tax Free Money Market Fund ("Tax Free Money Market Fund"), both a series of State Street Institutional Investment Trust. The Liquid Reserves Fund and Tax Free Money Market Fund are both feeder funds in a master/feeder fund structure that invest substantially all of their assets in the State Street Money Market Portfolio and State Street Tax Free Money Market Portfolio, respectively, each a series of State Street Master Funds("Master Portfolio"). The Liquid Reserves Fund and Tax Free Money Market Fund do not pay an investment advisory fee to the Adviser, but the respective Master Portfolio in which they invest pays an investment advisory fee to the Adviser. The Liquid Reserves Fund and Tax Free Money Market Fund intend to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Funds from affiliated money market funds are recorded as interest income on securities of affiliated issuers in the accompanying Statements of Operations.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


SPDR LEHMAN 1-3 MONTH T-BILL ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional
  Liquid Reserves Fund........       19,595             6,239,436            5,931,943           327,088         $11,257
State Street Navigator
  Securities Lending Prime
  Portfolio...................            0            73,495,181                    0        73,495,181         $ 7,098


SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional Tax
  Free Money Market Fund......          0              84,741,557           78,654,988        6,086,569          $52,685


SPDR LEHMAN INTERMEDIATE TERM TREASURY ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional
  Liquid Reserves Fund........        8,305             1,714,548            1,633,093            89,760         $ 2,460
State Street Navigator
  Securities Lending Prime
  Portfolio...................            0            26,796,134           14,158,201        12,637,933         $37,216


SPDR LEHMAN LONG TERM TREASURY ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional
  Liquid Reserves Fund........        1,779             1,755,807            1,757,255              331          $ 2,413
State Street Navigator
  Securities Lending Prime
  Portfolio...................            0            23,246,512           20,231,904        3,014,608          $18,425


SPDR BARCLAYS CAPITAL TIPS ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional
  Liquid Reserves Fund........          0               1,364,343            1,352,083            12,260         $ 3,422
State Street Navigator
  Securities Lending Prime
  Portfolio...................          0              73,482,581           46,835,501        26,647,080         $60,348


SPDR LEHMAN CALIFORNIA MUNICIPAL BOND ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional Tax
  Free Money Market Fund......          0               9,815,932            9,772,230          43,702           $6,778


SPDR LEHMAN NEW YORK MUNICIPAL BOND ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional Tax
  Free Money Market Fund......          0               8,166,457            7,882,757         283,700           $8,065

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


SPDR LEHMAN MUNICIPAL BOND ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional Tax
  Free Money Market Fund......          0              225,108,638          224,496,068        612,570          $106,700


SPDR LEHMAN AGGREGATE BOND ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional
  Liquid Reserves Fund........       63,744            28,069,924           25,021,296         3,112,372         $38,733
State Street Navigator
  Securities Lending Prime
  Portfolio...................            0            43,749,991           24,643,737        19,106,254         $46,190


SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional
  Liquid Reserves Fund........          0              74,290,521           55,322,297        18,968,224        $202,211


SPDR LEHMAN HIGH YIELD BOND ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional
  Liquid Reserves Fund........          0              220,936,375          214,252,130       6,684,245          $68,951


SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF

                                NUMBER OF SHARES    SHARES PURCHASED        SHARES SOLD       NUMBER OF       INCOME EARNED
                                     HELD AT       FOR THE YEAR ENDED   FOR THE YEAR ENDED   SHARES HELD   FOR THE YEAR ENDED
SECURITY DESCRIPTION                 6/30/07             6/30/08              6/30/08         AT 6/30/08         6/30/08
--------------------            ----------------   ------------------   ------------------   -----------   ------------------
State Street Institutional
  Liquid Reserves Fund........          0              33,161,110           33,110,054           51,056          $15,578
State Street Navigator
  Securities Lending Prime
  Portfolio...................          0               2,367,073              918,005        1,449,068          $   352


4.  SHAREHOLDER TRANSACTIONS

With the exception of the Trust's dividend reinvestment plan, shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 200,000 shares. Such transactions are generally permitted on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date and in the case of SPDR Lehman Aggregate Bond ETF, cash in lieu of TBA positions. Transaction fees at scheduled amounts ranging from $250 to $1,500 per Creation Unit for each Fund regardless of the number of Creation Units that are created or redeemed on the same day, are charged to those institutions creating or redeeming Creation Units. An additional fee of up to three times these amounts may be charged for certain transactions. Transaction fees and interest derived from certain Creation Unit transactions are received by the Trust and/or Custodian and are used to defray related expenses. These fees are shown as other capital on the Statements of Changes in Net Assets.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


5.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at June 30, 2008 were as follows:

                                                                     GROSS          GROSS      NET UNREALIZED
                                                   IDENTIFIED     UNREALIZED     UNREALIZED     APPRECIATION
                                                      COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                                  ------------   ------------   ------------   --------------
SPDR Lehman 1-3 Month T-Bill ETF...............   $357,938,597    $   16,591     $    10,058    $      6,533
SPDR Lehman Short Term Municipal Bond ETF......    123,615,124       198,312       1,153,656        (955,344)
SPDR Lehman Intermediate Term Treasury ETF.....     56,968,317         3,827         482,569        (478,742)
SPDR Lehman Long Term Treasury ETF.............     13,423,618       109,709           9,787          99,922
SPDR Barclays Capital TIPS ETF.................    118,406,316     1,330,336         270,702       1,059,634
SPDR Lehman California Municipal Bond ETF......     17,359,504        86,741         308,355        (221,614)
SPDR Lehman New York Municipal Bond ETF........     13,087,157        25,888         250,903        (225,015)
SPDR Lehman Municipal Bond ETF.................    256,570,274       684,359       3,961,096      (3,276,737)
SPDR Lehman Aggregate Bond ETF.................    182,443,577       167,935       1,629,382      (1,461,447)
SPDR Lehman International Treasury Bond ETF....    748,511,965     3,432,335       6,570,548      (3,138,213)
SPDR Lehman High Yield Bond ETF................    394,586,575     1,868,756      14,521,531     (12,652,775)
SPDR DB International Government Inflation-
  Protected Bond ETF...........................    203,868,719     2,232,546       1,458,658         773,888



6.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2008, the Trust had in-kind contributions and in-kind redemptions as follows:

                                                                  CONTRIBUTIONS    REDEMPTIONS
                                                                  -------------   ------------
SPDR Lehman 1-3 Month T-Bill ETF................................   $348,001,574   $100,783,627
SPDR Lehman Short Term Municipal Bond ETF.......................             --             --
SPDR Lehman Intermediate Term Treasury ETF......................     44,095,694     11,143,517
SPDR Lehman Long Term Treasury ETF..............................     10,432,356     10,195,440
SPDR Barclays Capital TIPS ETF..................................     81,860,376     48,212,000
SPDR Lehman California Municipal Bond ETF.......................             --             --
SPDR Lehman New York Municipal Bond ETF.........................             --             --
SPDR Lehman Municipal Bond ETF..................................      4,129,460     47,479,270
SPDR Lehman Aggregate Bond ETF..................................     56,956,448             --
SPDR Lehman International Treasury Bond ETF.....................             --             --
SPDR Lehman High Yield Bond ETF.................................             --             --
SPDR DB International Government Inflation-Protected Bond ETF...             --             --


The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes. The table represents the accumulation of the Funds' daily net shareholder transactions while the Statements of Changes reflect gross shareholder transactions including any cash component of the transactions.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008

--------------------------------------------------------------------------------


For the year ended June 30, 2008, the Trust had purchases and sales of investment securities (excluding short-term securities - with the exception of short term U.S. Treasury Bills in the case of SPDR Lehman 1-3 Month T-Bill ETF), as follows:

                                              U.S. GOVERNMENT OBLIGATIONS           OTHER SECURITIES
                                            -------------------------------   ---------------------------
                                               PURCHASES          SALES         PURCHASES        SALES
                                            --------------   --------------   ------------   ------------
SPDR Lehman 1-3 Month T-Bill ETF..........  $1,040,494,692   $1,045,680,764   $         --   $         --
SPDR Lehman Short Term Municipal Bond
  ETF.....................................              --               --    119,163,076      1,054,720
SPDR Lehman Intermediate Term Treasury
  ETF.....................................       8,856,935        8,551,026             --             --
SPDR Lehman Long Term Treasury ETF........       1,807,098        1,735,368             --             --
SPDR Barclays Capital TIPS ETF............       8,683,529       10,844,903             --             --
SPDR Lehman California Municipal Bond
  ETF.....................................              --               --     19,966,451      2,616,215
SPDR Lehman New York Municipal Bond ETF...              --               --     16,856,469      4,000,645
SPDR Lehman Municipal Bond ETF............              --               --    299,799,668             --
SPDR Lehman Aggregate Bond ETF............      84,793,849       80,365,733      6,542,279      3,283,870
SPDR Lehman International Treasury Bond
  ETF.....................................              --               --    977,537,370    246,892,813
SPDR Lehman High Yield Bond ETF...........              --               --    424,860,897     37,018,004
SPDR DB International Government
  Inflation-Protected Bond ETF............              --               --    202,520,573      1,377,465


7.  CONCENTRATION OF RISK

The Funds' assets may be concentrated in a particular state or geographic area, or in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry, group of industries or type of investment, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of investment.

8.  SECURITIES LENDING

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2008 and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds' Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

SPDR SERIES TRUST
REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
JUNE 30, 2008

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of SPDR(R) Series Trust

We have audited the accompanying statements of assets and liabilities of SPDR(R) Lehman 1-3 Month T-Bill ETF, SPDR(R) Lehman Short Term Municipal Bond ETF, SPDR(R) Lehman Intermediate Term Treasury ETF, SPDR(R) Lehman Long Term Treasury ETF, SPDR(R) Barclays Capital TIPS ETF, SPDR(R) Lehman California Municipal Bond ETF, SPDR(R) Lehman New York Municipal Bond ETF, SPDR(R) Lehman Municipal Bond ETF, SPDR(R) Lehman Aggregate Bond ETF, SPDR(R) Lehman International Treasury Bond ETF, SPDR(R) Lehman High Yield Bond ETF and SPDR(R) DB International Government Inflation-Protected Bond ETF, twelve of the portfolios (collectively, the "Funds") comprising SPDR(R) Series Trust, including the schedules of investments, as of June 30, 2008, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of SPDR(R) Series Trust at June 30, 2008, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                             /s/ ERNST YOUNG LLP

Boston, Massachusetts
August 15, 2008

SPDR SERIES TRUST
OTHER INFORMATION
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV AS OF JUNE 30, 2008

The following charts are provided to show the frequency at which the daily market price on the American Stock Exchange ("Exchange"), the secondary market for shares of each Fund, was at a discount or premium to such Fund's daily net asset value ("NAV"). The market price of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time that the Fund's NAV is calculated (referred to as the "Bid/Offer Midpoint"). Each Fund's Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

SPDR LEHMAN 1-3 MONTH T-BILL ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/08                            0         0          0         0         0          0



SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (10/15/07)
  through 6/30/08                           15         0          0         0         1          0



SPDR LEHMAN INTERMEDIATE TERM TREASURY ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/08                            9         0          0         3         0          1



SPDR LEHMAN LONG TERM TREASURY ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/08                            5         0          0         3         0          0

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


SPDR BARCLAYS CAPITAL TIPS ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/08                           19         2          0         1         0          0



SPDR LEHMAN CALIFORNIA MUNICIPAL BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (10/15/07)
  through 6/30/08                           34         18         9        18         6          0



SPDR LEHMAN NEW YORK MUNICIPAL BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (10/15/07)
  through 6/30/08                           50         33         8         4         1          0



SPDR LEHMAN MUNICIPAL BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (9/13/07)
  through 6/30/08                           42         1          1         3         1          0



SPDR LEHMAN AGGREGATE BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (5/30/07)
  through 6/30/08                           41         0          1         0         0          0



SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (10/5/07)
  through 6/30/08                           37         6          0         3         0          0

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


SPDR LEHMAN HGH YIELD BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (12/04/07)
  through 6/30/08                           31         41        11         4         0          1



SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
FREQUENCY DISTRIBUTION OF DISCOUNT AND PREMIUMS
BID/OFFER MIDPOINT VS. NAV

                                            BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                                      NAV                            NAV
                                          ---------------------------    ---------------------------
                                           50-99    100-199      200      50-99    100-199      200
                                           BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                          POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                          ------    -------    ------    ------    -------    ------
Commencement of Trading (3/19/08)
  through 6/30/08                           23         29         3         0         0          0



SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and trustee fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at January 1, 2008 and held for the six months ended June 30, 2008.

ACTUAL EXPENSES

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period.

Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees at scheduled amounts ranging from $250 to $1,500 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell Fund shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees on brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                                          BEGINNING         ENDING       EXPENSES PAID
                                                        ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD**
ACTUAL                                                      1/1/08         6/30/08       1/1/08-6/30/08
------                                                  -------------   -------------   ---------------
SPDR Lehman 1-3 Month T-Bill ETF......................      $1,000        $1,010.40          $0.70
SPDR Lehman Short Term Municipal Bond ETF.............       1,000         1,015.20           1.00
SPDR Lehman Intermediate Term Treasury ETF............       1,000         1,024.20           0.70
SPDR Lehman Long Term Treasury ETF....................       1,000         1,017.30           0.70
SPDR Barclays Capital TIPS ETF........................       1,000         1,047.90           0.97
SPDR Lehman California Municipal Bond ETF.............       1,000           992.60           0.99
SPDR Lehman New York Municipal Bond ETF...............       1,000           999.30           0.99
SPDR Lehman Municipal Bond ETF........................       1,000           995.40           0.99
SPDR Lehman Aggregate Bond ETF........................       1,000         1,011.10           0.65
SPDR Lehman International Treasury Bond ETF...........       1,000         1,050.90           2.55
SPDR Lehman High Yield Bond ETF.......................       1,000           965.70           1.95



                                                         BEGINNING         ENDING        EXPENSES PAID
                                                       ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD**
ACTUAL                                                    3/13/08*        6/30/08      3/13/08*-6/30/08
------                                                 -------------   -------------   ----------------
SPDR DB International Government Inflation-Protected
  Bond ETF...........................................      $1,000         $992.70            $1.50


* Commencement of operations.

** Expenses are equal to the Funds' annualized net expense ratios of 0.14%, 0.20%, 0.14%, 0.14%, 0.19%, 0.20%, 0.20%, 0.20%, 0.13%, 0.50%, 0.40%, and 0.50%,
respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (or since commencement of operations), then divided by 366.

                                                          BEGINNING         ENDING        EXPENSES PAID
                                                        ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD***
HYPOTHETICAL                                                1/1/08         6/30/08       1/1/08-6/30/08
------------                                            -------------   -------------   ----------------
SPDR Lehman 1-3 Month T-Bill ETF......................      $1,000        $1,024.17           $0.70
SPDR Lehman Short Term Municipal Bond ETF.............       1,000         1,023.87            1.01
SPDR Lehman Intermediate Term Treasury ETF............       1,000         1,024.17            0.70
SPDR Lehman Long Term Treasury ETF....................       1,000         1,024.17            0.70
SPDR Barclays Capital TIPS ETF........................       1,000         1,023.92            0.96
SPDR Lehman California Municipal Bond ETF.............       1,000         1,023.87            1.01
SPDR Lehman New York Municipal Bond ETF...............       1,000         1,023.87            1.01
SPDR Lehman Municipal Bond ETF........................       1,000         1,023.87            1.01
SPDR Lehman Aggregate Bond ETF........................       1,000         1,024.22            0.65
SPDR Lehman International Treasury Bond ETF...........       1,000         1,022.38            2.51
SPDR Lehman High Yield Bond ETF.......................       1,000         1,022.87            2.01
SPDR DB International Government Inflation-Protected
  Bond ETF............................................       1,000         1,022.38            2.51


*** Expenses (hypothetical expenses if the Fund had been in existence from 1/1/08) are equal to the Funds' net annualized expense ratios of 0.14%, 0.20%, 0.14%, 0.14%, 0.19%, 0.20%, 0.20%, 0.20%, 0.13%, 0.50%, 0.40%, and 0.50%,
respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

TAX INFORMATION

Long Term capital gains dividends were paid from the following Funds during the year ended June 30, 2008:

                                                                               AMOUNT
                                                                               ------
SPDR Lehman Long Term Treasury ETF...........................................  $8,713

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


The percentage of distributions paid by the Funds that are exempt-interest distributions are as follows:

                                                                               PERCENT
                                                                               -------
SPDR Lehman Short Term Municipal Bond ETF....................................    100%
SPDR Lehman California Municipal Bond ETF....................................    100%
SPDR Lehman New York Municipal Bond ETF......................................    100%
SPDR Lehman Municipal Bond ETF...............................................    100%


FOREIGN TAX CREDIT

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended June 30, 2008, the total amount of foreign taxes that will be passed through are:

                                                                               AMOUNT
                                                                              -------
SPDR Lehman International Treasury Bond ETF.................................  $41,505
SPDR DB International Government Inflation-Protected Bond ETF...............    2,266


Amount of foreign source income earned on the following Funds during the year ended June 30, 2008.

                                                                               AMOUNT
                                                                            -----------
SPDR Lehman International Treasury Bond ETF...............................  $11,215,018
SPDR DB International Government Inflation-Protected Bond ETF.............    1,982,336


PROXY VOTING POLICIES AND PROCEDURES AND RECORD

A description of the Trust's proxy voting policies and procedures that are used by the Funds' investment adviser to vote proxies relating to the Funds' portfolio of securities are available (i) without charge, upon request, by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov. Information regarding how the investment adviser voted proxies for the prior 12 months ended June 30 is available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Funds' website at www.spdretfs.com.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, DC. Information on Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free), and on the Funds' website at www.spdretfs.com.

APPROVAL OF ADVISORY AGREEMENT

At an in-person meeting held on November 28, 2007, the Board evaluated a proposal to approve the Investment Advisory Agreement (the "Agreement") with respect to SPDR DB International Government Inflation-Protected Bond ETF, a new fund of the Trust (the "New ETF"), which commenced operations during the most recent fiscal half-year period covered by this Annual Report. The Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees") also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by the Adviser and on other materials provided by State Street Bank and Trust Company, the Trust's Administrator, Transfer Agent and Custodian ("State Street"). In deciding whether to approve the Agreement, the Board considered various factors, including (i) the nature, extent and quality of services to be provided by the Adviser with respect to the New ETF under the Agreement, (ii) costs to the Adviser of its services, and (iii) the extent to which economies of scale would be realized if and as the New ETF grows and whether the fee in the Agreement reflects these economies of scale.

SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


The Board considered the nature, extent and quality of services to be provided by the Adviser. In doing so, they relied on their prior experience with the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser's anticipated responsibilities for managing investment operations of the New ETF, in accordance with the New ETF's investment objective and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the New ETF, as an exchange-traded fund ("ETF"), and the experience and expertise of the Adviser with ETFs. The Board considered the background and experience of the Adviser's senior management, including those individuals responsible for portfolio management and compliance of the New ETF. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing the New ETF's compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser's best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser's general knowledge of the investment business and that of its affiliates which make up State Street Global Advisers, with which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world's largest investment management enterprises for indexed products generally and ETFs in particular. The Board also considered the Adviser's experience in managing fixed income ETFs. The Board then determined that the nature, extent and quality of services anticipated to be provided by the Adviser to the Trust were necessary and appropriate.

The Board considered whether the Adviser benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust's brokerage transactions. The Board concluded that, to the extent that the Adviser derives other benefits from its relationship with the Trust, those benefits are not so significant as to cause the Adviser's fees with respect to the New ETF to be excessive.

The Board determined that the Adviser is likely to realize economies of scale in managing the New ETF as assets grow in size. The Board further determined that such economies of scale are shared with the New ETF by way of the relatively low advisory fee and unitary fee structure of the Trust, although the Board intends to continue to monitor fees as the New ETF grows in size and assess whether fee breakpoints may be warranted.

The Board evaluated the New ETF's unitary fee through review of comparative information with respect to fees paid by similar funds -- i.e., ETFs tracking fixed income indexes. The Board reviewed the universe of similar ETFs for the New ETF based upon data from Lipper Analytical Services and related comparative information for similar ETFs. The Board also reviewed the estimated expense ratio of the New ETF. The Board used a fund by fund analysis of the data. The Board concluded, based on the information presented, that the New ETF's fees were fair and reasonable in light of those of its direct competitors.

The Board's conclusions in approving the Agreement, including the Independent Trustees voting separately, were as follows: (a) the nature and extent of the services expected to be provided by the Adviser with respect to the New ETF were appropriate; (b) the Adviser's fee for the New ETF and the unitary fee, considered in relation to services expected to be provided, were fair and reasonable; (c) any additional benefits to the Adviser were not of a magnitude materially to affect the Board's conclusions; and (d) fees expected to be paid to the Adviser were expected to share economies of scale with respect to the New ETF by way of the relatively low fee structure of the Trust.

SPDR SERIES TRUST
OTHER INFORMATION
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST


                                                                             NUMBER
                                                                               OF
                                                    TERM OF                  PORTFO-
                                                    OFFICE                    LIOS
                                                      AND      PRINCIPAL     IN FUND      OTHER
                                          POSI-     LENGTH      OCCUPA-      COMPLEX    DIRECTOR-
                                         TION(S)      OF        TION(S)     OVERSEEN      SHIPS
NAME, ADDRESS                             WITH       TIME     DURING PAST      BY        HELD BY
AND DATE OF BIRTH                         FUNDS     SERVED      5 YEARS      TRUSTEE     TRUSTEE
-----------------                       --------   --------   -----------   --------   -----------
TRUSTEES
INDEPENDENT TRUSTEES


DAVID M. KELLY                          Indepen-   Unlim-     Retired.         81      Chicago
  c/o SPDR Series Trust                 dent       ited                                Stock
  State Street Financial Center         Trustee    Elected:                            Exchange
  One Lincoln Street                               July                                (Public
  Boston, MA 02111-2900                            2004                                Governor/
  10/10/38                                                                             Director);
                                                                                       Penson
                                                                                       Worldwide
                                                                                       Inc.
                                                                                       (Director);
                                                                                       Custodial
                                                                                       Trust Co.
                                                                                       (Director);
                                                                                       SPDR  Index
                                                                                       Shares
                                                                                       Funds
                                                                                       (Trustee).

FRANK NESVET                            Indepen-   Unlim-     Chief            81      SPDR Index
  c/o SPDR Series Trust                 dent       ited       Executive                Shares
  State Street Financial Center         Trustee,   Elected:   Officer,                 Funds
  One Lincoln Street                    Chairman   July       Libra                    (Trustee).
  Boston, MA 02111-2900                            2004       Group, Inc.
  9/24/43                                                     (1998-
                                                              present)(a
                                                              financial
                                                              services
                                                              consulting
                                                              company).

HELEN F. PETERS                         Indepen-   Unlim-     Professor        81      Federal
  c/o SPDR Series Trust                 dent       ited       of Finance,              Home Loan
  State Street Financial Center         Trustee    Elected:   Carroll                  Bank of
  One Lincoln Street                               July       School of                Boston
  Boston, MA 02111-2900                            2004       Management,              (Director);
  3/22/48                                                     Boston                   BJ's
                                                              College                  Wholesale
                                                              (2003-                   Clubs
                                                              present);                (Director);
                                                              Dean,                    SPDR Index
                                                              Boston                   Shares
                                                              College                  Funds
                                                              (August                  (Trustee).
                                                              2000-2003).

INTERESTED TRUSTEE

JAMES E. ROSS*                          Inter-     Unlim-     President,       104     SPDR Index
  SSgA Funds Management, Inc.           ested      ited       SSgA Funds               Shares
  State Street Financial Center         Trustee,   Elected    Management,              Funds
  One Lincoln Street                    Presi-     Trustee:   Inc. (2005-              (Trustee);
  Boston, MA 02111                      dent       November   present);                Select
  6/24/65                                          2005,      Principal,               Sector SPDR
                                                   Elected    SSgA Funds               Trust
                                                   Presi-     Management,              (Trustee);
                                                   dent:      Inc. (2001-              State
                                                   May 2005   present);                Street
                                                              Senior                   Master
                                                              Managing                 Funds Trust
                                                              Director,                (Trustee);
                                                              State                    and State
                                                              Street                   Street
                                                              Global                   Institu-
                                                              Advisors                 tional
                                                              (2006-                   Investment
                                                              present);                Trust
                                                              Principal,               (Trustee).
                                                              State
                                                              Street
                                                              Global
                                                              Advisors
                                                              (2000 to
                                                              2006).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.


SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------


                                                                             NUMBER
                                                                               OF
                                                    TERM OF                  PORTFO-
                                                    OFFICE                    LIOS
                                                      AND      PRINCIPAL     IN FUND      OTHER
                                        POSITIO-    LENGTH      OCCUPA-      COMPLEX    DIRECTOR-
                                          N(S)        OF        TION(S)     OVERSEEN      SHIPS
NAME, ADDRESS                             WITH       TIME     DURING PAST      BY        HELD BY
AND DATE OF BIRTH                         FUNDS     SERVED      5 YEARS      TRUSTEE     TRUSTEE
-----------------                       --------   --------   -----------   --------   -----------
OFFICERS
ELLEN M. NEEDHAM                        Vice       Unlim-     Principal,       N/A     N/A
  SSgA Funds Management, Inc.           Presi-     ited       SSgA Funds
  State Street Financial Center         dent       Elected:   Management,
  One Lincoln Street                               March      Inc. (1992-
  Boston, MA 02111                                 2008       present)*;
  1/04/67                                                     Managing
                                                              Director,
                                                              State
                                                              Street
                                                              Global
                                                              Advisors
                                                              (1992 to
                                                              present)*

MICHAEL P. RILEY                        Vice       Unlim-     Principal,       N/A     N/A
  SSgA Funds Management, Inc.           Presi-     ited       State
  State Street Financial Center         dent       Elected:   Street
  One Lincoln Street                               February   Global
  Boston, MA 02111                                 2005       Advisors
  3/22/69                                                     (2005-
                                                              present);
                                                              Assistant
                                                              Vice
                                                              President,
                                                              State
                                                              Street Bank
                                                              and Trust
                                                              Company
                                                              (2000-
                                                              2004).

GARY L. FRENCH                          Trea-      Unlim-     Senior Vice      N/A     N/A
  State Street Bank and Trust Company   surer      ited       President,
  Two Avenue de Lafayette                          Elected:   State
  Boston, MA 02111                                 May        Street Bank
  7/4/51                                           2005       and Trust
                                                              Company
                                                              (2002-
                                                              present).

RYAN M. LOUVAR                          Assis-     Unlim-     Vice             N/A     N/A
  State Street Bank and Trust Company   tant       ited       President
  Two Avenue de Lafayette               Secre-     Elected:   and Senior
  Boston, MA 02111                      tary       October    Counsel,
  2/18/72                                          2006       State
                                                              Street Bank
                                                              and Trust
                                                              Company
                                                              (2005-
                                                              present);
                                                              Counsel,
                                                              BISYS
                                                              Group, Inc.
                                                              (2000-2005)
                                                              (a
                                                              financial
                                                              services
                                                              company).

* Served in various capacities during the noted time period.




SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------


                                                                             NUMBER
                                                                               OF
                                                    TERM OF                  PORTFO-
                                                    OFFICE                    LIOS
                                                      AND      PRINCIPAL     IN FUND      OTHER
                                        POSITIO-    LENGTH      OCCUPA-      COMPLEX    DIRECTOR-
                                          N(S)        OF        TION(S)     OVERSEEN      SHIPS
NAME, ADDRESS                             WITH       TIME     DURING PAST      BY        HELD BY
AND DATE OF BIRTH                         FUNDS     SERVED      5 YEARS      TRUSTEE     TRUSTEE
-----------------                       --------   --------   -----------   --------   -----------
MARK E. TUTTLE                          Assis-     Unlim-     Vice             N/A     N/A
  State Street Bank and Trust Company   tant       ited       President
  Two Avenue de Lafayette               Secre-     Elected:   and
  Boston, MA 02111                      tary       August     Counsel,
  3/25/70                                          2007       State
                                                              Street Bank
                                                              & Trust
                                                              Company
                                                              (2007 -
                                                              present);
                                                              Assistant
                                                              Counsel,
                                                              BISYS
                                                              Group,
                                                              Inc. (2006-
                                                              2007) (a
                                                              financial;
                                                              services
                                                              company)*;
                                                              Compliance
                                                              Manager,
                                                              BISYS
                                                              Group, Inc.
                                                              (2005-
                                                              2006); Sole
                                                              Practitio-
                                                              ner, Mark
                                                              E. Tuttle
                                                              Attorney at
                                                              Law (2004-
                                                              2005)*;
                                                              Paralegal,
                                                              John
                                                              Hancock
                                                              Financial
                                                              Services,
                                                              Inc. (2000-
                                                              2004).

LAURA F. HEALY                          Assis-     Unlim-     Vice             N/A     N/A
  State Street Bank and Trust Company   tant       ited       President,
  Two Avenue de Lafayette               Trea-      Elected:   State
  Boston, MA 02111                      surer      November   Street Bank
  3/20/64                                          2007       and Trust
                                                              Company
                                                              (2002-
                                                              Present).*

CHAD C. HALLETT                         Assis-     Unlim-     Vice             N/A     N/A
  State Street Bank and Trust Company   tant       ited       President,
  Two Avenue de Lafayette               Trea-      Elected:   State
  Boston, MA 02111                      surer      May 2006   Street Bank
  1/28/69                                                     and Trust
                                                              Company
                                                              (2001-
                                                              Present).*

MATTHEW FLAHERTY                        Assis-     Unlim-     Assistant        N/A     N/A
  State Street Bank and Trust Company   tant       ited       Vice
  Two Avenue de Lafayette               Trea-      Elected:   President,
  Boston, MA 02111                      surer      May 2005   State
  2/19/71                                                     Street Bank
                                                              and Trust
                                                              (1994-
                                                              present).*

* Served in various capacities during the noted time period.




SPDR SERIES TRUST
OTHER INFORMATION (CONTINUED)
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------


                                                                             NUMBER
                                                                               OF
                                                    TERM OF                  PORTFO-
                                                    OFFICE                    LIOS
                                                      AND      PRINCIPAL     IN FUND      OTHER
                                        POSITIO-    LENGTH      OCCUPA-      COMPLEX    DIRECTOR-
                                          N(S)        OF        TION(S)     OVERSEEN      SHIPS
NAME, ADDRESS                             WITH       TIME     DURING PAST      BY        HELD BY
AND DATE OF BIRTH                         FUNDS     SERVED      5 YEARS      TRUSTEE     TRUSTEE
-----------------                       --------   --------   -----------   --------   -----------
JULIE B. PIATELLI                       Chief      Unlim-     Principal        N/A     N/A
  SSgA Funds                            Compli-    ited       and Senior
  Management, Inc.                      ance       Elected:   Compliance
  State Street Financial Center         Officer    August     Officer,
  One Lincoln Street                               2007       SSgA Funds
  Boston, MA 02111                                            Management,
  8/5/67                                                      Inc. (2004-
                                                              present);
                                                              Vice
                                                              President,
                                                              State
                                                              Street
                                                              Global
                                                              Advisors
                                                              (2004-
                                                              present);
                                                              Senior
                                                              Manager,
                                                              Pricewater-
                                                              houseCoop-
                                                              ers, LLP
                                                              (1999-2004)



* Served in various capacities during the noted time period.

Additional information regarding the Trustees is available in the Trust's statement of additional information which is available upon request, without charge, by calling 1-866-787-2257 (toll free), and on the Fund's website at www.spdretfs.com.

THE SPDR(R) FAMILY OF EXCHANGE TRADED FUNDS

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. PLEASE CALL 1-866-787-2257 TO OBTAIN A PROSPECTUS FOR ANY SPDR ETF. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND RISK FACTORS THAT SHOULD BE CAREFULLY CONSIDERED TO DETERMINE IF THE FUND(S) ARE AN APPROPRIATE INVESTMENT FOR YOU. READ THE PROSPECTUS(ES) CAREFULLY BEFORE INVESTING. INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

SPDR SERIES TRUST
SPDR DJ Wilshire Total Market ETF (TMW)
SPDR DJ Wilshire Large Cap ETF (ELR)
SPDR DJ Wilshire Large Cap Growth ETF (ELG)
SPDR DJ Wilshire Large Cap Value ETF (ELV)
SPDR DJ Wilshire Mid Cap ETF (EMM)
SPDR DJ Wilshire Mid Cap Growth ETF (EMG)
SPDR DJ Wilshire Mid Cap Value ETF (EMV)
SPDR DJ Wilshire Small Cap ETF (DSC)
SPDR DJ Wilshire Small Cap Growth ETF (DSG)
SPDR DJ Wilshire Small Cap Value ETF (DSV)
SPDR DJ Global Titans ETF (DGT)
DJ Wilshire REIT ETF (RWR)
KBW Bank ETF (KBE)
KBW Capital Markets ETF (KCE)
KBW Insurance ETF (KIE)
Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
KBW Regional Banking ETF (KRE)
SPDR Lehman 1-3 Month T-Bill ETF (BIL)
SPDR Lehman Short Term Municipal Bond ETF (SHM)
SPDR Lehman Intermediate Term Treasury ETF (ITE)
SPDR Lehman Long Term Treasury ETF (TLO)

SPDR Barclays Capital TIPS ETF (IPE)
SPDR Lehman California Municipal Bond ETF (CXA)
SPDR Lehman New York Municipal Bond ETF (INY)
SPDR Lehman Municipal Bond ETF (TFI)
SPDR Lehman Aggregate Bond ETF (LAG)
SPDR Lehman International Treasury Bond ETF (BWX)
SPDR Lehman High Yield Bond ETF (JNK)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)

SPDR INDEX SHARES FUNDS
DJ STOXX 50 ETF (FEU)
DJ EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF (GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)

SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR DJ Wilshire Global Real Estate ETF (RWO)
SPDR DJ Wilshire International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

THE SELECT SECTOR SPDR TRUST
The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

DIAMONDS TRUST, SERIES 1 (DIA)

SPDR TRUST, SERIES 1 (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR Trust and DIAMONDS Trust, both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

[LOGO] SERIES TRUST

TRUSTEES
David M. Kelly
Frank Nesvet
Helen F. Peters
James E. Ross

OFFICERS
James E. Ross, President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Gary L. French, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Chad C. Hallett, Assistant Treasurer
Laura F. Healy, Assistant Treasurer
Ryan M. Louvar, Assistant Secretary
Mark E. Tuttle, Assistant Secretary
Julie B. Piatelli, Chief Compliance Officer

INVESTMENT MANAGER
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

LEGAL COUNSEL
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation.
State Street Global Markets, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting WWW.SPDRETFS.COM Please read the prospectus carefully before you invest.

State Street Global Advisors
State Street Financial Center
One Lincoln Street
Boston, MA 02111

The investment return and principal value of an investment in the Funds will fluctuate in value, so that when shares are sold or redeemed they may be worth more or less than when they were purchased.

ETFs trade like stocks, are subject to investment risk and will fluctuate in market value.

Bond funds contain interest rate risk (as interest rates rise bond prices usually fall); the risk of issuer default; and inflation risk.

In general, Fund shares can be expected to move up or down in value with the value of the applicable index. Although Fund shares may be bought and sold on the exchange through any brokerage account, Fund shares are not individually redeemable from the Fund. Investors may directly acquire shares of the Funds and tender them for redemption in Creation Unit aggregations only. Please see the prospectus for more details.

The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. ("McGraw-Hill"). No Financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by McGraw-Hill. Standard & Poor's(R), S&P(R), SPDR(R), S&P 500(R) and Select Sector SPDRs(R) are trademarks of McGraw-Hill and have been licensed for use by State Street Bank and Trust Company. The Citigroup Mark is a trademark of Citigroup Global Markets, Inc. and has been licensed for use by Standard & Poor's. The products are not sponsored, endorsed, sold or promoted by Standard & Poor's, and neither Standard & Poor's nor Citigroup Global Markets, Inc. makes any representation regarding the advisability of investing in the Fund.

"Barclays Capital" is a trademark of Barclays Capital, the investment banking division of Barclays Bank PLC ("Barclays Capital") and is used by State Street Global Advisors under license. Barclays Capital compiles, maintains and owns rights in and to the Barclays U.S. Government Inflation-linked Bond Index. The SPDR Barclays Capital TIPS ETF is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital or one of its affiliated entities may act as an Authorized Participant and/or as an initial purchaser of shares of the SPDR Barclays Capital TIPS ETF. Barclays Capital makes no representation regarding the advisability of investing in the SPDR Barclays Capital TIPS ETF or use of either the Barclays US Government Inflation-Linked All Maturities Index or any data included therein.

Lehman Brothers, Lehman Brothers Inc. are trademarks of Lehman Brothers Inc. and have been licensed for use in connection with the listing and trading of the SPDR Lehman ETFs on the Amex. The products are not sponsored by, endorsed, sold or promoted by Lehman Brothers Inc. and Lehman Brothers Inc. makes no representation regarding the advisability of investing in them.


"Deutsche Bank" and "DB Global Government ex-US Inflation-Linked Bond Capped IndexSM" are reprinted with permission. (C)Copyright 2008 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and DB Global Government ex-US Inflation-Linked Bond Capped IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by State Street Global Advisors. The SPDR DB International Government Inflation-Protected Bond is not sponsored, endorsed, sold or promoted by Deutsche Bank AG. Deutsche Bank AG, as Index Provider, makes no representation, express or implied, regarding the advisability of investing in this product.

Please read the prospectus carefully before you invest or send money.
(C) 2008 State Street Corporation SPDRFIAR

For more complete information, please call 866.787.2257 or visit spdretfs.com today

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust's Board of Trustees (the "Board") has determined that the Trust has at least one "audit committee financial expert" as defined in Item 3 of Form N-CSR serving on its Audit Committee. Frank Nesvet is an "audit committee financial expert" and is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

For the fiscal years ending June 30, 2008 and June 30, 2007, the aggregate audit fees billed for professional services rendered by the principal accountant were $437,000 and $379,330, respectively. The nature of the services are (1) audit of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) audit and report on the financial statements to be included in the amendment to the registrant's registration statement on Form N-1A and issue a consent as to the use of the accountant's opinion thereon to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issue a Report on Internal Control for inclusion in the registrant's Form N-SAR; and (5) perform security count procedures in accordance with Rule 17f-2 of the Investment Company Act of 1940, as amended. The amount provided for 2008 aggregate audit fees is an estimate provided by the principal accountant.

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2008 and June 30, 2007, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2008 and June 30, 2007, the aggregate tax fees billed for professional services rendered by the principal accountant were $312,740 and $238,460, respectively. Services included the review of the registrant's federal, state and local income, franchise and other tax returns. The amount provided for 2008 aggregate tax fees is an estimate provided by the principal accountant.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2008 and June 30, 2007.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

     Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

          a. The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee's responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

          b. De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

          c. Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

          d. Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through
(d) of this Item were approved by the registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed for by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

                                      FY 2008         FY 2007
                                   (in millions)   (in millions)
                                   -------------   -------------
Non audit services billed to:
   Registrant:                     See Item 4(c)   See Item 4(c)
   Investment Adviser:                    --              --
Other entities in the Investment
   Company Complex (1)(2):
   Audit-Related Fees                   $1.4            $1.1
   Tax Fees                              4.0             3.3
   All Other Fees                         --             0.2

----------
(1)  Information is for the calendar year 2007 and 2006, respectively.

(2) Audit-Related Fees consisted principally of audits of employee benefit plans, non-statutory audits, audits of certain foreign-sponsored mutual funds, due diligence procedures and, for calendar year 2007, reports on the processing of transactions by servicing organizations. Services under the caption Tax Fees consisted principally of expatriate, compliance, and corporate tax advisory services. Services under the caption All Other Fees consisted of a cash management review in calendar year 2006.

(h) Not applicable.

ITEM 5. DISCLOSURE OF AUDIT COMMITTEES FOR LISTED COMPANIES.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant's audit committee are Frank Nesvet, David Kelly and Helen Peters.

ITEM 6. SCHEDULE OF INVESTMENTS.

A Schedule of Investments for each series of the registrant, except for the series set forth below, is included as a part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

The Schedule of Investments for the following series of the registrant is set forth below:

SPDR(R) DJ Wilshire Total Market ETF
SPDR(R) DJ Wilshire Large Cap ETF
SPDR(R) DJ Wilshire Large Cap Growth ETF
SPDR(R) DJ Wilshire Large Cap Value ETF
SPDR(R) DJ Wilshire Mid Cap ETF
SPDR(R) DJ Wilshire Mid Cap Growth ETF
SPDR(R) DJ Wilshire Mid Cap Value ETF
SPDR(R) DJ Wilshire Small Cap ETF
SPDR(R) DJ Wilshire Small Cap Growth ETF
SPDR(R) DJ Wilshire Small Cap Value ETF

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.7%
AEROSPACE & DEFENSE -- 2.1%
BE Aerospace, Inc. (a)(b).....         187   $      4,355
Boeing Co. ...................       6,640        436,381
Ceradyne, Inc. (a)(b).........         311         10,667
DRS Technologies, Inc. (b)....         198         15,587
General Dynamics Corp. (b)....       2,862        240,980
Goodrich Corp. ...............       1,782         84,574
Honeywell International,
  Inc. .......................       6,711        337,429
L-3 Communications Holdings,
  Inc. (b)....................       1,303        118,404
Lockheed Martin Corp. ........       2,946        290,652
Northrop Grumman Corp. .......       2,765        184,979
Precision Castparts Corp. ....       1,058        101,959
Raytheon Co. (b)..............       4,535        255,230
Rockwell Collins, Inc. .......       2,069         99,229
Taser International, Inc.
  (a)(b)......................         590          2,944
United Technologies Corp. ....       7,565        466,761
                                             ------------
                                                2,650,131
                                             ------------
AIR FREIGHT & LOGISTICS -- 0.6%
C.H. Robinson Worldwide,
  Inc. .......................       1,239         67,947
Expeditors International
  Washington, Inc. (b)........       3,268        140,524
FedEx Corp. (b)...............       2,716        213,993
Forward Air Corp. (b).........       2,150         74,390
United Parcel Service, Inc.
  (Class B)...................       5,247        322,533
                                             ------------
                                                  819,387
                                             ------------
AIRLINES -- 0.1%
AMR Corp. (a)(b)..............       3,038         15,555
Continental Airlines, Inc.
  (Class B) (a)(b)............         831          8,401
JetBlue Airways Corp. (a)(b)..       3,163         11,798
Pinnacle Airlines Corp.
  (a)(b)......................         226            714
Southwest Airlines Co. (b)....       6,863         89,494
UAL Corp. (b).................       1,042          5,439
                                             ------------
                                                  131,401
                                             ------------
AUTO COMPONENTS -- 0.3%
American Axle & Manufacturing
  Holdings, Inc. (b)..........         343          2,741
Gentex Corp. (b)..............       3,353         48,417
Johnson Controls, Inc. (b)....       5,957        170,847
Lear Corp. (a)(b).............       1,341         19,015
Modine Manufacturing Co. (b)..       1,981         24,505
Proliance International, Inc.
  (a)(b)......................       2,892          2,747
The Goodyear Tire & Rubber Co.
  (a).........................       2,985         53,223
WABCO Holdings, Inc. .........         616         28,619
                                             ------------
                                                  350,114
                                             ------------
AUTOMOBILES -- 0.2%
Ford Motor Co. (a)(b).........      17,591         84,613
General Motors Corp. (b)......       5,066         58,259
Harley-Davidson, Inc. (b).....       2,769        100,404
Thor Industries, Inc. (b).....         333          7,079
                                             ------------
                                                  250,355
                                             ------------
BEVERAGES -- 2.0%
Anheuser-Busch Cos., Inc.
  (b).........................       5,986        371,851
Coca-Cola Enterprises, Inc. ..       3,591         62,124
Constellation Brands, Inc.
  (Class A) (a)(b)............       2,562         50,881
Hansen Natural Corp. (a)(b)...         685         19,742
PepsiCo, Inc. ................      14,300        909,337
The Coca-Cola Co. ............      18,837        979,147
The Pepsi Bottling Group, Inc.
  (b).........................       2,478         69,186
                                             ------------
                                                2,462,268
                                             ------------
BIOTECHNOLOGY -- 1.9%
Acadia Pharmaceuticals, Inc.
  (a)(b)......................         238            878
Alfacell Corp. (a)(b).........       3,930          1,729
Amgen, Inc. (a)...............      11,063        521,731
Amylin Pharmaceuticals, Inc.
  (a)(b)......................       1,157         29,376
AVI BioPharma, Inc. (a)(b)....       3,097          3,469
BioCryst Pharmaceuticals, Inc.
  (a)(b)......................         596          1,669
Biogen Idec, Inc. (a).........       3,774        210,929
Celgene Corp. (a).............       4,613        294,632
Cephalon, Inc. (a)(b).........       1,401         93,433
Chelsea Therapeutics
  International, Inc. (a).....       4,289         20,930
Cubist Pharmaceuticals, Inc.
  (a)(b)......................         571         10,198
CV Therapeutics, Inc. (a)(b)..         141          1,161
Dynavax Technologies Corp.
  (a)(b)......................       1,668          2,435
Genentech, Inc. (a)...........       4,200        318,780
Genzyme Corp. (a).............       2,424        174,577
Gilead Sciences, Inc. (a).....       9,153        484,651
Human Genome Sciences, Inc.
  (a)(b)......................       3,873         20,178
ImClone Systems, Inc. (a)(b)..       1,257         50,858
InterMune, Inc. (a)(b)........         295          3,871
Isis Pharmaceuticals, Inc.
  (a)(b)......................         799         10,890
Isolagen, Inc. (a)(b).........       7,268          2,399
Martek Biosciences Corp.
  (a)(b)......................         228          7,686
Medarex, Inc. (a)(b)..........         260          1,719
Neurocrine Biosciences, Inc.
  (a)(b)......................       1,231          5,158
Novavax, Inc. (a)(b)..........       2,264          5,637
Onyx Pharmaceuticals, Inc.
  (a)(b)......................         457         16,269
OSI Pharmaceuticals, Inc.
  (a)(b)......................         705         29,131
PDL BioPharma, Inc. ..........       1,242         13,190
SIGA Technologies, Inc.
  (a)(b)......................       5,003         15,609
StemCells, Inc. (a)(b)........       3,369          4,110
Threshold Pharmaceuticals,
  Inc. (a)(b).................         433            160
Vanda Pharmaceuticals, Inc.
  (a)(b)......................         177            582
Vertex Pharmaceuticals, Inc.
  (a).........................       1,146         38,357
                                             ------------
                                                2,396,382
                                             ------------
BUILDING PRODUCTS -- 0.1%
Masco Corp. (b)...............       3,750         58,988
Quanex Building Products Corp.
  (b).........................         358          5,320
Simpson Manufacturing Co.,
  Inc. (b)....................         326          7,739
USG Corp. (a)(b)..............         663         19,605
                                             ------------
                                                   91,652
                                             ------------
CAPITAL MARKETS -- 2.6%
Ameriprise Financial, Inc. ...       1,832         74,508
E*TRADE Financial Corp.
  (a)(b)......................       5,417         17,009
Franklin Resources, Inc. .....       1,470        134,726
International Assets Holding
  Corp. (a)(b)................       1,668         50,140
Invesco, Ltd. (b).............       3,200         76,736
Janus Capital Group, Inc.
  (b).........................       3,916        103,657
Legg Mason, Inc. .............       1,474         64,222
Lehman Brothers Holdings, Inc.
  (b).........................       6,803        134,767
Merrill Lynch & Co., Inc.
  (b).........................       8,899        282,187
Morgan Stanley (b)............       9,194        331,628
Northern Trust Corp. .........       2,234        153,185
SEI Investments Co. ..........       3,546         83,402
State Street Corp. (c)........       3,168        202,720


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
T. Rowe Price Group, Inc.
  (b).........................       2,030   $    114,634
TD Ameritrade Holding Corp.
  (a)(b)......................       2,344         42,403
The Bank of New York Mellon
  Corp. ......................      10,464        395,853
The Charles Schwab Corp. .....      11,760        241,550
The Goldman Sachs Group,
  Inc. .......................       3,725        651,503
Waddell & Reed Financial, Inc.
  (Class A)...................       2,781         97,363
                                             ------------
                                                3,252,193
                                             ------------
CHEMICALS -- 2.1%
Air Products & Chemicals, Inc.
  (b).........................       2,164        213,933
Ashland, Inc. (b).............       1,010         48,682
Cabot Corp. (b)...............         475         11,547
CF Industries Holdings,
  Inc. .......................         100         15,280
Chemtura Corp. ...............       3,021         17,643
E. I. du Pont de Nemours & Co.
  (b).........................       8,444        362,163
Eastman Chemical Co. (b)......       1,258         86,626
Ecolab, Inc. .................       2,574        110,656
Monsanto Co. (b)..............       5,186        655,718
Nalco Holding Co. (b).........         714         15,101
PPG Industries, Inc. .........       1,823        104,586
Praxair, Inc. ................       3,300        310,992
Rohm & Haas Co. (b)...........       1,863         86,518
Sigma-Aldrich Corp. (b).......         870         46,858
Terra Industries, Inc. .......         829         40,911
The Dow Chemical Co. (b)......       8,436        294,501
The Mosaic Co. (a)............       1,356        196,213
                                             ------------
                                                2,617,928
                                             ------------
COMMERCIAL BANKS -- 2.3%
Arrow Financial Corp. (b).....       2,565         46,503
Bank of Hawaii Corp. (b)......         475         22,705
BB&T Corp. (b)................       4,504        102,556
Capitol Bancorp, Ltd. (b).....       1,831         16,424
Cathay General Bancorp (b)....         358          3,891
Citizens Republic Bancorp,
  Inc. (b)....................       2,680          7,558
Columbia Banking System, Inc.
  (b).........................       2,610         50,451
Comerica, Inc. (b)............         596         15,275
CVB Financial Corp. (b).......       5,100         48,144
F.N.B. Corp. (b)..............       4,900         57,722
Farmers Capital Bank Corp. ...       2,149         37,865
Fifth Third Bancorp (b).......       4,093         41,667
First Bancorp- North Carolina
  (b).........................       1,533         19,377
First Commonwealth Financial
  Corp. (b)...................       6,209         57,930
First Merchants Corp. (b).....       2,932         53,216
Horizon Financial Corp. (b)...       2,128         13,279
Huntington Bancshares, Inc.
  (b).........................         836          4,824
Independent Bank Corp.-
  Massachusetts (b)...........       2,027         48,324
Integra Bank Corp. (b)........       1,914         14,987
International Bancshares Corp.
  (b).........................         523         11,177
Keycorp (b)...................       3,386         37,178
Lakeland Financial Corp. (b)..       3,553         67,791
M&T Bank Corp. (b)............         714         50,366
Marshall & Ilsley Corp. (b)...         954         14,625
National City Corp. (b).......       4,785         22,824
National Penn Bancshares, Inc.
  (b).........................       6,274         83,319
Old National Bancorp (b)......         596          8,499
PacWest Bancorp...............       1,092         16,249
PNC Financial Services Group,
  Inc. .......................       2,856        163,078
Popular, Inc. (b).............       2,145         14,136
Regions Financial Corp. (b)...       7,105         77,516
Renasant Corp. (b)............       3,416         50,318
Sandy Spring Bancorp, Inc.
  (b).........................       2,053         34,039
Simmons First National Corp.
  (b).........................       2,224         62,205
StellarOne Corp. (b)..........       4,155         60,663
SunTrust Banks, Inc. (b)......       2,577         93,339
Susquehanna Bancshares, Inc.
  (b).........................       3,593         49,188
Synovus Financial Corp. (b)...         870          7,595
The Colonial BancGroup, Inc.
  (b).........................       1,144          5,056
Trustmark Corp. (b)...........         433          7,642
U.S. Bancorp (b)..............      13,883        387,197
UCBH Holdings, Inc. (b).......       3,033          6,824
Umpqua Holdings Corp. (b).....       3,124         37,894
UnionBanCal Corp. (b).........         433         17,502
United Bankshares, Inc. (b)...         326          7,482
United Community Banks, Inc.
  (b).........................       2,212         18,868
Wachovia Corp. (b)............      16,612        257,984
Wells Fargo & Co. ............      24,402        579,547
Zions Bancorp (b).............         316          9,951
                                             ------------
                                                2,922,750
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.9%
ACCO Brands Corp. (a)(b)......         360          4,043
Avery Dennison Corp. (b)......       1,463         64,270
ChoicePoint, Inc. (a)(b)......       1,476         71,143
Cintas Corp. (b)..............       2,003         53,099
Courier Corp. (b).............       1,732         34,779
Covanta Holding Corp. (a)(b)..       1,028         27,437
Dun & Bradstreet Corp. .......       1,086         95,177
Ennis, Inc. (b)...............       3,449         53,977
Equifax, Inc. (b).............       1,948         65,492
Herman Miller, Inc. (b).......       1,888         46,992
Hudson Highland Group, Inc.
  (a).........................         129          1,351
Kimball International, Inc.
  (Class B) (b)...............       3,443         28,508
Manpower, Inc. (b)............         688         40,069
Monster Worldwide, Inc.
  (a)(b)......................       1,851         38,149
Pitney Bowes, Inc. ...........       2,418         82,454
R.R. Donnelley & Sons Co.
  (b).........................       3,066         91,029
Robert Half International,
  Inc. (b)....................       2,635         63,161
Waste Connections, Inc.
  (a)(b)......................         489         15,614
Waste Management, Inc. .......       5,235        197,412
                                             ------------
                                                1,074,156
                                             ------------
COMMUNICATIONS EQUIPMENT -- 2.4%
3Com Corp. (a)(b).............      11,389         24,145
ADC Telecommunications, Inc.
  (a)(b)......................       2,107         31,120
Arris Group, Inc. (a)(b)......         294          2,484
Avocent Corp. (a)(b)..........         475          8,835
Brocade Communications
  Systems, Inc. (a)...........       2,145         17,675
CIENA Corp. (a)(b)............       1,874         43,421
Cisco Systems, Inc. (a).......      54,933      1,277,742
CommScope, Inc. (a)(b)........         109          5,752
Comtech Telecommunications
  Corp. (a)(b)................          59          2,891
Corning, Inc. ................      14,330        330,306
EchoStar Corp. (Class A)
  (a)(b)......................         595         18,576
Finisar Corp. (a)(b)..........       3,576          4,255
Foundry Networks, Inc. (a)....       1,415         16,725
Harmonic, Inc. (a)............       1,370         13,029
Harris Corp. (b)..............       2,054        103,706
InterDigital, Inc. (a)(b).....         228          5,545
JDS Uniphase Corp. (a)(b).....       3,013         34,228


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Juniper Networks, Inc.
  (a)(b)......................       6,191   $    137,316
Motorola, Inc. ...............      21,407        157,127
MRV Communications, Inc.
  (a)(b)......................       4,170          4,962
Occam Networks, Inc. (a)(b)...         830          3,312
Phazar Corp. (a)(b)...........         832          4,177
Plantronics, Inc. ............         475         10,602
Polycom, Inc. (a).............         913         22,241
Proxim Wireless Corp. (a).....       6,434          3,860
QUALCOMM, Inc. ...............      14,925        662,222
Relm Wireless Corp. ..........         118            177
Tellabs, Inc. (a)(b)..........       6,110         28,412
                                             ------------
                                                2,974,843
                                             ------------
COMPUTERS & PERIPHERALS -- 4.4%
Apple, Inc. (a)...............       8,101      1,356,432
Avid Technology, Inc. (a)(b)..         797         13,541
Dell, Inc. (a)................      19,044        416,683
EMC Corp. (a).................      22,239        326,691
Hewlett-Packard Co. ..........      25,664      1,134,606
Icad, Inc. (a)................       4,290         12,698
International Business
  Machines Corp. .............      13,876      1,644,722
Interphase Corp. (a)(b).......         954          3,225
Lexmark International, Inc.
  (a)(b)......................       1,009         33,731
NCR Corp. (a).................       2,232         56,246
NetApp, Inc. (a)..............       3,902         84,517
Novatel Wireless, Inc.
  (a)(b)......................         695          7,735
Palm, Inc. (b)................         714          3,849
QLogic Corp. (a)(b)...........       2,847         41,538
SanDisk Corp. (a).............       3,132         58,568
Seagate Technology(b).........       4,855         92,876
Sun Microsystems, Inc.
  (a)(b)......................       8,031         87,377
Teradata Corp. (a)(b).........       2,036         47,113
Western Digital Corp. (a).....       2,844         98,203
                                             ------------
                                                5,520,351
                                             ------------
CONSTRUCTION & ENGINEERING -- 0.5%
EMCOR Group, Inc. (a).........         476         13,580
Fluor Corp. (b)...............       1,103        205,246
Foster Wheeler, Ltd. (a)......       1,329         97,216
Jacobs Engineering Group, Inc.
  (a)(b)......................       2,211        178,428
KBR, Inc. ....................       1,370         47,827
Quanta Services, Inc. (a)(b)..       1,487         49,473
URS Corp. (a).................         639         26,819
                                             ------------
                                                  618,589
                                             ------------
CONSTRUCTION MATERIALS -- 0.1%
Eagle Materials, Inc. (b).....         358          9,068
Headwaters, Inc. (a)(b).......         358          4,213
Martin Marietta Materials,
  Inc. (b)....................         566         58,632
Vulcan Materials Co. (b)......       1,115         66,655
                                             ------------
                                                  138,568
                                             ------------
CONSUMER FINANCE -- 0.5%
American Express Co. .........       9,618        362,310
AmeriCredit Corp. (a)(b)......       2,242         19,326
Capital One Financial Corp.
  (b).........................       4,114        156,373
Discover Financial Services
  (b).........................       4,374         57,606
SLM Corp. (a).................       4,840         93,654
The First Marblehead Corp.
  (b).........................         228            586
                                             ------------
                                                  689,855
                                             ------------
CONTAINERS & PACKAGING -- 0.3%
Crown Holdings, Inc. (a)......       2,928         76,099
Myers Industries, Inc. .......         326          2,657
Owens-Illinois, Inc. (a)......       2,303         96,012
Pactiv Corp. (a)(b)...........       2,818         59,826
Sealed Air Corp. (b)..........       2,787         52,981
Smurfit-Stone Container Corp.
  (a)(b)......................       4,312         17,550
Temple-Inland, Inc. (b).......       1,387         15,631
                                             ------------
                                                  320,756
                                             ------------
DISTRIBUTORS -- 0.0%(D)
Genuine Parts Co. (b).........         596         23,649
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 0.3%
Apollo Group, Inc. (a)........       1,606         71,081
Career Education Corp.
  (a)(b)......................       1,559         22,777
H&R Block, Inc. ..............       3,040         65,056
ITT Educational Services, Inc.
  (a)(b)......................         987         81,556
Service Corp. International
  (b).........................       6,478         63,873
Sotheby's (b).................         500         13,185
Strayer Education, Inc. (b)...         108         22,580
                                             ------------
                                                  340,108
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.7%
Bank of America Corp. ........      39,911        952,676
CIT Group, Inc. (b)...........       2,398         16,330
Citigroup, Inc. ..............      46,668        782,156
CME Group, Inc. (b)...........         329        126,069
Intercontinental Exchange,
  Inc. (a)(b).................         784         89,376
JPMorgan Chase & Co. (b)......      30,284      1,039,044
Leucadia National Corp. (b)...       2,832        132,934
Moody's Corp. (b).............       2,720         93,677
NYSE Euronext (b).............       2,118        107,298
PHH Corp. (a)(b)..............         645          9,901
The Nasdaq OMX Group, Inc.
  (a)(b)......................       1,490         39,559
                                             ------------
                                                3,389,020
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
AT&T, Inc. ...................      52,989      1,785,199
Cbeyond, Inc. (a)(b)..........          24            384
CenturyTel, Inc. (b)..........       1,072         38,153
Citizens Communications Co.
  (b).........................       5,740         65,092
Cogent Communications Group,
  Inc. (a)(b).................       1,668         22,351
Embarq Corp. (b)..............       1,177         55,637
FairPoint Communications, Inc.
  (b).........................         443          3,194
Fibernet Telecom Group, Inc.
  (a).........................       2,621         22,147
Level 3 Communications, Inc.
  (a)(b)......................       8,345         24,618
Qwest Communications
  International, Inc. (b).....      18,781         73,809
SureWest Communications(b)....       1,700         14,331
tw telecom, inc. (a)(b).......         850         13,626
Verizon Communications,
  Inc. .......................      23,543        833,422
Windstream Corp. (b)..........       2,679         33,059
                                             ------------
                                                2,985,022
                                             ------------
ELECTRIC UTILITIES -- 2.1%
Allegheny Energy, Inc. .......       2,344        117,458
American Electric Power Co.,
  Inc. .......................       3,821        153,719
Central Vermont Public Service
  Corp. (b)...................       3,243         62,817
Duke Energy Corp. (b).........       8,911        154,873
Edison International(b).......       3,210        164,930
Entergy Corp. ................       1,915        230,719
Exelon Corp. .................       6,122        550,735
FirstEnergy Corp. ............       2,978        245,179
FPL Group, Inc. (b)...........       3,422        224,415
MGE Energy, Inc. (b)..........       2,006         65,436


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Northeast Utilities...........         884   $     22,568
Pepco Holdings, Inc. .........       3,985        102,215
Pinnacle West Capital Corp.
  (b).........................         198          6,092
PPL Corp. ....................       4,192        219,116
Progress Energy, Inc. (b).....       1,810         75,712
The Southern Co. (b)..........       5,639        196,914
                                             ------------
                                                2,592,898
                                             ------------
ELECTRICAL EQUIPMENT -- 0.6%
BTU International, Inc.
  (a)(b)......................         238          2,830
Capstone Turbine Corp.
  (a)(b)......................       5,003         20,963
Cooper Industries, Ltd. (b)...       2,461         97,209
Emerson Electric Co. (b)......       7,213        356,683
Evergreen Solar, Inc. (a)(b)..         228          2,209
First Solar, Inc. (a)(b)......         114         31,101
GrafTech International, Ltd.
  (a)(b)......................       1,142         30,640
Hubbell, Inc. (Class B) (b)...       1,334         53,187
PowerSecure International,
  Inc. (a)(b).................       1,909         13,859
Rockwell Automation, Inc.
  (b).........................       1,831         80,070
Roper Industries, Inc. (b)....       1,567        103,234
SunPower Corp. (Class A)
  (a)(b)......................         264         19,003
                                             ------------
                                                  810,988
                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
Agilent Technologies, Inc.
  (a).........................       3,955        140,561
American Technology Corp.
  (a)(b)......................       2,504          4,632
Amphenol Corp. (Class A) (b)..       2,764        124,048
Arrow Electronics, Inc. (a)...       2,176         66,847
Avnet, Inc. (a)...............       2,504         68,309
Benchmark Electronics, Inc.
  (a).........................         210          3,431
Itron, Inc. (a)(b)............         114         11,212
Jabil Circuit, Inc. (b).......       2,222         36,463
Lightpath Technologies, Inc.
  (a)(b)......................       4,885          7,376
Lumera Corp. (a)..............       1,908          1,870
Mechanical Technology, Inc.
  (a).........................         476            595
Molex, Inc. (b)...............       2,335         56,997
National Instruments Corp.
  (b).........................         475         13,476
RAE Systems, Inc. (a)(b)......       2,739          3,917
Sanmina-SCI Corp. (a).........       8,931         11,432
Security With Advanced
  Technology, Inc. (a)........         479            326
Superconductor Technologies,
  Inc. (a)....................         108            247
Tech Data Corp. (a)...........         208          7,049
Trimble Navigation, Ltd.
  (a)(b)......................       2,294         81,896
Tyco Electronics, Ltd. .......       4,045        144,892
Vishay Intertechnology, Inc.
  (a).........................       3,490         30,956
                                             ------------
                                                  816,532
                                             ------------
ENERGY EQUIPMENT & SERVICES -- 3.7%
Baker Hughes, Inc. (b)........       2,739        239,224
BJ Services Co. (b)...........       3,404        108,724
Bronco Drilling Co., Inc.
  (a)(b)......................         279          5,128
Cal Dive International, Inc.
  (a)(b)......................         213          3,044
Cameron International Corp.
  (a)(b)......................       1,908        105,608
Diamond Offshore Drilling,
  Inc. (b)....................         475         66,091
ENSCO International, Inc.
  (b).........................       2,058        166,163
Exterran Holdings, Inc.
  (a)(b)......................         238         17,015
FMC Technologies, Inc. (a)....       1,256         96,624
Global Industries, Ltd.
  (a)(b)......................         242          4,339
Grey Wolf, Inc. (a)(b)........       7,097         64,086
Halliburton Co. (b)...........       9,284        492,702
Helmerich & Payne, Inc. (b)...         714         51,422
Matrix Service Co. (a)........         176          4,058
Nabors Industries, Ltd.
  (a)(b)......................       3,257        160,342
National-Oilwell Varco, Inc.
  (a).........................       4,969        440,850
Noble Corp. ..................       3,060        198,778
Omni Energy Services Corp.
  (a)(b)......................       4,764         30,537
Patterson-UTI Energy, Inc.
  (b).........................       2,560         92,262
Pride International, Inc.
  (a).........................       1,310         61,950
Rowan Cos., Inc. (b)..........       2,136         99,858
Schlumberger, Ltd. ...........      10,697      1,149,179
Smith International, Inc.
  (b).........................         762         63,353
Superior Energy Services, Inc.
  (a)(b)......................       2,729        150,477
TGC Industries, Inc. (a)......       3,236         28,800
Tidewater, Inc. (b)...........         433         28,158
Transocean, Inc. (a)..........       3,165        482,314
Weatherford International,
  Ltd. (a)....................       5,288        262,232
                                             ------------
                                                4,673,318
                                             ------------
FOOD & STAPLES RETAILING -- 2.2%
Costco Wholesale Corp. (b)....       4,388        307,774
CVS Caremark Corp. ...........      14,561        576,179
Safeway, Inc. ................       4,558        130,131
SUPERVALU, Inc. (b)...........       2,508         77,472
Sysco Corp. ..................       6,025        165,748
The Kroger Co. ...............       6,553        189,185
Wal-Mart Stores, Inc. ........      19,330      1,086,346
Walgreen Co. .................       8,065        262,193
Whole Foods Market, Inc. (b)..       1,196         28,333
                                             ------------
                                                2,823,361
                                             ------------
FOOD PRODUCTS -- 1.5%
Archer-Daniels-Midland Co. ...       6,356        214,515
Bunge, Ltd. ..................       1,437        154,751
Campbell Soup Co. (b).........       3,078        102,990
ConAgra Foods, Inc. ..........       5,556        107,120
Dean Foods Co. (a)............       2,187         42,909
Del Monte Foods Co. ..........       5,792         41,123
Flowers Foods, Inc. (b).......       3,787        107,324
General Mills, Inc. ..........       3,304        200,784
H.J. Heinz Co. (b)............       3,583        171,447
Kellogg Co. ..................       1,785         85,716
Kraft Foods, Inc. ............      13,128        373,492
McCormick & Co., Inc. (b).....       1,072         38,227
Pilgrim's Pride Corp. (b).....         358          4,650
Sanderson Farms, Inc. (b).....         114          3,935
Sara Lee Corp. ...............       7,937         97,228
The Hershey Co. (b)...........       1,681         55,103
The J.M. Smucker Co. .........         475         19,304
TreeHouse Foods, Inc. (a)(b)..         398          9,655
Tyson Foods, Inc. (Class A)
  (b).........................       3,595         53,709
Wm. Wrigley Jr. Co. (b).......         644         50,090
                                             ------------
                                                1,934,072
                                             ------------
GAS UTILITIES -- 0.2%
Chesapeake Utilities Corp.
  (b).........................       2,292         58,950
EnergySouth, Inc. (b).........       2,610        128,047
Questar Corp. (b).............       1,368         97,183
                                             ------------
                                                  284,180
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
Advanced Medical Optics, Inc.
  (a)(b)......................       1,321         24,756
Align Technology, Inc.
  (a)(b)......................         201          2,109
American Medical Systems
  Holdings, Inc. (a)(b).......         114          1,704
Angeion Corp. (a)(b)..........       2,025         10,550
Baxter International, Inc. ...       5,648        361,133
Becton, Dickinson & Co. ......       2,350        191,055


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Boston Scientific Corp. (a)...      10,505   $    129,106
C.R. Bard, Inc. (b)...........       1,228        108,003
Cambridge Heart, Inc. (a)(b)..       7,741          3,716
Covidien, Ltd. ...............       4,319        206,837
Edwards Lifesciences Corp.
  (a)(b)......................       1,281         79,473
Hologic, Inc. (a)(b)..........       3,782         82,448
Hospira, Inc. (a)(b)..........       2,058         82,546
Insite Vision, Inc. (a)(b)....       2,858          1,543
Intuitive Surgical, Inc.
  (a)(b)......................          18          4,849
Kinetic Concepts, Inc. (a)....         851         33,963
Medtronic, Inc. (b)...........       9,998        517,397
St. Jude Medical, Inc. (a)....       3,268        133,596
Stryker Corp. (b).............       2,509        157,766
Varian Medical Systems, Inc.
  (a)(b)......................       1,713         88,819
Zimmer Holdings, Inc. (a).....       2,094        142,497
                                             ------------
                                                2,363,866
                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.0%
Aetna, Inc. (b)...............       5,471        221,740
AmerisourceBergen Corp. ......       2,605        104,174
Cardinal Health, Inc. (b).....       4,087        210,807
CIGNA Corp. ..................       3,531        124,962
Coventry Health Care, Inc.
  (a)(b)......................       1,794         54,574
DaVita, Inc. (a)(b)...........       1,349         71,672
Express Scripts, Inc. (Class
  A) (a)(b)...................       3,135        196,627
Health Management Associates,
  Inc. (Class A) (a)(b).......       2,770         18,033
Health Net, Inc. (a)..........       1,804         43,404
Healthsouth Corp. (a)(b)......         228          3,792
Healthways, Inc. (a)(b).......         238          7,045
Henry Schein, Inc. (a)(b).....       1,595         82,254
Humana, Inc. (a)..............       1,882         74,847
Laboratory Corp. of America
  Holdings (a)(b).............       1,598        111,269
Lincare Holdings, Inc.
  (a)(b)......................       1,480         42,032
McKesson Corp. ...............       2,955        165,214
Medco Health Solutions, Inc.
  (a).........................       5,452        257,334
Omnicare, Inc. (b)............       1,549         40,615
Patterson Cos., Inc. (a)......       1,551         45,584
PharMerica Corp. (a)(b).......         218          4,925
Psychiatric Solutions, Inc.
  (a)(b)......................         358         13,547
Quest Diagnostics, Inc. (b)...       1,264         61,266
Tenet Healthcare Corp. (a)....       5,665         31,497
UnitedHealth Group, Inc. .....      11,317        297,071
VCA Antech, Inc. (a)(b).......       1,638         45,504
WellCare Health Plans, Inc.
  (a).........................         208          7,519
WellPoint, Inc. (a)(b)........       5,070        241,636
                                             ------------
                                                2,578,944
                                             ------------
HEALTH CARE TECHNOLOGY -- 0.1%
HLTH Corp. (a)(b).............       2,109         23,874
IMS Health, Inc. .............       3,305         77,006
                                             ------------
                                                  100,880
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
Bob Evans Farms, Inc. (b).....       2,707         77,420
Brinker International, Inc.
  (b).........................         982         18,560
Carnival Corp. (b)............       3,939        129,829
Darden Restaurants, Inc. (b)..       2,038         65,094
Gaylord Entertainment Co.
  (a)(b)......................         358          8,578
International Game
  Technology..................       3,799         94,899
Las Vegas Sands Corp. (a)(b)..       1,020         48,389
Marriott International, Inc.
  (Class A) (b)...............       3,639         95,487
McDonald's Corp. .............      10,859        610,493
MGM Mirage, Inc. (a)(b).......       1,225         41,515
Orient-Express Hotels, Ltd.
  (Class A) (b)...............         256         11,121
Panera Bread Co. (Class A)
  (a)(b)......................         238         11,010
Penn National Gaming, Inc.
  (a)(b)......................         796         25,591
Ruby Tuesday, Inc. (b)........         596          3,218
Scientific Games Corp. (Class
  A) (a)(b)...................       1,889         55,952
Starbucks Corp. (a)(b)........       6,905        108,685
Starwood Hotels & Resorts
  Worldwide, Inc. (b).........       2,100         84,147
The Cheesecake Factory, Inc.
  (a)(b)......................       2,023         32,186
The Steak n Shake Co. (a)(b)..       2,495         15,793
Wendy's International, Inc.
  (b).........................       1,305         35,522
Wyndham Worldwide Corp. (b)...       1,848         33,098
Wynn Resorts, Ltd. (b)........         900         73,215
Yum! Brands, Inc. ............       5,362        188,153
                                             ------------
                                                1,867,955
                                             ------------
HOUSEHOLD DURABLES -- 0.6%
American Greetings Corp.
  (Class A) (b)...............       1,977         24,396
Bassett Furniture Industries,
  Inc. (b)....................       3,175         37,465
Beazer Homes USA, Inc. (b)....         871          4,851
Centex Corp. (b)..............       3,175         42,450
D.R. Horton, Inc. (b).........       3,204         34,763
Fortune Brands, Inc. .........       1,415         88,310
Garmin, Ltd. (b)..............       1,303         55,821
Handheld Entertainment, Inc.
  (a).........................         326             54
Harman International
  Industries, Inc. (b)........         851         35,223
Hovnanian Enterprises, Inc.
  (a)(b)......................         368          2,017
Jarden Corp. (a)(b)...........          48            876
KB HOME (b)...................       1,835         31,067
Leggett & Platt, Inc. (b).....       2,709         45,430
Lennar Corp. (Class A) (b)....       1,986         24,507
Mohawk Industries, Inc.
  (a)(b)......................         475         30,447
National Presto Industries,
  Inc. (b)....................         420         26,956
Newell Rubbermaid, Inc. ......       3,708         62,257
NVR, Inc. (a)(b)..............          81         40,506
Pulte Homes, Inc. ............       3,746         36,074
Ryland Group, Inc. (b)........         771         16,815
The Black & Decker Corp. (b)..         952         54,750
Toll Brothers, Inc. (a)(b)....       1,404         26,297
Whirlpool Corp. (b)...........         853         52,656
                                             ------------
                                                  773,988
                                             ------------
HOUSEHOLD PRODUCTS -- 2.0%
Church & Dwight Co., Inc.
  (b).........................       1,676         94,443
Colgate-Palmolive Co. (b).....       4,573        315,994
Energizer Holdings, Inc. (a)..       1,121         81,934
Kimberly-Clark Corp. .........       3,773        225,550
Procter & Gamble Co. .........      27,851      1,693,619
The Clorox Co. ...............       1,268         66,190
                                             ------------
                                                2,477,730
                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
Constellation Energy Group,
  Inc. .......................       1,917        157,386
Mirant Corp. (a)(b)...........       2,374         92,942
NRG Energy, Inc. (a)(b).......       3,081        132,175


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Reliant Energy, Inc. (a)......       4,699   $     99,948
The AES Corp. (a).............       6,926        133,048
                                             ------------
                                                  615,499
                                             ------------
INDUSTRIAL CONGLOMERATES -- 2.6%
3M Co. .......................       5,791        402,996
General Electric Co. .........      89,284      2,382,990
McDermott International, Inc.
  (a).........................       2,601        160,976
Textron, Inc. ................       2,482        118,962
Tyco International, Ltd. (b)..       4,045        161,962
                                             ------------
                                                3,227,886
                                             ------------
INSURANCE -- 3.9%
ACE, Ltd. ....................       2,402        132,326
AFLAC, Inc. ..................       4,715        296,102
AMBAC Financial Group, Inc.
  (b).........................       1,303          1,746
American International Group,
  Inc. (b)....................      20,087        531,502
AON Corp. (b).................       3,285        150,913
Assurant, Inc. ...............       2,155        142,144
Berkshire Hathaway, Inc.
  (Class A) (a)...............           7        845,250
Chubb Corp. ..................       3,555        174,231
Cincinnati Financial Corp. ...       1,234         31,344
Everest Re Group, Ltd. .......         574         45,753
Fidelity National Financial,
  Inc. (b)....................       2,669         33,629
Genworth Financial, Inc.
  (Class A)...................       3,248         57,847
Hartford Financial Services
  Group, Inc. ................       2,617        168,980
IPC Holdings, Ltd. ...........       1,034         27,453
Lincoln National Corp. .......       2,551        115,611
Loews Corp. ..................       4,614        216,397
Marsh & McLennan Cos., Inc. ..       4,445        118,015
MBIA, Inc. (b)................       1,645          7,222
MetLife, Inc. (b).............       4,021        212,188
PartnerRe, Ltd. (b)...........         191         13,204
Philadelphia Consolidated
  Holding Co. (a).............         358         12,161
Principal Financial Group,
  Inc. (b)....................       2,989        125,448
ProAssurance Corp. (a)(b).....       1,306         62,832
Prudential Financial, Inc.
  (b).........................       4,583        273,788
Reinsurance Group America,
  Inc. (b)....................         358         15,580
RenaissanceRe Holdings, Ltd.
  (b).........................         657         29,348
SAFECO Corp. (b)..............       1,645        110,478
Selective Insurance Group,
  Inc. (b)....................       2,914         54,667
The Allstate Corp. ...........       5,801        264,468
The Hanover Insurance Group,
  Inc. .......................       1,067         45,347
The Phoenix Cos., Inc. .......       4,328         32,936
The Progressive Corp. (b).....       6,051        113,275
The Travelers Cos., Inc. .....       5,734        248,856
Torchmark Corp. ..............         433         25,395
Transatlantic Holdings, Inc.
  (b).........................         218         12,310
Unum Group....................       4,132         84,499
WR Berkley Corp. (b)..........         544         13,143
XL Capital, Ltd. (Class A)
  (b).........................       1,041         21,403
                                             ------------
                                                4,867,791
                                             ------------
INTERNET & CATALOG RETAIL -- 0.3%
Amazon.com, Inc. (a)(b).......       3,341        244,996
Expedia, Inc. (a)(b)..........       2,658         48,854
IAC / InterActiveCorp (a)(b)..       2,658         51,246
Liberty Media Holding
  Corp. -- Interactive (Series
  A) (a)(b)...................       6,071         89,608
                                             ------------
                                                  434,704
                                             ------------
INTERNET SOFTWARE & SERVICES -- 1.5%
Akamai Technologies, Inc.
  (a)(b)......................       2,550         88,714
Art Technology Group, Inc.
  (a)(b)......................       3,455         11,056
EarthLink, Inc. (a)(b)........       4,694         40,603
eBay, Inc. (a)................       9,443        258,077
EDGAR Online, Inc. (a)(b).....         360            662
Equinix, Inc. (a)(b)..........         114         10,171
Google, Inc. (Class A) (a)....       2,104      1,107,588
Internap Network Services
  Corp. (a)(b)................       2,782         13,020
Local.com Corp. (a)(b)........       2,977         11,045
Move, Inc. (a)(b).............       1,072          2,498
Napster, Inc. (a)(b)..........         356            505
NaviSite, Inc. (a)(b).........       4,050         15,390
Quepasa Corp. (a)(b)..........       3,695          8,240
Terremark Worldwide, Inc.
  (a)(b)......................       1,956         10,680
VeriSign, Inc. (a)(b).........       2,747        103,836
Websense, Inc. (a)(b).........         433          7,292
Yahoo!, Inc. (a)..............      10,327        213,356
                                             ------------
                                                1,902,733
                                             ------------
IT SERVICES -- 1.4%
Accenture, Ltd. (Class A).....       3,899        158,767
Affiliated Computer Services,
  Inc. (a)....................       1,417         75,795
Alliance Data Systems Corp.
  (a)(b)......................         624         35,287
Automatic Data Processing,
  Inc. .......................       5,081        212,894
Broadridge Financial
  Solutions, Inc. (b).........       1,269         26,712
Cognizant Technology Solutions
  Corp. (a)(b)................       3,201        104,065
Computer Sciences Corp.
  (a)(b)......................       2,081         97,474
Digital Angel Corp. (a).......       7,673          5,831
Electronic Data Systems
  Corp. ......................       5,659        139,438
Fidelity National Information
  Services, Inc. .............       2,733        100,875
Fiserv, Inc. (a)..............       2,221        100,767
Iron Mountain, Inc. (a)(b)....       2,941         78,084
Mastercard, Inc. (b)..........         748        198,609
Metavante Technologies, Inc.
  (a)(b)......................         318          7,193
Paychex, Inc. ................       3,544        110,856
The Western Union Co. ........       6,049        149,531
Total System Services, Inc.
  (b).........................         421          9,355
Unisys Corp. (a)(b)...........       5,864         23,163
Visa, Inc. (Class A) (a)......       1,763        143,350
                                             ------------
                                                1,778,046
                                             ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Brunswick Corp. (b)...........       1,580         16,748
Eastman Kodak Co. ............       3,311         47,778
Hasbro, Inc. (b)..............       3,191        113,982
Mattel, Inc. .................       5,030         86,114
Pool Corp. (b)................       1,521         27,013
                                             ------------
                                                  291,635
                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.7%
Affymetrix, Inc. (a)(b).......       1,033         10,630
AMAG Pharmaceuticals, Inc.
  (a)(b)......................         190          6,479
Applera Corp -- Applied
  Biosystems Group (b)........       3,426        114,702
Charles River Laboratories
  International, Inc. (a).....         596         38,096
Covance, Inc. (a)(b)..........         475         40,860
Invitrogen Corp. (a)(b).......       1,972         77,421
Medivation, Inc. (a)(b).......       2,381         28,167
Millipore Corp. (a)(b)........       1,044         70,846


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Nektar Therapeutics (a)(b)....         714   $      2,392
PerkinElmer, Inc. ............       2,713         75,557
Pure Bioscience (a)(b)........       8,337         33,098
Sequenom, Inc. (a)(b).........       2,623         41,863
Techne Corp. (a)..............         946         73,211
Thermo Fisher Scientific, Inc.
  (a)(b)......................       3,570        198,956
Waters Corp. (a)..............       1,402         90,429
                                             ------------
                                                  902,707
                                             ------------
MACHINERY -- 2.4%
AGCO Corp. (a)(b).............         228         11,950
Caterpillar, Inc. (b).........       5,934        438,048
CLARCOR, Inc. ................         475         16,673
Crane Co. (b).................         475         18,302
Cummins, Inc. ................       1,412         92,514
Danaher Corp. (b).............       2,151        166,272
Deere & Co. (b)...............       4,611        332,591
Donaldson Co., Inc. (b).......         431         19,240
Dover Corp. (b)...............       1,696         82,036
Eaton Corp. ..................       1,618        137,482
Federal Signal Corp. (b)......       3,388         40,656
Harsco Corp. .................       2,081        113,227
IDEX Corp. (b)................       2,763        101,789
Illinois Tool Works, Inc.
  (b).........................       4,305        204,531
Ingersoll-Rand Co., Ltd.
  (Class A)...................       3,865        144,667
ITT Corp. (b).................       2,116        134,006
Joy Global, Inc. .............       2,240        169,859
Lincoln Electric Holdings,
  Inc. (b)....................         358         28,175
Oshkosh Truck Corp. (b).......         596         12,331
PACCAR, Inc. (b)..............       4,135        172,967
Pall Corp. ...................       2,680        106,342
Parker-Hannifin Corp. ........       2,154        153,623
Pentair, Inc. (b).............       1,565         54,806
SPX Corp. ....................         955        125,802
Terex Corp. (a)(b)............         852         43,767
The Manitowoc Co., Inc. (b)...       1,179         38,353
The Timken Co. (b)............       2,275         74,939
Watts Water Technologies, Inc.
  (b).........................       1,616         40,238
                                             ------------
                                                3,075,186
                                             ------------
MEDIA -- 3.0%
Cablevision Systems Corp.
  (Class A) (a)(b)............       2,646         59,800
CBS Corp. (b).................       6,498        126,646
Charter Communications, Inc.
  (a)(b)......................       5,717          6,003
Citadel Broadcasting Corp.
  (a)(b)......................       1,333          1,626
Clear Channel Communications,
  Inc. (b)....................       5,085        178,992
Comcast Corp. (Class A) (b)...      28,354        537,875
Discovery Holding Co. (Class
  A) (a)(b)...................       2,643         58,040
DISH Network Corp. (Class A)
  (a)(b)......................       2,977         87,167
EW Scripps Co. ...............         714         29,660
Gannett Co., Inc. ............       2,039         44,185
Getty Images, Inc. (a)........         746         25,312
Idearc, Inc. (b)..............       1,163          2,733
Journal Communications, Inc.
  (b).........................       3,467         16,711
Knology, Inc. (a)(b)..........       2,381         26,167
Lamar Advertising Co. (a)(b)..       1,194         43,020
Liberty Global, Inc. (Series
  A) (a)(b)...................       3,959        124,431
Liberty Media Corp. -- Capital
  (Series A) (a)(b)...........       1,215         17,496
Liberty Media
  Corp. -- Entertainment
  (Series A) (a)..............       4,862        117,806
Live Nation, Inc. (a)(b)......         662          7,004
LodgeNet Interactive Corp.
  (a)(b)......................         165            810
McClatchy Co. (Class A) (b)...         228          1,546
News Corp. (Class A)..........      20,996        315,780
Omnicom Group, Inc. ..........       3,501        157,125
R.H. Donnelley Corp. (a)(b)...         386          1,158
Sirius Satellite Radio, Inc.
  (a)(b)......................      12,124         23,278
The DIRECTV Group, Inc.
  (a)(b)......................       9,585        248,347
The Interpublic Group of Cos.,
  Inc. (a)(b).................       5,542         47,661
The McGraw-Hill Cos., Inc.
  (b).........................       3,660        146,839
The New York Times Co. (Class
  A) (b)......................       1,103         16,975
The Walt Disney Co. (b).......      15,852        494,582
Time Warner, Inc. ............      35,313        522,633
Viacom, Inc. (a)..............       5,928        181,041
Virgin Media, Inc. (b)........       2,668         36,312
XM Satellite Radio Holdings,
  Inc. (Class A) (a)(b).......       2,719         21,317
                                             ------------
                                                3,726,078
                                             ------------
METALS & MINING -- 1.5%
AK Steel Holding Corp. (b)....         882         60,858
Alcoa, Inc. ..................       8,097        288,415
Allegheny Technologies, Inc.
  (b).........................         946         56,079
Cleveland-Cliffs, Inc. (b)....         557         66,389
Commercial Metals Co. (b).....         228          8,596
Esmark, Inc. (a)(b)...........           8            153
Freeport-McMoRan Copper &
  Gold, Inc. .................       4,106        481,182
Metalline Mining, Inc.
  (a)(b)......................       7,267         11,990
Newmont Mining Corp. (b)......       5,496        286,671
Nucor Corp. (b)...............       3,248        242,528
Southern Copper Corp. (b).....         652         69,523
Steel Dynamics, Inc. (b)......       1,512         59,074
Titanium Metals Corp. (b).....       1,195         16,718
United States Steel Corp.
  (b).........................       1,452        268,301
Worthington Industries, Inc.
  (b).........................         544         11,152
                                             ------------
                                                1,927,629
                                             ------------
MULTI-UTILITIES -- 1.1%
Ameren Corp. (b)..............       1,905         80,448
CMS Energy Corp. (b)..........       3,760         56,024
Consolidated Edison, Inc.
  (b).........................       2,427         94,871
Dominion Resources, Inc. .....       5,663        268,936
DTE Energy Co. (b)............         954         40,488
Energy East Corp. ............       3,082         76,187
NiSource, Inc. (b)............       1,192         21,361
PG&E Corp. (b)................       4,104        162,888
PNM Resources, Inc. ..........         475          5,681
Public Service Enterprise
  Group, Inc. ................       4,130        189,691
Puget Energy, Inc. (b)........       1,028         24,662
Sempra Energy.................       2,207        124,585
TECO Energy, Inc. (b).........       3,972         85,358
Wisconsin Energy Corp. .......         870         39,341
Xcel Energy, Inc. (b).........       5,239        105,147
                                             ------------
                                                1,375,668
                                             ------------
MULTILINE RETAIL -- 0.8%
Big Lots, Inc. (a)(b).........       3,213        100,374
Dillard's, Inc. (Class A)
  (b).........................         596          6,896
Dollar Tree Stores, Inc. (a)..       2,114         69,107


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Family Dollar Stores, Inc.
  (b).........................       2,287   $     45,603
J. C. Penney Co., Inc. (b)....       2,560         92,902
Kohl's Corp. (a)(b)...........       2,893        115,836
Macy's, Inc. .................       5,373        104,344
Nordstrom, Inc. (b)...........       2,570         77,871
Sears Holdings Corp. (a)(b)...         858         63,200
Target Corp. .................       6,634        308,414
                                             ------------
                                                  984,547
                                             ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp. (b)...............       8,998        122,013
Zebra Technologies Corp.
  (Class A) (a)...............       1,099         35,871
                                             ------------
                                                  157,884
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 11.9%
Abraxas Petroleum Corp.
  (a)(b)......................       3,574         19,335
Anadarko Petroleum Corp. .....       4,675        349,877
Apache Corp. .................       2,942        408,938
Arch Coal, Inc. (b)...........       1,910        143,307
ATP Oil & Gas Corp. (a).......         200          7,894
Blue Dolphin Energy Co.
  (a)(b)......................       9,410         19,949
Cano Petroleum, Inc. (a)(b)...       3,574         28,378
Cheniere Energy, Inc. (a)(b)..         571          2,495
Chesapeake Energy Corp. (b)...       4,276        282,045
Chevron Corp. ................      18,991      1,882,578
ConocoPhillips................      13,425      1,267,186
CONSOL Energy, Inc. (b).......       2,557        287,330
Cross Timbers Royalty Trust
  (b).........................       1,493         89,849
Crosstex Energy LP (b)........       1,390         39,865
Delta Petroleum Corp. (a)(b)..         685         17,481
Denbury Resources, Inc. (a)...       6,159        224,804
Devon Energy Corp. ...........       4,575        549,732
Dune Energy, Inc. (a)(b)......       2,739          2,821
El Paso Corp. (b).............       7,708        167,572
Encore Acquisition Co. (a)....         358         26,918
Energy Transfer Partners LP...         520         22,604
Enterprise Products Partners
  LP..........................       3,150         93,051
EOG Resources, Inc. (b).......       2,435        319,472
Exxon Mobil Corp. ............      50,307      4,433,556
Forest Oil Corp. (a)..........         475         35,388
Frontier Oil Corp. ...........         228          5,451
Gasco Energy, Inc. (a)(b).....       6,077         25,220
Hess Corp. ...................       2,256        284,685
Holly Corp. (b)...............         475         17,537
Houston American Energy Corp.
  (a)(b)......................       4,887         54,832
Hugoton Royalty Trust (b).....         224          8,288
Kinder Morgan Energy Partners
  LP..........................       1,036         57,736
Marathon Oil Corp. ...........       7,076        367,032
Massey Energy Co. ............       1,367        128,156
Murphy Oil Corp. .............       1,882        184,530
Newfield Exploration Co.
  (a)(b)......................       1,014         66,164
Noble Energy, Inc. ...........       2,018        202,930
Occidental Petroleum Corp. ...       7,347        660,201
ONEOK Partners LP.............         440         24,596
Patriot Coal Corp. (a)(b).....         225         34,490
Peabody Energy Corp. .........       2,373        208,943
Petrohawk Energy Corp. (a)....       1,210         56,035
Pioneer Natural Resources Co.
  (b).........................       1,783        139,573
Plains All American Pipeline
  LP..........................       1,593         71,860
Plains Exploration &
  Production Co. (a)..........       1,625        118,576
Range Resources Corp. ........       2,908        190,590
Southwestern Energy Co.
  (a)(b)......................       2,471        117,644
Spectra Energy Corp. .........       4,565        131,198
St. Mary Land & Exploration
  Co. ........................       1,882        121,653
Stone Energy Corp. (a)(b).....          15            989
Sunoco, Inc. (b)..............       1,550         63,070
Tesoro Corp. (b)..............       1,976         39,066
The Williams Cos., Inc. ......       5,701        229,807
Transmeridian Exploration,
  Inc. (a)(b).................       4,893          3,083
Ultra Petroleum Corp. (a).....       1,169        114,796
Valero Energy Corp. ..........       5,528        227,643
Xethanol Corp. (a)............       5,326          2,450
XTO Energy, Inc. .............       4,297        294,387
                                             ------------
                                               14,975,636
                                             ------------
PAPER & FOREST PRODUCTS -- 0.2%
International Paper Co. (b)...       4,813        112,143
MeadWestvaco Corp. (b)........       3,142         74,905
Weyerhaeuser Co. (b)..........       1,995        102,024
                                             ------------
                                                  289,072
                                             ------------
PERSONAL PRODUCTS -- 0.2%
Avon Products, Inc. (b).......       4,445        160,109
The Estee Lauder Cos., Inc.
  (Class A) (b)...............       1,790         83,145
                                             ------------
                                                  243,254
                                             ------------
PHARMACEUTICALS -- 5.0%
Abbott Laboratories...........      13,349        707,096
Allergan, Inc. (b)............       2,791        145,272
Barr Pharmaceuticals, Inc.
  (a).........................       1,205         54,321
Bristol-Myers Squibb Co. .....      17,022        349,462
Cortex Pharmaceuticals, Inc.
  (a)(b)......................       2,145          1,759
Eli Lilly & Co. ..............       8,472        391,067
Emisphere Technologies, Inc.
  (a).........................         479          1,284
Endo Pharmaceuticals Holdings,
  Inc. (a)....................       1,113         26,923
Forest Laboratories, Inc.
  (a).........................       3,771        131,005
Johnson & Johnson.............      24,819      1,596,854
King Pharmaceuticals, Inc.
  (a)(b)......................       1,812         18,972
Merck & Co., Inc. ............      19,448        732,995
Middlebrook Pharmaceuticals,
  Inc. (a)(b).................       6,074         20,530
Mylan, Inc. (a)(b)............       3,628         43,790
Penwest Pharmaceuticals Co.
  (a)(b)......................         318            859
Pfizer, Inc. .................      64,594      1,128,457
Replidyne, Inc. (a)(b)........       1,429          1,929
Repros Therapeutics, Inc.
  (a)(b)......................       2,144         20,304
Schering-Plough Corp. ........      14,683        289,108
Sciele Pharma, Inc. (a)(b)....         202          3,909
Sepracor, Inc. (a)(b).........       1,279         25,478
Spectrum Pharmaceuticals, Inc.
  (a).........................       1,959          2,723
Watson Pharmaceuticals, Inc.
  (a).........................       1,638         44,504
Wyeth.........................      10,804        518,160
                                             ------------
                                                6,256,761
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.9%
Agree Realty Corp. (b)........       2,351         51,840
AMB Property Corp. (b)........         714         35,971
American Campus Communities,
  Inc. .......................         303          8,436
American Land Lease, Inc.
  (b).........................       2,062         39,178
Annaly Capital Management,
  Inc. .......................       4,041         62,676
Anthracite Capital, Inc. (b)..       5,955         41,923


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Apartment Investment &
  Management Co. (Class A)
  (b).........................       1,167   $     39,748
Ashford Hospitality Trust,
  Inc. (b)....................       5,248         24,246
Avalonbay Communities, Inc.
  (b).........................         580         51,713
BioMed Realty Trust, Inc.
  (b).........................         944         23,156
Boston Properties, Inc. (b)...         824         74,341
BRE Properties, Inc. (Class A)
  (b).........................         571         24,713
CapitalSource, Inc. (b).......         800          8,864
CBL & Associates Properties,
  Inc. (b)....................         711         16,239
Cedar Shopping Centers, Inc.
  (b).........................       1,598         18,729
Corporate Office Properties
  Trust (b)...................       1,949         66,909
Developers Diversified Realty
  Corp. (b)...................       1,208         41,930
Digital Realty Trust, Inc.
  (b).........................         457         18,696
Duke Realty Corp. (b).........       1,370         30,756
Equity Residential............       3,296        126,138
Extra Space Storage, Inc.
  (b).........................       1,370         21,043
Friedman, Billings, Ramsey
  Group, Inc. (b).............       3,945          5,917
General Growth Properties,
  Inc. (b)....................       3,339        116,965
Glimcher Realty Trust (b).....       2,822         31,550
Gramercy Capital Corp. (b)....         567          6,572
HCP, Inc. ....................       1,306         41,544
Home Properties, Inc. (b).....         228         10,958
Hospitality Properties Trust
  (b).........................         803         19,641
Host Hotels & Resorts, Inc. ..       6,549         89,394
Investors Real Estate Trust
  (b).........................       6,566         62,640
iStar Financial, Inc. (b).....         431          5,694
Kimco Realty Corp. (b)........       1,182         40,803
Kite Realty Group Trust (b)...         343          4,287
LaSalle Hotel Properties (b)..       2,200         55,286
Lexington Realty Trust (b)....       1,256         17,119
Liberty Property Trust (b)....         187          6,199
Maguire Properties, Inc. (b)..         457          5,562
National Retail Properties,
  Inc. (b)....................       4,773         99,756
Nationwide Health Properties,
  Inc. (b)....................         824         25,948
Pennsylvania Real Estate
  Investment Trust (b)........       1,880         43,503
Plum Creek Timber Co., Inc.
  (b).........................       2,965        126,635
Post Properties, Inc. (b).....         358         10,650
ProLogis......................       3,013        163,757
Public Storage (b)............         585         47,262
Ramco-Gershenson Properties
  Trust (b)...................       2,678         55,006
Realty Income Corp. (b).......       1,370         31,181
Senior Housing Properties
  Trust (b)...................         200          3,906
Simon Property Group, Inc. ...       1,996        179,420
Tanger Factory Outlet Centers,
  Inc. (b)....................       2,570         92,340
The Macerich Co. (b)..........         546         33,923
UDR, Inc. (b).................         613         13,719
Urstadt Biddle Properties
  (Class A) (b)...............       3,611         52,937
Ventas, Inc. .................       1,086         46,231
Vornado Realty Trust (b)......         533         46,904
Weingarten Realty Investors
  (b).........................       1,073         32,533
                                             ------------
                                                2,452,987
                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CB Richard Ellis Group, Inc.
  (Class A) (a)(b)............       3,655         70,176
Forestar Real Estate Group,
  Inc. (a)(b).................         506          9,640
Jones Lang LaSalle, Inc. (b)..         238         14,325
The St. Joe Co. (b)...........         879         30,167
                                             ------------
                                                  124,308
                                             ------------
ROAD & RAIL -- 1.2%
Avis Budget Group, Inc.
  (a)(b)......................       1,414         11,835
Burlington Northern Santa Fe
  Corp. (b)...................       3,532        352,812
CSX Corp. (b).................       4,927        309,465
J.B. Hunt Transport Services,
  Inc. (b)....................       2,944         97,976
Kansas City Southern (a)(b)...         596         26,218
Landstar Systems, Inc. .......       2,151        118,778
Norfolk Southern Corp. .......       4,236        265,470
Union Pacific Corp. ..........       4,280        323,140
YRC Worldwide, Inc. (a)(b)....         932         13,859
                                             ------------
                                                1,519,553
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.7%
Advanced Micro Devices, Inc.
  (a)(b)......................       5,318         31,004
Aetrium, Inc. (a)(b)..........       4,647         13,848
Altera Corp. .................       3,121         64,605
Amkor Technology, Inc.
  (a)(b)......................         476          4,955
Anadigics, Inc. (a)(b)........       1,550         15,268
Analog Devices, Inc. (b)......       3,592        114,118
Applied Materials, Inc. ......      15,471        295,341
Atheros Communications, Inc.
  (a)(b)......................         182          5,460
AXT, Inc. (a)(b)..............       5,123         21,465
Broadcom Corp. (Class A)
  (a)(b)......................       4,616        125,971
Conexant Systems, Inc.
  (a)(b)......................         190            855
Cypress Semiconductor Corp.
  (a)(b)......................       1,446         35,789
FEI Co. (a)(b)................         237          5,399
Ibis Technology Corp. (a)(b)..       3,097            341
Intel Corp. ..................      53,917      1,158,137
International Rectifier Corp.
  (a).........................       1,101         21,139
Intersil Corp. (Class A) (b)..       2,901         70,552
KLA-Tencor Corp. (b)..........       2,079         84,636
Lam Research Corp. (a)(b).....       1,958         70,782
Linear Technology Corp. (b)...       2,921         95,137
LSI Logic Corp. (a)(b)........       6,169         37,878
Marvell Technology Group, Ltd.
  (a)(b)......................       4,365         77,086
MEMC Electronic Materials,
  Inc. (a)....................       2,763        170,035
Microchip Technology, Inc. ...       2,415         73,754
Micron Technology, Inc.
  (a)(b)......................       7,507         45,042
Microsemi Corp. (a)(b)........         596         15,007
MKS Instruments, Inc. (a)(b)..         196          4,292
National Semiconductor
  Corp. ......................       3,902         80,147
Neomagic Corp. (a)(b).........       3,455          1,175
Novellus Systems, Inc.
  (a)(b)......................       2,233         47,317
NVIDIA Corp. (a)(b)...........       6,204        116,139
OmniVision Technologies, Inc.
  (a)(b)......................         251          3,035
ON Semiconductor Corp.
  (a)(b)......................       2,851         26,144
Rambus, Inc. (a)(b)...........       1,178         22,464
Sigma Designs, Inc. (a)(b)....         326          4,528
Sirf Technology Holdings, Inc.
  (a)(b)......................         417          1,801
Teradyne, Inc. (a)............       3,221         35,656
Texas Instruments, Inc. (b)...      13,243        372,923
Xilinx, Inc. (b)..............       2,647         66,837
                                             ------------
                                                3,436,062
                                             ------------
SOFTWARE -- 3.9%
Activision, Inc. (a)..........       3,925        133,725
Adobe Systems, Inc. (a).......       6,528        257,138
Authentidate Holding Corp.
  (a).........................       5,003          1,951
Autodesk, Inc. (a)(b).........       2,549         86,182


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
BMC Software, Inc. (a)(b).....       3,303   $    118,908
CA, Inc. .....................       4,425        102,173
Cadence Design Systems, Inc.
  (a)(b)......................       4,539         45,844
Citrix Systems, Inc. (a)(b)...       2,841         83,554
Compuware Corp. (a)...........       5,478         52,260
Electronic Arts, Inc. (a).....       2,845        126,403
Intuit, Inc. (a)..............       4,276        117,889
Jack Henry & Associates, Inc.
  (b).........................         714         15,451
McAfee, Inc. (a)(b)...........       2,186         74,390
Microsoft Corp. ..............      78,880      2,169,989
NAVTEQ Corp. (a)(b)...........       1,517        116,809
Novell, Inc. (a)(b)...........       6,704         39,487
Nuance Communications, Inc.
  (a)(b)......................       1,713         26,843
Oracle Corp. (a)..............      38,929        817,509
Parametric Technology Corp.
  (a)(b)......................       3,063         51,060
Red Hat, Inc. (a)(b)..........       3,295         68,173
Salesforce.com, Inc. (a)(b)...         913         62,294
Smith Micro Software, Inc.
  (a)(b)......................       1,196          6,817
Soapstone Networks, Inc.
  (a)(b)......................       2,266          8,679
Symantec Corp. (a)............      11,064        214,088
Synopsys, Inc. (a)............       2,959         70,750
Versant Corp. (a)(b)..........       1,522         39,861
                                             ------------
                                                4,908,227
                                             ------------
SPECIALTY RETAIL -- 1.8%
Abercrombie & Fitch Co. (b)...       1,043         65,375
Advance Auto Parts, Inc. .....       1,480         57,468
American Eagle Outfitters,
  Inc. .......................       2,602         35,465
AutoNation, Inc. (a)(b).......       3,122         31,283
AutoZone, Inc. (a)(b).........         733         88,700
Bed Bath & Beyond, Inc.
  (a)(b)......................       3,082         86,604
Best Buy Co., Inc. (b)........       3,880        153,648
Borders Group, Inc. (b).......         596          3,576
Chico's FAS, Inc. (a)(b)......       2,038         10,944
Circuit City Stores, Inc. ....       3,032          8,763
Dick's Sporting Goods, Inc.
  (a).........................         457          8,107
Foot Locker, Inc. (b).........       2,126         26,469
GameStop Corp. (Class A)
  (a)(b)......................       1,348         54,459
Genesco, Inc. (a)(b)..........         229          7,069
Limited Brands, Inc. (b)......       3,611         60,845
Lowe's Cos., Inc. (b).........      12,399        257,279
Mens Wearhouse, Inc. (b)......         475          7,738
O'Reilly Automotive, Inc.
  (a)(b)......................       2,058         45,996
Office Depot, Inc. (a)(b).....       3,657         40,008
PetSmart, Inc. (b)............       2,150         42,893
RadioShack Corp. (b)..........       2,102         25,792
Rent-A-Center, Inc. (a)(b)....         714         14,687
Ross Stores, Inc. (b).........       2,070         73,526
Staples, Inc. ................       6,924        164,445
The Finish Line, Inc. (Class
  A) (a)(b)...................          78            677
The Gap, Inc. ................       5,888         98,153
The Home Depot, Inc. (b)......      18,938        443,528
The Sherwin-Williams Co. (b)..         433         19,888
The TJX Cos., Inc. (b)........       3,758        118,264
Tiffany & Co. (b).............       1,782         72,617
Urban Outfitters, Inc.
  (a)(b)......................       1,678         52,337
Williams-Sonoma, Inc. (b).....       1,305         25,891
Zale Corp. (a)(b).............         433          8,179
                                             ------------
                                                2,210,673
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
Coach, Inc. (a)...............       4,012        115,866
CROCS, Inc. (a)(b)............       1,075          8,611
Hanesbrands, Inc. (a)(b)......         990         26,869
Iconix Brand Group, Inc.
  (a)(b)......................         426          5,146
Jones Apparel Group, Inc.
  (b).........................       2,193         30,154
Liz Claiborne, Inc. (b).......       1,840         26,036
NIKE, Inc. (Class B)..........       3,411        203,330
Quiksilver, Inc. (a)..........       3,175         31,178
V. F. Corp. (b)...............         326         23,205
Wolverine World Wide, Inc.
  (b).........................       2,288         61,021
                                             ------------
                                                  531,416
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.6%
Astoria Financial Corp. ......         836         16,787
Berkshire Hills Bancorp, Inc.
  (b).........................       1,595         37,722
Countrywide Financial Corp.
  (b).........................       5,196         22,083
Fannie Mae (b)................      10,335        201,636
Freddie Mac...................       7,266        119,162
Guaranty Financial Group, Inc.
  (a)(b)......................         506          2,717
Hudson City Bancorp, Inc. ....       2,026         33,794
MGIC Investment Corp. (b).....       1,275          7,790
New York Community Bancorp,
  Inc. (b)....................       1,300         23,192
NewAlliance Bancshares, Inc.
  (b).........................       5,487         68,478
OceanFirst Financial Corp.
  (b).........................       2,999         54,132
People's United Financial,
  Inc. (b)....................       4,644         72,446
Radian Group, Inc. (b)........       1,501          2,176
Sovereign Bancorp, Inc. (b)...       3,738         27,512
TrustCo Bank Corp. NY (b).....       5,508         40,869
Washington Mutual, Inc. (b)...       7,406         36,512
                                             ------------
                                                  767,008
                                             ------------
TOBACCO -- 1.2%
Altria Group, Inc. ...........      18,744        385,377
Lorillard, Inc. (a)...........         358         24,759
Philip Morris International,
  Inc. .......................      18,744        925,766
Reynolds American, Inc. (b)...       1,921         89,653
UST, Inc. (b).................       1,793         97,916
                                             ------------
                                                1,523,471
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
Fastenal Co. (b)..............       2,244         96,851
Kaman Corp. (Class A) (b).....       2,809         63,933
W.W. Grainger, Inc. ..........         326         26,667
                                             ------------
                                                  187,451
                                             ------------
TRANSPORTATION INFRASTRUCTURE -- 0.0%(D)
Macquarie Infrastructure Co.
  LLC (b).....................         267          6,752
                                             ------------
WATER UTILITIES -- 0.1%
Aqua America, Inc. (b)........       1,072         17,120
Middlesex Water Co. (b).......       3,692         61,250
                                             ------------
                                                   78,370
                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
American Tower Corp. (Class A)
  (a).........................       4,206        177,703
Crown Castle International
  Corp. (a)...................       3,249        125,834
FiberTower Corp. (a)(b).......       2,738          3,833
Goamerica, Inc. (a)(b)........       2,024         15,180
Leap Wireless International,
  Inc. (a)(b).................         358         15,455
MetroPCS Communications, Inc.
  (a)(b)......................       1,484         26,282
NII Holdings, Inc. (a)(b).....       1,800         85,482
Rural Cellular Corp. (a)(b)...         221          9,837
SBA Communications Corp.
  (a)(b)......................       1,350         48,614


See accompanying notes to financial statements.

SPDR DJ WILSHIRE TOTAL MARKET ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Sprint Nextel Corp. (b).......      21,461   $    203,879
Telephone & Data Systems,
  Inc. .......................       1,393         65,847
                                             ------------
                                                  777,946
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $118,990,405).........                125,675,130
                                             ------------
SHORT TERM INVESTMENTS -- 17.9%
MONEY MARKET FUNDS-- 17.9%
State Street Navigator
  Securities Lending Prime
  Portfolio (e)(f)............  21,262,511     21,262,511
STIC Prime Portfolio..........   1,358,801      1,358,801
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $22,621,312)..........                 22,621,312
                                             ------------
TOTAL INVESTMENTS -- 117.6%
  (Cost $141,611,717).........                148,296,442
                                             ------------
OTHER ASSETS AND
  LIABILITIES -- (17.6)%......                (22,183,801)
                                             ------------
NET ASSETS -- 100.0%..........               $126,112,641
                                             ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2008.
(c)    Affiliated issuer. (Note 3)
(d)    Amount shown represents less than 0.05% of net assets.
(e)    Investments of cash collateral for securities loaned.
(f)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.8%
AEROSPACE & DEFENSE -- 2.3%
Alliant Techsystems, Inc.
  (a)(b).......................         26   $     2,644
Boeing Co. (b).................        488        32,071
General Dynamics Corp. ........        244        20,545
Goodrich Corp. (b).............         94         4,461
Honeywell International,
  Inc. ........................        495        24,889
L-3 Communications Holdings,
  Inc. (b).....................         86         7,815
Lockheed Martin Corp. .........        231        22,790
Northrop Grumman Corp. ........        231        15,454
Precision Castparts Corp. (b)..        101         9,733
Raytheon Co. ..................        310        17,447
Rockwell Collins, Inc. ........        121         5,803
Spirit Aerosystems Holdings,
  Inc. (a)(b)..................         70         1,343
United Technologies Corp. .....        647        39,920
                                             -----------
                                                 204,915
                                             -----------
AIR FREIGHT & LOGISTICS -- 0.7%
C.H. Robinson Worldwide,
  Inc. ........................        126         6,910
Expeditors International
  Washington, Inc. (b).........        148         6,364
FedEx Corp. (b)................        207        16,310
United Parcel Service, Inc.
  (Class B) (b)................        477        29,321
                                             -----------
                                                  58,905
                                             -----------
AIRLINES -- 0.1%
AMR Corp. (a)(b)...............        156           799
Delta Air Lines, Inc. (a)......        194         1,106
Northwest Airlines Corp. (a)...        140           932
Southwest Airlines Co. ........        554         7,224
UAL Corp. (b)..................         90           470
                                             -----------
                                                  10,531
                                             -----------
AUTO COMPONENTS -- 0.2%
BorgWarner, Inc. (b)...........         78         3,461
Johnson Controls, Inc. ........        429        12,304
The Goodyear Tire & Rubber Co.
  (a)(b).......................        153         2,728
WABCO Holdings, Inc. (b).......         41         1,905
                                             -----------
                                                  20,398
                                             -----------
AUTOMOBILES -- 0.2%
Ford Motor Co. (a)(b)..........      1,572         7,561
General Motors Corp. (b).......        343         3,945
Harley-Davidson, Inc. (b)......        169         6,128
                                             -----------
                                                  17,634
                                             -----------
BEVERAGES -- 2.3%
Anheuser-Busch Cos., Inc. .....        514        31,930
Brown-Forman Corp. (b).........         53         4,005
Coca-Cola Enterprises, Inc. ...        213         3,685
Constellation Brands, Inc.
  (Class A) (a)(b).............        133         2,641
Dr Pepper Snapple Group, Inc.
  (a)..........................        182         3,818
Hansen Natural Corp. (a)(b)....         45         1,297
Molson Coors Brewing Co. ......        105         5,705
PepsiCo, Inc. .................      1,148        73,001
The Coca-Cola Co. .............      1,525        79,270
The Pepsi Bottling Group, Inc.
  (b)..........................         86         2,401
                                             -----------
                                                 207,753
                                             -----------
BIOTECHNOLOGY -- 1.7%
Abraxis Bioscience, Inc.
  (a)(b).......................          3           190
Amgen, Inc. (a)(b).............        785        37,021
Amylin Pharmaceuticals, Inc.
  (a)(b).......................        100         2,539
Biogen Idec, Inc. (a)(b).......        202        11,290
BioMarin Pharmaceutical, Inc.
  (a)(b).......................         62         1,797
Celgene Corp. (a)(b)...........        314        20,055
Cephalon, Inc. (a)(b)..........         53         3,535
Genentech, Inc. (a)............        336        25,502
Genzyme Corp. (a)(b)...........        185        13,324
Gilead Sciences, Inc. (a)(b)...        662        35,053
Vertex Pharmaceuticals, Inc.
  (a)..........................        107         3,581
                                             -----------
                                                 153,887
                                             -----------
BUILDING PRODUCTS -- 0.1%
Masco Corp. (b)................        272         4,279
USG Corp. (a)(b)...............         53         1,567
                                             -----------
                                                   5,846
                                             -----------
CAPITAL MARKETS -- 2.7%
AllianceBernstein Holding
  LP(b)........................         19         1,039
Ameriprise Financial, Inc.
  (b)..........................        168         6,832
BlackRock, Inc. (b)............         14         2,478
Eaton Vance Corp. (b)..........         95         3,777
Federated Investors, Inc. .....         67         2,306
Fortress Investment Group LLC
  (Class A) (b)................         28           345
Franklin Resources, Inc. (b)...        113        10,356
GLG Partners, Inc. (b).........        172         1,342
Invesco, Ltd. (b)..............        293         7,026
Janus Capital Group, Inc. (b)..        125         3,309
Legg Mason, Inc. (b)...........         96         4,183
Lehman Brothers Holdings, Inc.
  (b)..........................        501         9,925
Merrill Lynch & Co., Inc. (b)..        608        19,280
Morgan Stanley(b)..............        718        25,898
Northern Trust Corp. ..........        158        10,834
Och-Ziff Capital Management
  Group LLC(b).................         43           817
SEI Investments Co. (b)........         98         2,305
State Street Corp. (c).........        307        19,645
T. Rowe Price Group, Inc. (b)..        190        10,729
TD Ameritrade Holding Corp.
  (a)(b).......................        174         3,148
The Bank of New York Mellon
  Corp. (b)....................        813        30,756
The Blackstone Group LP(b).....         94         1,712
The Charles Schwab Corp. ......        668        13,721
The Goldman Sachs Group,
  Inc. ........................        258        45,124
                                             -----------
                                                 236,887
                                             -----------
CHEMICALS -- 2.3%
Air Products & Chemicals, Inc.
  (b)..........................        147        14,533
Airgas, Inc. (b)...............         46         2,686
Albemarle Corp. (b)............         49         1,956
Ashland, Inc. (b)..............         40         1,928
Celanese Corp. (b).............        108         4,931
CF Industries Holdings, Inc.
  (b)..........................         41         6,265
E. I. du Pont de Nemours &
  Co. .........................        642        27,535
Eastman Chemical Co. (b).......         52         3,581
Ecolab, Inc. (b)...............        127         5,460
FMC Corp. (b)..................         48         3,717
Huntsman Corp. (b).............         63           718
International Flavors &
  Fragrances, Inc. (b).........         59         2,305
Intrepid Potash, Inc. (a)(b)...         22         1,447
Lubrizol Corp. (b).............         45         2,085
Monsanto Co. (b)...............        389        49,185
PPG Industries, Inc. ..........        117         6,712
Praxair, Inc. (b)..............        224        21,110
Rohm & Haas Co. (b)............         89         4,133
Sigma-Aldrich Corp. ...........         76         4,093


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Terra Industries, Inc. (b).....         58   $     2,862
The Dow Chemical Co. (b).......        674        23,529
The Mosaic Co. (a).............        105        15,194
                                             -----------
                                                 205,965
                                             -----------
COMMERCIAL BANKS -- 2.0%
Associated Bancorp(b)..........         79         1,524
BB&T Corp. (b).................        401         9,131
City National Corp. (b)........         31         1,304
Comerica, Inc. (b).............        111         2,845
Commerce Bancshares, Inc. (b)..         42         1,666
Fifth Third Bancorp (b)........        359         3,655
Huntington Bancshares, Inc.
  (b)..........................        242         1,396
Keycorp........................        330         3,623
M&T Bank Corp. (b).............         57         4,021
Marshall & Ilsley Corp. (b)....        172         2,637
National City Corp. (b)........        425         2,027
PNC Financial Services Group,
  Inc. (b).....................        246        14,047
Popular, Inc. (b)..............        167         1,100
Regions Financial Corp. (b)....        514         5,608
SunTrust Banks, Inc. ..........        248         8,982
Synovus Financial Corp. (b)....        201         1,755
TCF Financial Corp. (b)........         89         1,071
Toronto-Dominion Bank..........          1            62
U.S. Bancorp (b)...............      1,240        34,584
UnionBanCal Corp. (b)..........         39         1,576
Wachovia Corp. (b).............      1,555        24,149
Wells Fargo & Co. (b)..........      2,243        53,271
Zions Bancorp (b)..............         72         2,267
                                             -----------
                                                 182,301
                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
Allied Waste Industries, Inc.
  (a)(b).......................        276         3,483
Avery Dennison Corp. (b).......         64         2,812
ChoicePoint, Inc. (a)(b).......         44         2,121
Cintas Corp. (b)...............        101         2,677
Covanta Holding Corp. (a)(b)...         69         1,842
Dun & Bradstreet Corp. (b).....         43         3,768
Equifax, Inc. (b)..............         86         2,891
Manpower, Inc. (b).............         53         3,087
Monster Worldwide, Inc.
  (a)(b).......................         77         1,587
Pitney Bowes, Inc. ............        156         5,320
R.R. Donnelley & Sons Co. (b)..        150         4,453
Republic Services, Inc. (b)....        124         3,683
Robert Half International, Inc.
  (b)..........................        121         2,900
Stericycle, Inc. (a)(b)........         57         2,947
Waste Management, Inc. (b).....        349        13,161
                                             -----------
                                                  56,732
                                             -----------
COMMUNICATIONS EQUIPMENT -- 2.3%
Cisco Systems, Inc. (a)(b).....      4,273        99,390
Corning, Inc. .................      1,138        26,231
EchoStar Corp. (Class A)
  (a)(b).......................         30           937
Harris Corp. ..................         93         4,696
JDS Uniphase Corp. (a)(b)......        132         1,499
Juniper Networks, Inc. (a)(b)..        372         8,251
Motorola, Inc. ................      1,519        11,149
QUALCOMM, Inc. ................      1,155        51,247
Tellabs, Inc. (a)(b)...........        297         1,381
                                             -----------
                                                 204,781
                                             -----------
COMPUTERS & PERIPHERALS -- 4.3%
Apple, Inc. (a)................        630       105,487
Dell, Inc. (a)(b)..............      1,295        28,335
EMC Corp. (a)(b)...............      1,499        22,020
Hewlett-Packard Co. ...........      1,775        78,473
International Business Machines
  Corp. (b)....................        996       118,056
Lexmark International, Inc.
  (a)(b).......................         73         2,440
NCR Corp. (a)..................        128         3,226
NetApp, Inc. (a)(b)............        251         5,437
SanDisk Corp. (a)..............        165         3,086
Seagate Technology.............        349         6,676
Sun Microsystems, Inc. (a)(b)..        555         6,038
Teradata Corp. (a).............        128         2,962
Western Digital Corp. (a)......        151         5,214
                                             -----------
                                                 387,450
                                             -----------
CONSTRUCTION & ENGINEERING -- 0.4%
Fluor Corp. (b)................         63        11,723
Foster Wheeler, Ltd. (a).......        102         7,461
Jacobs Engineering Group, Inc.
  (a)(b).......................         87         7,021
KBR, Inc. (b)..................        114         3,980
Quanta Services, Inc. (a)......        112         3,726
The Shaw Group, Inc. (a)(b)....         51         3,151
URS Corp. (a)(b)...............         50         2,099
                                             -----------
                                                  39,161
                                             -----------
CONSTRUCTION MATERIALS -- 0.1%
Martin Marietta Materials, Inc.
  (b)..........................         31         3,211
Vulcan Materials Co. (b).......         69         4,125
                                             -----------
                                                   7,336
                                             -----------
CONSUMER FINANCE -- 0.5%
American Express Co. ..........        742        27,951
Capital One Financial Corp.
  (b)..........................        263         9,997
Discover Financial
  Services(b)..................        298         3,925
SLM Corp. (a)(b)...............        336         6,501
                                             -----------
                                                  48,374
                                             -----------
CONTAINERS & PACKAGING -- 0.2%
Ball Corp. ....................         75         3,581
Bemis Co., Inc. (b)............         76         1,704
Crown Holdings, Inc. (a).......        113         2,937
Owens-Illinois, Inc. (a)(b)....        105         4,377
Pactiv Corp. (a)(b)............         93         1,974
Sealed Air Corp. ..............        114         2,167
Sonoco Products Co. ...........         69         2,136
                                             -----------
                                                  18,876
                                             -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co. (b)..........        117         4,643
                                             -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Apollo Group, Inc. (a)(b)......         96         4,249
H&R Block, Inc. ...............        213         4,558
Hillenbrand, Inc. (b)..........         35           749
ITT Educational Services, Inc.
  (a)(b).......................         26         2,149
Weight Watchers International,
  Inc. (b).....................         30         1,068
                                             -----------
                                                  12,773
                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 3.1%
Bank of America Corp. (b)......      3,205        76,503
CIT Group, Inc. (b)............        237         1,614
Citigroup, Inc. ...............      3,919        65,683
CME Group, Inc. (b)............         39        14,944
Intercontinental Exchange, Inc.
  (a)(b).......................         49         5,586
JPMorgan Chase & Co. (b).......      2,486        85,295
Leucadia National Corp. (b)....        112         5,257


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Moody's Corp. (b)..............        151   $     5,200
Nymex Holdings, Inc. (b).......         63         5,322
NYSE Euronext..................        157         7,954
The Nasdaq OMX Group, Inc.
  (a)(b).......................         94         2,496
                                             -----------
                                                 275,854
                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%
AT&T, Inc. (b).................      4,276       144,058
CenturyTel, Inc. (b)...........         83         2,954
Citizens Communications Co.
  (b)..........................        224         2,540
Embarq Corp. (b)...............        111         5,247
Fairpoint Communications, Inc.
  (b)..........................         38           274
Level 3 Communications, Inc.
  (a)(b).......................      1,161         3,425
Qwest Communications
  International, Inc. (b)......      1,072         4,213
Verizon Communications, Inc.
  (b)..........................      2,059        72,889
Windstream Corp. (b)...........        326         4,023
                                             -----------
                                                 239,623
                                             -----------
ELECTRIC UTILITIES -- 2.1%
Allegheny Energy, Inc. (b).....        125         6,264
American Electric Power Co.,
  Inc. ........................        285        11,466
DPL, Inc. (b)..................         79         2,084
Duke Energy Corp. (b)..........        905        15,729
Edison International (b).......        216        11,098
Entergy Corp. (b)..............        140        16,867
Exelon Corp. ..................        471        42,371
FirstEnergy Corp. .............        218        17,948
FPL Group, Inc. (b)............        268        17,575
Northeast Utilities (b)........        107         2,732
Pepco Holdings, Inc. ..........        127         3,258
Pinnacle West Capital Corp.
  (b)..........................         64         1,969
PPL Corp. (b)..................        263        13,747
Progress Energy, Inc. .........        193         8,073
The Southern Co. (b)...........        544        18,996
                                             -----------
                                                 190,177
                                             -----------
ELECTRICAL EQUIPMENT -- 0.6%
AMETEK, Inc. ..................         71         3,353
Cooper Industries, Ltd. .......        151         5,964
Emerson Electric Co. ..........        568        28,088
First Solar, Inc. (a)(b).......         32         8,730
Hubbell, Inc. (Class B) (b)....         39         1,555
Rockwell Automation, Inc. (b)..         92         4,023
Roper Industries, Inc. ........         60         3,953
SunPower Corp. (Class A)
  (a)(b).......................         27         1,943
                                             -----------
                                                  57,609
                                             -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
Agilent Technologies, Inc.
  (a)..........................        259         9,205
Amphenol Corp. (Class A).......        124         5,565
Arrow Electronics, Inc.
  (a)(b).......................         90         2,765
Avnet, Inc. (a)................        102         2,782
Dolby Laboratories, Inc. (a)...         26         1,048
FLIR Systems, Inc. (a)(b)......         89         3,611
Ingram Micro, Inc. (Class A)
  (a)(b).......................         99         1,757
Jabil Circuit, Inc. (b)........        125         2,051
Mettler-Toledo International,
  Inc. (a).....................         24         2,277
Molex, Inc. (b)................         91         2,221
Trimble Navigation, Ltd.
  (a)(b).......................         77         2,749
Tyco Electronics, Ltd. ........        357        12,788
                                             -----------
                                                  48,819
                                             -----------
ENERGY EQUIPMENT & SERVICES -- 3.6%
Baker Hughes, Inc. (b).........        218        19,040
BJ Services Co. (b)............        213         6,803
Cameron International Corp.
  (a)..........................        156         8,635
Diamond Offshore Drilling, Inc.
  (b)..........................         48         6,679
ENSCO International, Inc. .....        106         8,558
Exterran Holdings, Inc.
  (a)(b).......................         44         3,146
FMC Technologies, Inc. (a).....         96         7,385
Halliburton Co. ...............        627        33,275
Helmerich & Payne, Inc. (b)....         64         4,609
IHS, Inc. (Class A) (a)(b).....         33         2,297
Nabors Industries, Ltd. (a)....        209        10,289
National-Oilwell Varco, Inc.
  (a)(b).......................        296        26,261
Noble Corp. ...................        192        12,472
Patterson-UTI Energy, Inc. ....        109         3,928
Pride International, Inc. (a)..        120         5,675
Rowan Cos., Inc. ..............         74         3,460
Schlumberger, Ltd. ............        861        92,497
Smith International, Inc. (b)..        146        12,138
Transocean, Inc. (a)(b)........        225        34,288
Weatherford International, Ltd.
  (a)(b).......................        486        24,101
                                             -----------
                                                 325,536
                                             -----------
FOOD & STAPLES RETAILING -- 2.5%
Costco Wholesale Corp. ........        313        21,954
CVS Caremark Corp. ............      1,023        40,480
Safeway, Inc. (b)..............        319         9,107
SUPERVALU, Inc. (b)............        148         4,572
Sysco Corp. (b)................        434        11,939
The Kroger Co. (b).............        443        12,789
Wal-Mart Stores, Inc. (b)......      1,756        98,687
Walgreen Co. (b)...............        707        22,985
Whole Foods Market, Inc. (b)...         98         2,322
                                             -----------
                                                 224,835
                                             -----------
FOOD PRODUCTS -- 1.5%
Archer-Daniels-Midland Co. ....        424        14,310
Bunge, Ltd. (b)................         85         9,154
Campbell Soup Co. .............        169         5,655
ConAgra Foods, Inc. (b)........        342         6,594
Dean Foods Co. (a)(b)..........         86         1,687
General Mills, Inc. ...........        233        14,159
H.J. Heinz Co. (b).............        220        10,527
Hormel Foods Corp. (b).........         51         1,765
Kellogg Co. (b)................        180         8,644
Kraft Foods, Inc. .............      1,009        28,706
McCormick & Co., Inc. (b)......         92         3,281
Sara Lee Corp. (b).............        538         6,590
Smithfield Foods, Inc. (a)(b)..         77         1,531
The Hershey Co. (b)............        120         3,934
Tyson Foods, Inc. (Class A)
  (b)..........................        193         2,883
Wm. Wrigley Jr. Co. ...........        159        12,367
                                             -----------
                                                 131,787
                                             -----------
GAS UTILITIES -- 0.3%
Energen Corp. .................         43         3,355
Equitable Resources, Inc. (b)..         93         6,422
National Fuel Gas Co. (b)......         46         2,736
ONEOK, Inc. ...................         73         3,565
Questar Corp. (b)..............        124         8,809
                                             -----------
                                                  24,887
                                             -----------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.1%
Baxter International, Inc. ....        452   $    28,901
Beckman Coulter, Inc. (b)......         42         2,836
Becton, Dickinson & Co. .......        162        13,171
Boston Scientific Corp. (a)....      1,067        13,113
C.R. Bard, Inc. (b)............         72         6,332
Covidien, Ltd. ................        357        17,097
Dentsply International, Inc. ..         97         3,570
Hill-Rom Holdings, Inc. (b)....         35           944
Hologic, Inc. (a)(b)...........        176         3,837
Hospira, Inc. (a)(b)...........        114         4,573
Intuitive Surgical, Inc.
  (a)(b).......................         26         7,004
Kinetic Concepts, Inc. (a).....         32         1,277
Medtronic, Inc. (b)............        808        41,814
St. Jude Medical, Inc. (a)(b)..        252        10,302
Stryker Corp. (b)..............        222        13,959
Varian Medical Systems, Inc.
  (a)(b).......................         96         4,978
Zimmer Holdings, Inc. (a)......        167        11,364
                                             -----------
                                                 185,072
                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.8%
Aetna, Inc. ...................        356        14,429
AmerisourceBergen Corp. .......        115         4,599
Cardinal Health, Inc. (b)......        252        12,998
CIGNA Corp. ...................        202         7,149
Community Health Systems, Inc.
  (a)(b).......................         62         2,045
Coventry Health Care, Inc.
  (a)..........................        108         3,285
DaVita, Inc. (a)(b)............         70         3,719
Express Scripts, Inc. (Class A)
  (a)..........................        156         9,784
Health Net, Inc. (a)...........         74         1,780
Henry Schein, Inc. (a)(b)......         59         3,043
Humana, Inc. (a)...............        116         4,613
Laboratory Corp. of America
  Holdings (a)(b)..............         80         5,570
Lincare Holdings, Inc. (a)(b)..         45         1,278
McKesson Corp. (b).............        200        11,182
Medco Health Solutions, Inc.
  (a)..........................        365        17,228
Omnicare, Inc. (b).............         84         2,203
Patterson Cos., Inc. (a)(b)....         84         2,469
Quest Diagnostics, Inc. (b)....        107         5,186
UnitedHealth Group, Inc. ......        893        23,441
Universal Health Services, Inc.
  (Class B) (b)................         41         2,592
WellPoint, Inc. (a)............        384        18,302
                                             -----------
                                                 156,895
                                             -----------
HEALTH CARE TECHNOLOGY -- 0.1%
Cerner Corp. (a)(b)............         43         1,943
IMS Health, Inc. ..............        121         2,819
                                             -----------
                                                   4,762
                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
Carnival Corp. (b).............        304        10,020
Darden Restaurants, Inc. (b)...         85         2,715
International Game Technology..        222         5,546
Las Vegas Sands Corp. (a)(b)...         72         3,416
Marriott International, Inc.
  (Class A) (b)................        215         5,642
McDonald's Corp. ..............        823        46,269
MGM Mirage, Inc. (a)(b)........         69         2,338
Penn National Gaming, Inc.
  (a)(b).......................         54         1,736
Royal Caribbean Cruises, Ltd.
  (b)..........................        102         2,292
Starbucks Corp. (a)............        529         8,326
Starwood Hotels & Resorts
  Worldwide, Inc. (b)..........        122         4,888
Wyndham Worldwide Corp. (b)....        136         2,436
Wynn Resorts, Ltd. (b).........         43         3,498
Yum! Brands, Inc. (b)..........        335        11,755
                                             -----------
                                                 110,877
                                             -----------
HOUSEHOLD DURABLES -- 0.4%
Centex Corp. ..................         78         1,043
D.R. Horton, Inc. (b)..........        188         2,040
Fortune Brands, Inc. ..........        111         6,927
Garmin, Ltd. (b)...............         90         3,856
Harman International
  Industries, Inc. ............         46         1,904
Leggett & Platt, Inc. (b)......        130         2,180
Lennar Corp. (Class A) (b).....         94         1,160
Mohawk Industries, Inc.
  (a)(b).......................         38         2,436
Newell Rubbermaid, Inc. .......        187         3,140
NVR, Inc. (a)(b)...............          4         2,000
Pulte Homes, Inc. (b)..........        144         1,387
The Black & Decker Corp. (b)...         47         2,703
The Stanley Works (b)..........         59         2,645
Toll Brothers, Inc. (a)(b).....         81         1,517
Whirlpool Corp. (b)............         54         3,333
                                             -----------
                                                  38,271
                                             -----------
HOUSEHOLD PRODUCTS -- 2.1%
Church & Dwight Co., Inc. (b)..         43         2,423
Colgate-Palmolive Co. (b)......        366        25,291
Energizer Holdings, Inc.
  (a)(b).......................         42         3,070
Kimberly-Clark Corp. ..........        307        18,352
Procter & Gamble Co. ..........      2,207       134,208
The Clorox Co. (b).............         96         5,011
                                             -----------
                                                 188,355
                                             -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
Calpine Corp. (a)..............        240         5,415
Constellation Energy Group,
  Inc. ........................        132        10,837
Dynegy, Inc. (Class A) (a)(b)..        280         2,394
Mirant Corp. (a)(b)............        149         5,833
NRG Energy, Inc. (a)...........        172         7,379
Reliant Energy, Inc. (a).......        237         5,041
The AES Corp. (a)(b)...........        471         9,048
                                             -----------
                                                  45,947
                                             -----------
INDUSTRIAL CONGLOMERATES -- 2.9%
3M Co. ........................        463        32,220
General Electric Co. (b).......      7,167       191,287
Icahn Enterprises LP (b).......          2           141
McDermott International, Inc.
  (a)..........................        169        10,459
Textron, Inc. .................        177         8,484
Tyco International, Ltd. (b)...        357        14,294
                                             -----------
                                                 256,885
                                             -----------
INSURANCE -- 4.7%
ACE, Ltd. (b)..................        235        12,946
AFLAC, Inc. (b)................        342        21,478
American International Group,
  Inc. (b).....................      1,684        44,559
AON Corp. .....................        195         8,958
Arch Capital Group, Ltd. (a)...         29         1,923
Assurant, Inc. (b).............         71         4,683
Axis Capital Holdings, Ltd. ...         98         2,921
Berkshire Hathaway, Inc. (Class
  A) (a).......................          1       120,750
Brown & Brown, Inc. (b)........         77         1,339
Chubb Corp. (b)................        272        13,331
Cincinnati Financial Corp. ....        105         2,667


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
CNA Financial Corp. (b)........         15   $       377
Everest Re Group, Ltd. ........         45         3,587
Fidelity National Financial,
  Inc. (b).....................        157         1,978
First American Corp. (b).......         58         1,531
Genworth Financial, Inc. (Class
  A)...........................        312         5,557
Hartford Financial Services
  Group, Inc. .................        228        14,722
Lincoln National Corp. (b).....        194         8,792
Loews Corp. ...................        254        11,913
Markel Corp. (a)...............          7         2,569
Marsh & McLennan Cos., Inc.
  (b)..........................        380        10,089
MetLife, Inc. .................        307        16,200
Nationwide Financial Services,
  Inc. (Class A)...............         39         1,872
Old Republic International
  Corp. (b)....................        146         1,729
PartnerRe, Ltd. (b)............         42         2,904
Principal Financial Group, Inc.
  (b)..........................        173         7,261
Protective Life Corp. (b)......         45         1,712
Prudential Financial, Inc. ....        324        19,356
RenaissanceRe Holdings, Ltd.
  (b)..........................         42         1,876
SAFECO Corp. (b)...............         59         3,962
The Allstate Corp. ............        398        18,145
The Progressive Corp. (b)......        442         8,274
The Travelers Cos., Inc. ......        441        19,139
Torchmark Corp. ...............         73         4,281
Transatlantic Holdings, Inc.
  (b)..........................         18         1,017
Unitrin, Inc. (b)..............         30           827
Unum Group(b)..................        261         5,338
White Mountains Insurance
  Group, Ltd. (b)..............          6         2,574
WR Berkley Corp. ..............        107         2,585
XL Capital, Ltd. (Class A)
  (b)..........................        132         2,714
                                             -----------
                                                 418,436
                                             -----------
INTERNET & CATALOG RETAIL -- 0.4%
Amazon.com, Inc. (a)(b)........        218        15,986
Expedia, Inc. (a)(b)...........        153         2,812
IAC/InterActiveCorp (a)(b).....        144         2,776
Liberty Media Holding
  Corp. -- Interactive (Series
  A) (a).......................        459         6,775
priceline.com, Inc. (a)(b).....         23         2,656
                                             -----------
                                                  31,005
                                             -----------
INTERNET SOFTWARE & SERVICES -- 1.5%
Akamai Technologies, Inc.
  (a)(b).......................        118         4,105
eBay, Inc. (a).................        814        22,247
Google, Inc. (Class A) (a).....        162        85,280
VeriSign, Inc. (a)(b)..........        153         5,783
Yahoo!, Inc. (a)(b)............        925        19,111
                                             -----------
                                                 136,526
                                             -----------
IT SERVICES -- 1.6%
Accenture, Ltd. (Class A) (b)..        425        17,306
Affiliated Computer Services,
  Inc. (a).....................         66         3,530
Alliance Data Systems Corp.
  (a)(b).......................         53         2,997
Automatic Data Processing, Inc.
  (b)..........................        385        16,131
Cognizant Technology Solutions
  Corp. (a)(b).................        207         6,729
Computer Sciences Corp.
  (a)(b).......................        108         5,059
DST Systems, Inc. (a)(b).......         39         2,147
Electronic Data Systems Corp.
  (b)..........................        362         8,920
Fidelity National Information
  Services, Inc. ..............        136         5,020
Fiserv, Inc. (a)(b)............        118         5,354
Global Payments, Inc. .........         63         2,936
Hewitt Associates, Inc. (Class
  A) (a).......................         63         2,415
Iron Mountain, Inc. (a)(b).....        126         3,345
Mastercard, Inc. (b)...........         50        13,276
Metavante Technologies, Inc.
  (a)(b).......................         80         1,810
Paychex, Inc. .................        243         7,601
The Western Union Co. (b)......        553        13,670
Total System Services, Inc. ...        124         2,755
Visa, Inc. (Class A) (a).......        320        26,019
                                             -----------
                                                 147,020
                                             -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
Eastman Kodak Co. (b)..........        197         2,842
Hasbro, Inc. (b)...............        104         3,715
Mattel, Inc. (b)...............        249         4,263
                                             -----------
                                                  10,820
                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Applera Corp -- Applied
  Biosystems Group.............        132         4,419
Charles River Laboratories
  International, Inc. (a)(b)...         50         3,196
Covance, Inc. (a)(b)...........         44         3,785
Illumina, Inc. (a)(b)..........         36         3,136
Invitrogen Corp. (a)(b)........         74         2,905
Millipore Corp. (a)(b).........         41         2,782
Pharmaceutical Product
  Development, Inc. (b)........         72         3,089
Thermo Fisher Scientific, Inc.
  (a)..........................        309        17,221
Waters Corp. (a)...............         71         4,580
                                             -----------
                                                  45,113
                                             -----------
MACHINERY -- 2.1%
AGCO Corp. (a)(b)..............         62         3,249
Caterpillar, Inc. (b)..........        445        32,850
Cummins, Inc. .................        132         8,649
Danaher Corp. (b)..............        171        13,218
Deere & Co. (b)................        314        22,649
Donaldson Co., Inc. ...........         51         2,277
Dover Corp. ...................        140         6,772
Eaton Corp. ...................        118        10,027
Flowserve Corp. (b)............         42         5,741
Harsco Corp. ..................         54         2,938
Illinois Tool Works, Inc. (b)..        320        15,203
Ingersoll-Rand Co., Ltd. (Class
  A) (b).......................        219         8,197
ITT Corp. (b)..................        132         8,360
Joy Global, Inc. ..............         79         5,991
Oshkosh Truck Corp. (b)........         51         1,055
PACCAR, Inc. (b)...............        252        10,541
Pall Corp. ....................         87         3,452
Parker-Hannifin Corp. (b)......        126         8,986
Pentair, Inc. (b)..............         66         2,311
SPX Corp. .....................         39         5,138
Terex Corp. (a)................         75         3,853
The Manitowoc Co., Inc. .......         82         2,667
                                             -----------
                                                 184,124
                                             -----------
MEDIA -- 2.9%
Cablevision Systems Corp.
  (Class A) (a)(b).............        157         3,548
CBS Corp. .....................        439         8,556
Clear Channel Communications,
  Inc. (b).....................        321        11,299
Clear Channel Outdoor Holdings,
  Inc. (a)(b)..................         25           446
Comcast Corp. (Class A) (b)....      2,042        38,737


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Discovery Holding Co. (Class A)
  (a)(b).......................        191   $     4,194
DISH Network Corp. (Class A)
  (a)(b).......................        150         4,392
EW Scripps Co. (b).............         57         2,368
Gannett Co., Inc. (b)..........        166         3,597
Lamar Advertising Co. (a)(b)...         52         1,874
Liberty Global, Inc. (Series A)
  (a)(b).......................        240         7,543
Liberty Media Corp. -- Capital
  (Series A) (a)(b)............         95         1,368
Liberty Media
  Corp. -- Entertainment
  (Series A) (a)...............        380         9,207
News Corp. (Class A)...........      1,676        25,207
Omnicom Group, Inc. ...........        225        10,098
Sirius Satellite Radio, Inc.
  (a)(b).......................        837         1,607
The DIRECTV Group, Inc.
  (a)(b).......................        429        11,115
The Interpublic Group of Cos.,
  Inc. (a)(b)..................        292         2,511
The McGraw-Hill Cos., Inc.
  (b)..........................        231         9,268
The New York Times Co. (Class
  A) (b).......................        102         1,570
The Walt Disney Co. ...........      1,278        39,874
The Washington Post Co. .......          4         2,348
Time Warner Cable, Inc. (a)....        109         2,886
Time Warner, Inc. (b)..........      2,687        39,768
Viacom, Inc. (a)...............        413        12,613
Virgin Media, Inc. (b).........        223         3,035
XM Satellite Radio Holdings,
  Inc. (Class A) (a)(b)........        220         1,725
                                             -----------
                                                 260,754
                                             -----------
METALS & MINING -- 1.5%
AK Steel Holding Corp. (b).....         76         5,244
Alcoa, Inc. (b)................        579        20,624
Allegheny Technologies, Inc.
  (b)..........................         71         4,209
Cleveland-Cliffs, Inc. (b).....         65         7,747
Freeport-McMoRan Copper & Gold,
  Inc. (b).....................        275        32,227
Newmont Mining Corp. (b).......        307        16,013
Nucor Corp. (b)................        205        15,307
Reliance Steel & Aluminum Co.
  (b)..........................         43         3,315
Southern Copper Corp. (b)......         55         5,865
Steel Dynamics, Inc. (b).......        132         5,157
Titanium Metals Corp. (b)......         53           742
United States Steel Corp. .....         82        15,152
                                             -----------
                                                 131,602
                                             -----------
MULTI-UTILITIES -- 1.3%
Alliant Energy Corp. (b).......         81         2,775
Ameren Corp. (b)...............        150         6,334
CenterPoint Energy, Inc. ......        190         3,050
CMS Energy Corp. (b)...........        145         2,161
Consolidated Edison, Inc. (b)..        202         7,896
Dominion Resources, Inc. ......        416        19,756
DTE Energy Co. (b).............        117         4,965
Energy East Corp. .............        102         2,521
Integrys Energy Group, Inc.
  (b)..........................         52         2,643
MDU Resources Group, Inc. (b)..        107         3,730
NiSource, Inc. (b).............        184         3,297
NSTAR (b)......................         75         2,537
PG&E Corp. ....................        258        10,240
Public Service Enterprise
  Group, Inc. (b)..............        362        16,627
SCANA Corp. (b)................         71         2,627
Sempra Energy (b)..............        168         9,484
TECO Energy, Inc. (b)..........        139         2,987
Wisconsin Energy Corp. (b).....         81         3,663
Xcel Energy, Inc. .............        314         6,302
                                             -----------
                                                 113,595
                                             -----------
MULTILINE RETAIL -- 0.6%
Dollar Tree Stores, Inc. (a)...         74         2,419
Family Dollar Stores, Inc.
  (b)..........................        111         2,213
J. C. Penney Co., Inc. (b).....        143         5,190
Kohl's Corp. (a)(b)............        209         8,368
Macy's, Inc. ..................        292         5,671
Nordstrom, Inc. (b)............        128         3,878
Sears Holdings Corp. (a).......         57         4,199
Target Corp. ..................        514        23,896
                                             -----------
                                                  55,834
                                             -----------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp. (b)................        673         9,126
                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 12.2%
Anadarko Petroleum Corp. ......        339        25,371
Apache Corp. (b)...............        237        32,943
Arch Coal, Inc. (b)............        100         7,503
Boardwalk Pipeline Partners
  LP...........................         17           399
Cabot Oil & Gas Corp. (b)......         65         4,402
Chesapeake Energy Corp. (b)....        367        24,207
Chevron Corp. .................      1,489       147,605
Cimarex Energy Co. (b).........         55         3,832
CNX Gas Corp. (a)(b)...........         17           715
ConocoPhillips.................      1,028        97,033
CONSOL Energy, Inc. (b)........        132        14,833
Continental Resources, Inc.
  (a)..........................         24         1,664
Denbury Resources, Inc.
  (a)(b).......................        174         6,351
Devon Energy Corp. ............        305        36,649
El Paso Corp. (b)..............        510        11,087
Enbridge Energy Partners LP
  (b)..........................         35         1,761
Energy Transfer Equity LP (b)..         88         2,551
Energy Transfer Partners LP
  (b)..........................         53         2,304
Enterprise GP Holdings LP......         18           541
Enterprise Products Partners
  LP...........................        211         6,233
EOG Resources, Inc. (b)........        177        23,222
Exxon Mobil Corp. (b)..........      3,874       341,416
Forest Oil Corp. (a)(b)........         51         3,799
Frontier Oil Corp. (b).........         69         1,650
Hess Corp. ....................        207        26,121
Kinder Morgan Energy Partners
  LP...........................        108         6,019
Kinder Morgan Management LLC
  (a)(b).......................         42         2,262
Marathon Oil Corp. (b).........        508        26,350
Murphy Oil Corp. (b)...........        131        12,844
Newfield Exploration Co. (a)...         88         5,742
Noble Energy, Inc. (b).........        118        11,866
Occidental Petroleum Corp. ....        588        52,838
ONEOK Partners LP..............         33         1,845
Peabody Energy Corp. (b).......        195        17,170
Pioneer Natural Resources Co.
  (b)..........................         88         6,889
Plains All American Pipeline
  LP...........................         62         2,797
Plains Exploration & Production
  Co. (a)(b)...................         76         5,546
Quicksilver Resources, Inc.
  (a)(b).......................         73         2,821
Range Resources Corp. .........        108         7,078
SandRidge Energy, Inc. (a).....         59         3,810
Southwestern Energy Co.
  (a)(b).......................        246        11,712
Spectra Energy Corp. ..........        454        13,048
Sunoco, Inc. (b)...............         86         3,499


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Teekay Corp. (b)...............         25   $     1,129
Tesoro Corp. (b)...............         96         1,898
The Williams Cos., Inc. (b)....        430        17,333
Ultra Petroleum Corp. (a)......        106        10,409
Valero Energy Corp. ...........        380        15,648
XTO Energy, Inc. ..............        360        24,664
                                             -----------
                                               1,089,409
                                             -----------
PAPER & FOREST PRODUCTS -- 0.2%
Domtar Corp. (a)(b)............        331         1,804
International Paper Co. (b)....        318         7,409
MeadWestvaco Corp. ............        125         2,980
Weyerhaeuser Co. ..............        156         7,978
                                             -----------
                                                  20,171
                                             -----------
PERSONAL PRODUCTS -- 0.2%
Avon Products, Inc. (b)........        311        11,202
The Estee Lauder Cos., Inc.
  (Class A) (b)................         69         3,205
                                             -----------
                                                  14,407
                                             -----------
PHARMACEUTICALS -- 5.5%
Abbott Laboratories (b)........      1,108        58,691
Allergan, Inc. ................        214        11,139
Barr Pharmaceuticals, Inc.
  (a)..........................         78         3,516
Bristol-Myers Squibb Co. ......      1,413        29,009
Eli Lilly & Co. ...............        699        32,266
Endo Pharmaceuticals Holdings,
  Inc. (a).....................         90         2,177
Forest Laboratories, Inc. (a)..        223         7,747
Johnson & Johnson..............      2,031       130,675
King Pharmaceuticals, Inc.
  (a)(b).......................        167         1,748
Merck & Co., Inc. .............      1,545        58,231
Mylan, Inc. (a)(b).............        195         2,354
Pfizer, Inc. ..................      4,911        85,795
Schering-Plough Corp. .........      1,158        22,801
Sepracor, Inc. (a)(b)..........         73         1,454
Warner Chilcott, Ltd. (a)(b)...         48           814
Wyeth..........................        964        46,233
                                             -----------
                                                 494,650
                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.5%
AMB Property Corp. (b).........         69         3,476
Annaly Capital Management, Inc.
  (b)..........................        375         5,816
Apartment Investment &
  Management Co. (Class A)
  (b)..........................         69         2,350
Avalonbay Communities, Inc.
  (b)..........................         53         4,726
Boston Properties, Inc. (b)....         87         7,849
Camden Property Trust (b)......         39         1,726
CapitalSource, Inc. (b)........        155         1,717
Developers Diversified Realty
  Corp. (b)....................         88         3,055
Duke Realty Corp. (b)..........         96         2,155
Equity Residential.............        201         7,692
Federal Realty Investment Trust
  (b)..........................         42         2,898
General Growth Properties, Inc.
  (b)..........................        166         5,815
HCP, Inc. (b)..................        169         5,376
Hospitality Properties Trust
  (b)..........................         66         1,614
Host Hotels & Resorts, Inc.
  (b)..........................        360         4,914
iStar Financial, Inc. (b)......         88         1,162
Kimco Realty Corp. (b).........        159         5,489
Liberty Property Trust.........         58         1,923
Mack-Cali Realty Corp. ........         41         1,401
Plum Creek Timber Co., Inc.
  (b)..........................        122         5,211
ProLogis (b)...................        190        10,327
Public Storage (b).............         93         7,513
Regency Centers Corp. (b)......         48         2,838
Simon Property Group, Inc.
  (b)..........................        162        14,562
SL Green Realty Corp. (b)......         45         3,722
The Macerich Co. (b)...........         50         3,107
UDR, Inc. .....................         87         1,947
Ventas, Inc. (b)...............         92         3,916
Vornado Realty Trust...........         99         8,712
Weingarten Realty Investors
  (b)..........................         52         1,577
                                             -----------
                                                 134,586
                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Brookfield Properties Corp. ...        142         2,526
CB Richard Ellis Group, Inc.
  (Class A) (a)................        131         2,515
Forest City Enterprises, Inc.
  (Class A) (b)................         48         1,547
                                             -----------
                                                   6,588
                                             -----------
ROAD & RAIL -- 1.0%
Burlington Northern Santa Fe
  Corp. (b)....................        202        20,178
CSX Corp. .....................        286        17,964
Hertz Global Holdings, Inc.
  (a)..........................         94           902
J.B. Hunt Transport Services,
  Inc. (b).....................         79         2,629
Norfolk Southern Corp. (b).....        274        17,171
Union Pacific Corp. (b)........        374        28,237
                                             -----------
                                                  87,081
                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
Advanced Micro Devices, Inc.
  (a)(b).......................        406         2,367
Altera Corp. (b)...............        208         4,306
Analog Devices, Inc. (b).......        216         6,862
Applied Materials, Inc. .......        963        18,384
Broadcom Corp. (Class A)
  (a)(b).......................        340         9,279
Cypress Semiconductor Corp.
  (a)(b).......................        103         2,549
Intel Corp. ...................      4,135        88,820
Intersil Corp. (Class A) (b)...         99         2,408
KLA-Tencor Corp. (b)...........        132         5,374
Lam Research Corp. (a)(b)......         97         3,507
Linear Technology Corp. (b)....        159         5,179
LSI Logic Corp. (a)(b).........        459         2,818
Marvell Technology Group, Ltd.
  (a)(b).......................        320         5,651
MEMC Electronic Materials, Inc.
  (a)..........................        162         9,969
Microchip Technology, Inc. ....        147         4,489
Micron Technology, Inc.
  (a)(b).......................        544         3,264
National Semiconductor Corp. ..        188         3,861
Novellus Systems, Inc. (a)(b)..         96         2,034
NVIDIA Corp. (a)...............        394         7,376
Texas Instruments, Inc. (b)....        945        26,611
Varian Semiconductor Equipment
  Associates, Inc. (a)(b)......         48         1,671
Xilinx, Inc. (b)...............        200         5,050
                                             -----------
                                                 221,829
                                             -----------
SOFTWARE -- 3.6%
Activision, Inc. (a)...........        207         7,052
Adobe Systems, Inc. (a)........        389        15,323
Autodesk, Inc. (a)(b)..........        168         5,680
BMC Software, Inc. (a)(b)......        131         4,716
CA, Inc. ......................        294         6,788
Cadence Design Systems, Inc.
  (a)(b).......................        184         1,858
Citrix Systems, Inc. (a)(b)....        126         3,706
Electronic Arts, Inc. (a)(b)...        225         9,997
Intuit, Inc. (a)(b)............        215         5,928
McAfee, Inc. (a)(b)............        114         3,879


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Microsoft Corp. ...............      6,001   $   165,088
NAVTEQ Corp. (a)(b)............         65         5,005
Oracle Corp. (a)(b)............      2,827        59,367
Red Hat, Inc. (a)(b)...........        126         2,607
Salesforce.com, Inc. (a)(b)....         66         4,503
Symantec Corp. (a)(b)..........        609        11,784
Synopsys, Inc. (a)(b)..........         94         2,248
VMware, Inc. (Class A) (a)(b)..         27         1,454
                                             -----------
                                                 316,983
                                             -----------
SPECIALTY RETAIL -- 1.5%
Abercrombie & Fitch Co. (b)....         60         3,761
Advance Auto Parts, Inc. (b)...         61         2,369
American Eagle Outfitters,
  Inc. ........................        135         1,840
AutoNation, Inc. (a)(b)........        121         1,212
AutoZone, Inc. (a)(b)..........         32         3,872
Bed Bath & Beyond, Inc.
  (a)(b).......................        181         5,086
Best Buy Co., Inc. (b).........        240         9,504
CarMax, Inc. (a)...............        146         2,072
GameStop Corp. (Class A)
  (a)(b).......................        106         4,282
Guess ?, Inc. (b)..............         32         1,198
Limited Brands, Inc. ..........        235         3,960
Lowe's Cos., Inc. (b)..........      1,040        21,580
O'Reilly Automotive, Inc.
  (a)(b).......................         77         1,721
Office Depot, Inc. (a).........        188         2,057
PetSmart, Inc. (b).............         97         1,935
Ross Stores, Inc. (b)..........        101         3,587
Staples, Inc. (b)..............        512        12,160
The Gap, Inc. .................        373         6,218
The Home Depot, Inc. (b).......      1,214        28,432
The Sherwin-Williams Co. (b)...         81         3,720
The TJX Cos., Inc. (b).........        306         9,630
Tiffany & Co. .................         85         3,464
Urban Outfitters, Inc. (a)(b)..         78         2,433
Williams-Sonoma, Inc. (b)......         62         1,230
                                             -----------
                                                 137,323
                                             -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
Coach, Inc. (a)(b).............        257         7,422
CROCS, Inc. (a)(b).............         48           385
NIKE, Inc. (Class B) (b).......        253        15,081
Polo Ralph Lauren Corp. .......         42         2,637
V. F. Corp. (b)................         61         4,342
                                             -----------
                                                  29,867
                                             -----------
THRIFTS & MORTGAGE FINANCE -- 0.5%
Countrywide Financial Corp.
  (b)..........................        413         1,755
Fannie Mae (b).................        700        13,657
Freddie Mac (b)................        457         7,495
Hudson City Bancorp, Inc. (b)..        361         6,021
New York Community Bancorp,
  Inc. (b).....................        234         4,175
People's United Financial, Inc.
  (b)..........................        122         1,903
Sovereign Bancorp, Inc. (b)....        350         2,576
TFS Financial Corp. (b)........         50           579
Washington Mutual, Inc. (b)....        633         3,121
                                             -----------
                                                  41,282
                                             -----------
TOBACCO -- 1.4%
Altria Group, Inc. (b).........      1,504        30,922
Lorillard, Inc. (a)............        125         8,645
Philip Morris International,
  Inc. ........................      1,504        74,283
Reynolds American, Inc. .......        120         5,600
UST, Inc. (b)..................        101         5,516
                                             -----------
                                                 124,966
                                             -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
Fastenal Co. (b)...............         94         4,057
W.W. Grainger, Inc. ...........         45         3,681
                                             -----------
                                                   7,738
                                             -----------
WATER UTILITIES -- 0.0%(D)
American Water Works Co., Inc.
  (a)(b).......................         42           932
                                             -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
American Tower Corp. (Class A)
  (a)..........................        292        12,337
Clearwire Corp. (Class A)
  (a)(b).......................         37           480
Crown Castle International
  Corp. (a)(b).................        173         6,700
Leap Wireless International,
  Inc. (a)(b)..................         34         1,468
MetroPCS Communications, Inc.
  (a)..........................        130         2,302
NII Holdings, Inc. (a).........        122         5,794
Sprint Nextel Corp. (b)........      2,031        19,294
Telephone & Data Systems,
  Inc. ........................         72         3,403
US Cellular Corp. (a)(b).......         12           679
                                             -----------
                                                  52,457
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $9,987,363)............                8,915,563
                                             -----------
SHORT TERM INVESTMENTS -- 21.1%
MONEY MARKET FUNDS -- 21.1%
State Street Navigator
  Securities Lending Prime
  Portfolio (e)(f).............  1,832,154     1,832,154
STIC Prime Portfolio...........     53,462        53,462
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $1,885,616)............                1,885,616
                                             -----------
TOTAL INVESTMENTS -- 120.9%
  (Cost $11,872,979)...........               10,801,179
OTHER ASSETS AND
  LIABILITIES -- (20.9)%.......               (1,867,964)
                                             -----------
NET ASSETS -- 100.0%...........              $ 8,933,215
                                             ===========




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2008.
(c)    Affiliated issuer. (Note 3)
(d)    Amount shown represents less than 0.05% of net assets.
(e)    Investments of cash collateral for securities loaned.
(f)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.9%
AEROSPACE & DEFENSE -- 2.7%
Alliant Techsystems, Inc.
  (a).........................       1,371   $    139,403
General Dynamics Corp. .......      14,362      1,209,280
Goodrich Corp. ...............       5,250        249,165
L-3 Communications Holdings,
  Inc. .......................       5,191        471,706
Lockheed Martin Corp. ........      13,890      1,370,388
Precision Castparts Corp. ....       5,875        566,174
Raytheon Co. .................      18,038      1,015,179
Rockwell Collins, Inc. .......       6,969        334,233
Spirit Aerosystems Holdings,
  Inc. (a)....................       4,456         85,466
United Technologies Corp. ....      38,704      2,388,037
                                             ------------
                                                7,829,031
                                             ------------
AIR FREIGHT & LOGISTICS -- 1.2%
C.H. Robinson Worldwide,
  Inc. .......................       7,206        395,177
Expeditors International
  Washington, Inc. ...........       8,971        385,753
FedEx Corp. ..................      12,174        959,189
United Parcel Service, Inc.
  (Class B)...................      28,274      1,738,003
                                             ------------
                                                3,478,122
                                             ------------
AIRLINES -- 0.2%
AMR Corp. (a)(b)..............       9,657         49,444
Delta Air Lines, Inc. (a).....      11,533         65,738
Northwest Airlines Corp. (a)..      10,145         67,566
Southwest Airlines Co. .......      31,167        406,417
UAL Corp. (b).................       4,876         25,453
                                             ------------
                                                  614,618
                                             ------------
AUTO COMPONENTS -- 0.1%
BorgWarner, Inc. .............       4,942        219,326
The Goodyear Tire & Rubber Co.
  (a).........................      10,124        180,511
                                             ------------
                                                  399,837
                                             ------------
AUTOMOBILES -- 0.1%
Harley-Davidson, Inc. (b).....      10,330        374,566
                                             ------------
BEVERAGES -- 1.8%
Brown-Forman Corp. (b)........       3,160        238,801
Constellation Brands, Inc.
  (Class A) (a)(b)............       8,019        159,257
Dr Pepper Snapple Group, Inc.
  (a).........................      10,695        224,381
Hansen Natural Corp. (a)(b)...       3,019         87,008
PepsiCo, Inc. ................      68,155      4,333,976
The Pepsi Bottling Group,
  Inc. .......................       6,219        173,635
                                             ------------
                                                5,217,058
                                             ------------
BIOTECHNOLOGY -- 3.2%
Abraxis Bioscience, Inc. (a)..         246         15,611
Amgen, Inc. (a)...............      46,369      2,186,762
Amylin Pharmaceuticals, Inc.
  (a)(b)......................       5,775        146,627
Biogen Idec, Inc. (a).........      12,509        699,128
BioMarin Pharmaceutical, Inc.
  (a).........................       4,182        121,194
Celgene Corp. (a).............      18,593      1,187,535
Cephalon, Inc. (a)(b).........       2,834        189,000
Genentech, Inc. (a)...........      19,837      1,505,628
Genzyme Corp. (a).............      11,376        819,300
Gilead Sciences, Inc. (a).....      39,328      2,082,418
Vertex Pharmaceuticals, Inc.
  (a).........................       6,020        201,489
                                             ------------
                                                9,154,692
                                             ------------
BUILDING PRODUCTS -- 0.0% (C)
USG Corp. (a)(b)..............       2,981         88,148
                                             ------------
CAPITAL MARKETS -- 1.4%
BlackRock, Inc. (b)...........         848        150,096
Eaton Vance Corp. (b).........       4,959        197,170
Fortress Investment Group LLC
  (Class A) (b)...............       1,633         20,119
Franklin Resources, Inc. .....       6,833        626,244
GLG Partners, Inc. (b)........       8,181         63,812
SEI Investments Co. ..........       6,108        143,660
State Street Corp. (d)........      18,221      1,165,962
T. Rowe Price Group, Inc.
  (b).........................      11,062        624,671
TD Ameritrade Holding Corp.
  (a)(b)......................      10,436        188,787
The Blackstone Group LP (b)...       5,962        108,568
The Charles Schwab Corp. .....      40,173        825,153
                                             ------------
                                                4,114,242
                                             ------------
CHEMICALS -- 2.5%
Airgas, Inc. .................       3,092        180,542
Albemarle Corp. ..............       3,859        154,013
Celanese Corp. ...............       6,535        298,388
CF Industries Holdings,
  Inc. .......................       2,380        363,664
Ecolab, Inc. .................       7,417        318,857
FMC Corp. ....................       3,181        246,337
Huntsman Corp. (b)............       3,812         43,457
Intrepid Potash, Inc. (a)(b)..       1,240         81,567
Monsanto Co. .................      23,106      2,921,522
Praxair, Inc. ................      13,453      1,267,811
Sigma-Aldrich Corp. (b).......       4,691        252,657
Terra Industries, Inc. .......       3,904        192,662
The Mosaic Co. (a)............       6,251        904,520
                                             ------------
                                                7,225,997
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.9%
Allied Waste Industries, Inc.
  (a).........................      16,372        206,615
ChoicePoint, Inc. (a).........       2,782        134,092
Cintas Corp. (b)..............       5,711        151,399
Covanta Holding Corp. (a).....       5,227        139,509
Dun & Bradstreet Corp. .......       2,428        212,790
Equifax, Inc. (b).............       5,460        183,565
Manpower, Inc. ...............       3,377        196,676
Monster Worldwide, Inc. (a)...       5,359        110,449
Republic Services, Inc. (b)...       6,792        201,722
Robert Half International,
  Inc. (b)....................       6,973        167,143
Stericycle, Inc. (a)..........       3,725        192,583
Waste Management, Inc. .......      21,145        797,378
                                             ------------
                                                2,693,921
                                             ------------
COMMUNICATIONS EQUIPMENT -- 4.2%
Cisco Systems, Inc. (a)(b)....     254,621      5,922,484
Corning, Inc. ................      66,755      1,538,703
EchoStar Corp. (Class A)
  (a)(b)......................       1,776         55,447
Harris Corp. .................       5,710        288,298
JDS Uniphase Corp. (a)(b).....       9,791        111,226
Juniper Networks, Inc. (a)....      22,274        494,037
Motorola, Inc. ...............      90,124        661,510
QUALCOMM, Inc. ...............      69,029      3,062,817
Tellabs, Inc. (a)(b)..........      15,639         72,721
                                             ------------
                                               12,207,243
                                             ------------
COMPUTERS & PERIPHERALS -- 5.3%
Apple, Inc. (a)...............      37,361      6,255,726
Dell, Inc. (a)................      76,895      1,682,463
EMC Corp. (a).................      88,254      1,296,451
Hewlett-Packard Co. ..........     105,306      4,655,578
Lexmark International, Inc.
  (a)(b)......................       4,017        134,288


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
NCR Corp. (a).................       7,121   $    179,449
NetApp, Inc. (a)(b)...........      14,475        313,529
SanDisk Corp. (a).............       9,614        179,782
Teradata Corp. (a)............       7,508        173,735
Western Digital Corp. (a)(b)..       9,494        327,828
                                             ------------
                                               15,198,829
                                             ------------
CONSTRUCTION & ENGINEERING -- 0.8%
Fluor Corp. ..................       3,706        689,612
Foster Wheeler, Ltd. (a)......       6,127        448,190
Jacobs Engineering Group, Inc.
  (a).........................       5,095        411,166
KBR, Inc. ....................       7,259        253,412
Quanta Services, Inc. (a)(b)..       7,352        244,601
The Shaw Group, Inc. (a)(b)...       3,359        207,553
                                             ------------
                                                2,254,534
                                             ------------
CONSTRUCTION MATERIALS -- 0.1%
Martin Marietta Materials,
  Inc. (b)....................       1,778        184,183
                                             ------------
CONSUMER FINANCE -- 0.7%
American Express Co. .........      43,806      1,650,172
SLM Corp. (a).................      19,950        386,032
                                             ------------
                                                2,036,204
                                             ------------
CONTAINERS & PACKAGING -- 0.2%
Ball Corp. ...................       4,271        203,898
Crown Holdings, Inc. (a)......       6,752        175,484
Pactiv Corp. (a)..............       5,497        116,701
Sealed Air Corp. (b)..........       6,751        128,337
                                             ------------
                                                  624,420
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 0.3%
Apollo Group, Inc. (a)........       5,926        262,285
H&R Block, Inc. (b)...........      14,064        300,970
ITT Educational Services, Inc.
  (a)(b)......................       1,640        135,513
Weight Watchers International,
  Inc. (b)....................       1,523         54,234
                                             ------------
                                                  753,002
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
CME Group, Inc. (b)...........       2,327        891,683
Intercontinental Exchange,
  Inc. (a)....................       2,982        339,948
Leucadia National Corp. (b)...       7,375        346,183
Moody's Corp. (b).............       8,943        307,997
Nymex Holdings, Inc. (b)......       3,728        314,941
NYSE Euronext(b)..............       9,529        482,739
The Nasdaq OMX Group, Inc.
  (a)(b)......................       6,695        177,752
                                             ------------
                                                2,861,243
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
Level 3 Communications, Inc.
  (a)(b)......................      66,159        195,169
                                             ------------
ELECTRIC UTILITIES -- 0.1%
Allegheny Energy, Inc. .......       7,126        357,084
                                             ------------
ELECTRICAL EQUIPMENT -- 0.4%
AMETEK, Inc. .................       4,541        214,426
First Solar, Inc. (a)(b)......       1,903        519,177
Roper Industries, Inc. .......       3,797        250,146
SunPower Corp. (Class A)
  (a)(b)......................       1,514        108,978
                                             ------------
                                                1,092,727
                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
Agilent Technologies, Inc.
  (a).........................      15,657        556,450
Amphenol Corp. (Class A)......       7,478        335,613
Avnet, Inc. (a)...............       6,247        170,418
Dolby Laboratories, Inc. (a)..       1,802         72,621
FLIR Systems, Inc. (a)........       5,706        231,492
Ingram Micro, Inc. (Class A)
  (a).........................       6,240        110,760
Jabil Circuit, Inc. ..........       7,554        123,961
Mettler-Toledo International,
  Inc. (a)....................       1,446        137,167
Molex, Inc. (b)...............       5,695        139,015
Trimble Navigation, Ltd.
  (a)(b)......................       5,009        178,821
Tyco Electronics, Ltd. .......      20,452        732,591
                                             ------------
                                                2,788,909
                                             ------------
ENERGY EQUIPMENT & SERVICES -- 6.7%
Baker Hughes, Inc. ...........      13,173      1,150,530
BJ Services Co. ..............      12,508        399,506
Cameron International Corp.
  (a).........................       9,266        512,873
Diamond Offshore Drilling,
  Inc. (b)....................       2,765        384,722
ENSCO International, Inc.
  (b).........................       6,250        504,625
Exterran Holdings, Inc.
  (a)(b)......................       2,814        201,173
FMC Technologies, Inc. (a)....       5,484        421,884
Halliburton Co. ..............      37,517      1,991,027
Helmerich & Payne, Inc. (b)...       4,082        293,986
IHS, Inc. (Class A) (a)(b)....       1,957        136,207
Nabors Industries, Ltd.
  (a)(b)......................      12,099        595,634
National-Oilwell Varco, Inc.
  (a).........................      17,617      1,562,980
Noble Corp. ..................      11,400        740,544
Patterson-UTI Energy, Inc. ...       6,459        232,782
Pride International, Inc.
  (a).........................       7,070        334,340
Rowan Cos., Inc. (b)..........       4,684        218,977
Schlumberger, Ltd. ...........      50,946      5,473,129
Smith International, Inc.
  (b).........................       8,603        715,254
Transocean, Inc. (a)..........      13,465      2,051,931
Weatherford International,
  Ltd. (a)....................      29,060      1,441,085
                                             ------------
                                               19,363,189
                                             ------------
FOOD & STAPLES RETAILING -- 4.1%
Costco Wholesale Corp. (b)....      18,688      1,310,776
CVS Caremark Corp. ...........      61,174      2,420,655
Sysco Corp. ..................      25,647        705,549
Wal-Mart Stores, Inc. ........     104,198      5,855,928
Walgreen Co. .................      42,300      1,375,173
Whole Foods Market, Inc. (b)..       6,059        143,538
                                             ------------
                                               11,811,619
                                             ------------
FOOD PRODUCTS -- 0.7%
Archer-Daniels-Midland Co. ...      24,949        842,029
Dean Foods Co. (a)............       6,446        126,470
The Hershey Co. (b)...........       6,919        226,805
Wm. Wrigley Jr. Co. ..........       9,773        760,144
                                             ------------
                                                1,955,448
                                             ------------
GAS UTILITIES -- 0.5%
Energen Corp. ................       2,714        211,773
Equitable Resources, Inc. ....       5,562        384,112
ONEOK, Inc. ..................       4,145        202,400
Questar Corp. ................       7,341        521,505
                                             ------------
                                                1,319,790
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.5%
Baxter International, Inc. ...      27,079      1,731,431
Beckman Coulter, Inc. ........       2,645        178,617
Becton, Dickinson & Co. ......       9,770        794,301
Boston Scientific Corp. (a)...      63,320        778,203
C.R. Bard, Inc. ..............       4,275        375,986
Dentsply International, Inc.
  (b).........................       5,909        217,451
Hologic, Inc. (a)(b)..........      10,682        232,868
Hospira, Inc. (a)(b)..........       6,656        266,972
Intuitive Surgical, Inc. (a)..       1,629        438,852
Kinetic Concepts, Inc.
  (a)(b)......................       2,215         88,401


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Medtronic, Inc. (b)...........      47,996   $  2,483,793
St. Jude Medical, Inc. (a)....      14,659        599,260
Stryker Corp. ................      13,344        839,071
Varian Medical Systems, Inc.
  (a)(b)......................       5,293        274,442
Zimmer Holdings, Inc. (a).....       9,927        675,532
                                             ------------
                                                9,975,180
                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.1%
Aetna, Inc. ..................      20,678        838,079
AmerisourceBergen Corp. ......       6,857        274,211
Cardinal Health, Inc. ........      15,181        783,036
CIGNA Corp. ..................      11,779        416,859
Community Health Systems, Inc.
  (a)(b)......................       4,122        135,944
Coventry Health Care, Inc.
  (a).........................       6,485        197,274
DaVita, Inc. (a)..............       4,530        240,679
Express Scripts, Inc. (Class
  A) (a)......................       9,128        572,508
Health Net, Inc. (a)..........       4,659        112,096
Henry Schein, Inc. (a)(b).....       3,806        196,275
Humana, Inc. (a)..............       7,305        290,520
Lincare Holdings, Inc.
  (a)(b)......................       3,027         85,967
McKesson Corp. ...............      11,819        660,800
Medco Health Solutions, Inc.
  (a).........................      21,653      1,022,022
Omnicare, Inc. (b)............       4,659        122,159
Patterson Cos., Inc. (a)......       5,164        151,770
Quest Diagnostics, Inc. (b)...       6,475        313,843
UnitedHealth Group, Inc. .....      52,482      1,377,653
Universal Health Services,
  Inc. (Class B) (b)..........       2,069        130,802
WellPoint, Inc. (a)...........      22,458      1,070,348
                                             ------------
                                                8,992,845
                                             ------------
HEALTH CARE TECHNOLOGY -- 0.1%
Cerner Corp. (a)(b)...........       2,633        118,959
IMS Health, Inc. .............       7,708        179,596
                                             ------------
                                                  298,555
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
Darden Restaurants, Inc. (b)..       5,445        173,913
International Game
  Technology..................      13,253        331,060
Las Vegas Sands Corp. (a)(b)..       4,397        208,594
Marriott International, Inc.
  (Class A) (b)...............      13,027        341,829
MGM Mirage, Inc. (a)(b).......       4,132        140,033
Penn National Gaming, Inc.
  (a)(b)......................       3,154        101,401
Starbucks Corp. (a)(b)........      31,427        494,661
Starwood Hotels & Resorts
  Worldwide, Inc. ............       7,448        298,441
Wyndham Worldwide Corp. ......       7,551        135,238
Wynn Resorts, Ltd. (b)........       2,670        217,205
Yum! Brands, Inc. (b).........      20,176        707,976
                                             ------------
                                                3,150,351
                                             ------------
HOUSEHOLD DURABLES -- 0.2%
Garmin, Ltd. (b)..............       5,434        232,792
Harman International
  Industries, Inc. (b)........       2,561        106,000
Lennar Corp. (Class A) (b)....       5,837         72,029
Pulte Homes, Inc. (b).........       9,032         86,978
Toll Brothers, Inc. (a)(b)....       5,608        105,038
                                             ------------
                                                  602,837
                                             ------------
HOUSEHOLD PRODUCTS -- 3.5%
Church & Dwight Co., Inc. ....       2,814        158,569
Colgate-Palmolive Co. ........      21,671      1,497,466
Energizer Holdings, Inc.
  (a)(b)......................       2,415        176,512
Procter & Gamble Co. .........     131,415      7,991,346
The Clorox Co. ...............       5,812        303,387
                                             ------------
                                               10,127,280
                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.7%
Constellation Energy Group,
  Inc. .......................       7,567        621,251
Dynegy, Inc. (Class A)
  (a)(b)......................      21,360        182,628
Mirant Corp. (a)(b)...........       8,844        346,243
NRG Energy, Inc. (a)..........      10,029        430,244
The AES Corp. (a).............      28,517        547,811
                                             ------------
                                                2,128,177
                                             ------------
INDUSTRIAL CONGLOMERATES -- 0.9%
3M Co. .......................      27,677      1,926,042
McDermott International, Inc.
  (a).........................       9,658        597,734
                                             ------------
                                                2,523,776
                                             ------------
INSURANCE -- 2.8%
AFLAC, Inc. ..................      20,287      1,274,024
Arch Capital Group, Ltd. (a)..       2,227        147,695
Assurant, Inc. ...............       4,199        276,966
Axis Capital Holdings, Ltd. ..       6,249        186,283
Berkshire Hathaway, Inc.
  (Class A) (a)...............          44      5,313,000
Brown & Brown, Inc. ..........       4,886         84,967
The Progressive Corp. ........      27,074        506,825
WR Berkley Corp. .............       6,253        151,072
                                             ------------
                                                7,940,832
                                             ------------
INTERNET & CATALOG RETAIL -- 0.6%
Amazon.com, Inc. (a)..........      12,955        949,990
Expedia, Inc. (a).............       8,821        162,130
IAC/InterActiveCorp(a)........       8,393        161,817
Liberty Media Holding
  Corp. -- Interactive (Series
  A) (a)......................      26,077        384,897
priceline.com, Inc. (a)(b)....       1,446        166,955
                                             ------------
                                                1,825,789
                                             ------------
INTERNET SOFTWARE & SERVICES -- 2.8%
Akamai Technologies, Inc.
  (a)(b)......................       7,258        252,506
eBay, Inc. (a)................      48,274      1,319,329
Google, Inc. (Class A) (a)....       9,691      5,101,536
VeriSign, Inc. (a)(b).........       8,273        312,719
Yahoo!, Inc. (a)..............      55,056      1,137,457
                                             ------------
                                                8,123,547
                                             ------------
IT SERVICES -- 2.7%
Accenture, Ltd. (Class A).....      25,495      1,038,156
Affiliated Computer Services,
  Inc. (a)....................       3,856        206,257
Alliance Data Systems Corp.
  (a)(b)......................       3,314        187,407
Automatic Data Processing,
  Inc. .......................      22,158        928,420
Cognizant Technology Solutions
  Corp. (a)...................      12,288        399,483
DST Systems, Inc. (a)(b)......       1,880        103,494
Fidelity National Information
  Services, Inc. .............       8,296        306,205
Fiserv, Inc. (a)..............       7,094        321,855
Global Payments, Inc. ........       3,396        158,254
Hewitt Associates, Inc. (Class
  A) (a)......................       3,782        144,964
Iron Mountain, Inc. (a)(b)....       7,663        203,453
Mastercard, Inc. .............       2,979        790,984
Metavante Technologies, Inc.
  (a).........................       3,816         86,318
Paychex, Inc. ................      13,707        428,755


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
The Western Union Co. ........      31,649   $    782,363
Total System Services, Inc.
  (b).........................       8,353        185,604
Visa, Inc. (Class A) (a)......      19,000      1,544,890
                                             ------------
                                                7,816,862
                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.9%
Applera Corp -- Applied
  Biosystems Group............       7,205        241,223
Charles River Laboratories
  International, Inc. (a).....       2,898        185,240
Covance, Inc. (a)(b)..........       2,739        235,609
Illumina, Inc. (a)(b).........       2,358        205,405
Invitrogen Corp. (a)(b).......       3,927        154,174
Millipore Corp. (a)...........       2,339        158,725
Pharmaceutical Product
  Development, Inc. ..........       4,358        186,958
Thermo Fisher Scientific, Inc.
  (a).........................      17,846        994,558
Waters Corp. (a)..............       4,191        270,320
                                             ------------
                                                2,632,212
                                             ------------
MACHINERY -- 3.0%
AGCO Corp. (a)................       3,804        199,368
Caterpillar, Inc. (b).........      26,313      1,942,426
Cummins, Inc. ................       7,837        513,480
Danaher Corp. ................      10,522        813,351
Deere & Co. (b)...............      18,595      1,341,257
Donaldson Co., Inc. (b).......       2,855        127,447
Flowserve Corp. ..............       2,434        332,728
Harsco Corp. .................       3,493        190,054
Illinois Tool Works, Inc. ....      19,351        919,366
ITT Corp. ....................       7,834        496,127
Joy Global, Inc. .............       4,554        345,330
Oshkosh Truck Corp. (b).......       3,050         63,104
PACCAR, Inc. .................      14,947        625,233
Pall Corp. ...................       5,161        204,788
Terex Corp. (a)...............       4,308        221,302
The Manitowoc Co., Inc. ......       5,637        183,372
                                             ------------
                                                8,518,733
                                             ------------
MEDIA -- 4.2%
Cablevision Systems Corp.
  (Class A) (a)(b)............       9,885        223,401
Clear Channel Communications,
  Inc. .......................      19,107        672,566
Clear Channel Outdoor
  Holdings, Inc. (a)(b).......       1,606         28,635
Comcast Corp. (Class A).......     120,030      2,276,969
Discovery Holding Co. (Class
  A) (a)......................      11,786        258,821
DISH Network Corp. (Class A)
  (a)(b)......................       8,886        260,182
EW Scripps Co. ...............       3,584        148,879
Lamar Advertising Co. (a)(b)..       3,011        108,486
Liberty Global, Inc. (Series
  A) (a)(b)...................      14,046        441,466
Liberty Media Corp. -- Capital
  (Series A) (a)(b)...........       5,496         79,142
Liberty Media
  Corp. -- Entertainment
  (Series A) (a)..............      21,967        532,260
News Corp. (Class A)..........      99,028      1,489,381
Omnicom Group, Inc. ..........      13,571        609,067
Sirius Satellite Radio, Inc.
  (a)(b)......................      57,427        110,260
The DIRECTV Group, Inc.
  (a)(b)......................      25,435        659,021
The Interpublic Group of Cos.,
  Inc. (a)(b).................      19,548        168,113
The McGraw-Hill Cos., Inc.
  (b).........................      13,679        548,802
Time Warner Cable, Inc.
  (a)(b)......................       6,519        172,623
Time Warner, Inc. ............     159,669      2,363,101
Viacom, Inc. (a)..............      24,094        735,831
Virgin Media, Inc. (b)........      12,175        165,702
XM Satellite Radio Holdings,
  Inc. (Class A) (a)(b).......      13,744        107,753
                                             ------------
                                               12,160,461
                                             ------------
METALS & MINING -- 2.0%
AK Steel Holding Corp. .......       4,716        325,404
Allegheny Technologies, Inc.
  (b).........................       4,036        239,254
Cleveland-Cliffs, Inc. .......       3,843        458,047
Freeport-McMoRan Copper &
  Gold, Inc. (b)..............      16,325      1,913,127
Newmont Mining Corp. (b)......      18,475        963,656
Nucor Corp. (b)...............      12,215        912,094
Reliance Steel & Aluminum
  Co. ........................       2,814        216,931
Southern Copper Corp. ........       3,081        328,527
Steel Dynamics, Inc. (b)......       8,153        318,538
Titanium Metals Corp. (b).....       4,159         58,184
                                             ------------
                                                5,733,762
                                             ------------
MULTI-UTILITIES -- 0.3%
Public Service Enterprise
  Group, Inc. ................      21,730        998,059
                                             ------------
MULTILINE RETAIL -- 1.0%
Dollar Tree Stores, Inc. (a)..       3,861        126,216
Family Dollar Stores, Inc.
  (b).........................       5,696        113,578
J. C. Penney Co., Inc. .......       8,306        301,425
Kohl's Corp. (a)..............      12,480        499,699
Macy's, Inc. .................      17,713        343,987
Nordstrom, Inc. (b)...........       7,320        221,796
Target Corp. .................      30,527      1,419,200
                                             ------------
                                                3,025,901
                                             ------------
OFFICE ELECTRONICS -- 0.2%
Xerox Corp. ..................      38,420        520,975
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 7.9%
Anadarko Petroleum Corp. .....      20,032      1,499,195
Apache Corp. .................      14,234      1,978,526
Arch Coal, Inc. (b)...........       6,183        463,910
Cabot Oil & Gas Corp. ........       4,071        275,729
Chesapeake Energy Corp. (b)...      21,801      1,437,994
Cimarex Energy Co. ...........       3,537        246,423
CNX Gas Corp. (a).............       1,200         50,448
CONSOL Energy, Inc. ..........       7,854        882,554
Continental Resources, Inc.
  (a)(b)......................       1,302         90,255
Denbury Resources, Inc. (a)...      10,411        380,001
Devon Energy Corp. ...........      17,885      2,149,062
Energy Transfer Equity LP.....       5,648        163,736
Enterprise GP Holdings LP.....       1,446         43,496
EOG Resources, Inc. ..........      10,533      1,381,930
Frontier Oil Corp. ...........       4,443        106,232
Hess Corp. ...................      12,429      1,568,415
Kinder Morgan Energy Partners
  LP..........................       6,945        387,045
Kinder Morgan Management LLC
  (a).........................       2,765        148,895
Murphy Oil Corp. .............       8,152        799,304
Newfield Exploration Co. (a)..       5,637        367,814
Noble Energy, Inc. ...........       7,309        734,993
Peabody Energy Corp. (b)......      11,536      1,015,745
Pioneer Natural Resources
  Co. ........................       5,057        395,862
Plains Exploration &
  Production Co. (a)..........       4,607        336,173
Quicksilver Resources, Inc.
  (a)(b)......................       4,616        178,362
Range Resources Corp. ........       6,586        431,646


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
SandRidge Energy, Inc.
  (a)(b)......................       3,463   $    223,641
Southwestern Energy Co. (a)...      14,650        697,486
Sunoco, Inc. (b)..............       5,025        204,467
Tesoro Corp. .................       5,706        112,808
The Williams Cos., Inc. ......      24,952      1,005,815
Ultra Petroleum Corp. (a).....       6,503        638,595
Valero Energy Corp. ..........      22,591        930,297
XTO Energy, Inc. .............      21,632      1,482,008
                                             ------------
                                               22,808,862
                                             ------------
PAPER & FOREST PRODUCTS -- 0.0%(D)
Domtar Corp. (a)..............      21,011        114,510
                                             ------------
PERSONAL PRODUCTS -- 0.3%
Avon Products, Inc. ..........      18,126        652,898
The Estee Lauder Cos., Inc.
  (Class A)...................       4,382        203,544
                                             ------------
                                                  856,442
                                             ------------
PHARMACEUTICALS -- 1.1%
Allergan, Inc. ...............      13,172        685,602
Barr Pharmaceuticals, Inc.
  (a).........................       4,468        201,417
Endo Pharmaceuticals Holdings,
  Inc. (a)....................       4,604        111,371
Forest Laboratories, Inc.
  (a).........................      13,235        459,784
King Pharmaceuticals, Inc.
  (a).........................       9,944        104,114
Mylan Laboratories, Inc.
  (a)(b)......................      13,123        158,395
Schering-Plough Corp. ........      69,121      1,360,992
Sepracor, Inc. (a)(b).........       4,627         92,170
Warner Chilcott, Ltd. (a)(b)..       3,520         59,664
                                             ------------
                                                3,233,509
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
CapitalSource, Inc. (b).......       9,190        101,825
General Growth Properties,
  Inc. (b)....................      10,770        377,273
Simon Property Group, Inc. ...       9,478        851,978
SL Green Realty Corp. ........       2,536        209,778
Vornado Realty Trust..........       6,178        543,664
                                             ------------
                                                2,084,518
                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Brookfield Properties Corp. ..       8,542        151,962
CB Richard Ellis Group, Inc.
  (Class A) (a)(b)............       7,644        146,765
                                             ------------
                                                  298,727
                                             ------------
ROAD & RAIL -- 0.4%
Hertz Global Holdings, Inc.
  (a).........................       5,534         53,127
J.B. Hunt Transport Services,
  Inc. (b)....................       4,650        154,752
Norfolk Southern Corp. .......      16,117      1,010,052
                                             ------------
                                                1,217,931
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.5%
Advanced Micro Devices, Inc.
  (a)(b)......................      23,179        135,134
Altera Corp. .................      12,918        267,403
Analog Devices, Inc. .........      12,373        393,090
Applied Materials, Inc. ......      57,925      1,105,788
Broadcom Corp. (Class A) (a)..      19,099        521,212
Cypress Semiconductor Corp.
  (a)(b)......................       6,607        163,523
Intel Corp. ..................     245,321      5,269,495
Intersil Corp. (Class A)......       5,287        128,580
KLA-Tencor Corp. (b)..........       7,261        295,595
Lam Research Corp. (a)........       5,335        192,860
Linear Technology Corp. (b)...       8,863        288,668
LSI Logic Corp. (a)...........      27,217        167,112
Marvell Technology Group, Ltd.
  (a).........................      20,185        356,467
MEMC Electronic Materials,
  Inc. (a)....................       9,783        602,046
Microchip Technology, Inc.
  (b).........................       7,941        242,518
Micron Technology, Inc.
  (a)(b)......................      31,604        189,624
National Semiconductor
  Corp. ......................      10,336        212,301
Novellus Systems, Inc. (a)....       4,298         91,075
NVIDIA Corp. (a)..............      23,692        443,514
Texas Instruments, Inc. (b)...      56,675      1,595,968
Varian Semiconductor Equipment
  Associates, Inc. (a)(b).....       3,150        109,683
Xilinx, Inc. (b)..............      12,407        313,277
                                             ------------
                                               13,084,933
                                             ------------
SOFTWARE -- 6.5%
Activision, Inc. (a)..........      12,510        426,216
Adobe Systems, Inc. (a).......      22,696        893,995
Autodesk, Inc. (a)............       9,546        322,750
BMC Software, Inc. (a)........       8,062        290,232
CA, Inc. .....................      17,655        407,654
Citrix Systems, Inc. (a)......       7,812        229,751
Electronic Arts, Inc. (a).....      13,485        599,139
Intuit, Inc. (a)..............      12,997        358,327
McAfee, Inc. (a)..............       6,959        236,815
Microsoft Corp. ..............     355,810      9,788,333
NAVTEQ Corp. (a)..............       4,176        321,552
Oracle Corp. (a)..............     167,638      3,520,398
Red Hat, Inc. (a)(b)..........       8,073        167,030
Salesforce.com, Inc. (a)......       4,236        289,022
Symantec Corp. (a)............      36,105        698,632
VMware, Inc. (Class A)
  (a)(b)......................       1,625         87,523
                                             ------------
                                               18,637,369
                                             ------------
SPECIALTY RETAIL -- 2.7%
Abercrombie & Fitch Co. ......       3,638        228,030
Advance Auto Parts, Inc. .....       3,906        151,670
American Eagle Outfitters,
  Inc. .......................       7,542        102,797
AutoNation, Inc. (a)(b).......       4,784         47,936
AutoZone, Inc. (a)(b).........       1,858        224,837
Bed Bath & Beyond, Inc.
  (a)(b)......................      11,255        316,266
Best Buy Co., Inc. (b)........      14,292        565,963
CarMax, Inc. (a)(b)...........       8,431        119,636
GameStop Corp. (Class A) (a)..       6,558        264,943
Guess ?, Inc. ................       2,621         98,156
Lowe's Cos., Inc. ............      62,418      1,295,174
O'Reilly Automotive, Inc.
  (a)(b)......................       4,872        108,889
Office Depot, Inc. (a)........      11,392        124,628
PetSmart, Inc. ...............       5,671        113,136
Ross Stores, Inc. ............       5,672        201,469
Staples, Inc. ................      30,047        713,616
The Gap, Inc. ................      22,576        376,342
The Home Depot, Inc. .........      71,769      1,680,830
The TJX Cos., Inc. ...........      18,165        571,653
Tiffany & Co. (b).............       5,364        218,583
Urban Outfitters, Inc.
  (a)(b)......................       5,103        159,163
Williams-Sonoma, Inc. (b).....       3,726         73,924
                                             ------------
                                                7,757,641
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
Coach, Inc. (a)...............      14,579        421,042
CROCS, Inc. (a)(b)............       3,149         25,223
NIKE, Inc. (Class B)..........      14,967        892,183
Polo Ralph Lauren Corp. ......       2,545        159,775
                                             ------------
                                                1,498,223
                                             ------------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
THRIFTS & MORTGAGE FINANCE -- 0.1%
Countrywide Financial Corp.
  (b).........................       2,382   $     10,124
Hudson City Bancorp, Inc. ....      20,913        348,829
TFS Financial Corp. (b).......       4,060         47,055
                                             ------------
                                                  406,008
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
Fastenal Co. (b)..............       5,869        253,306
                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
American Tower Corp. (Class A)
  (a).........................      16,907        714,321
Clearwire Corp. (Class A)
  (a)(b)......................       2,996         38,828
Crown Castle International
  Corp. (a)...................      10,281        398,183
Leap Wireless International,
  Inc. (a)(b).................       2,057         88,801
MetroPCS Communications, Inc.
  (a)(b)......................       7,703        136,420
NII Holdings, Inc. (a)........       7,268        345,157
Sprint Nextel Corp. ..........     121,320      1,152,540
Telephone & Data Systems,
  Inc. .......................       4,558        215,457
US Cellular Corp. (a).........         608         34,382
                                             ------------
                                                3,124,089
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $287,904,121).........                288,666,027
                                             ------------
SHORT TERM INVESTMENTS -- 7.2%
MONEY MARKET FUNDS -- 7.2%
State Street Navigator
  Securities Lending Prime
  Portfolio (e)(f)............  20,052,330     20,052,330
STIC Prime Portfolio..........     804,440        804,440
                                             ------------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $20,856,770)..........                 20,856,770
                                             ------------
TOTAL INVESTMENTS -- 107.1%
  (Cost $308,760,891).........                309,522,797
OTHER ASSETS AND
  LIABILITIES -- (7.1)%.......                (20,507,663)
                                             ------------
NET ASSETS -- 100.0%..........               $289,015,134
                                             ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2008.
(c)    Amount shown represents less than 0.05% of net assets.
(d)    Affiliated issuer.
(e)    Investments of cash collateral for securities loaned.
(f)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP VALUE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.7%
AEROSPACE & DEFENSE -- 1.8%
Boeing Co. ...................      11,073   $    727,717
Honeywell International,
  Inc. .......................      11,382        572,287
Northrop Grumman Corp. .......       5,282        353,366
                                             ------------
                                                1,653,370
                                             ------------
AUTO COMPONENTS -- 0.4%
Johnson Controls, Inc. .......       9,712        278,540
WABCO Holdings, Inc. (a)......       1,095         50,874
                                             ------------
                                                  329,414
                                             ------------
AUTOMOBILES -- 0.3%
Ford Motor Co. (a)(b).........      36,110        173,689
General Motors Corp. (a)......       8,072         92,828
                                             ------------
                                                  266,517
                                             ------------
BEVERAGES -- 3.0%
Anheuser-Busch Cos., Inc. ....      11,795        732,705
Coca-Cola Enterprises, Inc.
  (a).........................       5,226         90,410
Molson Coors Brewing Co. (a)..       2,456        133,435
The Coca-Cola Co. ............      35,196      1,829,488
                                             ------------
                                                2,786,038
                                             ------------
BUILDING PRODUCTS -- 0.1%
Masco Corp. (a)...............       6,218         97,809
                                             ------------
CAPITAL MARKETS -- 4.1%
AllianceBernstein Holding
  LP(a).......................         515         28,160
Ameriprise Financial, Inc.
  (a).........................       3,723        151,414
Federated Investors, Inc.
  (a).........................       1,619         55,726
Invesco, Ltd. (a).............       6,429        154,167
Janus Capital Group, Inc.
  (a).........................       2,878         76,181
Legg Mason, Inc. .............       2,327        101,387
Lehman Brothers Holdings, Inc.
  (a).........................      11,522        228,251
Merrill Lynch & Co., Inc.
  (a).........................      13,957        442,577
Morgan Stanley................      16,718        603,018
Northern Trust Corp. (a)......       3,646        250,006
Och-Ziff Capital Management
  Group LLC(a)................         491          9,334
The Bank of New York Mellon
  Corp. ......................      18,917        715,630
The Goldman Sachs Group,
  Inc. .......................       5,944      1,039,606
                                             ------------
                                                3,855,457
                                             ------------
CHEMICALS -- 2.1%
Air Products & Chemicals, Inc.
  (a).........................       3,300        326,238
Ashland, Inc. (a).............         931         44,874
E. I. du Pont de Nemours & Co.
  (a).........................      14,899        639,018
Eastman Chemical Co. (a)......       1,184         81,530
International Flavors &
  Fragrances, Inc. (a)........       1,343         52,458
Lubrizol Corp. (a)............       1,139         52,770
PPG Industries, Inc. .........       2,717        155,874
Rohm & Haas Co. (a)...........       2,068         96,038
The Dow Chemical Co. (a)......      15,366        536,427
                                             ------------
                                                1,985,227
                                             ------------
COMMERCIAL BANKS -- 4.5%
Associated Bancorp(a).........       1,921         37,056
BB&T Corp. (a)................       9,107        207,366
City National Corp. (a).......         655         27,556
Comerica, Inc. (a)............       2,538         65,049
Commerce Bancshares, Inc.
  (a).........................       1,008         39,977
Fifth Third Bancorp(a)........       8,023         81,674
Huntington Bancshares, Inc.
  (a).........................       6,144         35,451
Keycorp (a)...................       7,781         85,435
M&T Bank Corp. (a)............       1,335         94,171
Marshall & Ilsley Corp. (a)...       4,229         64,831
National City Corp. (a).......       9,506         45,344
PNC Financial Services Group,
  Inc. (a)....................       5,661        323,243
Popular, Inc. (a).............       4,132         27,230
Regions Financial Corp. (a)...      11,626        126,840
SunTrust Banks, Inc. (a)......       5,800        210,076
Synovus Financial Corp. (a)...       4,571         39,905
TCF Financial Corp. (a).......       2,108         25,359
U.S. Bancorp (a)..............      28,603        797,738
UnionBanCal Corp. ............         863         34,882
Wachovia Corp. (a)............      35,779        555,648
Wells Fargo & Co. (a).........      51,577      1,224,954
Zions Bancorp(a)..............       1,804         56,808
                                             ------------
                                                4,206,593
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Avery Dennison Corp. (a)......       1,635         71,825
Pitney Bowes, Inc. (a)........       3,428        116,895
R.R. Donnelley & Sons Co.
  (a).........................       3,611        107,211
                                             ------------
                                                  295,931
                                             ------------
COMPUTERS & PERIPHERALS -- 3.2%
International Business
  Machines Corp. .............      22,887      2,712,796
Seagate Technology(a).........       7,990        152,849
Sun Microsystems, Inc.
  (a)(b)......................      12,974        141,157
                                             ------------
                                                3,006,802
                                             ------------
CONSTRUCTION & ENGINEERING -- 0.1%
URS Corp. (b).................       1,251         52,505
                                             ------------
CONSTRUCTION MATERIALS -- 0.1%
Vulcan Materials Co. (a)......       1,457         87,100
                                             ------------
CONSUMER FINANCE -- 0.3%
Capital One Financial Corp.
  (a).........................       6,127        232,887
Discover Financial
  Services(a).................       7,142         94,060
                                             ------------
                                                  326,947
                                             ------------
CONTAINERS & PACKAGING -- 0.2%
Bemis Co., Inc. (a)...........       1,829         41,006
Owens-Illinois, Inc. (b)......       2,731        113,856
Sonoco Products Co. ..........       1,718         53,172
                                             ------------
                                                  208,034
                                             ------------
DISTRIBUTORS -- 0.1%
Genuine Parts Co. (a).........       2,771        109,953
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 0.0%(C)
Hillenbrand, Inc. (a).........         941         20,137
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 5.7%
Bank of America Corp. (a).....      75,285      1,797,053
CIT Group, Inc. (a)...........       4,640         31,598
Citigroup, Inc. ..............      90,155      1,510,998
JPMorgan Chase & Co. (a)......      57,150      1,960,817
                                             ------------
                                                5,300,466
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.8%
AT&T, Inc. ...................      98,328      3,312,670
CenturyTel, Inc. (a)..........       1,825         64,952
Citizens Communications Co.
  (a).........................       5,664         64,230
Embarq Corp. (a)..............       2,490        117,702


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Qwest Communications
  International, Inc. (a).....      25,166   $     98,902
Verizon Communications,
  Inc. .......................      47,308      1,674,703
Windstream Corp. (a)..........       7,710         95,142
                                             ------------
                                                5,428,301
                                             ------------
ELECTRIC UTILITIES -- 4.6%
American Electric Power Co.,
  Inc. .......................       6,568        264,231
DPL, Inc. (a).................       1,837         48,460
Duke Energy Corp. (a).........      20,850        362,373
Edison International (a)......       4,961        254,896
Entergy Corp. ................       3,137        377,946
Exelon Corp. .................      10,978        987,581
FirstEnergy Corp. ............       5,081        418,319
FPL Group, Inc. (a)...........       6,212        407,383
Northeast Utilities (a).......       2,574         65,714
Pepco Holdings, Inc. .........       3,418         87,672
Pinnacle West Capital Corp.
  (a).........................       1,617         49,755
PPL Corp. (a).................       6,151        321,513
Progress Energy, Inc. (a).....       4,298        179,785
The Southern Co. .............      12,570        438,944
                                             ------------
                                                4,264,572
                                             ------------
ELECTRICAL EQUIPMENT -- 1.0%
Cooper Industries, Ltd. (a)...       3,268        129,086
Emerson Electric Co. .........      12,881        636,965
Hubbell, Inc. (Class B) (a)...         958         38,196
Rockwell Automation, Inc.
  (a).........................       2,252         98,480
                                             ------------
                                                  902,727
                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
Arrow Electronics, Inc.
  (a)(b)......................       1,978         60,764
                                             ------------
FOOD & STAPLES RETAILING -- 0.7%
Safeway, Inc. (a).............       7,274        207,673
SUPERVALU, Inc. (a)...........       3,625        111,976
The Kroger Co. ...............      10,215        294,907
                                             ------------
                                                  614,556
                                             ------------
FOOD PRODUCTS -- 2.5%
Bunge, Ltd. ..................       1,973        212,472
Campbell Soup Co. (a).........       4,020        134,509
ConAgra Foods, Inc. ..........       8,113        156,419
General Mills, Inc. ..........       5,624        341,771
H.J. Heinz Co. ...............       5,023        240,351
Hormel Foods Corp. (a)........       1,238         42,847
Kellogg Co. ..................       3,921        188,286
Kraft Foods, Inc. ............      22,938        652,586
McCormick & Co., Inc. (a).....       1,911         68,146
Sara Lee Corp. ...............      12,089        148,090
Smithfield Foods, Inc.
  (a)(b)......................       2,045         40,655
Tyson Foods, Inc. (Class A)
  (a).........................       4,486         67,021
                                             ------------
                                                2,293,153
                                             ------------
GAS UTILITIES -- 0.1%
National Fuel Gas Co. (a).....       1,115         66,320
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
Covidien, Ltd. ...............       8,227        393,991
Hill-Rom Holdings, Inc. (a)...         941         25,388
                                             ------------
                                                  419,379
                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
Laboratory Corp. of America
  Holdings (a)(b).............       1,799        125,264
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
Carnival Corp. (a)............       6,965        229,566
McDonald's Corp. .............      18,718      1,052,326
Royal Caribbean Cruises, Ltd.
  (a).........................       2,287         51,389
                                             ------------
                                                1,333,281
                                             ------------
HOUSEHOLD DURABLES -- 0.7%
Centex Corp. .................       1,876         25,082
D.R. Horton, Inc. (a).........       4,367         47,382
Fortune Brands, Inc. .........       2,518        157,148
Leggett & Platt, Inc. (a).....       2,993         50,193
Mohawk Industries, Inc.
  (a)(b)......................         932         59,741
Newell Rubbermaid, Inc. ......       4,556         76,495
NVR, Inc. (a)(b)..............          85         42,507
The Black & Decker Corp. (a)..       1,037         59,638
The Stanley Works(a)..........       1,334         59,803
Whirlpool Corp. (a)...........       1,227         75,743
                                             ------------
                                                  653,732
                                             ------------
HOUSEHOLD PRODUCTS -- 0.4%
Kimberly-Clark Corp. .........       6,988        417,743
                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
Calpine Corp. (b).............       5,692        128,411
Reliant Energy, Inc. (b)......       5,818        123,749
                                             ------------
                                                  252,160
                                             ------------
INDUSTRIAL CONGLOMERATES -- 5.3%
General Electric Co. .........     165,299      4,411,831
Icahn Enterprises LP..........          74          5,205
Textron, Inc. ................       4,170        199,868
Tyco International, Ltd. (a)..       8,073        323,243
                                             ------------
                                                4,940,147
                                             ------------
INSURANCE -- 6.3%
ACE, Ltd. ....................       5,593        308,118
American International Group,
  Inc. (a)....................      38,717      1,024,452
AON Corp. ....................       4,398        202,044
Chubb Corp. ..................       6,180        302,882
Cincinnati Financial Corp.
  (a).........................       2,668         67,767
CNA Financial Corp. (a).......         419         10,538
Everest Re Group, Ltd. .......         950         75,724
Fidelity National Financial,
  Inc. (a)....................       3,496         44,050
First American Corp. (a)......       1,348         35,587
Genworth Financial, Inc.
  (Class A)...................       7,367        131,206
Hartford Financial Services
  Group, Inc. ................       5,227        337,507
Lincoln National Corp. (a)....       4,280        193,970
Loews Corp. ..................       5,935        278,351
Markel Corp. (b)..............         160         58,720
Marsh & McLennan Cos., Inc. ..       8,516        226,100
MetLife, Inc. ................       7,226        381,316
Nationwide Financial Services,
  Inc. (Class A) (a)..........         868         41,673
Old Republic International
  Corp. (a)...................       3,939         46,638
PartnerRe, Ltd. (a)...........         897         62,010
Principal Financial Group,
  Inc. (a)....................       4,020        168,719
Protective Life Corp. ........       1,193         45,394
Prudential Financial, Inc.
  (a).........................       7,249        433,055
RenaissanceRe Holdings, Ltd.
  (a).........................       1,089         48,646
SAFECO Corp. (a)..............       1,473         98,927
The Allstate Corp. ...........       9,126        416,054
The Travelers Cos., Inc. .....      10,017        434,738
Torchmark Corp. ..............       1,542         90,438
Transatlantic Holdings, Inc.
  (a).........................         450         25,412


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Unitrin, Inc. (a).............         864   $     23,820
Unum Group....................       5,738        117,342
White Mountains Insurance
  Group, Ltd. (a).............         128         54,912
XL Capital, Ltd. (Class A)....       3,003         61,742
                                             ------------
                                                5,847,852
                                             ------------
IT SERVICES -- 0.3%
Computer Sciences Corp.
  (a)(b)......................       2,569        120,332
Electronic Data Systems Corp.
  (a).........................       8,423        207,543
                                             ------------
                                                  327,875
                                             ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Eastman Kodak Co. ............       4,704         67,879
Hasbro, Inc. (a)..............       2,041         72,905
Mattel, Inc. .................       5,977        102,326
                                             ------------
                                                  243,110
                                             ------------
MACHINERY -- 1.0%
Dover Corp. (a)...............       3,120        150,914
Eaton Corp. ..................       2,670        226,870
Ingersoll-Rand Co., Ltd.
  (Class A)...................       5,290        198,005
Parker-Hannifin Corp. ........       2,849        203,191
Pentair, Inc. (a).............       1,729         60,549
SPX Corp. ....................         890        117,240
                                             ------------
                                                  956,769
                                             ------------
MEDIA -- 1.4%
CBS Corp. (a).................      10,025        195,387
Gannett Co., Inc. (a).........       3,810         82,563
The New York Times Co. (Class
  A) (a)......................       2,011         30,949
The Walt Disney Co. (a).......      29,434        918,341
The Washington Post Co. (a)...          93         54,582
                                             ------------
                                                1,281,822
                                             ------------
METALS & MINING -- 0.9%
Alcoa, Inc. ..................      13,614        484,931
United States Steel Corp.
  (a).........................       1,953        360,875
                                             ------------
                                                  845,806
                                             ------------
MULTI-UTILITIES -- 2.4%
Alliant Energy Corp. (a)......       1,931         66,156
Ameren Corp. (a)..............       3,441        145,313
CenterPoint Energy, Inc. (a)..       4,621         74,167
CMS Energy Corp. (a)..........       3,542         52,776
Consolidated Edison, Inc.
  (a).........................       4,445        173,755
Dominion Resources, Inc. (a)..       9,538        452,960
DTE Energy Co. (a)............       2,775        117,771
Energy East Corp. ............       2,536         62,690
Integrys Energy Group, Inc.
  (a).........................       1,265         64,300
MDU Resources Group, Inc. ....       2,816         98,166
NiSource, Inc. (a)............       4,466         80,031
NSTAR (a).....................       1,728         58,441
PG&E Corp. (a)................       5,938        235,679
SCANA Corp. (a)...............       1,707         63,159
Sempra Energy.................       3,897        219,986
TECO Energy, Inc. (a).........       3,327         71,497
Wisconsin Energy Corp. (a)....       1,902         86,008
Xcel Energy, Inc. (a).........       6,995        140,390
                                             ------------
                                                2,263,245
                                             ------------
MULTILINE RETAIL -- 0.1%
Sears Holdings Corp. (b)......       1,193         87,876
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 17.5%
Boardwalk Pipeline Partners LP
  (a).........................         520         12,215
Chevron Corp. ................      34,341      3,404,223
ConocoPhillips................      23,588      2,226,471
El Paso Corp. ................      11,673        253,771
Enbridge Energy Partners LP...       1,027         51,668
Energy Transfer Partners LP...       1,244         54,077
Enterprise Products Partners
  LP..........................       4,683        138,336
Exxon Mobil Corp. ............      89,145      7,856,349
Forest Oil Corp. (a)(b).......       1,338         99,681
Marathon Oil Corp. ...........      11,779        610,977
Occidental Petroleum Corp. ...      13,579      1,220,209
ONEOK Partners LP.............         775         43,322
Plains All American Pipeline
  LP..........................       1,821         82,145
Spectra Energy Corp. .........      10,571        303,811
Teekay Corp. (a)..............         722         32,620
                                             ------------
                                               16,389,875
                                             ------------
PAPER & FOREST PRODUCTS -- 0.4%
International Paper Co. (a)...       7,148        166,548
MeadWestvaco Corp. (a)........       2,766         65,942
Weyerhaeuser Co. (a)..........       3,430        175,410
                                             ------------
                                                  407,900
                                             ------------
PHARMACEUTICALS -- 10.9%
Abbott Laboratories...........      25,423      1,346,656
Bristol-Myers Squibb Co. .....      32,695        671,228
Eli Lilly & Co. (a)...........      16,113        743,776
Johnson & Johnson.............      46,845      3,014,007
Merck & Co., Inc. ............      35,563      1,340,370
Pfizer, Inc. .................     113,023      1,974,512
Wyeth.........................      22,124      1,061,067
                                             ------------
                                               10,151,616
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 2.5%
AMB Property Corp. (a)........       1,589         80,054
Annaly Capital Management,
  Inc. .......................       8,657        134,270
Apartment Investment &
  Management Co. (Class A)
  (a).........................       1,535         52,282
Avalonbay Communities, Inc.
  (a).........................       1,227        109,399
Boston Properties, Inc. (a)...       1,979        178,545
Camden Property Trust (a).....         829         36,692
Developers Diversified Realty
  Corp. (a)...................       2,055         71,329
Duke Realty Corp. (a).........       2,471         55,474
Equity Residential............       4,593        175,774
Federal Realty Investment
  Trust (a)...................         971         66,999
HCP, Inc. ....................       3,946        125,522
Hospitality Properties Trust
  (a).........................       1,527         37,351
Host Hotels & Resorts, Inc.
  (a).........................       8,619        117,649
iStar Financial, Inc. (a).....       2,104         27,794
Kimco Realty Corp. (a)........       3,616        124,824
Liberty Property Trust(a).....       1,517         50,289
Mack-Cali Realty Corp. .......       1,136         38,817
Plum Creek Timber Co., Inc.
  (a).........................       2,879        122,962
ProLogis (a)..................       4,226        229,683
Public Storage (a)............       2,103        169,901
Regency Centers Corp. (a).....       1,154         68,225
The Macerich Co. (a)..........       1,245         77,352
UDR, Inc. (a).................       2,178         48,744
Ventas, Inc. .................       2,225         94,718
Weingarten Realty Investors
  (a).........................       1,255         38,052
                                             ------------
                                                2,332,701
                                             ------------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE LARGE CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%(C)
Forest City Enterprises, Inc.
  (Class A) (a)...............       1,161   $     37,407
                                             ------------
ROAD & RAIL -- 1.6%
Burlington Northern Santa Fe
  Corp. (a)...................       4,642        463,689
CSX Corp. (a).................       6,734        422,963
Union Pacific Corp. ..........       8,578        647,639
                                             ------------
                                                1,534,291
                                             ------------
SOFTWARE -- 0.1%
Cadence Design Systems, Inc.
  (a)(b)......................       4,506         45,511
Synopsys, Inc. (b)............       2,328         55,662
                                             ------------
                                                  101,173
                                             ------------
SPECIALTY RETAIL -- 0.2%
Limited Brands, Inc. (a)......       4,855         81,807
The Sherwin-Williams Co. (a)..       1,666         76,519
                                             ------------
                                                  158,326
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
V. F. Corp. (a)...............       1,428        101,645
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.8%
Fannie Mae (a)................      16,344        318,872
Freddie Mac (a)...............      10,618        174,135
New York Community Bancorp,
  Inc. (a)....................       5,764        102,830
People's United Financial,
  Inc. (a)....................       2,794         43,586
Sovereign Bancorp, Inc. (a)...       8,102         59,631
Washington Mutual, Inc. (a)...      14,310         70,548
                                             ------------
                                                  769,602
                                             ------------
TOBACCO -- 3.1%
Altria Group, Inc. ...........      34,699        713,411
Lorillard, Inc. (b)...........       2,880        199,181
Philip Morris International,
  Inc. .......................      34,699      1,713,784
Reynolds American, Inc. (a)...       2,829        132,029
UST, Inc. (a).................       2,333        127,405
                                             ------------
                                                2,885,810
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
W.W. Grainger, Inc. ..........       1,069         87,444
                                             ------------
WATER UTILITIES -- 0.0%(C)
American Water Works Co., Inc.
  (b).........................         928         20,583
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $109,401,409).........                 93,193,127
                                             ------------
SHORT TERM INVESTMENTS -- 14.8%
MONEY MARKET FUNDS -- 14.8%
State Street Navigator
  Securities
  Lending Prime Portfolio
     (d)(e)...................  12,921,394     12,921,394
STIC Prime Portfolio..........     905,298        905,298
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $13,826,692)..........                 13,826,692
                                             ------------
TOTAL INVESTMENTS -- 114.5%
  (Cost $123,228,101).........                107,019,819
OTHER ASSETS AND
  LIABILITIES -- (14.5)%......                (13,591,895)
                                             ------------
NET ASSETS -- 100.0%..........               $ 93,427,924
                                             ============




(a)    Security, or portion thereof, was on loan at June 30, 2008.
(b)    Non-income producing security.
(c)    Amount shown represents less than 0.05% of net assets.
(d)    Investments of cash collateral for securities loaned.
(e)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.9%
AEROSPACE & DEFENSE -- 0.8%
Alliant Techsystems, Inc.
  (a)(b).......................        494   $    50,230
BE Aerospace, Inc. (a)(b)......      1,390        32,373
DRS Technologies, Inc. (b).....        620        48,807
Spirit Aerosystems Holdings,
  Inc. (a).....................      1,541        29,556
                                             -----------
                                                 160,966
                                             -----------
AIRLINES -- 0.5%
AMR Corp. (a)(b)...............      3,738        19,138
Continental Airlines, Inc.
  (Class B) (a)(b).............      1,642        16,601
Delta Air Lines, Inc. (a)(b)...      4,412        25,148
Northwest Airlines Corp. (a)...      3,530        23,510
UAL Corp. (b)..................      1,896         9,897
                                             -----------
                                                  94,294
                                             -----------
AUTO COMPONENTS -- 0.5%
Federal-Mogul Corp. (Class A)
  (a)(b).......................        369         5,952
Gentex Corp. (b)...............      2,163        31,234
Lear Corp. (a)(b)..............        976        13,840
TRW Automotive Holdings Corp.
  (a)(b).......................        803        14,831
WABCO Holdings, Inc. ..........        981        45,577
                                             -----------
                                                 111,434
                                             -----------
BEVERAGES -- 0.7%
Central European Distribution
  Corp. (a)....................        495        36,704
Constellation Brands, Inc.
  (Class A) (a)(b).............      2,903        57,654
Hansen Natural Corp. (a)(b)....      1,110        31,990
PepsiAmericas, Inc. (b)........        993        19,642
                                             -----------
                                                 145,990
                                             -----------
BIOTECHNOLOGY -- 1.9%
Abraxis Bioscience, Inc.
  (a)(b).......................         87         5,521
Alexion Pharmaceuticals, Inc.
  (a)(b).......................        576        41,760
Amylin Pharmaceuticals, Inc.
  (a)(b).......................      2,067        52,481
BioMarin Pharmaceutical, Inc.
  (a)(b).......................      1,485        43,035
Cephalon, Inc. (a)(b)..........      1,022        68,157
ImClone Systems, Inc. (a)(b)...        942        38,114
Onyx Pharmaceuticals, Inc.
  (a)(b).......................        825        29,370
OSI Pharmaceuticals, Inc.
  (a)(b).......................        877        36,238
Vertex Pharmaceuticals, Inc.
  (a)..........................      2,117        70,856
                                             -----------
                                                 385,532
                                             -----------
BUILDING PRODUCTS -- 0.4%
Armstrong World Industries,
  Inc. ........................        269         7,860
Lennox International, Inc.
  (b)..........................        795        23,023
Owens Corning, Inc. (a)........      1,338        30,440
USG Corp. (a)(b)...............        993        29,363
                                             -----------
                                                  90,686
                                             -----------
CAPITAL MARKETS -- 2.6%
Affiliated Managers Group, Inc.
  (a)(b).......................        608        54,756
E*TRADE Financial Corp.
  (a)(b).......................      6,306        19,801
Eaton Vance Corp. .............      1,732        68,864
Federated Investors, Inc. (b)..      1,448        49,840
Fortress Investment Group LLC
  (Class A) (b)................        596         7,343
GFI Group, Inc. (b)............        976         8,794
GLG Partners, Inc. (b).........      2,996        23,369
Investment Technology Group,
  Inc. (a).....................        656        21,950
Janus Capital Group, Inc. (b)..      2,466        65,275
Jefferies Group, Inc. (b)......      1,720        28,930
MF Global, Ltd. (a)(b).........      1,500         9,465
Raymond James Financial, Inc.
  (b)..........................      1,477        38,978
SEI Investments Co. (b)........      2,090        49,157
The Blackstone Group LP (b)....      2,200        40,062
Waddell & Reed Financial, Inc.
  (Class A)....................      1,300        45,513
                                             -----------
                                                 532,097
                                             -----------
CHEMICALS -- 3.3%
Airgas, Inc. (b)...............      1,066        62,244
Albemarle Corp. (b)............      1,368        54,597
Ashland, Inc. (b)..............        846        40,777
Cytec Industries, Inc. (b).....        710        38,738
FMC Corp. (b)..................      1,123        86,965
Hercules, Inc. (b).............      1,756        29,729
Huntsman Corp. (b).............      1,448        16,507
International Flavors &
  Fragrances, Inc. ............      1,210        47,262
Intrepid Potash, Inc. (a)(b)...        448        29,469
Lubrizol Corp. (b).............      1,036        47,998
Nalco Holding Co. (b)..........      2,112        44,669
Rockwood Holdings, Inc. (a)....        682        23,734
RPM International, Inc. (b)....      1,831        37,719
Terra Industries, Inc. (b).....      1,378        68,004
Terra Nitrogen Co. LP(b).......        111        14,412
The Scotts Miracle-Gro Co.
  (Class A)....................        651        11,438
Valhi, Inc. (b)................        168         4,578
Valspar Corp. (b)..............      1,426        26,966
                                             -----------
                                                 685,806
                                             -----------
COMMERCIAL BANKS -- 2.0%
Associated Bancorp (b).........      1,799        34,703
Bank of Hawaii Corp. (b).......        745        35,611
BOK Financial Corp. ...........        344        18,387
City National Corp. (b)........        598        25,158
Commerce Bancshares, Inc. (b)..        876        34,742
Cullen/Frost Bankers, Inc. ....        826        41,176
First Horizon National Corp.
  (b)..........................      2,793        20,752
Fulton Financial Corp. (b).....      2,619        26,321
Huntington Bancshares, Inc.
  (b)..........................      5,535        31,937
PNC Financial Services Group,
  Inc. ........................          1            57
Popular, Inc. (b)..............      3,906        25,740
Synovus Financial Corp. (b)....      4,135        36,098
TCF Financial Corp. (b)........      1,791        21,546
The Colonial BancGroup, Inc.
  (b)..........................      2,942        13,004
Valley National Bancorp(b).....      1,919        30,263
Wilmington Trust Corp. (b).....      1,030        27,233
                                             -----------
                                                 422,728
                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 4.2%
Allied Waste Industries, Inc.
  (a)(b).......................      5,740        72,439
ChoicePoint, Inc. (a)..........      1,032        49,742
Cintas Corp. ..................      1,992        52,808
Copart, Inc. (a)...............        999        42,777
Corrections Corp. of America
  (a)(b).......................      1,884        51,753
Covanta Holding Corp. (a)(b)...      1,826        48,736
Dun & Bradstreet Corp. ........        851        74,582
EnergySolutions, Inc. (b)......        500        11,175
Equifax, Inc. (b)..............      1,958        65,828
FTI Consulting, Inc. (a)(b)....        753        51,550
Manpower, Inc. (b).............      1,198        69,772
Monster Worldwide, Inc.
  (a)(b).......................      1,875        38,644
Robert Half International, Inc.
  (b)..........................      2,385        57,168
Steelcase, Inc. (Class A) (b)..        962         9,649
Stericycle, Inc. (a)...........      1,291        66,745
The Brink's Co. ...............        620        40,560


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Waste Connections, Inc.
  (a)(b).......................        991   $    31,643
Watson Wyatt Worldwide, Inc.
  (Class A) (b)................        640        33,850
                                             -----------
                                                 869,421
                                             -----------
COMMUNICATIONS EQUIPMENT -- 1.3%
Brocade Communications Systems,
  Inc. (a)(b)..................      5,652        46,573
CIENA Corp. (a)(b).............      1,314        30,445
CommScope, Inc. (a)(b).........      1,045        55,145
EchoStar Corp. (Class A)
  (a)(b).......................        631        19,700
Foundry Networks, Inc. (a).....      1,987        23,486
JDS Uniphase Corp. (a)(b)......      3,433        38,999
Polycom, Inc. (a)(b)...........      1,306        31,814
Tellabs, Inc. (a)(b)...........      5,423        25,217
                                             -----------
                                                 271,379
                                             -----------
COMPUTERS & PERIPHERALS -- 1.0%
Lexmark International, Inc.
  (a)(b).......................      1,428        47,738
NCR Corp. (a)(b)...............      2,507        63,176
QLogic Corp. (a)(b)............      2,067        30,158
Teradata Corp. (a).............      2,726        63,080
                                             -----------
                                                 204,152
                                             -----------
CONSTRUCTION & ENGINEERING -- 1.6%
Aecom Technology Corp. (a)(b)..      1,114        36,238
KBR, Inc. (b)..................      2,559        89,335
Quanta Services, Inc. (a)......      2,591        86,203
The Shaw Group, Inc. (a).......      1,175        72,603
URS Corp. (a)(b)...............      1,263        53,008
                                             -----------
                                                 337,387
                                             -----------
CONSTRUCTION MATERIALS -- 0.3%
Martin Marietta Materials, Inc.
  (b)..........................        623        64,537
                                             -----------
CONSUMER FINANCE -- 0.0%(C)
The Student Loan Corp. (b).....         58         5,689
                                             -----------
CONTAINERS & PACKAGING -- 2.0%
Aptargroup, Inc. (b)...........        967        40,566
Ball Corp. ....................      1,474        70,369
Bemis Co., Inc. (b)............      1,518        34,033
Crown Holdings, Inc. (a).......      2,413        62,714
Greif, Inc. (Class A)..........        464        29,710
Packaging Corp. of America.....      1,567        33,706
Pactiv Corp. (a)(b)............      1,969        41,802
Sealed Air Corp. (b)...........      2,435        46,289
Smurfit-Stone Container Corp.
  (a)(b).......................      3,833        15,600
Sonoco Products Co. ...........      1,501        46,456
                                             -----------
                                                 421,245
                                             -----------
DISTRIBUTORS -- 0.2%
LKQ Corp. (a)(b)...............      2,020        36,501
                                             -----------
DIVERSIFIED CONSUMER SERVICES -- 1.2%
DeVry, Inc. (b)................        935        50,135
Hillenbrand, Inc. (b)..........        934        19,987
ITT Educational Services, Inc.
  (a)(b).......................        580        47,925
Service Corp. International
  (b)..........................      3,900        38,454
Sotheby's (b)..................      1,005        26,502
Strayer Education, Inc. (b)....        212        44,323
Weight Watchers International,
  Inc. ........................        546        19,443
                                             -----------
                                                 246,769
                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
CIT Group, Inc. (b)............      4,222        28,752
MSCI, Inc. (Class A) (a).......        709        25,729
The Nasdaq OMX Group, Inc.
  (a)(b).......................      2,362        62,711
                                             -----------
                                                 117,192
                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
CenturyTel, Inc. (b)...........      1,577        56,125
Citizens Communications Co.
  (b)..........................      4,867        55,192
Level 3 Communications, Inc.
  (a)(b).......................     23,345        68,868
tw telecom, Inc. (a)(b)........      2,191        35,122
                                             -----------
                                                 215,307
                                             -----------
ELECTRIC UTILITIES -- 1.4%
DPL, Inc. (b)..................      1,706        45,004
Great Plains Energy, Inc. (b)..      1,298        32,813
ITC Holdings Corp. (b).........        745        38,077
Northeast Utilities (b)........      2,359        60,225
Pinnacle West Capital Corp. ...      1,498        46,094
Sierra Pacific Resources.......      3,529        44,854
Westar Energy, Inc. (b)........      1,581        34,007
                                             -----------
                                                 301,074
                                             -----------
ELECTRICAL EQUIPMENT -- 1.5%
AMETEK, Inc. ..................      1,601        75,599
General Cable Corp. (a)(b).....        789        48,011
Hubbell, Inc. (Class B) (b)....        782        31,178
Roper Industries, Inc. (b).....      1,348        88,806
Thomas & Betts Corp. (a)(b)....        885        33,497
Woodward Governor Co. (b)......        875        31,203
                                             -----------
                                                 308,294
                                             -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.8%
Anixter International, Inc.
  (a)(b).......................        463        27,544
Arrow Electronics, Inc.
  (a)(b).......................      1,870        57,446
Avnet, Inc. (a)................      2,257        61,571
AVX Corp. (b)..................        753         8,516
Dolby Laboratories, Inc. (a)...        683        27,525
FLIR Systems, Inc. (a)(b)......      2,070        83,980
Ingram Micro, Inc. (Class A)
  (a)..........................      2,174        38,589
Itron, Inc. (a)(b).............        517        50,847
Jabil Circuit, Inc. (b)........      2,766        45,390
Mettler-Toledo International,
  Inc. (a).....................        519        49,232
Molex, Inc. (b)................      2,022        49,357
National Instruments Corp.
  (b)..........................        869        24,654
Trimble Navigation, Ltd.
  (a)(b).......................      1,814        64,760
                                             -----------
                                                 589,411
                                             -----------
ENERGY EQUIPMENT & SERVICES -- 4.3%
Atwood Oceanics, Inc. (a)(b)...        415        51,601
Dresser-Rand Group, Inc. (a)...      1,290        50,439
Exterran Holdings, Inc.
  (a)(b).......................        995        71,132
Global Industries, Ltd. (a)....      1,303        23,363
Helix Energy Solutions Group,
  Inc. (a)(b)..................      1,260        52,466
Helmerich & Payne, Inc. .......      1,437       103,493
Hercules Offshore, Inc.
  (a)(b).......................      1,349        51,289
IHS, Inc. (Class A) (a)(b).....        678        47,189
Oceaneering International, Inc.
  (a)..........................        823        63,412
Patterson-UTI Energy, Inc.
  (b)..........................      2,340        84,333
Rowan Cos., Inc. (b)...........      1,698        79,381
SEACOR Holdings, Inc. (a)......        327        29,270


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Superior Energy Services, Inc.
  (a)(b).......................      1,212   $    66,830
Tidewater, Inc. (b)............        789        51,309
Unit Corp. (a).................        711        58,992
                                             -----------
                                                 884,499
                                             -----------
FOOD & STAPLES RETAILING -- 0.2%
BJ'S Wholesale Club, Inc.
  (a)(b).......................        892        34,520
Rite Aid Corp. (a)(b)..........      8,559        13,609
                                             -----------
                                                  48,129
                                             -----------
FOOD PRODUCTS -- 1.7%
Corn Products International,
  Inc. ........................      1,118        54,905
Dean Foods Co. (a)(b)..........      2,270        44,537
Flowers Foods, Inc. (b)........      1,274        36,105
Fresh Del Monte Produce, Inc.
  (a)(b).......................        676        15,933
McCormick & Co., Inc. (b)......      1,722        61,407
Smithfield Foods, Inc. (a)(b)..      1,891        37,593
The J.M. Smucker Co. ..........        830        33,731
Tyson Foods, Inc. (Class A)
  (b)..........................      4,170        62,300
                                             -----------
                                                 346,511
                                             -----------
GAS UTILITIES -- 1.8%
AGL Resources, Inc. ...........      1,148        39,698
Atmos Energy Corp. ............      1,338        36,889
Energen Corp. .................        984        76,782
National Fuel Gas Co. (b)......      1,036        61,621
ONEOK, Inc. ...................      1,465        71,536
Southern Union Co. ............      1,573        42,502
UGI Corp. .....................      1,585        45,505
                                             -----------
                                                 374,533
                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.7%
Beckman Coulter, Inc. (b)......        946        63,884
Edwards Lifesciences Corp.
  (a)(b).......................        825        51,183
Gen-Probe, Inc. (a)............        807        38,316
Hill-Rom Holdings, Inc. .......        934        25,199
IDEXX Laboratories, Inc.
  (a)(b).......................        908        44,256
Immucor, Inc. (a)(b)...........      1,074        27,795
Inverness Medical Innovations,
  Inc. (a).....................      1,164        38,610
Kinetic Concepts, Inc. (a)(b)..        821        32,766
ResMed, Inc. (a)(b)............      1,167        41,709
                                             -----------
                                                 363,718
                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.8%
Brookdale Senior Living, Inc.
  (b)..........................        624        12,705
Community Health Systems, Inc.
  (a)(b).......................      1,446        47,689
Lincare Holdings, Inc. (a)(b)..      1,105        31,382
Omnicare, Inc. (b).............      1,634        42,843
Patterson Cos., Inc. (a).......      1,804        53,020
Pediatrix Medical Group, Inc.
  (a)(b).......................        703        34,609
Tenet Healthcare Corp. (a)(b)..      7,142        39,710
Universal Health Services, Inc.
  (Class B) (b)................        715        45,202
VCA Antech, Inc. (a)(b)........      1,257        34,919
WellCare Health Plans, Inc.
  (a)..........................        640        23,136
                                             -----------
                                                 365,215
                                             -----------
HEALTH CARE TECHNOLOGY -- 0.5%
Cerner Corp. (a)(b)............        963        43,508
IMS Health, Inc. ..............      2,714        63,236
                                             -----------
                                                 106,744
                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 2.1%
Bally Technologies, Inc.
  (a)(b).......................        747        25,249
Boyd Gaming Corp. (b)..........        889        11,166
Brinker International, Inc.
  (b)..........................      1,512        28,577
Burger King Holdings, Inc.
  (b)..........................      1,373        36,783
Chipotle Mexican Grill, Inc.
  (a)..........................        491        40,566
Choice Hotels International,
  Inc. (b).....................        529        14,018
Darden Restaurants, Inc. (b)...      1,922        61,389
International Speedway Corp.
  (Class A)....................        514        20,061
Orient-Express Hotels, Ltd.
  (Class A) (b)................        598        25,977
Penn National Gaming, Inc.
  (a)(b).......................      1,122        36,072
Scientific Games Corp. (Class
  A) (a)(b)....................      1,063        31,486
Wendy's International, Inc. ...      1,314        35,767
WMS Industries, Inc. (a)(b)....        680        20,244
Wyndham Worldwide Corp. (b)....      2,697        48,303
                                             -----------
                                                 435,658
                                             -----------
HOUSEHOLD DURABLES -- 2.5%
Centex Corp. (b)...............      1,836        24,547
D.R. Horton, Inc. (b)..........      4,126        44,767
Harman International
  Industries, Inc. (b).........        869        35,968
KB HOME(b).....................        996        16,862
Leggett & Platt, Inc. (b)......      2,516        42,193
Lennar Corp. (Class A) (b).....      2,074        25,593
Mohawk Industries, Inc.
  (a)(b).......................        825        52,883
NVR, Inc. (a)..................         72        36,006
Pulte Homes, Inc. (b)..........      3,181        30,633
Snap-on, Inc. (b)..............        877        45,613
The Black & Decker Corp. (b)...        920        52,909
The Stanley Works..............      1,182        52,989
Toll Brothers, Inc. (a)(b).....      1,932        36,186
Tupperware Brands Corp. (b)....        916        31,346
                                             -----------
                                                 528,495
                                             -----------
HOUSEHOLD PRODUCTS -- 0.3%
Church & Dwight Co., Inc. (b)..        992        55,899
                                             -----------
INDUSTRIAL CONGLOMERATES -- 0.7%
Carlisle Cos., Inc. (b)........        937        27,173
Teleflex, Inc. (b).............        589        32,743
Walter Industries, Inc. (b)....        786        85,493
                                             -----------
                                                 145,409
                                             -----------
INSURANCE -- 4.9%
Alleghany Corp. (a)(b).........         89        29,552
Allied World Assurance
  Holdings, Ltd. ..............        730        28,923
American Financial Group,
  Inc. ........................      1,132        30,281
American National Insurance Co.
  (b)..........................        238        23,329
Arch Capital Group, Ltd. (a)...        793        52,592
Arthur J. Gallagher & Co. (b)..      1,412        34,029
Aspen Insurance Holdings,
  Ltd. ........................      1,119        26,487
Brown & Brown, Inc. (b)........      1,711        29,754
Conseco, Inc. (a)..............      2,849        28,262
Endurance Specialty Holdings,
  Ltd. (b).....................        802        24,694
Erie Indemnity Co. (Class A)
  (b)..........................        477        22,014
Fidelity National Financial,
  Inc. (b).....................      3,257        41,038
First American Corp. (b).......      1,224        32,314
HCC Insurance Holdings, Inc.
  (b)..........................      1,735        36,678
Markel Corp. (a)...............        150        55,050
Mercury General Corp. (b)......        406        18,968
Odyssey Re Holdings Corp. (b)..        402        14,271
Old Republic International
  Corp. (b)....................      3,491        41,333
OneBeacon Insurance Group, Ltd.
  (b)..........................        361         6,343
PartnerRe, Ltd. (b)............        812        56,134
Philadelphia Consolidated
  Holding Co. (a)..............        904        30,709


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Protective Life Corp. (b)......      1,051   $    39,990
Reinsurance Group America, Inc.
  (b)..........................        439        19,105
RenaissanceRe Holdings, Ltd.
  (b)..........................        964        43,062
SAFECO Corp. ..................      1,349        90,599
StanCorp Financial Group, Inc.
  (b)..........................        748        35,126
The Hanover Insurance Group,
  Inc. (b).....................        769        32,682
Transatlantic Holdings, Inc.
  (b)..........................        399        22,531
Unitrin, Inc. .................        710        19,575
Wesco Financial Corp. (b)......         20         7,640
White Mountains Insurance
  Group, Ltd. (b)..............        117        50,193
                                             -----------
                                               1,023,258
                                             -----------
INTERNET & CATALOG RETAIL -- 0.3%
priceline.com, Inc. (a)(b).....        525        60,616
                                             -----------
INTERNET SOFTWARE & SERVICES -- 0.3%
Equinix, Inc. (a)(b)...........        474        42,290
Valueclick, Inc. (a)(b)........      1,417        21,468
                                             -----------
                                                  63,758
                                             -----------
IT SERVICES -- 2.4%
Affiliated Computer Services,
  Inc. (a).....................      1,370        73,281
Alliance Data Systems Corp.
  (a)(b).......................      1,188        67,181
Broadridge Financial Solutions,
  Inc. (b).....................      2,085        43,889
DST Systems, Inc. (a)(b).......        649        35,728
Genpact, Ltd. (a)(b)...........        826        12,324
Global Payments, Inc. .........      1,192        55,547
Hewitt Associates, Inc. (Class
  A) (a).......................      1,328        50,902
Metavante Technologies, Inc.
  (a)..........................      1,330        30,085
SAIC, Inc. (a)(b)..............      2,758        57,394
Total System Services, Inc.
  (b)..........................      2,972        66,038
                                             -----------
                                                 492,369
                                             -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Hasbro, Inc. (b)...............      1,880        67,154
                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.5%
Bio-Rad Laboratories, Inc.
  (Class A) (a)................        290        23,458
Charles River Laboratories
  International, Inc. (a)(b)...      1,025        65,518
Covance, Inc. (a)(b)...........        963        82,837
Illumina, Inc. (a)(b)..........        848        73,869
Invitrogen Corp. (a)(b)........      1,338        52,530
Millipore Corp. (a)(b).........        824        55,917
PerkinElmer, Inc. .............      1,788        49,796
Pharmaceutical Product
  Development, Inc. ...........      1,591        68,254
Techne Corp. (a)(b)............        595        46,047
                                             -----------
                                                 518,226
                                             -----------
MACHINERY -- 3.4%
Bucyrus International, Inc.
  (Class A) (b)................      1,129        82,440
Crane Co. (b)..................        788        30,362
Donaldson Co., Inc. (b)........      1,027        45,845
Graco, Inc. (b)................        915        34,834
Harsco Corp. ..................      1,269        69,046
IDEX Corp. (b).................      1,215        44,761
Kennametal, Inc. ..............      1,168        38,018
Lincoln Electric Holdings, Inc.
  (b)..........................        612        48,164
Oshkosh Truck Corp. (b)........      1,121        23,193
Pall Corp. ....................      1,846        73,249
Pentair, Inc. (b)..............      1,506        52,740
The Manitowoc Co., Inc. (b)....      1,952        63,499
The Timken Co. (b).............      1,144        37,683
Trinity Industries, Inc. (b)...      1,227        42,565
Valmont Industries, Inc. (b)...        281        29,306
                                             -----------
                                                 715,705
                                             -----------
MARINE -- 0.2%
Kirby Corp. (a)(b).............        810        38,880
                                             -----------
MEDIA -- 2.0%
DreamWorks Animation SKG, Inc.
  (Class A) (a)(b).............        896        26,710
Hearst-Argyle Television, Inc.
  (b)..........................        379         7,277
Interactive Data Corp. ........        527        13,243
John Wiley & Sons, Inc. (Class
  A)...........................        764        34,403
Lamar Advertising Co. (a)(b)...      1,002        36,102
Marvel Entertainment, Inc.
  (a)(b).......................        784        25,198
Meredith Corp. (b).............        581        16,436
Morningstar, Inc. (a)(b).......        262        18,872
Regal Entertainment Group(b)...      1,182        18,061
Sirius Satellite Radio, Inc.
  (a)(b).......................     20,505        39,370
The Interpublic Group of Cos.,
  Inc. (a)(b)..................      7,078        60,871
The New York Times Co. (Class
  A) (b).......................      1,725        26,548
Virgin Media, Inc. (b).........      4,414        60,074
XM Satellite Radio Holdings,
  Inc. (Class A) (a)(b)........      4,782        37,491
                                             -----------
                                                 420,656
                                             -----------
METALS & MINING -- 2.5%
AK Steel Holding Corp. ........      1,678       115,782
Carpenter Technology Corp.
  (b)..........................        713        31,123
Century Aluminum Co. (a)(b)....        431        28,657
Cleveland-Cliffs, Inc. (b).....      1,365       162,694
Coeur d' Alene Mines Corp.
  (a)(b).......................      8,317        24,119
Commercial Metals Co. (b)......      1,708        64,392
Reliance Steel & Aluminum Co.
  (b)..........................        959        73,929
Titanium Metals Corp. (b)......      1,464        20,482
                                             -----------
                                                 521,178
                                             -----------
MULTI-UTILITIES -- 3.6%
Alliant Energy Corp. (b).......      1,666        57,077
CenterPoint Energy, Inc. ......      4,368        70,106
CMS Energy Corp. (b)...........      3,385        50,437
Energy East Corp. .............      2,386        58,982
Integrys Energy Group, Inc.
  (b)..........................      1,154        58,658
MDU Resources Group, Inc. .....      2,540        88,544
NiSource, Inc. (b).............      4,136        74,117
NSTAR(b).......................      1,596        53,977
OGE Energy Corp. (b)...........      1,383        43,855
Puget Energy, Inc. (b).........      1,769        42,438
SCANA Corp. (b)................      1,590        58,830
TECO Energy, Inc. (b)..........      2,977        63,976
Vectren Corp. (b)..............      1,147        35,798
                                             -----------
                                                 756,795
                                             -----------
MULTILINE RETAIL -- 0.5%
Dollar Tree Stores, Inc. (a)...      1,345        43,968
Family Dollar Stores, Inc.
  (b)..........................      2,001        39,900
Saks, Inc. (a)(b)..............      1,929        21,180
                                             -----------
                                                 105,048
                                             -----------
OFFICE ELECTRONICS -- 0.2%
Zebra Technologies Corp. (Class
  A) (a).......................        970        31,661
                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 8.1%
Alpha Natural Resources, Inc.
  (a)..........................      1,060       110,548
Bill Barrett Corp. (a).........        492        29,230


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Boardwalk Pipeline Partners LP
  (b)..........................        712   $    16,725
Buckeye Partners LP (b)........        729        31,179
Cabot Oil & Gas Corp. (b)......      1,462        99,021
Cheniere Energy Partners LP
  (b)..........................        201         1,827
Cimarex Energy Co. ............      1,243        86,600
Continental Resources, Inc.
  (a)(b).......................        463        32,095
CVR Energy, Inc. (a)...........        824        15,862
Enbridge Energy Partners LP....        932        46,889
Enterprise GP Holdings LP......        554        16,664
Forest Oil Corp. (a)(b)........      1,200        89,400
Foundation Coal Holdings, Inc.
  (b)..........................        686        60,766
Frontier Oil Corp. (b).........      1,586        37,921
Holly Corp. (b)................        623        23,001
Kinder Morgan Management LLC
  (a)..........................        984        52,988
Linn Energy LLC................      1,717        42,668
Magellan Midstream Partners
  LP...........................      1,002        35,661
Mariner Energy, Inc. (a)(b)....      1,212        44,808
Massey Energy Co. .............      1,214       113,813
Natural Resource Partners LP...        482        19,858
NuStar Energy LP...............        635        30,093
ONEOK Partners LP..............        760        42,484
Overseas Shipholding Group,
  Inc. (b).....................        368        29,263
Petrohawk Energy Corp. (a)(b)..      3,288       152,267
Quicksilver Resources, Inc.
  (a)(b).......................      1,666        64,374
SandRidge Energy, Inc. (a)(b)..      1,239        80,015
Ship Finance International,
  Ltd. (b).....................        600        17,718
St. Mary Land & Exploration Co.
  (b)..........................        920        59,469
Teekay Corp. (b)...............        656        29,638
TEPPCO Partners LP (b).........      1,153        38,268
Tesoro Corp. (b)...............      2,063        40,786
W&T Offshore, Inc. (b).........        410        23,989
Whiting Petroleum Corp.
  (a)(b).......................        641        67,997
                                             -----------
                                               1,683,885
                                             -----------
PAPER & FOREST PRODUCTS -- 0.5%
Domtar Corp. (a)(b)............      7,403        40,346
MeadWestvaco Corp. (b).........      2,458        58,599
                                             -----------
                                                  98,945
                                             -----------
PERSONAL PRODUCTS -- 0.4%
Alberto-Culver Co. (b).........      1,367        35,911
Bare Escentuals, Inc. (a)(b)...      1,004        18,805
Herbalife, Ltd. (b)............        960        37,200
                                             -----------
                                                  91,916
                                             -----------
PHARMACEUTICALS -- 1.3%
Endo Pharmaceuticals Holdings,
  Inc. (a).....................      1,619        39,164
King Pharmaceuticals, Inc.
  (a)(b).......................      3,650        38,215
Mylan, Inc. (a)(b).............      4,566        55,112
Perrigo Co. (b)................      1,180        37,489
Sepracor, Inc. (a)(b)..........      1,608        32,031
Warner Chilcott, Ltd. (a)(b)...      1,287        21,815
Watson Pharmaceuticals, Inc.
  (a)..........................      1,544        41,950
                                             -----------
                                                 265,776
                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- 5.8%
Alexandria Real Estate
  Equities, Inc. (b)...........        478        46,528
AMB Property Corp. (b).........      1,470        74,059
Apartment Investment &
  Management Co. (Class A)
  (b)..........................      1,342        45,708
BRE Properties, Inc. (Class A)
  (b)..........................        772        33,412
Camden Property Trust(b).......        801        35,452
CapitalSource, Inc. (b)........      3,244        35,944
Developers Diversified Realty
  Corp. (b)....................      1,804        62,617
Digital Realty Trust, Inc.
  (b)..........................        911        37,269
Douglas Emmett, Inc. (b).......      1,628        35,767
Duke Realty Corp. (b)..........      2,199        49,368
Essex Property Trust, Inc.
  (b)..........................        380        40,470
Federal Realty Investment Trust
  (b)..........................        887        61,203
Health Care REIT, Inc. (b).....      1,354        60,253
Hospitality Properties Trust
  (b)..........................      1,417        34,660
iStar Financial, Inc. (b)......      2,022        26,711
Liberty Property Trust.........      1,383        45,846
Mack-Cali Realty Corp. ........      1,007        34,409
Nationwide Health Properties,
  Inc. (b).....................      1,438        45,283
Rayonier, Inc. (b).............      1,169        49,636
Realty Income Corp. (b)........      1,525        34,709
Regency Centers Corp. (b)......      1,045        61,780
SL Green Realty Corp. (b)......        872        72,132
Taubman Centers, Inc. (b)......        794        38,628
The Macerich Co. (b)...........      1,127        70,020
UDR, Inc. (b)..................      1,923        43,037
Weingarten Realty Investors
  (b)..........................      1,191        36,111
                                             -----------
                                               1,211,012
                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.8%
CB Richard Ellis Group, Inc.
  (Class A) (a)(b).............      2,691        51,667
Forest City Enterprises, Inc.
  (Class A) (b)................      1,038        33,444
Jones Lang LaSalle, Inc. (b)...        479        28,831
The St. Joe Co. (b)............      1,377        47,259
                                             -----------
                                                 161,201
                                             -----------
ROAD & RAIL -- 1.3%
Con-way, Inc. .................        681        32,184
Hertz Global Holdings, Inc.
  (a)(b).......................      2,012        19,315
J.B. Hunt Transport Services,
  Inc. (b).....................      1,644        54,712
Kansas City Southern (a)(b)....      1,159        50,985
Landstar Systems, Inc. ........        787        43,458
Ryder Systems, Inc. (b)........        862        59,375
                                             -----------
                                                 260,029
                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%
Advanced Micro Devices, Inc.
  (a)(b).......................      8,375        48,826
Amkor Technology, Inc. (a)(b)..      1,588        16,531
Cree, Inc. (a)(b)..............      1,231        28,079
Cypress Semiconductor Corp.
  (a)(b).......................      2,253        55,762
Intersil Corp. (Class A) (b)...      1,850        44,992
Lam Research Corp. (a)(b)......      1,885        68,143
LSI Logic Corp. (a)(b).........      9,542        58,588
National Semiconductor Corp. ..      3,632        74,601
Novellus Systems, Inc. (a)(b)..      1,485        31,467
Varian Semiconductor Equipment
  Associates, Inc. (a)(b)......      1,135        39,521
                                             -----------
                                                 466,510
                                             -----------
SOFTWARE -- 2.2%
Ansys, Inc. (a)(b).............      1,171        55,177
Cadence Design Systems, Inc.
  (a)(b).......................      3,852        38,905
Compuware Corp. (a)(b).........      4,096        39,076
Factset Research Systems, Inc.
  (b)..........................        675        38,043
Jack Henry & Associates, Inc.
  (b)..........................      1,240        26,834
MICROS Systems, Inc. (a)(b)....      1,242        37,869
Novell, Inc. (a)(b)............      5,275        31,070
Nuance Communications, Inc.
  (a)..........................      2,618        41,024
Red Hat, Inc. (a)(b)...........      2,853        59,028


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Sybase, Inc. (a)(b)............      1,183   $    34,804
Synopsys, Inc. (a)(b)..........      2,122        50,737
                                             -----------
                                                 452,567
                                             -----------
SPECIALTY RETAIL -- 3.1%
Advance Auto Parts, Inc. ......      1,419        55,100
Aeropostale, Inc. (a)(b).......      1,011        31,675
American Eagle Outfitters,
  Inc. ........................      2,632        35,874
AutoNation, Inc. (a)(b)........      1,682        16,854
CarMax, Inc. (a)(b)............      2,955        41,931
Dick's Sporting Goods, Inc.
  (a)(b).......................      1,278        22,672
Guess ?, Inc. (b)..............        905        33,892
J. Crew Group, Inc. (a)(b).....        768        25,352
O'Reilly Automotive, Inc.
  (a)(b).......................      1,738        38,844
Office Depot, Inc. (a).........      4,119        45,062
PetSmart, Inc. (b).............      1,902        37,945
RadioShack Corp. (b)...........      1,979        24,282
Ross Stores, Inc. (b)..........      1,996        70,898
Tiffany & Co. (b)..............      1,918        78,158
Urban Outfitters, Inc. (a)(b)..      1,796        56,017
Williams-Sonoma, Inc. (b)......      1,314        26,070
                                             -----------
                                                 640,626
                                             -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
CROCS, Inc. (a)(b).............      1,213         9,716
Fossil, Inc. (a)(b)............        742        21,570
Hanesbrands, Inc. (a)(b).......      1,450        39,353
Phillips-Van Heusen Corp. .....        766        28,051
Under Armour, Inc. (Class A)
  (a)(b).......................        506        12,974
                                             -----------
                                                 111,664
                                             -----------
THRIFTS & MORTGAGE FINANCE -- 0.4%
Astoria Financial Corp. (b)....      1,340        26,907
Capitol Federal Financial (b)..        330        12,411
TFS Financial Corp. (b)........      1,545        17,907
Washington Federal, Inc. (b)...      1,290        23,349
                                             -----------
                                                  80,574
                                             -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
MSC Industrial Direct Co., Inc.
  (Class A) (b)................        655        28,892
                                             -----------
WATER UTILITIES -- 0.2%
American Water Works Co., Inc.
  (a)..........................        864        19,164
Aqua America, Inc. (b).........      1,992        31,812
                                             -----------
                                                  50,976
                                             -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
Clearwire Corp. (Class A)
  (a)(b).......................      1,055        13,673
Leap Wireless International,
  Inc. (a)(b)..................        752        32,464
SBA Communications Corp. (a)...      1,535        55,275
                                             -----------
                                                 101,412
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $21,815,514)...........               20,793,990
                                             -----------
SHORT TERM INVESTMENTS -- 28.7%
MONEY MARKET FUNDS -- 28.7%
State Street Navigator
  Securities Lending Prime
  Portfolio (d)(e).............  5,859,846     5,859,846
STIC Prime Portfolio...........    112,706       112,706
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $5,972,552)............                5,972,552
                                             -----------
TOTAL INVESTMENTS -- 128.6%
  (Cost $27,788,066)...........               26,766,542
OTHER ASSETS AND
  LIABILITIES -- (28.6)%.......               (5,946,796)
                                             -----------
NET ASSETS -- 100.0%...........              $20,819,746
                                             ===========




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2008.
(c)    Amount shown represents less than 0.05% of net assets.
(d)    Investments of cash collateral for securities loaned.
(e)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP GROWTH ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.8%
AEROSPACE & DEFENSE -- 0.9%
Alliant Techsystems, Inc.
  (a)(b)......................       1,698   $    172,653
BE Aerospace, Inc. (a)(b).....       4,779        111,303
Spirit Aerosystems Holdings,
  Inc. (a)....................       5,297        101,596
                                             ------------
                                                  385,552
                                             ------------
AIRLINES -- 0.7%
AMR Corp. (a)(b)..............      12,861         65,848
Continental Airlines, Inc.
  (Class B) (a)(b)............       5,635         56,970
Delta Air Lines, Inc. (a).....      15,169         86,463
Northwest Airlines Corp. (a)..      12,134         80,813
UAL Corp. (b).................       6,489         33,873
                                             ------------
                                                  323,967
                                             ------------
AUTO COMPONENTS -- 0.3%
Gentex Corp. (b)..............       7,435        107,361
                                             ------------
BEVERAGES -- 1.0%
Central European Distribution
  Corp. (a)(b)................       1,703        126,277
Constellation Brands, Inc.
  (Class A) (a)(b)............       9,981        198,223
Hansen Natural Corp. (a)(b)...       3,817        110,006
                                             ------------
                                                  434,506
                                             ------------
BIOTECHNOLOGY -- 3.0%
Abraxis Bioscience, Inc.
  (a)(b)......................         301         19,101
Alexion Pharmaceuticals, Inc.
  (a)(b)......................       1,981        143,623
Amylin Pharmaceuticals, Inc.
  (a)(b)......................       7,111        180,548
BioMarin Pharmaceutical, Inc.
  (a)(b)......................       5,108        148,030
Cephalon, Inc. (a)(b).........       3,509        234,015
ImClone Systems, Inc. (a).....       3,190        129,067
Onyx Pharmaceuticals, Inc.
  (a)(b)......................       2,837        100,997
OSI Pharmaceuticals, Inc.
  (a)(b)......................       3,014        124,539
Vertex Pharmaceuticals, Inc.
  (a).........................       7,284        243,796
                                             ------------
                                                1,323,716
                                             ------------
BUILDING PRODUCTS -- 0.2%
USG Corp. (a)(b)..............       3,422        101,189
                                             ------------
CAPITAL MARKETS -- 2.1%
Affiliated Managers Group,
  Inc. (a)(b).................       2,092        188,406
E*TRADE Financial Corp.
  (a)(b)......................      21,680         68,075
Eaton Vance Corp. (b).........       6,000        238,560
Fortress Investment Group LLC
  (Class A) (b)...............       2,050         25,256
GFI Group, Inc. (b)...........       3,348         30,165
GLG Partners, Inc. (b)........      10,301         80,348
SEI Investments Co. ..........       7,192        169,156
The Blackstone Group LP (b)...       7,564        137,740
                                             ------------
                                                  937,706
                                             ------------
CHEMICALS -- 3.1%
Airgas, Inc. (b)..............       3,663        213,883
Albemarle Corp. (b)...........       4,706        187,817
FMC Corp. (b).................       3,890        301,242
Huntsman Corp. (b)............       4,978         56,749
Intrepid Potash, Inc. (a)(b)..       1,549        101,893
Nalco Holding Co. (b).........       7,269        153,739
Rockwood Holdings, Inc. (a)...       2,341         81,467
Terra Industries, Inc. (b)....       4,741        233,968
The Scotts Miracle-Gro Co.
  (Class A)...................       2,251         39,550
                                             ------------
                                                1,370,308
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 6.5%
Allied Waste Industries, Inc.
  (a)(b)......................      19,888        250,987
ChoicePoint, Inc. (a)(b)......       3,523        169,809
Cintas Corp. .................       6,826        180,957
Copart, Inc. (a)(b)...........       3,435        147,087
Corrections Corp. of America
  (a).........................       6,483        178,088
Covanta Holding Corp. (a)(b)..       6,287        167,800
Dun & Bradstreet Corp. .......       2,938        257,486
EnergySolutions, Inc. (b).....       1,728         38,621
Equifax, Inc. (b).............       6,678        224,514
FTI Consulting, Inc. (a)(b)...       2,581        176,695
Manpower, Inc. ...............       4,135        240,823
Monster Worldwide, Inc.
  (a)(b)......................       6,456        133,058
Robert Half International,
  Inc. (b)....................       8,178        196,027
Steelcase, Inc. (Class A)
  (b).........................       3,311         33,209
Stericycle, Inc. (a)(b).......       4,473        231,254
The Brink's Co. ..............       2,134        139,606
Waste Connections, Inc. (a)...       3,413        108,977
                                             ------------
                                                2,874,998
                                             ------------
COMMUNICATIONS EQUIPMENT -- 1.7%
Brocade Communications
  Systems, Inc. (a)(b)........      19,569        161,248
CIENA Corp. (a)(b)............       4,519        104,705
EchoStar Corp. (Class A)
  (a)(b)......................       2,169         67,716
Foundry Networks, Inc. (a)....       6,657         78,686
JDS Uniphase Corp. (a)(b).....      11,822        134,298
Polycom, Inc. (a)(b)..........       4,497        109,547
Tellabs, Inc. (a)(b)..........      18,692         86,918
                                             ------------
                                                  743,118
                                             ------------
COMPUTERS & PERIPHERALS -- 1.6%
Lexmark International, Inc.
  (a)(b)......................       4,909        164,108
NCR Corp. (a)(b)..............       8,626        217,375
QLogic Corp. (a)(b)...........       7,106        103,677
Teradata Corp. (a)............       9,361        216,613
                                             ------------
                                                  701,773
                                             ------------
CONSTRUCTION & ENGINEERING -- 2.2%
Aecom Technology Corp.
  (a)(b)......................       3,793        123,386
KBR, Inc. ....................       8,806        307,418
Quanta Services, Inc. (a)(b)..       8,916        296,635
The Shaw Group, Inc. (a)(b)...       4,044        249,879
                                             ------------
                                                  977,318
                                             ------------
CONSTRUCTION MATERIALS -- 0.5%
Martin Marietta Materials,
  Inc. (b)....................       2,125        220,129
                                             ------------
CONTAINERS & PACKAGING -- 1.7%
Ball Corp. ...................       5,061        241,612
Crown Holdings, Inc. (a)......       8,230        213,898
Pactiv Corp. (a)(b)...........       6,768        143,684
Sealed Air Corp. (b)..........       8,299        157,764
                                             ------------
                                                  756,958
                                             ------------
DISTRIBUTORS -- 0.3%
LKQ Corp. (a)(b)..............       6,959        125,749
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 1.5%
DeVry, Inc. (b)...............       3,215        172,388
ITT Educational Services, Inc.
  (a)(b)......................       1,998        165,095
Sotheby's (b).................       3,454         91,082


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Strayer Education, Inc. (b)...         731   $    152,830
Weight Watchers International,
  Inc. (b)....................       1,908         67,944
                                             ------------
                                                  649,339
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
The Nasdaq OMX Group, Inc.
  (a)(b)......................       8,126        215,745
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
Level 3 Communications, Inc.
  (a)(b)......................      80,321        236,947
tw telecom, Inc. (a)(b).......       7,460        119,584
                                             ------------
                                                  356,531
                                             ------------
ELECTRIC UTILITIES -- 0.7%
ITC Holdings Corp. (b)........       2,563        130,995
Sierra Pacific Resources......      12,132        154,198
                                             ------------
                                                  285,193
                                             ------------
ELECTRICAL EQUIPMENT -- 1.7%
AMETEK, Inc. .................       5,501        259,757
General Cable Corp. (a)(b)....       2,745        167,033
Roper Industries, Inc. (b)....       4,639        305,618
                                             ------------
                                                  732,408
                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.9%
Avnet, Inc. (a)...............       7,697        209,974
Dolby Laboratories, Inc. (a)..       2,347         94,584
FLIR Systems, Inc. (a)(b).....       7,121        288,899
Ingram Micro, Inc. (Class A)
  (a)(b)......................       7,486        132,877
Itron, Inc. (a)(b)............       1,770        174,079
Jabil Circuit, Inc. (b).......       9,510        156,059
Mettler-Toledo International,
  Inc. (a)....................       1,788        169,610
Molex, Inc. (b)...............       6,958        169,845
National Instruments Corp.
  (b).........................       2,912         82,613
Trimble Navigation, Ltd.
  (a)(b)......................       6,231        222,447
                                             ------------
                                                1,700,987
                                             ------------
ENERGY EQUIPMENT & SERVICES -- 5.8%
Atwood Oceanics, Inc. (a)(b)..       1,427        177,433
Dresser-Rand Group, Inc. (a)..       4,398        171,962
Exterran Holdings, Inc.
  (a)(b)......................       3,419        244,424
Global Industries, Ltd.
  (a)(b)......................       4,504         80,757
Helix Energy Solutions Group,
  Inc. (a)(b).................       4,294        178,802
Helmerich & Payne, Inc. ......       4,960        357,219
Hercules Offshore, Inc. (a)...       4,642        176,489
IHS, Inc. (Class A) (a)(b)....       2,334        162,446
Oceaneering International,
  Inc. (a)....................       2,860        220,363
Patterson-UTI Energy, Inc.
  (b).........................       8,039        289,726
Rowan Cos., Inc. (b)..........       5,843        273,160
Superior Energy Services, Inc.
  (a)(b)......................       4,183        230,651
                                             ------------
                                                2,563,432
                                             ------------
FOOD & STAPLES RETAILING -- 0.1%
Rite Aid Corp. (a)(b).........      29,447         46,821
                                             ------------
FOOD PRODUCTS -- 0.6%
Dean Foods Co. (a)(b).........       7,802        153,075
Flowers Foods, Inc. (b).......       4,379        124,101
                                             ------------
                                                  277,176
                                             ------------
GAS UTILITIES -- 1.2%
Energen Corp. ................       3,380        263,742
ONEOK, Inc. ..................       5,034        245,810
                                             ------------
                                                  509,552
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
Beckman Coulter, Inc. (b).....       3,248        219,337
Edwards Lifesciences Corp.
  (a)(b)......................       2,840        176,193
Gen-Probe, Inc. (a)...........       2,793        132,612
IDEXX Laboratories, Inc.
  (a)(b)......................       3,113        151,728
Immucor, Inc. (a)(b)..........       3,601         93,194
Inverness Medical Innovations,
  Inc. (a)....................       4,001        132,713
Kinetic Concepts, Inc. (a)....       2,777        110,830
ResMed, Inc. (a)(b)...........       4,013        143,425
                                             ------------
                                                1,160,032
                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.5%
Brookdale Senior Living, Inc.
  (b).........................       2,144         43,652
Community Health Systems, Inc.
  (a)(b)......................       4,969        163,878
Lincare Holdings, Inc. (a)....       3,799        107,891
Omnicare, Inc. (b)............       5,627        147,540
Patterson Cos., Inc. (a)(b)...       6,207        182,424
Pediatrix Medical Group, Inc.
  (a)(b)......................       2,423        119,284
Universal Health Services,
  Inc. (Class B) (b)..........       2,452        155,015
VCA Antech, Inc. (a)(b).......       4,281        118,926
WellCare Health Plans, Inc.
  (a)(b)......................       2,165         78,265
                                             ------------
                                                1,116,875
                                             ------------
HEALTH CARE TECHNOLOGY -- 0.8%
Cerner Corp. (a)(b)...........       3,310        149,546
IMS Health, Inc. .............       9,337        217,552
                                             ------------
                                                  367,098
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 3.0%
Bally Technologies, Inc.
  (a)(b)......................       2,569         86,832
Boyd Gaming Corp. (b).........       3,054         38,358
Brinker International, Inc.
  (b).........................       5,212         98,507
Burger King Holdings, Inc.
  (b).........................       4,728        126,663
Chipotle Mexican Grill, Inc.
  (a)(b)......................       1,711        141,363
Choice Hotels International,
  Inc. (b)....................       1,743         46,190
Darden Restaurants, Inc. (b)..       6,613        211,219
Orient-Express Hotels, Ltd.
  (Class A) (b)...............       2,052         89,139
Penn National Gaming, Inc.
  (a).........................       3,857        124,003
Scientific Games Corp. (Class
  A) (a)(b)...................       3,560        105,447
WMS Industries, Inc. (a)(b)...       2,337         69,572
Wyndham Worldwide Corp. (b)...       9,260        165,847
                                             ------------
                                                1,303,140
                                             ------------
HOUSEHOLD DURABLES -- 1.0%
Harman International
  Industries, Inc. (b)........       2,992        123,839
Lennar Corp. (Class A) (b)....       7,131         87,996
Pulte Homes, Inc. (b).........      10,830        104,293
Toll Brothers, Inc. (a)(b)....       6,641        124,386
                                             ------------
                                                  440,514
                                             ------------
HOUSEHOLD PRODUCTS -- 0.4%
Church & Dwight Co., Inc.
  (b).........................       3,446        194,182
                                             ------------
INDUSTRIAL CONGLOMERATES -- 0.7%
Walter Industries, Inc. (b)...       2,699        293,570
                                             ------------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
INSURANCE -- 0.9%
Arch Capital Group, Ltd. (a)..       2,729   $    180,987
Brown & Brown, Inc. (b).......       5,883        102,305
Philadelphia Consolidated
  Holding Co. (a).............       3,109        105,613
                                             ------------
                                                  388,905
                                             ------------
INTERNET & CATALOG RETAIL -- 0.5%
priceline.com, Inc. (a)(b)....       1,808        208,752
                                             ------------
INTERNET SOFTWARE & SERVICES -- 0.5%
Equinix, Inc. (a)(b)..........       1,615        144,090
Valueclick, Inc. (a)..........       4,885         74,008
                                             ------------
                                                  218,098
                                             ------------
IT SERVICES -- 3.9%
Affiliated Computer Services,
  Inc. (a)....................       4,729        252,954
Alliance Data Systems Corp.
  (a)(b)......................       4,079        230,667
Broadridge Financial
  Solutions, Inc. (b).........       7,169        150,907
DST Systems, Inc. (a)(b)......       2,236        123,092
Genpact, Ltd. (a)(b)..........       3,046         45,446
Global Payments, Inc. ........       4,096        190,874
Hewitt Associates, Inc. (Class
  A) (a)......................       4,569        175,130
Metavante Technologies, Inc.
  (a).........................       4,583        103,668
SAIC, Inc. (a)................       9,491        197,508
Total System Services, Inc.
  (b).........................      10,246        227,666
                                             ------------
                                                1,697,912
                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 3.7%
Bio-Rad Laboratories, Inc.
  (Class A) (a)...............         996         80,567
Charles River Laboratories
  International, Inc. (a)(b)..       3,521        225,062
Covance, Inc. (a)(b)..........       3,308        284,554
Illumina, Inc. (a)(b).........       2,919        254,274
Invitrogen Corp. (a)(b).......       4,605        180,792
Millipore Corp. (a)(b)........       2,810        190,687
Pharmaceutical Product
  Development, Inc. (b).......       5,465        234,449
Techne Corp. (a)(b)...........       2,044        158,185
                                             ------------
                                                1,608,570
                                             ------------
MACHINERY -- 3.1%
Bucyrus International, Inc.
  (Class A)...................       3,885        283,683
Donaldson Co., Inc. (b).......       3,533        157,713
Graco, Inc. (b)...............       3,151        119,959
Harsco Corp. .................       4,361        237,282
Oshkosh Truck Corp. (b).......       3,852         79,698
Pall Corp. ...................       6,339        251,531
The Manitowoc Co., Inc. (b)...       6,687        217,528
                                             ------------
                                                1,347,394
                                             ------------
MARINE -- 0.3%
Kirby Corp. (a)(b)............       2,787        133,776
                                             ------------
MEDIA -- 2.5%
Interactive Data Corp. .......       1,848         46,440
John Wiley & Sons, Inc. (Class
  A)..........................       2,584        116,358
Lamar Advertising Co. (a)(b)..       3,431        123,619
Marvel Entertainment, Inc.
  (a)(b)......................       2,694         86,585
Morningstar, Inc. (a)(b)......         906         65,259
Sirius Satellite Radio, Inc.
  (a)(b)......................      70,550        135,456
The Interpublic Group of Cos.,
  Inc. (a)(b).................      24,142        207,621
Virgin Media, Inc. (b)........      15,159        206,314
XM Satellite Radio Holdings,
  Inc. (Class A) (a)(b).......      16,288        127,698
                                             ------------
                                                1,115,350
                                             ------------
METALS & MINING -- 3.1%
AK Steel Holding Corp. .......       5,785        399,165
Cleveland-Cliffs, Inc. (b)....       4,695        559,597
Coeur d' Alene Mines Corp.
  (a)(b)......................      28,590         82,911
Reliance Steel & Aluminum Co.
  (b).........................       3,324        256,247
Titanium Metals Corp. (b).....       5,049         70,636
                                             ------------
                                                1,368,556
                                             ------------
MULTILINE RETAIL -- 0.7%
Dollar Tree Stores, Inc. (a)..       4,631        151,388
Family Dollar Stores, Inc.
  (b).........................       6,878        137,147
                                             ------------
                                                  288,535
                                             ------------
OFFICE ELECTRONICS -- 0.3%
Zebra Technologies Corp.
  (Class A) (a)...............       3,342        109,083
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 9.0%
Alpha Natural Resources, Inc.
  (a).........................       3,648        380,450
Bill Barrett Corp. (a)(b).....       1,697        100,819
Cabot Oil & Gas Corp. ........       5,046        341,765
Cheniere Energy Partners LP
  (b).........................         701          6,372
Cimarex Energy Co. (b)........       4,288        298,745
Continental Resources, Inc.
  (a)(b)......................       1,595        110,565
CVR Energy, Inc. (a)(b).......       2,835         54,574
Enterprise GP Holdings LP.....       1,904         57,272
Foundation Coal Holdings, Inc.
  (b).........................       2,357        208,783
Frontier Oil Corp. (b)........       5,324        127,297
Holly Corp. (b)...............       2,149         79,341
Kinder Morgan Management LLC
  (a).........................       3,432        184,813
Mariner Energy, Inc. (a)(b)...       4,167        154,054
Massey Energy Co. (b).........       4,172        391,125
Petrohawk Energy Corp.
  (a)(b)......................      11,312        523,859
Quicksilver Resources, Inc.
  (a)(b)......................       5,750        222,180
SandRidge Energy, Inc. (a)....       4,281        276,467
St. Mary Land & Exploration
  Co. (b).....................       3,167        204,715
Tesoro Corp. (b)..............       7,093        140,229
W&T Offshore, Inc. (b)........       1,409         82,441
                                             ------------
                                                3,945,866
                                             ------------
PAPER & FOREST PRODUCTS -- 0.3%
Domtar Corp. (a)(b)...........      25,254        137,634
                                             ------------
PERSONAL PRODUCTS -- 0.4%
Bare Escentuals, Inc. (a)(b)..       3,465         64,899
Herbalife, Ltd. (b)...........       3,308        128,185
                                             ------------
                                                  193,084
                                             ------------
PHARMACEUTICALS -- 1.8%
Endo Pharmaceuticals Holdings,
  Inc. (a)(b).................       5,575        134,859
King Pharmaceuticals, Inc.
  (a)(b)......................      12,766        133,660
Mylan, Inc. (a)(b)............      15,697        189,463
Perrigo Co. (b)...............       4,056        128,859
Sepracor, Inc. (a)(b).........       5,539        110,337
Warner Chilcott, Ltd. (a)(b)..       4,362         73,936
                                             ------------
                                                  771,114
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.4%
CapitalSource, Inc. (b).......      11,131        123,331
Digital Realty Trust, Inc.
  (b).........................       3,136        128,294


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
SL Green Realty Corp. (b).....       3,022   $    249,980
Taubman Centers, Inc. (b).....       2,731        132,863
                                             ------------
                                                  634,468
                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.0%
CB Richard Ellis Group, Inc.
  (Class A) (a)(b)............       9,261        177,811
Jones Lang LaSalle, Inc. (b)..       1,647         99,133
The St. Joe Co. (b)...........       4,761        163,398
                                             ------------
                                                  440,342
                                             ------------
ROAD & RAIL -- 0.9%
Hertz Global Holdings, Inc.
  (a)(b)......................       6,917         66,403
J.B. Hunt Transport Services,
  Inc. (b)....................       5,657        188,265
Landstar Systems, Inc. (b)....       2,710        149,646
                                             ------------
                                                  404,314
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
Advanced Micro Devices, Inc.
  (a)(b)......................      28,556        166,481
Amkor Technology, Inc.
  (a)(b)......................       5,460         56,839
Cree, Inc. (a)(b).............       4,196         95,711
Cypress Semiconductor Corp.
  (a)(b)......................       7,752        191,862
Intersil Corp. (Class A) (b)..       6,369        154,894
Lam Research Corp. (a)(b).....       6,485        234,433
LSI Logic Corp. (a)(b)........      32,829        201,570
National Semiconductor
  Corp. ......................      12,583        258,455
Novellus Systems, Inc.
  (a)(b)......................       5,118        108,450
Varian Semiconductor Equipment
  Associates, Inc. (a)(b).....       3,814        132,803
                                             ------------
                                                1,601,498
                                             ------------
SOFTWARE -- 2.0%
Ansys, Inc. (a)(b)............       4,066        191,590
Factset Research Systems, Inc.
  (b).........................       2,320        130,755
Jack Henry & Associates, Inc.
  (b).........................       4,156         89,936
MICROS Systems, Inc. (a)(b)...       4,271        130,223
Nuance Communications, Inc.
  (a)(b)......................       8,999        141,014
Red Hat, Inc. (a)(b)..........       9,817        203,114
                                             ------------
                                                  886,632
                                             ------------
SPECIALTY RETAIL -- 4.8%
Advance Auto Parts, Inc. .....       4,906        190,500
Aeropostale, Inc. (a)(b)......       3,475        108,872
American Eagle Outfitters,
  Inc. (b)....................       9,061        123,501
AutoNation, Inc. (a)(b).......       5,802         58,136
CarMax, Inc. (a)(b)...........      10,172        144,341
Dick's Sporting Goods, Inc.
  (a)(b)......................       4,326         76,743
Guess ?, Inc. (b).............       3,116        116,694
J. Crew Group, Inc. (a)(b)....       2,649         87,443
O'Reilly Automotive, Inc.
  (a)(b)......................       5,973        133,497
Office Depot, Inc. (a)(b).....      14,160        154,910
PetSmart, Inc. (b)............       6,549        130,653
Ross Stores, Inc. (b).........       6,915        245,621
Tiffany & Co. (b).............       6,589        268,502
Urban Outfitters, Inc.
  (a)(b)......................       6,163        192,224
Williams-Sonoma, Inc. (b).....       4,410         87,494
                                             ------------
                                                2,119,131
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
CROCS, Inc. (a)(b)............       4,278         34,267
Fossil, Inc. (a)(b)...........       2,552         74,187
Under Armour, Inc. (Class A)
  (a)(b)......................       1,740         44,613
                                             ------------
                                                  153,067
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
TFS Financial Corp. (b).......       5,201         60,280
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
MSC Industrial Direct Co.,
  Inc. (Class A) (b)..........       2,255         99,468
                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
Clearwire Corp. (Class A)
  (a)(b)......................       3,769         48,846
Leap Wireless International,
  Inc. (a)(b).................       2,593        111,940
SBA Communications Corp.
  (a)(b)......................       5,240        188,692
                                             ------------
                                                  349,478
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $46,199,307)..........                 43,878,250
                                             ------------
SHORT TERM
  INVESTMENTS -- 28.6%
MONEY MARKET FUNDS -- 28.6%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d)............  12,388,543     12,388,543
STIC Prime Portfolio..........     183,382        183,382
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $12,571,925)..........                 12,571,925
                                             ------------
TOTAL INVESTMENTS -- 128.4%
  (Cost $58,771,232)..........                 56,450,175
OTHER ASSETS AND
  LIABILITIES -- (28.4)%......                (12,472,997)
                                             ------------
NET ASSETS -- 100.0%..........               $ 43,977,178
                                             ============




(a)    Non-income producing security.
(b)    Security, or portion thereof, was on loan at June 30, 2008.
(c)    Investments of cash collateral for securities loaned.
(d)    Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP VALUE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.7%
AEROSPACE & DEFENSE -- 0.6%
DRS Technologies, Inc. ........        773   $    60,851
                                             -----------
AUTO COMPONENTS -- 1.0%
Federal-Mogul Corp. (Class A)
  (a)(b).......................        474         7,646
Lear Corp. (a).................      1,216        17,243
TRW Automotive Holdings Corp.
  (a)(b).......................        997        18,414
WABCO Holdings, Inc. ..........      1,234        57,332
                                             -----------
                                                 100,635
                                             -----------
BEVERAGES -- 0.2%
PepsiAmericas, Inc. (b)........      1,213        23,993
                                             -----------
BUILDING PRODUCTS -- 0.8%
Armstrong World Industries,
  Inc. (b).....................        335         9,789
Lennox International, Inc.
  (b)..........................      1,004        29,076
Owens Corning, Inc. (a)........      1,663        37,833
                                             -----------
                                                  76,698
                                             -----------
CAPITAL MARKETS -- 3.2%
Federated Investors, Inc. .....      1,815        62,472
Investment Technology Group,
  Inc. (a).....................        817        27,337
Janus Capital Group, Inc. (b)..      3,088        81,739
Jefferies Group, Inc. (b)......      2,144        36,062
MF Global, Ltd. (a)(b).........      1,831        11,554
Raymond James Financial, Inc.
  (b)..........................      1,840        48,558
Waddell & Reed Financial, Inc.
  (Class A) (b)................      1,623        56,821
                                             -----------
                                                 324,543
                                             -----------
CHEMICALS -- 3.6%
Ashland, Inc. .................      1,061        51,140
Cytec Industries, Inc. (b).....        894        48,777
Hercules, Inc. (b).............      2,141        36,247
International Flavors &
  Fragrances, Inc. (b).........      1,524        59,527
Lubrizol Corp. (b).............      1,297        60,090
RPM International, Inc. (b)....      2,282        47,009
Terra Nitrogen Co. LP(b).......        138        17,918
Valhi, Inc. (b)................        224         6,104
Valspar Corp. (b)..............      1,748        33,055
                                             -----------
                                                 359,867
                                             -----------
COMMERCIAL BANKS -- 5.2%
Associated Bancorp(b)..........      2,262        43,634
Bank of Hawaii Corp. (b).......        914        43,689
BOK Financial Corp. (b)........        423        22,609
City National Corp. (b)........        745        31,342
Commerce Bancshares, Inc. (b)..      1,103        43,745
Cullen/Frost Bankers, Inc. ....      1,040        51,844
First Horizon National Corp.
  (b)..........................      3,508        26,064
Fulton Financial Corp. (b).....      3,260        32,763
Huntington Bancshares, Inc.
  (b)..........................      6,935        40,015
PNC Financial Services Group,
  Inc. ........................          1            57
Popular, Inc. (b)..............      4,846        31,935
Synovus Financial Corp. (b)....      5,152        44,977
TCF Financial Corp. (b)........      2,256        27,140
The Colonial BancGroup, Inc.
  (b)..........................      3,683        16,279
Valley National Bancorp(b).....      2,389        37,675
Wilmington Trust Corp. (b).....      1,265        33,447
                                             -----------
                                                 527,215
                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
Watson Wyatt Worldwide, Inc.
  (Class A) (b)................        797        42,153
                                             -----------
COMMUNICATIONS EQUIPMENT -- 0.7%
CommScope, Inc. (a)(b).........      1,315        69,392
                                             -----------
CONSTRUCTION & ENGINEERING -- 0.7%
URS Corp. (a)(b)...............      1,589        66,690
                                             -----------
CONSUMER FINANCE -- 0.1%
The Student Loan Corp. (b).....         78         7,650
                                             -----------
CONTAINERS & PACKAGING -- 2.5%
Aptargroup, Inc. (b)...........      1,204        50,508
Bemis Co., Inc. (b)............      1,891        42,396
Greif, Inc. (Class A)..........        575        36,817
Packaging Corp. of America.....      1,974        42,461
Smurfit-Stone Container Corp.
  (a)(b).......................      4,773        19,426
Sonoco Products Co. ...........      1,871        57,908
                                             -----------
                                                 249,516
                                             -----------
DIVERSIFIED CONSUMER SERVICES -- 0.7%
Hillenbrand, Inc. .............      1,164        24,910
Service Corp.
  International(b).............      4,912        48,432
                                             -----------
                                                  73,342
                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
CIT Group, Inc. (b)............      5,282        35,971
MSCI, Inc. (Class A) (a).......        884        32,080
                                             -----------
                                                  68,051
                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
CenturyTel, Inc. ..............      1,985        70,646
Citizens Communications Co.
  (b)..........................      6,103        69,208
                                             -----------
                                                 139,854
                                             -----------
ELECTRIC UTILITIES -- 2.7%
DPL, Inc. (b)..................      2,126        56,084
Great Plains Energy, Inc. (b)..      1,616        40,852
Northeast Utilities (b)........      2,945        75,186
Pinnacle West Capital Corp. ...      1,877        57,755
Westar Energy, Inc. (b)........      1,972        42,418
                                             -----------
                                                 272,295
                                             -----------
ELECTRICAL EQUIPMENT -- 1.2%
Hubbell, Inc. (Class B) (b)....        985        39,272
Thomas & Betts Corp. (a)(b)....      1,102        41,710
Woodward Governor Co. (b)......      1,089        38,834
                                             -----------
                                                 119,816
                                             -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.2%
Anixter International, Inc.
  (a)(b).......................        584        34,742
Arrow Electronics, Inc.
  (a)(b).......................      2,342        71,946
AVX Corp. (b)..................        985        11,141
                                             -----------
                                                 117,829
                                             -----------
ENERGY EQUIPMENT & SERVICES -- 1.7%
SEACOR Holdings, Inc. (a)(b)...        413        36,967
Tidewater, Inc. (b)............        990        64,380
Unit Corp. (a).................        878        72,848
                                             -----------
                                                 174,195
                                             -----------
FOOD & STAPLES RETAILING -- 0.4%
BJ'S Wholesale Club, Inc.
  (a)(b).......................      1,124        43,499
                                             -----------
FOOD PRODUCTS -- 3.3%
Corn Products International,
  Inc. ........................      1,393        68,410
Fresh Del Monte Produce, Inc.
  (a)(b).......................        842        19,846


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
McCormick & Co., Inc. (b)......      2,157   $    76,919
Smithfield Foods, Inc. (a)(b)..      2,356        46,837
The J.M. Smucker Co. ..........      1,046        42,510
Tyson Foods, Inc. (Class A)
  (b)..........................      5,199        77,673
                                             -----------
                                                 332,195
                                             -----------
GAS UTILITIES -- 2.8%
AGL Resources, Inc. (b)........      1,438        49,726
Atmos Energy Corp. ............      1,666        45,932
National Fuel Gas Co. (b)......      1,303        77,503
Southern Union Co. ............      1,963        53,040
UGI Corp. .....................      1,975        56,702
                                             -----------
                                                 282,903
                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
Hill-Rom Holdings, Inc. (b)....      1,164        31,405
                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.5%
Tenet Healthcare Corp. (a)(b)..      8,899        49,478
                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 0.7%
International Speedway Corp.
  (Class A)....................        628        24,511
Wendy's International, Inc.
  (b)..........................      1,641        44,668
                                             -----------
                                                  69,179
                                             -----------
HOUSEHOLD DURABLES -- 5.0%
Centex Corp. (b)...............      2,286        30,564
D.R. Horton, Inc. (b)..........      5,168        56,073
KB HOME(b).....................      1,259        21,315
Leggett & Platt, Inc. (b)......      3,154        52,892
Mohawk Industries, Inc.
  (a)(b).......................      1,033        66,215
NVR, Inc. (a)..................         90        45,007
Snap-on, Inc. (b)..............      1,092        56,795
The Black & Decker Corp. (b)...      1,152        66,251
The Stanley Works..............      1,473        66,035
Tupperware Brands Corp. (b)....      1,140        39,011
                                             -----------
                                                 500,158
                                             -----------
INDUSTRIAL CONGLOMERATES -- 0.7%
Carlisle Cos., Inc. (b)........      1,148        33,292
Teleflex, Inc. (b).............        734        40,803
                                             -----------
                                                  74,095
                                             -----------
INSURANCE -- 11.3%
Alleghany Corp. (a)............        112        37,190
Allied World Assurance
  Holdings, Ltd. ..............        909        36,015
American Financial Group,
  Inc. ........................      1,427        38,172
American National Insurance Co.
  (b)..........................        296        29,014
Arthur J. Gallagher & Co. (b)..      1,731        41,717
Aspen Insurance Holdings, Ltd.
  (b)..........................      1,394        32,996
Conseco, Inc. (a)..............      3,474        34,462
Endurance Specialty Holdings,
  Ltd. (b).....................      1,018        31,344
Erie Indemnity Co. (Class A)
  (b)..........................        602        27,782
Fidelity National Financial,
  Inc. (b).....................      4,080        51,408
First American Corp. (b).......      1,539        40,630
HCC Insurance Holdings, Inc.
  (b)..........................      2,161        45,684
Markel Corp. (a)...............        188        68,996
Mercury General Corp. (b)......        495        23,126
Odyssey Re Holdings Corp. .....        482        17,111
Old Republic International
  Corp. (b)....................      4,376        51,812
OneBeacon Insurance Group, Ltd.
  (b)..........................        449         7,889
PartnerRe, Ltd. (b)............      1,021        70,582
Protective Life Corp. .........      1,310        49,845
Reinsurance Group America, Inc.
  (b)..........................        551        23,980
RenaissanceRe Holdings, Ltd.
  (b)..........................      1,214        54,229
SAFECO Corp. ..................      1,689       113,433
StanCorp Financial Group, Inc.
  (b)..........................        922        43,297
The Hanover Insurance Group,
  Inc. ........................        958        40,715
Transatlantic Holdings, Inc.
  (b)..........................        495        27,953
Unitrin, Inc. (b)..............        857        23,627
Wesco Financial Corp. .........         27        10,314
White Mountains Insurance
  Group, Ltd. (b)..............        147        63,063
                                             -----------
                                               1,136,386
                                             -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.8%
Hasbro, Inc. (b)...............      2,365        84,478
                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.6%
PerkinElmer, Inc. .............      2,229        62,078
                                             -----------
MACHINERY -- 4.0%
Crane Co. (b)..................        982        37,836
IDEX Corp. (b).................      1,528        56,292
Kennametal, Inc. ..............      1,455        47,360
Lincoln Electric Holdings, Inc.
  (b)..........................        763        60,048
Pentair, Inc. (b)..............      1,888        66,118
The Timken Co. ................      1,426        46,972
Trinity Industries, Inc. (b)...      1,515        52,555
Valmont Industries, Inc. (b)...        350        36,502
                                             -----------
                                                 403,683
                                             -----------
MEDIA -- 1.2%
DreamWorks Animation SKG, Inc.
  (Class A) (a)................      1,130        33,685
Hearst-Argyle Television, Inc.
  (b)..........................        472         9,062
Meredith Corp. (b).............        699        19,775
Regal Entertainment Group (b)..      1,466        22,401
The New York Times Co. (Class
  A) (b).......................      2,175        33,473
                                             -----------
                                                 118,396
                                             -----------
METALS & MINING -- 1.6%
Carpenter Technology Corp. ....        899        39,241
Century Aluminum Co. (a)(b)....        536        35,639
Commercial Metals Co. (b)......      2,149        81,017
                                             -----------
                                                 155,897
                                             -----------
MULTI-UTILITIES -- 9.4%
Alliant Energy Corp. (b).......      2,087        71,501
CenterPoint Energy, Inc. ......      5,446        87,408
CMS Energy Corp. (b)...........      4,219        62,863
Energy East Corp. .............      2,990        73,913
Integrys Energy Group, Inc.
  (b)..........................      1,438        73,094
MDU Resources Group, Inc. .....      3,168       110,436
NiSource, Inc. (b).............      5,157        92,413
NSTAR(b).......................      2,008        67,911
OGE Energy Corp. (b)...........      1,723        54,636
Puget Energy, Inc. ............      2,218        53,210
SCANA Corp. (b)................      1,992        73,704
TECO Energy, Inc. (b)..........      3,745        80,480
Vectren Corp. (b)..............      1,429        44,599
                                             -----------
                                                 946,168
                                             -----------
MULTILINE RETAIL -- 0.3%
Saks, Inc. (a)(b)..............      2,359        25,902
                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 6.7%
Boardwalk Pipeline Partners LP
  (b)..........................        892        20,953
Buckeye Partners LP (b)........        909        38,878
Enbridge Energy Partners LP
  (b)..........................      1,162        58,460
Forest Oil Corp. (a)(b)........      1,509       112,421
Linn Energy LLC................      2,139        53,154


See accompanying notes to financial statements.

SPDR DJ WILSHIRE MID CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Magellan Midstream Partners
  LP...........................      1,248   $    44,416
Natural Resource Partners LP...        601        24,761
NuStar Energy LP...............        800        37,912
ONEOK Partners LP..............        958        53,552
Overseas Shipholding Group,
  Inc. (b).....................        464        36,897
Ship Finance International,
  Ltd. (b).....................        747        22,059
Teekay Corp. (b)...............        803        36,280
TEPPCO Partners LP (b).........      1,452        48,192
Whiting Petroleum Corp.
  (a)(b).......................        800        84,864
                                             -----------
                                                 672,799
                                             -----------
PAPER & FOREST PRODUCTS -- 0.7%
MeadWestvaco Corp. (b).........      3,093        73,737
                                             -----------
PERSONAL PRODUCTS -- 0.5%
Alberto-Culver Co. (b).........      1,705        44,790
                                             -----------
PHARMACEUTICALS -- 0.5%
Watson Pharmaceuticals, Inc.
  (a)..........................      1,923        52,248
                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- 12.7%
Alexandria Real Estate
  Equities, Inc. (b)...........        603        58,696
AMB Property Corp. ............      1,844        92,901
Apartment Investment &
  Management Co. (Class A)
  (b)..........................      1,689        57,527
BRE Properties, Inc. (Class A)
  (b)..........................        962        41,635
Camden Property Trust (b)......        991        43,862
Developers Diversified Realty
  Corp. (b)....................      2,258        78,375
Douglas Emmett, Inc. (b).......      2,028        44,555
Duke Realty Corp. (b)..........      2,756        61,872
Essex Property Trust, Inc.
  (b)..........................        478        50,907
Federal Realty Investment
  Trust........................      1,106        76,314
Health Care REIT, Inc. (b).....      1,674        74,493
Hospitality Properties Trust...      1,765        43,172
iStar Financial, Inc. (b)......      2,545        33,620
Liberty Property Trust.........      1,738        57,615
Mack-Cali Realty Corp. ........      1,235        42,200
Nationwide Health Properties,
  Inc. (b).....................      1,803        56,777
Rayonier, Inc. (b).............      1,465        62,204
Realty Income Corp. (b)........      1,899        43,221
Regency Centers Corp. (b)......      1,303        77,033
The Macerich Co. (b)...........      1,407        87,417
UDR, Inc. (b)..................      2,421        54,182
Weingarten Realty Investors
  (b)..........................      1,463        44,358
                                             -----------
                                               1,282,936
                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
Forest City Enterprises, Inc.
  (Class A) (b)................      1,306        42,079
                                             -----------
ROAD & RAIL -- 1.8%
Con-way, Inc. .................        848        40,076
Kansas City Southern (a)(b)....      1,445        63,566
Ryder Systems, Inc. (b)........      1,082        74,528
                                             -----------
                                                 178,170
                                             -----------
SOFTWARE -- 2.4%
Cadence Design Systems, Inc.
  (a)..........................      4,851        48,995
Compuware Corp. (a)(b).........      5,159        49,217
Novell, Inc. (a)(b)............      6,569        38,691
Sybase, Inc. (a)(b)............      1,451        42,688
Synopsys, Inc. (a)(b)..........      2,670        63,840
                                             -----------
                                                 243,431
                                             -----------
SPECIALTY RETAIL -- 0.3%
RadioShack Corp. (b)...........      2,465        30,246
                                             -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
Hanesbrands, Inc. (a)(b).......      1,806        49,015
Phillips-Van Heusen Corp. .....        966        35,375
                                             -----------
                                                  84,390
                                             -----------
THRIFTS & MORTGAGE FINANCE -- 0.8%
Astoria Financial Corp. .......      1,639        32,911
Capitol Federal Financial......        406        15,270
Washington Federal, Inc. (b)...      1,628        29,467
                                             -----------
                                                  77,648
                                             -----------
WATER UTILITIES -- 0.6%
American Water Works Co., Inc.
  (a)(b).......................      1,090        24,176
Aqua America, Inc. (b).........      2,481        39,622
                                             -----------
                                                  63,798
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $12,150,443)...........               10,036,757
                                             -----------
SHORT TERM INVESTMENTS -- 29.3%
MONEY MARKET FUNDS -- 29.3%
State Street Navigator
  Securities Lending Prime
  Portfolio (c)(d).............  2,862,416     2,862,416
STIC Prime Portfolio...........     91,911        91,911
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $2,954,327)............                2,954,327
                                             -----------
TOTAL INVESTMENTS -- 129.0%
  (Cost $15,104,770)...........               12,991,084
OTHER ASSETS AND
  LIABILITIES -- (29.0)%.......               (2,922,896)
                                             -----------
NET ASSETS -- 100.0%...........              $10,068,188
                                             ===========




   (a) Non-income producing security.
   (b) Security, or portion thereof, was on loan at June 30, 2008.
   (c) Investments of cash collateral for securities loaned.
   (d) Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
COMMON STOCKS -- 99.7%
AEROSPACE & DEFENSE -- 1.4%
AAR Corp. (a)(b)...............        344   $     4,654
American Science & Engineering,
  Inc. (b).....................         81         4,174
Applied Energetics, Inc.
  (a)(b).......................        364           579
Argon ST, Inc. (a)(b)..........        112         2,778
BE Aerospace, Inc. (a)(b)......        823        19,168
Ceradyne, Inc. (a)(b)..........        230         7,889
Cubic Corp. (b)................        137         3,052
Curtiss-Wright Corp. ..........        403        18,030
DRS Technologies, Inc. (b).....        365        28,733
DynCorp International, Inc.
  (a)(b).......................        210         3,181
Esterline Technologies Corp.
  (a)..........................        260        12,808
GenCorp, Inc. (a)(b)...........        457         3,272
Heico Corp. ...................        175         4,651
Hexcel Corp. (a)(b)............        838        16,173
Ladish Co., Inc. (a)(b)........        123         2,533
Moog, Inc. (a)(b)..............        343        12,773
Orbital Sciences Corp. (a)(b)..        520        12,251
Stanley, Inc. (a)(b)...........        120         4,022
Taser International, Inc.
  (a)(b).......................        523         2,610
Teledyne Technologies, Inc.
  (a)(b).......................        296        14,442
TransDigm Group, Inc. (a)(b)...        228         7,659
Triumph Group, Inc. (b)........        151         7,112
                                             -----------
                                                 192,544
                                             -----------
AIR FREIGHT & LOGISTICS -- 0.4%
Air Transport Services Group,
  Inc. (a)(b)..................        465           465
Atlas Air Worldwide Holdings,
  Inc. (a).....................        118         5,836
Forward Air Corp. (b)..........        256         8,858
HUB Group, Inc. (Class A) (a)..        343        11,707
Pacer International, Inc. .....        308         6,625
UTI Worldwide, Inc. (b)........        792        15,800
                                             -----------
                                                  49,291
                                             -----------
AIRLINES -- 0.3%
AirTran Holdings, Inc. (a)(b)..      1,013         2,067
Alaska Air Group, Inc. (a).....        324         4,970
Allegiant Travel Co. (a)(b)....        114         2,119
Continental Airlines, Inc.
  (Class B) (a)(b).............        972         9,827
ExpressJet Holdings, Inc.
  (a)(b).......................        490           270
JetBlue Airways Corp. (a)(b)...      1,654         6,169
Republic Airways Holdings, Inc.
  (a)(b).......................        332         2,875
SkyWest, Inc. .................        525         6,641
US Airways Group, Inc. (a)(b)..        712         1,780
                                             -----------
                                                  36,718
                                             -----------
AUTO COMPONENTS -- 0.7%
American Axle & Manufacturing
  Holdings, Inc. (b)...........        413         3,300
ArvinMeritor, Inc. (b).........        658         8,212
ATC Technology Corp. (a)(b)....        187         4,353
Cooper Tire & Rubber Co. (b)...        525         4,116
Dana Holding Corp. (a)(b)......        651         3,483
Drew Industries, Inc. (a)(b)...        165         2,632
Exide Technologies (a)(b)......        587         9,838
Federal-Mogul Corp. (Class A)
  (a)(b).......................        226         3,645
Gentex Corp. (b)...............      1,275        18,411
Lear Corp. (a).................        589         8,352
Modine Manufacturing Co. ......        264         3,266
Sauer-Danfoss, Inc. (b)........         97         3,022
Superior Industries
  International, Inc. (b)......        181         3,055
Tenneco Automotive, Inc.
  (a)(b).......................        416         5,628
TRW Automotive Holdings Corp.
  (a)(b).......................        483         8,921
Visteon Corp. (a)(b)...........      1,113         2,927
                                             -----------
                                                  93,161
                                             -----------
AUTOMOBILES -- 0.1%
Fleetwood Enterprises, Inc.
  (a)(b).......................        677         1,774
Monaco Coach Corp. (b).........        227           690
Thor Industries, Inc. (b)......        346         7,356
Winnebago Industries, Inc.
  (b)..........................        253         2,578
                                             -----------
                                                  12,398
                                             -----------
BEVERAGES -- 0.3%
Boston Beer Co., Inc. (a)(b)...         88         3,580
Central European Distribution
  Corp. (a)....................        292        21,652
Coca-Cola Hellenic Bottling Co.
  SA (b).......................         36         1,331
PepsiAmericas, Inc. (b)........        587        11,611
                                             -----------
                                                  38,174
                                             -----------
BIOTECHNOLOGY -- 2.4%
Acorda Therapeutics, Inc. (a)..        290         9,521
Affymax, Inc. (a)(b)...........         52           827
Alexion Pharmaceuticals, Inc.
  (a)(b).......................        338        24,505
Alkermes, Inc. (a)(b)..........        891        11,013
Alnylam Pharmaceuticals, Inc.
  (a)(b).......................        315         8,420
Applera Corp. -- Celera
  Genomics Group (a)(b)........        721         8,191
Arena Pharmaceuticals, Inc.
  (a)(b).......................        606         3,145
Ariad Pharmaceuticals, Inc.
  (a)(b).......................        558         1,339
Cepheid, Inc. (a)(b)...........        497        13,976
Cougar Biotechnology, Inc.
  (a)(b).......................        153         3,646
Cubist Pharmaceuticals, Inc.
  (a)(b).......................        503         8,984
CV Therapeutics, Inc. (a)......        477         3,926
Dendreon Corp. (a)(b)..........        829         3,689
Enzon Pharmaceuticals, Inc.
  (a)(b).......................        378         2,691
Genomic Health, Inc. (a)(b)....        141         2,700
Geron Corp. (a)(b).............        651         2,246
GTx, Inc. (a)(b)...............        157         2,253
Halozyme Therapeutics, Inc.
  (a)(b).......................        552         2,970
Human Genome Sciences, Inc.
  (a)(b).......................      1,222         6,367
ImClone Systems, Inc. (a)......        547        22,132
Incyte Corp. (a)(b)............        753         5,730
Indevus Pharmaceuticals, Inc.
  (a)(b).......................        635           997
InterMune, Inc. (a)(b).........        276         3,621
Isis Pharmaceuticals, Inc.
  (a)..........................        792        10,795
Keryx Biopharmaceuticals, Inc.
  (a)..........................        367           180
Lexicon Genetics, Inc. (a)(b)..        817         1,307
Ligand Pharmaceuticals, Inc.
  (Class B) (a)(b).............        608         1,581
MannKind Corp. (a)(b)..........        446         1,338
Martek Biosciences Corp.
  (a)(b).......................        292         9,843
Maxygen, Inc. (a)(b)...........        242           820
Medarex, Inc. (a)(b)...........      1,144         7,562
Momenta Pharmaceuticals, Inc.
  (a)(b).......................        264         3,247
Myriad Genetics, Inc. (a)(b)...        390        17,753
Neurocrine Biosciences, Inc.
  (a)(b).......................        308         1,291
Onyx Pharmaceuticals, Inc.
  (a)(b).......................        498        17,729
Opko Health, Inc. (a)..........      1,011         1,537
OSI Pharmaceuticals, Inc.
  (a)(b).......................        517        21,362
PDL BioPharma, Inc. ...........      1,061        11,268
Progenics Pharmaceuticals, Inc.
  (a)(b).......................        221         3,507
Regeneron Pharmaceuticals, Inc.
  (a)(b).......................        719        10,382
Rigel Pharmaceuticals, Inc.
  (a)(b).......................        328         7,432
Sangamo Biosciences, Inc.
  (a)(b).......................        332         3,303


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Savient Pharmaceuticals, Inc.
  (a)(b).......................        482   $    12,195
Seattle Genetics, Inc. (a)(b)..        501         4,238
Theravance, Inc. (a)(b)........        437         5,187
United Therapeutics Corp. (a)..        200        19,550
Zymogenetics, Inc. (a)(b)......        333         2,804
                                             -----------
                                                 329,100
                                             -----------
BUILDING PRODUCTS -- 0.6%
American Woodmark Corp. (b)....         83         1,754
Ameron International Corp. ....         77         9,238
Apogee Enterprises, Inc. (b)...        249         4,024
Armstrong World Industries,
  Inc. ........................        151         4,412
Builders FirstSource, Inc.
  (a)(b).......................        135           717
Gibraltar Industries, Inc.
  (b)..........................        241         3,849
Griffon Corp. (a)(b)...........        222         1,945
Lennox International, Inc. ....        476        13,785
NCI Building Systems, Inc.
  (a)(b).......................        174         6,391
Owens Corning, Inc. (a)........        787        17,904
Quanex Building Products
  Corp. .......................        337         5,008
Simpson Manufacturing Co., Inc.
  (b)..........................        342         8,119
Universal Forest Products, Inc.
  (b)..........................        159         4,763
                                             -----------
                                                  81,909
                                             -----------
CAPITAL MARKETS -- 1.7%
Affiliated Managers Group, Inc.
  (a)(b).......................        362        32,602
BGC Partners, Inc. (a).........        266         2,008
Calamos Asset Management, Inc.
  (Class A) (b)................        181         3,082
Cohen & Steers, Inc. (b).......        146         3,792
E*TRADE Financial Corp.
  (a)(b).......................      3,802        11,938
FBR Capital Markets Corp. (a)..        279         1,403
FCStone Group, Inc. (a)(b).....        201         5,614
GAMCO Investors, Inc. (b)......         56         2,779
GFI Group, Inc. (b)............        588         5,298
Greenhill & Co., Inc. (b)......         84         4,524
Investment Technology Group,
  Inc. (a).....................        387        12,949
Jefferies Group, Inc. (b)......      1,015        17,072
KBW, Inc. (a)(b)...............        251         5,166
Knight Capital Group, Inc.
  (Class A) (a)(b).............        834        14,995
LaBranche & Co., Inc. (a)......        511         3,618
Lazard, Ltd. (b)...............        417        14,240
MF Global, Ltd. (a)(b).........        887         5,597
optionsXpress Holdings, Inc. ..        416         9,293
Penson Worldwide, Inc. (a)(b)..        186         2,223
Piper Jaffray Cos., Inc.
  (a)(b).......................        167         4,898
Pzena Investment Management,
  Inc. (Class A) (b)...........         43           549
Raymond James Financial, Inc.
  (b)..........................        871        22,986
Riskmetrics Group, Inc.
  (a)(b).......................        118         2,317
Stifel Financial Corp. (a)(b)..        181         6,225
SWS Group, Inc. (b)............        243         4,036
Thomas Weisel Partners Group,
  Inc. (a)(b)..................        199         1,088
TradeStation Group, Inc.
  (a)(b).......................        284         2,883
W.P. Carey & Co. LLC...........        246         7,063
W.P. Stewart & Co., Ltd. (b)...        184           280
Waddell & Reed Financial, Inc.
  (Class A)....................        763        26,713
                                             -----------
                                                 237,231
                                             -----------
CHEMICALS -- 2.2%
A. Schulman, Inc. .............        209         4,813
American Vanguard Corp. (b)....        158         1,943
Arch Chemicals, Inc. (b).......        221         7,326
Cabot Corp. (b)................        459        11,158
Calgon Carbon Corp. (a)(b).....        363         5,612
Chemtura Corp. ................      2,139        12,492
Cytec Industries, Inc. (b).....        423        23,079
Ferro Corp. (b)................        394         7,392
Flotek Industries, Inc.
  (a)(b).......................        202         4,165
Georgia Gulf Corp. (b).........        279           809
H.B. Fuller Co. ...............        471        10,569
Hercules, Inc. (b).............      1,013        17,150
Koppers Holdings, Inc. (b).....        184         7,704
Kronos Worldwide, Inc. (b).....         26           400
LSB Industries, Inc. (a).......        136         2,693
Minerals Technologies, Inc.
  (b)..........................        174        11,065
Nalco Holding Co. .............      1,257        26,586
NewMarket Corp. (b)............         99         6,557
NL Industries, Inc. (b)........         61           581
Olin Corp. (b).................        595        15,577
OM Group, Inc. (a)(b)..........        277         9,083
PolyOne Corp. (a)(b)...........        745         5,193
Rockwood Holdings, Inc. (a)....        404        14,059
RPM International, Inc. (b)....      1,079        22,227
Sensient Technologies Corp. ...        421        11,855
Solutia, Inc. (a)..............        541         6,936
Spartech Corp. ................        264         2,490
Terra Nitrogen Co. LP (b)......         67         8,699
The Scotts Miracle-Gro Co.
  (Class A)....................        395         6,940
Tronox, Inc. (b)...............        332         1,049
Valhi, Inc. (b)................        101         2,752
Valspar Corp. (b)..............        827        15,639
W.R. Grace & Co. (a)(b)........        534        12,544
Westlake Chemical Corp. (b)....        155         2,303
Zep, Inc. .....................        184         2,738
Zoltek Cos., Inc. (a)(b).......        243         5,893
                                             -----------
                                                 308,071
                                             -----------
COMMERCIAL BANKS -- 4.0%
1st Source Corp. (b)...........        127         2,045
AMCORE Financial, Inc. (b).....        182         1,032
Bancfirst Corp. (b)............         60         2,568
BancorpSouth, Inc. (b).........        702        12,278
Bank of Hawaii Corp. (b).......        432        20,650
Bank of the Ozarks, Inc. (b)...        109         1,620
Banner Corp. (b)...............        124         1,099
BOK Financial Corp. (b)........        205        10,957
Boston Private Financial
  Holdings, Inc. (b)...........        303         1,718
Capital City Bank Group, Inc.
  (b)..........................        105         2,285
Capitol Bancorp, Ltd. (b)......        138         1,238
Cascade Bancorp (b)............        190         1,463
Cathay General Bancorp (b).....        455         4,946
Central Pacific Financial Corp.
  (b)..........................        250         2,665
Chemical Financial Corp. (b)...        198         4,039
Citizens Republic Bancorp, Inc.
  (b)..........................        658         1,856
City Bank (b)..................        115           989
City Holding Co. ..............        139         5,667
CoBiz, Inc. (b)................        157         1,033
Columbia Banking System, Inc.
  (b)..........................        154         2,977
Community Bank System, Inc.
  (b)..........................        254         5,237
Community Trust Bancorp, Inc.
  (b)..........................        117         3,072
Cullen/Frost Bankers, Inc. ....        492        24,526
CVB Financial Corp. (b)........        574         5,419
East West Bancorp, Inc. (b)....        574         4,052


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
F.N.B. Corp. (b)...............        762   $     8,976
Fifth Third Bancorp (b)........         10           102
First Bancorp-North Carolina
  (b)..........................        146         1,845
First BanCorp- Puerto Rico
  (b)..........................        704         4,463
First Busey Corp. (b)..........        253         3,345
First Citizens Bancshares, Inc.
  (Class A)....................         53         7,393
First Commonwealth Financial
  Corp. (b)....................        611         5,701
First Financial Bancorp........        314         2,889
First Financial Bankshares,
  Inc. (b).....................        154         7,055
First Financial Corp. (b)......         83         2,541
First Horizon National Corp.
  (b)..........................      1,688        12,542
First Merchants Corp. (b)......        155         2,813
First Midwest Bancorp, Inc.
  (b)..........................        442         8,243
First State Bancorp (b)........        164           902
FirstMerit Corp. (b)...........        664        10,830
Frontier Financial Corp. (b)...        428         3,647
Fulton Financial Corp. (b).....      1,543        15,507
Glacier Bancorp, Inc. (b)......        476         7,611
Great Southern Bancorp, Inc.
  (b)..........................         81           658
Guaranty Bancorp (a)(b)........        466         1,678
Hancock Holding Co. (b)........        232         9,115
Hanmi Financial Corp. (b)......        385         2,006
Harleysville National Corp.
  (b)..........................        288         3,214
IBERIABANK Corp. (b)...........        105         4,669
Independent Bank Corp.-
  Massachusetts (b)............        143         3,409
Independent Bank Corp.-Michigan
  (b)..........................        184           736
Integra Bank Corp. ............        176         1,378
International Bancshares Corp.
  (b)..........................        476        10,172
Irwin Financial Corp. (b)......        200           538
MB Financial, Inc. (b).........        309         6,943
Midwest Banc Holdings, Inc.
  (b)..........................        196           955
Nara Bancorp, Inc. (b).........        180         1,931
National Penn Bancshares, Inc.
  (b)..........................        724         9,615
NBT Bancorp, Inc. (b)..........        282         5,812
Northfield Bancorp, Inc. (a)...        182         1,956
Old National Bancorp (b).......        605         8,627
Old Second Bancorp, Inc. (b)...         97         1,127
Oriental Financial Group.......        199         2,838
Pacific Capital Bancorp (b)....        403         5,553
PacWest Bancorp................        226         3,363
Park National Corp. (b)........        105         5,659
PrivateBancorp, Inc. (b).......        273         8,294
Prosperity Bancshares, Inc.
  (b)..........................        396        10,585
Provident Bankshares Corp.
  (b)..........................        276         1,761
Republic Bancorp, Inc.-Kentucky
  (b)..........................         92         2,263
S&T Bancorp, Inc. (b)..........        210         6,103
S.Y. Bancorp, Inc. (b).........        104         2,221
Sandy Spring Bancorp, Inc.
  (b)..........................        139         2,305
Santander Bancorp..............         46           488
Seacoast Banking Corp. of
  Florida (b)..................        126           978
Signature Bank (a)(b)..........        261         6,723
Simmons First National Corp.
  (b)..........................        114         3,189
South Financial Group, Inc.
  (b)..........................        664         2,603
Sterling Bancorp (b)...........        150         1,792
Sterling Bancshares, Inc. (b)..        629         5,718
Sterling Financial
  Corp. -- Washington (b)......        465         1,925
Suffolk Bancorp................         84         2,468
Sun Bancorp, Inc. (a)(b).......        170         1,726
Susquehanna Bancshares, Inc.
  (b)..........................        765        10,473
SVB Financial Group (a)(b).....        288        13,856
Texas Capital Bancshares, Inc.
  (a)(b).......................        230         3,680
The Colonial BancGroup, Inc.
  (b)..........................      1,749         7,731
Tompkins Trustco, Inc. (b).....         64         2,381
TowneBank (b)..................        203         3,057
Trico Bancshares (b)...........        135         1,478
Trustmark Corp. (b)............        460         8,119
UCBH Holdings, Inc. (b)........        945         2,126
UMB Financial Corp. (b)........        276        14,151
Umpqua Holdings Corp. (b)......        546         6,623
United Bankshares, Inc. (b)....        392         8,996
United Community Banks, Inc.
  (b)..........................        433         3,693
Valley National Bancorp (b)....      1,119        17,647
Virginia Commerce Bancorp, Inc.
  (a)(b).......................        181           939
W Holding Co., Inc. (b)........      1,078           916
Washington Trust Bancorp, Inc.
  (b)..........................        102         2,009
Webster Financial Corp. .......        462         8,593
WesBanco, Inc. (b).............        221         3,790
West Coast Bancorp (b).........        125         1,084
Westamerica Bancorp (b)........        258        13,568
Western Alliance Bancorp
  (a)(b).......................        208         1,614
Whitney Holding Corp. (b)......        576        10,541
Wilmington Trust Corp. (b).....        599        15,838
Wintrust Financial Corp. (b)...        202         4,818
                                             -----------
                                                 552,651
                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 3.4%
ABM Industries, Inc. (b).......        410         9,122
ACCO Brands Corp. (a)(b).......        491         5,514
Administaff, Inc. (b)..........        203         5,662
Advisory Board Co. (a)(b)......        165         6,489
American Reprographics Co.
  (a)(b).......................        331         5,511
Bowne & Co., Inc. (b)..........        219         2,792
CBIZ, Inc. (a)(b)..............        434         3,450
CDI Corp. (b)..................        126         3,205
Cenveo, Inc. (a)(b)............        449         4,387
Clean Harbors, Inc. (a)(b).....        176        12,507
Comfort Systems USA, Inc. (b)..        350         4,704
Consolidated Graphics, Inc.
  (a)(b).......................        103         5,075
Copart, Inc. (a)(b)............        589        25,221
Corrections Corp. of America
  (a)(b).......................      1,112        30,547
CoStar Group, Inc. (a)(b)......        175         7,779
Courier Corp. (b)..............         95         1,908
CRA International, Inc. (a)....         96         3,470
Deluxe Corp. ..................        467         8,322
Diamond Management & Technology
  Consultants, Inc. (b)........        256         1,334
Duff & Phelps Corp. (Class A)
  (a)(b).......................         96         1,590
EnergySolutions, Inc. (b)......        298         6,660
EnerNOC, Inc. (a)(b)...........         84         1,508
Ennis, Inc. (b)................        226         3,537
First Advantage Corp. (Class A)
  (a)..........................        103         1,633
FTI Consulting, Inc. (a)(b)....        446        30,533
Fuel Tech, Inc. (a)(b).........        154         2,713
G & K Services, Inc. (Class
  A)...........................        182         5,544
GeoEye, Inc. (a)(b)............        159         2,816
Healthcare Services Group, Inc.
  (b)..........................        326         4,958
Heidrick & Struggles
  International, Inc. .........        151         4,174
Herman Miller, Inc. (b)........        504        12,545
HNI Corp. (b)..................        300         5,298
Huron Consulting Group, Inc.
  (a)(b).......................        171         7,753
IKON Office Solutions, Inc.
  (b)..........................        595         6,712
Innerworkings, Inc. (a)(b).....        252         3,014
Interface, Inc. (Class A) (b)..        480         6,014


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Kelly Services, Inc. (Class A)
  (b)..........................        244   $     4,717
Kforce, Inc. (a)(b)............        344         2,921
Kimball International, Inc.
  (Class B)....................        216         1,788
Knoll, Inc. ...................        442         5,370
Korn/Ferry International
  (a)(b).......................        417         6,559
LECG Corp. (a)(b)..............        218         1,905
M&F Worldwide Corp. (a)(b).....        116         4,560
McGrath Rentcorp...............        193         4,746
Mine Safety Appliances Co.
  (b)..........................        203         8,118
Mobile Mini, Inc. (a)(b).......        309         6,180
MPS Group, Inc. (a)............        840         8,929
Navigant Consulting, Inc.
  (a)(b).......................        410         8,020
Resources Connection, Inc.
  (b)..........................        405         8,242
Rollins, Inc. (b)..............        470         6,965
Schawk, Inc. ..................         95         1,139
School Specialty, Inc. (a)(b)..        152         4,519
Spherion Corp. (a)(b)..........        507         2,342
Steelcase, Inc. (Class A) (b)..        557         5,587
Sykes Enterprises, Inc. (a)....        290         5,469
Team, Inc. (a)(b)..............        164         5,628
Tetra Tech, Inc. (a)...........        515        11,649
The Brink's Co. ...............        369        24,140
The Corporate Executive Board
  Co. .........................        303        12,741
The Geo Group, Inc. (a)(b).....        459        10,327
TrueBlue, Inc. (a)(b)..........        377         4,980
United Stationers, Inc.
  (a)(b).......................        208         7,686
Viad Corp. (b).................        168         4,333
Volt Information Sciences, Inc.
  (a)(b).......................        124         1,477
Waste Connections, Inc. (a)....        591        18,871
Watson Wyatt Worldwide, Inc.
  (Class A) (b)................        377        19,940
                                             -----------
                                                 473,849
                                             -----------
COMMUNICATIONS EQUIPMENT -- 2.4%
3Com Corp. (a)(b)..............      3,402         7,212
Acme Packet, Inc. (a)(b).......        292         2,266
ADC Telecommunications, Inc.
  (a)(b).......................      1,044        15,420
Adtran, Inc. (b)...............        571        13,613
Airvana, Inc. (a)(b)...........        242         1,297
Arris Group, Inc. (a)(b).......      1,089         9,202
Aruba Networks, Inc. (a)(b)....        292         1,527
Avocent Corp. (a)(b)...........        398         7,403
Bel Fuse, Inc. (Class B) (b)...         88         2,174
BigBand Networks, Inc. (a)(b)..        364         1,722
Black Box Corp. (b)............        152         4,133
Blue Coat Systems, Inc.
  (a)(b).......................        346         4,882
Brocade Communications Systems,
  Inc. (a).....................      3,365        27,728
CIENA Corp. (a)(b).............        775        17,957
CommScope, Inc. (a)(b).........        622        32,823
Comtech Telecommunications
  Corp. (a)(b).................        219        10,731
Emulex Corp. (a)(b)............        759         8,842
Extreme Networks, Inc. (a)(b)..        960         2,726
F5 Networks, Inc. (a)(b).......        729        20,718
Finisar Corp. (a)(b)...........      2,733         3,252
Foundry Networks, Inc. (a).....      1,150        13,593
Harmonic, Inc. (a).............        849         8,074
Harris Stratex Networks, Inc.
  (a)..........................        191         1,813
Hughes Communications, Inc.
  (a)(b).......................         77         3,780
Infinera Corp. (a)(b)..........        824         7,268
InterDigital, Inc. (a)(b)......        408         9,923
Ixia (a)(b)....................        298         2,071
Loral Space & Communications,
  Ltd. (a)(b)..................        112         1,973
Netgear, Inc. (a)..............        320         4,435
Neutral Tandem, Inc. (a)(b)....        192         3,360
Nextwave Wireless, Inc.
  (a)(b).......................        537         2,169
OpNext, Inc. (a)(b)............        176           947
Plantronics, Inc. (b)..........        439         9,799
Polycom, Inc. (a)(b)...........        779        18,976
Powerwave Technologies, Inc.
  (a)(b).......................      1,186         5,041
Riverbed Technology, Inc.
  (a)(b).......................        460         6,311
ShoreTel, Inc. (a).............        174           769
Sonus Networks, Inc. (a)(b)....      2,443         8,355
Starent Networks Corp. (a)(b)..        285         3,585
Sycamore Networks, Inc.
  (a)(b).......................      1,597         5,142
Tekelec (a)(b).................        518         7,620
Utstarcom, Inc. (a)(b).........        865         4,732
ViaSat, Inc. (a)...............        241         4,871
                                             -----------
                                                 330,235
                                             -----------
COMPUTERS & PERIPHERALS -- 0.8%
Adaptec, Inc. (a)(b)...........        841         2,691
Avid Technology, Inc. (a)(b)...        268         4,553
Data Domain, Inc. (a)(b).......        316         7,372
Diebold, Inc. .................        584        20,779
Electronics for Imaging, Inc.
  (a)(b).......................        473         6,906
Hutchinson Technology, Inc.
  (a)(b).......................        218         2,930
Hypercom Corp. (a)(b)..........        443         1,949
Imation Corp. (b)..............        283         6,486
Intermec, Inc. (a).............        431         9,085
Isilon Systems, Inc. (a).......        206           915
Novatel Wireless, Inc. (a)(b)..        277         3,083
Palm, Inc. (b).................        908         4,894
QLogic Corp. (a)(b)............      1,218        17,771
Quantum Corp. (a)(b)...........      1,690         2,282
Rackable Systems, Inc. (a).....        262         3,511
Stratasys, Inc. (a)(b).........        175         3,231
Synaptics, Inc. (a)(b).........        202         7,621
                                             -----------
                                                 106,059
                                             -----------
CONSTRUCTION & ENGINEERING -- 0.6%
Aecom Technology Corp. (a)(b)..        657        21,372
Dycom Industries, Inc. (a)(b)..        368         5,343
EMCOR Group, Inc. (a)..........        604        17,232
Granite Construction, Inc.
  (b)..........................        282         8,892
Insituform Technologies, Inc.
  (a)(b).......................        235         3,579
Layne Christensen Co. (a)(b)...        170         7,444
Mastec, Inc. (a)(b)............        428         4,563
Perini Corp. (a)(b)............        214         7,073
Pike Electric Corp. (a)(b).....        159         2,641
                                             -----------
                                                  78,139
                                             -----------
CONSTRUCTION MATERIALS -- 0.2%
Eagle Materials, Inc. (b)......        401        10,157
Headwaters, Inc. (a)(b)........        386         4,543
Texas Industries, Inc. (b).....        243        13,640
                                             -----------
                                                  28,340
                                             -----------
CONSUMER FINANCE -- 0.3%
Advance America Cash Advance
  Centers, Inc. (b)............        466         2,367
Advanta Corp. (Class B) (b)....        318         2,000
AmeriCredit Corp. (a)(b).......      1,042         8,982
Cardtronics, Inc. (a)(b).......        130         1,153
Cash America International,
  Inc. (b).....................        260         8,060


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
CompuCredit Corp. (a)(b).......        280   $     1,680
Credit Acceptance Corp.
  (a)(b).......................         18           460
Dollar Financial Corp. (a)(b)..        204         3,082
Ezcorp, Inc. (a)(b)............        331         4,220
First Cash Financial Services,
  Inc. (a)(b)..................        239         3,583
Nelnet, Inc. (b)...............        255         2,864
The First Marblehead Corp.
  (a)(b).......................        582         1,496
The Student Loan Corp. (b).....         36         3,531
World Acceptance Corp. (a)(b)..        127         4,276
                                             -----------
                                                  47,754
                                             -----------
CONTAINERS & PACKAGING -- 0.8%
Aptargroup, Inc. (b)...........        570        23,911
Boise, Inc. (a)(b).............        265         1,020
Graphic Packaging Holding Co.
  (a)(b).......................        727         1,469
Greif, Inc. (Class A) (b)......        272        17,416
Myers Industries, Inc. ........        221         1,801
Packaging Corp. of America.....        934        20,090
Rock-Tenn Co. .................        346        10,377
Silgan Holdings, Inc. .........        223        11,315
Smurfit-Stone Container Corp.
  (a)(b).......................      2,311         9,406
Temple-Inland, Inc. (b)........        804         9,061
                                             -----------
                                                 105,866
                                             -----------
DISTRIBUTORS -- 0.2%
Audiovox Corp. (Class A)
  (a)(b).......................        150         1,473
LKQ Corp. (a)(b)...............      1,205        21,774
                                             -----------
                                                  23,247
                                             -----------
DIVERSIFIED CONSUMER SERVICES -- 1.3%
American Public Education, Inc.
  (a)(b).......................        118         4,607
Capella Education Co. (a)(b)...        132         7,874
Career Education Corp. (a)(b)..        796        11,629
Coinstar, Inc. (a).............        235         7,687
Corinthian Colleges, Inc.
  (a)(b).......................        772         8,963
DeVry, Inc. (b)................        551        29,545
Jackson Hewitt Tax Service,
  Inc. (b).....................        227         2,774
Lincoln Educational Services
  Corp. (a)(b).................         20           233
Matthews International Corp.
  (Class A)....................        282        12,763
Pre-Paid Legal Services, Inc.
  (a)(b).......................         74         3,006
Regis Corp. (b)................        378         9,960
Service Corp. International
  (b)..........................      2,324        22,915
Sotheby's (b)..................        606        15,980
Steiner Leisure, Ltd. (a)......        130         3,685
Stewart Enterprises, Inc.
  (Class A) (b)................        819         5,897
Strayer Education, Inc. .......        127        26,552
thinkorswim Group, Inc.
  (a)(b).......................        387         2,728
Universal Technical Institute,
  Inc. (a)(b)..................        194         2,417
                                             -----------
                                                 179,215
                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
Asset Acceptance Capital Corp.
  (b)..........................        123         1,503
Financial Federal Corp. (b)....        229         5,029
Interactive Brokers Group, Inc.
  (Class A) (a)(b).............        366        11,760
KKR Financial Holdings LLC.....      1,343        14,101
MarketAxess Holdings, Inc.
  (a)..........................        256         1,935
MSCI, Inc. (Class A) (a).......        421        15,278
NewStar Financial, Inc.
  (a)(b).......................        215         1,271
PHH Corp. (a)..................        492         7,552
Pico Holdings, Inc. (a)(b).....        139         6,040
Portfolio Recovery Associates,
  Inc. (a)(b)..................        131         4,912
Resource America, Inc. (b).....        122         1,137
                                             -----------
                                                  70,518
                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
Alaska Communications Systems
  Group, Inc. (b)..............        369         4,406
Atlantic Tele-Network, Inc.
  (b)..........................         87         2,393
Cbeyond, Inc. (a)(b)...........        219         3,508
Cincinnati Bell, Inc. (a)(b)...      2,233         8,887
Cogent Communications Group,
  Inc. (a)(b)..................        393         5,266
Consolidated Communications
  Holdings, Inc. (b)...........        201         2,993
Fairpoint Communications, Inc.
  (b)..........................        799         5,761
General Communication, Inc.
  (Class A) (a)(b).............        342         2,350
Global Crossing, Ltd. (a)(b)...        211         3,785
Globalstar, Inc. (a)(b)........        645         1,825
IDT Corp. (Class B) (a)(b).....        513           872
Iowa Telecommunications
  Services, Inc. (b)...........        285         5,019
NTELOS Holdings Corp. .........        247         6,267
PAETEC Holding Corp. (a)(b)....      1,131         7,182
Premiere Global Services, Inc.
  (a)(b).......................        508         7,407
SureWest Communications (b)....        105           885
tw telecom, inc. (a)(b)........      1,291        20,695
Vonage Holdings Corp. (a)(b)...        330           548
                                             -----------
                                                  90,049
                                             -----------
ELECTRIC UTILITIES -- 1.4%
ALLETE, Inc. (b)...............        232         9,744
Brookfield Infrastructure
  Partners LP (b)..............        197         3,861
Cleco Corp. ...................        530        12,365
El Paso Electric Co. (a)(b)....        402         7,960
Empire District Electric Co. ..        293         5,432
Great Plains Energy, Inc. (b)..        765        19,339
Hawaiian Electric Industries,
  Inc. (b).....................        742        18,350
IDACORP, Inc. (b)..............        400        11,556
ITC Holdings Corp. (b).........        440        22,488
MGE Energy, Inc. (b)...........        190         6,198
Portland General Electric
  Co. .........................        555        12,498
Sierra Pacific Resources.......      2,080        26,437
UIL Holdings Corp. (b).........        197         5,794
Unisource Energy Corp. ........        319         9,892
Westar Energy, Inc. (b)........        933        20,069
                                             -----------
                                                 191,983
                                             -----------
ELECTRICAL EQUIPMENT -- 2.0%
A.O. Smith Corp. (b)...........        177         5,811
Acuity Brands, Inc. (b)........        368        17,693
Advanced Battery Technologies,
  Inc. (a)(b)..................        350         2,019
American Superconductor Corp.
  (a)(b).......................        344        12,332
Baldor Electric Co. (b)........        375        13,117
Belden CDT, Inc. (b)...........        393        13,315
Brady Corp. (b)................        430        14,848
Encore Wire Corp. (b)..........        169         3,581
Ener1, Inc. (a)(b).............        342         2,538
Energy Conversion Devices, Inc.
  (a)..........................        356        26,216
EnerSys (a)....................        381        13,042
Evergreen Solar, Inc. (a)(b)...        989         9,583
Franklin Electric Co., Inc.
  (b)..........................        160         6,205
FuelCell Energy, Inc. (a)(b)...        561         3,983


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
General Cable Corp. (a)(b).....        467   $    28,417
GrafTech International, Ltd.
  (a)(b).......................        928        24,898
II-VI, Inc. (a)(b).............        227         7,927
Lime Energy Co. (a)............         40           260
Medis Technologies, Ltd. (a)...        241           812
Orion Energy Systems, Inc.
  (a)(b).......................        199         1,990
Plug Power, Inc. (a)(b)........        623         1,464
Polypore International, Inc.
  (a)(b).......................        169         4,281
Power-One, Inc. (a)(b).........        668         1,263
Regal-Beloit Corp. (b).........        284        11,999
Superior Essex, Inc. (a).......        176         7,855
Thomas & Betts Corp. (a)(b)....        521        19,720
Vicor Corp. (b)................        153         1,527
Woodward Governor Co. (b)......        516        18,401
                                             -----------
                                                 275,097
                                             -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.9%
Agilysys, Inc. ................        224         2,540
Anixter International, Inc.
  (a)(b).......................        276        16,419
AVX Corp. (b)..................        460         5,203
Benchmark Electronics, Inc.
  (a)(b).......................        610         9,967
Brightpoint, Inc. (a)(b).......        431         3,146
Checkpoint Systems, Inc.
  (a)(b).......................        362         7,559
Cogent, Inc. (a)(b)............        362         4,116
Cognex Corp. (b)...............        340         7,837
Coherent, Inc. (a).............        198         5,918
CTS Corp. .....................        305         3,065
Daktronics, Inc. (b)...........        316         6,374
Echelon Corp. (a)(b)...........        270         2,943
Electro Scientific Industries,
  Inc. (a)(b)..................        215         3,047
FARO Technologies, Inc. (a)....        131         3,297
ICx Technologies, Inc. (a)(b)..        109           796
Insight Enterprises, Inc.
  (a)(b).......................        422         4,950
IPG Photonics Corp. (a)(b).....        187         3,518
Itron, Inc. (a)(b).............        304        29,898
KEMET Corp. (a)(b).............        697         2,258
L-1 Identity Solutions, Inc.
  (a)(b).......................        642         8,552
Littelfuse, Inc. (a)(b)........        193         6,089
Measurement Specialties, Inc.
  (a)(b).......................        109         1,917
Methode Electronics, Inc.
  (Class A) (b)................        332         3,469
MTS Systems Corp. (b)..........        165         5,920
Multi-Fineline Electronix, Inc.
  (a)(b).......................         82         2,269
National Instruments Corp. ....        505        14,327
Newport Corp. (a)(b)...........        303         3,451
Park Electrochemical Corp.
  (b)..........................        155         3,768
Plexus Corp. (a)(b)............        377        10,435
Rofin-Sinar Technologies, Inc.
  (a)(b).......................        265         8,003
Rogers Corp. (a)(b)............        160         6,014
Sanmina-SCI Corp. (a)..........      4,845         6,202
Scansource, Inc. (a)(b)........        234         6,262
Smart Modular Technologies
  (WWH), Inc. (a)(b)...........        317         1,214
SYNNEX Corp. (a)(b)............        142         3,563
Tech Data Corp. (a)............        471        15,962
Technitrol, Inc. (b)...........        368         6,252
TTM Technologies, Inc. (a).....        364         4,809
Universal Display Corp.
  (a)(b).......................        265         3,265
Vishay Intertechnology, Inc.
  (a)..........................      1,519        13,474
                                             -----------
                                                 258,068
                                             -----------
ENERGY EQUIPMENT & SERVICES -- 4.2%
Allis-Chalmers Energy, Inc.
  (a)..........................        250         4,450
Atwood Oceanics, Inc. (a)......        245        30,463
Basic Energy Services, Inc.
  (a)..........................        211         6,646
Bristow Group, Inc. (a)(b).....        233        11,531
Cal Dive International, Inc.
  (a)(b).......................        352         5,030
CARBO Ceramics, Inc. (b).......        190        11,086
Complete Production Services,
  Inc. (a)(b)..................        438        15,952
Dresser-Rand Group, Inc. (a)...        760        29,716
Dril-Quip, Inc. (a)............        281        17,703
Exterran Partners LP...........         91         2,827
Global Industries, Ltd.
  (a)(b).......................        778        13,950
Grey Wolf, Inc. (a)(b).........      1,592        14,376
Gulfmark Offshore, Inc.
  (a)(b).......................        182        10,589
Helix Energy Solutions Group,
  Inc. (a)(b)..................        743        30,939
Hercules Offshore, Inc. (a)....        795        30,226
Hornbeck Offshore Services,
  Inc. (a)(b)..................        216        12,206
ION Geophysical Corp. (a)(b)...        756        13,192
Key Energy Services, Inc.
  (a)(b).......................      1,119        21,731
Lufkin Industries, Inc. (b)....        130        10,826
Matrix Service Co. (a)(b)......        242         5,581
NATCO Group, Inc. (a)..........        159         8,670
Newpark Resources, Inc.
  (a)(b).......................        795         6,249
Oceaneering International, Inc.
  (a)(b).......................        491        37,832
Oil States International, Inc.
  (a)..........................        440        27,914
Parker Drilling Co. (a)(b).....        994         9,950
Pioneer Drilling Co. (a).......        427         8,032
RPC, Inc. (b)..................        290         4,872
SEACOR Holdings, Inc. (a)(b)...        195        17,454
Superior Energy Services, Inc.
  (a)(b).......................        721        39,756
Superior Well Services, Inc.
  (a)(b).......................        131         4,154
T-3 Energy Services, Inc. (a)..        111         8,821
Tetra Technologies, Inc. (a)...        660        15,649
Tidewater, Inc. (b)............        468        30,434
Trico Marine Services, Inc.
  (a)(b).......................        115         4,188
Unit Corp. (a).................        421        34,930
W-H Energy Services, Inc. (a)..        270        25,850
                                             -----------
                                                 583,775
                                             -----------
FOOD & STAPLES RETAILING -- 0.8%
Arden Group, Inc. (Class A)....         11         1,394
BJ'S Wholesale Club, Inc.
  (a)(b).......................        532        20,588
Casey's General Stores, Inc. ..        461        10,681
Great Atlantic & Pacific Tea
  Co. (a)(b)...................        317         7,234
Ingles Markets, Inc. (b).......        103         2,403
Longs Drug Stores Corp. (b)....        282        11,875
Nash Finch Co. (b).............        117         4,010
Pantry, Inc. (a)(b)............        189         2,015
Pricesmart, Inc. (b)...........        132         2,611
Rite Aid Corp. (a)(b)..........      4,911         7,808
Ruddick Corp. (b)..............        375        12,866
Spartan Stores, Inc. (b).......        199         4,577
The Andersons, Inc. (b)........        160         6,514
United Natural Foods, Inc.
  (a)(b).......................        349         6,798
Weis Markets, Inc. ............         95         3,085
Winn-Dixie Stores, Inc.
  (a)(b).......................        492         7,882
                                             -----------
                                                 112,341
                                             -----------
FOOD PRODUCTS -- 1.4%
Alico, Inc. (b)................         30         1,040
B&G Foods, Inc. (b)............        310         2,895
Cal-Maine Foods, Inc. (b)......        102         3,365
Chiquita Brands International,
  Inc. (a).....................        383         5,810
Corn Products International,
  Inc. ........................        662        32,511


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Darling International, Inc.
  (a)..........................        735   $    12,142
Del Monte Foods Co. (b)........      1,771        12,574
Farmer Brothers Co. (b)........         51         1,079
Flowers Foods, Inc. (b)........        751        21,283
Fresh Del Monte Produce, Inc.
  (a)(b).......................        408         9,616
Green Mountain Coffee Roasters,
  Inc. (a)(b)..................        164         6,161
Hain Celestial Group, Inc.
  (a)(b).......................        337         7,913
J&J Snack Foods Corp. (b)......        123         3,371
Lancaster Colony Corp. (b).....        185         5,602
Lance, Inc. (b)................        271         5,087
Pilgrim's Pride Corp. (b)......        436         5,664
Ralcorp Holdings, Inc. (a)(b)..        236        11,668
Reddy Ice Holdings, Inc. (b)...        179         2,449
Sanderson Farms, Inc. (b)......        165         5,696
The J.M. Smucker Co. ..........        495        20,117
Tootsie Roll Industries, Inc.
  (b)..........................        201         5,051
TreeHouse Foods, Inc. (a)(b)...        288         6,987
                                             -----------
                                                 188,081
                                             -----------
GAS UTILITIES -- 1.7%
AGL Resources, Inc. (b)........        680        23,514
Amerigas Partners LP...........        280         8,918
Atmos Energy Corp. ............        788        21,725
Ferrellgas Partners LP.........        358         7,046
Laclede Group, Inc. (b)........        184         7,428
New Jersey Resources Corp.
  (b)..........................        377        12,309
Nicor, Inc. (b)................        400        17,036
Northwest Natural Gas Co. (b)..        242        11,195
Piedmont Natural Gas Co., Inc.
  (b)..........................        614        16,062
South Jersey Industries, Inc.
  (b)..........................        267         9,975
Southern Union Co. ............        929        25,102
Southwest Gas Corp. ...........        383        11,387
Spectra Energy Partners LP.....        140         3,227
Suburban Propane Partners LP...        297        11,354
UGI Corp. .....................        934        26,815
WGL Holdings, Inc. (b).........        437        15,181
                                             -----------
                                                 228,274
                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
Abaxis, Inc. (a)(b)............        195         4,705
ABIOMED, Inc. (a)..............        272         4,828
Accuray, Inc. (a)(b)...........        338         2,464
Advanced Medical Optics, Inc.
  (a)(b).......................        540        10,120
Align Technology, Inc. (a)(b)..        540         5,665
American Medical Systems
  Holdings, Inc. (a)(b)........        656         9,807
Analogic Corp. (b).............        121         7,631
Arthrocare Corp. (a)(b)........        237         9,672
Aspect Medical Systems, Inc.
  (a)(b).......................        151           950
Conceptus, Inc. (a)............        198         3,661
CONMED Corp. (a)(b)............        255         6,770
Cyberonics, Inc. (a)...........        189         4,101
Datascope Corp. ...............        111         5,217
Edwards Lifesciences Corp.
  (a)(b).......................        491        30,462
ev3, Inc. (a)(b)...............        595         5,641
Gen-Probe, Inc. (a)............        481        22,838
Greatbatch, Inc. (a)(b)........        194         3,356
Haemonetics Corp. (a)(b).......        226        12,534
I-Flow Corp. (a)(b)............        217         2,202
ICU Medical, Inc. (a)(b).......        103         2,357
IDEXX Laboratories, Inc.
  (a)(b).......................        538        26,222
Immucor, Inc. (a)..............        622        16,097
Insulet Corp. (a)(b)...........        183         2,879
Integra LifeSciences Holdings
  Corp. (a)(b).................        165         7,339
Invacare Corp. (b).............        275         5,621
Inverness Medical Innovations,
  Inc. (a).....................        686        22,755
Kensey Nash Corp. (a)..........         74         2,372
Masimo Corp. (a)(b)............        384        13,190
Mentor Corp. (b)...............        308         8,569
Meridian Bioscience, Inc. (b)..        362         9,745
Merit Medical Systems, Inc.
  (a)..........................        241         3,543
NuVasive, Inc. (a).............        314        14,023
OraSure Technologies, Inc.
  (a)(b).......................        384         1,436
Orthofix International N.V.
  (a)(b).......................        132         3,821
Palomar Medical Technologies,
  Inc. (a)(b)..................        137         1,367
Quidel Corp. (a)...............        280         4,626
ResMed, Inc. (a)(b)............        688        24,589
Sirona Dental Systems, Inc.
  (a)..........................        152         3,940
SonoSite, Inc. (a).............        141         3,949
STERIS Corp. (b)...............        552        15,875
SurModics, Inc. (a)(b).........        141         6,322
Symmetry Medical, Inc. (a)(b)..        272         4,412
The Cooper Cos., Inc. (b)......        404        15,009
Thoratec Corp. (a)(b)..........        491         8,538
TomoTherapy, Inc. (a)(b).......        206         1,840
Trans1, Inc. (a)...............         84         1,266
Vital Signs, Inc. (b)..........         71         4,031
Volcano Corp. (a)(b)...........        293         3,575
West Pharmaceutical Services,
  Inc. (b).....................        288        12,465
Wright Medical Group, Inc.
  (a)(b).......................        329         9,347
Zoll Medical Corp. (a).........        189         6,364
                                             -----------
                                                 420,108
                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 2.6%
Air Methods Corp. (a)(b).......         97         2,425
Alliance Imaging, Inc. (a)(b)..        252         2,185
Amedisys, Inc. (a)(b)..........        236        11,899
AMERIGROUP Corp. (a)(b)........        476         9,901
AMN Healthcare Services, Inc.
  (a)(b).......................        301         5,093
AmSurg Corp. (a)(b)............        279         6,794
Apria Healthcare Group, Inc.
  (a)(b).......................        396         7,678
Assisted Living Concepts, Inc.
  (a)(b).......................        497         2,734
athenahealth, Inc. (a)(b)......        190         5,844
Brookdale Senior Living, Inc.
  (b)..........................        367         7,472
CardioNet, Inc. (a)(b).........         47         1,252
Centene Corp. (a)(b)...........        402         6,750
Chemed Corp. (b)...............        218         7,981
Cross Country Healthcare, Inc.
  (a)(b).......................        250         3,602
Emeritus Corp. (a)(b)..........        208         3,041
Genoptix, Inc. (a)(b)..........         78         2,461
Gentiva Health Services, Inc.
  (a)..........................        253         4,820
Health Management Associates,
  Inc. (Class A) (a)(b)........      2,191        14,263
HealthExtras, Inc. (a)(b)......        304         9,163
Healthsouth Corp. (a)(b).......        700        11,641
Healthspring, Inc. (a)(b)......        481         8,119
Healthways, Inc. (a)(b)........        313         9,265
HMS Holdings Corp. (a)(b)......        205         4,401
inVentiv Health, Inc. (a)(b)...        294         8,170
IPC The Hospitalist Co.
  (a)(b).......................         44           828
Kindred Healthcare, Inc. (a)...        286         8,225
Landauer, Inc. (b).............         78         4,387
LCA-Vision, Inc. (b)...........        158           754


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
LifePoint Hospitals, Inc.
  (a)(b).......................        482   $    13,641
Magellan Health Services, Inc.
  (a)..........................        341        12,627
Medcath Corp. (a)(b)...........        113         2,032
Molina Healthcare, Inc.
  (a)(b).......................        121         2,945
National Healthcare Corp. (b)..         72         3,300
Nighthawk Radiology Holdings,
  Inc. (a)(b)..................        175         1,239
Odyssey Healthcare, Inc.
  (a)(b).......................        276         2,688
Owens & Minor, Inc. (b)........        365        16,677
Pediatrix Medical Group, Inc.
  (a)(b).......................        419        20,627
PSS World Medical, Inc.
  (a)(b).......................        551         8,981
Psychiatric Solutions, Inc.
  (a)(b).......................        465        17,596
RehabCare Group, Inc. (a)......        149         2,388
Res-Care, Inc. (a).............        217         3,858
Skilled Healthcare Group, Inc.
  (Class A) (a)(b).............        170         2,281
Sun Healthcare Group, Inc.
  (a)(b).......................        329         4,405
Sunrise Assisted Living, Inc.
  (a)(b).......................        399         8,970
Tenet Healthcare Corp. (a)(b)..      4,210        23,408
Triple-S Management Corp.
  (Class B) (a)(b).............        134         2,191
Universal American Financial
  Corp. (a)(b).................        373         3,812
VCA Antech, Inc. (a)(b)........        741        20,585
Virtual Radiologic Corp.
  (a)(b).......................         65           861
WellCare Health Plans, Inc.
  (a)(b).......................        371        13,412
                                             -----------
                                                 359,672
                                             -----------
HEALTH CARE TECHNOLOGY -- 0.4%
Allscripts Healthcare
  Solutions, Inc. (a)(b).......        521         6,466
Eclipsys Corp. (a)(b)..........        440         8,078
HLTH Corp. (a)(b)..............      1,615        18,282
MedAssets, Inc. (a)(b).........        261         4,450
Omnicell, Inc. (a)(b)..........        300         3,954
Phase Forward, Inc. (a)(b).....        385         6,918
The TriZetto Group, Inc.
  (a)(b).......................        412         8,809
                                             -----------
                                                  56,957
                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 2.6%
AFC Enterprises, Inc. (a)(b)...        246         1,966
Ambassadors Group, Inc. (b)....        170         2,536
Ameristar Casinos, Inc. (b)....        199         2,750
Bally Technologies, Inc.
  (a)(b).......................        440        14,872
BJ's Restaurants, Inc. (a)(b)..        154         1,498
Bob Evans Farms, Inc. (b)......        276         7,894
Boyd Gaming Corp. (b)..........        524         6,581
Brinker International, Inc.
  (b)..........................        901        17,029
Buffalo Wild Wings, Inc.
  (a)(b).......................        148         3,675
Burger King Holdings, Inc.
  (b)..........................        818        21,914
California Pizza Kitchen, Inc.
  (a)(b).......................        248         2,775
CBRL Group, Inc. ..............        197         4,829
CEC Entertainment, Inc.
  (a)(b).......................        221         6,190
Cedar Fair LP..................        455         8,549
Chipotle Mexican Grill, Inc.
  (a)(b).......................        291        24,042
Choice Hotels International,
  Inc. (b).....................        301         7,977
Churchill Downs, Inc. (b)......         89         3,103
CKE Restaurants, Inc. (b)......        449         5,599
DineEquity, Inc................        137         5,118
Domino's Pizza, Inc. (a)(b)....        383         4,405
Gaylord Entertainment Co.
  (a)(b).......................        372         8,913
Great Wolf Resorts, Inc.
  (a)(b).......................        259         1,132
International Speedway Corp.
  (Class A)....................        293        11,436
Isle of Capri Casinos, Inc.
  (a)(b).......................        178           853
Jack in the Box, Inc. (a)......        531        11,900
Krispy Kreme Doughnuts, Inc.
  (a)(b).......................        480         2,395
Landry's Restaurants, Inc.
  (b)..........................         90         1,617
Life Time Fitness, Inc.
  (a)(b).......................        313         9,249
Marcus Corp. (b)...............        172         2,571
Morgans Hotel Group Co.
  (a)(b).......................        264         2,719
Multimedia Games, Inc. (a)(b)..        204           902
O'Charleys, Inc. (b)...........        193         1,942
Orient-Express Hotels, Ltd.
  (Class A) (b)................        355        15,421
P F Chang's China Bistro, Inc.
  (a)(b).......................        203         4,535
Panera Bread Co. (Class A)
  (a)(b).......................        268        12,398
Papa John's International, Inc.
  (a)(b).......................        200         5,318
Peet's Coffee & Tea, Inc.
  (a)(b).......................        119         2,359
Pinnacle Entertainment, Inc.
  (a)(b).......................        543         5,696
Red Robin Gourmet Burgers, Inc.
  (a)(b).......................        132         3,662
Ruby Tuesday, Inc. (b).........        428         2,311
Ruth's Hospitality Group, Inc.
  (a)(b).......................        144           746
Scientific Games Corp. (Class
  A) (a)(b)....................        616        18,246
Shuffle Master, Inc. (a)(b)....        284         1,403
Six Flags, Inc. (a)(b).........        601           691
Sonic Corp. (a)(b).............        553         8,184
Speedway Motorsports, Inc.
  (b)..........................        113         2,303
Texas Roadhouse, Inc. (Class A)
  (a)(b).......................        469         4,207
The Cheesecake Factory, Inc.
  (a)(b).......................        566         9,005
The Steak n Shake Co. (a)(b)...        206         1,304
Triarc Cos., Inc. (Class B)
  (b)..........................        549         3,475
Vail Resorts, Inc. (a)(b)......        279        11,950
Wendy's International, Inc.
  (b)..........................        777        21,150
WMS Industries, Inc. (a)(b)....        401        11,938
                                             -----------
                                                 355,233
                                             -----------
HOUSEHOLD DURABLES -- 1.1%
American Greetings Corp. (Class
  A) (b).......................        405         4,998
Beazer Homes USA, Inc. (a)(b)..        325         1,810
Blyth, Inc. (b)................        246         2,959
Brookfield Homes Corp. (b).....         97         1,191
Champion Enterprises, Inc.
  (a)(b).......................        691         4,042
CSS Industries, Inc. (b).......         79         1,913
Ethan Allen Interiors, Inc.
  (b)..........................        246         6,052
Furniture Brands International,
  Inc. (b).....................        325         4,342
Helen of Troy, Ltd. (a)(b).....        245         3,949
Hovnanian Enterprises, Inc.
  (a)..........................        531         2,910
iRobot Corp. (a)(b)............        172         2,363
Jarden Corp. (a)(b)............        634        11,564
KB HOME (b)....................        597        10,107
La-Z-Boy, Inc. (b).............        433         3,313
M.D.C. Holdings, Inc. (b)......        324        12,656
M/I Homes, Inc. (b)............        103         1,620
Meritage Homes Corp. (a)(b)....        253         3,838
Russ Berrie & Co., Inc.
  (a)(b).......................        109           869
Ryland Group, Inc. (b).........        388         8,462
Sealy Corp. (b)................        363         2,084
Skyline Corp. (b)..............         56         1,316
Snap-on, Inc. (b)..............        519        26,993
Standard Pacific Corp. (b).....        646         2,184
Tempur-Pedic International,
  Inc. (b).....................        643         5,022
Tupperware Brands Corp. (b)....        552        18,890
WCI Communities, Inc. (a)(b)...        305           442
                                             -----------
                                                 145,889
                                             -----------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
HOUSEHOLD PRODUCTS -- 0.1%
Central Garden & Pet Co. (Class
  A) (a)(b)....................        569   $     2,333
Spectrum Brands, Inc. (a)(b)...        313           798
WD-40 Co. (b)..................        135         3,949
                                             -----------
                                                   7,080
                                             -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Ormat Technologies, Inc. (b)...        160         7,869
Synthesis Energy Systems, Inc.
  (a)..........................        266         2,394
                                             -----------
                                                  10,263
                                             -----------
INDUSTRIAL CONGLOMERATES -- 0.8%
Carlisle Cos., Inc. (b)........        543        15,747
Otter Tail Corp. (b)...........        238         9,241
Raven Industries, Inc. (b).....        155         5,081
Seaboard Corp. (b).............          3         4,653
Standex International Corp.
  (b)..........................        110         2,281
Teleflex, Inc. ................        347        19,290
Tredegar Corp. (b).............        218         3,205
Walter Industries, Inc. (b)....        462        50,252
                                             -----------
                                                 109,750
                                             -----------
INSURANCE -- 3.9%
Alleghany Corp. (a)(b).........         53        17,599
Allied World Assurance
  Holdings, Ltd. ..............        430        17,037
AMBAC Financial Group, Inc.
  (b)..........................      2,613         3,501
American Equity Investment Life
  Holding Co. (b)..............        491         4,002
American Financial Group,
  Inc. ........................        676        18,083
American National Insurance Co.
  (b)..........................        140        13,723
American Physicians Capital,
  Inc. (b).....................         80         3,875
Amtrust Financial Services,
  Inc. (b).....................        368         4,637
Argo Group International
  Holdings, Ltd. (a)...........        279         9,363
Arthur J. Gallagher & Co. .....        819        19,738
Aspen Insurance Holdings, Ltd.
  (b)..........................        660        15,622
Assured Guaranty, Ltd. (b).....        530         9,535
Baldwin & Lyons, Inc. (Class B)
  (b)..........................         76         1,328
Castlepoint Holdings, Ltd.
  (b)..........................        318         2,891
CNA Surety Corp. (a)(b)........        128         1,618
Conseco, Inc. (a)..............      1,644        16,308
Darwin Professional
  Underwriters, Inc. (a).......         61         1,879
Delphi Financial Group (b).....        366         8,469
eHealth, Inc. (a)(b)...........        108         1,907
Employers Holdings, Inc. (b)...        447         9,253
Endurance Specialty Holdings,
  Ltd. ........................        476        14,656
Enstar Group, Ltd. (a)(b)......         43         3,763
Erie Indemnity Co. (Class A)
  (b)..........................        285        13,153
FBL Financial Group, Inc.
  (Class A) (b)................        112         2,227
Flagstone Reinsurance Holdings,
  Ltd. ........................        376         4,433
Greenlight Capital Re, Ltd.
  (a)..........................        266         6,081
Harleysville Group, Inc. (b)...        115         3,890
HCC Insurance Holdings, Inc.
  (b)..........................      1,023        21,626
Hilb Rogal and Hobbs Co. (b)...        325        14,124
Hilltop Holdings, Inc. (a)(b)..        416         4,289
Horace Mann Educators Corp.
  (b)..........................        363         5,089
Infinity Property & Casualty
  Corp. (b)....................        143         5,937
IPC Holdings, Ltd. (b).........        477        12,664
Kansas City Life Insurance
  Co. .........................         32         1,336
LandAmerica Financial Group,
  Inc. (b).....................        124         2,752
Max Re Capital, Ltd. (b).......        420         8,959
MBIA, Inc. (a)(b)..............      2,070         9,087
Mercury General Corp. (b)......        234        10,932
Montpelier Re Holdings, Ltd.
  (b)..........................        782        11,534
National Financial Partners
  Corp. (b)....................        353         6,996
National Interstate Corp. (b)..         52           956
National Western Life Insurance
  Co. (Class A) (b)............         20         4,370
Navigators Group, Inc. (a).....        121         6,540
Odyssey Re Holdings Corp. .....        236         8,378
OneBeacon Insurance Group, Ltd.
  (b)..........................        203         3,567
Philadelphia Consolidated
  Holding Co. (a)..............        545        18,514
Platinum Underwriters Holdings,
  Ltd. (b).....................        435        14,185
Presidential Life Corp. (b)....        178         2,745
ProAssurance Corp. (a)(b)......        264        12,701
Reinsurance Group America,
  Inc. ........................        267        11,620
RLI Corp. (b)..................        173         8,558
Safety Insurance Group, Inc.
  (b)..........................        144         5,134
Selective Insurance Group,
  Inc. ........................        487         9,136
StanCorp Financial Group, Inc.
  (b)..........................        436        20,475
State Auto Financial Corp. ....        116         2,776
Stewart Information Services
  Corp. (b)....................        149         2,882
The Hanover Insurance Group,
  Inc. ........................        464        19,720
The Phoenix Cos., Inc. (b).....        982         7,473
Tower Group, Inc. (b)..........        173         3,666
United America Indemnity, Ltd.
  (a)(b).......................        193         2,580
United Fire & Casualty Co. ....        188         5,063
Validus Holdings, Ltd. (b).....        293         6,226
Wesco Financial Corp. (b)......         12         4,584
Zenith National Insurance Corp.
  (b)..........................        339        11,919
                                             -----------
                                                 537,664
                                             -----------
INTERNET & CATALOG RETAIL -- 0.3%
1-800-FLOWERS.COM, Inc. (Class
  A) (a).......................        202         1,303
Blue Nile, Inc. (a)(b).........        130         5,528
FTD Group, Inc. ...............        164         2,186
Gaiam, Inc. (Class A) (a)(b)...        120         1,621
Netflix, Inc. (a)(b)...........        432        11,262
NutriSystem, Inc. (b)..........        257         3,634
Orbitz Worldwide, Inc. (a)(b)..        329         1,648
Overstock.com, Inc. (a)(b).....        141         3,659
Shutterfly, Inc. (a)(b)........        112         1,368
Stamps.com, Inc. (a)(b)........        142         1,772
ValueVision Media, Inc. (Class
  A) (a)(b)....................        248           885
                                             -----------
                                                  34,866
                                             -----------
INTERNET SOFTWARE & SERVICES -- 1.4%
Ariba, Inc. (a)(b).............        773        11,371
Art Technology Group, Inc.
  (a)(b).......................      1,163         3,722
Bankrate, Inc. (a)(b)..........        133         5,196
CMGI, Inc. (a)(b)..............        446         4,728
comScore, Inc. (a)(b)..........        147         3,208
Constant Contact, Inc. (a)(b)..        118         2,224
DealerTrack Holdings, Inc.
  (a)(b).......................        360         5,080
Dice Holdings, Inc. (a)(b).....        136         1,123
Digital River, Inc. (a)(b).....        330        12,731
DivX, Inc. (a).................        144         1,057
EarthLink, Inc. (a)(b).........      1,013         8,762
Equinix, Inc. (a)(b)...........        279        24,892
GSI Commerce, Inc. (a).........        187         2,549
Infospace, Inc. (b)............        277         2,307


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Internap Network Services Corp.
  (a)(b).......................        420   $     1,966
Interwoven, Inc. (a)(b)........        412         4,948
j2 Global Communications, Inc.
  (a)..........................        395         9,085
Limelight Networks, Inc.
  (a)(b).......................        333         1,272
LoopNet, Inc. (a)(b)...........        246         2,780
Marchex, Inc. (Class B) (b)....        247         3,043
Move, Inc. (a)(b)..............      1,299         3,027
NIC, Inc. (b)..................        346         2,363
Omniture, Inc. (a)(b)..........        639        11,866
Openwave Systems, Inc. (a)(b)..        695         1,036
Perficient, Inc. (a)(b)........        268         2,589
RealNetworks, Inc. (a)(b)......        834         5,504
S1 Corp. (a)(b)................        445         3,369
SAVVIS, Inc. (a)(b)............        348         4,493
SonicWALL, Inc. (a)(b).........        522         3,367
Switch & Data Facilities Co.,
  Inc. (a)(b)..................        177         3,007
TechTarget, Inc. (a)...........         61           644
The Knot, Inc. (a)(b)..........        230         2,249
United Online, Inc. (b)........        578         5,797
ValueClick, Inc. (a)...........        847        12,832
Vignette Corp. (a)(b)..........        218         2,616
VistaPrint, Ltd. (a)(b)........        371         9,928
Vocus, Inc. (a)(b).............        129         4,150
WebMD Health Corp. (Class A)
  (a)(b).......................         70         1,953
Websense, Inc. (a)(b)..........        408         6,871
                                             -----------
                                                 199,705
                                             -----------
IT SERVICES -- 1.8%
Acxiom Corp. (b)...............        589         6,768
BearingPoint, Inc. (a)(b)......      1,694         1,372
Broadridge Financial Solutions,
  Inc. (b).....................      1,229        25,870
CACI International, Inc. (Class
  A) (a).......................        267        12,221
CIBER, Inc. (a)(b).............        455         2,826
Convergys Corp. (a)(b).........      1,034        15,365
CSG Systems International, Inc.
  (a)(b).......................        292         3,218
CyberSource Corp. (a)(b).......        617        10,322
Euronet Worldwide, Inc.
  (a)(b).......................        417         7,047
ExlService Holdings, Inc.
  (a)(b).......................         92         1,291
Forrester Research, Inc.
  (a)(b).......................        123         3,798
Gartner, Inc. (a)(b)...........        568        11,769
Genpact, Ltd. (a)(b)...........        507         7,564
Global Cash Access, Inc.
  (a)(b).......................        373         2,559
Heartland Payment Systems, Inc.
  (b)..........................        254         5,994
infoUSA, Inc. (b)..............        288         1,264
Lionbridge Technologies, Inc.
  (a)(b).......................        491         1,267
Mantech International Corp.
  (a)..........................        183         8,806
MAXIMUS, Inc. .................        168         5,850
MoneyGram International, Inc.
  (b)..........................        713           643
NeuStar, Inc. (Class A)
  (a)(b).......................        689        14,855
Perot Systems Corp. (Class A)
  (a)(b).......................        769        11,543
SAIC, Inc. (a)(b)..............      1,641        34,149
Sapient Corp. (a)(b)...........        699         4,488
SRA International, Inc.
  (a)(b).......................        391         8,782
Syntel, Inc. (b)...............        109         3,675
TeleTech Holdings, Inc. (a)....        364         7,265
TNS, Inc. (a)(b)...............        212         5,080
Unisys Corp. (a)...............      3,082        12,174
VeriFone Holdings, Inc. (a)....        602         7,194
Wright Express Corp. (a).......        345         8,556
                                             -----------
                                                 253,575
                                             -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
Brunswick Corp. (b)............        780         8,268
Callaway Golf Co. (b)..........        590         6,980
JAKKS Pacific, Inc. (a)(b).....        243         5,310
Leapfrog Enterprises, Inc.
  (a)(b).......................        265         2,205
Marine Products Corp. (b)......        127           838
Polaris Industries, Inc. (b)...        301        12,154
Pool Corp. (b).................        432         7,672
RC2 Corp. (a)(b)...............        156         2,895
Smith & Wesson Holding Corp.
  (a)(b).......................        321         1,673
                                             -----------
                                                  47,995
                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.2%
Affymetrix, Inc. (a)...........        624         6,421
Albany Molecular Research, Inc.
  (a)..........................        200         2,654
AMAG Pharmaceuticals, Inc.
  (a)(b).......................        156         5,320
Bio-Rad Laboratories, Inc.
  (Class A) (a)................        172        13,913
Bruker Corp. (a)(b)............        461         5,924
Cambrex Corp. (a)(b)...........        253         1,485
Dionex Corp. (a)(b)............        172        11,416
Enzo Biochem, Inc. (a)(b)......        312         3,501
eResearch Technology, Inc.
  (a)(b).......................        385         6,714
Exelixis, Inc. (a)(b)..........        955         4,775
Kendle International, Inc.
  (a)..........................        117         4,251
Luminex Corp. (a)(b)...........        333         6,843
Medivation, Inc. (a)(b)........        221         2,614
Nektar Therapeutics (a)(b).....        785         2,630
PAREXEL International Corp.
  (a)..........................        499        13,129
PerkinElmer, Inc. .............      1,059        29,493
PharmaNet Development Group,
  Inc. (a)(b)..................        159         2,507
Techne Corp. (a)(b)............        350        27,086
Varian, Inc. (a)(b)............        263        13,429
                                             -----------
                                                 164,105
                                             -----------
MACHINERY -- 4.0%
Accuride Corp. (a)(b)..........        260         1,105
Actuant Corp. (Class A) (b)....        494        15,487
Albany International Corp.
  (Class A) (b)................        229         6,641
American Railcar Industries,
  Inc. (b).....................         72         1,208
Astec Industries, Inc. (a)(b)..        157         5,046
Badger Meter, Inc. (b).........        129         6,518
Barnes Group, Inc. (b).........        387         8,936
Blount International, Inc.
  (a)(b).......................        323         3,750
Briggs & Stratton Corp. (b)....        450         5,706
Bucyrus International, Inc.
  (Class A)....................        666        48,631
Cascade Corp. (b)..............         89         3,767
Chart Industries, Inc. (a).....        251        12,209
CIRCOR International, Inc.
  (b)..........................        149         7,300
CLARCOR, Inc. (b)..............        454        15,935
Colfax Corp. (a)(b)............        168         4,215
Columbus McKinnon Corp.
  (a)(b).......................        170         4,094
Crane Co. .....................        465        17,916
Dynamic Materials Corp. (b)....        111         3,657
EnPro Industries, Inc. (a).....        180         6,721
ESCO Technologies, Inc. (a)....        230        10,792
Federal Signal Corp. (b).......        428         5,136
Force Protection, Inc. (a)(b)..        567         1,877
Freightcar America, Inc. (b)...        102         3,621
Gardner Denver, Inc. (a)(b)....        466        26,469
Graco, Inc. (b)................        545        20,748
IDEX Corp. ....................        732        26,967
Kaydon Corp. (b)...............        247        12,698


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Kennametal, Inc. ..............        688   $    22,394
Lincoln Electric Holdings, Inc.
  (b)..........................        361        28,411
Lindsay Manufacturing Co. (b)..        101         8,582
Middleby Corp. (a)(b)..........        151         6,630
Mueller Industries, Inc. (b)...        337        10,851
Mueller Water Products, Inc.
  (Class B)....................      1,043         8,907
NACCO Industries, Inc. ........         48         3,569
Nordson Corp. (b)..............        273        19,899
RBC Bearings, Inc. (a).........        185         6,164
Robbins & Myers, Inc. (b)......        247        12,318
Tecumseh Products Co. (Class A)
  (a)(b).......................        138         4,524
Tennant Co. (b)................        143         4,300
The Gorman-Rupp Co. (b)........        132         5,259
The Greenbrier Cos., Inc. (b)..        133         2,700
The Timken Co. ................        674        22,202
The Toro Co. (b)...............        333        11,079
Titan International, Inc. (b)..        245         8,727
Trinity Industries, Inc. (b)...        726        25,185
Valmont Industries, Inc. ......        166        17,312
Wabash National Corp. (b)......        273         2,064
Wabtec Corp. (b)...............        432        21,004
Watts Water Technologies, Inc.
  (b)..........................        267         6,648
Xerium Technologies, Inc. (b)..        171           677
                                             -----------
                                                 546,556
                                             -----------
MARINE -- 0.7%
Alexander & Baldwin, Inc. .....        368        16,762
American Commercial Lines, Inc.
  (a)(b).......................        336         3,673
Eagle Bulk Shipping, Inc. (b)..        425        12,567
Excel Maritime Carriers,
  Ltd. ........................        340        13,345
Genco Shipping & Trading, Ltd.
  (b)..........................        281        18,321
Horizon Lines, Inc. (b)........        277         2,756
Kirby Corp. (a)(b).............        478        22,944
TBS International, Ltd.
  (a)(b).......................        142         5,673
                                             -----------
                                                  96,041
                                             -----------
MEDIA -- 1.6%
AH Belo Corp. (Class A) (b)....        153           872
Arbitron, Inc. (b).............        243        11,542
Belo Corp. ....................        827         6,045
Charter Communications, Inc.
  (a)(b).......................      3,360         3,528
Cinemark Holdings, Inc. (b)....        318         4,153
Citadel Broadcasting Corp.
  (a)(b).......................      1,498         1,828
CKX, Inc. (a)..................        608         5,320
Cox Radio, Inc. (Class A)
  (a)(b).......................        224         2,643
Crown Media Holdings, Inc.
  (Class A) (a)(b).............         77           365
Cumulus Media, Inc. (a)(b).....        306         1,206
Dolan Media Co. (a)(b).........        181         3,294
DreamWorks Animation SKG, Inc.
  (Class A) (a)................        535        15,948
Entercom Communications Corp.
  (b)..........................        195         1,369
Entravision Communications
  Corp. (a)(b).................        516         2,074
Fisher Communications, Inc.
  (a)(b).......................         55         1,894
GateHouse Media, Inc. (b)......        293           721
Getty Images, Inc. (a).........        458        15,540
Gray Television, Inc. (b)......        361         1,036
Harte-Hanks, Inc. (b)..........        343         3,927
Hearst-Argyle Television, Inc.
  (b)..........................        226         4,339
Idearc, Inc. (b)...............      1,319         3,100
Interactive Data Corp. ........        327         8,217
John Wiley & Sons, Inc. (Class
  A)...........................        443        19,948
Journal Communications, Inc.
  (b)..........................        384         1,851
Lee Enterprises, Inc. (b)......        341         1,361
Lin TV Corp. (Class A) (a)(b)..        219         1,305
Live Nation, Inc. (a)(b).......        682         7,216
LodgeNet Interactive Corp.
  (a)(b).......................        160           786
Martha Stewart Living
  Omnimedia, Inc. (Class A)
  (a)(b).......................        204         1,510
Marvel Entertainment, Inc.
  (a)(b).......................        462        14,849
McClatchy Co. (Class A) (b)....        461         3,126
Media General, Inc. (Class A)
  (b)..........................        115         1,374
Mediacom Communications Corp.
  (a)(b).......................        353         1,885
Meredith Corp. (b).............        332         9,392
Morningstar, Inc. (a)(b).......        157        11,309
National CineMedia, Inc. (b)...        382         4,072
Primedia, Inc. (b).............        154           718
R.H. Donnelley Corp. (a)(b)....        640         1,920
RCN Corp. (a)(b)...............        336         3,622
Regal Entertainment Group (b)..        710        10,849
Scholastic Corp. (a)(b)........        299         8,569
Sinclair Broadcast Group, Inc.
  (b)..........................        450         3,420
Valassis Communications, Inc.
  (a)(b).......................        410         5,133
Warner Music Group Corp. ......        540         3,856
World Wrestling Entertainment,
  Inc. (Class A) (b)...........        155         2,398
                                             -----------
                                                 219,430
                                             -----------
METALS & MINING -- 1.5%
AM Castle & Co. (b)............        152         4,349
AMCOL International Corp. (b)..        230         6,546
Brush Engineered Materials,
  Inc. (a)(b)..................        184         4,493
Carpenter Technology Corp. ....        425        18,551
Century Aluminum Co. (a)(b)....        254        16,888
Coeur d' Alene Mines Corp.
  (a)(b).......................      4,902        14,216
Commercial Metals Co. .........      1,016        38,303
Compass Minerals International,
  Inc. (b).....................        291        23,443
General Moly, Inc. (a)(b)......        547         4,305
Haynes International, Inc.
  (a)(b).......................        108         6,215
Hecla Mining Co. (a)(b)........      1,093        10,121
Horsehead Holding Corp.
  (a)(b).......................        310         3,770
Kaiser Aluminum Corp. (b)......        140         7,494
Royal Gold, Inc. (b)...........        282         8,844
RTI International Metals, Inc.
  (a)(b).......................        210         7,480
Schnitzer Steel Industries,
  Inc. (Class A) (b)...........        187        21,430
Stillwater Mining Co. (a)(b)...        383         4,531
Worthington Industries, Inc.
  (b)..........................        572        11,726
                                             -----------
                                                 212,705
                                             -----------
MULTI-UTILITIES -- 0.9%
Aquila, Inc. (a)(b)............      3,318        12,509
Avista Corp. (b)...............        480        10,301
Black Hills Corp. (b)..........        343        10,996
CH Energy Group, Inc. (b)......        133         4,731
NorthWestern Corp. (b).........        337         8,566
OGE Energy Corp. (b)...........        818        25,939
PNM Resources, Inc. ...........        635         7,595
Puget Energy, Inc. (b).........      1,043        25,021
Vectren Corp. (b)..............        676        21,098
                                             -----------
                                                 126,756
                                             -----------
MULTILINE RETAIL -- 0.4%
99 Cents Only Stores (a)(b)....        449         2,963
Big Lots, Inc. (a)(b)..........        724        22,618
Dillard's, Inc. (Class A) (b)..        555         6,421


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Fred's, Inc. (Class A) (b).....        316   $     3,552
Retail Ventures, Inc. (a)(b)...        240         1,104
Saks, Inc. (a)(b)..............      1,117        12,265
Tuesday Morning Corp. (a)(b)...        244         1,003
                                             -----------
                                                  49,926
                                             -----------
OFFICE ELECTRONICS -- 0.1%
Zebra Technologies Corp. (Class
  A) (a).......................        579        18,899
                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 9.8%
Alliance Holdings GP LP........        104         3,100
Alliance Resource Partners LP..        176         9,800
Alon USA Energy, Inc. (b)......        106         1,268
Alpha Natural Resources, Inc.
  (a)..........................        626        65,286
APCO Argentina, Inc. (b).......         77         2,229
Arena Resources, Inc. (a)......        332        17,536
Atlas America, Inc. (b)........        324        14,596
Atlas Energy Resources LLC
  (b)..........................        300        11,445
Atlas Pipeline Holdings LP
  (b)..........................         90         3,015
Atlas Pipeline Partners LP
  (b)..........................        354        13,827
ATP Oil & Gas Corp. (a)........        254        10,025
Aventine Renewable Energy
  Holdings, Inc. (a)(b)........        244         1,074
Berry Petroleum Co. (Class A)
  (b)..........................        353        20,785
Bill Barrett Corp. (a).........        294        17,467
Bois d'Arc Energy, Inc.
  (a)(b).......................        171         4,157
BP Prudhoe Bay Royalty Trust
  (b)..........................        190        19,638
BPZ Resources, Inc. (a)........        476        13,994
BreitBurn Energy Partners LP...        479        10,361
Buckeye GP Holdings LP (b).....        107         2,419
Buckeye Partners LP (b)........        430        18,391
Calumet Specialty Products
  Partners LP (b)..............        124         1,781
Capital Product Partners LP....        102         2,024
Carrizo Oil & Gas, Inc. (a)....        246        16,750
Cheniere Energy Partners LP
  (b)..........................        120         1,091
Cheniere Energy, Inc. (a)(b)...        406         1,774
Clean Energy Fuels Corp.
  (a)(b).......................        180         2,068
Comstock Resources, Inc. (a)...        404        34,110
Concho Resources, Inc. (a)(b)..        451        16,822
Contango Oil & Gas Co. (a)(b)..        119        11,057
Copano Energy LLC..............        380        12,825
Crosstex Energy LP (b).........        351        10,067
Crosstex Energy, Inc. (b)......        408        14,141
CVR Energy, Inc. (a)...........        490         9,432
DCP Midstream Partners LP......        220         6,435
Delek US Holdings, Inc. .......        130         1,197
Delta Petroleum Corp. (a)(b)...        585        14,929
Dorchester Minerals LP.........        234         7,441
Double Hull Tankers, Inc. .....        362         3,631
Duncan Energy Partners LP......        131         2,363
Eagle Rock Energy Partners LP
  (b)..........................        359         5,873
El Paso Pipeline Partners LP
  (b)..........................        219         4,522
Enbridge Energy Management LLC
  (a)(b).......................        120         6,138
Encore Acquisition Co. (a)(b)..        447        33,610
Encore Energy Partners LP......        252         7,069
Energy Partners, Ltd. (a)......        242         3,611
EV Energy Partner LP...........        106         3,103
Evergreen Energy, Inc. (a)(b)..        630         1,096
EXCO Resources, Inc. (a)(b)....        750        27,682
Foundation Coal Holdings, Inc.
  (b)..........................        404        35,786
Gastar Exploration Ltd. (a)....      1,411         3,612
General Maritime Corp. (b).....        222         5,768
Genesis Energy LP (b)..........        211         3,893
GeoMet, Inc. (a)...............        181         1,716
Goodrich Petroleum Corp.
  (a)(b).......................        205        16,999
Gulfport Energy Corp. (a)(b)...        228         3,755
Harvest Natural Resources, Inc.
  (a)(b).......................        286         3,163
Hiland Holdings GP LP..........         70         1,886
Hiland Partners LP.............         41         2,041
Holly Corp. ...................        373        13,771
Holly Energy Partners LP.......         72         2,808
Hugoton Royalty Trust (b)......        355        13,135
Inergy Holdings LP.............         94         3,376
Inergy LP......................        408        10,616
International Coal Group, Inc.
  (a)(b).......................        952        12,424
K-Sea Transportation Partners
  LP...........................         86         2,741
Legacy Reserves LP (b).........        139         3,449
Linn Energy LLC................      1,012        25,148
Magellan Midstream Holdings LP
  (b)..........................        189         4,253
Magellan Midstream Partners
  LP...........................        591        21,034
Mariner Energy, Inc. (a)(b)....        714        26,397
Markwest Energy Partners LP....        431        15,387
Martin Midstream Partners LP...         80         2,634
Massey Energy Co. .............        714        66,937
McMoRan Exploration Co.
  (a)(b).......................        444        12,219
Natural Resource Partners LP...        291        11,989
NuStar Energy LP...............        379        17,961
NuStar GP Holdings LLC (b).....        304         6,588
OSG America LP.................         57           778
Overseas Shipholding Group,
  Inc. (b).....................        220        17,494
Pacific Ethanol, Inc. (a)(b)...        306           554
Parallel Petroleum Corp. (a)...        380         7,649
Patriot Coal Corp. (a).........        236        36,176
Penn Virginia Corp. ...........        371        27,981
Penn Virginia GP Holdings LP...        167         5,478
Penn Virginia Resource Partners
  LP...........................        278         7,528
Petrohawk Energy Corp. (a).....      1,941        89,888
Petroleum Development Corp.
  (a)(b).......................        134         8,910
Petroquest Energy, Inc.
  (a)(b).......................        390        10,491
Pioneer Southwest Energy
  Partners, L.P. (a)...........         74         1,654
Regency Energy Partners LP.....        247         5,987
Rentech, Inc. (a)(b)...........      1,384         2,630
Rosetta Resources, Inc.
  (a)(b).......................        460        13,110
SemGroup Energy Partners LP
  (b)..........................        189         4,789
Ship Finance International,
  Ltd. (b).....................        362        10,690
St. Mary Land & Exploration Co.
  (b)..........................        548        35,423
Stone Energy Corp. (a).........        252        16,609
Sunoco Logistics Partners LP...        149         6,988
Swift Energy Co. (a)(b)........        272        17,968
Targa Resources Partners LP....        304         7,007
TC Pipelines LP (b)............        138         4,863
Teekay LNG Partners LP.........        154         4,055
Teekay Offshore Partners LP
  (b)..........................        134         2,647
TEPPCO Partners LP (b).........        687        22,802
U.S. Shipping Partners LP (b)..        102           194
Uranium Resources Inc. (a)(b)..        451         1,664
USEC, Inc. (a)(b)..............        990         6,019
Venoco, Inc. (a)(b)............        173         4,015
VeraSun Energy Corp. (a)(b)....        893         3,688
W&T Offshore, Inc. (b).........        241        14,101
Warren Resources, Inc. (a)(b)..        499         7,325
Western Gas Partners LP (a)....        168         2,831


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Western Refining, Inc. (b).....        237   $     2,806
Whiting Petroleum Corp. (a)....        380        40,310
Williams Partners LP...........        367        12,056
Williams Pipeline Partners LP
  (b)..........................        138         2,382
World Fuel Services Corp. (b)..        244         5,353
                                             -----------
                                               1,347,434
                                             -----------
PAPER & FOREST PRODUCTS -- 0.2%
AbitibiBowater, Inc. (b).......        473         4,413
Buckeye Technologies, Inc.
  (a)(b).......................        335         2,834
Deltic Timber Corp. (b)........         96         5,137
Glatfelter (b).................        401         5,418
Louisiana-Pacific Corp. (b)....        949         8,057
Neenah Paper, Inc. (b).........        125         2,089
Schweitzer-Mauduit
  International, Inc. (b)......        135         2,275
Verso Paper Corp. (a)..........        125         1,057
Wausau-Mosinee Paper Corp.
  (b)..........................        433         3,338
                                             -----------
                                                  34,618
                                             -----------
PERSONAL PRODUCTS -- 0.7%
Alberto-Culver Co. ............        803        21,095
Bare Escentuals, Inc. (a)(b)...        601        11,256
Chattem, Inc. (a)(b)...........        156        10,148
Elizabeth Arden, Inc. (a)......        236         3,582
Herbalife, Ltd. (b)............        573        22,204
NBTY, Inc. (a).................        498        15,966
Nu Skin Enterprises, Inc.
  (Class A) (b)................        475         7,087
Prestige Brands Holdings, Inc.
  (a)(b).......................        312         3,326
Revlon, Inc. (Class A) (a)(b)..      1,715         1,458
USANA Health Sciences, Inc.
  (a)(b).......................         69         1,854
                                             -----------
                                                  97,976
                                             -----------
PHARMACEUTICALS -- 1.0%
Akorn, Inc. (a)(b).............        448         1,483
Alpharma, Inc. (Class A)
  (a)(b).......................        397         8,944
APP Pharmaceuticals, Inc.
  (a)(b).......................        214         3,578
Auxilium Pharmaceuticals, Inc.
  (a)(b).......................        347        11,666
BioForm Medical, Inc. (a)(b)...         70           283
Caraco Pharmaceutical
  Laboratories, Ltd. (a).......        102         1,346
Jazz Pharmaceuticals, Inc.
  (a)(b).......................         92           682
KV Pharmaceutical Co. (Class A)
  (a)..........................        336         6,495
Medicis Pharmaceutical Corp.
  (Class A) (b)................        508        10,556
Noven Pharmaceuticals, Inc.
  (a)(b).......................        215         2,298
Par Pharmaceutical Cos., Inc.
  (a)(b).......................        311         5,048
Perrigo Co. (b)................        698        22,175
Salix Pharmaceuticals, Ltd.
  (a)(b).......................        388         2,728
Sciele Pharma, Inc. (b)........        314         6,076
Sucampo Pharmaceuticals, Inc.
  (a)(b).......................         59           633
The Medicines Co. (a)..........        471         9,335
Valeant Pharmaceuticals
  International (a)(b).........        680        11,635
Viropharma, Inc. (a)(b)........        611         6,758
Watson Pharmaceuticals, Inc.
  (a)..........................        910        24,725
Xenoport, Inc. (a)(b)..........        202         7,884
                                             -----------
                                                 144,328
                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- 5.9%
Acadia Realty Trust (b)........        275         6,366
Alexander's, Inc. (a)..........         23         7,144
Alexandria Real Estate
  Equities, Inc. (b)...........        285        27,742
American Campus Communities,
  Inc. ........................        341         9,493
Anthracite Capital, Inc. (b)...        546         3,844
Anworth Mortgage Asset Corp. ..        734         4,778
Arbor Realty Trust, Inc. (b)...        177         1,588
Ashford Hospitality Trust, Inc.
  (b)..........................      1,116         5,156
BioMed Realty Trust, Inc. (b)..        634        15,552
Brandywine Realty Trust........        776        12,230
BRE Properties, Inc. (Class A)
  (b)..........................        455        19,692
Capital Lease Funding, Inc.
  (b)..........................        390         2,921
Capital Trust, Inc. (Class A)
  (b)..........................        146         2,805
Capstead Mortgage Corp. .......        477         5,175
CBL & Associates Properties,
  Inc. (b).....................        595        13,590
Cedar Shopping Centers, Inc.
  (b)..........................        372         4,360
Chimera Investment Corp. (b)...        338         3,045
Colonial Properties Trust (b)..        370         7,407
Corporate Office Properties
  Trust (b)....................        422        14,487
Cousins Properties, Inc. (b)...        390         9,009
Crystal River Capital, Inc.
  (b)..........................        204           747
DCT Industrial Trust, Inc.
  (b)..........................      1,533        12,693
Deerfield Capital Corp. (b)....        424           335
DiamondRock Hospitality Co.
  (b)..........................        870         9,474
Digital Realty Trust, Inc.
  (b)..........................        540        22,091
Douglas Emmett, Inc. (b).......        960        21,091
DuPont Fabros Technology, Inc.
  (b)..........................        323         6,021
EastGroup Properties, Inc. ....        222         9,524
Education Realty Trust, Inc.
  (b)..........................        249         2,901
Entertainment Properties Trust
  (b)..........................        273        13,497
Equity Lifestyle Properties,
  Inc. (b).....................        204         8,976
Equity One, Inc. (b)...........        341         7,008
Essex Property Trust, Inc.
  (b)..........................        225        23,962
Extra Space Storage, Inc. (b)..        701        10,767
FelCor Lodging Trust, Inc. ....        565         5,933
First Industrial Realty Trust,
  Inc. (b).....................        397        10,906
First Potomac Realty Trust.....        218         3,322
Franklin Street Properties
  Corp. (b)....................        582         7,356
Friedman, Billings, Ramsey
  Group, Inc. (b)..............      1,149         1,724
Getty Realty Corp. (b).........        147         2,118
Glimcher Realty Trust (b)......        324         3,622
Gramercy Capital Corp./New York
  (b)..........................        344         3,987
Hatteras Financial Corp. (b)...         89         2,046
Health Care REIT, Inc. ........        799        35,555
Healthcare Realty Trust,
  Inc. ........................        461        10,958
Highwoods Properties, Inc.
  (b)..........................        505        15,867
Home Properties, Inc. (b)......        284        13,649
HRPT Properties Trust..........      2,006        13,581
Inland Real Estate Corp. (b)...        537         7,744
Investors Real Estate Trust
  (b)..........................        511         4,875
JER Investors Trust, Inc. (b)..        207         1,304
Kilroy Realty Corp. (b)........        295        13,874
Kite Realty Group Trust (b)....        254         3,175
LaSalle Hotel Properties (b)...        364         9,147
Lexington Realty Trust (b).....        509         6,938
LTC Properties, Inc. ..........        185         4,729
Maguire Properties, Inc. ......        310         3,773
Medical Properties Trust, Inc.
  (b)..........................        591         5,981
MFA Mortgage Investments, Inc.
  (b)..........................      1,684        10,980
Mid-America Apartment
  Communities, Inc. (b)........        231        11,790
National Health Investors, Inc.
  (b)..........................        216         6,158
National Retail Properties,
  Inc. ........................        651        13,606
Nationwide Health Properties,
  Inc. ........................        858        27,018
Newcastle Investment Corp.
  (b)..........................        450         3,155


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
NorthStar Realty Finance Corp.
  (b)..........................        515   $     4,285
Omega Healthcare Investors,
  Inc. ........................        609        10,140
Parkway Properties, Inc. (b)...        134         4,520
Pennsylvania Real Estate
  Investment Trust (b).........        353         8,168
Post Properties, Inc. (b)......        393        11,692
Potlatch Corp. ................        347        15,657
PS Business Parks, Inc. .......        135         6,966
RAIT Investment Trust..........        508         3,769
Ramco-Gershenson Properties
  Trust (b)....................        164         3,369
Rayonier, Inc. (b).............        698        29,637
Realty Income Corp. (b)........        899        20,461
Redwood Trust, Inc. (b)........        277         6,313
Saul Centers, Inc. ............        103         4,840
Senior Housing Properties
  Trust........................        996        19,452
Sovran Self Storage, Inc. .....        196         8,146
Strategic Hotels & Resorts,
  Inc. (b).....................        677         6,343
Sun Communities, Inc. (b)......        151         2,753
Sunstone Hotel Investors, Inc.
  (b)..........................        523         8,682
Tanger Factory Outlet Centers,
  Inc. (b).....................        285        10,240
Taubman Centers, Inc. .........        470        22,866
Thornburg Mortgage, Inc. (b)...      1,099           222
U-Store-It Trust (b)...........        411         4,911
Universal Health Realty Income
  Trust (b)....................         90         2,700
Urstadt Biddle Properties
  (Class A) (b)................        153         2,243
Washington Real Estate
  Investment Trust.............        440        13,222
                                             -----------
                                                 821,939
                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
Avatar Holdings, Inc. (a)(b)...         50         1,515
Forestar Real Estate Group,
  Inc. (a)(b)..................        297         5,658
Jones Lang LaSalle, Inc. (b)...        282        16,974
Meruelo Maddux Properties, Inc.
  (a)(b).......................        307           669
Tejon Ranch Co. (a)(b).........        106         3,822
The St. Joe Co. ...............        820        28,142
                                             -----------
                                                  56,780
                                             -----------
ROAD & RAIL -- 1.3%
Amerco, Inc. (a)(b)............         61         2,909
Arkansas Best Corp. (b)........        194         7,108
Avis Budget Group, Inc.
  (a)(b).......................        928         7,767
Con-way, Inc. (b)..............        402        18,999
Dollar Thrifty Automotive Group
  (a)(b).......................        165         1,559
Genesee & Wyoming, Inc. (Class
  A) (a)(b)....................        285         9,696
Heartland Express, Inc. (b)....        513         7,649
Kansas City Southern (a).......        683        30,045
Knight Transportation, Inc.
  (b)..........................        511         9,351
Landstar Systems, Inc. (b).....        469        25,898
Old Dominion Freight Line, Inc.
  (a)(b).......................        270         8,105
Ryder Systems, Inc. (b)........        511        35,198
Werner Enterprises, Inc. (b)...        465         8,640
YRC Worldwide, Inc. (a)(b).....        507         7,539
                                             -----------
                                                 180,463
                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.3%
Actel Corp. (a)(b).............        227         3,825
Advanced Analogic Technologies,
  Inc. (a)(b)..................        406         1,677
Advanced Energy Industries,
  Inc. (a)(b)..................        308         4,220
Amkor Technology, Inc. (a)(b)..        958         9,973
Anadigics, Inc. (a)(b).........        557         5,486
Applied Micro Circuits Corp.
  (a)(b).......................        578         4,948
Atheros Communications, Inc.
  (a)(b).......................        526        15,780
Atmel Corp. (a)(b).............      3,997        13,910
ATMI, Inc. (a)(b)..............        286         7,985
Axcelis Technologies, Inc.
  (a)(b).......................        875         4,270
Brooks Automation, Inc. (a)....        532         4,400
Cabot Microelectronics Corp.
  (a)..........................        221         7,326
Cavium Networks, Inc. (a)(b)...        320         6,720
Cirrus Logic, Inc. (a)(b)......        522         2,902
Cohu, Inc. (b).................        190         2,789
Conexant Systems, Inc. (a)(b)..        398         1,791
Cree, Inc. (a)(b)..............        727        16,583
Cymer, Inc. (a)(b).............        266         7,150
Diodes, Inc. (a)(b)............        274         7,573
DSP Group, Inc. (a)(b).........        273         1,911
EMCORE Corp. (a)(b)............        577         3,612
Entegris, Inc. (a).............      1,019         6,674
Entropic Communications, Inc.
  (a)(b).......................        460         2,185
Exar Corp. (a)(b)..............        367         2,767
Fairchild Semiconductor
  International, Inc. (a)......      1,104        12,950
FEI Co. (a)....................        330         7,517
Formfactor, Inc. (a)(b)........        442         8,146
Hittite Microwave Corp.
  (a)(b).......................        152         5,414
Integrated Device Technology,
  Inc. (a).....................      1,525        15,158
International Rectifier Corp.
  (a)(b).......................        637        12,230
Kulicke & Soffa Industries,
  Inc. (a)(b)..................        469         3,419
Lattice Semiconductor Corp.
  (a)..........................        962         3,011
Mattson Technology, Inc.
  (a)(b).......................        450         2,142
Micrel, Inc. (b)...............        462         4,227
Microsemi Corp. (a)(b).........        631        15,889
MKS Instruments, Inc. (a)(b)...        393         8,607
Monolithic Power Systems, Inc.
  (a)..........................        266         5,751
Netlogic Microsystems, Inc.
  (a)(b).......................        153         5,080
OmniVision Technologies, Inc.
  (a)(b).......................        497         6,009
ON Semiconductor Corp. (a)(b)..      3,520        32,278
Photronics, Inc. (a)...........        338         2,380
PMC-Sierra, Inc. (a)(b)........      1,932        14,780
Power Integrations, Inc.
  (a)(b).......................        270         8,535
Rambus, Inc. (a)(b)............        935        17,830
RF Micro Devices, Inc. (a)(b)..      2,457         7,125
Rubicon Technology, Inc.
  (a)(b).......................        124         2,520
Semtech Corp. (a)(b)...........        549         7,724
Sigma Designs, Inc. (a)(b).....        236         3,278
Silicon Image, Inc. (a)........        652         4,727
Silicon Laboratories, Inc.
  (a)..........................        434        15,663
Silicon Storage Technology,
  Inc. (a).....................        730         2,022
Sirf Technology Holdings, Inc.
  (a)(b).......................        540         2,333
Skyworks Solutions, Inc.
  (a)(b).......................      1,443        14,242
Spansion, Inc. (a)(b)..........      1,140         2,565
Standard Microsystems Corp.
  (a)..........................        198         5,376
Teradyne, Inc. (a)(b)..........      1,545        17,103
Tessera Technologies, Inc.
  (a)(b).......................        427         6,990
Trident Microsystems, Inc.
  (a)(b).......................        518         1,891
TriQuint Semiconductor, Inc.
  (a)..........................      1,283         7,775
Ultratech, Inc. (a)............        163         2,530
Veeco Instruments, Inc.
  (a)(b).......................        269         4,326
Zoran Corp. (a)................        467         5,464
                                             -----------
                                                 451,464
                                             -----------
SOFTWARE -- 3.4%
ACI Worldwide, Inc. (a)(b).....        310         5,453
Advent Software, Inc. (a)(b)...        162         5,845
Ansoft Corp. (a)...............        137         4,987


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Ansys, Inc. (a)(b).............        697   $    32,843
Blackbaud, Inc. (b)............        397         8,496
Blackboard, Inc. (a)...........        253         9,672
Borland Software Corp. (a)(b)..        590           802
Commvault Systems, Inc.
  (a)(b).......................        288         4,792
Compuware Corp. (a)............      2,441        23,287
Concur Technologies, Inc.
  (a)(b).......................        384        12,760
Deltek, Inc. (a)(b)............         97           735
Epicor Software Corp. (a)(b)...        493         3,407
Factset Research Systems, Inc.
  (b)..........................        398        22,431
Fair Isaac Corp. (b)...........        448         9,305
FalconStor Software, Inc.
  (a)(b).......................        345         2,443
i2 Technologies, Inc. (a)(b)...        130         1,616
Informatica Corp. (a)(b).......        788        11,852
Jack Henry & Associates, Inc.
  (b)..........................        718        15,538
JDA Software Group, Inc.
  (a)(b).......................        270         4,887
Kenexa Corp. (a)(b)............        177         3,335
Lawson Software, Inc. (a)......      1,182         8,593
Macrovision Solutions Corp.
  (a)(b).......................        734        10,981
Magma Design Automation, Inc.
  (a)(b).......................        320         1,942
Manhattan Associates, Inc.
  (a)(b).......................        219         5,197
Mentor Graphics Corp. (a)......        797        12,593
MICROS Systems, Inc. (a)(b)....        732        22,319
MicroStrategy, Inc. (a)........         80         5,180
Midway Games, Inc. (a)(b)......         81           178
Monotype Imaging Holdings, Inc.
  (a)(b).......................        204         2,485
MSC Software Corp. (a).........        400         4,392
NetSuite, Inc. (a)(b)..........         60         1,228
Novell, Inc. (a)(b)............      3,109        18,312
Nuance Communications, Inc.
  (a)..........................      1,543        24,179
Parametric Technology Corp.
  (a)(b).......................      1,037        17,287
Progress Software Corp. (a)....        379         9,691
Quality Systems, Inc. (b)......        154         4,509
Quest Software, Inc. (a)(b)....        629         9,315
Radiant Systems, Inc. (a)(b)...        248         2,661
Secure Computing Corp. (a)(b)..        523         2,165
Solera Holdings, Inc. (a)......        482        13,332
Sonic Solutions, Inc. (a)(b)...        214         1,275
SPSS, Inc. (a)(b)..............        163         5,928
SuccessFactors, Inc. (a)(b)....        225         2,464
Sybase, Inc. (a)...............        698        20,535
Symyx Technologies, Inc.
  (a)(b).......................        265         1,850
Synchronoss Technologies, Inc.
  (a)(b).......................        164         1,481
Take-Two Interactive Software,
  Inc. (a).....................        677        17,311
Taleo Corp. (a)(b).............        189         3,703
THQ, Inc. (a)(b)...............        609        12,338
TIBCO Software, Inc. (a).......      1,659        12,691
TiVo, Inc. (a)(b)..............        853         5,263
Tyler Technologies, Inc.
  (a)(b).......................        341         4,627
Ultimate Software Group, Inc.
  (a)(b).......................        221         7,874
Vasco Data Security
  International (a)(b).........        224         2,359
Wind River Systems, Inc.
  (a)(b).......................        680         7,405
                                             -----------
                                                 468,129
                                             -----------
SPECIALTY RETAIL -- 2.3%
Aaron Rents, Inc. (Class B)
  (b)..........................        427         9,535
AC Moore Arts & Crafts, Inc.
  (a)(b).......................        173         1,220
Aeropostale, Inc. (a)(b).......        596        18,673
AnnTaylor Stores Corp. (a)(b)..        543        13,010
Asbury Automotive Group, Inc.
  (b)..........................        283         3,636
Barnes & Noble, Inc. (b).......        335         8,321
Bebe Stores, Inc. (b)..........        262         2,518
Big 5 Sporting Goods Corp.
  (b)..........................        168         1,272
Blockbuster, Inc. (Class A)
  (a)(b).......................      1,507         3,767
Borders Group, Inc. (b)........        427         2,562
Brown Shoe Co., Inc. (b).......        395         5,352
Build-A-Bear Workshop, Inc.
  (a)(b).......................        122           887
Cabela's, Inc. (a)(b)..........        365         4,019
Charlotte Russe Holding, Inc.
  (a)(b).......................        186         3,303
Charming Shoppes, Inc. (a)(b)..        868         3,984
Chico's FAS, Inc. (a)(b).......      1,598         8,581
Christopher & Banks Corp. (b)..        297         2,020
Circuit City Stores, Inc. (b)..      1,265         3,656
Coldwater Creek, Inc. (a)(b)...        528         2,788
Collective Brands, Inc.
  (a)(b).......................        570         6,629
Conn's, Inc. (a)(b)............         97         1,559
CSK Auto Corp. (a)(b)..........        383         4,014
Dick's Sporting Goods, Inc.
  (a)(b).......................        742        13,163
Dress Barn, Inc. (a)(b)........        398         5,325
DSW, Inc. (Class A) (a)(b).....        121         1,425
Foot Locker, Inc. (b)..........      1,393        17,343
Genesco, Inc. (a)(b)...........        203         6,267
Group 1 Automotive, Inc. (b)...        194         3,855
Gymboree Corp. (a).............        255        10,218
hhgregg, Inc. (a)..............        142         1,420
Hibbett Sports, Inc. (a)(b)....        253         5,338
Hot Topic, Inc. (a)............        356         1,926
J. Crew Group, Inc. (a)(b).....        459        15,152
Jo-Ann Stores, Inc. (a)(b).....        224         5,159
Jos. A. Bank Clothiers, Inc.
  (a)(b).......................        160         4,280
Lithia Motors, Inc. (Class A)
  (b)..........................        126           620
MarineMax, Inc. (a)(b).........        146         1,047
Mens Wearhouse, Inc. (b).......        414         6,744
New York & Co., Inc. (a).......        229         2,091
OfficeMax, Inc. ...............        678         9,424
Pacific Sunwear of California,
  Inc. (a).....................        639         5,451
Pier 1 Imports, Inc. (a)(b)....        680         2,339
RadioShack Corp. (b)...........      1,167        14,319
Rent-A-Center, Inc. (a)(b).....        594        12,219
Sally Beauty Holdings, Inc.
  (a)(b).......................        708         4,574
Select Comfort Corp. (a)(b)....        372           610
Sonic Automotive, Inc. (Class
  A)...........................        263         3,390
Stage Stores, Inc. ............        358         4,178
Stein Mart, Inc. (b)...........        217           979
Systemax, Inc. (b).............         87         1,535
Talbots, Inc. (b)..............        196         2,272
The Buckle, Inc. (b)...........        137         6,265
The Cato Corp. (Class A) (b)...        246         3,503
The Children's Place Retail
  Stores, Inc. (a)(b)..........        211         7,617
The Finish Line, Inc. (Class A)
  (a)..........................         64           557
Penske Automotive Group, Inc.
  (b)..........................        352         5,188
The Pep Boys -- Manny, Moe &
  Jack (b).....................        333         2,904
Tractor Supply Co. (a)(b)......        289         8,392
Tween Brands, Inc. (a)(b)......        213         3,506
Ulta Salon Cosmetics &
  Fragrance, Inc. (a)(b).......        247         2,776
West Marine, Inc. (a)(b).......        111           455
Zale Corp. (a)(b)..............        380         7,178
Zumiez, Inc. (a)(b)............        152         2,520
                                             -----------
                                                 324,830
                                             -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
American Apparel, Inc. (a)(b)..        302         2,008
Carter's, Inc. (a)(b)..........        504         6,965
Columbia Sportswear Co. (b)....        133         4,888


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
Deckers Outdoor Corp. (a)(b)...        116   $    16,147
Fossil, Inc. (a)(b)............        438        12,733
Hanesbrands, Inc. (a)(b).......        855        23,205
Iconix Brand Group, Inc.
  (a)(b).......................        513         6,197
Jones Apparel Group, Inc. (b)..        776        10,670
K-Swiss, Inc. (Class A) (b)....        229         3,366
Kenneth Cole Productions, Inc.
  (Class A) (b)................         75           952
Liz Claiborne, Inc. (b)........        844        11,943
Maidenform Brands, Inc. (a)....        158         2,133
Movado Group, Inc. (b).........        151         2,990
Oxford Industries, Inc. (b)....        127         2,432
Phillips-Van Heusen Corp. .....        457        16,735
Quiksilver, Inc. (a)...........      1,132        11,116
Skechers USA, Inc. (a).........        299         5,908
Steven Madden, Ltd. (a)(b).....        157         2,886
The Timberland Co. (Class A)
  (a)(b).......................        429         7,014
True Religion Apparel, Inc.
  (a)..........................        144         3,838
Under Armour, Inc. (Class A)
  (a)(b).......................        305         7,820
UniFirst Corp. (b).............        116         5,181
Volcom, Inc. (a)(b)............        128         3,063
Warnaco Group, Inc. (a)(b).....        409        18,025
Wolverine World Wide, Inc.
  (b)..........................        443        11,815
                                             -----------
                                                 200,030
                                             -----------
THRIFTS & MORTGAGE FINANCE -- 1.0%
Anchor Bancorp Wisconsin,
  Inc. ........................        163         1,143
Astoria Financial Corp. (b)....        776        15,582
Bank Mutual Corp. (b)..........        443         4,448
BankAtlantic Bancorp, Inc.
  (Class A) (b)................        381           670
BankUnited Financial Corp.
  (b)..........................        303           291
Beneficial Mutual Bancorp, Inc.
  (a)..........................        299         3,310
Brookline Bancorp, Inc. (b)....        542         5,176
Capitol Federal Financial......        182         6,845
Centerline Holding Co. (b).....        419           700
Clifton Savings Bancorp, Inc.
  (b)..........................        105         1,023
Corus Bankshares, Inc. (b).....        277         1,152
Dime Community Bancshares (b)..        268         4,425
Doral Financial Corp. (a)(b)...         44           596
Downey Financial Corp. (b).....        174           482
First Financial Holdings, Inc.
  (b)..........................         97         1,666
First Niagara Financial Group,
  Inc. (b).....................        959        12,333
First Place Financial Corp.
  (b)..........................        138         1,297
FirstFed Financial Corp.
  (a)(b).......................        112           900
Flagstar Bancorp, Inc. (b).....        306           921
Flushing Financial Corp. (b)...        161         3,051
Guaranty Financial Group, Inc.
  (a)(b).......................        297         1,595
IndyMac Bancorp, Inc. (b)......        677           420
Kearny Financial Corp. (b).....        175         1,925
MGIC Investment Corp. (b)......      1,112         6,794
NewAlliance Bancshares, Inc.
  (b)..........................        895        11,170
Northwest Bancorp, Inc. (b)....        168         3,666
Ocwen Financial Corp. (a)(b)...        303         1,409
Oritani Financial Corp. (a)....         99         1,584
PFF Bancorp, Inc. (b)..........        176           190
Provident Financial Services,
  Inc. (b).....................        503         7,047
Provident New York Bancorp
  (b)..........................        332         3,672
Radian Group, Inc. (b).........        681           987
Roma Financial Corp. ..........         74           969
The PMI Group, Inc. (b)........        676         1,318
TierOne Corp. (b)..............        146           670
TrustCo Bank Corp. NY (b)......        636         4,719
United Community Financial
  Corp. (b)....................        220           825
Washington Federal, Inc. ......        771        13,955
Wauwatosa Holdings, Inc.
  (a)(b).......................         80           850
WSFS Financial Corp. (b).......         56         2,498
                                             -----------
                                                 132,274
                                             -----------
TOBACCO -- 0.1%
Alliance One International,
  Inc. (a)(b)..................        822         4,200
Universal Corp. (b)............        249        11,260
Vector Group, Ltd. (b).........        310         5,000
                                             -----------
                                                  20,460
                                             -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.8%
Aircastle, Ltd. (b)............        406         3,414
Applied Industrial
  Technologies, Inc. (b).......        340         8,218
Beacon Roofing Supply, Inc.
  (a)(b).......................        380         4,032
GATX Corp. ....................        362        16,047
H&E Equipment Services, Inc.
  (a)(b).......................        158         1,899
Interline Brands, Inc. (a)(b)..        287         4,572
Kaman Corp. (Class A) (b)......        224         5,098
Lawson Products, Inc. (b)......         36           892
MSC Industrial Direct Co., Inc.
  (Class A) (b)................        391        17,247
RSC Holdings, Inc. (a)(b)......        407         3,769
Rush Enterprises, Inc. (a).....        289         3,471
TAL International Group,
  Inc. ........................        149         3,388
Textainer Group Holdings, Ltd.
  (b)..........................        167         3,262
United Rentals, Inc. (a).......        695        13,629
Watsco, Inc. (b)...............        224         9,363
WESCO International, Inc.
  (a)(b).......................        375        15,015
                                             -----------
                                                 113,316
                                             -----------
TRANSPORTATION INFRASTRUCTURE -- 0.1%
Macquarie Infrastructure Co.
  LLC (b)......................        409        10,344
                                             -----------
WATER UTILITIES -- 0.2%
American States Water Co. (b)..        150         5,241
Aqua America, Inc. (b).........      1,201        19,180
California Water Service Group
  (b)..........................        172         5,637
SJW Corp. .....................        113         2,983
                                             -----------
                                                  33,041
                                             -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
Centennial Communications Corp.
  (a)..........................        603         4,215
FiberTower Corp. (a)(b)........        747         1,046
ICO Global Communications
  Holdings, Ltd. (a)(b)........        974         3,175
iPCS, Inc. (a).................        139         4,119
Rural Cellular Corp. (a)(b)....         89         3,961
SBA Communications Corp.
  (a)(b).......................        906        32,625
Syniverse Holdings, Inc.
  (a)(b).......................        244         3,953
TerreStar Corp. (a)(b).........        634         2,523
USA Mobility, Inc. (a)(b)......        200         1,510
Virgin Mobile USA, Inc. (Class
  A) (a)(b)....................        473         1,301
                                             -----------
                                                  58,428
                                             -----------
TOTAL COMMON STOCKS --
  (Cost $16,176,596)...........               13,771,167
                                             -----------
WARRANTS -- 0.0%
COMMUNICATIONS EQUIPMENT -- 0.0%
Pegasus Wireless Corp.
  (Cost $0)....................         97             0
                                             -----------


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION               SHARES       VALUE
--------------------               ------       -----
SHORT TERM INVESTMENTS -- 29.4%
MONEY MARKET FUNDS -- 29.4%
State Street Navigator
  Securities Lending Prime
  Portfolio(c)(d)..............  3,968,716   $ 3,968,716
STIC Prime Portfolio...........     97,723        97,723
                                             -----------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $4,066,439)............                4,066,439
                                             -----------
TOTAL INVESTMENTS -- 129.1%
  (Cost $20,243,035)...........               17,837,606
OTHER ASSETS AND
  LIABILITIES -- (29.1)%.......               (4,020,867)
                                             -----------
NET ASSETS -- 100.0%...........              $13,816,739
                                             ===========




   (a) Non-income producing security.
   (b) Security, or portion thereof, was on loan at June 30, 2008.
   (c) Investments of cash collateral for securities loaned.
   (d) Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements.

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.7%
AEROSPACE & DEFENSE -- 1.5%
AAR Corp. (a)(b)..............       4,066   $     55,013
American Science &
  Engineering, Inc. (b).......         961         49,520
Applied Energetics, Inc.
  (a)(b)......................       3,850          6,121
Argon ST, Inc. (a)(b).........       1,294         32,091
BE Aerospace, Inc. (a)(b).....       9,808        228,428
Ceradyne, Inc. (a)(b).........       2,722         93,365
DynCorp International, Inc.
  (a)(b)......................       2,371         35,921
Hexcel Corp. (a)(b)...........       9,869        190,472
Moog, Inc. (a)(b).............       3,973        147,955
Orbital Sciences Corp.
  (a)(b)......................       6,109        143,928
Stanley, Inc. (a)(b)..........       1,473         49,375
Taser International, Inc.
  (a)(b)......................       6,372         31,796
Teledyne Technologies, Inc.
  (a)(b)......................       3,430        167,350
TransDigm Group, Inc. (a)(b)..       2,570         86,326
                                             ------------
                                                1,317,661
                                             ------------
AIR FREIGHT & LOGISTICS -- 0.5%
Air Transport Services Group,
  Inc. (a)(b).................       5,124          5,124
Forward Air Corp. (b).........       3,016        104,353
HUB Group, Inc. (Class A)
  (a)(b)......................       3,882        132,493
UTI Worldwide, Inc. (b).......       9,305        185,635
                                             ------------
                                                  427,605
                                             ------------
AIRLINES -- 0.4%
AirTran Holdings, Inc.
  (a)(b)......................      12,015         24,511
Allegiant Travel Co. (a)(b)...       1,351         25,115
Continental Airlines, Inc.
  (Class B) (a)(b)............      11,443        115,689
ExpressJet Holdings, Inc.
  (a)(b)......................       5,119          2,815
JetBlue Airways Corp. (a)(b)..      19,799         73,850
Republic Airways Holdings,
  Inc. (a)(b).................       3,709         32,120
SkyWest, Inc. (b).............       6,165         77,987
US Airways Group, Inc.
  (a)(b)......................       9,204         23,010
                                             ------------
                                                  375,097
                                             ------------
AUTO COMPONENTS -- 0.5%
Drew Industries, Inc. (a)(b)..       2,121         33,830
Exide Technologies (a)(b).....       6,761        113,314
Gentex Corp. (b)..............      15,201        219,503
Tenneco Automotive, Inc.
  (a)(b)......................       4,893         66,202
                                             ------------
                                                  432,849
                                             ------------
AUTOMOBILES -- 0.1%
Fleetwood Enterprises, Inc.
  (a)(b)......................       6,415         16,807
Thor Industries, Inc. (b).....       4,117         87,528
                                             ------------
                                                  104,335
                                             ------------
BEVERAGES -- 0.4%
Boston Beer Co., Inc. (a)(b)..       1,032         41,982
Central European Distribution
  Corp. (a)...................       3,425        253,964
Coca-Cola Hellenic Bottling
  Co. SA (b)..................         378         13,978
                                             ------------
                                                  309,924
                                             ------------
BIOTECHNOLOGY -- 4.5%
Acorda Therapeutics, Inc.
  (a)(b)......................       3,479        114,216
Affymax, Inc. (a)(b)..........         545          8,671
Alexion Pharmaceuticals, Inc.
  (a)(b)......................       3,897        282,532
Alkermes, Inc. (a)(b).........      10,404        128,593
Alnylam Pharmaceuticals, Inc.
  (a)(b)......................       3,503         93,635
Applera Corp. -- Celera
  Genomics Group (a)(b).......       8,576         97,423
Arena Pharmaceuticals, Inc.
  (a)(b)......................       7,204         37,389
Ariad Pharmaceuticals, Inc.
  (a)(b)......................       6,462         15,509
Cepheid, Inc. (a)(b)..........       5,893        165,711
Cougar Biotechnology, Inc.
  (a)(b)......................       1,895         45,158
Cubist Pharmaceuticals, Inc.
  (a)(b)......................       6,031        107,714
CV Therapeutics, Inc. (a)(b)..       5,625         46,294
Dendreon Corp. (a)(b).........       8,508         37,861
Enzon Pharmaceuticals, Inc.
  (a)(b)......................       4,157         29,598
Genomic Health, Inc. (a)(b)...       1,786         34,202
Geron Corp. (a)(b)............       7,825         26,996
GTx, Inc. (a)(b)..............       1,546         22,185
Halozyme Therapeutics, Inc.
  (a)(b)......................       6,594         35,476
Human Genome Sciences, Inc.
  (a)(b)......................      14,511         75,602
ImClone Systems, Inc. (a).....       6,527        264,082
Incyte Corp. (a)(b)...........       8,326         63,361
Indevus Pharmaceuticals, Inc.
  (a)(b)......................       7,891         12,389
InterMune, Inc. (a)(b)........       3,081         40,423
Isis Pharmaceuticals, Inc.
  (a)(b)......................       9,450        128,804
Keryx Biopharmaceuticals, Inc.
  (a).........................       3,690          1,808
Lexicon Genetics, Inc.
  (a)(b)......................      10,035         16,056
Ligand Pharmaceuticals, Inc.
  (Class B) (a)(b)............       7,068         18,377
MannKind Corp. (a)(b).........       5,025         15,075
Martek Biosciences Corp.
  (a)(b)......................       3,433        115,726
Maxygen, Inc. (a)(b)..........       2,789          9,455
Medarex, Inc. (a)(b)..........      13,598         89,883
Momenta Pharmaceuticals, Inc.
  (a)(b)......................       3,053         37,552
Myriad Genetics, Inc. (a)(b)..       4,623        210,439
Neurocrine Biosciences, Inc.
  (a)(b)......................       3,590         15,042
Onyx Pharmaceuticals, Inc.
  (a)(b)......................       5,829        207,512
Opko Health, Inc. (a).........       9,271         14,092
OSI Pharmaceuticals, Inc.
  (a)(b)......................       6,075        251,019
PDL BioPharma, Inc. (b).......      12,147        129,001
Progenics Pharmaceuticals,
  Inc. (a)(b).................       2,585         41,024
Regeneron Pharmaceuticals,
  Inc. (a)(b).................       8,541        123,332
Rigel Pharmaceuticals, Inc.
  (a)(b)......................       3,802         86,153
Sangamo Biosciences, Inc.
  (a)(b)......................       4,105         40,845
Savient Pharmaceuticals, Inc.
  (a).........................       5,775        146,108
Seattle Genetics, Inc.
  (a)(b)......................       5,885         49,787
Theravance, Inc. (a)(b).......       5,243         62,234
United Therapeutics Corp.
  (a).........................       2,338        228,539
Zymogenetics, Inc. (a)(b).....       3,605         30,354
                                             ------------
                                                3,853,237
                                             ------------
BUILDING PRODUCTS -- 0.2%
Builders FirstSource, Inc.
  (a)(b)......................       1,920         10,195
Griffon Corp. (a)(b)..........       2,561         22,435
Simpson Manufacturing Co.,
  Inc. (b)....................       4,080         96,859
                                             ------------
                                                  129,489
                                             ------------
CAPITAL MARKETS -- 1.5%
Affiliated Managers Group,
  Inc. (a)(b).................       4,260        383,655
BGC Partners, Inc. (a)........       3,157         23,835
Calamos Asset Management, Inc.
  (Class A) (b)...............       2,188         37,262
E*TRADE Financial Corp.
  (a)(b)......................      45,036        141,413
GFI Group, Inc. (b)...........       6,813         61,385
Greenhill & Co., Inc. (b).....         924         49,767
KBW, Inc. (a)(b)..............       3,197         65,794
Knight Capital Group, Inc.
  (Class A) (a)(b)............       9,743        175,179
Lazard, Ltd. .................       4,889        166,959
optionsXpress Holdings, Inc.
  (b).........................       4,855        108,461
Penson Worldwide, Inc.
  (a)(b)......................       1,688         20,172


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Riskmetrics Group, Inc.
  (a)(b)......................       1,378   $     27,064
TradeStation Group, Inc.
  (a)(b)......................       3,279         33,282
                                             ------------
                                                1,294,228
                                             ------------
CHEMICALS -- 1.0%
American Vanguard Corp. (b)...       1,726         21,230
Calgon Carbon Corp. (a)(b)....       3,900         60,294
Flotek Industries, Inc.
  (a)(b)......................       2,322         47,880
LSB Industries, Inc. (a)......       1,783         35,303
Nalco Holding Co. (b).........      14,773        312,449
PolyOne Corp. (a)(b)..........       8,639         60,214
Rockwood Holdings, Inc. (a)...       4,768        165,926
The Scotts Miracle-Gro Co.
  (Class A)...................       4,643         81,577
Zoltek Cos., Inc. (a)(b)......       2,720         65,960
                                             ------------
                                                  850,833
                                             ------------
COMMERCIAL BANKS -- 0.5%
Bank of the Ozarks, Inc. (b)..       1,193         17,728
Boston Private Financial
  Holdings, Inc. (b)..........       3,683         20,883
Cascade Bancorp (b)...........       2,052         15,800
CoBiz, Inc. (b)...............       1,812         11,923
East West Bancorp, Inc. (b)...       6,855         48,396
Guaranty Bancorp(a)(b)........       5,995         21,582
Hanmi Financial Corp. (b).....       4,638         24,164
Nara Bancorp, Inc. (b)........       2,088         22,404
PrivateBancorp, Inc. (b)......       3,143         95,484
Signature Bank (a)(b).........       3,205         82,561
Texas Capital Bancshares, Inc.
  (a)(b)......................       2,543         40,688
UCBH Holdings, Inc. (b).......      10,463         23,542
Virginia Commerce Bancorp,
  Inc. (a)(b).................       2,129         11,049
Western Alliance Bancorp
  (a)(b)......................       2,360         18,314
                                             ------------
                                                  454,518
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.8%
ACCO Brands Corp. (a)(b)......       5,882         66,055
Administaff, Inc. (b).........       2,382         66,434
Advisory Board Co. (a)(b).....       1,844         72,525
American Reprographics Co.
  (a)(b)......................       3,953         65,817
CBIZ, Inc. (a)(b).............       4,948         39,337
Cenveo, Inc. (a)(b)...........       5,022         49,065
Clean Harbors, Inc. (a)(b)....       2,020        143,541
Copart, Inc. (a)..............       6,895        295,244
Corrections Corp. of
  America(a)..................      13,016        357,550
CoStar Group, Inc. (a)(b).....       2,033         90,367
CRA International, Inc. (a)...       1,207         43,633
Diamond Management &
  Technology Consultants, Inc.
  (b).........................       2,961         15,427
EnergySolutions, Inc. (b).....       3,560         79,566
EnerNOC, Inc. (a)(b)..........       1,257         22,563
First Advantage Corp. (Class
  A) (a)(b)...................       1,197         18,972
FTI Consulting, Inc. (a)(b)...       5,127        350,994
Fuel Tech, Inc. (a)(b)........       1,713         30,183
GeoEye, Inc. (a)(b)...........       1,898         33,614
Healthcare Services Group,
  Inc. (b)....................       3,830         58,254
Herman Miller, Inc. (b).......       5,917        147,274
Huron Consulting Group, Inc.
  (a)(b)......................       1,881         85,285
Innerworkings, Inc. (a)(b)....       2,792         33,392
Interface, Inc. (Class A)
  (b).........................       5,449         68,276
Kforce, Inc. (a)(b)...........       3,960         33,620
Knoll, Inc. ..................       4,999         60,738
Korn/Ferry International (a)..       4,842         76,165
LECG Corp. (a)(b).............       2,241         19,586
M&F Worldwide Corp. (a)(b)....       1,437         56,489
Mine Safety Appliances Co.
  (b).........................       2,348         93,897
Mobile Mini, Inc. (a)(b)......       3,576         71,520
Navigant Consulting, Inc.
  (a)(b)......................       4,940         96,626
Resources Connection, Inc.
  (b).........................       4,761         96,886
Rollins, Inc. (b).............       5,310         78,694
Schawk, Inc. .................       1,151         13,801
Spherion Corp. (a)(b).........       5,355         24,740
Steelcase, Inc. (Class A)
  (b).........................       6,226         62,447
Sykes Enterprises, Inc.
  (a)(b)......................       3,370         63,558
Team, Inc. (a)(b).............       2,000         68,640
Tetra Tech, Inc. (a)(b).......       6,112        138,253
The Brink's Co. ..............       4,307        281,764
The Corporate Executive Board
  Co. (b).....................       3,527        148,310
The Geo Group, Inc. (a)(b)....       5,401        121,523
TrueBlue, Inc. (a)(b).........       4,629         61,149
Waste Connections, Inc.
  (a)(b)......................       6,957        222,137
                                             ------------
                                                4,123,911
                                             ------------
COMMUNICATIONS EQUIPMENT -- 3.8%
3Com Corp. (a)(b).............      42,904         90,956
Acme Packet, Inc. (a)(b)......       3,409         26,454
ADC Telecommunications, Inc.
  (a).........................      12,226        180,578
Adtran, Inc. .................       6,659        158,751
Airvana, Inc. (a)(b)..........       2,557         13,706
Arris Group, Inc. (a).........      12,733        107,594
Aruba Networks, Inc. (a)(b)...       3,261         17,055
Avocent Corp. (a)(b)..........       4,631         86,137
BigBand Networks, Inc.
  (a)(b)......................       4,252         20,112
Blue Coat Systems, Inc.
  (a)(b)......................       4,179         58,966
Brocade Communications
  Systems, Inc. (a)...........      39,448        325,052
CIENA Corp. (a)(b)............       9,250        214,322
Comtech Telecommunications
  Corp. (a)(b)................       2,596        127,204
Extreme Networks, Inc.
  (a)(b)......................      11,886         33,756
F5 Networks, Inc. (a)(b)......       8,560        243,275
Finisar Corp. (a)(b)..........      27,350         32,546
Foundry Networks, Inc. (a)....      13,524        159,854
Harmonic, Inc. (a)............       9,727         92,504
Harris Stratex Networks, Inc.
  (a)(b)......................       2,220         21,068
Hughes Communications, Inc.
  (a)(b)......................         899         44,132
Infinera Corp. (a)(b).........       9,649         85,104
InterDigital, Inc. (a)(b).....       4,787        116,420
Ixia (a)(b)...................       3,429         23,832
Netgear, Inc. (a).............       3,881         53,791
Neutral Tandem, Inc. (a)(b)...       2,167         37,922
Nextwave Wireless, Inc.
  (a)(b)......................       4,930         19,917
OpNext, Inc. (a)(b)...........       2,061         11,088
Plantronics, Inc. (b).........       5,208        116,243
Polycom, Inc. (a)(b)..........       9,170        223,381
Riverbed Technology, Inc.
  (a)(b)......................       5,744         78,808
ShoreTel, Inc. (a)(b).........       1,812          8,009
Sonus Networks, Inc. (a)(b)...      27,974         95,671
Starent Networks Corp.
  (a)(b)......................       3,506         44,105
Sycamore Networks, Inc.
  (a)(b)......................      20,652         66,499
Tekelec (a)(b)................       6,150         90,466
Utstarcom, Inc. (a)(b)........       9,960         54,481
ViaSat, Inc. (a)..............       2,933         59,276
                                             ------------
                                                3,239,035
                                             ------------
COMPUTERS & PERIPHERALS -- 0.9%
Avid Technology, Inc. (a)(b)..       3,103         52,720
Data Domain, Inc. (a)(b)......       3,725         86,904
Hypercom Corp. (a)(b).........       4,784         21,050


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Intermec, Inc. (a)............       5,103   $    107,571
Isilon Systems, Inc. (a)(b)...       2,356         10,461
Novatel Wireless, Inc.
  (a)(b)......................       3,342         37,196
Palm, Inc. (b)................       9,694         52,251
QLogic Corp. (a)(b)...........      14,307        208,739
Quantum Corp. (a)(b)..........      22,643         30,568
Rackable Systems, Inc. (a)....       3,220         43,148
Stratasys, Inc. (a)(b)........       2,062         38,064
Synaptics, Inc. (a)(b)........       2,379         89,760
                                             ------------
                                                  778,432
                                             ------------
CONSTRUCTION & ENGINEERING -- 0.5%
Aecom Technology Corp.
  (a)(b)......................       7,703        250,579
Layne Christensen Co. (a)(b)..       2,012         88,105
Perini Corp. (a)(b)...........       2,547         84,178
Pike Electric Corp. (a)(b)....       1,632         27,108
                                             ------------
                                                  449,970
                                             ------------
CONSTRUCTION MATERIALS -- 0.2%
Eagle Materials, Inc. (b).....       4,748        120,267
Headwaters, Inc. (a)(b).......       4,683         55,119
                                             ------------
                                                  175,386
                                             ------------
CONSUMER FINANCE -- 0.5%
AmeriCredit Corp. (a)(b)......      12,340        106,371
Cardtronics, Inc. (a)(b)......         943          8,365
Cash America International,
  Inc. (b)....................       3,031         93,961
CompuCredit Corp. (a)(b)......       3,058         18,348
Credit Acceptance Corp.
  (a)(b)......................         193          4,933
Ezcorp, Inc. (a)(b)...........       3,835         48,896
First Cash Financial Services,
  Inc. (a)(b).................       2,760         41,372
Nelnet, Inc. (b)..............       3,009         33,791
The First Marblehead Corp.
  (a)(b)......................       7,057         18,137
World Acceptance Corp.
  (a)(b)......................       1,578         53,131
                                             ------------
                                                  427,305
                                             ------------
CONTAINERS & PACKAGING -- 0.1%
Graphic Packaging Holding Co.
  (a)(b)......................       8,585         17,342
Myers Industries, Inc. (b)....       2,646         21,565
                                             ------------
                                                   38,907
                                             ------------
DISTRIBUTORS -- 0.3%
LKQ Corp. (a)(b)..............      14,139        255,492
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 1.9%
American Public Education,
  Inc. (a)(b).................       1,304         50,908
Capella Education Co. (a)(b)..       1,553         92,636
Career Education Corp.
  (a)(b)......................       9,375        136,969
Coinstar, Inc. (a)(b).........       2,801         91,621
Corinthian Colleges, Inc.
  (a)(b)......................       9,010        104,606
DeVry, Inc. (b)...............       6,463        346,546
Jackson Hewitt Tax Service,
  Inc. (b)....................       2,839         34,693
Lincoln Educational Services
  Corp. (a)(b)................         239          2,780
Matthews International Corp.
  (Class A) (b)...............       3,321        150,308
Pre-Paid Legal Services, Inc.
  (a)(b)......................         859         34,893
Sotheby's (b).................       7,166        188,967
Steiner Leisure, Ltd. (a).....       1,591         45,105
Strayer Education, Inc. ......       1,457        304,615
thinkorswim Group, Inc.
  (a)(b)......................       4,742         33,431
Universal Technical Institute,
  Inc. (a)(b).................       2,244         27,960
                                             ------------
                                                1,646,038
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
Asset Acceptance Capital Corp.
  (b).........................       1,635         19,980
MarketAxess Holdings, Inc.
  (a)(b)......................       3,049         23,050
NewStar Financial, Inc.
  (a)(b)......................       2,126         12,565
Portfolio Recovery Associates,
  Inc. (a)(b).................       1,611         60,412
                                             ------------
                                                  116,007
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
Cbeyond, Inc. (a)(b)..........       2,096         33,578
Cincinnati Bell, Inc. (a)(b)..      24,904         99,118
Cogent Communications Group,
  Inc. (a)(b).................       4,641         62,189
General Communication, Inc.
  (Class A) (a)(b)............       4,446         30,544
Global Crossing, Ltd. (a)(b)..       2,468         44,276
Globalstar, Inc. (a)(b).......       7,161         20,266
NTELOS Holdings Corp. (b).....       2,933         74,410
PAETEC Holding Corp. (a)(b)...      13,224         83,972
Premiere Global Services, Inc.
  (a)(b)......................       5,739         83,675
tw telecom, Inc. (a)(b).......      15,173        243,223
Vonage Holdings Corp. (a)(b)..       3,804          6,315
                                             ------------
                                                  781,566
                                             ------------
ELECTRIC UTILITIES -- 0.7%
ITC Holdings Corp. (b)........       5,178        264,647
Sierra Pacific Resources......      24,408        310,226
                                             ------------
                                                  574,873
                                             ------------
ELECTRICAL EQUIPMENT -- 2.0%
Acuity Brands, Inc. (b).......       4,362        209,725
Advanced Battery Technologies,
  Inc. (a)(b).................       4,187         24,159
American Superconductor Corp.
  (a)(b)......................       4,074        146,053
Encore Wire Corp. (b).........       1,987         42,104
Ener1, Inc. (a)(b)............       3,800         28,196
Energy Conversion Devices,
  Inc. (a)....................       4,204        309,583
EnerSys (a)...................       4,542        155,473
Evergreen Solar, Inc. (a)(b)..      11,876        115,078
Franklin Electric Co., Inc.
  (b).........................       1,863         72,247
FuelCell Energy, Inc. (a)(b)..       6,809         48,344
General Cable Corp. (a)(b)....       5,499        334,614
II-VI, Inc. (a)(b)............       2,729         95,297
Lime Energy Co. (a)...........         473          3,074
Medis Technologies, Ltd.
  (a)(b)......................       2,089          7,040
Orion Energy Systems, Inc.
  (a)(b)......................       2,343         23,430
Plug Power, Inc. (a)(b).......       8,105         19,047
Polypore International, Inc.
  (a)(b)......................       1,685         42,681
Power-One, Inc. (a)(b)........       7,094         13,408
                                             ------------
                                                1,689,553
                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
Benchmark Electronics, Inc.
  (a)(b)......................       7,114        116,243
Brightpoint, Inc. (a)(b)......       5,066         36,982
Cogent, Inc. (a)(b)...........       4,415         50,199
Cognex Corp. (b)..............       4,052         93,399
Coherent, Inc. (a)............       2,367         70,750
CTS Corp. ....................       3,382         33,989
Daktronics, Inc. (b)..........       3,829         77,231


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Echelon Corp. (a)(b)..........       3,674   $     40,047
Electro Scientific Industries,
  Inc. (a)(b).................       2,844         40,299
FARO Technologies, Inc.
  (a)(b)......................       1,629         41,002
ICx Technologies, Inc.
  (a)(b)......................       1,598         11,665
Insight Enterprises, Inc.
  (a)(b)......................       5,018         58,861
IPG Photonics Corp. (a)(b)....       2,200         41,382
Itron, Inc. (a)...............       3,563        350,421
L-1 Identity Solutions, Inc.
  (a).........................       7,530        100,300
Measurement Specialties, Inc.
  (a)(b)......................       1,251         22,005
Multi-Fineline Electronix,
  Inc. (a)(b).................         832         23,021
National Instruments Corp.
  (b).........................       5,955        168,943
Newport Corp. (a)(b)..........       3,895         44,364
Plexus Corp. (a)(b)...........       4,459        123,425
Rofin-Sinar Technologies, Inc.
  (a)(b)......................       3,029         91,476
Rogers Corp. (a)(b)...........       1,817         68,301
Sanmina-SCI Corp. (a).........      54,151         69,313
Scansource, Inc. (a)(b).......       2,623         70,191
Smart Modular Technologies
  (WWH), Inc. (a)(b)..........       3,464         13,267
TTM Technologies, Inc. (a)....       4,666         61,638
Universal Display Corp.
  (a)(b)......................       3,256         40,114
                                             ------------
                                                1,958,828
                                             ------------
ENERGY EQUIPMENT & SERVICES -- 6.4%
Allis-Chalmers Energy, Inc.
  (a).........................       3,063         54,521
Atwood Oceanics, Inc. (a)(b)..       2,867        356,483
Basic Energy Services, Inc.
  (a).........................       2,431         76,576
Cal Dive International, Inc.
  (a)(b)......................       3,989         57,003
CARBO Ceramics, Inc. (b)......       2,219        129,479
Complete Production Services,
  Inc. (a)(b).................       5,116        186,325
Dresser-Rand Group, Inc. (a)..       8,951        349,984
Dril-Quip, Inc. (a)...........       3,296        207,648
Exterran Partners LP..........       1,152         35,793
Global Industries, Ltd. (a)...       9,124        163,593
Grey Wolf, Inc. (a)(b)........      18,710        168,951
Helix Energy Solutions Group,
  Inc. (a)(b).................       8,763        364,891
Hercules Offshore, Inc.
  (a)(b)......................       9,442        358,985
Hornbeck Offshore Services,
  Inc. (a)(b).................       2,562        144,779
ION Geophysical Corp. (a)(b)..       8,988        156,841
Key Energy Services, Inc.
  (a)(b)......................      13,090        254,208
Matrix Service Co. (a)(b).....       2,749         63,392
NATCO Group, Inc. (a)(b)......       1,851        100,935
Newpark Resources, Inc.
  (a)(b)......................       9,348         73,475
Oceaneering International,
  Inc. (a)(b).................       5,813        447,892
Oil States International, Inc.
  (a)(b)......................       5,204        330,142
Parker Drilling Co. (a)(b)....      11,548        115,595
Pioneer Drilling Co. (a)(b)...       4,997         93,994
RPC, Inc. (b).................       3,383         56,834
Superior Energy Services, Inc.
  (a)(b)......................       8,472        467,146
Superior Well Services, Inc.
  (a)(b)......................       1,581         50,133
T-3 Energy Services, Inc.
  (a).........................       1,268        100,768
Tetra Technologies, Inc.
  (a)(b)......................       7,743        183,587
Trico Marine Services, Inc.
  (a)(b)......................       1,370         49,895
W-H Energy Services, Inc.
  (a).........................       3,193        305,698
                                             ------------
                                                5,505,546
                                             ------------
FOOD & STAPLES RETAILING -- 0.5%
Arden Group, Inc. (Class A)
  (b).........................         106         13,434
Pantry, Inc. (a)(b)...........       2,242         23,900
Pricesmart, Inc. (b)..........       1,655         32,736
Rite Aid Corp. (a)(b).........      58,188         92,519
Spartan Stores, Inc. (b)......       2,422         55,706
United Natural Foods, Inc.
  (a)(b)......................       4,032         78,543
Winn-Dixie Stores, Inc.
  (a)(b)......................       5,903         94,566
                                             ------------
                                                  391,404
                                             ------------
FOOD PRODUCTS -- 0.6%
Cal-Maine Foods, Inc. (b).....       1,264         41,699
Darling International, Inc.
  (a)(b)......................       8,424        139,165
Flowers Foods, Inc. (b).......       8,842        250,582
Green Mountain Coffee
  Roasters, Inc. (a)(b).......       1,825         68,565
J&J Snack Foods Corp. (b).....       1,527         41,855
                                             ------------
                                                  541,866
                                             ------------
GAS UTILITIES -- 0.1%
Spectra Energy Partners LP....       1,653         38,102
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.8%
Abaxis, Inc. (a)(b)...........       2,319         55,957
ABIOMED, Inc. (a)(b)..........       3,067         54,439
Accuray, Inc. (a)(b)..........       3,864         28,169
Align Technology, Inc.
  (a)(b)......................       6,203         65,069
American Medical Systems
  Holdings, Inc. (a)(b).......       7,803        116,655
Arthrocare Corp. (a)(b).......       2,745        112,023
Aspect Medical Systems, Inc.
  (a)(b)......................       1,105          6,950
Conceptus, Inc. (a)(b)........       2,422         44,783
Cyberonics, Inc. (a)(b).......       2,339         50,756
Edwards Lifesciences Corp.
  (a)(b)......................       5,779        358,529
ev3, Inc. (a)(b)..............       7,101         67,318
Gen-Probe, Inc. (a)...........       5,659        268,689
Greatbatch, Inc. (a)(b).......       2,505         43,337
Haemonetics Corp. (a).........       2,647        146,803
I-Flow Corp. (a)(b)...........       2,776         28,176
ICU Medical, Inc. (a)(b)......       1,271         29,080
IDEXX Laboratories, Inc.
  (a)(b)......................       6,366        310,279
Immucor, Inc. (a)(b)..........       7,350        190,218
Insulet Corp. (a)(b)..........       2,312         36,368
Integra LifeSciences Holdings
  Corp. (a)(b)................       1,900         84,512
Inverness Medical Innovations,
  Inc. (a)(b).................       8,071        267,715
Kensey Nash Corp. (a)(b)......         954         30,576
Masimo Corp. (a)(b)...........       4,409        151,449
Mentor Corp. (b)..............       3,501         97,398
Meridian Bioscience, Inc.
  (b).........................       4,280        115,218
Merit Medical Systems, Inc.
  (a).........................       3,071         45,144
NuVasive, Inc. (a)............       3,732        166,671
OraSure Technologies, Inc.
  (a)(b)......................       4,461         16,684
Orthofix International N.V.
  (a)(b)......................       1,686         48,810
Palomar Medical Technologies,
  Inc. (a)(b).................       1,556         15,529
Quidel Corp. (a)(b)...........       3,372         55,705
ResMed, Inc. (a)(b)...........       8,096        289,351
Sirona Dental Systems, Inc.
  (a)(b)......................       1,960         50,803
SonoSite, Inc. (a)(b).........       1,655         46,357
SurModics, Inc. (a)(b)........       1,714         76,856
Symmetry Medical, Inc.
  (a)(b)......................       3,247         52,666
Thoratec Corp. (a)(b).........       5,503         95,697
TomoTherapy, Inc. (a)(b)......       2,814         25,129
Trans1, Inc. (a)(b)...........       1,110         16,728
Volcano Corp. (a).............       3,159         38,540
West Pharmaceutical Services,
  Inc. (b)....................       3,374        146,027
Wright Medical Group, Inc.
  (a)(b)......................       3,946        112,106
Zoll Medical Corp. (a)........       2,217         74,646
                                             ------------
                                                4,133,915
                                             ------------


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
HEALTH CARE PROVIDERS & SERVICES -- 3.3%
Air Methods Corp. (a)(b)......       1,160   $     29,000
Alliance Imaging, Inc.
  (a)(b)......................       2,314         20,062
Amedisys, Inc. (a)(b).........       2,772        139,764
AMERIGROUP Corp. (a)(b).......       5,638        117,270
AMN Healthcare Services, Inc.
  (a)(b)......................       3,466         58,645
AmSurg Corp. (a)(b)...........       3,393         82,620
Apria Healthcare Group, Inc.
  (a)(b)......................       4,403         85,374
Assisted Living Concepts, Inc.
  (a)(b)......................       5,765         31,707
athenahealth, Inc. (a)........       2,201         67,703
Brookdale Senior Living, Inc.
  (b).........................       4,424         90,073
CardioNet, Inc. (a)(b)........         500         13,315
Centene Corp. (a)(b)..........       4,741         79,601
Cross Country Healthcare, Inc.
  (a)(b)......................       3,225         46,472
Emeritus Corp. (a)(b).........       2,489         36,389
Genoptix, Inc. (a)(b).........         919         28,994
Gentiva Health Services, Inc.
  (a)(b)......................       2,876         54,788
HealthExtras, Inc. (a)........       3,624        109,227
Healthspring, Inc. (a)(b).....       5,911         99,778
Healthways, Inc. (a)(b).......       3,623        107,241
HMS Holdings Corp. (a)(b).....       2,297         49,317
inVentiv Health, Inc. (a)(b)..       3,290         91,429
IPC The Hospitalist Co.
  (a)(b)......................         529          9,956
LCA-Vision, Inc. (b)..........       1,925          9,182
Medcath Corp. (a)(b)..........       1,341         24,111
Molina Healthcare, Inc.
  (a)(b)......................       1,420         34,563
National Healthcare Corp.
  (b).........................         780         35,747
Nighthawk Radiology Holdings,
  Inc. (a)(b).................       1,659         11,746
Odyssey Healthcare, Inc.
  (a)(b)......................       3,187         31,041
Pediatrix Medical Group, Inc.
  (a)(b)......................       4,929        242,655
PSS World Medical, Inc.
  (a)(b)......................       6,468        105,428
Psychiatric Solutions, Inc.
  (a)(b)......................       5,503        208,234
Skilled Healthcare Group, Inc.
  (Class A) (a)(b)............       2,058         27,618
Sun Healthcare Group, Inc.
  (a)(b)......................       4,022         53,855
Sunrise Assisted Living, Inc.
  (a)(b)......................       4,708        105,836
Triple-S Management Corp.
  (Class B) (a)(b)............       1,539         25,163
Universal American Financial
  Corp. (a)(b)................       4,328         44,232
VCA Antech, Inc. (a)(b).......       8,744        242,908
Virtual Radiologic Corp.
  (a)(b)......................         782         10,362
WellCare Health Plans, Inc.
  (a).........................       4,471        161,627
                                             ------------
                                                2,823,033
                                             ------------
HEALTH CARE TECHNOLOGY -- 0.8%
Allscripts Healthcare
  Solutions, Inc. (a)(b)......       5,680         70,489
Eclipsys Corp. (a)(b).........       5,071         93,104
HLTH Corp. (a)(b).............      18,961        214,638
MedAssets, Inc. (a)(b)........       3,038         51,798
Omnicell, Inc. (a)(b).........       3,439         45,326
Phase Forward, Inc. (a)(b)....       4,601         82,680
The TriZetto Group, Inc.
  (a)(b)......................       4,929        105,382
                                             ------------
                                                  663,417
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
Ambassadors Group, Inc. (b)...       1,686         25,155
Ameristar Casinos, Inc. (b)...       2,328         32,173
Bally Technologies, Inc.
  (a)(b)......................       5,210        176,098
BJ's Restaurants, Inc.
  (a)(b)......................       1,691         16,453
Boyd Gaming Corp. ............       6,222         78,148
Brinker International, Inc.
  (b).........................      10,565        199,679
Buffalo Wild Wings, Inc.
  (a)(b)......................       1,627         40,398
Burger King Holdings, Inc. ...       9,623        257,800
California Pizza Kitchen, Inc.
  (a)(b)......................       2,780         31,108
CEC Entertainment, Inc.
  (a)(b)......................       2,569         71,958
Chipotle Mexican Grill, Inc.
  (a).........................       3,448        284,874
Choice Hotels International,
  Inc. (b)....................       3,548         94,022
CKE Restaurants, Inc. (b).....       5,061         63,111
Gaylord Entertainment Co.
  (a)(b)......................       4,416        105,807
Great Wolf Resorts, Inc.
  (a)(b)......................       2,886         12,612
Isle of Capri Casinos, Inc.
  (a)(b)......................       2,411         11,549
Krispy Kreme Doughnuts, Inc.
  (a)(b)......................       5,674         28,313
Life Time Fitness, Inc.
  (a)(b)......................       3,694        109,158
Morgans Hotel Group Co.
  (a)(b)......................       3,297         33,959
Multimedia Games, Inc.
  (a)(b)......................       2,396         10,590
Orient-Express Hotels, Ltd.
  (Class A) (b)...............       4,219        183,273
P F Chang's China Bistro, Inc.
  (a)(b)......................       2,357         52,655
Panera Bread Co. (Class A)
  (a)(b)......................       3,223        149,096
Papa John's International,
  Inc. (a)(b).................       2,335         62,088
Peet's Coffee & Tea, Inc.
  (a)(b)......................       1,563         30,979
Red Robin Gourmet Burgers,
  Inc. (a)(b).................       1,545         42,858
Ruth's Hospitality Group, Inc.
  (a)(b)......................       1,634          8,464
Scientific Games Corp. (Class
  A) (a)(b)...................       7,326        216,996
Shuffle Master, Inc. (a)(b)...       3,317         16,386
Sonic Corp. (a)(b)............       6,583         97,428
Texas Roadhouse, Inc. (Class
  A) (a)(b)...................       5,547         49,757
The Cheesecake Factory, Inc.
  (a)(b)......................       6,654        105,865
The Steak n Shake Co. (a)(b)..       2,408         15,243
WMS Industries, Inc. (a)(b)...       4,685        139,473
                                             ------------
                                                2,853,526
                                             ------------
HOUSEHOLD DURABLES -- 0.3%
Brookfield Homes Corp. (b)....       1,121         13,766
Champion Enterprises, Inc.
  (a)(b)......................       7,598         44,448
iRobot Corp. (a)(b)...........       1,721         23,647
Jarden Corp. (a)(b)...........       7,495        136,709
Tempur-Pedic International,
  Inc. (b)....................       7,689         60,051
                                             ------------
                                                  278,621
                                             ------------
HOUSEHOLD PRODUCTS -- 0.0%(C)
Spectrum Brands, Inc. (a)(b)..       3,727          9,504
                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Ormat Technologies, Inc. (b)..       1,837         90,344
Synthesis Energy Systems, Inc.
  (a).........................       2,411         21,699
                                             ------------
                                                  112,043
                                             ------------
INDUSTRIAL CONGLOMERATES -- 0.8%
Raven Industries, Inc. (b)....       1,816         59,528
Seaboard Corp. ...............          40         62,040
Walter Industries, Inc. ......       5,415        588,990
                                             ------------
                                                  710,558
                                             ------------
INSURANCE -- 0.4%
American Equity Investment
  Life Holding Co. (b)........       5,887         47,979
Darwin Professional
  Underwriters, Inc. (a)(b)...         865         26,642
eHealth, Inc. (a)(b)..........       1,143         20,186
National Interstate Corp.
  (b).........................         672         12,351
Philadelphia Consolidated
  Holding Co. (a).............       6,428        218,359
Tower Group, Inc. ............       2,078         44,033
                                             ------------
                                                  369,550
                                             ------------
INTERNET & CATALOG RETAIL -- 0.5%
1-800-FLOWERS.COM, Inc. (Class
  A) (a)......................       2,198         14,177
Blue Nile, Inc. (a)(b)........       1,460         62,079
FTD Group, Inc. (b)...........       1,818         24,234


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Gaiam, Inc. (Class A) (a)(b)..       1,575   $     21,278
Netflix, Inc. (a)(b)..........       5,067        132,097
NutriSystem, Inc. (b).........       3,015         42,632
Orbitz Worldwide, Inc.
  (a)(b)......................       3,892         19,499
Overstock.com, Inc. (a)(b)....       1,632         42,350
Shutterfly, Inc. (a)(b).......       1,339         16,349
Stamps.com, Inc. (a)..........       1,867         23,300
ValueVision Media, Inc. (Class
  A) (a)(b)...................       2,964         10,582
                                             ------------
                                                  408,577
                                             ------------
INTERNET SOFTWARE & SERVICES -- 2.6%
Ariba, Inc. (a)(b)............       8,874        130,537
Art Technology Group, Inc.
  (a).........................      14,213         45,482
Bankrate, Inc. (a)(b).........       1,502         58,683
CMGI, Inc. (a)(b).............       5,355         56,763
comScore, Inc. (a)(b).........       1,865         40,694
Constant Contact, Inc.
  (a)(b)......................       1,408         26,541
DealerTrack Holdings, Inc.
  (a)(b)......................       4,354         61,435
Dice Holdings, Inc. (a)(b)....       1,619         13,373
Digital River, Inc. (a)(b)....       3,870        149,305
DivX, Inc. (a)................       1,682         12,346
EarthLink, Inc. (a)(b)........      11,728        101,447
Equinix, Inc. (a)(b)..........       3,242        289,251
GSI Commerce, Inc. (a)(b).....       1,803         24,575
Infospace, Inc. (b)...........       3,308         27,556
Internap Network Services
  Corp. (a)(b)................       5,049         23,629
Interwoven, Inc. (a)(b).......       5,052         60,675
j2 Global Communications, Inc.
  (a)(b)......................       4,603        105,869
Limelight Networks, Inc.
  (a)(b)......................       3,719         14,207
LoopNet, Inc. (a)(b)..........       2,868         32,408
Marchex, Inc. (Class B) (b)...       2,991         36,849
Move, Inc. (a)(b).............      17,272         40,244
NIC, Inc. (b).................       3,717         25,387
Omniture, Inc. (a)(b).........       7,479        138,885
Openwave Systems, Inc.
  (a)(b)......................       6,761         10,074
Perficient, Inc. (a)(b).......       2,864         27,666
RealNetworks, Inc. (a)(b).....       9,820         64,812
S1 Corp. (a)..................       5,217         39,493
SAVVIS, Inc. (a)(b)...........       4,034         52,079
SonicWALL, Inc. (a)(b)........       6,500         41,925
Switch & Data Facilities Co.,
  Inc. (a)(b).................       2,053         34,881
TechTarget, Inc. (a)(b).......         731          7,719
The Knot, Inc. (a)(b).........       2,576         25,193
ValueClick, Inc. (a)(b).......       9,903        150,030
Vignette Corp. (a)(b).........       2,752         33,024
VistaPrint, Ltd. (a)(b).......       4,369        116,914
Vocus, Inc. (a)(b)............       1,579         50,796
WebMD Health Corp. (Class A)
  (a)(b)......................         757         21,120
Websense, Inc. (a)(b).........       4,535         76,369
                                             ------------
                                                2,268,236
                                             ------------
IT SERVICES -- 2.8%
Acxiom Corp. (b)..............       7,044         80,936
Broadridge Financial
  Solutions, Inc. ............      14,449        304,151
CACI International, Inc.
  (Class A) (a)...............       3,212        147,013
CIBER, Inc. (a)(b)............       5,036         31,274
CyberSource Corp. (a)(b)......       7,078        118,415
Euronet Worldwide, Inc.
  (a)(b)......................       4,687         79,210
ExlService Holdings, Inc.
  (a)(b)......................         972         13,637
Forrester Research, Inc.
  (a)(b)......................       1,534         47,370
Gartner, Inc. (a)(b)..........       6,651        137,809
Genpact, Ltd. (a)(b)..........       5,972         89,102
Global Cash Access, Inc.
  (a)(b)......................       4,350         29,841
Heartland Payment Systems,
  Inc. (b)....................       2,916         68,818
Lionbridge Technologies, Inc.
  (a)(b)......................       5,643         14,559
MoneyGram International, Inc.
  (b).........................       7,959          7,179
NeuStar, Inc. (Class A)
  (a)(b)......................       8,060        173,774
Perot Systems Corp. (Class A)
  (a)(b)......................       9,002        135,120
SAIC, Inc. (a)(b).............      19,210        399,760
Sapient Corp. (a)(b)..........       8,105         52,034
SRA International, Inc. (a)...       4,499        101,047
Syntel, Inc. (b)..............       1,160         39,115
TeleTech Holdings, Inc. (a)...       4,211         84,052
TNS, Inc. (a)(b)..............       2,677         64,141
VeriFone Holdings, Inc.
  (a)(b)......................       7,214         86,207
Wright Express Corp. (a)......       4,081        101,209
                                             ------------
                                                2,405,773
                                             ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Leapfrog Enterprises, Inc.
  (a)(b)......................       3,093         25,734
Marine Products Corp. (b).....       1,428          9,425
Pool Corp. (b)................       5,182         92,032
Smith & Wesson Holding Corp.
  (a)(b)......................       3,061         15,948
                                             ------------
                                                  143,139
                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.7%
Affymetrix, Inc. (a)(b).......       7,382         75,961
Albany Molecular Research,
  Inc. (a)(b).................       2,327         30,879
AMAG Pharmaceuticals, Inc.
  (a)(b)......................       1,674         57,083
Bio-Rad Laboratories, Inc.
  (Class A) (a)...............       2,007        162,346
Bruker Corp. (a)(b)...........       5,566         71,523
Dionex Corp. (a)(b)...........       2,036        135,129
Enzo Biochem, Inc. (a)(b).....       3,454         38,754
eResearch Technology, Inc.
  (a)(b)......................       4,545         79,265
Exelixis, Inc. (a)(b).........      10,521         52,605
Kendle International, Inc.
  (a).........................       1,372         49,845
Luminex Corp. (a)(b)..........       4,003         82,262
Medivation, Inc. (a)(b).......       2,737         32,379
Nektar Therapeutics(a)(b).....      10,066         33,721
PAREXEL International Corp.
  (a)(b)......................       6,062        159,491
PharmaNet Development Group,
  Inc. (a)(b).................       1,933         30,484
Techne Corp. (a)(b)...........       4,162        322,097
                                             ------------
                                                1,413,824
                                             ------------
MACHINERY -- 3.1%
Accuride Corp. (a)(b).........       2,225          9,456
Actuant Corp. (Class A) (b)...       5,811        182,175
American Railcar Industries,
  Inc. (b)....................         853         14,313
Astec Industries, Inc.
  (a)(b)......................       1,719         55,249
Badger Meter, Inc. (b)........       1,369         69,176
Blount International, Inc.
  (a)(b)......................       4,021         46,684
Bucyrus International, Inc.
  (Class A)...................       7,822        571,162
Chart Industries, Inc.
  (a)(b)......................       2,809        136,630
CLARCOR, Inc. (b).............       5,420        190,242
Colfax Corp. (a)(b)...........       1,900         47,671
Columbus McKinnon Corp.
  (a)(b)......................       2,105         50,688
Dynamic Materials Corp. (b)...       1,368         45,076
ESCO Technologies, Inc.
  (a)(b)......................       2,797        131,235
Force Protection, Inc.
  (a)(b)......................       6,771         22,412
Gardner Denver, Inc. (a)......       5,513        313,138
Graco, Inc. (b)...............       6,352        241,821
Middleby Corp. (a)(b).........       1,696         74,471
Mueller Water Products, Inc.
  (Class B)...................      11,762        100,447


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
RBC Bearings, Inc. (a)(b).....       2,180   $     72,638
The Gorman-Rupp Co. (b).......       1,582         63,027
The Toro Co. (b)..............       3,920        130,418
Titan International, Inc.
  (b).........................       2,773         98,774
Wabash National Corp. (b).....       3,469         26,226
                                             ------------
                                                2,693,129
                                             ------------
MARINE -- 0.7%
American Commercial Lines,
  Inc. (a)(b).................       3,925         42,900
Genco Shipping & Trading, Ltd.
  (b).........................       3,341        217,833
Horizon Lines, Inc. (b).......       3,268         32,517
Kirby Corp. (a)...............       5,546        266,208
TBS International, Ltd.
  (a)(b)......................       1,550         61,922
                                             ------------
                                                  621,380
                                             ------------
MEDIA -- 1.8%
AH Belo Corp. (Class A) (b)...       2,100         11,970
Arbitron, Inc. (b)............       2,802        133,095
Charter Communications, Inc.
  (a)(b)......................      40,998         43,048
Cinemark Holdings, Inc. (b)...       3,762         49,132
CKX, Inc. (a)(b)..............       7,309         63,954
Crown Media Holdings, Inc.
  (Class A) (a)(b)............         947          4,489
Dolan Media Co. (a)(b)........       2,081         37,874
Entravision Communications
  Corp. (a)(b)................       5,900         23,718
Getty Images, Inc. (a)........       5,358        181,797
Gray Television, Inc. (b).....       4,242         12,174
Harte-Hanks, Inc. (b).........       4,023         46,063
Interactive Data Corp. .......       3,898         97,957
John Wiley & Sons, Inc. (Class
  A)..........................       5,195        233,931
Live Nation, Inc. (a)(b)......       8,126         85,973
LodgeNet Interactive Corp.
  (a)(b)......................       1,913          9,393
Martha Stewart Living
  Omnimedia, Inc. (Class A)
  (a)(b)......................       2,386         17,656
Marvel Entertainment, Inc.
  (a)(b)......................       5,399        173,524
Mediacom Communications Corp.
  (a)(b)......................       4,124         22,022
Morningstar, Inc. (a)(b)......       1,892        136,281
National CineMedia, Inc. (b)..       4,241         45,209
Primedia, Inc. (b)............       1,938          9,031
R.H. Donnelley Corp. (a)(b)...       7,993         23,979
Valassis Communications, Inc.
  (a)(b)......................       5,265         65,918
Warner Music Group Corp. (b)..       6,338         45,253
                                             ------------
                                                1,573,441
                                             ------------
METALS & MINING -- 0.6%
AM Castle & Co. (b)...........       1,818         52,013
Coeur d' Alene Mines Corp.
  (a)(b)......................      57,542        166,872
General Moly, Inc. (a)(b).....       5,472         43,065
Hecla Mining Co. (a)(b).......      12,929        119,723
Royal Gold, Inc. (b)..........       3,312        103,864
Stillwater Mining Co. (a)(b)..       4,792         56,689
                                             ------------
                                                  542,226
                                             ------------
MULTILINE RETAIL -- 0.1%
99 Cents Only Stores (a)(b)...       5,976         39,442
Fred's, Inc. (Class A) (b)....       4,134         46,466
Retail Ventures, Inc. (a)(b)..       2,644         12,162
                                             ------------
                                                   98,070
                                             ------------
OFFICE ELECTRONICS -- 0.3%
Zebra Technologies Corp.
  (Class A) (a)...............       6,808        222,213
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 12.3%
Alliance Holdings GP LP.......       1,173         34,967
Alon USA Energy, Inc. (b).....       1,222         14,615
Alpha Natural Resources, Inc.
  (a).........................       7,341        765,593
Arena Resources, Inc. (a).....       3,874        204,625
Atlas America, Inc. (b).......       3,838        172,902
Atlas Energy Resources LLC
  (b).........................       3,568        136,119
Atlas Pipeline Holdings LP
  (b).........................       1,019         34,137
ATP Oil & Gas Corp. (a).......       2,993        118,134
Aventine Renewable Energy
  Holdings, Inc. (a)(b).......       2,844         12,514
Berry Petroleum Co. (Class A)
  (b).........................       4,170        245,530
Bill Barrett Corp. (a)........       3,440        204,370
Bois d'Arc Energy, Inc.
  (a)(b)......................       2,113         51,367
BreitBurn Energy Partners LP..       5,653        122,274
Buckeye GP Holdings LP (b)....       1,163         26,295
Carrizo Oil & Gas, Inc. (a)...       2,901        197,529
Cheniere Energy Partners LP
  (b).........................       1,574         14,308
Cheniere Energy, Inc. (a)(b)..       4,878         21,317
Clean Energy Fuels Corp.
  (a)(b)......................       2,141         24,600
Comstock Resources, Inc. (a)..       4,727        399,101
Concho Resources, Inc.
  (a)(b)......................       5,258        196,123
Copano Energy LLC.............       4,497        151,774
Crosstex Energy, Inc. (b).....       4,774        165,467
CVR Energy, Inc. (a)..........       5,786        111,381
Delek US Holdings, Inc. (b)...       1,699         15,648
Delta Petroleum Corp. (a)(b)..       6,853        174,889
Duncan Energy Partners LP.....       1,682         30,343
Eagle Rock Energy Partners
  LP..........................       3,920         64,131
El Paso Pipeline Partners LP..       2,739         56,560
Encore Acquisition Co. (a)....       5,243        394,221
Encore Energy Partners LP
  (b).........................       3,060         85,833
Energy Partners, Ltd. (a)(b)..       2,696         40,224
Evergreen Energy, Inc.
  (a)(b)......................       8,047         14,002
EXCO Resources, Inc. (a)(b)...       8,768        323,627
Foundation Coal Holdings, Inc.
  (b).........................       4,736        419,515
Gastar Exploration Ltd. (a)...      16,600         42,496
Genesis Energy LP (b).........       2,631         48,542
GeoMet, Inc. (a)(b)...........       2,096         19,870
Goodrich Petroleum Corp.
  (a)(b)......................       2,356        195,360
Gulfport Energy Corp. (a)(b)..       2,773         45,671
Hiland Holdings GP LP.........         945         25,458
Holly Corp. (b)...............       4,396        162,300
International Coal Group, Inc.
  (a)(b)......................      11,169        145,755
Legacy Reserves LP (b)........       1,724         42,772
Magellan Midstream Holdings
  LP..........................       2,487         55,958
Mariner Energy, Inc. (a)(b)...       8,412        310,992
Massey Energy Co. ............       8,423        789,656
NuStar GP Holdings LLC (b)....       3,601         78,034
OSG America LP................         942         12,858
Pacific Ethanol, Inc. (a)(b)..       3,284          5,944
Parallel Petroleum Corp.
  (a)(b)......................       4,432         89,216
Patriot Coal Corp. (a)........       2,749        421,394
Penn Virginia Corp. ..........       4,396        331,546
Penn Virginia GP Holdings LP..       2,110         69,208
Petrohawk Energy Corp.
  (a)(b)......................      22,810      1,056,331
Petroleum Development Corp.
  (a)(b)......................       1,596        106,118
Petroquest Energy, Inc.
  (a)(b)......................       4,540        122,126
Pioneer Southwest Energy
  Partners, L.P. (a)..........         800         17,880
Regency Energy Partners LP....       2,950         71,508
Rentech, Inc. (a)(b)..........      18,033         34,263
Rosetta Resources, Inc. (a)...       5,480        156,180
SemGroup Energy Partners LP
  (b).........................       2,235         56,635
St. Mary Land & Exploration
  Co. (b).....................       6,376        412,145
Targa Resources Partners LP...       3,346         77,125


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Teekay Offshore Partners LP
  (b).........................       1,563   $     30,869
Uranium Resources Inc.
  (a)(b)......................       5,458         20,140
Venoco, Inc. (a)(b)...........       2,305         53,499
VeraSun Energy Corp. (a)(b)...       9,242         38,169
W&T Offshore, Inc. (b)........       2,874        168,158
Warren Resources, Inc.
  (a)(b)......................       6,034         88,579
Western Gas Partners LP
  (a)(b)......................       1,900         32,015
Western Refining, Inc. (b)....       2,891         34,229
Williams Pipeline Partners
  LP..........................       1,892         32,656
World Fuel Services Corp.
  (b).........................       2,906         63,758
                                             ------------
                                               10,609,448
                                             ------------
PERSONAL PRODUCTS -- 0.9%
Bare Escentuals, Inc. (a)(b)..       7,038        131,822
Chattem, Inc. (a).............       1,855        120,668
Elizabeth Arden, Inc. (a)(b)..       2,733         41,487
Herbalife, Ltd. (b)...........       6,683        258,966
NBTY, Inc. (a)................       5,794        185,755
Prestige Brands Holdings, Inc.
  (a)(b)......................       3,327         35,466
USANA Health Sciences, Inc.
  (a)(b)......................         806         21,657
                                             ------------
                                                  795,821
                                             ------------
PHARMACEUTICALS -- 1.4%
Akorn, Inc. (a)(b)............       5,466         18,092
APP Pharmaceuticals, Inc.
  (a)(b)......................       2,731         45,662
Auxilium Pharmaceuticals, Inc.
  (a)(b)......................       4,053        136,262
BioForm Medical, Inc. (a)(b)..         989          3,996
Caraco Pharmaceutical
  Laboratories, Ltd. (a)(b)...       1,362         17,978
Jazz Pharmaceuticals, Inc.
  (a)(b)......................       1,087          8,055
Medicis Pharmaceutical Corp.
  (Class A) (b)...............       6,067        126,072
Noven Pharmaceuticals, Inc.
  (a)(b)......................       2,449         26,180
Par Pharmaceutical Cos., Inc.
  (a)(b)......................       3,707         60,165
Perrigo Co. (b)...............       8,136        258,481
Salix Pharmaceuticals, Ltd.
  (a)(b)......................       4,511         31,712
Sciele Pharma, Inc. (b).......       3,642         70,473
Sucampo Pharmaceuticals, Inc.
  (a)(b)......................         901          9,668
The Medicines Co. (a)(b)......       5,645        111,884
Valeant Pharmaceuticals
  International (a)(b)........       8,002        136,914
Viropharma, Inc. (a)(b).......       6,983         77,232
Xenoport, Inc. (a)(b).........       2,381         92,930
                                             ------------
                                                1,231,756
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.5%
Alexander's, Inc. (a).........         271         84,173
Anworth Mortgage Asset
  Corp. ......................       7,998         52,067
BioMed Realty Trust, Inc.
  (b).........................       7,435        182,380
Corporate Office Properties
  Trust (b)...................       4,987        171,204
Digital Realty Trust, Inc.
  (b).........................       6,322        258,633
DuPont Fabros Technology, Inc.
  (b).........................       3,899         72,677
First Potomac Realty Trust
  (b).........................       2,678         40,813
Maguire Properties, Inc. (b)..       3,677         44,749
Tanger Factory Outlet Centers,
  Inc. (b)....................       3,375        121,264
Taubman Centers, Inc. (b).....       5,568        270,883
                                             ------------
                                                1,298,843
                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%
Jones Lang LaSalle, Inc. (b)..       3,349        201,576
Meruelo Maddux Properties,
  Inc. (a)(b).................       4,415          9,625
The St. Joe Co. ..............       9,647        331,085
                                             ------------
                                                  542,286
                                             ------------
ROAD & RAIL -- 0.8%
Genesee & Wyoming, Inc. (Class
  A) (a)(b)...................       3,401        115,702
Heartland Express, Inc. (b)...       6,043         90,101
Knight Transportation, Inc.
  (b).........................       6,067        111,026
Landstar Systems, Inc. (b)....       5,536        305,698
Old Dominion Freight Line,
  Inc. (a)(b).................       3,121         93,693
                                             ------------
                                                  716,220
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.3%
Advanced Analogic
  Technologies, Inc. (a)(b)...       4,115         16,995
Advanced Energy Industries,
  Inc. (a)(b).................       3,638         49,841
Amkor Technology, Inc.
  (a)(b)......................      11,370        118,362
Anadigics, Inc. (a)(b)........       6,596         64,971
Applied Micro Circuits Corp.
  (a)(b)......................       7,021         60,100
Atheros Communications, Inc.
  (a)(b)......................       5,993        179,790
Atmel Corp. (a)(b)............      45,009        156,631
ATMI, Inc. (a)(b).............       3,398         94,872
Axcelis Technologies, Inc.
  (a)(b)......................      10,634         51,894
Brooks Automation, Inc.
  (a)(b)......................       6,268         51,836
Cabot Microelectronics Corp.
  (a)(b)......................       2,567         85,096
Cavium Networks, Inc. (a)(b)..       3,751         78,771
Cirrus Logic, Inc. (a)(b).....       6,102         33,927
Cohu, Inc. (b)................       2,201         32,311
Conexant Systems, Inc.
  (a)(b)......................       4,899         22,045
Cree, Inc. (a)(b).............       8,293        189,163
Cymer, Inc. (a)(b)............       3,279         88,139
Diodes, Inc. (a)(b)...........       3,043         84,109
DSP Group, Inc. (a)(b)........       3,381         23,667
EMCORE Corp. (a)(b)...........       7,055         44,164
Entropic Communications, Inc.
  (a)(b)......................       5,445         25,864
FEI Co. (a)(b)................       3,795         86,450
Formfactor, Inc. (a)(b).......       5,110         94,177
Hittite Microwave Corp.
  (a)(b)......................       1,659         59,094
Integrated Device Technology,
  Inc. (a)(b).................      17,854        177,469
Kulicke & Soffa Industries,
  Inc. (a)(b).................       5,419         39,504
Lattice Semiconductor Corp.
  (a)(b)......................      12,063         37,757
Mattson Technology, Inc.
  (a)(b)......................       4,952         23,572
Micrel, Inc. (b)..............       5,400         49,410
Microsemi Corp. (a)(b)........       7,480        188,346
MKS Instruments, Inc. (a)(b)..       4,664        102,142
Monolithic Power Systems, Inc.
  (a)(b)......................       3,093         66,871
Netlogic Microsystems, Inc.
  (a)(b)......................       1,932         64,142
OmniVision Technologies, Inc.
  (a)(b)......................       5,918         71,549
ON Semiconductor Corp.
  (a)(b)......................      41,255        378,308
PMC-Sierra, Inc. (a)(b).......      22,708        173,716
Power Integrations, Inc.
  (a)(b)......................       3,264        103,175
Rambus, Inc. (a)(b)...........      10,593        202,008
RF Micro Devices, Inc.
  (a)(b)......................      27,738         80,440
Rubicon Technology, Inc.
  (a)(b)......................       1,437         29,200
Semtech Corp. (a)(b)..........       6,494         91,371
Sigma Designs, Inc. (a)(b)....       2,739         38,045
Silicon Image, Inc. (a)(b)....       7,655         55,499
Silicon Laboratories, Inc.
  (a).........................       5,087        183,590
Silicon Storage Technology,
  Inc. (a)(b).................       8,590         23,794
Sirf Technology Holdings, Inc.
  (a)(b)......................       5,253         22,693
Skyworks Solutions, Inc.
  (a)(b)......................      16,912        166,921
Spansion, Inc. (a)(b).........      11,400         25,650
Teradyne, Inc. (a)(b).........      18,173        201,175
Tessera Technologies, Inc.
  (a)(b)......................       5,102         83,520
Trident Microsystems, Inc.
  (a)(b)......................       6,384         23,302


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Ultratech, Inc. (a)(b)........       2,044   $     31,723
Zoran Corp. (a)...............       5,137         60,103
                                             ------------
                                                4,587,264
                                             ------------
SOFTWARE -- 5.5%
ACI Worldwide, Inc. (a)(b)....       3,776         66,420
Advent Software, Inc. (a)(b)..       1,973         71,186
Ansoft Corp. (a)..............       1,578         57,439
Ansys, Inc. (a)(b)............       8,260        389,211
Blackbaud, Inc. (b)...........       4,748        101,607
Blackboard, Inc. (a)..........       2,910        111,249
Commvault Systems, Inc.
  (a)(b)......................       3,468         57,708
Concur Technologies, Inc.
  (a)(b)......................       4,538        150,798
Deltek, Inc. (a)(b)...........         906          6,868
Epicor Software Corp. (a)(b)..       5,267         36,395
Factset Research Systems, Inc.
  (b).........................       4,676        263,539
Fair Isaac Corp. (b)..........       5,294        109,956
FalconStor Software, Inc.
  (a)(b)......................       4,014         28,419
i2 Technologies, Inc. (a)(b)..       1,312         16,308
Informatica Corp. (a)(b)......       9,339        140,459
Jack Henry & Associates, Inc.
  (b).........................       8,379        181,322
JDA Software Group, Inc.
  (a)(b)......................       3,194         57,811
Kenexa Corp. (a)(b)...........       2,052         38,660
Lawson Software, Inc. (a).....      13,856        100,733
Macrovision Solutions Corp.
  (a)(b)......................       8,605        128,731
Magma Design Automation, Inc.
  (a)(b)......................       3,902         23,685
Manhattan Associates, Inc.
  (a)(b)......................       2,569         60,962
Mentor Graphics Corp. (a)(b)..       9,391        148,378
MICROS Systems, Inc. (a)(b)...       8,573        261,391
MicroStrategy, Inc. (a)(b)....         941         60,930
Midway Games, Inc. (a)(b).....       1,070          2,354
Monotype Imaging Holdings,
  Inc. (a)(b).................       1,762         21,461
MSC Software Corp. (a)(b).....       4,527         49,707
NetSuite, Inc. (a)(b).........         740         15,148
Nuance Communications, Inc.
  (a).........................      18,234        285,727
Parametric Technology Corp.
  (a)(b)......................      12,220        203,707
Progress Software Corp. (a)...       4,492        114,860
Quality Systems, Inc. (b).....       1,701         49,805
Quest Software, Inc. (a)(b)...       7,409        109,727
Radiant Systems, Inc. (a)(b)..       2,737         29,368
Secure Computing Corp.
  (a)(b)......................       6,422         26,587
Solera Holdings, Inc. (a)(b)..       5,830        161,258
Sonic Solutions, Inc. (a)(b)..       2,455         14,632
SPSS, Inc. (a)(b).............       1,955         71,103
SuccessFactors, Inc. (a)(b)...       2,650         29,018
Symyx Technologies, Inc.
  (a)(b)......................       3,343         23,334
Synchronoss Technologies, Inc.
  (a)(b)......................       1,947         17,581
Take-Two Interactive Software,
  Inc. (a)....................       7,948        203,230
Taleo Corp. (a)(b)............       2,345         45,939
THQ, Inc. (a)(b)..............       7,187        145,609
TIBCO Software, Inc. (a)(b)...      19,437        148,693
TiVo, Inc. (a)(b).............      10,778         66,500
Tyler Technologies, Inc.
  (a)(b)......................       3,854         52,299
Ultimate Software Group, Inc.
  (a)(b)......................       2,499         89,039
Vasco Data Security
  International (a)(b)........       2,630         27,694
Wind River Systems, Inc.
  (a)(b)......................       8,229         89,614
                                             ------------
                                                4,764,159
                                             ------------
SPECIALTY RETAIL -- 2.5%
Aaron Rents, Inc. (Class B)
  (b).........................       4,990        111,427
AC Moore Arts & Crafts, Inc.
  (a)(b)......................       1,933         13,628
Aeropostale, Inc. (a)(b)......       7,001        219,341
AnnTaylor Stores Corp.
  (a)(b)......................       6,384        152,961
Bebe Stores, Inc. (b).........       2,960         28,446
Big 5 Sporting Goods Corp.
  (b).........................       2,002         15,155
Build-A-Bear Workshop, Inc.
  (a)(b)......................       1,451         10,549
Cabela's, Inc. (a)(b).........       4,294         47,277
Charlotte Russe Holding, Inc.
  (a)(b)......................       2,208         39,214
Charming Shoppes, Inc.
  (a)(b)......................      10,156         46,616
Chico's FAS, Inc. (a)(b)......      18,983        101,939
Christopher & Banks Corp.
  (b).........................       3,539         24,065
Coldwater Creek, Inc. (a)(b)..       5,788         30,561
Conn's, Inc. (a)(b)...........       1,142         18,352
Dick's Sporting Goods, Inc.
  (a)(b)......................       8,777        155,704
Dress Barn, Inc. (a)..........       4,606         61,628
DSW, Inc. (Class A) (a)(b)....       1,399         16,480
Genesco, Inc. (a)(b)..........       2,278         70,322
Gymboree Corp. (a)(b).........       3,050        122,213
hhgregg, Inc. (a)(b)..........       1,887         18,870
Hibbett Sports, Inc. (a)(b)...       3,034         64,017
Hot Topic, Inc. (a)(b)........       4,164         22,527
J. Crew Group, Inc. (a)(b)....       5,429        179,211
Jos. A. Bank Clothiers, Inc.
  (a)(b)......................       2,007         53,687
MarineMax, Inc. (a)(b)........       1,600         11,472
Mens Wearhouse, Inc. (b)......       4,979         81,108
New York & Co., Inc. (a)......       2,505         22,871
Pacific Sunwear of California,
  Inc. (a)....................       7,623         65,024
Select Comfort Corp. (a)(b)...       4,770          7,823
Stein Mart, Inc. (b)..........       2,587         11,667
Systemax, Inc. (b)............       1,035         18,268
The Children's Place Retail
  Stores, Inc. (a)............       2,587         93,391
The Finish Line, Inc. (Class
  A) (a)(b)...................         774          6,737
Tractor Supply Co. (a)(b).....       3,404         98,852
Tween Brands, Inc. (a)(b).....       2,548         41,940
Ulta Salon Cosmetics &
  Fragrance, Inc. (a)(b)......       2,925         32,877
West Marine, Inc. (a)(b)......       1,315          5,391
Zumiez, Inc. (a)..............       1,808         29,977
                                             ------------
                                                2,151,588
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
American Apparel, Inc.
  (a)(b)......................       3,507         23,322
Carter's, Inc. (a)(b).........       5,861         80,999
Deckers Outdoor Corp. (a)(b)..       1,345        187,224
Fossil, Inc. (a)(b)...........       5,246        152,501
Iconix Brand Group, Inc.
  (a)(b)......................       6,165         74,473
K-Swiss, Inc. (Class A) (b)...       2,509         36,882
Maidenform Brands, Inc.
  (a)(b)......................       1,970         26,595
Quiksilver, Inc. (a)(b).......      13,446        132,040
Steven Madden, Ltd. (a)(b)....       1,992         36,613
The Timberland Co. (Class A)
  (a).........................       5,137         83,990
True Religion Apparel, Inc.
  (a)(b)......................       1,788         47,650
Under Armour, Inc. (Class A)
  (a)(b)......................       3,604         92,407
Volcom, Inc. (a)(b)...........       1,438         34,411
Warnaco Group, Inc. (a)(b)....       4,790        211,095
                                             ------------
                                                1,220,202
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
NewAlliance Bancshares, Inc.
  (b).........................      10,764        134,335
Ocwen Financial Corp. (a)(b)..       3,423         15,917
Oritani Financial Corp.
  (a)(b)......................       1,138         18,208
                                             ------------
                                                  168,460
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.7%
Beacon Roofing Supply, Inc.
  (a)(b)......................       4,763         50,535
H&E Equipment Services, Inc.
  (a)(b)......................       1,986         23,872
Interline Brands, Inc.
  (a)(b)......................       3,041         48,443


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
MSC Industrial Direct Co.,
  Inc. (Class A) (b)..........       4,586   $    202,289
RSC Holdings, Inc. (a)(b).....       4,833         44,754
Rush Enterprises, Inc.
  (a)(b)......................       3,442         41,338
WESCO International, Inc.
  (a)(b)......................       4,349        174,134
                                             ------------
                                                  585,365
                                             ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
Centennial Communications
  Corp. (a)...................       7,407         51,775
FiberTower Corp. (a)(b).......       8,726         12,216
ICO Global Communications
  Holdings, Ltd. (a)(b).......      11,914         38,840
iPCS, Inc. (a)(b).............       1,384         41,008
SBA Communications Corp.
  (a)(b)......................      10,597        381,598
Syniverse Holdings, Inc.
  (a)(b)......................       3,187         51,629
TerreStar Corp. (a)(b)........       6,002         23,888
Virgin Mobile USA, Inc. (Class
  A) (a)(b)...................       5,527         15,199
                                             ------------
                                                  616,153
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $100,920,053).........                 85,913,737
                                             ------------
WARRANTS -- 0.0%
COMMUNICATIONS EQUIPMENT -- 0.0%
Pegasus Wireless Corp. (a)
  (Cost $0)...................         569              0
                                             ------------
SHORT TERM INVESTMENTS -- 29.2%
MONEY MARKET FUNDS -- 29.2%
State Street Navigator
  Securities Lending Prime
  Portfolio (d)(e)............  24,685,849     24,685,849
STIC Prime Portfolio..........     457,148        457,148
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $25,142,997)..........                 25,142,997
                                             ------------
TOTAL INVESTMENTS -- 128.9%
  (Cost $126,063,050).........                111,056,734
OTHER ASSETS AND
  LIABILITIES -- (28.9)%......                (24,928,177)
                                             ------------
NET ASSETS -- 100.0%..........               $ 86,128,557
                                             ============




   (a) Non-income producing security.
   (b) Security, or portion thereof, was on loan at June 30, 2008.
   (c) Amount represents less than 0.05% of net assets.
   (d) Investments of cash collateral for securities loaned.
   (e) Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
--------------------------------------------------------------------------------



SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
COMMON STOCKS -- 99.7%
AEROSPACE & DEFENSE -- 1.2%
Cubic Corp. (a)...............       1,976   $     44,025
Curtiss-Wright Corp. (a)......       5,547        248,173
DRS Technologies, Inc. (a)....       5,085        400,291
Esterline Technologies Corp.
  (b).........................       3,666        180,587
GenCorp, Inc. (a)(b)..........       6,498         46,526
Heico Corp. ..................       2,392         63,579
Ladish Co., Inc. (a)(b).......       1,821         37,495
Triumph Group, Inc. (a).......       2,120         99,852
                                             ------------
                                                1,120,528
                                             ------------
AIR FREIGHT & LOGISTICS -- 0.2%
Atlas Air Worldwide Holdings,
  Inc. (a)(b).................       1,629         80,570
Pacer International, Inc.
  (a).........................       4,285         92,171
                                             ------------
                                                  172,741
                                             ------------
AIRLINES -- 0.1%
Alaska Air Group, Inc.
  (a)(b)......................       4,477         68,677
                                             ------------
AUTO COMPONENTS -- 0.9%
American Axle & Manufacturing
  Holdings, Inc. (a)..........       5,629         44,976
ArvinMeritor, Inc. (a)........       9,058        113,044
ATC Technology Corp. (a)(b)...       2,678         62,344
Cooper Tire & Rubber Co. (a)..       7,310         57,310
Dana Holding Corp. (a)(b).....       8,649         46,272
Federal-Mogul Corp. (Class A)
  (a)(b)......................       3,103         50,051
Lear Corp. (b)................       8,020        113,724
Modine Manufacturing Co. (a)..       3,620         44,779
Sauer-Danfoss, Inc. (a).......       1,388         43,236
Superior Industries
  International, Inc. (a).....       2,635         44,479
TRW Automotive Holdings Corp.
  (a)(b)......................       6,591        121,736
Visteon Corp. (a)(b)..........      15,738         41,391
                                             ------------
                                                  783,342
                                             ------------
AUTOMOBILES -- 0.1%
Monaco Coach Corp. (a)........       3,405         10,351
Winnebago Industries, Inc.
  (a).........................       3,657         37,265
                                             ------------
                                                   47,616
                                             ------------
BEVERAGES -- 0.2%
PepsiAmericas, Inc. (a).......       8,030        158,833
                                             ------------
BUILDING PRODUCTS -- 1.1%
American Woodmark Corp. (a)...       1,174         24,807
Ameron International Corp.
  (a).........................         983        117,940
Apogee Enterprises, Inc. (a)..       3,601         58,192
Armstrong World Industries,
  Inc. .......................       2,202         64,342
Gibraltar Industries, Inc.
  (a).........................       3,446         55,033
Lennox International, Inc. ...       6,525        188,964
NCI Building Systems, Inc.
  (a)(b)......................       2,465         90,540
Owens Corning, Inc. (a)(b)....      10,958        249,295
Quanex Building Products Corp.
  (a).........................       4,571         67,925
Universal Forest Products,
  Inc. (a)....................       2,165         64,863
                                             ------------
                                                  981,901
                                             ------------
CAPITAL MARKETS -- 1.9%
Cohen & Steers, Inc. (a)......       2,035         52,849
FBR Capital Markets Corp.
  (a)(b)......................       3,791         19,069
FCStone Group, Inc. (a)(b)....       2,697         75,327
GAMCO Investors, Inc. (a).....         785         38,952
Investment Technology Group,
  Inc. (a)(b).................       5,447        182,257
Jefferies Group, Inc. (a).....      14,027        235,934
LaBranche & Co., Inc. (b).....       7,104         50,296
MF Global, Ltd. (a)(b)........      12,145         76,635
Piper Jaffray Cos., Inc.
  (a)(b)......................       2,177         63,851
Pzena Investment Management,
  Inc. (Class A) (a)..........         775          9,889
Raymond James Financial, Inc.
  (a).........................      12,128        320,058
Stifel Financial Corp.
  (a)(b)......................       2,503         86,078
SWS Group, Inc. (a)...........       3,427         56,922
Thomas Weisel Partners Group,
  Inc. (a)(b).................       2,878         15,743
W.P. Carey & Co. LLC..........       3,334         95,719
W.P. Stewart & Co., Ltd. (a)..       2,755          4,188
Waddell & Reed Financial, Inc.
  (Class A) (a)...............      10,609        371,421
                                             ------------
                                                1,755,188
                                             ------------
CHEMICALS -- 3.6%
A. Schulman, Inc. (a).........       3,047         70,172
Arch Chemicals, Inc. (a)......       2,970         98,455
Cabot Corp. (a)...............       6,297        153,080
Chemtura Corp. ...............      30,082        175,679
Cytec Industries, Inc. .......       5,825        317,812
Ferro Corp. (a)...............       5,378        100,891
Georgia Gulf Corp. (a)........       3,838         11,130
H.B. Fuller Co. (a)...........       6,514        146,174
Hercules, Inc. (a)............      14,006        237,121
Koppers Holdings, Inc. (a)....       2,527        105,805
Kronos Worldwide, Inc. (a)....         402          6,187
Minerals Technologies, Inc.
  (a).........................       2,386        151,726
NewMarket Corp. (a)...........       1,370         90,735
NL Industries, Inc. (a).......         892          8,501
Olin Corp. (a)................       8,110        212,320
OM Group, Inc. (a)(b).........       3,816        125,127
RPM International, Inc. (a)...      15,151        312,111
Sensient Technologies Corp.
  (a).........................       5,906        166,313
Solutia, Inc. (b).............       7,400         94,868
Spartech Corp. ...............       3,835         36,164
Terra Nitrogen Co. LP (a).....         900        116,856
Tronox, Inc. (a)..............       5,091         16,087
Valhi, Inc. (a)...............       1,383         37,687
Valspar Corp. (a).............      11,489        217,257
W.R. Grace & Co. (a)(b).......       7,277        170,937
Westlake Chemical Corp. (a)...       2,302         34,208
Zep, Inc. (a).................       2,552         37,974
                                             ------------
                                                3,251,377
                                             ------------
COMMERCIAL BANKS -- 8.0%
1st Source Corp. (a)..........       1,703         27,418
AMCORE Financial, Inc. (a)....       2,576         14,578
Bancfirst Corp. (a)...........         885         37,878
BancorpSouth, Inc. (a)........       9,595        167,817
Bank of Hawaii Corp. (a)......       6,082        290,720
Banner Corp. (a)..............       1,814         16,072
BOK Financial Corp. (a).......       2,766        147,843
Capital City Bank Group, Inc.
  (a).........................       1,574         34,250
Capitol Bancorp, Ltd. (a).....       1,904         17,079
Cathay General Bancorp (a)....       6,112         66,437
Central Pacific Financial
  Corp. (a)...................       3,541         37,747
Chemical Financial Corp. (a)..       2,818         57,487
Citizens Republic Bancorp,
  Inc. (a)....................       9,312         26,260
City Bank (a).................       1,727         14,852
City Holding Co. (a)..........       2,061         84,027
Columbia Banking System, Inc.
  (a).........................       2,191         42,352
Community Bank System, Inc.
  (a).........................       3,655         75,366
Community Trust Bancorp, Inc.
  (a).........................       1,681         44,143
Cullen/Frost Bankers, Inc. ...       6,801        339,030


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
CVB Financial Corp. (a).......       8,213   $     77,531
F.N.B. Corp. (a)..............      10,662        125,598
Fifth Third Bancorp (a).......          56            568
First Bancorp- North Carolina
  (a).........................       2,013         25,444
First BanCorp- Puerto Rico
  (a).........................       9,533         60,439
First Busey Corp. (a).........       3,509         46,389
First Citizens Bancshares,
  Inc. (Class A)..............         716         99,875
First Commonwealth Financial
  Corp. (a)...................       8,294         77,383
First Financial Bancorp (a)...       4,621         42,513
First Financial Bankshares,
  Inc. (a)....................       2,177         99,728
First Financial Corp. (a).....       1,290         39,487
First Horizon National Corp.
  (a).........................      22,939        170,437
First Merchants Corp. ........       2,270         41,200
First Midwest Bancorp, Inc.
  (a).........................       6,109        113,933
First State Bancorp (a).......       2,489         13,690
FirstMerit Corp. (a)..........       9,241        150,721
Frontier Financial Corp. (a)..       5,757         49,050
Fulton Financial Corp. (a)....      21,413        215,201
Glacier Bancorp, Inc. (a).....       6,414        102,560
Great Southern Bancorp, Inc.
  (a).........................       1,154          9,370
Hancock Holding Co. (a).......       3,290        129,264
Harleysville National Corp.
  (a).........................       4,192         46,783
IBERIABANK Corp. (a)..........       1,451         64,526
Independent Bank Corp.-
  Massachusetts (a)...........       1,986         47,346
Independent Bank Corp.-
  Michigan (a)................       2,687         10,748
Integra Bank Corp. (a)........       2,570         20,123
International Bancshares Corp.
  (a).........................       6,744        144,119
Irwin Financial Corp. (a).....       2,940          7,909
MB Financial, Inc. (a)........       4,383         98,486
Midwest Banc Holdings, Inc.
  (a).........................       2,898         14,113
National Penn Bancshares, Inc.
  (a).........................       9,831        130,556
NBT Bancorp, Inc. (a).........       3,971         81,842
Northfield Bancorp, Inc. (b)..       2,466         26,509
Old National Bancorp (a)......       8,364        119,271
Old Second Bancorp, Inc. (a)..       1,394         16,198
Oriental Financial Group......       2,768         39,472
Pacific Capital Bancorp (a)...       5,692         78,436
PacWest Bancorp (a)...........       3,203         47,661
Park National Corp. (a).......       1,403         75,622
Prosperity Bancshares, Inc.
  (a).........................       5,359        143,246
Provident Bankshares Corp.
  (a).........................       3,997         25,501
Republic Bancorp, Inc.-
  Kentucky (a)................       1,193         29,348
S&T Bancorp, Inc. (a).........       3,062         88,982
S.Y. Bancorp, Inc. (a)........       1,560         33,322
Sandy Spring Bancorp, Inc.
  (a).........................       1,992         33,027
Santander Bancorp (a).........         694          7,363
Seacoast Banking Corp. of
  Florida (a).................       1,853         14,379
Simmons First National Corp.
  (a).........................       1,673         46,794
South Financial Group, Inc.
  (a).........................       9,002         35,288
Sterling Bancorp (a)..........       2,167         25,896
Sterling Bancshares, Inc.
  (a).........................       8,985         81,674
Sterling Financial
  Corp. -- Washington (a).....       6,320         26,165
Suffolk Bancorp (a)...........       1,185         34,815
Sun Bancorp, Inc. (a)(b)......       2,417         24,533
Susquehanna Bancshares, Inc.
  (a).........................      10,518        143,991
SVB Financial Group (a)(b)....       3,957        190,371
The Colonial BancGroup, Inc.
  (a).........................      24,358        107,662
Tompkins Trustco, Inc. (a)....         965         35,898
TowneBank (a).................       2,996         45,120
Trico Bancshares (a)..........       1,826         19,995
Trustmark Corp. (a)...........       6,283        110,895
UMB Financial Corp. (a).......       3,835        196,620
Umpqua Holdings Corp. (a).....       7,347         89,119
United Bankshares, Inc. (a)...       5,423        124,458
United Community Banks, Inc.
  (a).........................       5,873         50,097
Valley National Bancorp (a)...      15,508        244,561
W Holding Co., Inc. (a).......      15,965         13,570
Washington Trust Bancorp, Inc.
  (a).........................       1,473         29,018
Webster Financial Corp. (a)...       6,480        120,528
WesBanco, Inc. (a)............       2,902         49,769
West Coast Bancorp (a)........       1,898         16,456
Westamerica Bancorp (a).......       3,577        188,114
Whitney Holding Corp. (a).....       7,961        145,686
Wilmington Trust Corp. (a)....       8,272        218,712
Wintrust Financial Corp. (a)..       2,892         68,974
                                             ------------
                                                7,161,404
                                             ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
ABM Industries, Inc. (a)......       5,547        123,421
Bowne & Co., Inc. (a).........       3,276         41,769
CDI Corp. (a).................       1,589         40,424
Comfort Systems USA, Inc.
  (a).........................       4,990         67,066
Consolidated Graphics, Inc.
  (a)(b)......................       1,370         67,500
Courier Corp. (a).............       1,383         27,771
Deluxe Corp. .................       6,458        115,081
Duff & Phelps Corp. (Class A)
  (a)(b)......................       1,069         17,703
Ennis, Inc. ..................       3,166         49,548
G & K Services, Inc. (Class A)
  (a).........................       2,504         76,272
Heidrick & Struggles
  International, Inc. (a).....       2,198         60,753
HNI Corp. (a).................       4,112         72,618
IKON Office Solutions, Inc.
  (a).........................       8,082         91,165
Kelly Services, Inc. (Class A)
  (a).........................       3,298         63,750
Kimball International, Inc.
  (Class B) (a)...............       3,193         26,438
McGrath Rentcorp (a)..........       2,790         68,606
MPS Group, Inc. (a)(b)........      11,515        122,404
School Specialty, Inc.
  (a)(b)......................       2,194         65,228
United Stationers, Inc.
  (a)(b)......................       2,877        106,305
Viad Corp. (a)................       2,388         61,586
Volt Information Sciences,
  Inc. (a)(b).................       1,828         21,771
Watson Wyatt Worldwide, Inc.
  (Class A) (a)...............       5,320        281,375
                                             ------------
                                                1,668,554
                                             ------------
COMMUNICATIONS EQUIPMENT -- 0.9%
Bel Fuse, Inc. (Class B) (a)..       1,385         34,223
Black Box Corp. (a)...........       2,175         59,138
CommScope, Inc. (a)(b)........       8,643        456,091
Emulex Corp. (a)(b)...........      10,498        122,302
Loral Space & Communications,
  Ltd. (a)(b).................       1,556         27,417
Powerwave Technologies, Inc.
  (a)(b)......................      16,072         68,306
                                             ------------
                                                  767,477
                                             ------------
COMPUTERS & PERIPHERALS -- 0.6%
Adaptec, Inc. (a)(b)..........      12,649         40,477
Diebold, Inc. ................       8,192        291,471
Electronics for Imaging, Inc.
  (a)(b)......................       6,459         94,301
Hutchinson Technology, Inc.
  (a)(b)......................       3,265         43,882
Imation Corp. (a).............       4,067         93,216
                                             ------------
                                                  563,347
                                             ------------
CONSTRUCTION & ENGINEERING -- 0.6%
Dycom Industries, Inc.
  (a)(b)......................       5,018         72,861
EMCOR Group, Inc. (b).........       8,322        237,427
Granite Construction, Inc.
  (a).........................       3,858        121,643


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Insituform Technologies, Inc.
  (a)(b)......................       3,332   $     50,746
Mastec, Inc. (a)(b)...........       5,756         61,359
                                             ------------
                                                  544,036
                                             ------------
CONSTRUCTION MATERIALS -- 0.2%
Texas Industries, Inc. (a)....       3,438        192,975
                                             ------------
CONSUMER FINANCE -- 0.2%
Advance America Cash Advance
  Centers, Inc. (a)...........       6,312         32,065
Advanta Corp. (Class B).......       4,565         28,714
Dollar Financial Corp.
  (a)(b)......................       2,988         45,149
The Student Loan Corp. (a)....         492         48,255
                                             ------------
                                                  154,183
                                             ------------
CONTAINERS & PACKAGING -- 1.6%
Aptargroup, Inc. .............       7,945        333,293
Boise, Inc. (a)(b)............       3,551         13,671
Greif, Inc. (Class A).........       3,830        245,235
Packaging Corp. of America....      12,918        277,866
Rock-Tenn Co. (a).............       4,754        142,573
Silgan Holdings, Inc. (a).....       3,103        157,446
Smurfit-Stone Container Corp.
  (a)(b)......................      31,717        129,088
Temple-Inland, Inc. (a).......      11,082        124,894
                                             ------------
                                                1,424,066
                                             ------------
DISTRIBUTORS -- 0.0%(C)
Audiovox Corp. (Class A)
  (a)(b)......................       2,285         22,439
                                             ------------
DIVERSIFIED CONSUMER SERVICES -- 0.6%
Regis Corp. ..................       5,280        139,128
Service Corp. International
  (a).........................      32,134        316,841
Stewart Enterprises, Inc.
  (Class A) (a)...............      11,769         84,737
                                             ------------
                                                  540,706
                                             ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
Financial Federal Corp. (a)...       3,152         69,218
Interactive Brokers Group,
  Inc. (Class A) (a)(b).......       5,032        161,678
KKR Financial Holdings LLC
  (a).........................      18,491        194,155
MSCI, Inc. (Class A) (b)......       5,913        214,583
PHH Corp. (b).................       6,688        102,661
Pico Holdings, Inc. (a)(b)....       2,033         88,334
Resource America, Inc. (a)....       1,893         17,643
                                             ------------
                                                  848,272
                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
Alaska Communications Systems
  Group, Inc. (a).............       5,253         62,721
Atlantic Tele-Network, Inc.
  (a).........................       1,214         33,397
Consolidated Communications
  Holdings, Inc. (a)..........       2,880         42,883
Fairpoint Communications, Inc.
  (a).........................      10,928         78,791
IDT Corp. (Class B) (a)(b)....       7,373         12,534
Iowa Telecommunications
  Services, Inc. (a)..........       3,888         68,468
SureWest Communications (a)...       1,581         13,328
                                             ------------
                                                  312,122
                                             ------------
ELECTRIC UTILITIES -- 2.2%
ALLETE, Inc. (a)..............       3,169        133,098
Brookfield Infrastructure
  Partners LP (a).............       2,882         56,487
Cleco Corp. (a)...............       7,493        174,812
El Paso Electric Co. (b)......       5,725        113,355
Empire District Electric
  Co. ........................       4,159         77,108
Great Plains Energy, Inc.
  (a).........................      10,662        269,535
Hawaiian Electric Industries,
  Inc. (a)....................      10,105        249,897
IDACORP, Inc. (a).............       5,554        160,455
MGE Energy, Inc. (a)..........       2,685         87,585
Portland General Electric Co.
  (a).........................       7,726        173,990
UIL Holdings Corp. (a)........       2,797         82,260
Unisource Energy Corp. (a)....       4,333        134,366
Westar Energy, Inc. (a).......      12,901        277,500
                                             ------------
                                                1,990,448
                                             ------------
ELECTRICAL EQUIPMENT -- 2.1%
A.O. Smith Corp. (a)..........       2,525         82,896
Baldor Electric Co. (a).......       5,238        183,225
Belden CDT, Inc. (a)..........       5,437        184,205
Brady Corp. (a)...............       6,047        208,803
GrafTech International, Ltd.
  (a)(b)......................      13,041        349,890
Regal-Beloit Corp. (a)........       4,012        169,507
Superior Essex, Inc. (a)(b)...       2,544        113,539
Thomas & Betts Corp. (a)(b)...       7,308        276,608
Vicor Corp. (a)...............       2,222         22,176
Woodward Governor Co. (a).....       7,231        257,857
                                             ------------
                                                1,848,706
                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.4%
Agilysys, Inc. (a)............       2,894         32,818
Anixter International, Inc.
  (a)(b)......................       3,787        225,289
AVX Corp. (a).................       6,328         71,570
Checkpoint Systems, Inc.
  (a)(b)......................       5,010        104,609
KEMET Corp. (a)(b)............      10,286         33,327
Littelfuse, Inc. (a)(b).......       2,761         87,109
Methode Electronics, Inc.
  (Class A) (a)...............       4,588         47,945
MTS Systems Corp. (a).........       2,213         79,402
Park Electrochemical Corp.
  (a).........................       2,332         56,691
SYNNEX Corp. (a)(b)...........       2,024         50,782
Tech Data Corp. (a)(b)........       6,517        220,861
Technitrol, Inc. (a)..........       4,946         84,032
Vishay Intertechnology, Inc.
  (b).........................      21,401        189,827
                                             ------------
                                                1,284,262
                                             ------------
ENERGY EQUIPMENT & SERVICES -- 1.8%
Bristow Group, Inc. (a)(b)....       3,278        162,228
Gulfmark Offshore, Inc.
  (a)(b)......................       2,506        145,799
Lufkin Industries, Inc. ......       1,861        154,984
SEACOR Holdings, Inc. (b).....       2,650        237,202
Tidewater, Inc. (a)...........       6,484        421,655
Unit Corp. (b)................       5,790        480,396
                                             ------------
                                                1,602,264
                                             ------------
FOOD & STAPLES RETAILING -- 1.2%
BJ'S Wholesale Club, Inc.
  (a)(b)......................       7,335        283,865
Casey's General Stores,
  Inc. .......................       6,260        145,044
Great Atlantic & Pacific Tea
  Co. (a)(b)..................       4,268         97,396
Ingles Markets, Inc. (a)......       1,458         34,015
Longs Drug Stores Corp. (a)...       3,846        161,955
Nash Finch Co. (a)............       1,683         57,676
Ruddick Corp. (a).............       5,296        181,706
The Andersons, Inc. (a).......       2,213         90,091
Weis Markets, Inc. (a)........       1,382         44,874
                                             ------------
                                                1,096,622
                                             ------------
FOOD PRODUCTS -- 2.2%
Alico, Inc. (a)...............         438         15,181
B&G Foods, Inc. (a)...........       4,544         42,441


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Chiquita Brands International,
  Inc. (a)(b).................       5,175   $     78,505
Corn Products International,
  Inc. .......................       9,176        450,633
Del Monte Foods Co. (a).......      24,928        176,989
Farmer Brothers Co. (a).......         797         16,857
Fresh Del Monte Produce, Inc.
  (a)(b)......................       5,556        130,955
Hain Celestial Group, Inc.
  (a)(b)......................       4,686        110,027
Lancaster Colony Corp. .......       2,520         76,306
Lance, Inc. (a)...............       3,781         70,969
Pilgrim's Pride Corp. (a).....       6,147         79,849
Ralcorp Holdings, Inc.
  (a)(b)......................       3,254        160,878
Reddy Ice Holdings, Inc. (a)..       2,652         36,279
Sanderson Farms, Inc. (a).....       2,290         79,051
The J.M. Smucker Co. .........       6,829        277,531
Tootsie Roll Industries, Inc.
  (a).........................       2,773         69,685
TreeHouse Foods, Inc. (a)(b)..       3,869         93,862
                                             ------------
                                                1,965,998
                                             ------------
GAS UTILITIES -- 3.5%
AGL Resources, Inc. (a).......       9,440        326,435
Amerigas Partners LP..........       3,967        126,349
Atmos Energy Corp. ...........      10,987        302,912
Ferrellgas Partners LP........       4,896         96,353
Laclede Group, Inc. (a).......       2,483        100,239
New Jersey Resources Corp.
  (a).........................       5,112        166,907
Nicor, Inc. (a)...............       5,595        238,291
Northwest Natural Gas Co.
  (a).........................       3,293        152,334
Piedmont Natural Gas Co., Inc.
  (a).........................       8,433        220,607
South Jersey Industries, Inc.
  (a).........................       3,609        134,832
Southern Union Co. ...........      12,866        347,639
Southwest Gas Corp. ..........       5,256        156,261
Suburban Propane Partners LP..       4,026        153,914
UGI Corp. ....................      13,117        376,589
WGL Holdings, Inc. (a)........       6,162        214,068
                                             ------------
                                                3,113,730
                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
Advanced Medical Optics, Inc.
  (a)(b)......................       7,320        137,177
Analogic Corp. (a)............       1,611        101,606
CONMED Corp. (b)..............       3,432         91,120
Datascope Corp. ..............       1,649         77,503
Invacare Corp. (a)............       3,957         80,881
STERIS Corp. (a)..............       7,643        219,813
The Cooper Cos., Inc. (a).....       5,624        208,931
Vital Signs, Inc. (a).........         999         56,723
                                             ------------
                                                  973,754
                                             ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.8%
Chemed Corp. (a)..............       2,988        109,391
Health Management Associates,
  Inc. (Class A) (a)(b).......      30,082        195,834
Healthsouth Corp. (a)(b)......       9,749        162,126
Kindred Healthcare, Inc. (b)..       3,974        114,292
Landauer, Inc. (a)............       1,125         63,270
LifePoint Hospitals, Inc.
  (a)(b)......................       6,673        188,846
Magellan Health Services, Inc.
  (a)(b)......................       4,706        174,263
Owens & Minor, Inc. (a).......       5,025        229,592
RehabCare Group, Inc. (a)(b)..       2,180         34,945
Res-Care, Inc. (a)(b).........       3,106         55,225
Tenet Healthcare Corp.
  (a)(b)......................      58,796        326,906
                                             ------------
                                                1,654,690
                                             ------------
HOTELS, RESTAURANTS & LEISURE -- 1.8%
AFC Enterprises, Inc. (a)(b)..       3,398         27,150
Bob Evans Farms, Inc. (a).....       3,801        108,708
CBRL Group, Inc. (a)..........       2,680         65,687
Cedar Fair LP.................       6,183        116,178
Churchill Downs, Inc. (a).....       1,317         45,924
DineEquity, Inc. (a)..........       1,880         70,237
Domino's Pizza, Inc. (a)(b)...       5,641         64,871
International Speedway Corp.
  (Class A)...................       4,127        161,077
Jack in the Box, Inc. (a)(b)..       7,359        164,915
Landry's Restaurants, Inc.
  (a).........................       1,425         25,607
Marcus Corp. (a)..............       2,565         38,347
O'Charleys, Inc. .............       2,767         27,836
Pinnacle Entertainment, Inc.
  (a)(b)......................       7,320         76,787
Ruby Tuesday, Inc. (a)........       6,324         34,150
Six Flags, Inc. (a)(b)........       9,271         10,662
Speedway Motorsports, Inc.
  (a).........................       1,722         35,094
Triarc Cos., Inc. (Class B)
  (a).........................       7,893         49,963
Vail Resorts, Inc. (a)(b).....       3,849        164,853
Wendy's International, Inc.
  (a).........................      10,853        295,419
                                             ------------
                                                1,583,465
                                             ------------
HOUSEHOLD DURABLES -- 1.9%
American Greetings Corp.
  (Class A) (a)...............       5,534         68,290
Beazer Homes USA, Inc.
  (a)(b)......................       4,838         26,948
Blyth, Inc. (a)...............       3,429         41,251
CSS Industries, Inc. (a)......       1,097         26,569
Ethan Allen Interiors, Inc.
  (a).........................       3,373         82,976
Furniture Brands
  International, Inc. (a).....       4,413         58,958
Helen of Troy, Ltd. (a)(b)....       3,533         56,952
Hovnanian Enterprises, Inc.
  (a)(b)......................       7,315         40,086
KB HOME (a)...................       8,216        139,097
La-Z-Boy, Inc. (a)............       6,424         49,144
M.D.C. Holdings, Inc. (a).....       4,395        171,669
M/I Homes, Inc. (a)...........       1,477         23,233
Meritage Homes Corp. (a)(b)...       3,491         52,958
Russ Berrie & Co., Inc.
  (a)(b)......................       1,480         11,796
Ryland Group, Inc. (a)........       5,294        115,462
Sealy Corp. (a)...............       5,434         31,191
Skyline Corp. (a).............         895         21,032
Snap-on, Inc. (a).............       7,242        376,656
Standard Pacific Corp. (a)....       8,930         30,183
Tupperware Brands Corp. ......       7,586        259,593
WCI Communities, Inc. (a)(b)..       4,121          5,975
                                             ------------
                                                1,690,019
                                             ------------
HOUSEHOLD PRODUCTS -- 0.1%
Central Garden & Pet Co.
  (Class A) (a)(b)............       8,189         33,575
WD-40 Co. (a).................       1,974         57,739
                                             ------------
                                                   91,314
                                             ------------
INDUSTRIAL CONGLOMERATES -- 0.8%
Carlisle Cos., Inc. (a).......       7,537        218,573
Otter Tail Corp. (a)..........       3,268        126,897
Standex International Corp.
  (a).........................       1,498         31,069
Teleflex, Inc. ...............       4,826        268,277
Tredegar Corp. (a)............       3,299         48,495
                                             ------------
                                                  693,311
                                             ------------


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
INSURANCE -- 7.8%
Alleghany Corp. (a)(b)........         737   $    244,721
Allied World Assurance
  Holdings, Ltd. .............       6,047        239,582
AMBAC Financial Group, Inc.
  (a).........................      35,362         47,385
American Financial Group,
  Inc. .......................       9,336        249,738
American National Insurance
  Co. ........................       1,967        192,805
American Physicians Capital,
  Inc. (a)....................       1,217         58,951
Amtrust Financial Services,
  Inc. (a)....................       4,998         62,975
Argo Group International
  Holdings, Ltd. (b)..........       3,852        129,273
Arthur J. Gallagher & Co.
  (a).........................      11,410        274,981
Aspen Insurance Holdings, Ltd.
  (a).........................       9,153        216,651
Assured Guaranty, Ltd. (a)....       7,502        134,961
Baldwin & Lyons, Inc. (Class
  B) (a)......................       1,193         20,854
Castlepoint Holdings, Ltd.
  (a).........................       4,118         37,433
CNA Surety Corp. (a)(b).......       1,976         24,977
Conseco, Inc. (b).............      22,713        225,313
Delphi Financial Group........       5,180        119,865
Employers Holdings, Inc. (a)..       6,186        128,050
Endurance Specialty Holdings,
  Ltd. (a)....................       6,714        206,724
Enstar Group, Ltd. (a)(b).....         599         52,412
Erie Indemnity Co. (Class A)
  (a).........................       3,950        182,292
FBL Financial Group, Inc.
  (Class A) (a)...............       1,648         32,762
Flagstone Reinsurance
  Holdings, Ltd. (a)..........       5,361         63,206
Greenlight Capital Re, Ltd.
  (a)(b)......................       3,638         83,165
Harleysville Group, Inc. (a)..       1,687         57,071
HCC Insurance Holdings, Inc.
  (a).........................      14,359        303,549
Hilb Rogal and Hobbs Co. (a)..       4,501        195,613
Hilltop Holdings, Inc.
  (a)(b)......................       5,894         60,767
Horace Mann Educators Corp.
  (a).........................       5,234         73,381
Infinity Property & Casualty
  Corp. (a)...................       2,013         83,580
IPC Holdings, Ltd. (a)........       6,569        174,407
Kansas City Life Insurance Co.
  (a).........................         497         20,750
LandAmerica Financial Group,
  Inc. (a)....................       1,505         33,396
Max Re Capital, Ltd. (a)......       5,772        123,117
MBIA, Inc. (a)(b).............      28,500        125,115
Mercury General Corp. (a).....       3,307        154,503
Montpelier Re Holdings, Ltd.
  (a).........................      10,791        159,167
National Financial Partners
  Corp. (a)...................       4,768         94,502
National Western Life
  Insurance Co. (Class A)
  (a).........................         284         62,054
Navigators Group, Inc. (b)....       1,633         88,264
Odyssey Re Holdings Corp.
  (a).........................       3,134        111,257
OneBeacon Insurance Group,
  Ltd. (a)....................       2,898         50,918
Platinum Underwriters
  Holdings, Ltd. (a)..........       5,967        194,584
Presidential Life Corp. (a)...       2,646         40,801
ProAssurance Corp. (a)(b).....       3,590        172,715
Reinsurance Group America,
  Inc. (a)....................       3,676        159,980
RLI Corp. (a).................       2,371        117,293
Safety Insurance Group, Inc.
  (a).........................       2,041         72,762
Selective Insurance Group,
  Inc. (a)....................       6,590        123,628
StanCorp Financial Group, Inc.
  (a).........................       6,007        282,089
State Auto Financial Corp.
  (a).........................       1,786         42,739
Stewart Information Services
  Corp. (a)...................       2,131         41,214
The Hanover Insurance Group,
  Inc. .......................       6,356        270,130
The Phoenix Cos., Inc. (a)....      13,295        101,175
United America Indemnity, Ltd.
  (a)(b)......................       2,708         36,206
United Fire & Casualty Co.
  (a).........................       2,678         72,119
Validus Holdings, Ltd. (a)....       3,991         84,809
Wesco Financial Corp. (a).....         175         66,850
Zenith National Insurance
  Corp. (a)...................       4,593        161,490
                                             ------------
                                                7,041,071
                                             ------------
INTERNET SOFTWARE & SERVICES -- 0.1%
United Online, Inc. (a).......       8,341         83,660
                                             ------------
IT SERVICES -- 0.7%
BearingPoint, Inc. (a)(b).....      25,560         20,704
Convergys Corp. (a)(b)........      14,304        212,558
CSG Systems International,
  Inc. (a)(b).................       4,215         46,449
infoUSA, Inc. (a).............       4,130         18,131
Mantech International Corp.
  (b).........................       2,528        121,647
MAXIMUS, Inc. ................       2,284         79,529
Unisys Corp. (a)(b)...........      43,495        171,805
                                             ------------
                                                  670,823
                                             ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.5%
Brunswick Corp. (a)...........      10,929        115,847
Callaway Golf Co. (a).........       8,124         96,107
JAKKS Pacific, Inc. (a)(b)....       3,517         76,847
Polaris Industries, Inc. (a)..       4,094        165,316
RC2 Corp. (a)(b)..............       2,356         43,727
                                             ------------
                                                  497,844
                                             ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.7%
Cambrex Corp. (a)(b)..........       3,562         20,909
PerkinElmer, Inc. (a).........      14,665        408,420
Varian, Inc. (a)(b)...........       3,652        186,471
                                             ------------
                                                  615,800
                                             ------------
MACHINERY -- 4.9%
Albany International Corp.
  (Class A) (a)...............       3,114         90,306
Barnes Group, Inc. (a)........       5,258        121,407
Briggs & Stratton Corp. (a)...       6,059         76,828
Cascade Corp. (a).............       1,290         54,593
CIRCOR International, Inc.
  (a).........................       2,069        101,360
Crane Co. (a).................       6,454        248,673
EnPro Industries, Inc.
  (a)(b)......................       2,470         92,230
Federal Signal Corp. (a)......       5,934         71,208
Freightcar America, Inc. (a)..       1,503         53,356
IDEX Corp. (a)................      10,046        370,095
Kaydon Corp. (a)..............       3,441        176,902
Kennametal, Inc. .............       9,660        314,433
Lincoln Electric Holdings,
  Inc. (a)....................       4,990        392,713
Lindsay Manufacturing Co.
  (a).........................       1,387        117,853
Mueller Industries, Inc. (a)..       4,601        148,152
NACCO Industries, Inc. .......         658         48,922
Nordson Corp. (a).............       3,774        275,087
Robbins & Myers, Inc. (a).....       3,371        168,112
Tecumseh Products Co. (Class
  A) (a)(b)...................       1,931         63,298
Tennant Co. (a)...............       2,100         63,147
The Greenbrier Cos., Inc.
  (a).........................       1,836         37,271
The Timken Co. ...............       9,385        309,142
Trinity Industries, Inc. (a)..       9,962        345,582
Valmont Industries, Inc. (a)..       2,308        240,701
Wabtec Corp. (a)..............       6,068        295,026
Watts Water Technologies, Inc.
  (a).........................       3,594         89,491
Xerium Technologies, Inc.
  (a).........................       2,697         10,680
                                             ------------
                                                4,376,568
                                             ------------


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
MARINE -- 0.7%
Alexander & Baldwin, Inc.
  (a).........................       5,097   $    232,168
Eagle Bulk Shipping, Inc.
  (a).........................       5,833        172,482
Excel Maritime Carriers, Ltd.
  (a).........................       4,680        183,690
                                             ------------
                                                  588,340
                                             ------------
MEDIA -- 1.3%
Belo Corp. ...................      11,207         81,923
Citadel Broadcasting Corp.
  (a)(b)......................      21,979         26,814
Cox Radio, Inc. (Class A)
  (a)(b)......................       3,065         36,167
Cumulus Media, Inc. (a)(b)....       4,155         16,371
DreamWorks Animation SKG, Inc.
  (Class A) (b)...............       7,432        221,548
Entercom Communications Corp.
  (a).........................       2,618         18,378
Fisher Communications, Inc.
  (a)(b)......................         825         28,413
GateHouse Media, Inc. (a).....       4,409         10,846
Hearst-Argyle Television, Inc.
  (a).........................       3,087         59,270
Idearc, Inc. (a)..............      17,849         41,945
Journal Communications, Inc.
  (a).........................       5,761         27,768
Lee Enterprises, Inc. (a).....       5,157         20,576
Lin TV Corp. (Class A)
  (a)(b)......................       3,362         20,038
McClatchy Co. (Class A) (a)...       6,784         45,996
Media General, Inc. (Class A)
  (a).........................       1,478         17,662
Meredith Corp. (a)............       4,525        128,012
RCN Corp. (a)(b)..............       4,661         50,246
Regal Entertainment Group(a)..       9,795        149,668
Scholastic Corp. (a)(b).......       4,075        116,790
Sinclair Broadcast Group, Inc.
  (a).........................       6,437         48,921
World Wrestling Entertainment,
  Inc. (Class A) (a)..........       2,384         36,880
                                             ------------
                                                1,204,232
                                             ------------
METALS & MINING -- 2.5%
AMCOL International Corp.
  (a).........................       3,173         90,304
Brush Engineered Materials,
  Inc. (a)(b).................       2,483         60,635
Carpenter Technology Corp.
  (a).........................       5,830        254,480
Century Aluminum Co. (a)(b)...       3,509        233,313
Commercial Metals Co. ........      14,083        530,929
Compass Minerals
  International, Inc. ........       3,963        319,259
Haynes International, Inc.
  (a)(b)......................       1,487         85,577
Horsehead Holding Corp.
  (a)(b)......................       4,187         50,914
Kaiser Aluminum Corp. (a).....       1,875        100,369
RTI International Metals, Inc.
  (a)(b)......................       2,831        100,840
Schnitzer Steel Industries,
  Inc. (Class A) (a)..........       2,634        301,856
Worthington Industries, Inc.
  (a).........................       7,878        161,499
                                             ------------
                                                2,289,975
                                             ------------
MULTI-UTILITIES -- 2.0%
Aquila, Inc. (a)(b)...........      44,992        169,620
Avista Corp. (a)..............       6,634        142,365
Black Hills Corp. (a).........       4,732        151,708
CH Energy Group, Inc. (a).....       1,980         70,428
NorthWestern Corp. (a)........       4,745        120,618
OGE Energy Corp. (a)..........      11,394        361,304
PNM Resources, Inc. (a).......       8,631        103,227
Puget Energy, Inc. ...........      14,630        350,974
Vectren Corp. (a).............       9,406        293,561
                                             ------------
                                                1,763,805
                                             ------------
MULTILINE RETAIL -- 0.6%
Big Lots, Inc. (a)(b).........       9,996        312,275
Dillard's, Inc. (Class A)
  (a).........................       7,543         87,272
Saks, Inc. (a)(b).............      15,484        170,014
Tuesday Morning Corp. (a)(b)..       3,732         15,339
                                             ------------
                                                  584,900
                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 6.8%
Alliance Resource Partners LP
  (a).........................       2,519        140,258
Atlas Pipeline Partners LP....       4,884        190,769
BP Prudhoe Bay Royalty Trust
  (a).........................       2,648        273,697
BPZ Resources, Inc. (a)(b)....       6,594        193,864
Buckeye Partners LP (a).......       5,922        253,284
Calumet Specialty Products
  Partners LP (a).............       1,766         25,360
Capital Product Partners LP...       1,410         27,974
Contango Oil & Gas Co.
  (a)(b)......................       1,643        152,668
Crosstex Energy LP (a)........       4,881        139,987
DCP Midstream Partners LP.....       3,034         88,744
Dorchester Minerals LP........       3,268        103,922
Double Hull Tankers, Inc. ....       4,732         47,462
Enbridge Energy Management LLC
  (a)(b)......................       1,701         87,006
EV Energy Partner LP..........       1,405         41,124
General Maritime Corp. (a)....       3,207         83,318
Harvest Natural Resources,
  Inc. (a)(b).................       4,313         47,702
Hiland Partners LP (a)........         554         27,573
Holly Energy Partners LP......         933         36,387
Hugoton Royalty Trust (a).....       4,974        184,038
Inergy Holdings LP (a)........       1,430         51,351
Inergy LP.....................       5,521        143,656
K-Sea Transportation Partners
  LP (a)......................       1,214         38,690
Linn Energy LLC...............      14,080        349,888
Magellan Midstream Partners
  LP..........................       8,268        294,258
Markwest Energy Partners LP...       5,915        211,165
Martin Midstream Partners LP..       1,105         36,388
McMoRan Exploration Co.
  (a)(b)......................       6,088        167,542
Natural Resource Partners LP..       3,970        163,564
NuStar Energy LP..............       5,235        248,087
Overseas Shipholding Group,
  Inc. (a)....................       3,036        241,423
Penn Virginia Resource
  Partners LP.................       3,844        104,096
Ship Finance International,
  Ltd. (a)....................       4,972        146,823
Stone Energy Corp. (a)(b).....       3,481        229,433
Sunoco Logistics Partners LP
  (a).........................       2,016         94,550
Swift Energy Co. (a)(b).......       3,700        244,422
TC Pipelines LP...............       1,983         69,881
Teekay LNG Partners LP........       2,158         56,820
TEPPCO Partners LP (a)........       9,467        314,210
U.S. Shipping Partners LP
  (a).........................       1,348          2,561
USEC, Inc. (a)(b).............      13,619         82,804
Whiting Petroleum Corp. (b)...       5,226        554,374
Williams Partners LP..........       4,972        163,330
                                             ------------
                                                6,154,453
                                             ------------
PAPER & FOREST PRODUCTS -- 0.5%
AbitibiBowater, Inc. (a)......       6,493         60,579
Buckeye Technologies, Inc.
  (a)(b)......................       4,769         40,346
Deltic Timber Corp. (a).......       1,437         76,894
Glatfelter (a)................       5,561         75,129
Louisiana-Pacific Corp. (a)...      12,873        109,292
Neenah Paper, Inc. (a)........       1,783         29,794
Schweitzer-Mauduit
  International, Inc. (a).....       1,980         33,363
Verso Paper Corp. (b).........       1,600         13,536
Wausau-Mosinee Paper Corp.
  (a).........................       6,272         48,357
                                             ------------
                                                  487,290
                                             ------------


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
PERSONAL PRODUCTS -- 0.4%
Alberto-Culver Co. (a)........      11,163   $    293,252
Nu Skin Enterprises, Inc.
  (Class A) (a)...............       6,455         96,309
                                             ------------
                                                  389,561
                                             ------------
PHARMACEUTICALS -- 0.6%
Alpharma, Inc. (Class A)
  (a)(b)......................       5,367        120,918
KV Pharmaceutical Co. (Class
  A) (a)(b)...................       4,642         89,730
Watson Pharmaceuticals, Inc.
  (b).........................      12,771        346,988
                                             ------------
                                                  557,636
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 11.0%
Acadia Realty Trust (a).......       3,759         87,021
Alexandria Real Estate
  Equities, Inc. (a)..........       3,980        387,413
American Campus Communities,
  Inc. (a)....................       4,756        132,407
Anthracite Capital, Inc. (a)..       7,795         54,877
Arbor Realty Trust, Inc. (a)..       2,456         22,030
Ashford Hospitality Trust,
  Inc. (a)....................      15,083         69,683
Brandywine Realty Trust.......      10,930        172,257
BRE Properties, Inc. (Class A)
  (a).........................       6,363        275,391
Capital Lease Funding, Inc.
  (a).........................       5,442         40,761
Capital Trust, Inc. (Class A)
  (a).........................       2,042         39,227
Capstead Mortgage Corp. ......       6,488         70,395
CBL & Associates Properties,
  Inc. (a)....................       8,105        185,118
Cedar Shopping Centers,
  Inc. .......................       5,479         64,214
Chimera Investment Corp. (a)..       4,829         43,509
Colonial Properties Trust
  (a).........................       5,116        102,422
Cousins Properties, Inc. (a)..       5,341        123,377
Crystal River Capital, Inc.
  (a).........................       3,088         11,302
DCT Industrial Trust, Inc.
  (a).........................      21,119        174,865
Deerfield Capital Corp. (a)...       6,529          5,158
DiamondRock Hospitality Co. ..      11,782        128,306
Douglas Emmett, Inc. (a)......      13,337        293,014
EastGroup Properties, Inc.
  (a).........................       2,992        128,357
Education Realty Trust, Inc.
  (a).........................       3,499         40,763
Entertainment Properties Trust
  (a).........................       3,725        184,164
Equity Lifestyle Properties,
  Inc. (a)....................       2,754        121,176
Equity One, Inc. (a)..........       4,586         94,242
Essex Property Trust, Inc.
  (a).........................       3,143        334,730
Extra Space Storage, Inc.
  (a).........................       9,790        150,374
FelCor Lodging Trust, Inc.
  (a).........................       7,681         80,651
First Industrial Realty Trust,
  Inc. (a)....................       5,429        149,135
Franklin Street Properties
  Corp. (a)...................       7,880         99,603
Friedman, Billings, Ramsey
  Group, Inc. (a).............      17,232         25,848
Getty Realty Corp. (a)........       2,096         30,203
Glimcher Realty Trust(a)......       4,644         51,920
Gramercy Capital Corp./New
  York (a)....................       4,748         55,029
Hatteras Financial Corp. (a)..       1,220         28,048
Health Care REIT, Inc. (a)....      10,976        488,432
Healthcare Realty Trust, Inc.
  (a).........................       6,286        149,418
Highwoods Properties, Inc.
  (a).........................       7,032        220,945
Home Properties, Inc. (a).....       3,890        186,953
HRPT Properties Trust (a).....      28,258        191,307
Inland Real Estate Corp. (a)..       7,271        104,848
Investors Real Estate Trust
  (a).........................       6,835         65,206
JER Investors Trust, Inc.
  (a).........................       2,996         18,875
Kilroy Realty Corp. (a).......       4,021        189,108
Kite Realty Group Trust (a)...       3,543         44,288
LaSalle Hotel Properties (a)..       4,993        125,474
Lexington Realty Trust (a)....       7,028         95,792
LTC Properties, Inc. (a)......       2,573         65,766
Medical Properties Trust, Inc.
  (a).........................       7,725         78,177
MFA Mortgage Investments, Inc.
  (a).........................      23,458        152,946
Mid-America Apartment
  Communities, Inc. (a).......       3,196        163,124
National Health Investors,
  Inc. (a)....................       3,074         87,640
National Retail Properties,
  Inc. (a)....................       8,883        185,655
Nationwide Health Properties,
  Inc. .......................      11,815        372,054
Newcastle Investment Corp.
  (a).........................       6,461         45,292
NorthStar Realty Finance Corp.
  (a).........................       7,600         63,232
Omega Healthcare Investors,
  Inc. .......................       8,240        137,196
Parkway Properties, Inc. (a)..       1,899         64,053
Pennsylvania Real Estate
  Investment Trust (a)........       4,838        111,951
Post Properties, Inc. (a).....       5,343        158,954
Potlatch Corp. (a)............       4,889        220,592
PS Business Parks, Inc. ......       1,940        100,104
RAIT Investment Trust (a).....       7,491         55,583
Ramco-Gershenson Properties
  Trust (a)...................       2,275         46,729
Rayonier, Inc. (a)............       9,623        408,593
Realty Income Corp. (a).......      12,631        287,482
Redwood Trust, Inc. (a).......       3,736         85,143
Saul Centers, Inc. ...........       1,292         60,711
Senior Housing Properties
  Trust (a)...................      13,741        268,362
Sovran Self Storage, Inc. ....       2,730        113,459
Strategic Hotels & Resorts,
  Inc. (a)....................       9,166         85,885
Sun Communities, Inc. (a).....       2,035         37,098
Sunstone Hotel Investors, Inc.
  (a).........................       7,529        124,981
Thornburg Mortgage, Inc. (a)..      16,076          3,247
U-Store-It Trust (a)..........       5,843         69,824
Universal Health Realty Income
  Trust.......................       1,386         41,580
Urstadt Biddle Properties
  (Class A) (a)...............       2,281         33,439
Washington Real Estate
  Investment Trust............       6,082        182,764
                                             ------------
                                                9,849,252
                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
Avatar Holdings, Inc. (a)(b)..         712         21,566
Forestar Real Estate Group,
  Inc. (a)(b).................       3,993         76,067
Tejon Ranch Co. (a)(b)........       1,520         54,811
                                             ------------
                                                  152,444
                                             ------------
ROAD & RAIL -- 1.9%
Amerco, Inc. (b)..............         903         43,055
Arkansas Best Corp. (a).......       2,769        101,456
Avis Budget Group, Inc.
  (a)(b)......................      12,807        107,195
Con-way, Inc. (a).............       5,647        266,877
Dollar Thrifty Automotive
  Group (a)(b)................       2,432         22,982
Kansas City Southern (a)(b)...       9,552        420,192
Ryder Systems, Inc. (a).......       7,037        484,709
Werner Enterprises, Inc. (a)..       6,348        117,946
YRC Worldwide, Inc. (a)(b)....       7,129        106,008
                                             ------------
                                                1,670,420
                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
Actel Corp. (a)(b)............       3,206         54,021
Entegris, Inc. (a)(b).........      14,291         93,606
Exar Corp. (a)(b).............       5,095         38,416
Fairchild Semiconductor
  International, Inc. (b).....      15,325        179,762
International Rectifier Corp.
  (a)(b)......................       8,864        170,189


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
Photronics, Inc. (a)(b).......       4,798   $     33,778
Standard Microsystems Corp.
  (a)(b)......................       2,885         78,328
TriQuint Semiconductor, Inc.
  (a)(b)......................      17,156        103,966
Veeco Instruments, Inc.
  (a)(b)......................       3,592         57,759
                                             ------------
                                                  809,825
                                             ------------
SOFTWARE -- 1.0%
Borland Software Corp.
  (a)(b)......................       8,898         12,101
Compuware Corp. (a)(b)........      33,755        322,023
Novell, Inc. (a)(b)...........      43,470        256,038
Sybase, Inc. (a)(b)...........       9,509        279,755
                                             ------------
                                                  869,917
                                             ------------
SPECIALTY RETAIL -- 2.2%
Asbury Automotive Group, Inc.
  (a).........................       3,918         50,346
Barnes & Noble, Inc. (a)......       4,588        113,966
Blockbuster, Inc. (Class A)
  (a)(b)......................      21,731         54,327
Borders Group, Inc. (a).......       5,827         34,962
Brown Shoe Co., Inc. (a)......       5,452         73,875
Circuit City Stores, Inc.
  (a).........................      17,256         49,870
Collective Brands, Inc.
  (a)(b)......................       8,045         93,563
CSK Auto Corp. (a)(b).........       5,341         55,974
Foot Locker, Inc. (a).........      19,489        242,638
Group 1 Automotive, Inc. (a)..       2,793         55,497
Jo-Ann Stores, Inc. (a)(b)....       3,070         70,702
Lithia Motors, Inc. (Class A)
  (a).........................       1,961          9,648
OfficeMax, Inc. (a)...........       9,354        130,021
Penske Automotive Group, Inc.
  (a).........................       5,071         74,747
Pier 1 Imports, Inc. (a)(b)...       9,920         34,125
RadioShack Corp. (a)..........      16,181        198,541
Rent-A-Center, Inc. (a)(b)....       8,251        169,723
Sally Beauty Holdings, Inc.
  (a)(b)......................      10,393         67,139
Sonic Automotive, Inc. (Class
  A) (a)......................       3,507         45,205
Stage Stores, Inc. (a)........       4,641         54,160
Talbots, Inc. (a).............       2,810         32,568
The Buckle, Inc. (a)..........       1,903         87,024
The Cato Corp. (Class A) (a)..       3,389         48,259
The Pep Boys -- Manny, Moe &
  Jack (a)....................       4,793         41,795
Zale Corp. (a)(b).............       5,233         98,851
                                             ------------
                                                1,987,526
                                             ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
Columbia Sportswear Co. (a)...       1,964         72,177
Hanesbrands, Inc. (a)(b)......      11,883        322,505
Jones Apparel Group, Inc.
  (a).........................      10,503        144,416
Kenneth Cole Productions, Inc.
  (Class A) (a)...............         996         12,649
Liz Claiborne, Inc. (a).......      11,600        164,140
Movado Group, Inc. (a)........       2,287         45,283
Oxford Industries, Inc. (a)...       1,722         32,976
Phillips-Van Heusen Corp. ....       6,316        231,292
Skechers USA, Inc. (b)........       4,008         79,198
UniFirst Corp. ...............       1,721         76,860
Wolverine World Wide, Inc.
  (a).........................       6,107        162,874
                                             ------------
                                                1,344,370
                                             ------------
THRIFTS & MORTGAGE FINANCE -- 1.8%
Anchor Bancorp Wisconsin, Inc.
  (a).........................       2,323         16,284
Astoria Financial Corp. (a)...      10,704        214,936
Bank Mutual Corp. (a).........       6,299         63,242
BankAtlantic Bancorp, Inc.
  (Class A) (a)...............       5,419          9,537
BankUnited Financial Corp.
  (a).........................       4,391          4,215
Beneficial Mutual Bancorp,
  Inc. (a)(b).................       4,489         49,693
Brookline Bancorp, Inc. (a)...       7,130         68,092
Capitol Federal Financial
  (a).........................       2,671        100,456
Centerline Holding Co. (a)....       6,443         10,760
Clifton Savings Bancorp, Inc.
  (a).........................       1,351         13,159
Corus Bankshares, Inc. (a)....       4,069         16,927
Dime Community Bancshares
  (a).........................       3,820         63,068
Doral Financial Corp. (a)(b)..         539          7,298
Downey Financial Corp. (a)....       2,582          7,152
First Financial Holdings, Inc.
  (a).........................       1,483         25,478
First Niagara Financial Group,
  Inc. (a)....................      13,430        172,710
First Place Financial Corp.
  (a).........................       1,958         18,405
FirstFed Financial Corp.
  (a)(b)......................       1,633         13,129
Flagstar Bancorp, Inc. (a)....       4,559         13,723
Flushing Financial Corp. (a)..       2,363         44,779
Guaranty Financial Group, Inc.
  (a)(b)......................       3,993         21,442
IndyMac Bancorp, Inc. (a).....       9,870          6,119
Kearny Financial Corp. (a)....       2,665         29,315
MGIC Investment Corp. (a).....      14,937         91,265
Northwest Bancorp, Inc. (a)...       2,466         53,808
PFF Bancorp, Inc. (a).........       2,549          2,753
Provident Financial Services,
  Inc. (a)....................       6,937         97,187
Provident New York Bancorp
  (a).........................       4,669         51,639
Radian Group, Inc. (a)........       9,862         14,300
Roma Financial Corp. .........         996         13,048
The PMI Group, Inc. (a).......       9,968         19,438
TierOne Corp. (a).............       1,750          8,033
TrustCo Bank Corp. NY (a).....       9,139         67,811
United Community Financial
  Corp. (a)...................       3,258         12,218
Washington Federal, Inc. .....      10,747        194,521
Wauwatosa Holdings, Inc. (b)..       1,179         12,521
WSFS Financial Corp. (a)......         763         34,030
                                             ------------
                                                1,662,491
                                             ------------
TOBACCO -- 0.3%
Alliance One International,
  Inc. (a)(b).................      11,789         60,242
Universal Corp. (a)...........       3,381        152,889
Vector Group, Ltd. (a)........       4,324         69,746
                                             ------------
                                                  282,877
                                             ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.0%
Aircastle, Ltd. (a)...........       5,359         45,069
Applied Industrial
  Technologies, Inc. (a)......       4,885        118,070
GATX Corp. (a)................       4,982        220,852
Kaman Corp. (Class A) (a).....       3,043         69,259
Lawson Products, Inc. (a).....         533         13,208
TAL International Group, Inc.
  (a).........................       2,162         49,164
Textainer Group Holdings, Ltd.
  (a).........................       2,182         42,614
United Rentals, Inc. (a)(b)...       9,798        192,139
Watsco, Inc. (a)..............       3,094        129,329
                                             ------------
                                                  879,704
                                             ------------
TRANSPORTATION INFRASTRUCTURE -- 0.2%
Macquarie Infrastructure Co.
  LLC (a).....................       5,554        140,461
                                             ------------
WATER UTILITIES -- 0.5%
American States Water Co.
  (a).........................       2,086         72,885
Aqua America, Inc. (a)........      16,502        263,537
California Water Service Group
  (a).........................       2,425         79,467
SJW Corp. (a).................       1,578         41,659
                                             ------------
                                                  457,548
                                             ------------


See accompanying notes to financial statements

SPDR DJ WILSHIRE SMALL CAP VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008
--------------------------------------------------------------------------------

SECURITY DESCRIPTION              SHARES         VALUE
--------------------              ------         -----
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
Rural Cellular Corp. (a)(b)...       1,262   $     56,172
USA Mobility, Inc. (a)(b).....       2,862         21,608
                                             ------------
                                                   77,780
                                             ------------
TOTAL COMMON STOCKS --
  (Cost $107,213,466).........                 89,618,940
                                             ------------
SHORT TERM INVESTMENTS -- 29.6%
MONEY MARKET FUNDS -- 29.6%
State Street Navigator
  Securities Lending Prime
  Portfolio (d)(e)............  25,747,911     25,747,911
STIC Prime Portfolio..........     829,355        829,355
                                             ------------
TOTAL SHORT TERM
  INVESTMENTS --
  (Cost $26,577,266)..........                 26,577,266
                                             ------------
TOTAL INVESTMENTS -- 129.3%
  (Cost $133,790,732).........                116,196,206
OTHER ASSETS AND
  LIABILITIES -- (29.3)%......                (26,339,954)
                                             ------------
NET ASSETS -- 100.0%..........               $ 89,856,252
                                             ============




   (a) Security, or portion thereof, was on loan at June 30, 2008.
   (b) Non-income producing security.
   (c) Amount represents less than 0.05% of net assets.
   (d) Investments of cash collateral for securities loaned.
   (e) Affiliated Fund managed by SSgA Funds Management, Inc.


See accompanying notes to financial statements

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, James Ross, the registrant's President and Principal Executive Officer, and Gary L. French, the registrant's Treasurer and Principal Financial Officer, reviewed the registrant's disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and French determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPDR(R) Series Trust


By: /s/ James Ross
    -----------------------------------------
    James Ross
    President and Principal Executive Officer

Date: August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ James Ross
    -----------------------------------------
    James Ross
    President and Principal Executive Officer

Date: August 20, 2008


By: /s/ Gary L. French
    -----------------------------------------
    Gary L. French
    Treasurer and Principal Financial Officer

Date: August 20, 2008